                                             Filed Pursuant to Rule 497(c)
                                             Registration File No.: 33-83750


                                 SUPPLEMENT TO
                  INCOME MANAGER (SERVICE MARK) ROLLOVER IRA
                          PROSPECTUS DATED MAY 1, 1997

          COMBINATION VARIABLE AND FIXED DEFERRED ANNUITY CERTIFICATES

                                   Issued By:
           The Equitable Life Assurance Society of the United States

-------------------------------------------------------------------------------
This prospectus supplement describes the Combined Guaranteed Minimum Death Benefit and Guaranteed Minimum Income Benefit (Plan A) offered to issue ages 76 or older under the INCOME MANAGER Prospectus for Rollover IRA. Capitalized terms in this supplement have the same meaning as in the prospectus.

The Combined Guaranteed Minimum Death Benefit and Guaranteed Minimum Income Benefit (Plan A) discussed on page 22 of the prospectus under "baseBUILDER Benefits" is available for issue ages 76 or older at a charge of 0.45% of the Guaranteed Minimum Death Benefit in effect on a Processing Date. The benefit is as discussed below:

The Guaranteed Minimum Death Benefit applicable to the combined benefit is as follows:

    4% to Age 85 Benefit - On the Contract Date, the Guaranteed Minimum Death Benefit is equal to the portion of the initial contribution allocated to the Investment Funds. Thereafter, the Guaranteed Minimum Death Benefit is credited with interest at 4% (3% for amounts in the Alliance Money Market and Alliance Intermediate Government Securities Funds, except as indicated below) on each Contract Date anniversary through age 85 (or at your death, if earlier), and 0% thereafter, and is adjusted for any subsequent contributions and transfers into the Investment Funds and transfers and withdrawals from such Funds. The Guaranteed Minimum Death Benefit interest rate applicable to amounts in the Alliance Money Market Fund under the Special Dollar Cost Averaging program will be 4%.

The Guaranteed Minimum Income Benefit discussed on page 23 of the prospectus may be exercised only within 30 days following the 7th or later Contract Date anniversary, but in no event later than your age 90.

The period certain will be 90 less your age at election.

The Guaranteed Minimum Income Benefit benefit base described on page 34 of the prospectus is as follows:

    The Guaranteed Minimum Income Benefit benefit base is equal to the initial contribution allocated to the Investment Funds on the Contract Date. Thereafter, the Guaranteed Minimum Income Benefit benefit base is credited with interest at 4% (3% for amounts in the Alliance Money Market and Alliance Intermediate Government Securities Funds, except as indicated below) on each Contract Date anniversary through age 85, and 0% thereafter, and is adjusted for any subsequent contributions and transfers into the

-------------------------------------------------------------------------------
SUPPLEMENT DATED MAY 1, 1997

    Investment Funds and transfers and withdrawals from such Funds. The Guaranteed Minimum Income Benefit benefit base interest rate applicable to amounts in the Alliance Money Market Fund under the Special Dollar Cost Averaging program will be 4%. The Guaranteed Minimum Income Benefit benefit base will also be reduced by any withdrawal charge remaining on the Transaction Date that you exercise your Guaranteed Minimum Income Benefit.

-------------------------------------------------------------------------------
SUPPLEMENT DATED MAY 1, 1997

                                             Filed Pursuant to Rule 497(c)
                                             Registration File No.: 33-83750



                                                                    MAY 1, 1997


THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

                     PROFILE OF INCOME MANAGER ROLLOVER IRA
          COMBINATION VARIABLE AND FIXED DEFERRED ANNUITY CERTIFICATES


This Profile is a summary of some of the more important points that you should know and consider before purchasing a Certificate. The Certificate is more fully described in the prospectus which accompanies this Profile.
Please read the prospectus carefully.


1. THE ANNUITY CERTIFICATE. The Rollover IRA Certificate is a deferred individual retirement annuity (IRA) issued by Equitable Life. It is designed to provide for the accumulation of savings and for retirement income through the investment, during an accumulation phase, of rollover contributions, direct transfers from other individual retirement arrangements and regular IRA contributions. You may invest in Investment Funds where your Certificate's value may vary up or down depending upon investment performance. You may also invest in Guarantee Periods (also called GIROs) that when held to maturity provide guaranteed interest rates that we have set and a guarantee of principal. If you make any transfers or withdrawals from a GIRO before maturity, its investment value may increase or decrease due to interest rate changes. Earnings accumulate under your Certificate on a tax-deferred basis until amounts are distributed. All amounts distributed are subject to income tax.

The Investment Funds offer a potential for better returns than the interest rates guaranteed when GIROs are held to maturity, but the Investment Funds involve risk and you can lose money. You may make transfers among the Investment Funds and GIROs. The value of GIROs prior to their maturity fluctuates and you can lose money on premature transfers or withdrawals.

The Certificate provides a number of distribution methods during the accumulation phase and for converting to annuity income, which include the ASSURED PAYMENT OPTION, APO PLUS and other annuity benefits.

The Assured Payment Option may also be elected if you desire to start receiving a form of lifetime income immediately. When you elect the Assured Payment Option, your Certificate's value will be reduced to provide for guaranteed lifetime income. You may also elect APO Plus whereby a portion of your money is invested under the Assured Payment Option, and the remaining amount is allocated to the Alliance Common Stock Fund or the Alliance Equity Index Fund, as you select. Every three years during the fixed period of the Assured Payment Option, a portion of your money in the selected Investment Fund is applied to increase the guaranteed payments under the Assured Payment Option. The amount accumulated under your Certificate during the accumulation phase will affect the amount of distribution or annuity benefits you will receive.

                              -------------------
Income Manager and baseBUILDER are service marks of The Equitable Life Assurance Society of the United States.

2. ANNUITY PAYMENTS. You can have your Certificate's value applied to any of the following five ANNUITY BENEFITS: (1) Life Annuity - payments for your life,
(2) Life Annuity - Period Certain - payments for your life, but with payments continuing to the beneficiary for the balance of the 5, 10, 15 or 20 years (as you select) if you die before the end of the selected period; (3) Life Annuity
- Refund Certain - payments for your life, with payments continuing to the beneficiary after your death until any remaining amount applied to this option runs out; and (4) Period Certain Annuity - payments for a specified period of time, usually 5, 10, 15 or 20 years, with no life contingencies. Options (2) and (3) are also available as a Joint and Survivor Annuity - payments for your life, and after your death, continuation of payments to the survivor for life. Income Annuity Options (other than the Refund Certain only available on a fixed basis) are available as a fixed annuity, or as a variable annuity, where the dollar amount of your payments will depend upon the investment performance of the Investment Funds. Once you begin receiving income annuity payments, you cannot change your annuity benefit.

3. PURCHASE. You can purchase a Certificate by rolling over or transferring at least $5,000 or more from one or more individual retirement arrangements. You may add additional amounts of $1,000 or more at any time (subject to certain restrictions). Regular contributions are limited to $2,000 per year, but additional rollover or IRA transfer amounts are unlimited. Subject to certain age restrictions, you may purchase the baseBUILDER(SM) guaranteed benefits in the form of a Combined Guaranteed Minimum Death Benefit and Guaranteed Minimum Income Benefit (Plan A). If you do not elect the combined benefit, the Guaranteed Minimum Death Benefit is provided under the Certificate at a lower charge (Plan B). Both benefits are discussed below.

4. INVESTMENT OPTIONS. You may invest in any or all of the following Investment Funds, which invest in shares of corresponding portfolios of The Hudson River Trust (HR Trust) and EQ Advisors Trust (EQ Trust). The portfolios are described in the prospectuses for HR Trust and EQ Trust.

-----------------------------------------------------------------------------------------------------------------
                                                   EQUITY SERIES
-----------------------------------------------------------------------------------------------------------------
DOMESTIC EQUITY                        INTERNATIONAL EQUITY                      AGGRESSIVE EQUITY
  Alliance Common Stock                  Alliance Global                            Alliance Aggressive Stock
  Alliance Growth & Income               Alliance International                     Alliance Small Cap Growth
  EQ/Putnam Growth &                     Morgan Stanley Emerging                    MFS Emerging Growth
    Income Value                           Markets Equity*                            Companies
  MFS Research                           T. Rowe Price International Stock          Warburg Pincus Small Company
  Merrill Lynch Basic Value Equity       ___________________                          Value
  T. Rowe Price Equity Income            *Available on or about September 2,
                                         1997.
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
 ASSET ALLOCATION SERIES                                           FIXED INCOME SERIES
-----------------------------------------------------------------------------------------------------------------
  Alliance Conservative Investors      AGGRESSIVE FIXED INCOME                   DOMESTIC FIXED INCOME
  Alliance Growth Investors              Alliance High Yield                       Alliance Intermediate
  EQ/Putnam Balanced                                                                 Government Securities
  Merrill Lynch World Strategy                                                     Alliance Money Market
                                     ----------------------------------------------------------------------------
                                              Alliance Equity Index Fund (AVAILABLE ONLY UNDER APO PLUS)
-----------------------------------------------------------------------------------------------------------------

You may also invest in one or more GIROs currently maturing in years 1998 through 2007. Under the Assured Payment Option and APO Plus, GIROs currently maturing in years 2008 through 2012 are also available.

5. EXPENSES. The Certificate has expenses as follows: There is an annual charge expressed as a percentage of the Guaranteed Minimum Death Benefit. For Plan A the percentage is equal to 0.45% for the 6% to Age 80 Benefit; and 0.30% for the 6% to Age 70 Benefit. For Plan B the percentage is equal to 0.20%. As a percentage of assets in the Investment Funds, a daily charge is deducted for mortality and expense risks at an annual rate of 0.90%; and a daily charge is deducted for administration expenses at an annual rate of 0.25%.

The charges for the portfolios of HR Trust range from 0.63% to 1.33% of the average daily net assets of HR Trust portfolios, depending upon HR Trust portfolios selected. The charges for the portfolios of EQ Trust range from 0.85% to 1.75% of the average daily net assets of EQ Trust portfolios, depending upon the EQ Trust portfolios selected. The amounts for HR Trust are based on restated values during 1996 (as well as an expense cap for the Alliance Small Cap Growth portfolio) and the amounts for EQ Trust are based on a current expense cap. The 12b-1 fees for the portfolios of HR Trust and EQ Trust are 0.25% of the average daily net assets of HR Trust and EQ Trust, respectively. Charges for state premium and other applicable taxes may also apply at the time you elect to start receiving annuity payments.

A withdrawal charge is imposed as a percentage of each contribution withdrawn in excess of a free corridor amount, or if the Certificate is surrendered. The free corridor amount for withdrawals is 15% of the Certificate's value at the beginning of the year, except that under the Assured Payment Option and APO Plus it is 10%. The withdrawal charge does not apply under certain of the distribution methods available under the Certificate. When applicable, the withdrawal charge is determined in accordance with the table below, based on the year a contribution is withdrawn. The year in which we receive your contribution is "Year 1."

                               Year of Contribution Withdrawal

                        1     2     3     4     5     6     7     8+
                        --------------------------------------------
Percentage of
Contribution           7.0%  6.0%  5.0%  4.0%  3.0%  2.0%  1.0%  0.0%

The following chart is designed to help you understand the charges in the Certificate. The "Total Annual Charges" column shows the combined total of the Certificate charges deducted as a percentage of assets in the Investment Funds and the portfolio charges, as shown in the first two columns. The last two columns show you two examples of the charges, in dollars, that you would pay under a Certificate, and include the Guaranteed Minimum Death Benefit based charge for the optional Combined Guaranteed Minimum Death Benefit and Guaranteed Minimum Income Benefit equal to 0.45%. The examples assume that you invested $1,000 in a Certificate which earns 5% annually and that you withdraw your money: (1) at the end of year 1, and (2) at the end of year 10. For year 1, the Total Annual Charges are assessed as well as the withdrawal charge. For year 10, the example shows the aggregate of all the annual charges assessed for the 10 years, but there is no withdrawal charge. No charges for state premium and other applicable taxes are assumed in the examples.

                                                                     EXAMPLES
                       TOTAL ANNUAL  TOTAL ANNUAL    TOTAL          Total Annual
                       CERTIFICATE    PORTFOLIO     ANNUAL      Expenses at End of:
INVESTMENT FUND          CHARGES       CHARGES      CHARGES       (1)        (2)
                                                                1 Year     10 Years

HR TRUST
Alliance Conservative
  Investors                1.15%        0.80%        1.95%      $89.74     $275.75
Alliance Growth
  Investors                1.15         0.84         1.99        90.14      279.80
Alliance Growth &
  Income                   1.15         0.85         2.00        90.24      280.80
Aliance Common Stock       1.15         0.66         1.81        88.35      261.52
Alliance Global            1.15         0.98         2.13        91.53      293.80
Alliance International     1.15         1.33         2.48        95.01      328.00
Alliance Aggressive
  Stock                    1.15         0.83         1.98        90.04      278.79
Alliance Small Cap
  Growth                   1.15         1.20         2.35        93.72      315.43
Alliance Money Market      1.15         0.64         1.79        88.15      259.45
Alliance Intermediate
  Government
  Securities               1.15         0.84         1.99        90.14      279.80
Alliance High Yield        1.15         0.91         2.06        90.84      286.83
UNDER APO PLUS
Alliance Common Stock      1.15%        0.66%        1.81%      $88.35     $233.84
Alliance Equity Index      1.15         0.63         1.78        88.05      230.74

EQ TRUST
EQ/Putnam Balanced         1.15%        0.90%        2.05%      $90.74     $293.88
EQ/Putnam Growth &
Income Value               1.15         0.85         2.00        90.24      288.87
MFS Emerging Growth
  Companies                1.15         0.85         2.00        90.24      288.87
MFS Research               1.15         0.85         2.00        90.24      288.87
Merrill Lynch Basic
Value Equity               1.15         0.85         2.00        90.24      288.87
Merrill Lynch World
  Strategy                 1.15         1.20         2.35        93.72      323.50
Morgan Stanley
Emerging Markets Equity
  (available on or about
  September  2, 1997       1.15         1.75         2.90        99.19      375.62
T. Rowe Price Equity
  Income                   1.15         0.85         2.00        90.24      288.87
T. Rowe Price
  International Stock      1.15         1.20         2.35        93.72      323.50
Warburg Pincus Small
   Company Value           1.15         1.00         2.15        91.73      303.84


For Investment Funds investing in portfolios with less than 10 years of operations, charges have been estimated. The charges reflect any expense waiver or limitation. For more detailed information, see the Fee Table in the prospectus.

                                       4

6. TAXES. Your earnings are not taxed until distributions are made from your Certificate. If you are younger than age 59 1/2 when you receive any distributions, you may be charged a 10% Federal tax penalty on the amount received.

7. ACCESS TO YOUR MONEY. During the accumulation phase, you also may receive distributions under a Certificate through the following WITHDRAWAL OPTIONS: (1)
Lump Sum Withdrawals of at least $1,000 may be taken at any time. Lump Sum
Withdrawals are also available under the Distribution Options. (2)
Substantially Equal Payment Withdrawals (if you are less than age 59 1/2), paid monthly, quarterly or annually based on life expectancy; (3) Systematic
Withdrawals (if you are age 59 1/2 to 70), paid monthly, quarterly or annually, subject to certain restrictions, including a maximum percentage of your Certificate's value; and (4) Minimum Distribution Withdrawals (after you are age 70 1/2), which pays the minimum amount necessary to meet minimum distribution requirements in the Internal Revenue Code. You also have access to your Certificate's value by surrendering the Certificate. All or a portion of certain withdrawals may be subject to a withdrawal charge to the extent that the withdrawal exceeds the free corridor amount. A free corridor amount does not apply to a surrender. Withdrawals and surrenders are subject to income tax and may be subject to a tax penalty.

8. PERFORMANCE. During the accumulation phase, your Certificate's value in the Investment Funds may vary up or down depending upon the investment performance of the Investment Funds you have selected. The following chart shows total returns for certain Investment Funds for the time periods shown. The results indicated reflect all of the charges, except the optional Combined Guaranteed
Minimum Death Benefit and Guaranteed Minimum Income Benefit Charge, the withdrawal charge, and any charge for state premium and other applicable taxes.
If included, these charges would reduce the performance numbers shown below.
Past performance is not a guarantee of future results.

The performance data for the Alliance Conservative Investors, Alliance Growth &
Income, Alliance International, and Alliance Intermediate Government Securities
Funds and Alliance Equity Index Fund (under which portfolios of HR Trust with a
12b-l fee were not previously available) and for the other Investment Funds prior to October 16, 1996, do not reflect the 12b-1 fee. There is no performance data for the Alliance Small Cap Growth Fund and the Investment
Funds investing in EQ Trust portfolios, as such Investment Funds were not available under the Certificate prior to May 1, 1997.


                                                               CALENDAR YEAR

INVESTMENT FUND               1996     1995    1994     1993    1992    1991   1990   1989    1988    1987
-----------------------------------------------------------------------------------------------------------
HR TRUST
--------
Alliance Conservative
  Investors                   3.99%   19.02%  (5.20)%   9.54%   4.50%  18.51%  5.14%  2.79%   --      --
Alliance Growth Investors    11.24    24.92   (4.27)   13.95    3.69   47.19   9.39   3.53    --      --
Alliance Growth & Income     18.70    22.65   (1.72)   (0.55)   --     --      --     --      --      --
Alliance Common Stock        22.76    30.93   (3.26)   23.39    2.03   36.30  (9.17) 24.16   21.03%   6.21%
Alliance Global              13.20    17.45    4.02    30.60   (1.65)  29.06  (7.15) 25.29    9.61  (13.62)
Alliance Internationa        l8.54    10.34    --      --       --     --      --     --      --      --
Alliance Aggressive Stock    20.71    30.13   (4.92)   15.41   (4.28)  84.73   6.92  41.86   (0.03)   6.06
Alliance Money Market         4.05     4.53    2.82     1.78    2.37    4.97   6.99   7.93    6.09    5.41
Alliance Intermediate
  Government Securities       2.57    12.03   (5.47)    9.27    4.38   11.30   --     --      --      --
Alliance High Yield          21.39    18.54   (3.90)   21.74   11.02   23.03  (2.26)  3.93    8.48    3.49
Alliance Equity Index        20.97    34.92    0.11    --      --      --      --     --      --      --

9. DEATH BENEFIT. If you die before amounts are applied under an annuity benefit, the named beneficiary will be paid a death benefit. The death benefit (except in New York ) is equal to (1) your Certificate's value in the Investment Funds, or if greater, the Guaranteed Minimum Death Benefit, and (2) the amount of the death benefit provided with respect to GIROs.

    The Guaranteed Minimum Death Benefit is a "6% to Age 80 Benefit." We add interest to the initial amount at 6% (3% for amounts in the Alliance Money Market and Alliance Intermediate Government Securities Funds) through age 80 (or at your death, if earlier). The 6% interest rate will still apply for amounts in the Alliance Money Market Fund under the Special Dollar Cost Averaging program discussed below.

    If you elect Plan A and are between the ages of 20 through 65, you may instead elect a 6% to Age 70 Benefit, for a lower charge.

The death benefit with respect to the GIROs is equal to the amounts in the GIROs, or if greater, the amounts in the GIROs reflecting guaranteed interest, but not reflecting any increase due to interest rate changes.

The death benefit applicable to Certificates issued in New York is equal to the amounts in the Investment Funds and the GIROs, or if greater, the Guaranteed Minimum Death Benefit.

    The Guaranteed Minimum Death Benefit is reset each year through age 80 to your Certificate's value, if it is higher than the prior year's Guaranteed Minimum Death Benefit. The Guaranteed Minimum Death Benefit at your death will never be less than the amounts in the Investment Funds, plus the amounts in the GIROs reflecting guaranteed interest, but not reflecting any increase due to interest rate changes.

10. OTHER INFORMATION.

BASEBUILDER BENEFIT (PLAN A). The baseBUILDER (available for ages 20 through 75 at issue of the Certificates) is an optional benefit that combines the Guaranteed Minimum Income Benefit and the Guaranteed Minimum Death Benefit. The baseBUILDER benefit may be available for ages 76 and older, and is currently not available in New York.

    Income Benefit - The Guaranteed Minimum Income Benefit, as part of the baseBUILDER, provides a minimum amount of guaranteed lifetime income for your future. When you are ready to convert (at specified future times) your Certificate's value to the Assured Payment Option, the amount of lifetime income that will be provided will be the greater of (i) your Guaranteed Minimum Income Benefit or (ii) your Certificate's current value applied at current annuity factors. Investment performance is not guaranteed. The Guaranteed Minimum Income Benefit provides a safety net for your future.

    Death Benefit - As part of the baseBUILDER a Guaranteed Minimum Death Benefit is provided which is the 6% to Age 80 Benefit or the 6% to Age 70 Benefit, both of which are described in "Death Benefit" above.

FREE LOOK. You can examine the Certificate for a period of 10 days after you receive it, and return it to us for a refund. The free look period is longer in some states.

Your refund will equal your Certificate's value, reflecting any investment gain or loss, in the Investment Funds, and any increase or decrease in the value of any amounts held in the GIROs, through the date we receive your Certificate. Some states or Federal income tax regulations may require that we calculate the refund differently.

PRINCIPAL ASSURANCE. This option is designed to assure the return of your original amount invested on a GIRO maturity date, by putting a portion of your money in a particular GIRO, and the balance in the Investment Funds in any way you choose. Assuming that you make no transfers or withdrawals of the portion in the GIRO, such amount will grow to your original investment upon maturity.

DOLLAR COST AVERAGING. Special Dollar Cost Averaging - You can elect when you apply for your Certificate to allocate your contribution to the Alliance Money Market Fund and have it transferred from the Alliance Money Market Fund into the other Investment Funds on a monthly basis over the first twelve months during which time the mortality and expense risks and administration charges will not be deducted from the Alliance Money Market Fund. General Dollar Cost Averaging - You can elect at any time to put money into the Alliance Money Market Fund and have a dollar amount or percentage transferred from the Alliance Money Market Fund into the other Investment Funds on a periodic basis over a longer period of time, and all applicable Certificate charges deducted from the Alliance Money Market Fund will apply. Dollar cost averaging does not assure a profit or protect against a loss should market prices decline.

REPORTS. We will provide you with an annual statement of your Certificate's values as of the last day of each year, and three additional reports of your Certificate's values each year. You also will be provided with written confirmations of each financial transaction, and copies of annual and semi-annual statements of HR Trust and EQ Trust.

You may call toll-free at 1-800-789-7771 for a recording of daily Investment Fund values and guaranteed rates applicable to GIROs.


11. INQUIRIES. If you need more information, please contact your agent. You may also contact us, at:

The Equitable Life Assurance Society of the United States
Income Management Group
P.O. Box 1547
Secaucus, NJ  07096-1547
Telephone 1-800-789-7771 and Fax 1-201-583-2224

                                             Filed Pursuant to Rule 497(c)
                                             Registration File No.: 33-83750

                   INCOME MANAGER (Service Mark) ROLLOVER IRA
                          PROSPECTUS DATED MAY 1, 1997

                            ------------------------

          COMBINATION VARIABLE AND FIXED DEFERRED ANNUITY CERTIFICATES
                                   Issued By:
           The Equitable Life Assurance Society of the United States

-------------------------------------------------------------------------------

This prospectus describes individual retirement annuity (IRA) certificates The Equitable Life Assurance Society of the United States (EQUITABLE LIFE, WE, OUR and US) offers under a combination variable and fixed deferred annuity contract (ROLLOVER IRA) issued on a group basis or as individual contracts. Enrollment under a group contract will be evidenced by issuance of a certificate. Certificates and individual contracts each will be referred to as "Certificates." Under the Rollover IRA we will accept only initial contributions that are rollover contributions or that are direct transfers from other individual retirement arrangements, as described in this prospectus. A minimum initial contribution of $5,000 is required to put a Certificate into effect.

The Rollover IRA is designed to provide for the accumulation of retirement savings and for income. Contributions accumulate on a tax-deferred basis and can be distributed under a number of different methods which are designed to be responsive to the owner's (CERTIFICATE OWNER, YOU and YOUR) objectives. The distribution methods include the ASSURED PAYMENT OPTION, Assured Payment Option Plus (APO PLUS), and a variety of payout options, including variable annuities and fixed annuities. The Assured Payment Option and APO Plus are also available for election in the application if you are interested in receiving distributions rather than accumulating funds.

The Rollover IRA offers investment options (INVESTMENT OPTIONS) that permit you to create your own strategies. These Investment Options include 21 variable investment funds (INVESTMENT FUNDS) and each GUARANTEE PERIOD in the GUARANTEED PERIOD ACCOUNT. There is an additional Investment Fund which is available only under APO Plus.

We invest each Investment Fund in Class IB shares of a corresponding portfolio (PORTFOLIO) of The Hudson River Trust (HR TRUST) or EQ Advisors Trust (EQ TRUST), mutual funds whose shares are purchased by separate accounts of insurance companies. The prospectuses for HR Trust and EQ Trust, both of which accompany this prospectus, describe the investment objectives, policies and risks of the Portfolios.

                               INVESTMENT FUNDS

-----------------------------------------------------------------------------------------------------------------------
                                                  EQUITY SERIES
-----------------------------------------------------------------------------------------------------------------------
DOMESTIC EQUITY                      INTERNATIONAL EQUITY                          AGGRESSIVE EQUITY
 Alliance Common Stock                Alliance Global                               Alliance Aggressive Stock
 Alliance Growth & Income             Alliance International                        Alliance Small Cap Growth
 EQ/Putnam Growth & Income Value      Morgan Stanley Emerging Markets Equity*       MFS Emerging Growth Companies
 MFS Research                         T. Rowe Price International Stock             Warburg Pincus Small Company Value
 Merrill Lynch Basic Value Equity     _______________
 T. Rowe Price Equity Income          *Available on or about September 2, 1997.
-----------------------------------------------------------------------------------------------------------------------

       ASSET ALLOCATION SERIES                                        FIXED INCOME SERIES
-----------------------------------------------------------------------------------------------------------------------
 Alliance Conservative Investors          AGGRESSIVE FIXED INCOME      DOMESTIC FIXED INCOME
 Alliance Growth Investors                Alliance High Yield          Alliance Intermediate Government Securities
 EQ/Putnam Balanced                                                    Alliance Money Market
 Merrill Lynch World Strategy
                                         ------------------------------------------------------------------------------
                                                       Alliance Equity Index (AVAILABLE ONLY UNDER APO PLUS)
-----------------------------------------------------------------------------------------------------------------------

Amounts allocated to a Guarantee Period accumulate on a fixed basis and are credited with interest at a rate we set (GUARANTEED RATE) for the entire period. On each business day (BUSINESS DAY) we will determine the Guaranteed Rates available for amounts newly allocated to Guarantee Periods. A market value adjustment (positive or negative) will be made for withdrawals, transfers, surrender and certain other transactions from a Guarantee Period before its expiration date (EXPIRATION DATE). Each Guarantee Period has its own Guaranteed Rates. The Guarantee Periods currently available have Expiration Dates of February 15, in years 1998 through 2007 under the Rollover IRA and 1998 through 2012 under the Assured Payment Option and APO Plus.

This prospectus provides information about the Rollover IRA that prospective investors should know before investing. You should read it carefully and retain it for future reference. The prospectus is not valid unless accompanied by current prospectuses for HR Trust and EQ Trust, both of which you should also read carefully.

Registration statements relating to Separate Account No. 45 (SEPARATE ACCOUNT) and interests under the Guarantee Periods have been filed with the Securities and Exchange Commission (SEC). The statement of additional information (SAI), dated May 1, 1997, which is part of the registration statement for the Separate Account, is available free of charge upon request by writing to our Processing Office or calling 1-800-789-7771, our toll-free number. The SAI has been incorporated by reference into this prospectus. The Table of Contents for the SAI appears at the back of this prospectus.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE CERTIFICATES ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL INVESTED.

-------------------------------------------------------------------------------
   Copyright 1997 The Equitable Life Assurance Society of the United States,
                           New York, New York 10104.
  All rights reserved. Income Manager and baseBUILDER are service marks of The
             Equitable Life Assurance Society of the United States.

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

   Equitable Life's Annual Report on Form 10-K for the year ended December 31, 1996 is incorporated herein by reference.

   All documents or reports filed by Equitable Life pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (EXCHANGE ACT) after the date hereof and prior to the termination of the offering of the securities offered hereby shall be deemed to be incorporated by reference in this prospectus and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated herein by reference shall be deemed to be modified or superseded for purposes of this prospectus to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified and superseded, to constitute a part of this prospectus. Equitable Life files its Exchange Act documents and reports, including its annual and quarterly reports on Form 10-K and Form 10-Q, electronically pursuant to EDGAR under CIK No. 0000727920. The SEC maintains a web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC. The address of the site is http://www.sec.gov.

   Equitable Life will provide without charge to each person to whom this prospectus is delivered, upon the written or oral request of such person, a copy of any or all of the foregoing documents incorporated herein by reference (other than exhibits not specifically incorporated by reference into the text of such documents). Requests for such documents should be directed to The Equitable Life Assurance Society of the United States, 1290 Avenue of the Americas, New York, New York 10104. Attention: Corporate Secretary (telephone: (212) 554-1234).

-------------------------------------------------------------------------------

                         PROSPECTUS TABLE OF CONTENTS

-------------------------------------------------------------------------------

GENERAL TERMS                          PAGE 4

FEE TABLE                              PAGE 6

PART 1: EQUITABLE LIFE, THE SEPARATE
        ACCOUNT AND THE
        INVESTMENT FUNDS              PAGE 10

Equitable Life                          10
Separate Account No. 45                 10
HR Trust                                11
HR Trust's Manager and Adviser          11
EQ Trust                                11
EQ Trust's Manager and Advisers         11
Investment Policies and Objectives
  of HR Trust's Portfolios and EQ
  Trust's Portfolios                    12

PART 2: THE GUARANTEED PERIOD
        ACCOUNT                       PAGE 15

Guarantee Periods                       15
Market Value Adjustment for Transfers,
  Withdrawals or Surrender Prior to
  the Expiration Date                   16
Modal Payment Portion                   17
Investments                             17

PART 3: PROVISIONS OF THE
        CERTIFICATES AND SERVICES
        WE PROVIDE                    PAGE 19

What is the Rollover IRA?               19
Availability of the Certificates        19
Contributions Under the Certificates    19
Methods of Payment                      19
Allocation of Contributions             19
Free Look Period                        20
Annuity Account Value                   20
Transfers Among Investment Options      21
Dollar Cost Averaging                   21
baseBUILDER Benefits                    22
Death Benefit                           22
Guaranteed Minimum Income Benefit       23
Cash Value                              24
Surrendering the Certificates to
  Receive the Cash Value                24
When Payments are Made                  24
Assignment                              24
Services We Provide                     25
Distribution of the Certificates        25

PART 4: DISTRIBUTION METHODS UNDER
        THE CERTIFICATES              PAGE 26

Assured Payment Option                  26
APO Plus                                29
Withdrawal Options                      31
How Withdrawals and Transfers Affect
  Your Guaranteed Minimum Death
  Benefit and Guaranteed Minimum
  Income Benefit                        33
Annuity Benefits                        34

PART 5: DEDUCTIONS AND CHARGES        PAGE 36

Charges Deducted from the Annuity
  Account Value                         36
Charges Deducted from the Investment
  Funds                                 36
HR Trust Charges to Portfolios          37
EQ Trust Charges to Portfolios          37
Sponsored Arrangements                  38
Other Distribution Arrangements         38

PART 6: VOTING RIGHTS                 PAGE 39

HR Trust and EQ Trust Voting Rights     39
Voting Rights of Others                 39
Separate Account Voting Rights          39
Changes in Applicable Law               39

PART 7: TAX ASPECTS OF THE
        CERTIFICATES                  PAGE 40

Tax-Qualified Individual Retirement
  Annuities (IRAs)                      40
Penalty Tax on Early Distributions      45
Tax Penalty for Insufficient
  Distributions                         45
Tax Penalty for Excess Distributions
  or Accumulation                       45
Federal and State Income Tax
  Withholding                           46
Other Withholding                       46
Impact of Taxes to Equitable Life       46
Transfers Among Investment Options      46
Tax Changes                             47

PART 8: INDEPENDENT ACCOUNTANTS       PAGE 48

PART 9: INVESTMENT PERFORMANCE        PAGE 49

Standardized Performance Data           49
Rate of Return Data for Investment
  Funds                                 51
Communicating Performance Data          54
Alliance Money Market Fund and
  Alliance Intermediate Government
  Securities Fund Yield Information     54

APPENDIX I: MARKET VALUE
  ADJUSTMENT EXAMPLE                  PAGE 56

APPENDIX II: DEATH BENEFIT FOR
  CERTIFICATES ISSUED IN NEW YORK     PAGE 57

APPENDIX III: GUARANTEED MINIMUM
  DEATH BENEFIT EXAMPLE               PAGE 58

APPENDIX IV: EXAMPLE OF PAYMENTS
  UNDER THE ASSURED PAYMENT
  OPTION AND APO PLUS                 PAGE 59

APPENDIX V: IRS TAX DEDUCTION TABLE   PAGE 60

STATEMENT OF ADDITIONAL
  INFORMATION TABLE OF CONTENTS       PAGE 61

-------------------------------------------------------------------------------

                                 GENERAL TERMS

-------------------------------------------------------------------------------

ACCUMULATION UNIT--Contributions that are invested in an Investment Fund purchase Accumulation Units in that Investment Fund.

ACCUMULATION UNIT VALUE--The dollar value of each Accumulation Unit in an Investment Fund on a given date.

ANNUITANT--The individual who is the measuring life for determining benefits under a Certificate. The Annuitant and Certificate Owner must be the same individual.

ANNUITY ACCOUNT VALUE--The sum of the amounts in the Investment Options under the Certificate. See "Annuity Account Value" in Part 3.

ANNUITY COMMENCEMENT DATE--The date on which annuity benefit payments are to commence.

ASSURED PAYMENT OPTION--A distribution option which provides guaranteed lifetime income. The Assured Payment Option may be elected in the application or elected as a distribution option at a later date. Under this option amounts are allocated to the Guaranteed Period Account and the Life Contingent Annuity. No amounts may be allocated to the Investment Funds.

APO PLUS--A distribution option which provides guaranteed lifetime income. APO Plus may be elected in the application or as a distribution option at a later date. Under this option amounts are allocated to the Guaranteed Period Account, the Life Contingent Annuity and to the Alliance Common Stock Fund or the Alliance Equity Index Fund. The amount in the selected Fund is then systematically converted to increase the guaranteed lifetime income.

BASEBUILDER (SERVICE MARK) --Optional protection benefit, consisting of the Guaranteed Minimum Death Benefit and the Guaranteed Minimum Income Benefit.

BUSINESS DAY--Generally, any day on which the New York Stock Exchange is open for trading. For the purpose of determining the Transaction Date, our Business Day ends at 4:00 p.m. Eastern Time or the closing of the New York Stock Exchange, if earlier.

CASH VALUE--The Annuity Account Value minus any applicable charges.

CERTIFICATE--The Certificate issued under the terms of a group annuity contract and any individual contract, including any endorsements.

CERTIFICATE OWNER--The person who owns a Certificate and has the right to exercise all rights under the Certificate. The Certificate Owner must be the same individual as the Annuitant.

CODE--The Internal Revenue Code of 1986, as amended.

CONTRACT DATE--The effective date of the Certificates. This is usually the Business Day we receive the initial contribution at our Processing Office.

CONTRACT YEAR--The 12-month period beginning on your Contract Date and each anniversary of that date.

EQ TRUST--EQ Advisors Trust, a mutual fund in which the assets of separate accounts of insurance companies are invested. EQ Financial Consultants, Inc. (EQ Financial) is the manager to EQ Trust and has appointed advisers for each of the Portfolios.

EXPIRATION DATE--The date on which a Guarantee Period ends.

GUARANTEED MINIMUM DEATH BENEFIT--The minimum amount payable with respect to the Investment Funds (in all states except New York), upon the death of the Annuitant. The Guaranteed Minimum Death Benefit is different in New York.

GUARANTEED MINIMUM INCOME BENEFIT--The minimum amount of future guaranteed lifetime income provided with respect to the Investment Funds.

GUARANTEE PERIOD--Any of the periods of time ending on an Expiration Date that are available for investment under the Certificates. Guarantee Periods may also be referred to as Guaranteed Interest Rate Options (GIROs).

GUARANTEED PERIOD ACCOUNT--The Account that contains the Guarantee Periods and the Modal Payment Portion of such Account.

GUARANTEED RATE--The annual interest rate established for each allocation to a Guarantee Period.

HR TRUST--The Hudson River Trust, a mutual fund in which the assets of separate accounts of insurance companies are invested. Alliance Capital Management L.P. (Alliance) is the manager and adviser to HR Trust.

INVESTMENT FUNDS--The funds of the Separate Account that are available under the Certificates. The Alliance Equity Index Fund is only available under APO Plus.

INVESTMENT OPTIONS--The choices for investment: the Investment Funds and each available Guarantee Period.

IRA--An individual retirement annuity, as defined in Section 408(b) of the Code.

LIFE CONTINGENT ANNUITY--Provides guaranteed lifetime income beginning at a future date. Amounts may only be applied under the Life Contingent Annuity through election of the Assured Payment Option and APO Plus.

MATURITY VALUE--The amount in a Guarantee Period on its Expiration Date.

MODAL PAYMENT PORTION--Under the Assured Payment Option and APO Plus, the portion of the Guaranteed Period Account from which payments, other than payments due on an Expiration Date, are made.

PORTFOLIOS--The portfolios of HR Trust and EQ Trust that correspond to the Investment Funds of the Separate Account.

PROCESSING DATE--The day when we deduct certain charges from the Annuity Account Value. If the Processing Date is not a Business Day, it will be on the next succeeding Business Day. The Processing Date will be once each year on each anniversary of the Contract Date.

PROCESSING OFFICE--The address to which all contributions, written requests (e.g., transfers, withdrawals, etc.) or other written communications must be sent. See "Services We Provide" in Part 3.

SAI--The statement of additional information for the Separate Account under the Certificates.

SEPARATE ACCOUNT--Equitable Life's Separate Account No. 45.

TRANSACTION DATE--The Business Day we receive a contribution or a transaction request providing all the information we need at our Processing Office. If your contribution or request reaches our Processing Office on a non-Business Day, or after the close of the Business Day, the Transaction Date will be the next following Business Day. Transaction requests must be made in a form acceptable to us.

VALUATION PERIOD--Each Business Day together with any preceding non-business days.

-------------------------------------------------------------------------------

                                   FEE TABLE

-------------------------------------------------------------------------------

The purpose of this fee table is to assist you in understanding the various costs and expenses you may bear directly or indirectly under the Certificate so that you may compare them with other similar products. The table reflects both the charges of the Separate Account and the expenses of HR Trust and EQ Trust. Charges for applicable taxes such as state or local premium taxes may also apply. For a complete description of the charges under the Certificate, see "Part 5: Deductions and Charges." For a complete description of each trust's charges and expenses, see the prospectuses for HR Trust and EQ Trust.

As explained in Part 2, the Guarantee Periods are not a part of the Separate Account and are not covered by the fee table and examples. The only charge shown in the Table which will be deducted from amounts allocated to the Guarantee Periods is the withdrawal charge. See "Part 5: Deductions and Charges." A market value adjustment (either positive or negative) also may be applicable as a result of a withdrawal, transfer or surrender of amounts from a Guarantee Period. See "Part 2: The Guaranteed Period Account."


OWNER TRANSACTION EXPENSES (DEDUCTED FROM ANNUITY ACCOUNT VALUE)
----------------------------------------------------------------
WITHDRAWAL CHARGE AS A PERCENTAGE OF CONTRIBUTIONS (percentage deducted upon              CONTRACT
  surrender or for certain withdrawals. The applicable withdrawal charge                    YEAR
  percentage is determined by the Contract Year in which the withdrawal is                  ----
  made or the Certificate is surrendered beginning with "Contract Year 1"                    1....  7.00%
  with respect to each contribution withdrawn or surrendered. For each                       2....  6.00
  contribution, the Contract Year in which we receive that contribution is                   3....  5.00
  "Contract Year 1")(1)                                                                      4....  4.00
                                                                                             5....  3.00
                                                                                             6....  2.00
                                                                                             7....  1.00
                                                                                             8+...  0.00


GUARANTEED BENEFIT EXPENSE (DEDUCTED FROM ANNUITY ACCOUNT VALUE)(2)
------------------------------------------------------------------------------------
COMBINED GUARANTEED MINIMUM DEATH BENEFIT AND GUARANTEED MINIMUM INCOME BENEFIT
 (PLAN A) (calculated as a percentage of the Guaranteed Minimum Death Benefit)  ....  0.45%
GUARANTEED MINIMUM DEATH BENEFIT ONLY (PLAN B) (calculated as a percentage of the
 Guaranteed Minimum Death Benefit) .................................................  0.20%

SEPARATE ACCOUNT ANNUAL EXPENSES (AS A PERCENTAGE OF ASSETS IN EACH INVESTMENT FUND)
------------------------------------------------------------------------------------
MORTALITY AND EXPENSE RISKS.........................................................  0.90%
ADMINISTRATION(3)...................................................................  0.25%
                                                                                    -------
 TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES.............................................  1.15%
                                                                                    =======

--------------
See footnotes on next page.

HR TRUST AND EQ TRUST ANNUAL EXPENSES (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS IN EACH PORTFOLIO)

                                                                         INVESTMENT PORTFOLIOS
                                        ----------------------------------------------------------------------------------------
                                          ALLIANCE        ALLIANCE      ALLIANCE       ALLIANCE
                                        CONSERVATIVE       GROWTH       GROWTH &        COMMON        ALLIANCE       ALLIANCE
HR TRUST                                 INVESTORS       INVESTORS       INCOME         STOCK          GLOBAL      INTERNATIONAL
--------                                 ---------       ---------       ------         -----          ------      -------------
Investment Advisory Fee                     0.48%           0.53%         0.55%          0.38%          0.65%           0.90%
12b-1 Fee(4)                                0.25%           0.25%         0.25%          0.25%          0.25%           0.25%
Other Expenses                              0.07%           0.06%         0.05%          0.03%          0.08%           0.18%
                                            -----           -----         -----          -----          -----           -----
 TOTAL HR TRUST ANNUAL EXPENSES(5)          0.80%           0.84%         0.85%          0.66%          0.98%           1.33%
                                            =====           =====         =====          =====          =====           =====

                                                                                       ALLIANCE
                                          ALLIANCE        ALLIANCE      ALLIANCE     INTERMEDIATE     ALLIANCE       ALLIANCE
                                         AGGRESSIVE        SMALL         MONEY          GOVT.           HIGH          EQUITY
HR TRUST                                   STOCK         CAP GROWTH      MARKET       SECURITIES       YIELD           INDEX
--------                                   -----         ----------      ------       ----------       -----           -----
Investment Advisory Fee                     0.55%           0.90%         0.35%          0.50%          0.60%           0.33%
12b-1 Fee(4)                                0.25%           0.25%(7)      0.25%          0.25%          0.25%           0.25%
Other Expenses                              0.03%           0.10%         0.04%          0.09%          0.06%           0.05%
                                            -----           -----         -----          -----          -----           -----
 TOTAL HR TRUST ANNUAL EXPENSES(5)          0.83%           1.20%(7)      0.64%          0.84%          0.91%           0.63%
                                            =====           =====         =====          =====          =====           =====

                                                       EQ/PUTNAM         MFS                              MERRILL
                                                       GROWTH &        EMERGING                            LYNCH
                                         EQ/PUTNAM      INCOME          GROWTH             MFS          BASIC VALUE
EQ TRUST                                 BALANCED        VALUE        COMPANIES         RESEARCH          EQUITY
--------                                 --------        -----        ---------         --------          ------
Investment Advisory Fee                    0.55%         0.55%          0.55%             0.55%            0.55%
12b-1 Fee(4)                               0.25%         0.25%          0.25%             0.25%            0.25%
Other Expenses                             0.10%         0.05%          0.05%             0.05%            0.05%
                                           -----         -----          -----             -----            -----
 TOTAL EQ TRUST ANNUAL EXPENSES(6)         0.90%         0.85%          0.85%             0.85%            0.85%
                                           =====         =====          =====             =====            =====

                                                        MORGAN                                            WARBURG
                                          MERRILL       STANLEY                          T. ROWE          PINCUS
                                           LYNCH       EMERGING        T. ROWE            PRICE            SMALL
                                           WORLD        MARKETS      PRICE EQUITY     INTERNATIONAL       COMPANY
EQ TRUST                                 STRATEGY       EQUITY*         INCOME            STOCK            VALUE
--------                                 --------       -------         ------            -----            -----
Investment Advisory Fee                    0.70%         1.15%          0.55%             0.75%            0.65%
12b-1 Fee(4)                               0.25%         0.25%          0.25%             0.25%            0.25%
Other Expenses                             0.25%         0.35%          0.05%             0.20%            0.10%
                                           -----         -----          -----             -----            -----
 TOTAL EQ TRUST ANNUAL EXPENSES(6)         1.20%         1.75%          0.85%             1.20%            1.00%
                                           =====         =====          =====             =====            =====

--------------
Notes:

(1) Deducted upon a withdrawal with respect to amounts in excess of the 15% (10% under the Assured Payment Option and APO Plus) free corridor amount, and upon a surrender. See "Withdrawal Charge" in Part 5.

(2) The Combined Guaranteed Minimum Death Benefit and Guaranteed Minimum Income Benefit (Plan A) is not available under APO Plus. See APO Plus in
      Part 4. If you choose a 6% to Age 70 Benefit (which is only available under Plan A), the charge is 0.30%. This charge is deducted annually on each Processing Date. See "Combined Guaranteed Minimum Death Benefit and Guaranteed Minimum Income Benefit Charge (Plan A)" and "Guaranteed Minimum Death Benefit Only Benefit Charge (Plan B)" in Part 5.

(3) We reserve the right to increase this charge to an annual rate of 0.35%, the maximum permitted under the Certificates.

(4) The Class IB shares of HR Trust and EQ Trust are subject to fees imposed under distribution plans (herein, the "Rule 12b-1 Plans") adopted by HR Trust and EQ Trust pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Rule 12b-1 Plans provide that HR Trust and EQ Trust, on behalf of each Portfolio, may pay annually up to 0.25% of the average daily net assets of a Portfolio attributable to its Class IB shares in respect of activities primarily intended to result in the sale of the Class IB shares. This fee will not be increased for the life of the Certificates.

(5) The amounts shown for the Portfolios of HR Trust (other than Alliance Small Cap Growth) have been restated to reflect advisory fees which went into effect as of May 1, 1997. "Other Expenses" are based on average daily net assets in each Portfolio during 1996. The amounts shown for the Alliance Small Cap Growth Portfolio are estimated for the current fiscal year as this Portfolio commenced operations on May 1, 1997. The investment advisory fee for each Portfolio may vary from year to year depending upon the average daily net assets of the respective Portfolio of HR Trust. The maximum investment advisory fees, however, cannot be increased without a vote of that Portfolio's shareholders. The other direct operating expenses will also fluctuate from year to year depending on actual expenses. See "HR Trust Charges to Portfolios" in Part 5.

(6) "Other Expenses" shown are based on estimated amounts (after expense waiver or limitation) for the current fiscal year, as EQ Trust commenced operations on May 1, 1997. The maximum investment advisory fees cannot be increased without a vote of that Portfolio's shareholders. The other direct operating expenses will fluctuate from year to year depending on actual expenses but pursuant to agreement, cannot together with other fees specified exceed total annual expenses specified. See "EQ Trust Charges to Portfolios" in Part 5.

(7) Equitable Distributors Inc. (EDI) has agreed to waive the 0.25% 12b-1 fee to the extent necessary to limit annual expenses for the Alliance Small Cap Growth Portfolio to 1.20% of the average daily net assets of that Portfolio as set forth above. This agreement may be modified by EDI and HR Trust at any time, and there can be no assurance that the 12b-1 fee will not be restored to 0.25% in the future.

*     Available on or about September 2, 1997.

EXAMPLES
--------

The examples below show the expenses that a hypothetical Certificate Owner would pay under the Combined Guaranteed Minimum Death Benefit and Guaranteed Minimum Income Benefit (Plan A), under the Guaranteed Minimum Death Benefit Only Benefit (Plan B) and under APO Plus in the two situations noted below assuming a $1,000 contribution invested in one of the Investment Funds listed, and a 5% annual return on assets.(1)

These examples should not be considered a representation of past or future expenses for each Investment Fund or Portfolio. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.

                  COMBINED GUARANTEED MINIMUM DEATH BENEFIT
           AND GUARANTEED MINIMUM INCOME BENEFIT (PLAN A) ELECTION
-----------------------------------------------------------------------------


IF YOU SURRENDER YOUR CERTIFICATE AT THE END OF EACH PERIOD SHOWN,     IF YOU DO NOT SURRENDER YOUR CERTIFICATE AT THE
THE EXPENSES WOULD BE:                                                 END OF EACH PERIOD SHOWN, THE EXPENSES WOULD BE:

                             1 YEAR   3 YEARS   5 YEARS   10 YEARS           1 YEAR   3 YEARS   5 YEARS   10 YEARS
                             ------   -------   -------   --------           ------   -------   -------   --------
HR TRUST
--------
Alliance Conservative
 Investors                   $89.74   $120.55   $154.64   $275.75            $24.51   $ 75.92   $130.68   $283.83
Alliance Growth
 Investors                    90.14    121.76    156.67    279.80             24.91     77.12    132.69    287.85
Alliance Growth &
 Income                       90.24    122.06    157.17    280.80             25.01     77.42    133.19    288.87
Alliance Common Stock         88.35    116.35    147.61    261.52             23.12     71.71    123.63    269.57
Alliance Global               91.53    125.95    163.66    293.80             26.30     81.30    139.67    301.85
Alliance International        95.01    136.36    180.97    328.00             29.78     91.73    157.01    336.07
Alliance Aggressive
 Stock                        90.04    121.46    156.17    278.79             24.81     76.82    132.19    286.85
Alliance Small Cap
 Growth                       93.72    133.50        --        --             28.49     87.87        --        --
Alliance Money Market         88.15    115.75    146.59    259.45             22.92     71.11    122.61    267.51
Alliance Intermediate
 Gov't Securities             90.14    121.76    156.67    279.80             24.91     77.12    132.69    287.85
Alliance High Yield           90.84    123.86    160.17    286.83             25.61     79.22    136.19    294.89

EQ TRUST
--------
EQ/Putnam Balanced           $90.74   $123.56        --        --            $25.51   $ 78.91        --        --
EQ/Putnam Growth &
 Income Value                 90.24    122.06        --        --             25.01     77.42        --        --
MFS Emerging Growth
 Companies                    90.24    122.06        --        --             25.01     77.42        --        --
MFS Research                  90.24    122.06        --        --             25.01     77.42        --        --
Merrill Lynch Basic
 Value Equity                 90.24    122.06        --        --             25.01     77.42        --        --
Merrill Lynch World
 Strategy                     93.72    132.50        --        --             28.49     87.87        --        --
Morgan Stanley
 Emerging Markets
 Equity                       99.19    148.78        --        --             33.96    104.14        --        --
T. Rowe Price Equity
 Income                       90.24    122.06        --        --             25.01     77.42        --        --
T. Rowe Price
 International Stock          93.72    132.50        --        --             28.49     87.87        --        --
Warburg Pincus Small
 Company Value                91.73    126.55        --        --             26.50     81.90        --        --

--------------
See note on next page.

        GUARANTEED MINIMUM DEATH BENEFIT ONLY BENEFIT (PLAN B) ELECTION
-------------------------------------------------------------------------------

IF YOU SURRENDER YOUR CERTIFICATE AT THE END OF EACH PERIOD SHOWN,     IF YOU DO NOT SURRENDER YOUR CERTIFICATE AT THE
THE EXPENSES WOULD BE:                                                 END OF EACH PERIOD SHOWN, THE EXPENSES WOULD BE:

                             1 YEAR   3 YEARS   5 YEARS   10 YEARS           1 YEAR   3 YEARS   5 YEARS   10 YEARS
                             ------   -------   -------   --------           ------   -------   -------   --------

HR TRUST
--------
Alliance Conservative
 Investors                   $89.74   $115.25   $143.62   $248.28            $21.86   $67.64    $116.31   $251.89
Alliance Growth
 Investors                    90.14    116.46    145.64    252.38             22.26    68.84     118.33    255.98
Alliance Growth &
 Income                       90.24    116.76    146.16    253.43             22.36    69.14     118.83    257.01
Alliance Common Stock         88.35    111.05    136.55    233.84             20.47    63.42     109.21    237.42
Alliance Global               91.53    120.66    152.69    266.60             23.65    73.04     125.36    270.18
Alliance International        95.01    131.11    170.11    301.30             27.13    83.49     142.78    304.87
Alliance Aggressive
 Stock                        90.04    116.16    145.14    251.37             22.16    68.54     117.82    254.95
Alliance Small Cap
 Growth                       93.72    127.24        --        --             25.84    79.62         --        --
Alliance Money Market         88.15    110.44    135.53    231.77             20.27    62.82     108.21    235.35
Alliance Intermediate
 Gov't Securities             90.14    116.46    145.64    252.38             22.26    68.84     118.33    255.98
Alliance High Yield           90.84    118.56    149.17    259.51             22.96    70.95     121.86    263.11

EQ TRUST
--------
EQ/Putnam Balanced           $90.74   $118.26        --        --            $22.86   $70.65         --        --
EQ/Putnam Growth &
 Income Value                 90.24    116.76        --        --             22.36    69.14         --        --
MFS Emerging Growth
 Companies                    90.24    116.76        --        --             22.36    69.14         --        --
MFS Research                  90.24    116.76        --        --             22.36    69.14         --        --
Merrill Lynch Basic
 Value Equity                 90.24    116.76        --        --             22.36    69.14         --        --
Merrill Lynch World
 Strategy                     93.72    127.24        --        --             25.84    79.62         --        --
Morgan Stanley
 Emerging Markets
 Equity                       99.19    143.56        --        --             31.31    95.94         --        --
T. Rowe Price Equity
 Income                       90.24    116.76        --        --             22.36    69.14         --        --
T. Rowe Price
 International Stock          93.72    127.24        --        --             25.84    79.62         --        --
Warburg Pincus Small
 Company Value                91.73    121.26        --        --             23.85    73.64         --        --

--------------
See note below.

                               APO PLUS ELECTION
-------------------------------------------------------------------------------

IF YOU SURRENDER YOUR CERTIFICATE AT THE END OF EACH PERIOD SHOWN,     IF YOU DO NOT SURRENDER YOUR CERTIFICATE AT THE END
THE EXPENSES WOULD BE:                                                 OF EACH PERIOD SHOWN, THE EXPENSES WOULD BE:

                             1 YEAR   3 YEARS   5 YEARS   10 YEARS           1 YEAR   3 YEARS   5 YEARS   10 YEARS
                             ------   -------   -------   --------           ------   -------   -------   --------
Alliance Common
 Stock                       $88.35   $111.05   $136.55   $233.84            $20.47   $63.42    $109.21   $237.42
Alliance Equity
 Index                        88.05    110.14    135.02    230.74             20.17    62.52     107.69    234.31

Note:
--------------
(1) The amount accumulated from the $1,000 contribution could not be paid in the form of an annuity at the end of any of the periods shown in the examples. If the amount applied to purchase an annuity is less than $2,000, or the initial payment is less than $20 we may pay the amount to the payee in a single sum instead of as payments under an annuity form. See "Annuity Benefits" in Part 4. The examples do not reflect charges for applicable taxes such as state or local premium taxes that may also be deducted in certain jurisdictions.

-------------------------------------------------------------------------------

                 PART 1: EQUITABLE LIFE, THE SEPARATE ACCOUNT
                           AND THE INVESTMENT FUNDS

-------------------------------------------------------------------------------

EQUITABLE LIFE

Equitable Life is a New York stock life insurance company that has been in business since 1859. For more than 100 years we have been among the largest life insurance companies in the United States. Equitable Life has been selling annuities since the turn of the century. Our home office is located at 1290 Avenue of the Americas, New York, New York 10104. We are authorized to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico and the Virgin Islands. We maintain local offices throughout the United States.

Equitable Life is a wholly owned subsidiary of The Equitable Companies Incorporated (the Holding Company). The largest shareholder of the Holding Company is AXA-UAP (AXA). As of December 31, 1996, AXA beneficially owned approximately 63.8% of the outstanding common stock of the Holding Company (assuming conversion of convertible preferred stock held by AXA). Under its investment arrangements with Equitable Life and the Holding Company, AXA is able to exercise significant influence over the operations and capital structure of the Holding Company and its subsidiaries, including Equitable Life. AXA, a French company, is the holding company for an international group of insurance and related financial service companies.

Equitable Life, the Holding Company and their subsidiaries managed approximately $239.8 billion of assets as of December 31, 1996.

SEPARATE ACCOUNT NO. 45

Separate Account No. 45 is organized as a unit investment trust, a type of investment company, and is registered with the SEC under the Investment Company Act of 1940, as amended (1940 Act). This registration does not involve any supervision by the SEC of the management or investment policies of the Separate Account. The Separate Account has several Investment Funds, each of which invests in shares of a corresponding Portfolio of HR Trust and EQ Trust. Because amounts allocated to the Investment Funds are invested in a mutual fund, investment return and principal will fluctuate and the Certificate Owner's Accumulation Units may be worth more or less than the original cost when redeemed.

Under the New York Insurance Law, the portion of the Separate Account's assets equal to the reserves and other liabilities relating to the Certificates are not chargeable with liabilities arising out of any other business we may conduct. Income, gains or losses, whether or not realized, from assets of the Separate Account are credited to or charged against the Separate Account without regard to our other income gains or losses. We are the issuer of the Certificates, and the obligations set forth in the Certificates (other than those of Annuitants or Certificate Owners) are our obligations.

In addition to contributions made under the Rollover IRA Certificates, we may allocate to the Separate Account monies received under other contracts, certificates, or agreements. Owners of all such contracts, certificates or agreements will participate in the Separate Account in proportion to the amounts they have in the Investment Funds that relate to their contracts, certificates or agreements. We may retain in the Separate Account assets that are in excess of the reserves and other liabilities relating to the Rollover IRA Certificates or to other contracts, certificates or agreements, or we may transfer the excess to our General Account.

We reserve the right, subject to compliance with applicable law; (1) to add Investment Funds (or sub-funds of Investment Funds) to, or to remove Investment Funds (or sub-funds) from, the Separate Account, or to add other separate accounts; (2) to combine any two or more Investment Funds or sub-funds thereof; (3) to transfer the assets we determine to be the share of the class of contracts to which the Certificates belong from any Investment Fund to another Investment Fund; (4) to operate the Separate Account or any Investment Fund as a management investment company under the 1940 Act, in which case charges and expenses that otherwise would be assessed against an underlying mutual fund would be assessed against the Separate Account; (5) to deregister the Separate Account under the 1940 Act, provided that such action conforms with the requirements of applicable law; (6) to restrict or eliminate any voting rights as to the Separate Account; and (7) to cause one or more Investment Funds to invest some or all of their assets in one or more other trusts or investment companies. If any changes are made that result in a material change in the underlying investment policy of an Investment Fund, you will be notified as required by law.

HR TRUST

HR Trust is an open-end diversified management investment company, more commonly called a mutual fund. As a "series" type of mutual fund, it issues several different series of stock, each of which relates to a different Portfolio of HR Trust. HR Trust commenced operations in January 1976 with a predecessor of its Alliance Common Stock Portfolio. HR Trust does not impose a sales charge or "load" for buying and selling its shares. All dividend distributions to HR Trust are reinvested in full and fractional shares of the Portfolio to which they relate. Investment Funds that invest in Portfolios of HR Trust purchase Class IB shares of a corresponding Portfolio of HR Trust. More detailed information about HR Trust, its investment objectives, policies, restrictions, risks, expenses, the Rule 12b-1 Plan relating to Class IB shares, and all other aspects of its operations appears in its prospectus which accompanies this prospectus or in its statement of additional information.

HR TRUST'S MANAGER AND ADVISER

HR Trust is managed and advised by Alliance Capital Management L.P. (Alliance), which is registered with the SEC as an investment adviser under the 1940 Act. Alliance, a publicly-traded limited partnership, is indirectly majority-owned by Equitable Life. On December 31, 1996, Alliance was managing approximately $182.8 billion in assets. Alliance acts as an investment adviser to various separate accounts and general accounts of Equitable Life and other affiliated insurance companies. Alliance also provides management and consulting services to mutual funds, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

Alliance's main office is located at 1345 Avenue of the Americas, New York, New York 10105.

EQ TRUST

EQ Trust is an open-end management investment company. As a "series type" of mutual fund, EQ Trust issues different series of stock, each of which relates to a different Portfolio of EQ Trust. EQ Trust commenced operations on May 1, 1997. EQ Trust does not impose a sales charge or "load" for buying and selling its shares. All dividend distributions to EQ Trust are reinvested in full and fractional shares of the Portfolio to which they relate. Investment Funds that invest in Portfolios of EQ Trust purchase Class IB shares of a corresponding Portfolio of EQ Trust. More detailed information about EQ Trust, its investment objectives, policies and restrictions, risks, expenses, the Rule 12b-1 Plan relating to the Class IB shares, and all other aspects of its operations appears in its prospectus which accompanies this prospectus and in its statement of additional information.

EQ TRUST'S MANAGER AND ADVISERS

EQ Trust is managed by EQ Financial Consultants, Inc. (EQ Financial) which, subject to supervision and direction of the Trustees of EQ Trust, has overall responsibility for the general management and administration of EQ Trust. EQ Financial is an investment adviser registered under the 1940 Act, and a broker-dealer registered under the Exchange Act. EQ Financial is a Delaware corporation and an indirect, wholly-owned subsidiary of Equitable Life.

EQ Financial's main office is located at 1290 Avenue of the Americas, New York, New York 10104.

EQ Financial has entered into investment advisory agreements with Putnam Investments, Massachusetts Financial Services Company, Merrill Lynch Asset Management, L.P., Morgan Stanley Asset Management, Inc., T. Rowe Price Associates, Inc. and Rowe Price-Fleming International, Inc., and Warburg, Pincus Counsellors, Inc., which serve as advisers to EQ/Putnam, MFS, Merrill Lynch, Morgan Stanley, T. Rowe Price, and Warburg Pincus Portfolios, respectively, of EQ Trust.

INVESTMENT POLICIES AND OBJECTIVES OF HR TRUST'S PORTFOLIOS AND EQ TRUST'S PORTFOLIOS

Each Portfolio has a different investment objective which it tries to achieve by following separate investment policies. The policies and objectives of each Portfolio will affect its return and its risks. There is no guarantee that these objectives will be achieved. Set forth below is a summary of the investment policies and objectives of each Portfolio. This summary is qualified in its entirety by reference to the prospectuses for HR Trust and EQ Trust both of which accompany this prospectus. Please read the prospectuses for each of the trusts carefully before investing.

PORTFOLIO                                         INVESTMENT POLICY                       OBJECTIVE
---------                                         -----------------                       ---------
HR TRUST
Alliance Conservative           Diversified mix of publicly traded equity and debt        High total return without, in
 Investors                      securities.                                               the adviser's opinion, undue
                                                                                          risk to principal

Alliance Growth Investors       Diversified mix of publicly traded equity and fixed       High total return consistent
                                income securities, including at times common stocks       with the adviser's
                                issued by intermediate and small-sized companies and      determination of reasonable
                                at times lower quality fixed income securities            risk
                                commonly known as "junk bonds."

Alliance Growth & Income        Primarily income producing common stocks and              High total return through a
                                securities convertible into common stocks.                combination of current income
                                                                                          and capital appreciation

Alliance Common Stock           Primarily common stock and other equity-type              Long-term growth of capital
                                instruments.                                              and increasing income

Alliance Global                 Primarily equity securities of non-United States as       Long-term growth of capital
                                well as United States companies.

Alliance International          Primarily equity securities selected principally to       Long-term growth of capital
                                permit participation in non-United States companies
                                with prospects for growth.

Alliance Aggressive Stock       Primarily common stocks and other equity-type             Long-term growth of capital
                                securities issued by quality small and intermediate
                                sized companies with strong growth prospects and in
                                covered options on those securities.

Alliance Small Cap  Growth      Primarily U.S. common stocks and other equity-type        Long-term growth of capital
                                securities issued by smaller companies that, in the
                                opinion of the adviser, have favorable growth
                                prospects.

Alliance Money Market           Primarily high quality U.S. dollar denominated money      High level of current income
                                market instruments.                                       while preserving assets and
                                                                                          maintaining liquidity

Alliance Intermediate           Primarily debt securities issued or guaranteed as to      High current income consistent
 Government Securities          principal and interest by the U.S. government or any      with relative stability of
                                of its agencies or instrumentalities. Each investment     principal
                                will have a final maturity of not more than 10 years
                                or a duration not exceeding that of a 10-year Treasury
                                note.

                                       12

PORTFOLIO                                         INVESTMENT POLICY                       OBJECTIVE
---------                                         -----------------                       ---------

Alliance High Yield             Primarily a diversified mix of high yield,                High return by maximizing
                                fixed-income securities which generally involve           current income and, to the
                                greater volatility of price and risk of principal and     extent consistent with that
                                income than higher quality fixed-income securities.       objective, capital
                                Lower quality debt securities are commonly known as       appreciation
                                "junk bonds."

Available under APO Plus
Alliance Equity Index           Selected securities in the Standard & Poor's 500 Index    Total return (before trust and
                                (the "Index") which the adviser believes will, in the     separate account expenses)
                                aggregate, approximate the performance results of the     that approximates the
                                Index.                                                    investment performance of the
                                                                                          Index (including reinvestment
                                                                                          of dividends) at risk level
                                                                                          consistent with that of the
                                                                                          Index

EQ TRUST

EQ/Putnam Balanced              A well-diversified portfolio of stocks and bonds that     Balanced investment
                                will produce both capital growth and current income.

EQ/Putnam Growth &              Primarily common stocks that offer potential for          Capital growth and,
 Income Value                   capital growth and may, consistent with the               secondarily, current income
                                Portfolio's investment objective, invest in common
                                stocks that offer potential for current income.

MFS Emerging Growth             Primarily (i.e., at least 80% of its assets under         Long-term growth of capital
 Companies                      normal circumstances) in common stocks of emerging
                                growth companies that the Portfolio adviser believes
                                are early in their life cycle but which have the
                                potential to become major enterprises.

MFS Research                    A substantial portion of assets invested in common        Long-term growth of capital
                                stock or securities convertible into common stock of      and future income
                                companies believed by the Portfolio adviser to possess
                                better than average prospects for long-term growth.

Merrill Lynch Basic Value       Investment in securities, primarily equities, that        Capital appreciation and,
 Equity                         the Portfolio adviser believes are undervalued and        secondarily, income
                                therefore represent basic investment value.

Merrill Lynch World             Investment primarily in a portfolio of equity and         High total investment return
 Strategy                       fixed-income securities, including convertible
                                securities, of U.S. and foreign issuers.

Morgan Stanley Emerging         Primarily equity securities of emerging market            Long-term capital appreciation
 Markets Equity*                country issuers with a focus on those in which the
                                Portfolio's adviser believes the economies are
                                developing strongly and in which the markets
                                are becoming more sophisticated.

                                       13

PORTFOLIO                                         INVESTMENT POLICY                       OBJECTIVE
---------                                         -----------------                       ---------

T. Rowe Price Equity            Primarily dividend paying common stocks of                Substantial dividend income
 Income                         established companies.                                    and also capital appreciation

T. Rowe Price International     Primarily common stocks of established non-United         Long-term growth of capital
 Stock                          States companies.

Warburg Pincus Small            Primarily in a portfolio of equity securities of          Long-term capital appreciation
 Company Value                  small capitalization companies (i.e., companies
                                having market capitalizations of $1 billion or
                                less at the time of initial purchase) that the
                                Portfolio adviser considers to be relatively
                                undervalued.

--------------
* Will be available on or about September 2, 1997.

-------------------------------------------------------------------------------

                     PART 2: THE GUARANTEED PERIOD ACCOUNT

-------------------------------------------------------------------------------

GUARANTEE PERIODS

Each amount allocated to a Guarantee Period and held to the Period's Expiration Date accumulates interest at a Guaranteed Rate. The Guaranteed Rate for each allocation is the annual interest rate applicable to new allocations to that Guarantee Period, which was in effect on the Transaction Date for the allocation. We may establish different Guaranteed Rates under different classes of Certificates. We use the term GUARANTEED PERIOD AMOUNT to refer to the amount allocated to and accumulated in each Guarantee Period. The Guaranteed Period Amount is reduced or increased by any market value adjustment as a result of withdrawals, transfers or charges (see below).

Your Guaranteed Period Account contains the Guarantee Periods to which you have allocated Annuity Account Value. On the Expiration Date of a Guarantee Period, its Guaranteed Period Amount and its value in the Guaranteed Period Account are equal. We call the Guaranteed Period Amount on an Expiration Date the Guarantee Period's Maturity Value. We report the Annuity Account Value in your Guaranteed Period Account to reflect any market value adjustment that would apply if all Guaranteed Period Amounts were withdrawn as of the calculation date. The Annuity Account Value in the Guaranteed Period Account with respect to the Guarantee Periods on any Business Day, therefore, will be the sum of the present value of the Maturity Value in each Guarantee Period, using the Guaranteed Rate in effect for new allocations to such Guarantee Period on such date.

Guarantee Periods and Expiration Dates

We currently offer Guarantee Periods ending on February 15th for each of the maturity years 1998 through 2007. Not all of these Guarantee Periods will be available for ages 76 and above. See "Allocation of Contributions" in Part 3. Also, the Guarantee Periods may not be available for investment in all states. As Guarantee Periods expire we expect to add maturity years so that generally 10 are available at any time.

Under the Assured Payment Option and APO Plus, in addition to the Guarantee Periods above, Guarantee Periods ending on February 15th for each of the maturity years 2008 through 2012 are also available.

Under the Rollover IRA, we will not accept allocations to a Guarantee Period if, on the Transaction Date:

o Such Transaction Date and the Expiration Date for such Guarantee Period fall within the same calendar year.

o  The Guaranteed Rate is 3%.

o The Guarantee Period has an Expiration Date beyond the February 15th immediately following the Annuity Commencement Date.

Guaranteed Rates and Price Per $100 of Maturity Value

Because the Maturity Value of a contribution allocated to a Guarantee Period can be determined at the time it is made, you can determine the amount required to be allocated to a Guarantee Period in order to produce a target Maturity Value (assuming no transfers or withdrawals are made and no charges are allocated to the Guarantee Period). The required amount is the present value of that Maturity Value at the Guaranteed Rate on the Transaction Date for the contribution, which may also be expressed as the price per $100 of Maturity Value on such Transaction Date.

Guaranteed Rates for new allocations as of April 15, 1997 and the related price per $100 of Maturity Value for each currently available Guarantee Period were as follows:

    GUARANTEE
  PERIODS WITH     GUARANTEED
 EXPIRATION DATE   RATE AS OF      PRICE
FEBRUARY 15TH OF    APRIL 15,    PER $100 OF
  MATURITY YEAR       1997     MATURITY VALUE
  -------------       ----     --------------
       1998           4.93%        $96.05
       1999           5.40          90.78
       2000           5.64          85.58
       2001           5.76          80.65
       2002           5.86          75.91
       2003           5.94          71.39
       2004           6.03          66.99
       2005           6.09          62.89
       2006           6.17          58.89
       2007           6.23          55.16


Available under the Assured Payment Option and APO Plus

 2008    6.20%   $52.08
 2009    6.20     49.04
 2010    6.20     46.17
 2011    6.20     43.48
 2012    6.20     40.94

Allocation Among Guarantee Periods

The same approach as described above may also be used to determine the amount which you would need to allocate to each Guarantee Period in order to create a series of constant Maturity Values for two or more years.

For example, if you wish to have $100 mature on February 15th of each of years 1998 through 2002, then according to the above table the lump sum contribution you would have to make as of April 15, 1997 would be $428.97 (i.e., the sum of the price per $100 of Maturity Value for each maturity year from 1998 through 2002).

The above example is provided to illustrate the use of present value calculations. It does not take into account the potential for charges to be deducted, withdrawals or transfers to be made from Guarantee Periods or for the market value adjustment that would apply to such transactions. Actual calculations will be based on Guaranteed Rates on each actual Transaction Date, which may differ.

Options at Expiration Date

Under the Rollover IRA, we will notify you on or before December 31st prior to the Expiration Date of each Guarantee Period in which you have any Guaranteed Period Amount. You may elect one of the following options to be effective at the Expiration Date, subject to the restrictions set forth on the prior page and under "Allocation of Contributions" in Part 3:

  (a) to transfer the Maturity Value into any Guarantee Period we are then offering, or into any of our Investment Funds; or

  (b) to withdraw the Maturity Value (subject to any withdrawal charges which may apply).

If we have not received your election as of the Expiration Date, the Maturity Value in the expired Guarantee Period will be transferred into the Guarantee Period with the earliest Expiration Date.

MARKET VALUE ADJUSTMENT FOR TRANSFERS, WITHDRAWALS OR SURRENDER PRIOR TO THE EXPIRATION DATE

Any withdrawal (including transfers, surrender and deductions) from a Guarantee Period prior to its Expiration Date will cause any remaining Guaranteed Period Amount for that Guarantee Period to be increased or decreased by a market value adjustment. The amount of the adjustment will depend on two factors: (a) the difference between the Guaranteed Rate applicable to the amount being withdrawn and the Guaranteed Rate on the Transaction Date for new allocations to a Guarantee Period with the same Expiration Date, and (b) the length of time remaining until the Expiration Date. In general, if interest rates have risen between the time when an amount was originally allocated to a Guarantee Period and the time it is withdrawn, the market value adjustment will be negative, and vice versa; and the longer the period of time remaining until the Expiration Date, the greater the impact of the interest rate difference. Therefore, it is possible that a significant rise in interest rates could result in a substantial reduction in your Annuity Account Value in the Guaranteed Period Account related to longer term Guarantee Periods.

The market value adjustment (positive or negative) resulting from a withdrawal of all funds from a Guarantee Period will be determined for each contribution allocated to that Period as follows:

(1) We determine the present value of the Maturity Value on the Transaction Date as follows:

  (a) We determine the Guaranteed Period Amount that would be payable on the Expiration Date, using the applicable Guaranteed Rate.

  (b) We determine the period remaining in your Guarantee Period (based on the Transaction Date) and convert it to fractional years based on a 365 day year. For example three years and 12 days becomes 3.0329.

  (c) We determine the current Guaranteed Rate which applies on the Transaction Date to new allocations to the same Guarantee Period.

  (d) We determine the present value of the Guaranteed Period Amount payable at the Expiration Date, using the period determined in (b) and the rate determined in (c).

(2)   We determine the Guaranteed Period Amount as of the current date.

(3) We subtract (2) from the result in (1)(d). The result is the market value adjustment applicable to such Guarantee Period, which may be positive or negative.

The market value adjustment (positive or negative) resulting from a withdrawal (including any withdrawal charges) of a portion of the amount in a Guarantee Period will be a percentage of the market value adjustment that would be applicable upon a withdrawal of all funds from a Guarantee Period. This percentage is determined by (i) dividing the amount of the withdrawal or transfer from the Guarantee Period by (ii) the Annuity Account Value in such Guarantee Period prior to the withdrawal or transfer. See Appendix I for an example.

The Guaranteed Rate for new allocations to a Guarantee Period is the rate we have in effect for this purpose even if new allocations to that Guarantee Period would not be accepted at the time. This rate will not be less than 3%. If we do not have a Guaranteed Rate in effect for a Guarantee Period to which the "current Guaranteed Rate" in (1)(c) would apply, we will use the rate at the next closest Expiration Date. If we are no longer offering new Guarantee Periods, the "current Guaranteed Rate" will be determined in accordance with our procedures then in effect. For purposes of calculating the market value adjustment only, we reserve the right to add up to 0.25% to the current rate in (1)(c) above.

MODAL PAYMENT PORTION

Under the Assured Payment Option and APO Plus, a portion of your contributions or Annuity Account Value is allocated to the Modal Payment Portion of the Guaranteed Period Account for payments to be made prior to the Expiration Date of the earliest Guarantee Period we then offer. Such amount will accumulate interest beginning on the Transaction Date at an interest rate we set. Interest will be credited daily. Such rate will not be less than 3%.

Upon the expiration of a Guarantee Period, the Guaranteed Period Amount will be held in the Modal Payment Portion of the Guaranteed Period Account. Amounts from an expired Guarantee Period held in the Modal Payment Portion of the Guaranteed Period Account will be credited with interest at a rate equal to the Guaranteed Rate applicable to the expired Guarantee Period, beginning on the Expiration Date of such Guarantee Period.

There is no market value adjustment with respect to amounts held in the Modal Payment Portion of the Guaranteed Period Account.

INVESTMENTS

Amounts allocated to Guarantee Periods or the Modal Payment Portion of the Guaranteed Period Account will be held in a "nonunitized" separate account established by Equitable Life under the laws of New York. This separate account provides an additional measure of assurance that full payment of amounts due under the Guarantee Periods and the Modal Payment Portion of the Guaranteed Period Account will be made. Under the New York Insurance Law, the portion of the separate account's assets equal to the reserves and other contract liabilities relating to the Certificates are not chargeable with liabilities arising out of any other business we may conduct.

Investments purchased with amounts allocated to the Guaranteed Period Account are the property of Equitable Life. Any favorable investment performance on the assets held in the separate account accrues solely to Equitable Life's benefit. Certificate Owners do not participate in the performance of the assets held in this separate account. Equitable Life may, subject to applicable state law, transfer all assets allocated to the separate account to its general account. Regardless of whether assets supporting Guaranteed Period Accounts are held in a separate account or our general account, all benefits relating to the Annuity Account Value in the Guaranteed Period Account are guaranteed by Equitable Life.

Equitable Life has no specific formula for establishing the Guaranteed Rates for the Guarantee Periods. Equitable Life expects the rates to be influenced by, but not necessarily correspond to, among other things, the yields on the fixed income securities to be acquired with amounts that are allocated to the Guarantee Periods at the time that the Guaranteed Rates are established. Our current plans are to invest such amounts in fixed income obligations, including corporate bonds, mortgage backed and asset backed securities and government and agency issues having durations in the aggregate consistent with those of the Guarantee Periods.

Although the foregoing generally describes Equitable Life's plans for investing the assets supporting Equitable Life's obligations under the fixed portion of the Certificates, Equitable Life is not obligated to invest those assets according to any particular plan except as may be required by state insurance laws, nor will the Guaranteed Rates Equitable Life establishes be determined by the performance of the nonunitized separate account.

General Account

Our general account supports all of our policy and contract guarantees, including those applicable to the Guaranteed Period Account, as well as our general obligations. Amounts applied under the Life Contingent Annuity become part of the general account. See "Assured Payment Option," "Life Contingent Annuity," in Part 4.

The general account is subject to regulation and supervision by the Insurance Department of the State of New York and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Because of applicable exemptions and exclusionary provisions, interests in the general account have not been registered under the Securities Act of 1933, as amended (1933 Act), nor is the general account an investment company under the 1940 Act. Accordingly, neither the general account nor the Life Contingent Annuity is subject to regulation under the 1933 Act or the 1940 Act. However, the market value adjustment interests under the Certificates are registered under the 1933 Act.

We have been advised that the staff of the SEC has not made a review of the disclosure that is included in the prospectus for your information that relates to the general account (other than market value adjustment interests) and the Life Contingent Annuity. The disclosure, however, may be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

-------------------------------------------------------------------------------

              PART 3: PROVISIONS OF THE CERTIFICATES AND SERVICES
                      WE PROVIDE

-------------------------------------------------------------------------------

THE PROVISIONS DISCUSSED IN THIS PART 3 APPLY WHEN YOUR CERTIFICATE IS OPERATING PRIMARILY TO ACCUMULATE ANNUITY ACCOUNT VALUE. DIFFERENT RULES MAY APPLY WHEN YOU ELECT THE ASSURED PAYMENT OPTION OR APO PLUS IN THE APPLICATION OR AS LATER ELECTED AS A DISTRIBUTION OPTION UNDER YOUR ROLLOVER IRA AS DISCUSSED IN PART 4. THE PROVISIONS OF YOUR CERTIFICATE MAY BE RESTRICTED BY APPLICABLE LAWS OR REGULATIONS.

WHAT IS THE ROLLOVER IRA?

The Rollover IRA is a deferred annuity designed to provide for the accumulation of retirement savings and for income at a future date. Investment Options available are Investment Funds providing variable returns and Guarantee Periods providing guaranteed interest when held to maturity. Rollover IRA Certificates are issued as individual retirement annuities
(IRAs).

Earnings generally accumulate on a tax-deferred basis until withdrawn or when distributions become payable. Withdrawals made prior to 59 1/2 may be subject to tax penalty.

AVAILABILITY OF THE CERTIFICATES

The Certificates are available for issue ages 20 through 78. These Certificates may not be available in all states. These Certificates are not available in Puerto Rico.

CONTRIBUTIONS UNDER THE CERTIFICATES

Your initial contribution must be at least $5,000. We will only accept initial contributions which are either rollover contributions under Sections 402(c), 403(a)(4), 403(b)(8), or 408(d)(3) of the Code, or direct custodian-to-custodian transfers from other individual retirement arrangements. See "Part 7: Tax Aspects of the Certificates."

You may make subsequent contributions in an amount of at least $1,000 at any time until you attain age 79. Subsequent contributions may be "regular" IRA contributions (limited to a maximum of $2,000 a year), or rollover contributions or direct transfers as described above.

"Regular" IRA contributions may no longer be made for the taxable year in which you attain age 70 1/2 or thereafter. Rollover and direct transfer contributions may be made until you attain age 79. However, any amount contributed after you attain age 70 1/2 must be net of your required minimum distribution for the year in which the rollover or direct transfer contribution is made. See "Part 7: Tax Aspects of the Certificates." For the consequences of making a "regular" IRA contribution to your Certificate, also see Part 7.

We may refuse to accept any contribution if the sum of all contributions under all accumulation Certificates with the same Annuitant would then total more than $1,500,000. We reserve the right to limit aggregate contributions made after the first Contract Year to 150% of first year contributions. We may also refuse to accept any contribution if the sum of all contributions under all Equitable Life annuity accumulation certificates/contracts you own would then total more than $2,500,000.

Contributions are credited as of the Transaction Date.

METHODS OF PAYMENT

Except as indicated below, all contributions must be made by check drawn on a bank or credit union in the U.S., in U.S. dollars and made payable to Equitable Life. All checks are accepted subject to collection. Contributions must be sent to Equitable Life at our Processing Office address designated for contributions. Your initial contribution must be accompanied by a completed application which is acceptable to us. In the event the application information or the application is otherwise not acceptable, we may retain your contribution for a period not exceeding five Business Days while an attempt is made to obtain the required information. If the required information cannot be obtained within those five Business Days, the Processing Office will inform the agent, on behalf of the applicant, of the reasons for the delay and return the contribution immediately to the applicant, unless the applicant specifically consents to our retaining the contribution until the required information is received by the Processing Office.

ALLOCATION OF CONTRIBUTIONS

You may choose Self-Directed, Principal Assurance or Dollar Cost Averaging allocations.

A contribution allocated to an Investment Fund purchases Accumulation Units in that Investment Fund based on the Accumulation Unit Value for that Investment Fund computed on the Transaction Date. A contribution allocated to the Guaranteed Period Account will have the Guaranteed Rate for the specified Guarantee Period offered on the Transaction Date.

Self-Directed Allocation

You allocate your contributions to one or up to all of the available Investment Options. Allocations among Investment Options must be in whole percentages. Allocation percentages can be changed at any time by writing to our Processing Office, or by telephone. The change will be effective on the Transaction Date and will remain in effect for future contributions unless another change is requested.

At ages 76 and above, allocations to Guarantee Periods must be limited to those with maturities of five years or less and with maturity dates no later than the February 15th immediately following the Annuity Commencement Date.

Principal Assurance

This option (for issue ages 20 through 75) assures that your Maturity Value in a specified Guarantee Period will equal your initial contribution on the Guarantee Period's Expiration Date, while at the same time allowing you to invest in the Investment Funds. It may be elected only at issue of your Certificate and assumes no withdrawals or transfers from the Guarantee Period. The maturity year generally may not be later than 10 years nor earlier than seven years from the Contract Date. In order to accomplish this strategy, we will allocate a portion of your initial contribution to the selected Guarantee Period. See "Guaranteed Rates and Price Per $100 of Maturity Value" in Part 2. The balance of your initial contribution and all subsequent contributions must be allocated under "Self-Directed Allocation" as described above.

Before you select a year that would extend beyond the year in which you will attain age 70 1/2 you should consider your ability to take minimum distributions from other IRA funds that you may have or from the Investment Funds to the extent possible. See "Required Minimum Distributions" in Part 7.

FREE LOOK PERIOD

You have the right to examine the Rollover IRA Certificate for a period of 10 days after you receive it, and to return it to us for a refund. You cancel it by sending it to our Processing Office. The free look is extended if your state requires a refund period of longer than 10 days.

Your refund will equal the Annuity Account Value reflecting any investment gain or loss, and any positive or negative market value adjustment, through the date we receive your Certificate at our Processing Office. Some states or Federal income tax regulations may require that we calculate the refund differently. If the Assured Payment Option or APO Plus is elected in the application for the Certificate, your refund will include any amount applied under the Life Contingent Annuity. See "Assured Payment Option," "Life Contingent Annuity" in Part 4. If you cancel your Certificate during the free look period, we may require that you wait six months before you may apply for a Certificate with us again.

We follow these same procedures if you change your mind before you receive your Certificate but after a contribution has been made. See "Part 7: Tax Aspects of the Certificates" for possible consequences of cancelling your Certificate during the free look period.

ANNUITY ACCOUNT VALUE

Your Annuity Account Value is the sum of the amounts in the Investment
Options.

Annuity Account Value in Investment Funds

The Annuity Account Value in an Investment Fund on any Business Day is equal to the number of Accumulation Units in that Investment Fund times the Accumulation Unit Value for the Investment Fund for that date. The number of Accumulation Units in an Investment Fund at any time is equal to the sum of Accumulation Units purchased by contributions and transfers less the sum of Accumulation Units redeemed for withdrawals, transfers or deductions for charges.

The number of Accumulation Units purchased or sold in any Investment Fund equals the dollar amount of the transaction divided by the Accumulation Unit Value for that Investment Fund for the applicable Transaction Date.

The number of Accumulation Units will not vary because of any later change in the Accumulation Unit Value. The Accumulation Unit Value varies with the investment performance of the corresponding Portfolios of each respective trust, which in turn reflects the investment income and realized and unrealized capital gains and losses of the Portfolios, as well as each respective trust's fees and expenses. The Accumulation Unit Value is also stated after deduction of the Separate Account asset charges relating to the Certificates. A description of the computation of the Accumulation Unit Value is found in the SAI.

Annuity Account Value in Guaranteed Period
Account

The Annuity Account Value in the Guaranteed Period Account on any Business Day will be the sum of the present value of the Maturity Value in each Guarantee Period, using the Guaranteed Rate in effect for new allocations to such Guarantee Period on such date. (This is equivalent to the Guaranteed Period Amount increased or decreased by the full market value adjustment.) The Annuity Account Value, therefore, may be higher or lower than the contributions (less withdrawals) accumulated at the Guaranteed Rate. At the Expiration Date the Annuity Account Value in the Guaranteed Period Account will equal the Maturity Value. While the Assured Payment Option or APO Plus is in effect, the Annuity Account Value will include any amount in the Modal Payment Portion of the Guaranteed Period Account. However, amounts held in the Modal Payment Portion of the Guaranteed Period Account are not subject to a market value adjustment. See "Part 2: The Guaranteed Period Account."

TRANSFERS AMONG INVESTMENT OPTIONS

At any time prior to the Annuity Commencement Date, you may transfer all or portions of your Annuity Account Value among the Investment Options, subject to the following restrictions.

  o Transfers out of a Guarantee Period other than at the Expiration Date will result in a market value adjustment. See "Part 2: The Guaranteed Period Account."

  o At ages 76 and above, transfers to Guarantee Periods must be limited to those with maturities of five years or less and with maturity dates no later than February 15th immediately following the Annuity Commencement Date.

  o Transfers may not be made to a Guarantee Period with an Expiration Date in the current calendar year, or if the Guaranteed Rate is 3%.

Transfer requests must be made directly to our Processing Office. Your request for a transfer should specify your Certificate number, the amounts or percentages to be transferred and the Investment Options to and from which the amounts are to be transferred. Your transfer request may be in writing or by telephone.

For telephone transfer requests, procedures have been established by Equitable Life that are considered to be reasonable and are designed to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting on telephone instructions and providing written confirmation. In light of the procedures established, Equitable Life will not be liable for following telephone instructions that it reasonably believes to be genuine.

We may restrict, in our sole discretion, the use of an agent acting under a power of attorney, such as a market timer, on behalf of more than one Certificate Owner to effect transfers. Any agreements to use market timing services to effect transfers are subject to our rules then in effect and must be on a form satisfactory to us.

A transfer request will be effective on the Transaction Date and the transfer to or from Investment Funds will be made at the Accumulation Unit Value next computed after the Transaction Date. All transfers will be confirmed in writing.

DOLLAR COST AVERAGING

We offer two Dollar Cost Averaging programs as described below. The main objective of dollar cost averaging is to attempt to shield your investment from short term price fluctuations. Since approximately the same dollar amounts are transferred from the Alliance Money Market Fund to other Investment Funds periodically, more Accumulation Units are purchased in an Investment Fund if the value per Accumulation Unit is low and fewer Accumulation Units are purchased if the value per Accumulation Unit is high. Therefore, a lower average value per Accumulation Unit may be achieved over the long term. This plan of investing allows you to take advantage of market fluctuations but does not assure a profit or protect against a loss in declining markets.

Special Dollar Cost Averaging

For Certificate Owners who at issue of the Certificate want to dollar cost average their entire initial contribution from the Alliance Money Market Fund into the other Investment Funds monthly over a period of twelve months, we offer a Special Dollar Cost Averaging program under which the mortality and expense risks and administration charges normally deducted from the Alliance Money Market Fund will not be deducted. See "Charges Deducted from the Investment Funds" in Part 5.

General Dollar Cost Averaging

If you have at least $5,000 of Annuity Account Value in the Alliance Money Market Fund, you may choose to have a specified dollar amount or percentage of your Annuity Account Value transferred from the Alliance Money Market Fund to other Investment Funds on a monthly, quarterly or annual basis. This program may be elected at any time.

The minimum amount that may be transferred on each Transaction Date is $250. The maximum amount which may be transferred is equal to the Annuity Account Value in the Alliance Money Mar-ket Fund at the time the option is elected, divided by the number of transfers scheduled to be made each Contract Year. Dollar Cost Averaging may not be elected while the Systematic Withdrawal option (described under "Withdrawal Options" in Part 4) is in effect.

The transfer date will be the same calendar day of the month as the Contract Date. If, on any transfer date, the Annuity Account Value in the Alliance Money Market Fund is equal to or less than the amount you have elected to have transferred, the entire amount will be transferred and the dollar cost averaging option will end. You may change the transfer amount once each Contract Year, or cancel this option by sending us satisfactory notice to our Processing Office at least seven calendar days before the next transfer date.

BASEBUILDER BENEFITS

The baseBUILDER option provides guaranteed benefits in the form of a Combined Guaranteed Minimum Death Benefit and Guaranteed Minimum Income Benefit. The combined benefit (Plan A) for which there is a charge is available for issue ages 20 through 75. You elect Plan A in the application. Once elected, the benefit may not be changed. See "Combined Guaranteed Minimum Death Benefit and Guaranteed Minimum Income Benefit Charge" in Part 5. If you do not elect the combined benefit, the Guaranteed Minimum Death Benefit is still provided under the Certificate at a lower charge. The combined benefit (Plan A) is not currently available in New York.

DEATH BENEFIT

Generally, upon receipt of proof satisfactory to us of your death prior to the Annuity Commencement Date, we will pay the death benefit to the beneficiary named in your Certificate. You designate the beneficiary at the time you apply for the Certificate. While the Certificate is in effect, you may change your beneficiary by writing to our Processing Office. The change will be effective on the date the written submission was signed. The death benefit payable will be determined as of the date we receive such proof of death and any required instructions as to the method of payment.

The death benefit applicable to Certificates issued in all states except New York is equal to the sum of:

(1) the Annuity Account Value in the Investment Funds, or, if greater, the Guaranteed Minimum Death Benefit defined below; and

(2) the death benefit provided with respect to the Guaranteed Period Account, which is equal to the Annuity Account Value in the Guaranteed Period Account or, if greater, the sum of the Guaranteed Period Amounts in each Guarantee Period, plus any amounts in the Modal Payment Portion of the Guaranteed Period Account. See "Part 2: The Guaranteed Period Account."

GUARANTEED MINIMUM DEATH BENEFIT

Your Guaranteed Minimum Death Benefit is the minimum amount payable with respect to the Investment Funds upon your death.

6% to Age 80 Benefit--On the Contract Date, the Guaranteed Minimum Death Benefit is equal to the portion of the initial contribution allocated to the Investment Funds. Thereafter, the Guaranteed Minimum Death Benefit is credited with interest at 6% (3% for amounts in the Alliance Money Market and Alliance Intermediate Government Securities Funds, except as indicated below) on each Contract Date anniversary through age 80 (or at your death, if earlier) and 0% thereafter, and is adjusted for any subsequent contributions and transfers into the Investment Funds and transfers and withdrawals from such Funds. The Guaranteed Minimum Death Benefit interest applicable to amounts in the Alliance Money Market Fund under the Special Dollar Cost Averaging program (described above) will be 6%.

Withdrawals and transfers will reduce your Guaranteed Minimum Death Benefit, see "How Withdrawals and Transfers Affect Your Guaranteed Minimum Death Benefit and Guaranteed Minimum Income Benefit" in Part 4.

For the death benefit applicable to Certificates issued in New York, see Appendix II.

See Appendix III for an example of the calculation of the Guaranteed Minimum Death Benefit.

HOW DEATH BENEFIT PAYMENT IS MADE

We will pay the death benefit to the beneficiary in the form of the annuity benefit you have chosen under your Certificate. If no annuity benefit has been chosen at the time of your death, the beneficiary will receive the death benefit in a lump sum. However, subject to any exceptions in the Certificate, Equitable Life's rules then in effect and any other applicable requirements under the Code, the beneficiary may elect to apply the death benefit amount to one or more annuity benefits offered by Equitable Life. See "Annuity Benefits" in Part 4.

Successor Annuitant

If you elect to have your spouse be both the sole primary beneficiary and the successor Annuitant/

Certificate Owner, then no death benefit is payable until your surviving spouse's death.

On the Processing Date following your death, if the successor Annuitant/Certificate Owner election was elected at issue of your Certificate and is in effect at your death, the Guaranteed Minimum Death Benefit will be reset at the greater of the then current Guaranteed Minimum Death Benefit and the then current Annuity Account Value in the Investment Funds. In determining whether the Guaranteed Minimum Death Benefit will continue to grow, we will use the age (as of the Processing Date) of the successor Annuitant/Certificate Owner.

GUARANTEED MINIMUM INCOME BENEFIT

The Guaranteed Minimum Income Benefit provides a minimum amount of guaranteed lifetime income with respect to the Investment Funds. It operates through application of your Annuity Account Value in the Investment Funds under the Assured Payment Option (discussed in Part 4).

On the Transaction Date that you exercise your Guaranteed Minimum Income Benefit, the annual lifetime income that will be provided under the Assured Payment Option will be the greater of (i) your Guaranteed Minimum Income Benefit, and (ii) the income provided by application of your Annuity Account Value in the Investment Funds at our then current annuity factors. The Guaranteed Minimum Income Benefit does not provide an Annuity Account Value or guarantee performance of your Investment Funds. Because it is based on conservative actuarial factors, the level of lifetime income that it guarantees may often be less than the level that would be provided by application of your Annuity Account Value at current annuity factors. It should therefore be regarded as a safety net.

If you have any Annuity Account Value in the Guaranteed Period Account as of the Transaction Date that you exercise your Guaranteed Minimum Income Benefit, such Annuity Account Value will also be applied (at current annuity factors) toward providing payments under the Assured Payment Option. Such Annuity Account Value will increase the payments provided by the Guaranteed Minimum Income Benefit. A market value adjustment may apply.

Illustrated below are Guaranteed Minimum Income Benefit amounts per $100,000 of initial contribution, for a male age 60 (at issue) on Contract Date anniversaries as indicated below, assuming allocation only to the Investment Funds (excluding the Alliance Money Market and Alliance Intermediate Government Securities Funds), no subsequent contributions, transfers or withdrawals.

                  GUARANTEED MINIMUM
                 INCOME BENEFIT ANNUAL
                    INCOME PAYABLE
 CONTRACT DATE       FOR LIFE WITH
  ANNIVERSARY        10 YEAR FIXED
  AT ELECTION           PERIOD
  -----------           ------
        7               $ 8,992
       10                12,160
       15                18,358

Withdrawals and transfers will reduce your Guaranteed Minimum Income Benefit, see "How Withdrawals and Transfers Affect Your Guaranteed Minimum Death Benefit and Guaranteed Minimum Income Benefit" in Part 4.

The Guaranteed Minimum Income Benefit may be exercised only within 30 days following the seventh or later Contract Date anniversary. However, it may not be exercised earlier than your age 60, nor later than age 83; except that for issue ages 20 through 44, it may be exercised following the 15th or later Contract Date anniversary.

When you exercise your Guaranteed Minimum Income Benefit, you will receive at least the minimum annual income specified and a fixed period based on your age at the time the benefit is exercised as follows:

              LEVEL PAYMENTS*
              ---------------
  AGE AT ELECTION      FIXED PERIOD YEARS
  ---------------      ------------------
    60 through 75             10
         76                    9
         77                    8
    78 through 83              7

--------------
* Other forms and fixed periods may also be available.

Payments start one payment mode after the Assured Payment Option goes into effect.

Each year on your Contract Date anniversary, if you are eligible to exercise your Guaranteed Minimum Income Benefit, we will send you an eligibility notice illustrating how much income could be provided on the Contract Date anniversary. You may then notify us within 30 days following the Contract Date anniversary if you want to exercise your Guaranteed Minimum Income Benefit by submitting the proper form. The amount of income you actually receive will be determined on the Transaction Date that we receive your properly completed exercise notice.

The Guaranteed Minimum Death Benefit, which relates to the Investment Funds, will no longer be in effect if you elect the Assured Payment Option. If you subsequently terminate the Assured Payment Option and have your Certificate operate under the Rollover IRA rules, then the Guaranteed Minimum

Death Benefit will go back into effect based on your Annuity Account Value in the Investment Funds as of the Transaction Date that the Rollover IRA goes into effect.

You may always apply your Annuity Account Value to any of our life annuity benefits. The annuity benefits are discussed in Part 4. These benefits differ from the Assured Payment Option and may provide higher or lower income levels, but do not have all the features under the Assured Payment Option. You may request and illustration from your agent.

Successor Annuitant/Certificate Owner

If the successor Annuitant/Certificate Owner election (discussed above) was elected at issue of the Certificate and is in effect at your death, the Guaranteed Minimum Income Benefit will continue to be available on Contract Date anniversaries seven and later based on the Contract Date, provided the Guaranteed Minimum Income Benefit is exercised as specified above based on the age of the successor Annuitant/Certificate Owner.

Alternate Plan A Arrangements

Available for issue ages 20 through 65--In addition to a baseBUILDER Combined Guaranteed Minimum Death Benefit and Guaranteed Minimum Income Benefit where the Guaranteed Minimum Death Benefit interest is credited through age 80 (6% to Age 80 Benefit), there is a lower cost benefit where interest is credited through age 70 (6% to Age 70 Benefit) to the Guaranteed Minimum Death Benefit and Guaranteed Minimum Income Benefit. If you wish to elect this alternate benefit, you must do so in the application; otherwise the 6% to Age 80 Benefit will apply. Once elected, the benefit may not be changed.

Available for issue ages 76 through 78--If you are age 76 or older and you are interested in the Combined Guaranteed Minimum Death Benefit and Guaranteed Minimum Income Benefit, ask your agent for a copy of the prospectus supplement describing this benefit.

CASH VALUE

The Cash Value under the Certificate fluctuates daily with the investment performance of the Investment Funds you have selected and reflects any upward or downward market value adjustment. See "Part 2: The Guaranteed Period Account." We do not guarantee any minimum Cash Value except for amounts in a Guarantee Period held to the Expiration Date. On any date before the Annuity Commencement Date while the Certificate is in effect, the Cash Value is equal to the Annuity Account Value less any withdrawal charge. The free corridor amount will not apply when calculating the withdrawal charge applicable upon a surrender. See "Part 5: Deductions and Charges."

SURRENDERING THE CERTIFICATES TO
RECEIVE THE CASH VALUE

You may surrender a Certificate to receive the Cash Value at any time while you are living and before the Annuity Commencement Date. For a surrender to be effective, we must receive your written request and the Certificate at our Processing Office. The Cash Value will be determined on the Transaction Date. All benefits under the Certificate will be terminated as of that date, other than any Life Contingent Annuity Benefits, discussed in Part 4.

You may receive the Cash Value in a single sum payment or apply it under one or more of the income annuity options. See "Annuity Benefits" in Part 4. We will usually pay the Cash Value within seven calendar days, but we may delay payment as described in "When Payments are Made" below.

For the tax consequences of surrenders, see "Part 7: Tax Aspects of the Certificates."

WHEN PAYMENTS ARE MADE

Under applicable law, application of proceeds from the Investment Funds to a variable annuity, payment of a death benefit from the Investment Funds, payment of any portion of the Annuity Account Value (less any applicable withdrawal charge) from the Investment Funds, and, upon surrender, payment of the Cash Value from the Investment Funds will be made within seven calendar days after the Transaction Date. Payments or application of proceeds from the Investment Funds can be deferred for any period during which (1) the New York Stock Exchange is closed or trading on it is restricted, (2) sales of securities or determination of the fair value of an Investment Fund's assets is not reasonably practicable because of an emergency, or (3) the SEC, by order, permits us to defer payment in order to protect persons with interest in the Investment Funds.

We can defer payment of any portion of the Annuity Account Value in the Guaranteed Period Account for up to six months while you are living. We may also defer payments for any amount attributable to a contribution made in the form of a check for a reasonable amount of time (not to exceed 15 days) to permit the check to clear.

ASSIGNMENT

The Certificates are not assignable or transferrable except through surrender to us. They may not be borrowed against or used as collateral for a loan or other obligation.

SERVICES WE PROVIDE

o  REGULAR REPORTS

   o Statement of your Certificate values as of the last day of the calendar year;

   o Three additional reports of your Certificate values each year;

   o Annual and semi-annual statements of each trust; and

   o  Written confirmation of financial transactions.

o  TOLL-FREE TELEPHONE SERVICES

   o  Call 1-800-789-7771 for a recording of daily
      Accumulation Unit Values and Guaranteed
      Rates applicable to the Guarantee Periods. Also call during our regular business hours to speak to one of our customer service representatives.

o  PROCESSING OFFICE

   o  FOR CONTRIBUTIONS SENT BY REGULAR MAIL:

      Equitable Life
      Income Management Group
      Post Office Box 13014
      Newark, NJ 07188-0014

   o  FOR CONTRIBUTIONS SENT BY EXPRESS MAIL:

      Equitable Life
      c/o First Chicago National Processing Center
      300 Harmon Meadow Boulevard, 3rd Floor
      Attn: Box 13014
      Secaucus, NJ 07094

   o  FOR ALL OTHER COMMUNICATIONS (E.G., RE-
      QUESTS FOR TRANSFERS, WITHDRAWALS) SENT BY
      REGULAR MAIL:

      Equitable Life
      Income Management Group
      P.O. Box 1547
      Secaucus, NJ 07096-1547

   o  FOR ALL OTHER COMMUNICATIONS (E.G., RE-
      QUESTS FOR TRANSFERS, WITHDRAWALS) SENT BY
      EXPRESS MAIL:

      Equitable Life
      Income Management Group
      200 Plaza Drive, 4th Floor
      Secaucus, NJ 07096

DISTRIBUTION OF THE CERTIFICATES

As the distributor of the Certificates, Equitable Distributors, Inc. (EDI), an indirect wholly owned subsidiary of Equitable Life, has responsibility for sales and marketing functions for the Certificates. EDI also serves as the principal underwriter of the Separate Account under the 1940 Act. EDI is registered with the SEC as a broker-dealer under the Exchange Act and is a member of the National Association of Securities Dealers, Inc. EDI's principal business address is 1290 Avenue of the Americas, New York, New York 10104. EDI was paid a fee of $1,204,370 for 1996 and $126,914 for 1995 for its services under its "Distribution Agreement" with Equitable Life and the Separate Account.

The Certificates will be sold by registered representatives of EDI and its affiliates, who are also our licensed insurance agents. Broker-dealer sales compensation for EDI and its affiliates will generally not exceed six percent of total contributions made under a Certificate. EDI may also receive compensation and reimbursement for its marketing services under the terms of its distribution agreement with Equitable Life. Broker-dealers receiving sales compensation will generally pay a portion thereof to their registered representatives as commissions related to sales of the Certificates. The offering of the Certificates is intended to be continuous.

-------------------------------------------------------------------------------

              PART 4: DISTRIBUTION METHODS UNDER THE CERTIFICATES

-------------------------------------------------------------------------------

The Rollover IRA Certificates offer several distribution methods specifically designed to provide retirement income. The Assured Payment Option and APO Plus, may be elected in the application or as a distribution option at a later date. In addition, the Certificates provide for Lump Sum Withdrawals, Substantially Equal Payment Withdrawals, Systematic Withdrawals and Minimum Distribution Withdrawals. Fixed and variable annuity benefit options are also available for amounts to be applied at the Annuity Commencement Date. The Assured Payment Option and APO Plus may not be available in all states.

The Certificates are subject to the Code's minimum distribution requirements. Generally, distributions from these Certificates must commence by April 1 of the calendar year following the calendar year in which you attain age 70 1/2. Subsequent distributions must be made by December 31st of each calendar year. If you do not commence minimum distributions in the calendar year in which you attain age 70 1/2, and wait until the three month period (January 1 to April 1) in the next calendar year to commence minimum distributions, then you must take two required minimum distributions in that calendar year. If the required minimum distribution is not made, a penalty tax in an amount equal to 50% of the difference between the amount required to be withdrawn and the amount actually withdrawn may apply. See "Part 7: Tax Aspects of the Certificates" for a discussion of various special rules concerning the minimum distribution requirements.

For IRA retirement benefits subject to minimum distribution requirements, we will send a form outlining the distribution options available before you reach age 70 1/2 (if you have not annuitized before that time).

ASSURED PAYMENT OPTION

The Assured Payment Option is designed to provide you with guaranteed payments for your life (SINGLE LIFE) or for the lifetime of you and a joint Annuitant you designate (JOINT AND SURVIVOR) through a series of distributions from the Annuity Account Value that are followed by Life Contingent Annuity payments. Payments you receive during the fixed period are designed to pay out the entire Annuity Account Value by the end of the fixed period and to meet or exceed minimum distribution requirements, if applicable. See "Minimum Distribution Withdrawals" below. The fixed period ends with the distribution of the Maturity Value of the last Guarantee Period, or distribution of the final amount in the Modal Payment Portion of the Guaranteed Period Account. The fixed period may also be referred to as the "liquidity period" as during this period, you have access to the Cash Value through Lump Sum Withdrawals or surrender of the Certificate, with lifetime income continuing in reduced amounts.

After the fixed period, the payments are made under the Life Contingent Annuity described below.

You may elect the Assured Payment Option at any time if your initial contribution or Annuity Account Value is at least $10,000 at the time of election, by submitting a written request satisfactory to us. The Assured Payment Option may be elected at ages 59 1/2 through 83. If you are over age 70 1/2, the availability of this option may be restricted under certain limited circumstances. See "Tax Considerations for the Assured Payment Option and APO Plus" in Part 7. The Assured Payment Option with level payments (described below) may be elected at ages as young as 45. However, there are tax considerations that should be taken into account before electing level payments under the Assured Payment Option if you are under age 59 1/2. See "Penalty Tax on Early Distributions" in Part 7. The Assured Payment Option with increasing payments (described below) may be elected at ages as young 53 1/2 provided payments do not start before you attain age 59 1/2.

Once the Assured Payment Option is elected, all amounts currently held under your Rollover IRA must be allocated to the Guarantee Periods, the Modal Payment Portion of the Guaranteed Period Account, if applicable, and the Life Contingent Annuity. See "Allocation of Contributions or Annuity Account Value" below. Subsequent contributions may be made according to the rules set forth below and in "Tax-Free Transfers and Rollovers" in Part 7.

Subsequent Contributions under the Assured
Payment Option

Subsequent "regular" IRA contributions may no longer be made for the taxable year in which you attain age 70 1/2 and thereafter. Subsequent rollover and direct transfer contributions may be made at any time until the earlier of
(i) when you attain age 84 and (ii) when the Certificate is within seven years of the end of the fixed period while the Assured Payment Option is in effect. However, any amount contributed after you attain age 70 1/2 must be net of your required minimum distribution for the year in which the rollover or direct transfer contribution is made.

Payments

You may elect to receive monthly, quarterly or annual payments. However, all payments are made on the 15th of the month. Payments to be made on an Expiration Date during the fixed period represent distributions of the Maturity Values of serially maturing Guarantee Periods on their Expiration Dates. Payments to be made monthly, quarterly or annually on dates other than an Expiration Date represent distributions from amounts in the Modal Payment Portion of the Guaranteed Period Account. See "Part 2: The Guaranteed Period Account."

You have a choice of receiving level payments during the fixed period and then under the Life Contingent Annuity. Or, you may elect to receive payments that increase. During the fixed period, payments are designed to increase by 10% every three years on each third anniversary of the payment start date. After the end of the fixed period, your first payment under the Life Contingent Annuity will be 10% greater than the final payment made under the fixed period. Thereafter, payments will increase annually on each anniversary of the payment start date under the Life Contingent Annuity based on the annual increase, if any, in the Consumer Price Index, but in no event greater than 3% per year.

Payments will generally start one payment mode from the date the Assured Payment Option goes into effect. Or you may choose to defer the date payments will start generally for a period of up to 72 months. Deferral of the payment start date permits you to lock in rates at a time when you may consider current rates to be high, while permitting you to delay receiving payments if you have no immediate need to receive income under your Certificate. In making this decision, you should consider that the amount of income you purchase is based on the rates applicable on the Transaction Date, so if rates rise during the interim, your payments may be less than they would have been if you had elected the Assured Payment Option at a later date. Deferral of the payment start date is not available above age 80. Before you elect to defer the date your payments will start, you should consider the consequences of this decision on the requirement under the Code that you take minimum distributions each calendar year with respect to the value of your IRA. See "Required Minimum Distributions" in Part 7. The ability to defer the payment start date may not be available in all states. Also, if amounts are applied to the Assured Payment Option as a result of the Guaranteed Minimum Income Benefit (discussed in Part 3), deferral of the payment start date is not permitted.

Required minimum distributions will be calculated based on the Annuity Account Value in each Guarantee Period and the deemed value of the Life Contingent Annuity for tax purposes. If at any time your payment under the Assured Payment Option would be less than the minimum amount required to be distributed under minimum distribution rules, we will notify you of the difference. You will have the option to have an additional amount withdrawn under your Certificate and such withdrawal will be treated as a Lump Sum Withdrawal; however, no withdrawal charge will apply. An adjustment will be made to future scheduled payments. Or, you may take the amount from other IRA funds you may have. See "Lump Sum Withdrawals" below and "Required Minimum Distributions" in Part 7.

See Appendix IV for an example of payments purchased under an Assured Payment Option.

Fixed Period

If you elect level payments, you may select a fixed period of not less than seven years nor more than 15 years. The maximum fixed period available based on your age at issue of the Certificate (or age at the time of election if the Assured Payment Option is elected after issue) is as follows:

                         MAXIMUM
       AGE*            FIXED PERIOD
       ----            ------------
45 through 70            15 years
71 through 78       85  less your age
79 through 83            7 years

The minimum and maximum fixed period will be reduced by each year you defer the date payments will start.

If you elect increasing payments, you do not have a choice as to the fixed period. Based on your age at issue of the Certificate (or age at the time of election if the Assured Payment Option is elected after issue), your fixed period will be as follows:

       AGE*          FIXED PERIOD
       ----          ------------
59 1/2 through 70      15 years
  71 through 75        12 years
  76 through 80         9 years
  81 through 83         6 years

If you elect increasing payments and defer the date payments will start, your fixed period will be as follows:

                            FIXED PERIOD BASED ON
                               DEFERRAL PERIOD
                     -----------------------------------
                       1-36         37-60        61-72
       AGE*           MONTHS        MONTHS       MONTHS
       ----           ------        ------       ------
53 1/2 through 70     12 years       9 years    9 years
71 through 75          9 years       9 years      N/A
76 through 80          6 years       6 years      N/A
81 through 83            N/A           N/A        N/A

* For joint and survivor, the fixed period is based on the age of the younger Annuitant.

If amounts are applied to the Assured Payment Option as a result of the Guaranteed Minimum Income Benefit, the fixed periods will be as discussed under "Guaranteed Minimum Income Benefit" in Part 3.

Allocation of Contributions or Annuity Account Value

If the Assured Payment Option is elected in the application, then based on the amount of your initial contribution, your age and sex (and the age and sex of the joint Annuitant, if applicable), the mode of payment, the form of payments and the fixed period you select, your entire contribution will be allocated by us. A portion of the initial contribution will be allocated among the Guarantee Periods and the Modal Payment Portion of the Guaranteed Period Account, if applicable, to provide fixed period payments and a portion will be applied under the Life Contingent Annuity in order to provide the payments for life. For initial contributions of $500,000 or more, amounts allocated to the Life Contingent Annuity may also be based on your underwriting classification. In general, underwriting classification is based on your medical history and smoker status and may result in a smaller allocation of amounts to the Life Contingent Annuity if your classification is lower than our standard class. If the Assured Payment Option is elected any time after issue of the Rollover IRA Certificate or if you cancel APO Plus (discussed below) and elect the Assured Payment Option, then based on your Annuity Account Value and the information you provide as described above, your entire Annuity Account Value, including any amounts currently invested in the Investment Funds, will be allocated by us among the Guarantee Periods, the Modal Payment Portion of the Guaranteed Period Account, if applicable, and applied under the Life Contingent Annuity. While the Assured Payment Option is in effect, no amounts may be allocated to the Investment Funds. If amounts in the Guarantee Periods are transferred, a market value adjustment may apply.

If you elect the Assured Payment Option in the application and your initial contribution will come from multiple sources, your application must also indicate that contributions are to be allocated to the Alliance Money Market Fund under the Rollover IRA described in Part 3. Election of the Assured Payment Option must include your instructions to apply your Annuity Account Value, on the date the last such contribution is received, under the Assured Payment Option as described above.

Any subsequent contributions made while the Assured Payment Option is in effect must be allocated to the Guarantee Periods and applied to the Life Contingent Annuity. We will determine the allocation of such contributions, such that your payments will be increased and the fixed period and date that payments are to start under the Life Contingent Annuity will remain the same.

Life Contingent Annuity

The Life Contingent Annuity provides lifetime payments starting after the end of the fixed period. The portion of your contributions or Annuity Account Value applied under the Life Contingent Annuity does not have a Cash Value or an Annuity Account Value and, therefore, does not provide for transfers or withdrawals. Once the fixed period has ended and payments have begun under the Life Contingent Annuity, subsequent amounts may no longer be applied under the Life Contingent Annuity.

THERE IS NO DEATH BENEFIT PROVIDED UNDER THE LIFE CONTINGENT ANNUITY AND ANNUITY INCOME IS PAID ONLY IF YOU (OR A JOINT ANNUITANT) ARE LIVING AT THE DATE ANNUITY BENEFITS BEGIN. BENEFITS ARE ONLY PAID DURING YOUR LIFETIME AND, IF APPLICABLE, THE LIFETIME OF A JOINT ANNUITANT. CONSEQUENTLY, YOU SHOULD CONSIDER THE POSSIBILITY THAT NO AMOUNTS WILL BE PAID UNDER THE LIFE CONTINGENT ANNUITY IF YOU (OR A JOINT ANNUITANT) DO NOT SURVIVE TO THE DATE PAYMENTS ARE TO START UNDER SUCH ANNUITY.

You may elect to have the Life Contingent Annuity provide level or increasing payments on a Single Life or a Joint and 100% to Survivor basis. If you elect increasing payments, the payments will increase annually based on the increase, if any, in the Consumer Price Index, but in no event greater than 3% per year. The Life Contingent Annuity may also provide payments on a Joint and one-half to Survivor or a Joint and two-thirds to Survivor basis.

Payments under the Life Contingent Annuity will be made to you during your lifetime (and the lifetime of the joint Annuitant, if applicable) on the same payment mode and date as the payments that were made during the fixed period.

Election Restrictions under Joint and
Survivor

Election of the Assured Payment Option with a Joint and Survivor form of the Life Contingent Annuity is subject to the following restrictions: (i) the joint Annuitant must be your spouse; (ii) neither you nor the joint Annuitant can be over age 83; (iii) under level payments if you elect the Joint and 100% to Survivor form, only the longest fixed period is permitted; and (iv) the fixed period may be limited by the minimum distribution rules. See "Required Minimum Distributions" in Part 7.

Withdrawals under the Assured Payment Option

While the Assured Payment Option is in effect, if you take a Lump Sum Withdrawal as described under "Lump Sum Withdrawals" below (or if a Lump Sum Withdrawal is made to satisfy minimum distribu-tion requirements under the Certificate), such withdrawals will be taken from all remaining Guarantee Periods to which your Annuity Account Value is allocated and the Modal Payment Portion of the Guaranteed Period Account, if applicable, such that the amount of the payments and the length of the fixed period will be reduced, and the date payments are to start under the Life Contingent Annuity will be accelerated. Additional amounts above the amount of the requested withdrawal will be withdrawn from the Guaranteed Period Account and applied to the Life Contingent Annuity to the extent necessary to achieve this result. As a result, the same pattern of payments will continue in reduced amounts for your life, and if applicable, the life of your joint Annuitant. If you have elected increasing payments, the first reduction in your payments will take place no later than the date of the next planned increase.

Substantially Equal Payment Withdrawals, Systematic Withdrawals and Minimum Distribution Withdrawals may not be elected while the Assured Payment Option is in effect. See "Substantially Equal Payment Withdrawals," "Systematic Withdrawals" and "Minimum Distribution Withdrawals," below.

Death Benefit

Once you have elected the Assured Payment Option, if a death benefit becomes payable during the fixed period we will pay the death benefit amount, as described under "Death Benefit" in Part 3, to the designated beneficiary. Unless you have elected a Joint and Survivor form under the Life Contingent Annuity, no payment will be made under the Life Contingent Annuity. The death benefit payable relates only to the Guarantee Periods under the Certificate; a death benefit is never payable under the Life Contingent Annuity.

If you have elected a Joint and Survivor form of annuity under the Life Contingent Annuity, payments will be made to you or the joint Annuitant, if living on the date payments are to start. The designated beneficiary and the joint Annuitant must be your spouse.

Termination of the Assured Payment Option

The Assured Payment Option will be terminated if: (i) you cancel such option at any time by sending a written request satisfactory to us; (ii) you submit a subsequent contribution and you do not want it applied under the Assured Payment Option; (iii) you request a transfer of your Annuity Account Value as described under "Transfers Among Investment Options" in Part 3, while the Assured Payment Option is in effect; or (iv) you request a change in the date the payments are to start under the Life Contingent Annuity. Once the Assured Payment Option is terminated, in order to receive distributions from your Annuity Account Value you must utilize the withdrawal options described under "Withdrawal Options" below. Although the Life Contingent Annuity will continue in effect and payments will be made if you or your joint Annuitant, if applicable, are living on the date payments are to start, additional Life Contingent Annuity payments may not be purchased. You may elect to start the Assured Payment Option again by submitting a written request satisfactory to us, but no sooner than three years after the Option was terminated. If you elected the Assured Payment Option at age 70 1/2 or older and subsequently terminate this Option, required minimum distributions must continue to be made with respect to your Certificate.

Before terminating the Assured Payment Option, you should consider the implications this may have under the minimum distribution requirements. See "Tax Considerations for the Assured Payment Option and APO Plus" in Part 7.

Income Annuity Options and Surrendering
the Certificates

If you elect an annuity benefit as described under "Income Annuity Options" below, or surrender the Certificate for its Cash Value as described under "Surrendering the Certificates to Receive the Cash Value" in Part 3, once we receive your returned Certificate, your Certificate will be returned to you with a notation that the Life Contingent Annuity is still in effect. Thereafter, no subsequent contributions will be accepted under the Certificate and no amounts may be applied under the Life Contingent Annuity.

Withdrawal Charge

While the Assured Payment Option is in effect, withdrawal charges will not apply to the level or increasing payments made during the fixed period. Except as necessary to meet minimum distribution requirements under the Certificate, Lump Sum Withdrawals will be subject to a withdrawal charge and will have a 10% free corridor available. Upon termination of the Assured Payment Option, the free corridor will apply as described under "Withdrawal Charge" in Part 5.

APO PLUS

APO Plus is a variation of the Assured Payment Option. APO Plus is available at ages 59 1/2 through 83. It may also be elected at ages as young as 53 1/2 provided payments under APO Plus do not start before you attain age 59 1/2. Except as indicated below, all provisions of the Assured Payment Option apply to APO Plus. APO Plus enables you to keep a portion of your Annuity Account Value in the Alliance Common Stock Fund or the Alliance Equity Index Fund as you select, while periodically converting such Annuity Account Value to increase the guaranteed lifetime income under the Assured Payment Option. You select either the Alliance Common Stock Fund or Alliance Equity Index Fund in the application and once elected it may not be changed. When you elect APO Plus, a portion of your initial contribution or Annuity Account Value as applicable is allocated by us to the Assured Payment Option to provide a minimum guaranteed lifetime income through allocation of amounts to the Guarantee Periods and the Modal Payment Portion of the Guaranteed Period Account, if applicable, and application of amounts to the Life Contingent Annuity. The remaining Annuity Account Value remains in the Investment Fund you selected. Periodically during the fixed period (as described below), a portion of the remaining Annuity Account Value in such Investment Fund is applied to increase the guaranteed level payments under the Assured Payment Option.

APO Plus allows you to remain invested in an Investment Fund for longer than would be possible if you applied your entire Annuity Account Value all at once to the Assured Payment Option or to an income annuity option, while utilizing an "exit strategy" to provide retirement income.

The fixed period under APO Plus will be based on your age (or the age of the younger Annuitant if Joint and Survivor is elected) at issue of the Certificate (or age at the time of election if APO Plus is elected after issue) and will be the same as the periods indicated for increasing payments under "Assured Payment Option" above.

You may elect to defer the payment start date as described in "Payments" under "Assured Payment Option," above. The fixed period will also be as indicated for deferral of the payment start date for increasing payments under the Assured Payment Option.

You elect APO Plus in the application or at a later date by submitting the proper form. APO Plus may not be elected if the Assured Payment Option is already in effect.

The amount applied under APO Plus is either the initial contribution if APO Plus is elected at issue of the Certificate, or the Annuity Account Value if APO Plus is elected after issue of the Certificate. Out of a portion of the amount applied, level payments are provided under the Assured Payment Option equal to the initial payment that would have been provided on the Transaction Date by the allocation of the entire amount to increasing payments as described in "Payments" under "Assured Payment Option," above. The difference between the amount required for level payments and the amount required for increasing payments is allocated to the Investment Fund. If you have Annuity Account Value in the Guaranteed Period Account at the time this option is elected, a market value adjustment may apply as a result of such amounts being transferred to effect the Assured Payment Option.

On the third February 15th following the date the first payment is made (if payments are to be made on February 15th, the date of the first payment will be counted as the first February 15th) during the fixed period while you are living, a portion of the Annuity Account Value in the Investment Fund is applied to increase the level payments under the Assured Payment Option. If a deferral period of three years or more is elected, a portion of the Annuity Account Value in the Investment Fund will be applied on the February 15th prior to the date the first payment is made, to increase the initial level payments. If payments are to be made on February 15th, the date of the first payment will be counted as the first February 15th.

The amount applied is the amount which provides for level payments equal to the initial payment that would have been provided by the allocation of the entire Annuity Account Value to increasing payments, as described in the preceding paragraph. This process is repeated each third year during the fixed period. The first increased payment will be reflected in the payment made following three full years of payments and then every three years thereafter. On the Transaction Date immediately following the last payment during the fixed period, the remaining Annuity Account Value in the Investment Fund is first applied to the Life Contingent Annuity to change the level payments previously purchased to increasing payments. If there is any Annuity Account Value remaining after the increasing payments are purchased, this balance is applied to the Life Contingent Annuity to further increase such increasing payments. If the Annuity Account Value in the Investment Fund is insufficient to purchase the increasing payments, then the level payments previously purchased will be increased to the extent possible.

While APO Plus provides a minimum guaranteed lifetime payment under the Assured Payment Option, the total amount of income that can be provided over time will depend on the investment performance of the Investment Fund in which you have Annuity Account Value, as well as the current Guaranteed Rates and the cost of the Life Contingent Annuity, which may vary. Consequently, the aggregate amount of guaranteed lifetime income under

APO Plus may be more or less than the amount that could have been purchased by application at the outset of the entire initial contribution or Annuity Account Value to the Assured Payment Option.

See Appendix IV for an example of the payments purchased under Assured Payment Option and APO Plus.

In calculating your required minimum distributions your Annuity Account Value in the Investment Fund, the Annuity Account Value in each Guarantee Period, any amount in the Modal Payment Portion of the Guaranteed Period Account, and the deemed value of the Life Contingent Annuity for tax purposes will be taken into account as described in "Payments" under "Assured Payment Option," above. Also see "Required Minimum Distributions" in Part 7.

Allocation of Subsequent Contributions under IRA APO Plus

Any subsequent contributions you make may only be allocated to the Investment Fund you selected, where it is later applied by us under the Assured Payment Option. Subsequent contributions may no longer be made after the end of the fixed period.

Withdrawals under APO Plus

While APO Plus is in effect, if you take a Lump Sum Withdrawal as described under "Lump Sum Withdrawals" below (or if a Lump Sum Withdrawal is made to satisfy minimum distribution requirements under the Certificate), such withdrawals will be taken from your Annuity Account Value in the Investment Fund unless you specify otherwise. If there is insufficient value in the Investment Fund the excess will be taken from the Guarantee Periods and the Modal Payment Portion of the Guaranteed Period Account, if applicable, as described under "Withdrawals under the Assured Payment Option" above.

A Lump Sum Withdrawal taken to satisfy minimum distribution requirements under the Certificate will not be subject to a withdrawal charge.

Death Benefit

Once you have elected APO Plus, if a death benefit becomes payable during the fixed period we will pay the death benefit amount as described under "Death Benefit" in Part 3, to the designated beneficiary. Unless you have elected Joint and Survivor under the Life Contingent Annuity, no payment will be made under the Life Contingent Annuity. The death benefit relates only to the Investment Funds and the Guarantee Periods under the Certificate; a death benefit is never payable under the Life Contingent Annuity.

Termination of APO Plus

You may terminate APO Plus at any time by submitting a request satisfactory to us. In connection with the termination, you may either (i) elect to terminate APO Plus at any time and have your Certificate operate under the Rollover IRA rules (see "Part 3: Provisions of the Certificates and Services We Provide") or (ii) elect the Assured Payment Option (Guaranteed Minimum Income Benefit, discussed in Part 3 may apply) with level or increasing payments. In the latter case your remaining Annuity Account Value in the Investment Fund will be allocated to the Guaranteed Period Account and applied under the Life Contingent Annuity. A market value adjustment may apply for any amounts allocated from a Guarantee Period. At least 45 days prior to the end of each three year period, we will send you a quote indicating how much future income could be provided under the Assured Payment Option. The quote would be based on your current Annuity Account Value, current Guaranteed Rates for the Guarantee Periods and current purchase rates under the Life Contingent Annuity as of the date of the quote. The actual amount of future income would depend on the rates in effect on the Transaction Date.

WITHDRAWAL OPTIONS

The Rollover IRA is an annuity contract, even though you may elect to receive your benefits in a non-annuity form. You may take withdrawals from your Certificate before the Annuity Commencement Date and while you are alive. Four withdrawal options are available: Lump Sum Withdrawals, Substantially Equal Payment Withdrawals, Systematic Withdrawals and Minimum Distribution Withdrawals. Withdrawals may result in withdrawal charges. See "Part 5:
Deductions and Charges." Special withdrawal rules may apply under the Assured Payment Option and APO Plus.

Amounts withdrawn from the Guaranteed Period Account, other than at the Expiration Date, will result in a market value adjustment. See "Market Value Adjustment for Transfers, Withdrawals or Surrender Prior to the Expiration Date" in Part 2. Withdrawals may be taxable and subject to tax penalty. See "Part 7: Tax Aspects of the Certificates."

As a deterrent to early withdrawal (generally prior to age 59 1/2) the Code provides certain penalties. We may also be required to withhold income taxes from the amount distributed. These rules are outlined in "Part 7: Tax Aspects of the Certificates."

LUMP SUM WITHDRAWALS

You may take a Lump Sum Withdrawal at any time subject to a minimum withdrawal amount of $1,000.

A request to withdraw more than 90% of the Cash Value as of the Transaction Date will result in the termination of the Certificate and will be treated as a surrender of the Certificate for its Cash Value. See "Surrendering the Certificates to Receive the Cash Value," in Part 3.

To make a Lump Sum Withdrawal, you must submit a request satisfactory to us which specifies the Investment Options from which the Lump Sum Withdrawal will be taken. If we have received the information we require, the requested withdrawal will become effective on the Transaction Date and proceeds will usually be mailed within seven calendar days thereafter, but we may delay payment as described in "When Payments Are Made" in Part 3. If we receive only partially completed information, our Processing Office will contact you for specific instructions before your request can be processed.

Lump Sum Withdrawals in excess of the 15% free corridor amount may be subject to a withdrawal charge. While either the Assured Payment Option or APO Plus is in effect, Lump Sum Withdrawals that exceed the 10% free corridor amount may be subject to a withdrawal charge. See "Withdrawal Charge" in Part 5.

SUBSTANTIALLY EQUAL PAYMENT WITHDRAWALS

Substantially Equal Payment Withdrawals provide distributions from the Annuity Account Value of the amounts necessary so that the 10% penalty tax, normally applicable to distributions made prior to age 59 1/2, does not apply. See "Penalty Tax on Early Distributions," in Part 7. Once distributions begin, they should not be changed or stopped until the later of age 59 1/2 or five years from the date of the first distribution. If you change or stop the distributions or take a Lump Sum Withdrawal, you may be liable for the 10% penalty tax that would have otherwise been due on all prior distributions made under this option and for any interest thereon.

Substantially Equal Payment Withdrawals may be elected at any time if you are below age 59 1/2. You can elect this option by submitting the proper form. You select the day and the month when the first withdrawal will be made, but it may not be sooner than 28 days after the issue of the Certificate. In no event may you elect to receive the first payment in the same Contract Year in which a Lump Sum Withdrawal was taken. We will calculate the amount of the distribution under a method we select and payments will be made monthly, quarterly or annually as you select. These payments will continue to be made until we receive written notice from you to cancel this option. Such notice must be received at our Processing Office at least seven calendar days prior to the next scheduled withdrawal date. A Lump Sum Withdrawal taken while Substantially Equal Payment Withdrawals are in effect will cancel such withdrawals. You may elect to start receiving Substantially Equal Payment Withdrawals again, but in no event can the payments start in the same Contract Year in which a Lump Sum Withdrawal was taken. We will calculate a new distribution amount.

Unless you specify otherwise, Substantially Equal Payment Withdrawals will be withdrawn on a pro rata basis from your Annuity Account Value in the Investment Funds. If there is insufficient value or no value in the Investment Funds, any additional amount of the withdrawal or the total amount of the withdrawal, as applicable, will be withdrawn from the Guarantee Periods in order of the earliest Expiration Date(s) first.

Substantially Equal Payment Withdrawals are not subject to a withdrawal charge.

SYSTEMATIC WITHDRAWALS

This option may be elected if you are age 59 1/2 to 70 1/2. Systematic Withdrawals provide level percentage or level amount payouts. You may choose to receive Systematic Withdrawals on a monthly, quarterly or annual frequency. You select a dollar amount or percentage of the Annuity Account Value to be withdrawn, subject to a maximum of 1.2% monthly, 3.6% quarterly and 15.0% annually, but in no event may any payment be less than $250. If at the time a Systematic Withdrawal is to be made, the withdrawal amount would be less than $250, no payment will be made and your Systematic Withdrawal election will terminate.

You select the date of the month when the withdrawals will be made, but you may not choose a date later than the 28th day of the month. If no date is selected, withdrawals will be made on the same calendar day of the month as the Contract Date. The commencement of payments under the Systematic Withdrawal option may not be elected to start sooner than 28 days after issue of the Certificate.

You may elect Systematic Withdrawals at any time by completing the proper form and sending it to our Processing Office. You may change the payment frequency of your Systematic Withdrawals once each Contract Year or cancel this withdrawal option at any time by sending notice in a form satisfactory to us. The notice must be received at our Processing Office at least seven calendar days prior to the next scheduled withdrawal date. You may also change the amount or percentage of your Systematic Withdrawals once in each Contract Year. However, you may not change the amount or percentage in any Contract Year where you have previously taken another withdrawal under the Lump Sum Withdrawal option described above.

Unless you specify otherwise, Systematic Withdrawals will be withdrawn on a pro rata basis from your Annuity Account Value in the Investment Funds. If there is insufficient value or no value in the Investment Funds, any additional amount of the withdrawal required or the total amount of the withdrawal, as applicable, will be withdrawn from the Guarantee Periods in order of the earliest Expiration Date(s) first.

Systematic Withdrawals are not subject to a withdrawal charge, except to the extent that, when added to a Lump Sum Withdrawal previously taken in the same Contract Year, the Systematic Withdrawal exceeds the 15% free corridor amount. See "Withdrawal Charge" in Part 5.

MINIMUM DISTRIBUTION WITHDRAWALS

Minimum Distribution Withdrawals provide distributions from the Annuity Account Value of the amounts necessary to meet minimum distribution requirements set forth in the Code. This option may be elected in the year in which you attain age 70 1/2. You can elect Minimum Distribution Withdrawals by submitting the proper election form. The minimum amount we will pay out is $250. You may elect Minimum Distribution Withdrawals for each Certificate you own, subject to our rules then in effect. Currently, Minimum Distribution Withdrawal payments will be made annually.

Unless you specify otherwise, Minimum Distributions Withdrawals will be withdrawn on a pro rata basis from your Annuity Account Value in the Investment Funds. If there is insufficient value or no value in the Investment Funds, any additional amount of the withdrawal required or the total amount of the withdrawal, as applicable, will be withdrawn from the Guarantee Periods in order of the earliest Expiration Date(s) first.

Minimum Distribution Withdrawals are not subject to a withdrawal charge, except to the extent that, when added to a Lump Sum Withdrawal previously taken in the same Contract Year, the Minimum Distribution Withdrawal exceeds the 15% free corridor amount. See "Withdrawal Charge" in Part 5.

Example

The chart below illustrates the pattern of payments, under Minimum Distribution Withdrawals for a male who purchases the Rollover IRA at age 70 with a single contribution of $100,000, with payments commencing at the end of the first Contract Year.

                 PATTERN OF MINIMUM DISTRIBUTION WITHDRAWALS
                     $100,000 SINGLE CONTRIBUTION FOR A
                           SINGLE LIFE-MALE AGE 70

                    [THE FOLLOWING TABLE WAS REPRESENTED
                     AS AN AREA GRAPH IN THE PROSPECTUS]

                         Assumes 6.0% Rate of Return

                                               Amount
                 Age                          Withdrawn
                -----                         ---------
                 70                            $6,250
                 75                             7,653
                 80                             8,667
                 85                             8,770
                 90                             6,931
                 95                             3,727
                100                             1,179

                [END OF GRAPHICALLY REPRESENTED DATA]

Payments are calculated each year based on the Annuity Account Value at the end of each year, using the recalculation method of determining payments. (See "Part 1--Minimum Distribution Withdrawals" in the SAI.) Payments are made annually, and it is further assumed that no Lump Sum Withdrawals are taken.

This example assumes an annual rate of return of 6.0% compounded annually for both the Investment Funds and the Guaranteed Period Account. This rate of return is for illustrative purposes only and is not intended to represent an expected or guaranteed rate of return. Your investment results will vary. In addition, this example does not reflect any charges that may be applicable under the Rollover IRA. Such charges would effectively reduce the actual return.

HOW WITHDRAWALS AND TRANSFERS AFFECT YOUR GUARANTEED MINIMUM DEATH BENEFIT AND GUARANTEED MINIMUM INCOME BENEFIT

Except as described in the next sentence, each withdrawal and transfer will cause a reduction in your current Guaranteed Minimum Death Benefit and Guaranteed Minimum Income Benefit benefit base (described below) on a pro rata basis. Your current Guaranteed Minimum Death Benefit and Guaranteed Minimum Income Benefit benefit base will be reduced on a dollar-for-dollar basis as long as the sum of your withdrawals and transfers from the Investment Funds in any Contract Year is 6% or less of the beginning of Contract Year Guaranteed Minimum Death Benefit. Once a withdrawal or transfer is made that causes cumulative withdrawals and transfers from the Investment Funds in a Contract Year to exceed 6% of the beginning of Contract Year

Guaranteed Minimum Death Benefit, that withdrawal or transfer and any subsequent withdrawals and transfers in that Contract Year will cause a pro rata reduction to occur.

Reduction on a dollar-for-dollar basis means your current Guaranteed Minimum Death Benefit and Guaranteed Minimum Income Benefit benefit base will be reduced by the dollar amount of the withdrawal. Reduction on a pro rata basis means that we calculate the percentage of the Annuity Account Value as of the Transaction Date that is being withdrawn and we reduce your current Guaranteed Minimum Death Benefit and Guaranteed Minimum Income Benefit benefit base by that same percentage. For example, if your Annuity Account Value is $10,000 and you withdraw $4,000 you have withdrawn 40% ($4,000/$10,000) of your Annuity Account Value. If your Guaranteed Minimum Death Benefit was $20,000 prior to the withdrawal, it would be reduced by $8,000 ($20,000 x .40) and your new Guaranteed Minimum Death Benefit after the withdrawal would be $12,000 ($20,000 -$8,000).

The timing of your withdrawals and whether they exceed the 6% threshold described above can have a significant impact on your Guaranteed Minimum Death Benefit or Guaranteed Minimum Income Benefit.

GUARANTEED MINIMUM INCOME BENEFIT BENEFIT BASE

The Guaranteed Minimum Income Benefit benefit base is equal to the portion of the initial contribution allocated to the Investment Funds on the Contract Date. Thereafter, the Guaranteed Minimum Income Benefit benefit base is credited with interest at 6% (3% for amounts in the Alliance Money Market and Alliance Intermediate Government Securities Funds, except as indicated below) on each Contract Date anniversary through age 80, and 0% thereafter, and is adjusted for any subsequent contributions and transfers into the Investment Funds and transfers and withdrawals from such Funds. The Guaranteed Minimum Income Benefit benefit base interest applicable to amounts in the Alliance Money Market Fund under the Special Dollar Cost Averaging program (described in Part 3) will be 6%. The Guaranteed Minimum Income Benefit benefit base will also be reduced by any withdrawal charge remaining on the Transaction Date that you exercise your Guaranteed Minimum Income Benefit.

Your Guaranteed Minimum Income Benefit benefit base is applied to guaranteed minimum annuity factors to determine the Guaranteed Minimum Income Benefit. The guaranteed minimum annuity factors are based on (i) interest at 2.5% if the Guaranteed Minimum Income Benefit is exercised within 30 days following a Contract Date anniversary in years 7 through 9 and at 3% if exercised within 30 days following the 10th or later Contract Date anniversary, and (ii) mortality tables that assume increasing longevity. These interest and mortality factors are generally more conservative than the basis underlying current annuity factors, which means that they would produce less periodic income for an equal amount applied.

Your Guaranteed Minimum Income Benefit benefit base does not create an Annuity Account Value or a Cash Value and is used solely for purposes of calculating the Guaranteed Minimum Income Benefit.

ANNUITY BENEFITS

Annuity benefits provide periodic payments over a specified period of time which may be fixed or may be based on your life. Annuity forms of payment are calculated as of the Annuity Commencement Date, which is on file with our Processing Office. You can change the Annuity Commencement Date by writing to our Processing Office any time before the Annuity Commencement Date. However, you may not choose a date later than the 28th day of any month. Also, no Annuity Commencement Date will be later than the Processing Date which follows your 90th birthday (may be different in some states).

Before the Annuity Commencement Date, we will send you a letter advising that annuity benefits are available. Unless you otherwise elect, we will pay you a fixed annuity benefit on the "normal form" indicated for your Certificate as of your Annuity Commencement Date. The amount applied to provide the annuity benefit will be (1) the Annuity Account Value for any life annuity form or
(2) the Cash Value for any period certain only annuity form except that if the period certain is more than five years, the amount applied will be no less than 95% of the Annuity Account Value.

Amounts in the Guarantee Periods that are applied to an annuity benefit prior to an Expiration Date will result in a market value adjustment. See "Market Value Adjustment for Transfers, Withdrawals or Surrender Prior to the Expiration Date" in Part 2.

ANNUITY FORMS

o Life Annuity: An annuity which guarantees payments for the rest of your life. Payments end with the last monthly payment before your death. Because there is no death benefit associated with this annuity form, it provides the highest monthly payment of any of the life income annuity options, so long as you are living.

o Life Annuity-Period Certain: This annuity form also guarantees payments for the rest of your life. In addition, if you die before a specific period of time (the "certain period") has ended, payments will continue to your beneficiary for the balance of the certain period. Certain periods may be 5, 10,

      15 or 20 years. A life annuity with a certain period of 10 years is the normal form of annuity under the Certificates.

o Life Annuity-Refund Certain: This annuity form guarantees payments to you for the rest of your life. In addition, if you die before the amount applied to purchase this annuity option has been recovered, payments will continue to your beneficiary until that amount has been recovered. This option is available only as a fixed annuity.

o Period Certain Annuity: This annuity form guarantees payments for a specific period of time, usually 5, 10, 15 or 20 years, and does not involve life contingencies.

o Joint and Survivor Life Annuity: This annuity form guarantees life income to you and, after your death, continuation of income to the survivor.

The life annuity-period certain and the life annuity-refund certain are available on either a single life or joint and survivor life basis.

The annuity forms outlined above are available in both fixed and variable form, unless otherwise indicated. Fixed annuity payments are guaranteed by us and will be based either on the tables of guaranteed annuity payments in your Certificate or on our then current annuity rates, whichever is more favorable for you. Variable income annuities may be funded through the Investment Funds through the purchase of annuity units. The amount of each variable annuity payment may fluctuate, depending upon the performance of the Investment Funds. That is because the annuity unit value rises and falls depending on whether the actual rate of net investment return (after deduction of charges) is higher or lower than the assumed base rate. See "Annuity Unit Values" in the SAI. Variable income annuities may also be available by separate prospectus through the Investment Funds of other separate accounts we offer.

For all Annuitants, the normal form of annuity provides for fixed payments. We may offer other forms not outlined here. Your agent can provide details.

For each annuity benefit, we will issue a separate written agreement putting the benefit into effect. Before we pay any annuity benefit, we require the return of the Certificate.

The amount of the annuity payments will depend on the amount applied to purchase the annuity, the type of annuity chosen and, in the case of a life annuity form, your age (or your and the joint Annuitant's ages) and in certain instances, the sex of the Annuitant(s). Once an annuity form is chosen and payments have commenced, no change can be made.

If, at the time you elect an annuity form, the amount to be applied is less than $2,000 or the initial payment under the form elected is less than $20 monthly, we reserve the right to pay the Annuity Account Value in a single sum rather than as payments under the annuity form chosen.

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                        PART 5: DEDUCTIONS AND CHARGES

-------------------------------------------------------------------------------

CHARGES DEDUCTED FROM THE
ANNUITY ACCOUNT VALUE

We allocate the entire amount of each contribution to the Investment Options you select, subject to certain restrictions. We then periodically deduct certain amounts from your Annuity Account Value. Unless otherwise indicated, the charges described below and under "Charges Deducted from the Investment Funds" below will not be increased by us for the life of the Certificates. We may reduce certain charges under sponsored arrangements. See "Sponsored Arrangements" below. Charges are deducted proportionately from all the Investment Funds in which your Annuity Account Value is invested on a pro rata basis, except as noted below.

Withdrawal Charge

A withdrawal charge will be imposed as a percentage of each contribution made to the extent that (i) a Lump Sum Withdrawal or cumulative withdrawals during a Contract Year exceed the free corridor amount, or (ii) if the Certificate is surrendered to receive its Cash Value. We determine the withdrawal charge separately for each contribution in accordance with the table below.

                                     CONTRACT YEAR

                   1      2      3      4      5      6      7     8+
                 -------------------------------------------------------
Percentage of
 Contribution     7.0%   6.0%   5.0%   4.0%   3.0%   2.0%   1.0%   0.0%

If the Assured Payment Option or APO Plus is in effect, the withdrawal charge will be imposed as a percentage of contributions (less withdrawals), less the amount applied under the Life Contingent Annuity.

The applicable withdrawal charge percentage is determined by the Contract Year in which the excess withdrawal is made or the Certificate is surrendered, beginning with "Contract Year 1" with respect to each contribution withdrawn or surrendered. For purposes of the table, for each contribution, the Contract Year in which we receive that contribution is "Contract Year 1."

The withdrawal charge is deducted from the Investment Options from which each such withdrawal is made in proportion to the amount being withdrawn from each Investment Option.

    Free Corridor Amount

    The free corridor amount is 15% of the Annuity Account Value at the beginning of the Contract Year, minus any amount previously withdrawn during that Contract Year.

    While either the Assured Payment Option or APO Plus is in effect, the free corridor amount is 10% of the Annuity Account Value at the beginning of the Contract Year.

There is no withdrawal charge if a Lump Sum Withdrawal is taken to satisfy minimum distribution requirements under the Certificate. A free corridor amount is not applicable to a surrender.

For purposes of calculating the withdrawal charge, (1) we treat contributions as being withdrawn on a first-in first-out basis, and (2) amounts withdrawn up to the free corridor amount are not considered a withdrawal of any contributions.

The withdrawal charge is to help cover sales expenses.

Combined Guaranteed Minimum Death Benefit and Guaranteed Minimum Income Benefit Charge (Plan A)

We deduct a charge annually on each Processing Date for providing the Combined Guaranteed Minimum Death Benefit and Guaranteed Minimum Income Benefit (Plan A). The charge is equal to a percentage of the Guaranteed Minimum Death Benefit in effect on the Processing Date. The percentage is equal to 0.45% for the 6% to Age 80 Benefit and 0.30% for the 6% to Age 70 Benefit.

Guaranteed Minimum Death Benefit Only Benefit Charge (Plan B)

We deduct a charge annually on each Processing Date for providing the Guaranteed Minimum Death Benefit Only Benefit (Plan B). The charge is equal to a percentage of the Guaranteed Minimum Death Benefit in effect on the Processing Date. The percentage is equal to 0.20%.

Charges for State Premium and Other
Applicable Taxes

We deduct a charge for applicable taxes, such as state or local premium taxes, that might be imposed in your state. Generally we deduct this charge from the amount applied to provide an annuity benefit. In certain states, however, we may deduct the charge for taxes from contributions. The current tax charge that might be imposed varies by state and ranges from 0% to 2.25%.

CHARGES DEDUCTED FROM THE
INVESTMENT FUNDS

Mortality and Expense Risks Charge

We will deduct a daily charge from the assets in each Investment Fund to compensate us for mortality and expense risks. The daily charge is at the rate of 0.002477%, which is equivalent to an annual rate of 0.90%, on the assets in each Investment Fund.

The mortality risk assumed is the risk that Annuitants as a group will live for a longer time than our actuarial tables predict. As a result, we would be paying more in annuity income than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each Certificate, will differ from actual mortality experience. Lastly, we assume a mortality risk to the extent that at the time of death, the Guaranteed Minimum Death Benefit exceeds the Cash Value of the Certificate. The expense risk assumed is the risk that it will cost us more to issue and administer the Certificates than we expect.

Administration Charge

We will deduct a daily charge from the assets in each Investment Fund, to compensate us for administration expenses under the Certificates. The daily charge is at a rate of 0.000692% (equivalent to an annual rate of 0.25%) on the assets in each Investment Fund. We reserve the right to increase this charge to an annual rate of 0.35%, the maximum permitted under the Certificates.

HR TRUST CHARGES TO PORTFOLIOS

Investment advisory fees charged daily against HR Trust's assets, the 12b-1 fee, direct operating expenses of HR Trust (such as trustees' fees, expenses of independent auditors and legal counsel, bank and custodian charges and liability insurance), and certain investment-related expenses of HR Trust (such as brokerage commissions and other expenses related to the purchase and sale of securities), are reflected in each Portfolio's daily share price. The maximum investment advisory fees paid annually by the Portfolios cannot be changed without a vote by shareholders. They are as follows:

                               AVERAGE DAILY NET ASSETS
                  --------------------------------------------------
                   FIRST     NEXT      NEXT      NEXT
                   $750      $750       $1       $2.5
                  MILLION   MILLION   BILLION   BILLION   THEREAFTER
                  -------   -------   -------   -------   ----------
 Alliance
  Conservative
  Investors.....   0.475%    0.425%    0.375%    0.350%     0.325%
 Alliance
  Growth
  Investors ....   0.550%    0.500%    0.450%    0.425%     0.400%
 Alliance
  Growth &
  Income .......   0.550%    0.525%    0.500%    0.480%     0.470%
 Alliance
  Common Stock     0.475%    0.425%    0.375%    0.355%     0.345%*
 Alliance
  Global........   0.675%    0.600%    0.550%    0.530%     0.520%
 Alliance
  International    0.900%    0.825%    0.800%    0.780%     0.770%
 Alliance
  Aggressive
  Stock ........   0.625%    0.575%    0.525%    0.500%     0.475%

                          AVERAGE DAILY NET ASSETS (CONTINUED)
                   --------------------------------------------------
                    FIRST     NEXT      NEXT      NEXT
                    $750      $750       $1       $2.5
                   MILLION   MILLION   BILLION   BILLION   THEREAFTER
                   -------   -------   -------   -------   ----------
Alliance Small
 Cap Growth......   0.900%    0.850%    0.825%    0.800%     0.775%
Alliance Money
 Market .........   0.350%    0.325%    0.300%    0.280%     0.270%
Alliance
 Intermediate
 Gov't
 Securities......   0.500%    0.475%    0.450%    0.430%     0.420%
Alliance High
 Yield ..........   0.600%    0.575%    0.550%    0.530%     0.520%
Alliance Equity
 Index Fund......   0.325%    0.300%    0.275%    0.255%     0.245%

--------------
* On assets in excess of $10 billion, the management fee for the Alliance Common Stock Portfolio is reduced to 0.335% of average daily net assets.

Investment advisory fees are established under HR Trust's investment advisory agreements between HR Trust and its investment adviser, Alliance. The Rule 12b-1 Plan provides that HR Trust, on behalf of each Portfolio may pay annually up to 0.25% of the average daily net assets of a Portfolio attributable to its Class IB shares in respect of activities primarily intended to result in the sale of the Class IB shares. This fee will not be increased for the life of the Certificates. EDI is currently waiving a portion of the 12b-1 fee with respect to the Alliance Small Cap Growth Portfolio. Fees and expenses are described more fully in the HR Trust prospectus.

EQ TRUST CHARGES TO PORTFOLIOS

Investment management fees charged daily against EQ Trust's assets, the 12b-1 fee, other direct operating expenses of EQ Trust (such as trustees' fees, expenses of independent auditors and legal counsel, administrative service fees, custodian fees, and liability insurance), and certain investment-related expenses of EQ Trust (such as brokerage commissions and other expenses related to the purchase and sale of securities), are reflected in each Portfolio's daily share price. The investment management fees paid annually by the Portfolios cannot be changed without a vote by shareholders. They are as follows:

                                        AVERAGE DAILY NET ASSETS
                                        ------------------------
EQ/Putnam Balanced .....................           0.55%
EQ/Putnam Growth and Income Value  .....           0.55
MFS Emerging Growth Companies ..........           0.55
MFS Research ...........................           0.55
Merrill Lynch Basic Value Equity  ......           0.55
Merrill Lynch World Strategy ...........           0.70
Morgan Stanley Emerging Markets Equity .           1.15
T. Rowe Price Equity Income ............           0.55
T. Rowe Price International Stock  .....           0.75
Warburg Pincus Small Company Value  ....           0.65

Investment management fees are established under EQ Trust's Investment Management Agreement between EQ Trust and its investment manager, EQ

Financial. EQ Financial has entered into expense limitation agreements with EQ Trust, with respect to each Portfolio, pursuant to which EQ Financial has agreed to waive or limit its fees and total annual operating expenses (expressed as a percentage of the Portfolio's average daily net assets) to 0.85% each for the EQ/Putnam Growth & Income Value, MFS Research, Merrill Lynch Basic Value Equity, T. Rowe Price Equity, and MFS Emerging Growth Companies Portfolios; 0.90% for the EQ/Putnam Balanced Portfolio; 1.00% for Warburg Pincus Small Company Value Portfolio; 1.20% each for T. Rowe Price International Stock and Merrill Lynch World Strategy Portfolios; and 1.75% for Morgan Stanley Emerging Markets Equity Portfolio. See the prospectus for EQ Trust for more information.

The Rule 12b-1 Plan provides that EQ Trust, on behalf of each Portfolio, may pay annually up to 0.25% of the average daily net assets of a Portfolio attributable to its Class IB shares in respect of activities primarily intended to result in the sale of the Class IB shares. This fee will not be increased for the life of the Certificates. Fees and expenses are described more fully in the EQ Trust prospectus.

SPONSORED ARRANGEMENTS

For certain sponsored arrangements, we may reduce the withdrawal charge or change the minimum initial contribution requirements. Under the Assured Payment Option and APO Plus, we may increase Guaranteed Rates and reduce purchase rates under the Life Contingent Annuity. We may also change the guaranteed minimum death benefit and the guaranteed minimum income benefit. We may offer Investment Funds investing in Class IA shares of HR Trust and EQ Trust, which are not subject to the 12b-1 fee. Sponsored arrangements include those in which an employer allows us to sell Certificates to its employees or retirees on an individual basis.

Our costs for sales, administration, and mortality generally vary with the size and stability of the sponsoring organization among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a sponsored arrangement must meet certain requirements, including our requirements for size and number of years in existence. Sponsored arrangements that have been set up solely to buy Certificates or that have been in existence less than six months will not qualify for reduced charges.

We will make these and any similar reductions according to our rules in effect when a Certificate is approved for issue. We may change these rules from time to time. Any variation in the withdrawal charge will reflect differences in costs or services and will not be unfairly discriminatory.

Sponsored arrangements may be governed by the Code, the Employee Retirement Income Security Act of 1974 (ERISA), or both. We make no representations as to the impact of those and other applicable laws on such programs. WE RECOMMEND THAT EMPLOYERS PURCHASING OR MAKING CERTIFICATES AVAILABLE FOR PURCHASE UNDER A SPONSORED ARRANGEMENT SEEK THE ADVICE OF THEIR OWN LEGAL AND BENEFITS ADVISERS.

OTHER DISTRIBUTION ARRANGEMENTS

Charges may be reduced or eliminated when sales are made in a manner that results in savings of sales and administrative expenses, such as sales through persons who are compensated by clients for recommending investments and receive no commission or reduced commissions in connection with the sale of the Certificates. In no event will a reduction or elimination of charges be permitted where it would be unfairly discriminatory.

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                             PART 6: VOTING RIGHTS

-------------------------------------------------------------------------------

HR TRUST AND EQ TRUST VOTING RIGHTS

As explained previously, contributions allocated to the Investment Funds are invested in shares of the corresponding Portfolios of HR Trust and EQ Trust. Since we own the assets of the Separate Account, we are the legal owner of the shares and, as such, have the right to vote on certain matters. Among other things, we may vote:

o  to elect each trust's Board of Trustees,
o  to ratify the selection of independent auditors for each trust, and
o on any other matters described in each trust's current prospectus or requiring a vote by shareholders under the 1940 Act.

Because HR Trust is a Massachusetts business trust and EQ Trust is a Delaware business trust, annual meetings are not required. Whenever a shareholder vote is taken, we will give Certificate Owners the opportunity to instruct us how to vote the number of shares attributable to their Certificates. If we do not receive instructions in time from all Certificate Owners, we will vote the shares of a Portfolio for which no instructions have been received in the same proportion as we vote shares of that Portfolio for which we have received instructions. We will also vote any shares that we are entitled to vote directly because of amounts we have in an Investment Fund in the same proportions that Certificate Owners vote.

Each share of each trust is entitled to one vote. Fractional shares will be counted. Voting generally is on a Portfolio-by-Portfolio basis except that shares will be voted on an aggregate basis when universal matters, such as election of Trustees and ratification of independent auditors, are voted upon. However, if the Trustees determine that shareholders in a Portfolio are not affected by a particular matter, then such shareholders generally would not be entitled to vote on that matter.

VOTING RIGHTS OF OTHERS

Currently, we control each trust. EQ Trust shares currently are sold only to our separate accounts. HR Trust shares are held by other separate accounts of ours and by separate accounts of insurance companies affiliated and unaffiliated with us. Shares held by these separate accounts will probably be voted according to the instructions of the owners of insurance policies and contracts issued by those insurance companies. While this will dilute the effect of the voting instructions of the Rollover IRA Certificate Owners, we currently do not foresee any disadvantages arising out of this. HR Trust's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts that possibly may arise and to determine what action, if any, should be taken in response. If we believe that HR Trust's response to any of those events insufficiently protects our Certificate Owners, we will see to it that appropriate action is taken to protect our Certificate Owners.

SEPARATE ACCOUNT VOTING RIGHTS

If actions relating to the Separate Account require Certificate Owner approval, Certificate Owners will be entitled to one vote for each Accumulation Unit they have in the Investment Funds. Each Certificate Owner who has elected a variable annuity payout may cast the number of votes equal to the dollar amount of reserves we are holding for that annuity in an Investment Fund divided by the Accumulation Unit Value for that Investment Fund. We will cast votes attributable to any amounts we have in the Investment Funds in the same proportion as votes cast by Certificate Owners.

CHANGES IN APPLICABLE LAW

The voting rights we describe in this prospectus are created under applicable Federal securities laws. To the extent that those laws or the regulations promulgated under those laws eliminate the necessity to submit matters for approval by persons having voting rights in separate accounts of insurance companies, we reserve the right to proceed in accordance with those laws or regulations.

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                    PART 7: TAX ASPECTS OF THE CERTIFICATES

-------------------------------------------------------------------------------

TAX-QUALIFIED INDIVIDUAL RETIREMENT
ANNUITIES (IRAS)

This prospectus contains the information which the Internal Revenue Service
(IRS) requires to be disclosed to an individual before he or she purchases an IRA.

The Rollover IRA Certificate is designed to qualify as an IRA under Section 408(b) of the Code. Your rights under the Rollover IRA cannot be forfeited.

This Part covers some of the special tax rules that apply to individual retirement arrangements. You should be aware that an IRA is subject to certain restrictions in order to qualify for its special treatment under the Federal tax law.

This prospectus provides our general understanding of applicable Federal income tax rules, but does not provide detailed tax information and does not address issues such as state income and other taxes or Federal gift and estate taxes. Please consult a tax adviser when considering the tax aspects of the Rollover IRA Certificates.

Further information on IRA tax matters can be obtained from any IRS district office. Additional information regarding IRAs, including a discussion of required distributions, can be found in IRS Publication 590, entitled "Individual Retirement Arrangements (IRAs)," which is generally updated annually.

The Rollover IRA Certificate has been approved by the IRS as to form for use as an IRA. This IRS approval is a determination only as to the form of the annuity and does not represent a determination of the merits of the annuity as an investment, and may not address certain features under the Certificates.

Cancellation

You can cancel a Certificate issued as an IRA by following the directions in
Part 3 under "Free Look Period." Since there may be adverse tax consequences if a Certificate is cancelled (and because we are required to report to the IRS certain distributions from cancelled IRAs), you should consult with a tax adviser before making any such decision. If you cancel this Certificate, you may establish a new individual retirement arrangement if at the time you meet the requirements for establishing an individual retirement arrangement.

Contributions to IRAs

Individuals may make three different types of contributions to purchase an IRA, or as later additions to an existing IRA: "regular" contributions out of earnings, tax-free "rollover" contributions from tax-qualified plans, or direct custodian-to-custodian transfers from other individual retirement arrangements ("direct transfers").

The initial contribution to the Certificate must be either a rollover or a direct custodian-to-custodian transfer. See "Tax-Free Transfers and Rollovers," discussed below. Any subsequent contributions you make may be any of rollovers, direct transfers or "regular" IRA contributions. See "Contributions Under the Certificates" in Part 3. The immediately following discussion relates to "regular" IRA contributions. For the reasons noted in "Tax-Free Transfers and Rollovers" below, you should consult with your tax adviser before making any subsequent contributions to an IRA which is intended to serve as a "conduit" IRA.

Generally, $2,000 is the maximum amount of deductible and nondeductible contributions which may be made to all IRAs by an individual in any taxable year. The above limit may be less when the individual's earnings are below $2,000. This limit does not apply to rollover contributions or direct custodian-to-custodian transfers into an IRA.

The amount of IRA contributions for a tax year that an individual can deduct depends on whether the individual (or the individual's spouse, if a joint return is filed) is covered by an employer-sponsored tax-favored retirement plan. If the individual's spouse does not work or elects to be treated as having no compensation, the individual and the individual's spouse may contribute up to $4,000 to individual retirement arrangements (but no more than $2,000 to any one individual retirement arrangement). The non-working spouse owns his or her individual retirement arrangements, even if the working spouse makes contributions to purchase the spousal individual retirement arrangements.

If neither the individual nor the individual's spouse is covered during any part of the taxable year by an employer-sponsored tax-favored retirement plan (including a qualified plan, a tax sheltered account or annuity under Section 403(b) of the Code (TSA) or a simplified employee pension plan), then regardless of adjusted gross income (AGI), each working spouse may make deductible contributions to an IRA for each tax year (MAXIMUM PERMISSIBLE DOLLAR DEDUCTION) up to the lesser of $2,000 or 100% of compensation. In certain cases, individuals covered by a tax-favored retirement plan include persons eligible to participate in the plan although not actually participating. Whether or not a person is covered by a retirement plan will be reported on an employee's Form W-2.

If the individual is single and covered by a retirement plan during any part of the taxable year, the deduction for IRA contributions phases out with AGI between $25,000 and $35,000. If the individual is married and files a joint return, and either the individual or the spouse is covered by a tax-favored retirement plan during any part of the taxable year, the deduction for IRA contributions phases out with AGI between $40,000 and $50,000. If the individual is married, files a separate return and is covered by a tax-favored retirement plan during any part of the taxable year, the deduction for IRA contributions phases out with AGI between $0 and $10,000. Married individuals filing separate returns must take into account the retirement plan coverage of the other spouse, unless the couple has lived apart for the entire taxable year. If AGI is below the phase-out range, an individual is entitled to the Maximum Permissible Dollar Deduction. In computing the partial deduction for IRA contributions the individual must round the amount of the deduction to the nearest $10. The permissible deduction for IRA contributions is a minimum of $200 if AGI is less than the amount at which the deduction entirely phases out.

If the individual (or the individual's spouse, unless the couple has lived apart the entire taxable year and their filing status is married, filing separately) is covered by a tax-favored retirement plan, the deduction for IRA contributions must be computed using one of two methods. Under the first method, the individual determines AGI and subtracts $25,000 if the individual is a single person, $40,000 if the individual is married and files a joint return with the spouse, or $0 if the individual is married and files a separate return. The resulting amount is the individual's Excess AGI. The individual then determines the limit on the deduction for IRA contributions using the following formula:

                              Maximum             Adjusted
$10,000-Excess AGI           Permissible           Dollar
------------------     X       Dollar       =    Deduction
     $10,000                 Deduction              Limit

Under the second method, the individual determines his or her Excess AGI and then refers to the table in Appendix IV originally prepared by the IRS to determine the deduction.

Contributions may be made for a tax year until the deadline for filing a Federal income tax return for that tax year (without extensions). No contributions are allowed for the tax year in which an individual attains age 70 1/2 or any tax year after that. A working spouse age 70 1/2 or over, however, can contribute up to the lesser of $2,000 or 100% of "earned income" to a spousal individual retirement arrangement for a non-working spouse until the year in which the non-working spouse reaches age 70 1/2.

An individual not eligible to deduct part or all of the IRA contribution may still make nondeductible contributions on which earnings will accumulate on a tax-deferred basis. The deductible and nondeductible contributions to the individual's IRA (or the nonworking spouse's IRA) may not, however, together exceed the maximum $2,000 per person limit. See "Excess Contributions" below. Individuals must keep their own records of deductible and nondeductible contributions in order to prevent double taxation on the distribution of previously taxed amounts. See "Distributions from IRA Certificates" below.

An individual making nondeductible contributions in any taxable year, or any individual who has made nondeductible contributions to an IRA in prior years and is receiving amounts from any IRA must file the required information with the IRS. Moreover, individuals making nondeductible IRA contributions must retain all income tax returns and records pertaining to such contributions until interests in all IRAs are fully distributed.

Excess Contributions

Excess contributions to an IRA are subject to a 6% excise tax for the year in which made and for each year thereafter until withdrawn. In the case of "regular" IRA contributions any contribution in excess of the lesser of $2,000 or 100% of compensation or earned income is an "excess contribution," (without regard to the deductibility or nondeductibility of IRA contributions under this limit). Also, any "regular" contributions made after you reach age 70 1/2 are excess contributions. In the case of rollover IRA contributions, excess contributions are amounts which are not eligible to be rolled over (for example, after tax contributions to a qualified plan or minimum distributions required to be made after age 70 1/2). An excess contribution (rollover or "regular") which is withdrawn, however, before the time for filing the individual's Federal income tax return for the tax year (including extensions) is not includable in income and therefore is not subject to the 10% penalty tax on early distributions (discussed below under "Penalty Tax on Early Distributions"), provided any earnings attributable to the excess contribution are also withdrawn and no tax deduction is taken for the excess contribution. The withdrawn earnings on the excess contribution, however, would be includable in the individual's gross income and would be subject to the 10% penalty tax. If excess contributions are not withdrawn before the time for filing the individual's Federal income tax return for the year (including extensions), "regular" contributions may still be withdrawn after that time if the IRA contribution for the tax year did not exceed $2,000 and no tax deduction was taken for the excess contribution; in that event, the excess contribution would not be includable in gross income and would not be subject to the 10% penalty tax. Lastly, excess "regular" contributions may also be removed by underutilizing the allowable contribution limits for a later year.

If excess rollover contributions are not withdrawn before the time for filing the individual's Federal tax return for the year (including extensions) and the excess contribution occurred as a result of incorrect information provided by the plan, any such excess amount can be withdrawn if no tax deduction was taken for the excess contribution. As above, excess rollover contributions withdrawn under those circumstances would not be includable in gross income and would not be subject to the 10% penalty tax.

Tax-Free Transfers and Rollovers

Rollover contributions may be made to an IRA from these sources: (i) qualified plans, (ii) TSAs (including 403(b)(7) custodial accounts) and (iii) other individual retirement arrangements.

The rollover amount must be transferred to the Certificate either as a direct rollover of an "eligible rollover distribution" (described below) or as a rollover by the individual plan participant or owner of the individual retirement arrangement. In the latter cases, the rollover must be made within 60 days of the date the proceeds from another individual retirement arrangement or an eligible rollover distribution from a qualified plan or TSA were received. Generally the taxable portion of any distribution from a qualified plan or TSA is an eligible rollover distribution and may be rolled over tax-free to an IRA unless the distribution is (i) a required minimum distribution under Section 401(a)(9) of the Code; or (ii) one of a series of substantially equal periodic payments made (not less frequently than annually) (a) for the life (or life expectancy) of the plan participant or the joint lives (or joint life expectancies) of the plan participant and his or her designated beneficiary, or (b) for a specified period of ten years or more.

Under some circumstances, amounts from a Certificate may be rolled over on a tax-free basis to a qualified plan. To get this "conduit" IRA treatment, the source of funds used to establish the IRA must be a rollover contribution from the qualified plan and the entire amount received from the IRA (including any earnings on the rollover contribution) must be rolled over into another qualified plan within 60 days of the date received. Similar rules apply in the case of a TSA. If you make a contribution to the Certificate which is from an eligible rollover distribution and you commingle such contribution with other contributions, you may not be able to roll over these eligible rollover distribution contributions and earnings to another qualified plan (or TSA, as the case may be) at a future date, unless the Code permits.

Under the conditions and limitations of the Code, an individual may elect for each IRA to make a tax-free rollover once every 12-month period among individual retirement arrangements (including rollovers from retirement bonds purchased before 1983). Custodian-to-custodian transfers are not rollovers and can be made more frequently than once a year.

The same tax-free treatment applies to amounts withdrawn from the Certificate and rolled over into other individual retirement arrangements unless the distribution was received under an inherited IRA. Tax-free rollovers are also available to the surviving spouse beneficiary of a deceased individual, or a spousal alternate payee of a qualified domestic relations order applicable to a qualified plan. In some cases, IRAs can be transferred on a tax-free basis between spouses or former spouses incidental to a judicial decree of divorce or separation.

Distributions from IRA Certificates

Income or gains on contributions under IRAs are not subject to Federal income tax until benefits are distributed to the individual. Distributions include withdrawals from your Certificate, surrender of your Certificate and annuity payments from your Certificate. Death benefits are also distributions. Except as discussed below, the amount of any distribution from an IRA is fully includable as ordinary income by the individual in gross income.

If the individual has made non-deductible IRA contributions, those contributions are recovered tax-free when distributions are received. The individual must keep records of all nondeductible contributions. At the end of each tax year in which the individual has received a distribution, the individual determines a ratio of the total nondeductible IRA contributions (less any amounts previously withdrawn tax-free) to the total account balances of all IRAs held by the individual at the end of the tax year (including rollover IRAs) plus all IRA distributions made during such tax year. The resulting ratio is then multiplied by all distributions from the IRA during that tax year to determine the nontaxable portion of each distribution.

In addition, a distribution (other than a required minimum distribution received after age 70 1/2) is not taxable if (1) the amount received is a return of excess contributions which are withdrawn, as described under "Excess Contributions" above, (2) the entire amount received is rolled over to another individual retirement arrangement (see "Tax-Free Transfers and Rollovers" above) or (3) in certain limited circumstances, where the IRA acts as a "conduit," the entire amount is paid into a qualified plan or TSA that permits rollover contributions.

Distributions from an IRA are not entitled to the special favorable five-year averaging method (or, in certain cases, favorable ten-year averaging and long-term capital gain treatment) available in certain cases to distributions from qualified plans.

Required Minimum Distributions

The minimum distribution rules require IRA owners to start taking annual distributions from their retirement plans by age 70 1/2. The distribution requirements are designed to provide for distribution of the owner's interest in the IRA over the owner's life expectancy. Whether the correct amount has been distributed is calculated on a year by year basis; there are no provisions in the Code to allow amounts taken in excess of the required amount to be carried over or carried back and credited to other years.

Generally, an individual must take the first required minimum distribution with respect to the calendar year in which the individual turns age 70 1/2. The individual has the choice to take the first required minimum distribution during the calendar year he or she turns age 70 1/2, or to delay taking it until the three month (January 1-April 1) period in the next calendar year. (Distributions must commence no later than the "Required Beginning Date," which is the April 1st of the calendar year following the calendar year in which the individual turns age 70 1/2.) If the individual chooses to delay taking the first annual minimum distribution, then the individual will have to take two minimum distributions in that year--the delayed one for the first year and the one actually for that year. Once minimum distributions begin, they must be made at some time every year.

There are two approaches to taking minimum distributions--"account based" or "annuity based"--and there are a number of distribution options in both of these categories. These choices are intended to give individuals a great deal of flexibility to provide for themselves and their families.

An account based minimum distribution approach may be a lump sum payment, or periodic withdrawals made over a period which does not extend beyond the individual's life expectancy or the joint life expectancies of the individual and a designated beneficiary. An annuity based approach involves application of the Annuity Account Value to an annuity for the life of the individual or the joint lives of the individual and a designated beneficiary, or for a period certain not extending beyond applicable life expectancies.

You should discuss with your tax adviser which minimum distribution options are best for your own personal situation. Individuals who are participants in more than one tax-favored retirement plan may be able to choose different distribution options for each plan.

Your required minimum distribution for any taxable year is calculated by taking into account the required minimum distribution from each of your individual retirement arrangements. The IRS, however, does not require that you make the required distribution from each individual retirement arrangement that you maintain. As long as the total amount distributed annually satisfies your overall minimum distribution requirement, you may choose to take your annual required distribution from any one or more individual retirement arrangements that you maintain.

An individual may recompute his or her minimum distribution amount each year based on the individual's current life expectancy as well as that of the spouse. No recomputation is permitted, however, for a beneficiary other than a spouse. If there is an insufficient distribution in any year, a 50% tax may be imposed on the amount by which the minimum required to be distributed exceeds the amount actually distributed. The penalty tax may be waived by the Secretary of the Treasury in certain limited circumstances. Failure to have distributions made as the Code and Treasury regulations require may result in disqualification of your IRA. See "Tax Penalty for Insufficient Distributions" below.

Except as described in the next sentence, if the individual dies after distribution in the form of an annuity has begun, or after the Required Beginning Date, payment of the remaining interest must be made at least as rapidly as under the method used prior to the individual's death. (The IRS has indicated that an exception to the rule that payment of the remaining interest must be made at least as rapidly as under the method used prior to the individual's death applies if the beneficiary of the IRA is the surviving spouse. In some circumstances, the surviving spouse may elect to "make the IRA his or her own" and halt distributions until he or she reaches age 70 1/2).

If an individual dies before the Required Beginning Date and before distributions in the form of an annuity begin, distributions of the individual's entire interest under the Certificate must be completed within five years after death, unless payments to a designated beneficiary begin within one year of the individual's death and are made over the beneficiary's life or over a period certain which does not extend beyond the beneficiary's life expectancy.

If the surviving spouse is the designated beneficiary, the spouse may delay the commencement of such payments up until the individual would have attained 70 1/2. In the alternative, a surviving spouse may elect to roll over the inherited IRA into the surviving spouse's own IRA.

Taxation of Death Benefits

Distributions received by a beneficiary are generally given the same tax treatment the individual would have received if distribution had been made to the individual.

If you elect to have your spouse be the sole primary beneficiary and to be the successor Annuitant and Certificate Owner, then your surviving spouse automatically becomes both the successor Certificate Owner and Annuitant, and no death benefit is payable until the surviving spouse's death.

Guaranteed Minimum Death Benefit

The Code provides that no part of an individual retirement account may be invested in life insurance contracts. Treasury Regulations provide that an individual retirement account may be invested in an annuity contract which provides a death benefit of the greater of premiums paid or the contract's cash value. Your Certificate provides a minimum death benefit guarantee that in certain circumstances may be greater than either of contributions made or the Annuity Account Value. Although there is no ruling regarding the type of minimum death benefit guarantee provided by the Certificate, Equitable Life believes that the Certificate's minimum death benefit guarantee should not adversely affect the qualification of the Certificate as an IRA. Nevertheless, it is possible that the IRS could disagree, or take the position that some portion of the charge in the Certificate for the minimum death benefit guarantee should be treated for Federal income tax purposes as a taxable partial withdrawal from the Certificate. If this were so, such a deemed withdrawal would also be subject to tax penalty for Certificate Owners under age 59 1/2.

Tax Considerations for the Assured Payment Option and APO Plus

Although the Life Contingent Annuity does not have a Cash Value, it will be assigned a value for tax purposes which will generally change each year. This value must be taken into account when determining the amount of required minimum distributions from your IRA even though the Life Contingent Annuity may not be providing a source of funds to satisfy such required minimum distribution. Accordingly, before you apply any IRA funds under the Assured Payment Option or APO Plus or terminate such Options, you should be aware of the tax considerations discussed below. Consult with your tax adviser to determine the impact of electing the Assured Payment Option and APO Plus in view of your own particular situation.

When funds have been allocated to the Life Contingent Annuity, you will generally be required to determine your required minimum distribution by annually recalculating your life expectancy. The Assured Payment Option and APO Plus will not be available if you have previously made a different election. Recalculation is no longer required once the only payments you or your spouse receive are under the Life Contingent Annuity.

If prior to the date payments are to start under the Life Contingent Annuity, you surrender your Certificate, or withdraw any remaining Annuity Account Value, it may be necessary for you to satisfy your required minimum distribution by accelerating the start date of payments for your Life Contingent Annuity, or to the extent available, take distributions from other IRA funds you may have. Alternatively you may convert your IRA Life Contingent Annuity under the IRA Rollover to a non-qualifed Life Contingent Annuity. This would be viewed as a distribution of the value of the Life Contingent Annuity from the IRA, and therefore, would be a taxable event. However, since the Life Contingent Annuity would no longer be part of an IRA, its value would not have to be taken into account in determining future required minimum distributions.

If you have elected a Joint and Survivor form of the Life Contingent Annuity, the joint Annuitant must be your spouse. You must determine your required minimum distribution by annually recalculating both your life expectancy and your spouse's life expectancy. The Assured Payment Option and APO Plus will not be available if you have previously made a different election. Recalculation is no longer required once the only payments you or your spouse receive are under the Life Contingent Annuity. The value of such an annuity will change in the event of your death or the death of your spouse. For this reason, it is important that we be informed if you or your spouse dies before the Life Contingent Annuity has started payments so that a lower valuation can be made. Otherwise a higher tax value may result in an overstatement of the amount that would be necessary to satisfy your required minimum distribution amount.

Allocations of funds to the Life Contingent Annuity may prevent the Certificate from later receiving "conduit" IRA treatment. See "Tax-Free Transfers and Rollovers" above.

Prohibited Transaction

An IRA may not be borrowed against or used as collateral for a loan or other obligation. If the IRA is borrowed against or used as collateral, its tax-favored status will be lost as of the first day of the tax year in which the event occurred. If this happens, the individual must include in Federal gross income for that year an amount equal to the fair market value of the IRA Certificate as of the first day of that tax year, less the amount of any nondeductible contributions not previously withdrawn. Also, the early distribution penalty tax of 10% will apply if the individual has not reached age 59 1/2 before the first day of that tax year. See "Penalty Tax on Early Distributions" below.

PENALTY TAX ON EARLY DISTRIBUTIONS

The taxable portion of IRA distributions will be subject to a 10% penalty tax unless the distribution is made (1) on or after your death, (2) because you have become disabled, (3) on or after the date when you reach age 59 1/2, or
(4) in accordance with the exception outlined below if you are under 59 1/2. Also not subject to penalty tax are IRA distributions used to pay certain extraordinary medical expenses or medical insurance premiums for defined unemployed individuals.

A payout over your life or life expectancy (or joint and survivor lives or life expectancies), which is part of a series of substantially equal periodic payments made at least annually, is also not subject to penalty tax. To permit you to meet this exception, Equitable Life has two options:
Substantially Equal Payment Withdrawals and the Assured Payment Option with level payments, both of which are described in Part 4. If you are a Rollover IRA Certificate Owner who will be under age 59 1/2 as of the date the first payment is expected to be received and you choose either option, Equitable Life will calculate the substantially equal annual payments under a method we will select based on guidelines issued by the IRS (currently contained in IRS Notice 89-25, Question and Answer 12). Although Substantially Equal Payment Withdrawals and Assured Payment Option level payments are not subject to the 10% penalty tax, they are taxable as discussed in "Distributions from IRA Certificates," above. Once Substantially Equal Payment Withdrawals or Assured Payment Option level payments begin, the distributions should not be stopped or changed until the later of your attaining age 59 1/2 or five years after the date of the first distribution, or the penalty tax, including an interest charge for the prior penalty avoidance, may apply to all prior distributions under this option. Also, it is possible that the IRS could view any additional withdrawal or payment you take from your Certificate as changing your pattern of Substantially Equal Payment Withdrawals or IRA Assured Payment Option payments for purposes of determining whether the penalty applies.

Where a taxpayer under age 59 1/2 purchases an individual retirement annuity contract calling for substantially equal periodic payments during a fixed period, continuing afterwards under a joint life contingent annuity with a reduced payment to the survivor (e.g., a joint and 50% to survivor), the question might be raised whether payments will not be substantially equal for the joint lives of the taxpayer and survivor, as the payments will be reduced at some point. In issuing our information returns, we code the substantially equal periodic payments from such a contract as eligible for an exception from the early distribution penalty. We believe that any change in payments to the survivor would come within the statutory provision covering change of payments on account of death. As there is no direct authority on this point, however, if you are under age 59 1/2, you should discuss this item with your own tax adviser when electing a reduced survivorship option.

TAX PENALTY FOR INSUFFICIENT
DISTRIBUTIONS

Failure to make required distributions discussed above in "Required Minimum Distributions" may cause the disqualification of the IRA. Disqualification may result in current taxation of your entire benefit. In addition a 50% penalty tax may be imposed on the difference between the required distribution amount and the amount actually distributed, if any.

We do not automatically make distributions from a Certificate before the Annuity Commencement Date unless a request has been made. It is your responsibility to comply with the minimum distribution rules. We will notify you when our records show that your age 70 1/2 is approaching. If you do not select a method, we will assume you are taking your minimum distribution from another IRA that you maintain. You should consult with your tax adviser concerning these rules and their proper application to your situation.

TAX PENALTY FOR EXCESS DISTRIBUTIONS
OR ACCUMULATION

A 15% excise tax is imposed on an individual's aggregate excess distributions from all tax-favored retirement plans. The excise tax is in addition to the ordinary income tax due, but is reduced by the amount (if any) of the early distribution penalty tax imposed by the Code. This tax is temporarily suspended for distributions to the individual for the years 1997, 1998 and 1999. However, the excise tax continues to apply for estate tax purposes. In certain cases the estate tax imposed on a deceased individual's estate will be increased if the accumulated value of the individual's interest in tax-favored retirement plans is excessive. The aggregate accumulations will be subject to excise tax in 1997 if they exceed the present value of a hypothetical life annuity paying $160,000 a year.

FEDERAL AND STATE INCOME TAX
WITHHOLDING

Equitable Life is required to withhold Federal income tax from IRA distributions, unless the recipient elects not to be subject to income tax withholding. The rate of withholding will depend on the type of distribution and, in certain cases, the amount of the distribution. Special withholding rules apply to foreign recipients and United States citizens residing outside the United States. If a recipient does not have sufficient income tax withheld or does not make sufficient estimated income tax payments, however, the recipient may incur penalties under the estimated income tax rules. Recipients should consult their tax advisers to determine whether they should elect out of withholding. Requests not to withhold Federal income tax must be made in writing prior to receiving benefits under the Certificate. Our Processing Office will provide forms for this purpose. No election out of withholding is valid unless the recipient provides us with the correct taxpayer identification number and a United States residence address.

Certain states have indicated that income tax withholding will apply to payments made from the Certificates to residents. In some states, a recipient may elect out of state withholding. Generally, an election out of Federal withholding will also be considered an election out of state withholding. If you need more information concerning a particular state or any required forms, call our Processing Office at the toll-free number and consult your tax adviser.

Periodic payments are generally subject to wage-bracket type withholding (as if such payments were payments of wages by an employer to an employee) unless the recipient elects no withholding. If a recipient does not elect out of withholding or does not specify the number of withholding exemptions, withholding will generally be made as if the recipient is married and claiming three withholding exemptions. There is an annual threshold of taxable income from periodic annuity payments which is exempt from withholding based on this assumption. For 1997, a recipient of periodic payments (e.g., monthly or annual payments) which total less than a $14,400 taxable amount will generally be exempt from Federal income tax withholding, unless the recipient specifies a different choice of withholding exemptions. A withholding election may be revoked at any time and remains effective until revoked. If a recipient fails to provide a correct taxpayer identification number, withholding is made as if the recipient is single with no exemptions.

A recipient of a non-periodic distribution (total or partial) will generally be subject to withholding at a flat 10% rate. A recipient who provides a United States residence address and a correct taxpayer identification number will generally be permitted to elect not to have tax withheld.

All recipients receiving periodic and non-periodic payments will be further notified of the withholding requirements and of their right to make withholding elections.

OTHER WITHHOLDING

As a general rule, if death benefits are payable to a person two or more generations younger than the Certificate Owner, a Federal generation skipping tax may be payable with respect to the benefit at rates similar to the maximum estate tax rate in effect at the time. The generation skipping tax provisions generally apply to transfers which would also be subject to the gift and estate tax rules. Individuals are generally allowed an aggregate generation skipping tax exemption of $1 million. Because these rules are complex, you should consult with your tax adviser for specific information, especially where benefits are passing to younger generations, as opposed to a spouse or child.

If we believe a benefit may be subject to generation skipping tax we may be required to withhold for such tax unless we receive acceptable written confirmation that no such tax is payable.

IMPACT OF TAXES TO EQUITABLE LIFE

The Certificates provide that Equitable Life may charge the Separate Account for taxes. Equitable Life can set up reserves for such taxes.

TRANSFERS AMONG INVESTMENT OPTIONS

Transfers among the Investment Funds or between the Guaranteed Period Account and one or more Investment Funds are not taxable.

TAX CHANGES

The United States Congress has in the past considered and may in the future consider proposals for legislation that, if enacted, could change the tax treatment of annuities and individual retirement arrangements. In addition, the Treasury Department may amend existing regulations, issue new regulations, or adopt new interpretations of existing laws. State tax laws or, if you are not a United States resident, foreign tax laws, may affect the tax consequences to you or the beneficiary. These laws may change from time to time without notice and, as a result, the tax consequences may be altered. There is no way of predicting whether, when or in what form any such change would be adopted.

Any such change could have retroactive effects regardless of the date of enactment. We suggest you consult your legal or tax adviser.

-------------------------------------------------------------------------------

                        PART 8: INDEPENDENT ACCOUNTANTS

-------------------------------------------------------------------------------

The consolidated financial statements and consolidated financial statement schedules of Equitable Life at December 31, 1996 and 1995 and for each of the three years in the period ended December 31, 1996 included in Equitable Life's Annual Report on Form 10-K, incorporated by reference in the prospectus, have been examined by Price Waterhouse LLP, independent accountants, whose reports thereon are incorporated herein by reference. Such consolidated financial statements and consolidated financial statement schedules have been incorporated herein by reference in reliance upon the reports of Price Waterhouse LLP given upon their authority as experts in accounting and auditing.

-------------------------------------------------------------------------------

                        PART 9: INVESTMENT PERFORMANCE

-------------------------------------------------------------------------------

This Part presents performance data for each of the Investment Funds included in the tables below. The performance data were calculated by two methods. The first method presented in the tables under "Standardized Performance Data," reflects all applicable fees and charges, including the Combined Guaranteed Minimum Death Benefit and Guaranteed Minimum Income Benefit Charge, but not the charge for tax such as premium taxes.

The second method presented in the tables under "Rate of Return Data for Investment Funds," also reflects all applicable fees and charges, but does not reflect the withdrawal charge, the Combined Guaranteed Minimum Death Benefit and Guaranteed Minimum Income Benefit Charge, or the charge for tax such as premium taxes. These additional charges would effectively reduce the rates of return credited to a particular Certificate.

HR Trust Portfolios

The performance data shown below for the Investment Funds investing in Class IB shares or HR Trust Portfolios (other than the Alliance Small Cap Growth Portfolio which commenced operations on May 1, 1997) are based on the actual investment results of the Portfolios and have been adjusted for the fees and charges applicable under the Certificates. However, the investment results for the Alliance Growth & Income, Alliance International, Alliance Conservative Investors and Alliance Intermediate Government Securities Portfolios (under which Class IB shares were not available prior to the date of this prospectus) and for the other Portfolios prior to October 1996, when Class IB shares were not available under such Portfolios, do not reflect 12b-1 fees, which would effectively reduce such investment performance.

The performance data for the Alliance Money Market and Alliance Common Stock Investment Funds that invest in corresponding HR Trust Portfolios, for periods prior to March 22, 1985, reflect the investment results of two open-end management separate accounts (the "predecessor separate accounts") which were reorganized in unit investment trust form. The "Since Inception" figures for these Investment Funds are based on the date of inception of the predecessor separate accounts. These performance data have been adjusted to reflect the maximum investment advisory fee payable for the corresponding Portfolio of HR Trust, as well as an assumed charge of 0.06% for direct operating expenses.

EQ Trust Portfolios

The Investment Funds of the Separate Account that invest in Class IB shares of Portfolios of EQ Trust have only recently been established and no Certificates funded by those Investment Funds have been issued as of the date of this Prospectus. EQ Trust commenced operations on May 1, 1997. Therefore, no actual historical performance data for any of these Portfolios are available. In this connection, see the discussion immediately following the tables below.

See "Part 2: The Guaranteed Period Account" for information on the Guaranteed Period Account.

STANDARDIZED PERFORMANCE DATA

The standardized performance data in the following tables illustrate the average annual total return of the Investment Funds over the periods shown, assuming a single initial contribution of $1,000 and the surrender of the Certificate at the end of each period. These tables (which reflect the first calculation method described above) are prepared in a manner prescribed by the SEC for use when we advertise the performance of the Separate Account. An Investment Fund's average annual total return is the annual rate of growth of the Investment Fund that would be necessary to achieve the ending value of a contribution kept in the Investment Fund for the period specified.

Each calculation assumes that the $1,000 contribution was allocated to only one Investment Fund, no transfers or subsequent contributions were made and no amounts were allocated to any other Investment Option under the Certificate.

In order to calculate annualized rates of return, we divide the Cash Value of a Certificate which is surrendered on December 31, 1996 by the $1,000 contribution made at the beginning of each period illustrated. The result of that calculation is the total growth rate for the period. Then we annualize that growth rate to obtain the average annual percentage increase (decrease) during the period shown. When we "annualize," we assume that a single rate of return applied each year during the period will produce the ending value, taking into account the effect of compounding.

                         STANDARDIZED PERFORMANCE DATA
         AVERAGE ANNUAL TOTAL RETURN UNDER A CERTIFICATE SURRENDERED ON
                               DECEMBER 31, 1996*

                                                  LENGTH OF INVESTMENT PERIOD
                                         -----------------------------------------------
               INVESTMENT                  ONE     THREE   FIVE     TEN        SINCE
                  FUND                    YEAR     YEARS   YEARS   YEARS    INCEPTION**
                  ----                    ----     -----   -----   -----    -----------
HR TRUST
--------
Alliance Conservative Investors           (3.01)%   3.61%   5.20%     --        6.60%
Alliance Growth Investors                  4.24     8.24    8.65      --       12.44
Alliance Growth & Income                  11.70    11.01      --      --        8.04
Alliance Common Stock                     15.76    14.24   13.64   14.14%      13.57
Alliance Global                            6.20     9.72   11.42      --        9.26
Alliance International                     1.54       --      --      --       13.25
Alliance Aggressive Stock                 13.71    12.66    9.70   16.91       18.36
Alliance Money Market                     (2.95)    1.89    2.15    4.23        5.43
Alliance Intermediate Govt. Securities    (4.43)    0.85    3.47      --        4.85
Alliance High Yield                       14.39     9.69   12.59      --        9.69
Alliance Equity Index                     13.97       --      --      --       16.23

--------------
See footnotes below.

The table below illustrates the growth of an assumed investment of $1,000, with fees and charges deducted on the standardized basis described above for the first method of calculation.

                         STANDARDIZED PERFORMANCE DATA
     GROWTH OF $1,000 UNDER A CERTIFICATE SURRENDERED ON DECEMBER 31, 1996*

                                                  LENGTH OF INVESTMENT PERIOD
                                        ------------------------------------------------
               INVESTMENT                 ONE    THREE     FIVE     TEN        SINCE
                  FUND                   YEAR    YEARS    YEARS    YEARS    INCEPTION**
                  ----                   ----    -----    -----    -----    -----------
HR TRUST
--------
Alliance Conservative Investors         $  970   $1,112   $1,288       --     $ 1,668
Alliance Growth Investors                1,042    1,268    1,514       --       2,555
Alliance Growth & Income                 1,117    1,368       --       --       1,362
Alliance Common Stock                    1,158    1,491    1,895   $3,752      14,485
Alliance Global                          1,062    1,321    1,717       --       2,424
Alliance International                   1,015       --       --       --       1,132
Alliance Aggressive Stock                1,137    1,430    1,589    4,770       6,388
Alliance Money Market                      971    1,058    1,112    1,514       2,332
Alliance Intermediate Govt. Securities     956    1,026    1,186       --       1,328
Alliance High Yield                      1,144    1,320    1,809       --       2,522
Alliance Equity Index                    1,140       --       --       --       1,570

--------------
 * For all the Investment Funds shown other than the Alliance Equity Index, the tables reflect the withdrawal charge and charges under a Certificate with the 0.45% Combined Guaranteed Minimum Death Benefit and Guaranteed Minimum Income Benefit Charge. The values shown for the Alliance Equity Index Fund reflect the withdrawal charge and charges under a Certificate with the 0.20% Guaranteed Minimum Death Benefit Only Benefit Charge.

** The "Since Inception" dates for the Portfolios of HR Trust are as follows: Alliance Conservative Investors (October 2, 1989); Alliance Growth Investors (October 2, 1989); Alliance Growth & Income (October 1,
    1993); Alliance Common Stock (January 13, 1976); Alliance Global (August 27, 1987); Alliance International (April 3, 1995); Alliance Aggressive Stock (January 27, 1986); Alliance Money Market (July 13, 1981); Alliance Intermediate Government Securities (April 1, 1991); Alliance High Yield (January 2, 1987); and Alliance Equity Index (March 1, 1994).

Additional investment performance information appears in the attached HR Trust and EQ Trust prospectuses.

The Alliance Small Cap Growth Portfolio of HR Trust commenced operations on May 1, 1997. Therefore, no actual historical performance data are available. However, historical performance of a composite of six other advisory accounts managed by Alliance is described in the attached HR Trust prospectus. According to that prospectus, these accounts have substantially the same investment objectives and policies, and are managed in accordance with essentially the same investment strategies and techniques, as those of the Alliance Small Cap Growth Portfolio. It should be noted that these accounts are not subject to certain of the requirements and re-strictions to which the Alliance Small Cap Growth Portfolio is subject and that they are managed for tax exempt clients of Alliance. The investment performance information included in the HR Trust prospectus for all Portfolios other than the Alliance Small Cap Growth Portfolio is based on actual historical performance.

The investment performance data for HR Trust's Alliance Small Cap Growth Portfolio and for each of the Portfolios of EQ Trust, contained in the HR Trust and the EQ Trust prospectuses, are provided by those prospectuses to illustrate the past performance of each respective Portfolio adviser in managing substantially similar investment vehicles as measured against specified market indices and do not represent the past or future performance of any Portfolio. None of the performance data contained in the HR Trust and EQ Trust prospectuses reflects fees and charges imposed under your Certificate, which fees and charges would reduce such performance figures. Therefore, the performance data for each of the Portfolios described in the EQ Trust prospectus and for the Alliance Small Cap Growth Portfolio in the HR Trust propsectus may be of limited use and are not intended to be a substitute for actual performance of the corresponding Portfolios, nor are such results an estimate or guarantee of future performance for these Portfolios.

RATE OF RETURN DATA FOR INVESTMENT FUNDS

The following tables (which reflect the second calculation method described above) provide you with information on rates of return on an annualized, cumulative and year-by-year basis.

All rates of return presented are time-weighted and include reinvestment of investment income, including interest and dividends. Cumulative rates of return reflect performance over a stated period of time. Annualized rates of return represent the annual rate of growth that would have produced the same cumulative return, if performance had been constant over the entire period.

BENCHMARKS

Market indices are not subject to any charges for investment advisory fees, brokerage commission or other operating expenses typically associated with a managed portfolio. Nor do they reflect other charges such as the mortality and expense risks charge and the administration charge or any withdrawal charge under the Certificates. Comparisons with these benchmarks, therefore, are of limited use. We include them because they are widely known and may help you to understand the universe of securities from which each Portfolio is likely to select its holdings. Benchmark data reflect the reinvestment of dividend income.

PORTFOLIO INCEPTION DATES AND COMPARATIVE BENCHMARKS:

ALLIANCE CONSERVATIVE INVESTORS: October 2, 1989; 70% Lehman Treasury Bond Composite Index and 30% Standard & Poor's 500 Index.

ALLIANCE GROWTH INVESTORS: October 2, 1989; 30% Lehman Government/Corporate Bond Index and 70% Standard & Poor's 500 Index.

ALLIANCE GROWTH & INCOME: October 1, 1993; 75% Standard & Poor's 500 Index and 25% Value Line Convertible Index.

ALLIANCE COMMON STOCK: January 13, 1976; Standard & Poor's 500 Index.

ALLIANCE GLOBAL: August 27, 1987; Morgan Stanley Capital International World Index.

ALLIANCE INTERNATIONAL: April 3, 1995; Morgan Stanley Capital International Europe, Australia, Far East Index.

ALLIANCE AGGRESSIVE STOCK: January 27, 1986; 50% Standard & Poor's Mid-Cap Total Return Index and 50% Russell 2000 Small Stock Index.

ALLIANCE MONEY MARKET: July 13, 1981; Salomon Brothers Three-Month T-Bill
Index.

ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES: April 1, 1991; Lehman Intermediate Government Bond Index.

ALLIANCE HIGH YIELD: January 2, 1987; Merrill Lynch Master High Yield.

ALLIANCE EQUITY INDEX FUND: March 1, 1994; Standard & Poor's 500 Index.

The Lipper Variable Insurance Products Performance Analysis Survey (Lipper) records the performance of a large group of variable annuity products, including managed separate accounts of insurance companies. According to Lipper Analytical Services, Inc., the data are presented net of investment management fees, direct operating expenses and asset-based charges applicable under annuity contracts. Lipper data provide a more accurate picture than market benchmarks of the Rollover IRA performance relative to other variable annuity products.

ANNUALIZED RATES OF RETURN FOR PERIODS ENDED DECEMBER 31, 1996:*

                                                                                            SINCE
                            1 YEAR   3 YEARS   5 YEARS   10 YEARS   15 YEARS   20 YEARS   INCEPTION
                            ------   -------   -------   --------   --------   --------   ---------
ALLIANCE CONSERVATIVE
 INVESTORS                    3.99%     5.47%     6.08%      --         --         --         7.77%
 Lipper Income                8.95      8.91      9.55       --         --         --         9.55
 Benchmark                    8.78     10.14      9.64       --         --         --        10.42

ALLIANCE GROWTH INVESTORS    11.24      9.98      9.47       --         --         --        14.22
 Lipper Flexible Portfolio   12.51      9.26      9.30       --         --         --         9.99
 Benchmark                   16.94     15.84     13.02       --         --         --        12.73

ALLIANCE GROWTH & INCOME     18.70     12.69       --        --         --         --        11.47
 Lipper Growth & Income      19.96     15.39       --        --         --         --        14.78
 Benchmark                   21.28     17.93       --        --         --         --        17.24

ALLIANCE COMMON STOCK        22.76     15.85     14.38     14.48%     15.16%     14.16%      13.90
  Lipper Growth              18.78     14.80     12.39     13.08      14.04      13.60       13.42
  Benchmark                  22.96     19.66     15.20     15.28      16.79      14.55       14.63

ALLIANCE GLOBAL              13.20     11.42     12.18       --         --         --        10.42
 Lipper Global               17.89      8.49     10.29       --         --         --         3.65
 Benchmark                   13.48     12.91     10.82       --         --         --         7.44

ALLIANCE INTERNATIONAL        8.54       --        --        --         --         --        10.90
 Lipper International        13.36       --        --        --         --         --        14.33
 Benchmark                    6.05       --        --        --         --         --         8.74

ALLIANCE AGGRESSIVE STOCK    20.71     14.31     10.53     17.23        --         --        18.79
 Lipper Small Company
   Growth                    16.55     12.70     17.53     16.29        --         --        16.47
 Benchmark                   17.85     14.14     14.80     14.29        --         --        13.98

ALLIANCE MONEY MARKET         4.05      3.80      3.11      4.68       5.87        --         6.07
 Lipper Money Market          3.82      3.60      2.93      4.52       5.72        --         5.89
 Benchmark                    5.25      5.07      4.37      5.67       6.72        --         6.97

ALLIANCE INTERMEDIATE
 GOVERNMENT  SECURITIES       2.57      2.80      4.38       --         --         --         5.75
  Lipper Gen. U.S.
    Government                1.57      3.99      5.21       --         --         --         6.76
  Benchmark                   4.06      5.37      6.23       --         --         --         7.43

ALLIANCE HIGH YIELD          21.39     11.41     13.32       --         --         --        10.13
  Lipper High Yield          12.46      7.93     11.47       --         --         --         9.13
  Benchmark                  11.06      9.59     12.76       --         --         --        11.24

ALLIANCE EQUITY INDEX        20.97       --        --        --         --         --        18.92
   Lipper S&P Index          21.10       --        --        --         --         --        18.87
   Benchmark                 22.96       --        --        --         --         --        20.90

CUMULATIVE RATES OF RETURN FOR PERIODS ENDED DECEMBER 31, 1996:*

                                                                                             SINCE
                            1 YEAR   3 YEARS   5 YEARS   10 YEARS   15 YEARS   20 YEARS    INCEPTION
                            ------   -------   -------   --------   --------   --------    ---------
ALLIANCE CONSERVATIVE
 INVESTORS                    3.99%    17.34%    34.32%      --         --         --          72.02%
 Lipper Income                8.95     29.47     58.37       --         --         --          94.21
 Benchmark                    8.78     33.60     58.40       --         --         --         105.23

ALLIANCE GROWTH INVESTORS    11.24     33.03     57.18       --         --         --         162.01
 Lipper Flexible Portfolio   12.51     30.84     56.65       --         --         --         100.79
 Benchmark                   16.94     55.46     84.42       --         --         --         138.49

ALLIANCE GROWTH & INCOME     18.70     43.09      --         --         --         --          42.30
 Lipper Growth & Income      19.96     53.82      --         --         --         --          56.73
 Benchmark                   21.28     63.99      --         --         --         --          67.75

ALLIANCE COMMON STOCK        22.76     55.49     95.76     286.77%    731.08%   1,313.81%   1,429.67
 Lipper Growth               18.78     51.65     80.51     243.70     627.03    1,185.21    1,298.19
 Benchmark                   22.96     71.34    102.85     314.34     925.25    1,416.26    1,655.74

ALLIANCE GLOBAL              13.20     38.31     77.66       --         --         --         152.53
 Lipper Global               17.89     28.45     63.87       --         --         --          39.73
 Benchmark                   13.48     43.95     67.12       --         --         --          95.62

ALLIANCE INTERNATIONAL        8.54       --       --         --         --         --          19.76
 Lipper International        13.36       --       --         --         --         --          26.53
 Benchmark                    6.05       --       --         --         --         --          15.78

ALLIANCE AGGRESSIVE STOCK    20.71     49.35     64.99     390.16       --         --         556.01
 Lipper Small Company
  Growth                     16.55     43.42    142.70     352.31       --         --         428.32
 Benchmark                   17.85     48.69     99.38     280.32       --         --         318.19

ALLIANCE MONEY MARKET         4.05     11.83     16.52      57.94     135.33       --         148.77
  Lipper Money Market         3.82     11.18     15.58      55.73     130.46       --         141.99
  Benchmark                   5.25     15.99     23.86      73.61     165.31       --         184.26

ALLIANCE INTERMEDIATE
 GOVERNMENT
 SECURITIES                   2.57      8.63     23.89       --         --         --          37.89
  Lipper Gen. U.S.
    Government                1.57     12.45     28.92       --         --         --          45.71
  Benchmark                   4.06     16.98     35.30       --         --         --          51.07

ALLIANCE HIGH YIELD          21.39     38.28     86.89       --         --         --         162.22
  Lipper High Yield          12.46     25.77     72.39       --         --         --         142.30
  Benchmark                  11.06     31.63     82.29       --         --         --         190.43

ALLIANCE EQUITY INDEX        20.97       --       --         --         --         --          63.39
   Lipper S&P Index          21.10                                                             63.19
   Benchmark                 22.96                                                             71.28

YEAR-BY-YEAR RATES OF RETURN*

                    1984      1985     1986     1987      1988    1989
                    ----      ----     ----     ----      ----    ----
ALLIANCE
 CONSERVATIVE
 INVESTORS            --       --       --        --       --     2.79%
ALLIANCE GROWTH
 INVESTORS            --       --       --        --       --     3.53
ALLIANCE GROWTH
 & INCOME             --       --       --        --       --       --
ALLIANCE COMMON
 STOCK**           (3.09)%  31.90%   16.02%     6.21%   21.03%   24.16
ALLIANCE GLOBAL       --       --       --    (13.62)    9.61    25.29
ALLIANCE
 INTERNATIONAL        --       --       --        --       --       --
ALLIANCE
 AGGRESSIVE
 STOCK                --       --    33.83      6.06    (0.03)   41.86
ALLIANCE MONEY
 MARKET**           9.59     7.22     5.39      5.41     6.09     7.93
ALLIANCE
 INTERMEDIATE
 GOVERNMENT
 SECURITIES           --       --       --        --       --       --
ALLIANCE HIGH
 YIELD                --       --       --      3.49     8.48     3.93
ALLIANCE EQUITY
 INDEX                --       --       --        --       --       --

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                   1990     1991     1992     1993     1994      1995    1996
                   ----     ----     ----     ----     ----      ----    ----
ALLIANCE
 CONSERVATIVE
 INVESTORS         5.14%   18.51%    4.50%    9.54%    (5.20)%  19.02%    3.99%
ALLIANCE GROWTH
 INVESTORS         9.39    47.19     3.69    13.95     (4.27)   24.92    11.24
ALLIANCE GROWTH
 & INCOME            --       --       --    (0.55)    (1.72)   22.65    18.70
ALLIANCE COMMON
 STOCK**          (9.17)   36.30     2.03    23.29     (3.26)   30.93    22.76
ALLIANCE GLOBAL   (7.15)   29.06    (1.65)   30.60      4.02    17.45    13.20
ALLIANCE
 INTERNATIONAL       --       --       --       --        --    10.34     8.54
ALLIANCE
 AGGRESSIVE
 STOCK             6.92    84.73    (4.28)   15.41     (4.92)   30.13    20.71
ALLIANCE MONEY
 MARKET**          6.99     4.97     2.37     1.78      2.82     4.53     4.05
ALLIANCE
 INTERMEDIATE
 GOVERNMENT
 SECURITIES          --    11.30     4.38     9.27     (5.47)   12.03     2.57
ALLIANCE HIGH
 YIELD            (2.26)   23.03    11.02    21.74     (3.90)   18.54    21.39
ALLIANCE EQUITY
 INDEX               --       --       --       --      0.11    34.92    20.97

--------------
  * Returns do not reflect the withdrawal charge, the Combined Guaranteed Minimum Death Benefit and Guaranteed Minimum Income Benefit Charge and any charge for tax such as premium taxes.

 **    Prior to 1984 the Year-by-Year Rates of Return were:   1976    1977    1978    1979    1980    1981    1982    1983
                                                              ----    ----    ----    ----    ----    ----    ----    ----
        ALLIANCE COMMON STOCK                                 8.20% (10.28)%  6.99%  28.35%  48.39%  (6.94)% 16.22%  24.67%
        ALLIANCE MONEY MARKET                                   --      --      --      --      --    5.71   11.72    7.70

COMMUNICATING PERFORMANCE DATA

In reports or other communications or in advertising material, we may describe general economic and market conditions affecting the Separate Account and each respective trust and may present the performance of the Investment Funds or compare it with (1) that of other insurance company separate accounts or mutual funds included in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., VARDS or similar investment services that monitor the performance of insurance company separate accounts or mutual funds, (2) other appropriate indices of investment securities and averages for peer universes of funds which are shown under "Benchmarks" and "Portfolio Inception Dates and Comparative Benchmarks" in this Part 9, or (3) data developed by us derived from such indices or averages. The Morningstar Variable Annuity/Life Report consists of nearly 700 variable life and annuity funds, all of which report their data net of investment management fees, direct operating expenses and separate account charges. VARDS is a monthly reporting service that monitors approximately 760 variable life and variable annuity funds on performance and account information. Advertisements or other communications furnished to present or prospective Certificate Owners may also include evaluations of an Investment Fund or Portfolio by financial publications that are nationally recognized such as Barron's, Morningstar's Variable Annuity Sourcebook, Business Week, Chicago Tribune, Forbes, Fortune, Institutional Investor, Investment Adviser, Investment Dealer's Digest, Investment Management Weekly, Los Angeles Times, Money, Money Management Letter, Kiplinger's Personal Finance, Financial Planning, National Underwriter, Pension & Investments, USA Today, Investor's Daily, The New York Times, and The Wall Street Journal.

ALLIANCE MONEY MARKET FUND AND ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES FUND YIELD INFORMATION

The current yield and effective yield of the Alliance Money Market Fund and Alliance Intermediate Government Securities Fund may appear in reports and promotional material to current or prospective Certificate Owners.

Alliance Money Market Fund

Current yield for the Alliance Money Market Fund will be based on net changes in a hypothetical investment over a given seven-day period, exclusive of capital changes, and then "annualized" (assuming that the same seven-day result would occur each week for 52 weeks). "Effective yield" is calculated in a manner similar to that used to calculate current yield, but when annualized, any income earned by the investment is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because any earnings are compounded weekly. Alliance Money Market Fund yields and effective yields assume the deduction of all Certificate charges and expenses other than the withdrawal charge, Combined Guaranteed Minimum Death Benefit and Guaranteed Minimum Income Benefit Charge and any charge for tax such as premium tax. The effective yields for the Alliance Money Market Fund when used for the Special Dollar Cost Averaging program assume no Certificate charges are deducted. See "Part 5: Alliance Money Market Fund and Alliance Intermediate Government Securities Fund Yield Information" in the SAI.

Alliance Intermediate Government Securities Fund

Current yield for the Alliance Intermediate Government Securities Fund will be based on net changes in a hypothetical investment over a given 30-day period, exclusive of capital changes, and then "annualized" (assuming that the same 30-day result would occur each month for 12 months). "Effective yield" is calculated in a manner similar to that used to calculate current yield, but when annualized, any income earned by the investment is assumed to be reinvested. The "effective yield" will be higher than the "current yield" because any earnings are compounded monthly.

Alliance Intermediate Government Securities Fund yields and effective yields assume the deduction of all Certificate charges and expenses other than the withdrawal charge, Combined Guaranteed Minimum Death Benefit and Guaranteed Minimum Income Benefit Charge and any charge for tax such as premium tax. See "Part 5: Alliance Money Market Fund and Alliance Intermediate Government Securities Fund Yield Information" in the SAI.

                  APPENDIX I: MARKET VALUE ADJUSTMENT EXAMPLE
-------------------------------------------------------------------------------

The example below shows how the market value adjustment would be determined and how it would be applied to a withdrawal, assuming that $100,000 were allocated on February 15, 1998 to a Guarantee Period with an Expiration Date of February 15, 2007 at a Guaranteed Rate of 7.00% resulting in a Maturity Value at the Expiration Date of $183,846, and further assuming that a withdrawal of $50,000 were made on February 15, 2002.

                                                              ASSUMED
                                              GUARANTEED RATE ON FEBRUARY 15, 2002
                                             --------------------------------------
                                                   5.00%                9.00%
                                                   -----                -----
As of February 15, 2002 (Before Withdrawal)
-------------------------------------------
(1) Present Value of Maturity Value, also
    Annuity Account Value...................      $144,048             $119,487
(2) Guaranteed Period Amount................       131,080              131,080
(3) Market Value Adjustment: (1)-(2) .......        12,968              (11,593)

On February 15, 2002 (After Withdrawal)
---------------------------------------
(4) Portion of (3) Associated
    with Withdrawal: (3) x [$50,000 / (1)] .      $  4,501             $ (4,851)
(5) Reduction in Guaranteed
    Period Amount: [$50,000-(4)]............        45,499               54,851
(6) Guaranteed Period Amount: (2)-(5) ......        85,581               76,229
(7) Maturity Value..........................       120,032              106,915
(8) Present Value of (7), also
    Annuity Account Value...................        94,048               69,487

You should note that under this example if a withdrawal is made when rates have increased (from 7.00% to 9.00% in the example), a portion of a negative market value adjustment is realized. On the other hand, if a withdrawal is made when rates have decreased (from 7.00% to 5.00% in the example), a portion of a positive market value adjustment is realized.

         APPENDIX II: DEATH BENEFIT FOR CERTIFICATES ISSUED IN NEW YORK
-------------------------------------------------------------------------------

The death benefit applicable to Certificates issued in New York is equal to the Annuity Account Value or, if greater, the Guaranteed Minimum Death Benefit.

GUARANTEED MINIMUM DEATH BENEFIT

On the Contract Date, the Guaranteed Minimum Death Benefit is equal to the initial contribution. Thereafter, the Guaranteed Minimum Death Benefit is reset through age 80, to the Annuity Account Value on a Contract Date anniversary if higher than the then current Guaranteed Minimum Death Benefit, and is adjusted for any subsequent contributions and withdrawals. In no event will the Guaranteed Minimum Death Benefit at your death be less than the Annuity Account Value in the Investment Funds, plus the sum of the Guaranteed Period Amounts in each Guarantee Period. See "Guarantee Periods" in Part 2.

Withdrawals will cause a reduction in your current Guaranteed Minimum Death Benefit on a pro rata basis. Reduction on a pro rata basis means that we calculate the percentage of the Annuity Account Value as of the Transaction Date this is being withdrawn and we reduce your current Guaranteed Minimum Death Benefit by that same percentage. For an example of the calculation, see "How Withdrawals and Transfers Affect Your Guaranteed Minimum Death Benefit and Guaranteed Minimum Income Benefit" in Part 4.

             APPENDIX III: GUARANTEED MINIMUM DEATH BENEFIT EXAMPLE
-------------------------------------------------------------------------------

Under the Certificates the death benefit for Certificates issued in all states except New York is equal to the sum of:

 (1) the Annuity Account Value in the Investment Funds, or, if greater, the Guaranteed Minimum Death Benefit (see "Guaranteed Minimum Death Benefit" in Part 3); and

 (2) the death benefit provided with respect to the Guaranteed Period Account (see "Death Benefit" in Part 3).

See Appendix II for the description of the death benefit applicable to Certificates issued in New York.

The following is an example illustrating the calculation of the Guaranteed Minimum Death Benefit. Assuming $100,000 is allocated to the Investment Funds (with no allocation to the Alliance Money Market and Alliance Intermediate Government Securities Funds), no subsequent contributions, no transfers and no withdrawals, the Guaranteed Minimum Death Benefit for an Annuitant age 45 would be calculated as follows:

  END OF                      NON-NEW YORK           NEW YORK
 CONTRACT       ANNUITY     GUARANTEED MINIMUM   GUARANTEED MINIMUM
   YEAR     ACCOUNT VALUE    DEATH BENEFIT(1)      DEATH BENEFIT
   ----     -------------    ----------------      -------------

     1         $105,000          $106,000           $105,000(2)
     2         $115,500          $112,360           $115,500(2)
     3         $132,825          $119,102           $132,825(2)
     4         $106,260          $126,248           $132,825(3)
     5         $116,886          $133,823           $132,825(3)
     6         $140,263          $141,852           $140,263(2)
     7         $140,263          $150,363           $140,263(3)

The Annuity Account Values for Contract Years 1 through 8 are determined based on hypothetical rates of return of 5.00%, 10.00%, 15.00%, 20.00%, 10.00%, (20.00)% and 0.00%, respectively.

6% TO AGE 80 BENEFIT

(1) For Contract Years 1 through 7, the Guaranteed Minimum Death Benefit equals the initial contribution increased by 6%.

NEW YORK

(2) At the end of Contract Years 1, 2, and 3 again at the end of Contract Year 6, the Guaranteed Minimum Death Benefit is equal to the current Annuity Account Value.
(3) At the end of Contract Years 4, 5 and 7, the Guaranteed Minimum Death Benefit is equal to the Guaranteed Minimum Death Benefit at the end of the prior year since it is equal to or higher than the current Annuity Account Value.

APPENDIX IV: EXAMPLE OF PAYMENTS UNDER THE ASSURED PAYMENT
OPTION AND APO PLUS
-------------------------------------------------------------------------------

The second column in the chart below illustrates the payments for a male age 70 who purchased the Assured Payment Option on April 15, 1997 with a single contribution of $100,000, with increasing annual payments. The payments are to commence on February 15, 1998. It assumes that the fixed period is 15 years and that the Life Contingent Annuity will provide payments on a Single Life basis. Based on Guaranteed Rates for the Guarantee Periods and the current purchase rate for the Life Contingent Annuity, on April 15, 1997, the initial payment would be $7,178.53 and would increase in each three year period to a final payment of $10,510.08. The first payment under the Life Contingent Annuity would be $11,561.09

Alternatively as shown in the third and fourth columns, this individual could purchase APO Plus with the same $100,000 contribution, with the same fixed period and the Life Contingent Annuity on a Single Life basis. Assuming election of the Alliance Common Stock Fund based on Guaranteed Rates for the Guarantee Periods and the current purchase rate for the Life Contingent Annuity, on April 15, 1997, the same initial payment of $7,178.53 would be purchased under APO Plus. However, unlike the payment under the Assured Payment Option that will increase every three years, this initial payment under APO Plus is not guaranteed to increase. Therefore, only $79,640.00 is needed to purchase the initial payment stream, and the remaining $20,360.00 is invested in the Investment Funds. Any future increase in payments under APO Plus will depend on the investment performance in the Alliance Common Stock Fund.

Assuming hypothetical average annual rates of return of 0% and 8% (after deduction of charges) for the Investment Fund, the Annuity Account Value in the Investment Fund would grow to $20,360.00 and $25,647.73 respectively after three years. A portion of this amount is used to purchase the increase in the payments at the beginning of the fourth year. The remainder will stay in the Investment Fund to be drawn upon for the purchase of increases in payments at the end of each third year thereafter during the fixed period and at the end of the fixed period under the Life Contingent Annuity. Based on Guaranteed Rates for the Guarantee Periods and purchase rates for the Life Contingent Annuity as of April 15, 1997, the third and fourth columns illustrate the increasing payments that would be purchased under APO Plus assuming 0% and 8% rates of return respectively.

Under both options, while the Certificate Owner is living payments increase annually after the 16th year under the Life Contingent Annuity based on the increase, if any, in the Consumer Price Index, but in no event greater than 3% per year.

                                ANNUAL PAYMENTS

                                         ILLUSTRATIVE     ILLUSTRATIVE
         GUARANTEED INCREASING PAYMENTS    PAYMENTS         PAYMENTS
                   UNDER THE                UNDER            UNDER
 YEARS       ASSURED PAYMENT OPTION     APO PLUS AT 0%   APO PLUS AT 8%
 -----       ----------------------     --------------   --------------
1-3                $ 7,178.53             $7,178.53      $ 7,178.53
4-6                  7,896.38              7,380.16        7,754.69
7-9                  8,686.02              7,732.40        8,553.00
10-12                9,554.62              8,084.63        9,367.45
13-15               10,510.08              8,399.11       10,151.22
 16                 11,561.09              8,626.70       10,839.98

As described above, a portion of the illustrated contribution is applied to the Life Contingent Annuity. This amount will generally be larger under the Assured Payment Option than under APO Plus. Also, a larger portion of the contribution will be allocated to Guarantee Periods under the former than the latter. In this illustration, $81,843.99 is allocated under the Assured Payment Option to the Guarantee Periods and under APO Plus, $69,418.56 is allocated to the Guarantee Periods. In addition, under APO Plus $20,360.00 is allocated to the Investment Fund. The balance of the $100,000 ($18,156.01 and $10,221.44, respectively) is applied to the Life Contingent Annuity.

The rates of return of 0% and 8% are for illustrative purposes only and are not intended to represent an expected or guaranteed rate of return. Your investment results will vary. Payments will also depend on the Guaranteed Rates and Life Contingent Annuity purchase rates in effect as of the Transaction Date. It is assumed that no Lump Sum Withdrawals are taken.

                      APPENDIX V: IRS TAX DEDUCTION TABLE
-------------------------------------------------------------------------------

If your Maximum Permissible Dollar Deduction is $2,000, use this table to estimate the amount of your contribution which will be deductible.

 EXCESS AGI    DEDUCTION   EXCESS AGI   DEDUCTION   EXCESS AGI   DEDUCTION   EXCESS AGI   DEDUCTION
 ----------    ---------   ----------   ---------   ----------   ---------   ----------   ---------
    $    0      $2,000       $2,550      $1,490       $5,050       $990       $ 7,550       $490
        50       1,990        2,600       1,480        5,100        980         7,600        480
       100       1,980        2,650       1,470        5,150        970         7,650        470
       150       1,970        2,700       1,460        5,200        960         7,700        460
       200       1,960        2,750       1,450        5,250        950         7,750        450
       250       1,950        2,800       1,440        5,300        940         7,800        440
       300       1,940        2,850       1,430        5,350        930         7,850        430
       350       1,930        2,900       1,420        5,400        920         7,900        420
       400       1,920        2,950       1,410        5,450        910         7,950        410
       450       1,910        3,000       1,400        5,500        900         8,000        400
       500       1,900        3,050       1,390        5,550        890         8,050        390
       550       1,890        3,100       1,380        5,600        880         8,100        380
       600       1,880        3,150       1,370        5,650        870         8,150        370
       650       1,870        3,200       1,360        5,700        860         8,200        360
       700       1,860        3,250       1,350        5,750        850         8,250        350
       750       1,850        3,300       1,340        5,800        840         8,300        340
       800       1,840        3,350       1,330        5,850        830         8,350        330
       850       1,830        3,400       1,320        5,900        820         8,400        320
       900       1,820        3,450       1,310        5,950        810         8,450        310
       950       1,810        3,500       1,300        6,000        800         8,500        300
     1,000       1,800        3,550       1,290        6,050        790         8,550        290
     1,050       1,790        3,600       1,280        6,100        780         8,600        280
     1,100       1,780        3,650       1,270        6,150        770         8,650        270
     1,150       1,770        3,700       1,260        6,200        760         8,700        260
     1,200       1,760        3,750       1,250        6,250        750         8,750        250
     1,250       1,750        3,800       1,240        6,300        740         8,800        240
     1,300       1,740        3,850       1,230        6,350        730         8,850        230
     1,350       1,730        3,900       1,220        6,400        720         8,900        220
     1,400       1,720        3,950       1,210        6,450        710         8,950        210
     1,450       1,710        4,000       1,200        6,500        700         9,000        200
     1,500       1,700        4,050       1,190        6,550        690         9,050        200
     1,550       1,690        4,100       1,180        6,600        680         9,100        200
     1,600       1,680        4,150       1,170        6,650        670         9,150        200
     1,650       1,670        4,200       1,160        6,700        660         9,200        200
     1,700       1,660        4,250       1,150        6,750        650         9,250        200
     1,750       1,650        4,300       1,140        6,800        640         9,300        200
     1,800       1,640        4,350       1,130        6,850        630         9,350        200
     1,850       1,630        4,400       1,120        6,900        620         9,400        200
     1,900       1,620        4,450       1,110        6,950        610         9,450        200
     1,950       1,610        4,500       1,100        7,000        600         9,500        200
     2,000       1,600        4,550       1,090        7,050        590         9,550        200
     2,050       1,590        4,600       1,080        7,100        580         9,600        200
     2,100       1,580        4,650       1,070        7,150        570         9,650        200
     2,150       1,570        4,700       1,060        7,200        560         9,700        200
     2,200       1,560        4,750       1,050        7,250        550         9,750        200
     2,250       1,550        4,800       1,040        7,300        540         9,800        200
     2,300       1,540        4,850       1,030        7,350        530         9,850        200
     2,350       1,530        4,900       1,020        7,400        520         9,900        200
     2,400       1,520        4,950       1,010        7,450        510         9,950        200
     2,450       1,510        5,000       1,000        7,500        500        10,000          0
     2,500       1,500

--------------
Excess AGI = Your AGI minus your THRESHOLD LEVEL:
             If you are single, your Threshold Level is $25,000.
             If you are married, your Threshold Level is $40,000.
             If you are married and file a separate tax return, your Excess AGI = your AGI.

-------------------------------------------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION
                               TABLE OF CONTENTS

-------------------------------------------------------------------------------

                                                              PAGE
                                                              ----

Part 1:     Minimum Distribution Withdrawals                    2

Part 2:     Accumulation Unit Values                            2

Part 3:     Annuity Unit Values                                 2

Part 4:     Custodian and Independent Accountants               3

Part 5:     Alliance Money Market Fund and Alliance
            Intermediate Government Securities Fund Yield
            Information                                         3

Part 6:     Long-Term Market Trends                             4

Part 7:     Financial Statements                                7

              HOW TO OBTAIN A INCOME MANAGER ROLLOVER IRA STATEMENT OF ADDITIONAL INFORMATION FOR SEPARATE ACCOUNT NO. 45

              Send this request form to:
                   Equitable Life
                   Income Management Group
                   P.O. Box 1547
                   Secaucus, NJ 07096-1547

              Please send me an Income Manager Rollover IRA SAI:

              ---------------------------------------------------------
              Name

              ---------------------------------------------------------
              Address

              ---------------------------------------------------------
              City                    State                    Zip

                                             Filed Pursuant to Rule 497(c)
                                             Registration File No.: 33-83750

                               SUPPLEMENT TO
                   INCOME MANAGER (SERVICE MARK) ACCUMULATOR
                          PROSPECTUS DATED MAY 1, 1997

          COMBINATION VARIABLE AND FIXED DEFERRED ANNUITY CERTIFICATES

                                   Issued By:
           The Equitable Life Assurance Society of the United States

-------------------------------------------------------------------------------

This prospectus supplement describes the Combined Guaranteed Minimum Death Benefit and Guaranteed Minimum Income Benefit (Plan A) offered to Annuitant issue ages 76 or older under the INCOME MANAGER Accumulator Prospectus. Capitalized terms in this supplement have the same meaning as in the prospectus.

The Combined Guaranteed Minimum Death Benefit and Guaranteed Minimum Income Benefit (Plan A) discussed on page 18 of the prospectus under "baseBUILDER Benefits" is available for Annuitant issue ages 76 or older at a charge of 0.45% of the Guaranteed Minimum Death Benefit in effect on a Processing Date. The benefit is as discussed below:

The Guaranteed Minimum Death Benefit applicable to the combined benefit is as follows:

      4% to Age 85 Benefit - On the Contract Date, the Guaranteed Minimum Death Benefit is equal to the portion of the initial contribution allocated to the Investment Funds. Thereafter, the Guaranteed Minimum Death Benefit is credited with interest at 4% (3% for amounts in the Alliance Money Market and Alliance Intermediate Government Securities Funds, except as indicated below) on each Contract Date anniversary through the Annuitant's age 85 (or at the Annuitant's death, if earlier), and 0% thereafter, and is adjusted for any subsequent contributions and transfers into the Investment Funds and transfers and withdrawals from such Funds. The Guaranteed Minimum Death Benefit interest rate applicable to amounts in the Alliance Money Market Fund under the Special Dollar Cost Averaging program will be 4%.

The Guaranteed Minimum Income Benefit discussed on page 20 of the prospectus may be exercised only within 30 days following the 7th or later Contract Date anniversary, but in no event later than the Annuitant's age 90.

The period certain will be 90 less the Annuitant's age at election.

The Guaranteed Minimum Income Benefit benefit base described on page 22 of the prospectus is as follows:

      The Guaranteed Minimum Income Benefit benefit base is equal to the initial contribution allocated to the Investment Funds on the Contract Date. Thereafter, the Guaranteed Minimum Income Benefit benefit base is credited with interest at 4% (3% for amounts in the Alliance Money Market and Alliance Intermediate Government Securities Funds, except as indicated below) on each Contract Date anniversary through the Annuitant's age 85, and 0% thereafter, and is adjusted for any subsequent contributions and transfers into the Investment Funds and transfers and withdrawals from such Funds. The

-------------------------------------------------------------------------------
SUPPLEMENT DATED MAY 1, 1997

      Guaranteed Minimum Income Benefit benefit base interest rate applicable to amounts in the Alliance Money Market Fund under the Special Dollar Cost Averaging program will be 4%. The Guaranteed Minimum Income Benefit benefit base will also be reduced by any withdrawal charge remaining on the Transaction Date that you exercise your Guaranteed Minimum Income Benefit.

-------------------------------------------------------------------------------
SUPPLEMENT DATED MAY 1, 1997

                                             Filed Pursuant to Rule 497(c)
                                             Registration File No.: 33-83750

                                                                    MAY 1, 1997



THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

              PROFILE OF INCOME MANAGER (SERVICE MARK) ACCUMULATOR COMBINATION VARIABLE AND FIXED DEFERRED ANNUITY CERTIFICATES


This Profile is a summary of some of the more important points that you should know and consider before purchasing a Certificate. The Certificate is more fully described in the prospectus which accompanies this Profile.
Please read the prospectus carefully.


1. THE ANNUITY CERTIFICATE. The Accumulator Certificate is a combination variable and fixed deferred annuity issued by Equitable Life. It is designed to provide for the accumulation of retirement savings and for retirement income through the investment of after-tax money during an accumulation phase. You may invest in Investment Funds where your Certificate's value may vary up or down depending upon investment performance. You may also invest in Guarantee Periods (also called GIROs) that when held to maturity provide guaranteed interest rates that we have set and a guarantee of principal. If you make any transfers or withdrawals, the GIROs' investment value may increase or decrease until maturity due to interest rate changes. Earnings accumulate under the Certificate on a tax-deferred basis until amounts are distributed. Amounts distributed under the Certificate may be subject to income tax.

The Investment Funds offer the potential for better returns than the interest rates guaranteed under GIROs, but the Investment Funds involve risk and you can lose money. You may make transfers among the Investment Funds and GIROs. The value of GIROs prior to their maturity fluctuates and you can lose money on premature transfers or withdrawals.

The Certificate provides a number of distribution methods during the accumulation phase and for converting to annuity income. The amount accumulated under your Certificate during the accumulation phase will affect the amount of distribution or annuity benefits you receive.


2. ANNUITY PAYMENTS. When you are ready to start receiving income, annuity income is available by applying your Certificate's value to the Income Manager (Life Annuity with a Period Certain). You can also have your Certificate's value applied to any of the following five ANNUITY BENEFITS: (1) Life Annuity - payments for your life, (2) Life Annuity - Period Certain - payments for your life, but with payments continuing to the beneficiary for the balance of the 5, 10, 15 or 20 years (as you select) if you die before the end of the selected period; (3) Life Annuity - Refund Certain - payments for your life, with payments continuing to the beneficiary after your death until any remaining amount applied to this option runs out; and (4) Period Certain Annuity - payments for a specified period of time, usually 5, 10, 15 or 20 years, with no life contingencies. Options (2)

                              --------------------

     Income Manager and baseBUILDER are service marks of The Equitable Life
                    Assurance Society of the United States.

and (3) are also available as a Joint and Survivor Annuity - payments for your life, and after your death, continuation of payments to the survivor for life. Annuity benefits (other than the Refund Certain available only on a fixed basis) are available as a fixed annuity, or as a variable annuity, where the dollar amount of your payments will depend upon the investment performance of the Investment Funds. Once you begin receiving annuity payments, you cannot change your annuity benefit.


3. PURCHASE. You can purchase an Accumulator Certificate with $5,000 or more. You may add additional amounts of $1,000 or more at any time (subject to certain restrictions). Subject to certain age restrictions, you may purchase the baseBUILDERSM guaranteed benefit in the form of a Combined Guaranteed Minimum Death Benefit and Guaranteed Minimum Income Benefit (Plan A). If you do not elect the combined benefit, the Guaranteed Minimum Death Benefit is provided under the Certificate at a lower charge (Plan B). Both benefits are discussed below. You choose the one that best suits your needs.


4. INVESTMENT OPTIONS. You may invest in any or all of the following Investment Funds, which invest in shares of corresponding portfolios of The Hudson River Trust (HR Trust) and EQ Advisors Trust (EQ Trust). The portfolios are described in the prospectuses for HR Trust and EQ Trust.

------------------------------------------------------------------------------------------------------------
                                            EQUITY SERIES
------------------------------------------------------------------------------------------------------------
DOMESTIC EQUITY                       INTERNATIONAL EQUITY                  AGGRESSIVE EQUITY
  Alliance Common Stock                 Alliance Global                       Alliance Aggressive Stock
  Alliance Growth & Income              Alliance International                Alliance Small Cap Growth
  EQ/Putnam Growth & Income             Morgan Stanley Emerging               MFS Emerging Growth
    Value                                 Markets Equity*                       Companies
  MFS Research                          T. Rowe Price International Stock     Warburg Pincus Small Company
  Merrill Lynch Basic Value Equity      _____________                           Value
  T. Rowe Price Equity Income           *Available on or about September 2,
                                        1997.
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
  ASSET ALLOCATION SERIES                               FIXED INCOME SERIES
------------------------------------------------------------------------------------------------------------
  Alliance Conservative Investors     AGGRESSIVE FIXED INCOME               DOMESTIC FIXED INCOME
  Alliance Growth Investors             Alliance High Yield                   Alliance Intermediate
  EQ/Putnam Balanced                                                            Government Securities
  Merrill Lynch World Strategy                                                Alliance Money Market
------------------------------------------------------------------------------------------------------------

You may also invest in one or more GIROs currently maturing in years 1998 through 2007.

5. EXPENSES. The Certificate has expenses as follows: There is an annual charge expressed as a percentage of the Guaranteed Minimum Death Benefit. For Plan A the percentage is equal to 0.45%. For Plan B the percentage is equal to 0.20%. As a percentage of assets in the Investment Funds, a daily charge is deducted for mortality and expense risks at an annual rate of 0.90%; and a daily charge is deducted for administration expenses at an annual rate of 0.25%.

The charges for the portfolios of HR Trust range from 0.64% to 1.33% of the average daily net assets of HR Trust portfolios, depending upon HR Trust portfolios selected. The charges for the portfolios of EQ Trust range from 0.85% to 1.75% of the average daily net assets of EQ Trust portfolios, depending upon the EQ Trust portfolios selected. The amounts for HR Trust are based on restated values during 1996 (as well as an expense cap for the Alliance Small Cap Growth portfolio) and the amounts for EQ Trust are based on a current expense cap. The 12b-1 fees for the portfolios of HR Trust and EQ Trust are 0.25% of the average daily net assets of HR Trust and EQ Trust, respectively. Charges for state premium and other applicable taxes may also apply at the time you elect to start receiving annuity payments.

A withdrawal charge is imposed as a percentage of each contribution withdrawn in excess of a free corridor amount, or if the Certificate is surrendered. The free corridor amount for withdrawals is 15% of the Certificate's value at the beginning of the year. When applicable, the withdrawal charge is determined in accordance with the table below, based on the year a contribution is withdrawn. The year in which we receive your contribution is "Year 1."

                               Year of Contribution Withdrawal

                        1     2     3     4     5     6     7     8+
                       ----------------------------------------------
Percentage of
Contribution           7.0%  6.0%  5.0%  4.0%  3.0%  2.0%  1.0%  0.0%

The following chart is designed to help you understand the charges in the Certificate. The "Total Annual Charges" column shows the combined total of the Certificate charges deducted as a percentage of assets in the Investment Funds and the portfolio charges, as shown in the first two columns. The last two columns show you two examples of the charges, in dollars, that you would pay under a Certificate, and include the Guaranteed Minimum Death Benefit based charge for the optional Combined Guaranteed Minimum Death Benefit and Guaranteed Minimum Income Benefit. The examples assume that you invested $1,000 in a Certificate which earns 5% annually and that you withdraw your money: (1) at the end of year 1, and (2) at the end of year 10. For year 1, the Total Annual Charges are assessed as well as the withdrawal charge. For year 10, the example shows the aggregate of all the annual charges assessed for the 10 years, but there is no withdrawal charge. No charges for state premium and other applicable taxes are assumed in the examples.

                                                                         EXAMPLES
                       TOTAL ANNUAL   TOTAL ANNUAL     TOTAL           Total Annual
                       CERTIFICATE      PORTFOLIO     ANNUAL        Expenses at End of:
INVESTMENT FUND          CHARGES         CHARGES      CHARGES          (1)       (2)
                                                                     1 Year   10 Years
HR TRUST
--------
Alliance Conservative
  Investors                1.15%          0.80%        1.95%         $89.74     $275.75
Alliance Growth
  Investors                1.15           0.84         1.99           90.14      279.80
Alliance Growth &
  Income                   1.15           0.85         2.00           90.24      280.80
Alliance Common Stock      1.15           0.66         1.81           88.35      261.52
Alliance Global            1.15           0.98         2.13           91.53      293.80
Alliance International     1.15           1.33         2.48           95.01      328.00
Alliance Aggressive
  Stock                    1.15           0.83         1.98           90.04      278.79


                                       3

Table (continued)

                                                                         EXAMPLES
                       TOTAL ANNUAL   TOTAL ANNUAL     TOTAL           Total Annual
                       CERTIFICATE      PORTFOLIO     ANNUAL        Expenses at End of:
INVESTMENT FUND          CHARGES         CHARGES      CHARGES          (1)       (2)
                                                                     1 Year   10 Years

HR TRUST (continued)
--------
Alliance Small Cap
  Growth                   1.15           1.20         2.35           93.72      315.43
Alliance Money Market      1.15           0.64         1.79           88.15      259.45
Alliance Intermediate
  Government               1.15           0.84         1.99           90.14      279.80
  Securities
Alliance High Yield        1.15           0.91         2.06           90.84      286.83

EQ TRUST
--------
EQ/Putnam Balanced         1.15%          0.90%        2.05%         $90.74     $293.88
EQ/Putnam Growth &
  Income Value             1.15           0.85         2.00           90.24      288.87
MFS Emerging Growth
  Companies                1.15           0.85         2.00           90.24      288.87
MFS Research               1.15           0.85         2.00           90.24      288.87
Merrill Lynch Basic
  Value Equity             1.15           0.85         2.00           90.24      288.87
Merrill Lynch World
  Strategy                 1.15           1.20         2.35           93.72      323.50
Morgan Stanley
  Emerging Markets
  Equity
  (available on or about
  September 2, 1997)       1.15           1.75         2.90           99.19      375.62
T. Rowe Price Equity
  Income                   1.15           0.85         2.00           90.24      288.87
T. Rowe Price
  International Stock      1.15           1.20         2.35           93.72      323.50
Warburg Pincus Small
   Company Value           1.15           1.00         2.15           91.73      303.84

For Investment Funds investing in portfolios with less than 10 years of operations, charges have been estimated. The charges reflect any expense waiver or limitation. For more detailed information, see the Fee Table in the prospectus.


6. TAXES. In most cases, your earnings are not taxed until distributions are made from your Certificate. If you are younger than age 59 1/2 when you receive any distributions, you may be charged an additional 10% Federal tax penalty on the amount received.

7. ACCESS TO YOUR MONEY. During the accumulation phase, you may receive distributions under a Certificate through the following WITHDRAWAL OPTIONS: (1) Lump Sum Withdrawals of at least $1,000 may be taken at any time, and (2) Systematic Withdrawals, paid monthly, quarterly or annually, subject to certain restrictions, including a maximum percentage of your Certificate's value. You also have access to your Certificate's value by surrendering the Certificate. All or a portion of a withdrawal may be subject to a withdrawal charge to the extent that the withdrawal exceeds the free corridor amount. A free corridor amount does not apply to a surrender. Withdrawals and surrenders may be subject to income tax and a tax penalty. Withdrawals from GIROs prior to their maturity may result in a market value adjustment.


8. PERFORMANCE. During the accumulation phase, your Certificate's value in the Investment Funds may vary up or down depending upon the investment performance of the Investment Funds you have selected. The following chart shows total returns for certain Investment Funds for the time periods shown. The results indicated reflect all of the charges, except the optional Combined Guaranteed Minimum Death Benefit and Guaranteed Minimum Income Benefit Charge, the withdrawal charge, and any charge for state premium and other applicable taxes. If included, these charges would reduce the performance numbers shown below. Past performance is not a guarantee of future results.

The performance data for the Alliance Conservative Investors, Alliance Growth & Income, Alliance International, and Alliance Intermediate Government Securities Funds (under which portfolios of HR Trust with a 12b-l fee were not previously available) and for the other Investment Funds prior to October 16, 1996, do not reflect the 12b-1 fee. There is no performance data for the Alliance Small Cap Growth Fund and the Investment Funds investing in EQ Trust portfolios, as such Investment Funds were not available under the Certificate prior to May 1, 1997.

                                                            CALENDAR YEAR

INVESTMENT FUND             1996    1995    1994    1993    1992    1991    1990    1989    1988    1987
--------------------------------------------------------------------------------------------------------
HR TRUST
--------
Alliance Conservative
  Investors                 3.99%  19.02%  (5.20)%  9.54%   4.50%  18.51%   5.14%   2.79%   --      --
Alliance Growth Investors   11.24  24.92   (4.27)  13.95    3.69   47.19    9.39    3.53    --      --
Alliance Growth & Income    18.70  22.65   (1.72)  (0.55)   --      --      --      --      --      --
Alliance Common Stock       22.76  30.93   (3.26)  23.39    2.03   36.30   (9.17)  24.16   21.03%   6.21%
Alliance Global             13.20  17.45    4.02   30.60   (1.65)  29.06   (7.15)  25.29    9.61  (13.62)
Alliance International       8.54  10.34    --      --      --      --      --      --      --      --
Alliance Aggressive Stock   20.71  30.13   (4.92)  15.41   (4.28)  84.73    6.92   41.86   (0.03)   6.06
Alliance Money Market        4.05   4.53    2.82    1.78    2.37    4.97    6.99    7.93    6.09    5.41
Alliance Intermediate
  Government Securities      2.57  12.03   (5.47)   9.27    4.38   11.30    --      --      --      --
Alliance High Yield         21.39  18.54   (3.90)  21.74   11.02   23.03   (2.26)   3.93    8.48    3.49

9. DEATH BENEFIT. If the annuitant dies before amounts are applied under an annuity benefit, the named beneficiary will be paid a death benefit. The death benefit (except in New York ) is equal to (1) your Certificate's value in the Investment Funds, or if greater, the Guaranteed Minimum Death Benefit, and (2) the amount of the death benefit provided with respect to GIROs.

The Guaranteed Minimum Death Benefit is equal to a "6% to Age 80 Benefit" for annuitant ages 20 through 79 at issue of the Certificate. For ages 80 through 83 at issue of the Certificate, the Guaranteed Minimum Death Benefit is a return of the money you invested in the Investment Funds.

      6% to Age 80 Benefit -- We add interest to the initial amount at 6% (3% for amounts in the Alliance Money Market and Alliance Intermediate Government Securities Funds) through the annuitant's age 80 (or at the annuitant's death, if earlier). The 6% interest rate will still apply for amounts in the Alliance Money Market Fund under the Special Dollar Cost Averaging program discussed below.

The death benefit with respect to the GIROs is equal to the amounts in the GIROs, or if greater, the amounts in the GIROs reflecting guaranteed interest, but not reflecting any increase due to interest rate changes.

The death benefit applicable to Certificates issued in New York is equal to the amounts in the Investment Funds and the GIROs, or if greater, the Guaranteed Minimum Death Benefit.

      For annuitant ages 20 through 79 at issue of the Certificate, the Guaranteed Minimum Death Benefit is reset each year through the annuitant's age 80 to your Certificate's value, if it is higher than the prior year's Guaranteed Minimum Death Benefit. For ages 80 through 83 at issue of the Certificate, the Guaranteed Minimum Death Benefit is a return of the money you have invested in the Investment Funds and the GIROs. The Guaranteed Minimum Death Benefit at the annuitant's death will never be less than the amounts in the Investment Funds, plus the amounts in the GIROs reflecting guaranteed interest, but not reflecting any increase due to interest rate changes.


10. OTHER INFORMATION.

QUALIFIED PLANS. If the Certificates will be purchased by certain types of plans qualified under Section 401(a), or 401(k) of the Internal Revenue Code, please consult your tax adviser first. Any discussion of taxes in this profile does not apply.

BASEBUILDER BENEFIT (PLAN A). The baseBUILDER (available for annuitant ages 20 through 75 at issue of the Certificates) is an optional benefit that combines the Guaranteed Minimum Income Benefit and the Guaranteed Minimum Death Benefit. The baseBUILDER benefit may be available for annuitant ages 76 and older, and is currently not available in New York.

      Income Benefit - The Guaranteed Minimum Income Benefit, as part of the baseBUILDER, provides a minimum amount of guaranteed lifetime income for your future. When you are ready to convert (at specified future times), your Certificate's value to the Income Manager (Life Annuity with a Period Certain) the amount of lifetime income that will be provided will be the greater of (i) your Guaranteed Minimum Income Benefit or (ii) your Certificate's current value applied at current annuity factors.

      Investment performance is not guaranteed. The Guaranteed Minimum Income Benefit provides a safety net for your future.

      Death Benefit - As part of the baseBUILDER a Guaranteed Minimum Death Benefit is provided which is the 6% to Age 80 Benefit described in "Death Benefit" above.

FREE LOOK. You can examine the Certificate for a period of 10 days after you receive it, and return it to us for a refund. The free look period is longer in some states.

Your refund will equal your Certificate's value, reflecting any investment gain or loss, in the Investment Funds, and any increase or decrease in the value of any amounts held in the GIROs, through the date we receive your Certificate. Some states may require that we calculate the refund differently.

PRINCIPAL ASSURANCE. This option is designed to assure the return of your original amount invested on a GIRO maturity date, by putting a portion of your money in a particular GIRO, and the balance in the Investment Funds in any way you choose. Assuming that you make no transfers or withdrawals of the portion in the GIRO, such amount will grow to your original investment upon maturity.

DOLLAR COST AVERAGING. Special Dollar Cost Averaging - You can elect when you apply for your Certificate to allocate your contribution to the Alliance Money Market Fund and have it transferred from the Alliance Money Market Fund into the other Investment Funds on a monthly basis over the first twelve months during which time the mortality and expense risks and administration charges will not be deducted from the Alliance Money Market Fund. General Dollar Cost Averaging - You can elect at any time to put money into the Alliance Money Market Fund and have a dollar amount or percentage transferred from the Alliance Money Market Fund into the other Investment Funds on a periodic basis over a longer period of time, and all applicable Certificate charges deducted from the Alliance Money Market Fund will apply. Dollar cost averaging does not assure a profit or protect against a loss should market prices decline.

REPORTS. We will provide you with an annual statement of your Certificate's values as of the last day of each year, and three additional reports of your Certificate's values each year. You also will be provided with written confirmations of each financial transaction, and copies of annual and semi-annual statements of HR Trust and EQ Trust.

You may call toll-free at 1-800-789-7771 for a recording of daily Investment Fund values and guaranteed rates applicable to GIROs.


11. INQUIRIES. If you need more information, please contact your agent. You may also contact us at:

The Equitable Life Assurance Society of the United States
Income Management Group
P.O. Box 1547
Secaucus, NJ  07096-1547
Telephone 1-800-789-7771 and Fax 1-201-583-2224

                                             Filed Pursuant to Rule 497(c)
                                             Registration File No.: 33-83750

                   INCOME MANAGER (SERVICE MARK) ACCUMULATOR
                          PROSPECTUS DATED MAY 1, 1997

                            ------------------------

          COMBINATION VARIABLE AND FIXED DEFERRED ANNUITY CERTIFICATES
                                   Issued By:
           The Equitable Life Assurance Society of the United States
-------------------------------------------------------------------------------

This prospectus describes certificates The Equitable Life Assurance Society of the United States (EQUITABLE LIFE, WE, OUR and US) offers under a combination variable and fixed deferred annuity contract (ACCUMULATOR) issued on a group basis or as individual contracts. Enrollment under a group contract will be evidenced by issuance of a certificate. Certificates and individual contracts each will be referred to as "Certificates." Accumulator Certificates are issued as non-qualified annuities for after-tax contributions. A minimum initial contribution of $5,000 is required to put the Certificates into effect.

The Accumulator is designed to provide for the accumulation of retirement savings and for income. Contributions accumulate on a tax-deferred basis and can be later distributed under a number of different methods which are designed to be responsive to the owner's (CERTIFICATE OWNER, YOU and YOUR) objectives.

The Accumulator offers investment options (INVESTMENT OPTIONS) that permit you to create your own strategies. These Investment Options include 21 variable investment funds (INVESTMENT FUNDS) and each GUARANTEE PERIOD in the GUARANTEED PERIOD ACCOUNT.

We invest each Investment Fund in Class IB shares of a corresponding portfolio (PORTFOLIO) of The Hudson River Trust (HR TRUST) or EQ Advisors Trust (EQ TRUST), mutual funds whose shares are purchased by separate accounts of insurance companies. The prospectuses for HR Trust and EQ Trust, both of which accompany this prospectus, describe the investment objectives, policies and risks of the Portfolios.

                                INVESTMENT FUNDS

------------------------------------------------------------------------------------------------------------------------
                                                     EQUITY SERIES
------------------------------------------------------------------------------------------------------------------------
DOMESTIC EQUITY                       INTERNATIONAL EQUITY                        AGGRESSIVE EQUITY
  Alliance Common Stock                 Alliance Global                             Alliance Aggressive Stock
  Alliance Growth & Income              Alliance International                      Alliance Small Cap Growth
  EQ/Putnam Growth & Income Value       Morgan Stanley Emerging Markets Equity*     MFS Emerging Growth Companies
  MFS Research                          T. Rowe Price International Stock           Warburg Pincus Small Company Value
  Merrill Lynch Basic Value Equity      ______________
  T. Rowe Price Equity Income           *Available on or about September 2, 1997.
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
  ASSET ALLOCATION SERIES                               FIXED INCOME SERIES
------------------------------------------------------------------------------------------------------------------------
  Alliance Conservative Investors     AGGRESSIVE FIXED INCOME          DOMESTIC FIXED INCOME
  Alliance Growth Investors             Alliance High Yield              Alliance Intermediate Government Securities
  EQ/Putnam Balanced                                                     Alliance Money Market
  Merrill Lynch World Strategy
------------------------------------------------------------------------------------------------------------------------

Amounts allocated to a Guarantee Period accumulate on a fixed basis and are credited with interest at a rate we set (GUARANTEED RATE) for the entire period. On each business day (BUSINESS DAY) we will determine the Guaranteed Rates available for amounts newly allocated to Guarantee Periods. A market value adjustment (positive or negative) will be made for withdrawals, transfers, surrender and certain other transactions from a Guarantee Period before its expiration date (EXPIRATION DATE). Each Guarantee Period has its own Guaranteed Rates. The Guarantee Periods currently available have Expiration Dates of February 15, in years 1998 through 2007.

You may choose from a variety of payout options, including Income Manager payout annuity options and our other variable annuities and fixed annuities.

This prospectus provides information about the Accumulator that prospective investors should know before investing. You should read it carefully and retain it for future reference. The prospectus is not valid unless accompanied by current prospectuses for HR Trust and EQ Trust, both of which you should also read carefully.

Registration statements relating to Separate Account No. 45 (SEPARATE ACCOUNT) and interests under the Guarantee Periods have been filed with the Securities and Exchange Commission (SEC). The statement of additional information (SAI), dated May 1, 1997, which is part of the registration statement for the Separate Account, is available free of charge upon request by writing to our Processing Office or calling 1-800-789-7771, our toll-free number. The SAI has been incorporated by reference into this prospectus. The Table of Contents for the SAI appears at the back of this prospectus.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE CERTIFICATES ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL INVESTED.

-------------------------------------------------------------------------------
   Copyright 1997 The Equitable Life Assurance Society of the United States,
                           New York, New York 10104.
  All rights reserved. Income Manager and baseBUILDER are service marks of The
             Equitable Life Assurance Society of the United States.

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

   Equitable Life's Annual Report on Form 10-K for the year ended December 31, 1996 is incorporated herein by reference.

   All documents or reports filed by Equitable Life pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (EXCHANGE ACT) after the date hereof and prior to the termination of the offering of the securities offered hereby shall be deemed to be incorporated by reference in this prospectus and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated herein by reference shall be deemed to be modified or superseded for purposes of this prospectus to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified and superseded, to constitute a part of this prospectus. Equitable Life files its Exchange Act documents and reports, including its annual and quarterly reports on Form 10-K and Form 10-Q, electronically pursuant to EDGAR under CIK No. 0000727920. The SEC maintains a web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC. The address of the site is http://www.sec.gov.

   Equitable Life will provide without charge to each person to whom this prospectus is delivered, upon the written or oral request of such person, a copy of any or all of the foregoing documents incorporated herein by reference (other than exhibits not specifically incorporated by reference into the text of such documents). Requests for such documents should be directed to The Equitable Life Assurance Society of the United States, 1290 Avenue of the Americas, New York, New York 10104. Attention: Corporate Secretary (telephone: (212) 554-1234).

-------------------------------------------------------------------------------

                         PROSPECTUS TABLE OF CONTENTS

-------------------------------------------------------------------------------

GENERAL TERMS                          PAGE 4

FEE TABLE                              PAGE 5

PART 1: EQUITABLE LIFE, THE SEPARATE
        ACCOUNT AND THE
        INVESTMENT FUNDS               PAGE 9

Equitable Life                           9
Separate Account No. 45                  9
HR Trust                                10
HR Trust's Manager and Adviser          10
EQ Trust                                10
EQ Trust's Manager and Advisers         10
Investment Policies and Objectives
  of HR Trust's Portfolios and EQ
  Trust's Portfolios                    11

PART 2: THE GUARANTEED PERIOD
        ACCOUNT                       PAGE 13

Guarantee Periods                       13
Market Value Adjustment for Transfers,
  Withdrawals or Surrender Prior to
  the Expiration Date                   14
Investments                             15

PART 3: PROVISIONS OF THE
        CERTIFICATES AND SERVICES
        WE PROVIDE                    PAGE 16

What is the Accumulator?                16
Availability of the Certificates        16
Contributions Under the Certificates    16
Methods of Payment                      16
Allocation of Contributions             16
Free Look Period                        17
Annuity Account Value                   17
Transfers Among Investment Options      17
Dollar Cost Averaging                   18
baseBUILDER Benefits                    18
Death Benefit                           19
How Death Benefits Payment is Made      19
When the Certificate Owner Dies
  Before the Annuitant                  20
Guaranteed Minimum Income Benefit       20
Withdrawal Options                      21
How Withdrawal and Transfers Affect
  Your Guaranteed Minimum Death
  Benefit and Guaranteed Minimum
  Income Benefit                        22
Cash Value                              23
Surrendering the Certificates to
  Receive the Cash Value                23
When Payments are Made                  23
Annuity Benefits and Payout Annuity
  Options                               23
Assignment                              25
Services We Provide                     25
Distribution of the Certificates        25

PART 4: DEDUCTIONS AND CHARGES        PAGE 26

Charges Deducted from the Annuity
  Account Value                         26
Charges Deducted from the Investment
  Funds                                 27
HR Trust Charges to Portfolios          27
EQ Trust Charges to Portfolios          27
Sponsored Arrangements                  28
Other Distribution Arrangements         28

PART 5: VOTING RIGHTS                 PAGE 29

HR Trust and EQ Trust Voting Rights     29
Voting Rights of Others                 29
Separate Account Voting Rights          29
Changes in Applicable Law               29

PART 6: TAX ASPECTS OF THE
        CERTIFICATES                  PAGE 30

Tax Changes                             30
Taxation of Non-Qualified Annuities     30
Charitable Remainder Trusts             31
Federal and State Income Tax
  Withholding                           31
Other Withholding                       32
Special Rules for Certificates Issued
  in Puerto Rico                        32
Impact of Taxes to Equitable Life       32
Transfers Among Investment Options      32

PART 7: INDEPENDENT ACCOUNTANTS       PAGE 33

PART 8: INVESTMENT PERFORMANCE        PAGE 34

Standardized Performance Data           34
Rate of Return Data for Investment
  Funds                                 36
Communicating Performance Data          39
Alliance Money Market Fund and
  Alliance Intermediate Government
  Securities Fund Yield Information     39

APPENDIX I: MARKET VALUE
  ADJUSTMENT EXAMPLE                  PAGE 41

APPENDIX II: QUALIFIED PLAN
  CERTIFICATES                        PAGE 42

APPENDIX III: DEATH BENEFIT FOR
  CERTIFICATES ISSUED IN NEW YORK     PAGE 43

APPENDIX IV: GUARANTEED MINIMUM
  DEATH BENEFIT EXAMPLE               PAGE 44

STATEMENT OF ADDITIONAL INFORMATION
  TABLE OF CONTENTS                   PAGE 45

-------------------------------------------------------------------------------

                                 GENERAL TERMS

-------------------------------------------------------------------------------

ACCUMULATION UNIT--Contributions that are invested in an Investment Fund purchase Accumulation Units in that Investment Fund.

ACCUMULATION UNIT VALUE--The dollar value of each Accumulation Unit in an Investment Fund on a given date.

ANNUITANT--The individual who is the measuring life for determining benefits under a Certificate.

ANNUITY ACCOUNT VALUE--The sum of the amounts in the Investment Options under the Accumulator Certificate. See "Annuity Account Value" in Part 3.

ANNUITY COMMENCEMENT DATE--The date on which annuity benefit payments are to commence.

BASEBUILDER (SERVICE MARK) --Optional protection benefit, consisting of the Guaranteed Minimum Death Benefit and the Guaranteed Minimum Income Benefit.

BUSINESS DAY--Generally, any day on which the New York Stock Exchange is open for trading. For the purpose of determining the Transaction Date, our Business Day ends at 4:00 p.m. Eastern Time or the closing of the New York Stock Exchange, if earlier.

CASH VALUE--The Annuity Account Value minus any applicable charges.

CERTIFICATE--The Certificate issued under the terms of a group annuity contract and any individual contract, including any endorsements.

CERTIFICATE OWNER--The person who owns an Accumulator Certificate and has the right to exercise all rights under the Certificate.

CODE--The Internal Revenue Code of 1986, as amended.

CONTRACT DATE--The effective date of the Certificates. This is usually the Business Day we receive the initial contribution at our Processing Office.

CONTRACT YEAR--The 12-month period beginning on your Contract Date and each anniversary of that date.

EQ TRUST--EQ Advisors Trust, a mutual fund in which the assets of separate accounts of insurance companies are invested. EQ Financial Consultants, Inc. (EQ Financial) is the manager of EQ Trust and has appointed advisers for each of the Portfolios.

EXPIRATION DATE--The date on which a Guarantee Period ends.

GUARANTEED MINIMUM DEATH BENEFIT--The minimum amount payable with respect to the Investment Funds (in all states except New York), upon the death of the Annuitant. The Guaranteed Minimum Death Benefit is different in New York.

GUARANTEED MINIMUM INCOME BENEFIT--The minimum amount of future guaranteed lifetime income provided with respect to the Investment Funds.

GUARANTEE PERIOD--Any of the periods of time ending on an Expiration Date that are available for investment under the Certificates. Guarantee Periods may also be referred to as Guaranteed Interest Rate Options (GIROs).

GUARANTEED PERIOD ACCOUNT--The Account that contains the Guarantee Periods.

GUARANTEED RATE--The annual interest rate established for each allocation to a Guarantee Period.

HR TRUST--The Hudson River Trust, a mutual fund in which the assets of separate accounts of insurance companies are invested. Alliance Capital Management L.P. (Alliance) is the manager and adviser to HR Trust.

INVESTMENT FUNDS--The funds of the Separate Account that are available under the Certificates.

INVESTMENT OPTIONS--The choices for investment: the Investment Funds and each available Guarantee Period.

MATURITY VALUE--The amount in a Guarantee Period on its Expiration Date.

PORTFOLIOS--The portfolios of HR Trust and EQ Trust that correspond to the Investment Funds of the Separate Account.

PROCESSING DATE--The day when we deduct certain charges from the Annuity Account Value. If the Processing Date is not a Business Day, it will be on the next succeeding Business Day. The Processing Date will be once each year on each anniversary of the Contract Date.

PROCESSING OFFICE--The address to which all contributions, written requests (e.g., transfers, withdrawals, etc.) or other written communications must be sent. See "Services We Provide" in Part 3.

SAI--The statement of additional information for the Separate Account under the Certificates.

SEPARATE ACCOUNT--Equitable Life's Separate Account No. 45.

TRANSACTION DATE--The Business Day we receive a contribution or a transaction request providing all the information we need at our Processing Office. If your contribution or request reaches our Processing Office on a non-Business Day, or after the close of the Business Day, the Transaction Date will be the next following Business Day. Transaction requests must be made in a form acceptable to us.

VALUATION PERIOD--Each Business Day together with any preceding non-business days.

-------------------------------------------------------------------------------

                                   FEE TABLE

-------------------------------------------------------------------------------

The purpose of this fee table is to assist you in understanding the various costs and expenses you may bear directly or indirectly under the Certificate so that you may compare them on the same basis with other similar products. The table reflects both the charges of the Separate Account and the expenses of HR Trust and EQ Trust. Charges for applicable taxes such as state or local premium taxes may also apply. For a complete description of the charges under the Certificate, see "Part 4: Deductions and Charges." For a complete description of each Trust's charges and expenses, see the prospectuses for HR Trust and EQ Trust.

As explained in Part 2, the Guarantee Periods are not a part of the Separate Account and are not covered by the fee table and examples. The only charge shown in the Table which will be deducted from amounts allocated to the Guarantee Periods is the withdrawal charge. See "Part 4: Deductions and Charges." A market value adjustment (either positive or negative) also may be applicable as a result of a withdrawal, transfer or surrender of amounts from a Guarantee Period. See "Part 2: The Guaranteed Period Account."


OWNER TRANSACTION EXPENSES (DEDUCTED FROM ANNUITY ACCOUNT VALUE)
----------------------------------------------------------------
WITHDRAWAL CHARGE AS A PERCENTAGE OF CONTRIBUTIONS (percentage deducted upon              CONTRACT
  surrender or for certain withdrawals. The applicable withdrawal charge                    YEAR
  percentage is determined by the Contract Year in which the withdrawal is                  ----
  made or the Certificate is surrendered beginning with "Contract Year 1"                    1....  7.00%
  with respect to each contribution withdrawn or surrendered. For each                       2....  6.00
  contribution, the Contract Year in which we receive that contribution is                   3....  5.00
  "Contract Year 1")(1)                                                                      4....  4.00
                                                                                             5....  3.00
                                                                                             6....  2.00
                                                                                             7....  1.00
                                                                                             8+...  0.00


GUARANTEED BENEFIT EXPENSE (DEDUCTED FROM ANNUITY ACCOUNT VALUE)(2)
-------------------------------------------------------------------
COMBINED GUARANTEED MINIMUM DEATH BENEFIT AND GUARANTEED MINIMUM INCOME BENEFIT (PLAN A)
 (calculated as a percentage of the Guaranteed Minimum Death Benefit)....................  0.45%
GUARANTEED MINIMUM DEATH BENEFIT ONLY BENEFIT (PLAN B) (calculated as a percentage of the Guaranteed Minimum Death Benefit)...................................................  0.20%

SEPARATE ACCOUNT ANNUAL EXPENSES (AS A PERCENTAGE OF ASSETS IN EACH INVESTMENT FUND)
------------------------------------------------------------------------------------
MORTALITY AND EXPENSE RISKS..............................................................  0.90%
ADMINISTRATION(3)........................................................................  0.25%
                                                                                           -----
 TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES..................................................  1.15%
                                                                                           =====

--------------
See footnotes on next page.

HR TRUST AND EQ TRUST ANNUAL EXPENSES (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS IN EACH PORTFOLIO)

                                                                 INVESTMENT PORTFOLIOS
                               --------------------------------------------------------------------------------------------
                                 ALLIANCE        ALLIANCE       ALLIANCE        ALLIANCE
                               CONSERVATIVE       GROWTH        GROWTH &         COMMON          ALLIANCE        ALLIANCE
HR TRUST                        INVESTORS       INVESTORS        INCOME          STOCK            GLOBAL      INTERNATIONAL
--------                        ---------       ---------        ------          -----            ------      -------------
Investment Advisory Fee           0.48%           0.53%          0.55%           0.38%             0.65%          0.90%
12b-1 Fee(4)                      0.25%           0.25%          0.25%           0.25%             0.25%          0.25%
Other Expenses                    0.07%           0.06%          0.05%           0.03%             0.08%          0.18%
                                  -----           -----          -----           -----             -----          -----
 TOTAL HR TRUST ANNUAL
  EXPENSES(5)                     0.80%           0.84%          0.85%           0.66%             0.98%          1.33%
                                  =====           =====          =====           =====             =====          =====

                                                                                                 ALLIANCE
                                                 ALLIANCE       ALLIANCE        ALLIANCE       INTERMEDIATE      ALLIANCE
                                                AGGRESSIVE       SMALL           MONEY             GOVT.           HIGH
HR TRUST                                          STOCK        CAP GROWTH        MARKET         SECURITIES        YIELD
--------                                          -----        ----------        ------         ----------        -----
Investment Advisory Fee                           0.55%          0.90%           0.35%             0.50%          0.60%
12b-1 Fee(4)                                      0.25%          0.25%(7)        0.25%             0.25%          0.25%
Other Expenses                                    0.03%          0.10%           0.04%             0.09%          0.06%
                                                  -----          -----           -----             -----          -----
 TOTAL HR TRUST ANNUAL
  EXPENSES(5)                                     0.83%          1.20%(7)        0.64%             0.84%          0.91%
                                                  =====          =====           =====             =====          =====

                                                                  MFS                             MERRILL
                                                EQ/PUTNAM       EMERGING                           LYNCH
                                EQ/PUTNAM        GROWTH &        GROWTH           MFS           BASIC VALUE
EQ TRUST                         BALANCED      INCOME VALUE    COMPANIES        RESEARCH          EQUITY
--------                         --------      ------------    ---------        --------          ------
Investment Advisory Fee            0.55%          0.55%           0.55%             0.55%          0.55%
12b-1 Fee(4)                       0.25%          0.25%           0.25%             0.25%          0.25%
Other Expenses                     0.10%          0.05%           0.05%             0.05%          0.05%
                                   -----          -----           -----             -----          -----
 TOTAL EQ TRUST ANNUAL
  EXPENSES(6)                      0.90%          0.85%           0.85%             0.85%          0.85%
                                   =====          =====           =====             =====          =====

                                                                 MORGAN
                                                 MERRILL        STANLEY                           T. ROWE        WARBURG
                                                  LYNCH         EMERGING        T. ROWE            PRICE       PINCUS SMALL
                                                  WORLD         MARKETS       PRICE EQUITY     INTERNATIONAL     COMPANY
EQ TRUST                                         STRATEGY       EQUITY*          INCOME            STOCK          VALUE
--------                                         --------       -------          ------            -----          -----
Investment Advisory Fee                           0.70%          1.15%           0.55%             0.75%          0.65%
12b-1 Fee(4)                                      0.25%          0.25%           0.25%             0.25%          0.25%
Other Expenses                                    0.25%          0.35%           0.05%             0.20%          0.10%
                                                  -----          -----           -----             -----          -----
 TOTAL EQ TRUST ANNUAL
  EXPENSES(6)                                     1.20%          1.75%           0.85%             1.20%          1.00%
                                                  =====          =====           =====             =====          =====

Notes:
(1) Deducted upon a withdrawal with respect to amounts in excess of the 15% free corridor amount, and upon surrender of a Certificate. See "Withdrawal Charge" in Part 4.
(2) This charge is deducted annually on each Processing Date. See "Combined Guaranteed Minimum Death Benefit and Guaranteed Minimum Income Benefit Charge (Plan A)" and "Guaranteed Minimum Death Benefit Only Benefit Charge (Plan B)" in Part 4.
(3) We reserve the right to increase this charge to an annual rate of 0.35%, the maximum permitted under the Certificates.
(4) The Class IB shares of HR Trust and EQ Trust are subject to fees imposed under distribution plans (herein, the "Rule 12b-1 Plans") adopted by HR Trust and EQ Trust pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. The Rule 12b-1 Plans provide that HR Trust and EQ Trust, on behalf of each Portfolio, may pay annually up to 0.25% of the average daily net assets of a Portfolio attributable to its Class IB shares in respect of activities primarily intended to result in the sale of the Class IB shares. The 12b-1 fee will not be increased for the life of the Certificates.
(5) The amounts shown for the Portfolios of HR Trust (other than Alliance Small Cap Growth) have been restated to reflect advisory fees which went into effect as of May 1, 1997. "Other Expenses" are based on average daily net assets in each Portfolio during 1996. The amounts shown for the Alliance Small Cap Growth Portfolio are estimated for the current fiscal year as this Portfolio commenced operations on May 1, 1997. The investment advisory fee for each Portfolio may vary from year to year depending upon the average daily net assets of the respective Portfolio of HR Trust. The maximum investment advisory fees, however, cannot be increased without a vote of that Portfolio's shareholders. The other direct operating expenses will also fluctuate from year to year depending on actual expenses. See "HR Trust Charges to Portfolios" in
      Part 4.
(6) "Other Expenses" shown are based on estimated amounts (after expense waiver or limitation) for the current fiscal year, as EQ Trust commenced operations on May 1, 1997. The maximum investment advisory fees cannot be increased without a vote of that Portfolio's shareholders. The other direct operating expenses will fluctuate from year to year depending on actual expenses, but pursuant to agreement, cannot together with other fees specified exceed the total annual expenses specified. See "EQ Trust Charges to Portfolios" in Part 4.
(7) Equitable Distributors Inc. (EDI) has agreed to waive the 0.25% 12b-1 fee to the extent necessary to limit annual expenses for the Alliance Small Cap Growth Portfolio to 1.20% of the average daily net assets of that Portfolio as set forth above. This agreement may be modified by EDI and HR Trust at any time, and there can be no assurance that the 12b-1 fee will not be restored to 0.25% in the future.
*     Will be available on or about September 2, 1997.

EXAMPLES
--------

The examples below show the expenses that a hypothetical Certificate Owner would pay under the Combined Guaranteed Minimum Death Benefit and Guaranteed Minimum Income Benefit (Plan A) and under the Guaranteed Minimum Death Benefit Only Benefit (Plan B) in the two situations noted below assuming a $1,000 contribution invested in one of the Investment Funds listed, and a 5% annual return on assets.(1)

These examples should not be considered a representation of past or future expenses for each Investment Fund or Portfolio. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.

                COMBINED GUARANTEED MINIMUM DEATH BENEFIT AND
             GUARANTEED MINIMUM INCOME BENEFIT (PLAN A) ELECTION
-----------------------------------------------------------------------------

IF YOU SURRENDER YOUR CERTIFICATE AT THE END OF EACH PERIOD SHOWN,   IF YOU DO NOT SURRENDER YOUR CERTIFICATE AT THE
THE EXPENSES WOULD BE:                                               END OF EACH PERIOD SHOWN, THE EXPENSES  WOULD BE:

                         1 YEAR   3 YEARS   5 YEARS   10 YEARS           1 YEAR   3 YEARS   5 YEARS   10 YEARS
                         ------   -------   -------   --------           ------   -------   -------   --------
HR TRUST
--------
Alliance Conservative
 Investors               $89.74   $120.55   $154.64   $275.75            $24.51   $75.92    $130.68   $283.83
Alliance Growth
 Investors                90.14    121.76    156.67    279.80             24.91    77.12     132.69    287.85
Alliance Growth &
 Income                   90.24    122.06    157.17    280.80             25.01    77.42     133.19    288.87
Alliance Common Stock     88.35    116.35    147.61    261.52             23.12    71.71     123.63    269.57
Alliance Global           91.53    125.95    163.66    293.80             26.30    81.30     139.67    301.85
Alliance International    95.01    136.36    180.97    328.00             29.78    91.73     157.01    336.07
Alliance Aggressive
 Stock                    90.04    121.46    156.17    278.79             24.81    76.82     132.19    286.85
Alliance Small Cap
 Growth                   93.72    132.50        --        --             28.49    87.87         --        --
Alliance Money Market     88.15    115.75    146.59    259.45             22.92    71.11     122.61    267.51
Alliance Intermediate
 Gov't Securities         90.14    121.76    156.67    279.80             24.91    77.12     132.69    287.85
Alliance High Yield       90.84    123.86    160.17    286.83             25.61    79.22     136.19    294.89

EQ TRUST
--------
EQ/Putnam Balanced       $90.74   $123.56        --        --            $25.51   $78.91         --        --
EQ/Putnam Growth &
 Income Value             90.24    122.06        --        --             25.01    77.42         --        --
MFS Emerging Growth
 Companies                90.24    122.06        --        --             25.01    77.42         --        --
MFS Research              90.24    122.06        --        --             25.01    77.42         --        --
Merrill Lynch Basic
 Value Equity             90.24    122.06        --        --             25.01    77.42         --        --
Merrill Lynch World
 Strategy                 93.72    132.50        --        --             28.49    87.87         --        --
Morgan Stanley
 Emerging Markets
 Equity                   99.19    148.78        --        --             33.96   104.14         --        --
T. Rowe Price Equity
 Income                   90.24    122.06        --        --             25.01    77.42         --        --
T. Rowe Price
 International Stock      93.72    132.50        --        --             28.49    87.87         --        --
Warburg Pincus Small
 Company Value            91.73    126.55        --        --             26.50    81.90         --        --

--------------
See footnote on next page.

        GUARANTEED MINIMUM DEATH BENEFIT ONLY BENEFIT (PLAN B) ELECTION
-----------------------------------------------------------------------------

IF YOU SURRENDER YOUR CERTIFICATE AT THE END OF EACH PERIOD SHOWN,   IF YOU DO NOT SURRENDER YOUR CERTIFICATE AT THE
THE EXPENSES WOULD BE:                                               END OF EACH PERIOD SHOWN, THE EXPENSES  WOULD BE:

                         1 YEAR   3 YEARS   5 YEARS   10 YEARS        1 YEAR   3 YEARS   5 YEARS   10 YEARS
                         ------   -------   -------   --------        ------   -------   -------   --------
HR TRUST
--------
Alliance Conservative
 Investors               $89.74   $115.25   $143.62   $248.28         $21.86   $67.64    $116.31   $251.89
Alliance Growth
 Investors                90.14    116.46    145.64    252.38          22.26    68.84     118.33    255.98
Alliance Growth &
 Income                   90.24    116.76    146.16    253.43          22.36    69.14     118.83    257.01
Alliance Common Stock     88.35    111.05    136.55    233.84          20.47    63.42     109.21    237.42
Alliance Global           91.53    120.66    152.69    266.60          23.65    73.04     125.36    270.18
Alliance International    95.01    131.11    170.11    301.30          27.13    83.49     142.78    304.87
Alliance Aggressive
 Stock                    90.04    116.16    145.14    251.37          22.16    68.54     117.82    254.95
Alliance Small Cap
 Growth                   93.72    127.24        --        --          25.84    79.62         --        --
Alliance Money Market     88.15    110.44    135.53    231.77          20.27    62.82     108.21    235.35
Alliance Intermediate
 Gov't Securities         90.14    116.46    145.64    252.38          22.26    68.84     118.33    255.98
Alliance High Yield       90.84    118.56    149.17    259.51          22.96    70.95     121.86    263.11

EQ TRUST
--------
EQ/Putnam Balanced       $90.74   $118.26        --        --         $22.86   $70.65         --        --
EQ/Putnam Growth &
 Income Value             90.24    116.76        --        --          22.36    69.14         --        --
MFS Emerging Growth
 Companies                90.24    116.76        --        --          22.36    69.14         --        --
MFS Research              90.24    116.76        --        --          22.36    69.14         --        --
Merrill Lynch Basic
 Value Equity             90.24    116.76        --        --          22.36    69.14         --        --
Merrill Lynch World
 Strategy                 93.72    127.24        --        --          25.84    79.62         --        --
Morgan Stanley
 Emerging Markets
 Equity                   99.19    143.56        --        --          31.31    95.94         --        --
T. Rowe Price Equity
 Income                   90.24    116.76        --        --          22.36    69.14         --        --
T. Rowe Price
 International Stock      93.72    127.24        --        --          25.84    79.62         --        --
Warburg Pincus Small
 Company Value            91.73    121.26        --        --          23.85    73.64         --        --

--------------
Note:
(1) The amount accumulated from the $1,000 contribution could not be paid in the form of an annuity at the end of any of the periods shown in the examples. If the amount applied to purchase an annuity is less than $2,000, or the initial payment is less than $20 we may pay the amount to the payee in a single sum instead of as payments under an annuity form. See "Annuity Benefits and Payout Annuity Options" in Part 3. The examples do not reflect charges for applicable taxes such as state or local premium taxes that may also be deducted in certain jurisdictions.

-------------------------------------------------------------------------------

                 PART 1: EQUITABLE LIFE, THE SEPARATE ACCOUNT
                           AND THE INVESTMENT FUNDS

-------------------------------------------------------------------------------

EQUITABLE LIFE

Equitable Life is a New York stock life insurance company that has been in business since 1859. For more than 100 years we have been among the largest life insurance companies in the United States. Our home office is located at 1290 Avenue of the Americas, New York, New York 10104. We are authorized to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico and the Virgin Islands. We maintain local offices throughout the United States.

Equitable Life is a wholly owned subsidiary of The Equitable Companies Incorporated (the Holding Company). The largest shareholder of the Holding Company is AXA-UAP (AXA). As of December 31, 1996, AXA beneficially owned approximately 63.8% of the outstanding common stock of the Holding Company (assuming conversion of convertible preferred stock held by AXA). Under its investment arrangements with Equitable Life and the Holding Company, AXA is able to exercise significant influence over the operations and capital structure of the Holding Company and its subsidiaries, including Equitable Life. AXA, a French company, is the holding company for an international group of insurance and related financial service companies.

Equitable Life, the Holding Company and their subsidiaries managed approximately $239.8 billion of assets as of December 31, 1996.

SEPARATE ACCOUNT NO. 45

Separate Account No. 45 is organized as a unit investment trust, a type of investment company, and is registered with the SEC under the Investment Company Act of 1940, as amended (1940 Act). This registration does not involve any supervision by the SEC of the management or investment policies of the Separate Account. The Separate Account has several Investment Funds, each of which invests in shares of a corresponding Portfolio of HR Trust and EQ Trust. Because amounts allocated to the Investment Funds are invested in a mutual fund, investment return and principal will fluctuate and the Certificate Owner's Accumulation Units may be worth more or less than the original cost when redeemed.

Under the New York Insurance Law, the portion of the Separate Account's assets equal to the reserves and other liabilities relating to the Certificates are not chargeable with liabilities arising out of any other business we may conduct. Income, gains or losses, whether or not realized, from assets of the Separate Account are credited to or charged against the Separate Account without regard to our other income gains or losses. We are the issuer of the Certificates, and the obligations set forth in the Certificates (other than those of Annuitants or Certificate Owners) are our obligations.

In addition to contributions made under the Accumulator Certificates, we may allocate to the Separate Account monies received under other contracts, certificates, or agreements. Owners of all such contracts, certificates or agreements will participate in the Separate Account in proportion to the amounts they have in the Investment Funds that relate to their contracts, certificates or agreements. We may retain in the Separate Account assets that are in excess of the reserves and other liabilities relating to the Accumulator Certificates or to other contracts, certificates or agreements, or we may transfer the excess to our General Account.

We reserve the right, subject to compliance with applicable law; (1) to add Investment Funds (or sub-funds of Investment Funds) to, or to remove Investment Funds (or sub-funds) from, the Separate Account, or to add other separate accounts; (2) to combine any two or more Investment Funds or sub-funds thereof; (3) to transfer the assets we determine to be the share of the class of contracts to which the Certificates belong from any Investment Fund to another Investment Fund; (4) to operate the Separate Account or any Investment Fund as a management investment company under the 1940 Act, in which case charges and expenses that otherwise would be assessed against an underlying mutual fund would be assessed against the Separate Account; (5) to deregister the Separate Account under the 1940 Act, provided that such action conforms with the requirements of applicable law; (6) to restrict or eliminate any voting rights as to the Separate Account; and (7) to cause one or more Investment Funds to invest some or all of their assets in one or more other trusts or investment companies. If any changes are made that result in a material change in the underlying investment policy of an Investment Fund, you will be notified as required by law.

HR TRUST

HR Trust is an open-end diversified management investment company, more commonly called a mutual fund. As a "series" type of mutual fund, it issues several different series of stock, each of which relates to a different Portfolio of HR Trust. HR Trust commenced operations in January 1976 with a predecessor of its Alliance Common Stock Portfolio. HR Trust does not impose a sales charge or "load" for buying and selling its shares. All dividend distributions to HR Trust are reinvested in full and fractional shares of the Portfolio to which they relate. Investment Funds that invest in Portfolios of HR Trust purchase Class IB shares of a corresponding Portfolio of HR Trust. More detailed information about HR Trust, its investment objectives, policies, restrictions, risks, expenses, the Rule 12b-1 Plan relating to Class IB shares, and all other aspects of its operations appears in its prospectus which accompanies this prospectus or in its statement of additional information.

HR TRUST'S MANAGER AND ADVISER

HR Trust is managed and advised by Alliance Capital Management L.P. (Alliance), which is registered with the SEC as an investment adviser under the 1940 Act. Alliance, a publicly-traded limited partnership, is indirectly majority-owned by Equitable Life. On December 31, 1996, Alliance was managing approximately $182.8 billion in assets. Alliance acts as an investment adviser to various separate accounts and general accounts of Equitable Life and other affiliated insurance companies. Alliance also provides management and consulting services to mutual funds, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

Alliance's main office is located at 1345 Avenue of the Americas, New York, New York 10105.

EQ TRUST

EQ Trust is an open-end management investment company. As a "series type" of mutual fund, EQ Trust issues different series of stock, each of which relates to a different Portfolio of EQ Trust. EQ Trust commenced operations on May 1, 1997. EQ Trust does not impose a sales charge or "load" for buying and selling its shares. All dividend distributions to EQ Trust are reinvested in full and fractional shares of the Portfolio to which they relate. Investment Funds that invest in Portfolios of EQ Trust purchase Class IB shares of a corresponding Portfolio of EQ Trust. More detailed information about EQ Trust, its investment objectives, policies and restrictions, risks, expenses, the Rule 12b-1 Plan relating to the Class IB shares, and all other aspects of its operations appears in its prospectus which accompanies this prospectus and in its statement of additional information.

EQ TRUST'S MANAGER AND ADVISERS

EQ Trust is managed by EQ Financial Consultants, Inc. (EQ Financial) which, subject to supervision and direction of the Trustees of EQ Trust, has overall responsibility for the general management of EQ Trust. EQ Financial is an investment adviser registered under the 1940 Act, and a broker-dealer registered under the Exchange Act. EQ Financial is a Delaware corporation and an indirect, wholly-owned subsidiary of Equitable Life.

EQ Financial's main office is located at 1290 Avenue of the Americas, New York, New York 10104.

EQ Financial has entered into investment advisory agreements with Putnam Investments, Massachusetts Financial Services Company, Merrill Lynch Asset Management, L.P., Morgan Stanley Asset Management Inc., T. Rowe Price Associates, Inc. and Rowe Price-Fleming International, Inc., and Warburg, Pincus Counsellors, Inc., which serve as advisers to EQ/Putnam, MFS, Merrill Lynch, Morgan Stanley, T. Rowe Price, and Warburg Pincus Portfolios, respectively, of EQ Trust.

INVESTMENT POLICIES AND OBJECTIVES OF HR TRUST'S PORTFOLIOS AND EQ TRUST'S PORTFOLIOS

Each Portfolio has a different investment objective which it tries to achieve by following separate investment policies. The policies and objectives of each Portfolio will affect its return and its risks. There is no guarantee that these objectives will be achieved. Set forth below is a summary of the investment policies and objectives of each Portfolio. This summary is qualified in its entirety by reference to the prospectuses for HR Trust and EQ Trust, both of which accompany this prospectus. Please read the prospectuses for each of the trusts carefully before investing.

PORTFOLIO                                         INVESTMENT POLICY                         OBJECTIVE
---------                                         -----------------                         ---------
HR TRUST
Alliance Conservative           Diversified mix of publicly traded equity and debt          High total return without, in
 Investors                      securities.                                                 the adviser's opinion, undue
                                                                                            risk to principal

Alliance Growth Investors       Diversified mix of publicly traded equity and fixed         High total return consistent
                                income securities, including at times common stocks         with the adviser's
                                issued by intermediate and small-sized companies and        determination of reasonable
                                at times lower quality fixed income securities              risk
                                commonly known as "junk bonds."

Alliance Growth & Income        Primarily income producing common stocks and                High total return through a
                                securities convertible into common stocks.                  combination of current income
                                                                                            and capital appreciation

Alliance Common Stock           Primarily common stock and other equity-type                Long-term growth of capital
                                instruments.                                                and increasing income

Alliance Global                 Primarily equity securities of non-United States as         Long-term growth of capital
                                well as United States companies.

Alliance International          Primarily equity securities selected principally to         Long-term growth of capital
                                permit participation in non-United States companies
                                with prospects for growth.

Alliance Aggressive Stock       Primarily common stocks and other equity-type               Long-term growth of capital
                                securities issued by quality small and intermediate
                                sized companies with strong growth prospects and in
                                covered options on those securities.

Alliance Small Cap  Growth      Primarily U.S. common stocks and other equity-type          Long-term growth of capital
                                securities issued by smaller companies that, in the
                                opinion of the adviser, have favorable growth
                                prospects.

Alliance Money Market           Primarily high quality U.S. dollar denominated money        High level of current income
                                market instruments.                                         while preserving assets and
                                                                                            maintaining liquidity

Alliance Intermediate           Primarily debt securities issued or guaranteed as to        High current income
 Government Securities          principal and interest by the U.S. government or any        consistent with relative
                                of its agencies or instrumentalities. Each investment       stability of principal
                                will have a final maturity of not more than 10 years
                                or a duration not exceeding that of a 10-year Treasury
                                note.

                                       11

PORTFOLIO                                         INVESTMENT POLICY                         OBJECTIVE
---------                                         -----------------                         ---------

Alliance High Yield             Primarily a diversified mix of high yield,                  High return by maximizing
                                fixed-income securities which generally involve             current income and, to the
                                greater volatility of price and risk of principal and       extent consistent with that
                                income than higher quality fixed-income securities.         objective, capital
                                Lower quality debt securities are commonly known as         appreciation
                                "junk bonds."

EQ TRUST
EQ/Putnam Balanced              A well-diversified portfolio of stocks and bonds that       Balanced investment
                                will produce both capital growth and current income.

EQ/Putnam Growth &              Primarily common stocks that offer potential for            Capital growth and,
 Income Value                   capital growth and may, consistent with the                 secondarily, current income
                                Portfolio's investment objective, invest in common
                                stocks that offer potential for current income.

MFS Emerging Growth             Primarily (i.e., at least 80% of its assets under           Long-term growth of capital
 Companies                      normal circumstances) in common stocks of emerging
                                growth companies that the Portfolio adviser believes
                                are early in their life cycle but which have the
                                potential to become major enterprises.

MFS Research                    A substantial portion of assets invested in common          Long-term growth of capital
                                stock or securities convertible into common stock of        and future income
                                companies believed by the Portfolio adviser to possess
                                better than average prospects for long-term growth.

Merrill Lynch Basic Value       Investment in securities, primarily equities, that the      Capital appreciation and,
 Equity                         Portfolio adviser believes are undervalued and              secondarily, income
                                therefore represent basic investment value.

Merrill Lynch World             Investment primarily in a portfolio of equity and           High total investment return
 Strategy                       fixed-income securities, including convertible
                                securities, of U.S. and foreign issuers.

Morgan Stanley Emerging         Primarily equity securities of emerging market country      Long-term capital
 Markets Equity*                issuers with a focus on those in which the Portfolio's      appreciation
                                adviser believes the economies are developing strongly
                                and in which the markets are becoming more
                                sophisticated.

T. Rowe Price Equity            Primarily dividend paying common stocks of established      Substantial dividend income
 Income                         companies.                                                  and also capital appreciation

T. Rowe Price International     Primarily common stocks of established non-United           Long-term growth of capital
 Stock                          States companies.

Warburg Pincus Small            Primarily in a portfolio of equity securities of small      Long-term capital
 Company Value                  capitalization companies (i.e., companies having            appreciation
                                market capitalizations of $1 billion or less at the
                                time of initial purchase) that the Portfolio adviser
                                considers to be relatively undervalued.

--------------
*      Will be available on or about September 2, 1997.

-------------------------------------------------------------------------------

                     PART 2: THE GUARANTEED PERIOD ACCOUNT

-------------------------------------------------------------------------------

GUARANTEE PERIODS

Each amount allocated to a Guarantee Period and held to the Period's Expiration Date accumulates interest at a Guaranteed Rate. The Guaranteed Rate for each allocation is the annual interest rate applicable to new allocations to that Guarantee Period, which was in effect on the Transaction Date for the allocation. We may establish different Guaranteed Rates under different classes of Certificates. We use the term GUARANTEED PERIOD AMOUNT to refer to the amount allocated to and accumulated in each Guarantee Period. The Guaranteed Period Amount is reduced or increased by any market value adjustment as a result of withdrawals, transfers or charges (see below).

Your Guaranteed Period Account contains the Guarantee Periods to which you have allocated Annuity Account Value. On the Expiration Date of a Guarantee Period, its Guaranteed Period Amount and its value in the Guaranteed Period Account are equal. We call the Guaranteed Period Amount on an Expiration Date the Guarantee Period's Maturity Value. We report the Annuity Account Value in your Guaranteed Period Account to reflect any market value adjustment that would apply if all Guaranteed Period Amounts were withdrawn as of the calculation date. The Annuity Account Value in the Guaranteed Period Account on any Business Day, therefore, will be the sum of the present value of the Maturity Value in each Guarantee Period, using the Guaranteed Rate in effect for new allocations to each such Guarantee Period on such date.

Guarantee Periods and Expiration Dates

We currently offer Guarantee Periods ending on February 15th for each of the maturity years 1998 through 2007. Not all Guarantee Periods will be available for Annuitants ages 76 and above. See "Allocation of Contributions" in Part
3. Also, the Guarantee Periods may not be available for investment in all states. As Guarantee Periods expire we expect to add maturity years so that generally 10 are available at any time.

We will not accept allocations to a Guarantee Period if, on the Transaction
Date:

o Such Transaction Date and the Expiration Date for such Guarantee Period fall within the same calendar year.
o  The Guaranteed Rate is 3%.
o The Guarantee Period has an Expiration Date beyond the February 15th immediately following the Annuity Commencement Date.

Guaranteed Rates and Price Per $100 of Maturity Value

Because the Maturity Value of a contribution allocated to a Guarantee Period can be determined at the time it is made, you can determine the amount required to be allocated to a Guarantee Period in order to produce a target Maturity Value (assuming no transfers or withdrawals are made and no charges are allocated to the Guarantee Period). The required amount is the present value of that Maturity Value at the Guaranteed Rate on the Transaction Date for the contribution, which may also be expressed as the price per $100 of Maturity Value on such Transaction Date.

Guaranteed Rates for new allocations as of April 15, 1997 and the related price per $100 of Maturity Value for each currently available Guarantee Period were as follows:

    GUARANTEE
  PERIODS WITH     GUARANTEED
 EXPIRATION DATE   RATE AS OF      PRICE
FEBRUARY 15TH OF   APRIL 15,    PER $100 OF
  MATURITY YEAR       1997     MATURITY VALUE
  -------------       ----     --------------
       1998           4.93%        $96.05
       1999           5.40          90.78
       2000           5.64          85.58
       2001           5.76          80.65
       2002           5.86          75.91
       2003           5.94          71.39
       2004           6.03          66.99
       2005           6.09          62.89
       2006           6.17          58.89
       2007           6.23          55.16

Allocation Among Guarantee Periods

The same approach as described above may also be used to determine the amount which you would need to allocate to each Guarantee Period in order to create a series of constant Maturity Values for two or more years.

For example, if you wish to have $100 mature on February 15th of each of years 1998 through 2002, then according to the above table the lump sum contribution you would have to make as of April 15, 1997 would be $428.97 (i.e., the sum of the price per $100 of Maturity Value for each maturity year from 1998 through 2002).

The above example is provided to illustrate the use of present value calculations. It does not take into account the potential for charges to be deducted, withdrawals or transfers to be made from Guarantee Periods or the market value adjustment that would apply to such transactions. Actual calculations will be based on Guaranteed Rates on each actual Transaction Date, which may differ.

Options at Expiration Date

We will notify you on or before December 31st prior to the Expiration Date of each Guarantee Period in which you have any Guaranteed Period Amount. You may elect one of the following options to be effective at the Expiration Date, subject to the restrictions set forth on the prior page and under "Allocation of Contributions" in Part 3:

  (a) to transfer the Maturity Value into any Guarantee Period we are then offering, or into any of our Investment Funds; or

  (b) to withdraw the Maturity Value (subject to any withdrawal charges which may apply).

If we have not received your election as of the Expiration Date, the Maturity Value in the expired Guarantee Period will be transferred into the Guarantee Period with the earliest Expiration Date.

MARKET VALUE ADJUSTMENT FOR
TRANSFERS, WITHDRAWALS OR SURRENDER
PRIOR TO THE EXPIRATION DATE

Any withdrawal (including transfers, surrender and deductions) from a Guarantee Period prior to its Expiration Date will cause any remaining Guaranteed Period Amount for that Guarantee Period to be increased or decreased by a market value adjustment. The amount of the adjustment will depend on two factors: (a) the difference between the Guaranteed Rate applicable to the amount being withdrawn and the Guaranteed Rate on the Transaction Date for new allocations to a Guarantee Period with the same Expiration Date, and (b) the length of time remaining until the Expiration Date. In general, if interest rates have risen between the time when an amount was originally allocated to a Guarantee Period and the time it is withdrawn, the market value adjustment will be negative, and vice versa; and the longer the period of time remaining until the Expiration Date, the greater the impact of the interest rate difference. Therefore, it is possible that a significant rise in interest rates could result in a substantial reduction in your Annuity Account Value in the Guaranteed Period Account related to longer term Guarantee Periods.

The market value adjustment (positive or negative) resulting from a withdrawal of all funds from a Guarantee Period will be determined for each contribution allocated to that Guarantee Period as follows:

(1) We determine the present value of the Maturity Value on the Transaction Date as follows:

  (a) We determine the Guaranteed Period Amount that would be payable on the Expiration Date, using the applicable Guaranteed Rate.

  (b) We determine the period remaining in your Guarantee Period (based on the Transaction Date) and convert it to fractional years based on a 365 day year. For example three years and 12 days becomes 3.0329.

  (c) We determine the current Guaranteed Rate which applies on the Transaction Date to new allocations to the same Guarantee Period.

  (d) We determine the present value of the Guaranteed Period Amount payable at the Expiration Date, using the period determined in (b) and the rate determined in (c).

(2)    We determine the Guaranteed Period Amount as of the current date.

(3) We subtract (2) from the result in (1)(d). The result is the market value adjustment applicable to such Guarantee Period, which may be positive or negative.

The market value adjustment (positive or negative) resulting from a withdrawal (including any withdrawal charges) of a portion of the amount in a Guarantee Period will be a percentage of the market value adjustment that would be applicable upon a withdrawal of all funds from a Guarantee Period. This percentage is determined by (i) dividing the amount of the withdrawal or transfer from the Guarantee Period by (ii) the Annuity Account Value in such Guarantee Period prior to the withdrawal or transfer. See Appendix I for an example.

The Guaranteed Rate for new allocations to a Guarantee Period is the rate we have in effect for this purpose even if new allocations to that Guarantee Period would not be accepted at the time. This rate will not be less than 3%. If we do not have a Guaranteed Rate in effect for a Guarantee Period to which the "current Guaranteed Rate" in (1)(c) would apply, we will use the rate at the next closest Expiration Date. If we are no longer offering new Guarantee Periods, the "current Guaranteed Rate" will be determined in accordance with our procedures then in effect. For purposes of calculating the market value adjustment only, we reserve the right to add up to 0.25% to the current rate in (1)(c) above.

INVESTMENTS

Amounts allocated to Guarantee Periods will be held in a "nonunitized" separate account established by Equitable Life under the laws of New York. This separate account provides an additional measure of assurance that full payment of amounts due under the Guarantee Periods will be made. Under the New York Insurance Law, the portion of the separate account's assets equal to the reserves and other contract liabilities relating to the Certificates are not chargeable with liabilities arising out of any other business we may conduct.

Investments purchased with amounts allocated to the Guaranteed Period Account are the property of Equitable Life. Any favorable investment performance on the assets held in the separate account accrues solely to Equitable Life's benefit. Certificate Owners do not participate in the performance of the assets held in this separate account. Equitable Life may, subject to applicable state law, transfer all assets allocated to the separate account to its general account. Regardless of whether assets supporting Guaranteed Period Accounts are held in a separate account or our general account, all benefits relating to the Annuity Account Value in the Guaranteed Period Account are guaranteed by Equitable Life.

Equitable Life has no specific formula for establishing the Guaranteed Rates for the Guarantee Periods. Equitable Life expects the rates to be influenced by, but not necessarily correspond to, among other things, the yields on the fixed income securities to be acquired with amounts that are allocated to the Guarantee Periods at the time that the Guaranteed Rates are established. Our current plans are to invest such amounts in fixed income obligations, including corporate bonds, mortgage backed and asset backed securities and government and agency issues having durations in the aggregate consistent with those of the Guarantee Periods.

Although the foregoing generally describes Equitable Life's plans for investing the assets supporting Equitable Life's obligations under the fixed portion of the Certificates, Equitable Life is not obligated to invest those assets according to any particular plan except as may be required by state insurance laws, nor will the Guaranteed Rates Equitable Life establishes be determined by the performance of the nonunitized separate account.

General Account

Our general account supports all of our policy and contract guarantees, including those applicable to the Guaranteed Period Account, as well as our general obligations.

The general account is subject to regulation and supervision by the Insurance Department of the State of New York and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Because of applicable exemptions and exclusionary provisions, interests in the general account have not been registered under the Securities Act of 1933, as amended (1933 Act), nor is the general account an investment company under the 1940 Act. Accordingly, the general account is not subject to regulation under the 1933 Act or the 1940 Act. However, the market value adjustment interests under the Certificates are registered under the 1933 Act.

We have been advised that the staff of the SEC has not made a review of the disclosure that is included in this prospectus for your information that relates to the general account (other than market value adjustment interests). The disclosure, however, may be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

-------------------------------------------------------------------------------

        PART 3: PROVISIONS OF THE CERTIFICATES AND SERVICES WE PROVIDE

-------------------------------------------------------------------------------

WHAT IS THE ACCUMULATOR?

The Accumulator Certificate is a deferred annuity designed to provide for the accumulation of retirement savings, and for income at a future date. Investment Options available are Investment Funds providing variable returns and Guarantee Periods providing guaranteed interest when held to maturity. Accumulator Certificates are issued as non-qualified annuities for after-tax contributions. The provisions of your Certificate may be restricted by applicable laws or regulations. The Certificates may not be available in all states.

Earnings generally accumulate on a tax-deferred basis until withdrawn or when distributions become payable. Withdrawals made prior to age 59 1/2 may be subject to tax penalty.

When issued with the appropriate endorsement, an Accumulator Certificate may be purchased by a plan qualified under Section 401(a) of the Code. Such purchases may not be available in all states. Plan fiduciaries considering purchase of a Certificate should read the important information in Appendix II.

AVAILABILITY OF THE CERTIFICATES

The Certificates are available for Annuitant issue ages 20 through 83.

CONTRIBUTIONS UNDER THE CERTIFICATES

Your initial contribution must be at least $5,000. Subsequent contributions may be made in an amount of at least $1,000 at any time up until the Annuitant attains age 84. We may refuse to accept any contributions if the sum of all contributions under all accumulation Certificates with the same Annuitant would then total more than $1,500,000. We reserve the right to limit aggregate contributions made after the first Contract Year to 150% of first year contributions. We may also refuse to accept any contribution if the sum of all contributions under all Equitable Life annuity accumulation certificates/contracts that you own would then total more than $2,500,000.

Contributions are credited as of the Transaction Date.

METHODS OF PAYMENT

Except as indicated below, all contributions must be made by check drawn on a bank or credit union in the U.S., in U.S. dollars and made payable to Equitable Life. All checks are accepted subject to collection. Contributions must be sent to Equitable Life at our Processing Office address designated for contributions. Your initial contribution must be accompanied by a completed application which is acceptable to us. In the event the application information or the application is otherwise not acceptable, we may retain your contribution for a period not exceeding five Business Days while an attempt is made to obtain the required information. If the required information cannot be obtained within those five Business Days, the Processing Office will inform the agent, on behalf of the applicant, of the reasons for the delay and return the contribution immediately to the applicant, unless the applicant specifically consents to our retaining the contribution until the required information is received by the Processing Office.

ALLOCATION OF CONTRIBUTIONS

You may choose Self-Directed, Principal Assurance or Dollar Cost Averaging allocations.

A contribution allocated to an Investment Fund purchases Accumulation Units in that Investment Fund based on the Accumulation Unit Value for that Investment Fund computed on the Transaction Date. A contribution allocated to the Guaranteed Period Account will have the Guaranteed Rate for the specified Guarantee Period offered on the Transaction Date.

Self-Directed Allocation

You allocate your contributions to one or up to all of the available Investment Options. Allocations among the Investment Options must be in whole percentages. Allocation percentages can be changed at any time by writing to our Processing Office, or by telephone. The change will be effective on the Transaction Date and will remain in effect for future contributions unless another change is requested.

At Annuitant ages 76 and above, allocations to Guarantee Periods must be limited to those with maturities of five years or less and with maturity dates no later than the February 15th immediately following the Annuity Commencement Date.

Principal Assurance

This option (for Annuitant issue ages 20 through 75) assures that your Maturity Value in a specified

Guarantee Period will equal your initial contribution on the Guarantee Period's Expiration Date, while at the same time allowing you to invest in the Investment Funds. It may be elected only at issue of your Certificate and assumes no withdrawals or transfers from the Guarantee Period. The maturity year generally may not be later than 10 years nor earlier than seven years from the Contract Date. In order to accomplish this strategy, we will allocate a portion of your initial contribution to the selected Guarantee Period. See "Guaranteed Rates and Price Per $100 of Maturity Value" in Part
2. The balance of your initial contribution and all subsequent contributions must be allocated under "Self-Directed Allocation" as described above.

FREE LOOK PERIOD

You have the right to examine the Accumulator Certificate for a period of 10 days after you receive it, and to return it to us for a refund. You cancel it by sending it to our Processing Office. The free look is extended if your state requires a refund period of longer than 10 days.

Your refund will equal the Annuity Account Value reflecting any investment gain or loss, and any positive or negative market value adjustment, through the date we receive your Certificate at our Processing Office. Some states may require that we calculate the refund differently. If you cancel your Certificate during the free look period, we may require that you wait six months before you may apply for a Certificate with us again.

We follow these same procedures if you change your mind before you receive your Certificate, but after a contribution has been made. See "Part 6: Tax Aspects of the Certificates" for possible consequences of cancelling your Certificate during the free look period.

ANNUITY ACCOUNT VALUE

Your Annuity Account Value is the sum of the amounts in the Investment
Options.

Annuity Account Value in Investment Funds

The Annuity Account Value in an Investment Fund on any Business Day is equal to the number of Accumulation Units in that Investment Fund times the Accumulation Unit Value for the Investment Fund for that date. The number of Accumulation Units in an Investment Fund at any time is equal to the sum of Accumulation Units purchased by contributions and transfers less the sum of Accumulation Units redeemed for withdrawals, transfers or deductions for charges.

The number of Accumulation Units purchased or sold in any Investment Fund equals the dollar amount of the transaction divided by the Accumulation Unit Value for that Investment Fund for the applicable Transaction Date.

The number of Accumulation Units will not vary because of any later change in the Accumulation Unit Value. The Accumulation Unit Value varies with the investment performance of the corresponding Portfolios of each respective trust, which in turn reflects the investment income and realized and unrealized capital gains and losses of the Portfolios, as well as each trust's fees and expenses. The Accumulation Unit Value is also stated after deduction of the Separate Account asset charges relating to the Certificates. A description of the computation of the Accumulation Unit Value is found in the SAI.

Annuity Account Value in Guaranteed Period
Account

The Annuity Account Value in the Guaranteed Period Account on any Business Day will be the sum of the present value of the Maturity Value in each Guarantee Period, using the Guaranteed Rate in effect for new allocations to such Guarantee Period on such date. (This is equivalent to the Guaranteed Period Amount increased or decreased by the full market value adjustment.) The Annuity Account Value, therefore, may be higher or lower than the contributions (less withdrawals) accumulated at the Guaranteed Rate. At the Expiration Date the Annuity Account Value in the Guaranteed Period Account will equal the Maturity Value. See "Part 2: The Guaranteed Period Account."

TRANSFERS AMONG INVESTMENT OPTIONS

At any time prior to the Annuity Commencement Date, you may transfer all or portions of your Annuity Account Value among the Investment Options, subject to the following restrictions.

  o Transfers out of a Guarantee Period other than at the Expiration Date will result in a market value adjustment. See "Part 2: The Guaranteed Period Account."
  o At Annuitant ages 76 and above, transfers to Guarantee Periods must be limited to those with maturities of five years or less and with maturity dates no later than the February 15th immediately following the Annuity Commencement Date.
  o Transfers may not be made to a Guarantee Period with an Expiration Date in the current calendar year, or if the Guaranteed Rate is 3%.

Transfer requests must be made directly to our Processing Office. Your request for a transfer should specify your Certificate number, the amounts or percentages to be transferred and the Investment Options to and from which the amounts are to be transferred. Your transfer request may be in writing or by telephone.

For telephone transfer requests, procedures have been established by Equitable Life that are considered to be reasonable and are designed to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting on telephone instructions and providing written confirmation. In light of the procedures established, Equitable Life will not be liable for following telephone instructions that it reasonably believes to be genuine.

We may restrict, in our sole discretion, the use of an agent acting under a power of attorney, such as a market timer, on behalf of more than one Certificate Owner to effect transfers. Any agreements to use market timing services to effect transfers are subject to our rules then in effect and must be on a form satisfactory to us.

A transfer request will be effective on the Transaction Date and the transfer to or from Investment Funds will be made at the Accumulation Unit Value next computed after the Transaction Date. All transfers will be confirmed in writing.

DOLLAR COST AVERAGING

We offer two Dollar Cost Averaging programs as described below. The main objective of dollar cost averaging is to attempt to shield your investment from short term price fluctuations. Since approximately the same dollar amounts are transferred from the Alliance Money Market Fund to other Investment Funds periodically, more Accumulation Units are purchased in an Investment Fund if the value per Accumulation Unit is low and fewer Accumulation Units are purchased if the value per Accumulation Unit is high. Therefore, a lower average value per Accumulation Unit may be achieved over the long term. This plan of investing allows you to take advantage of market fluctuations but does not assure a profit or protect against a loss in declining markets.

Special Dollar Cost Averaging

For Certificate Owners who at issue of the Certificate want to dollar cost average their entire initial contribution from the Alliance Money Market Fund into the other Investment Funds monthly over a period of twelve months, we offer a Special Dollar Cost Averaging program under which the mortality and expense risks and administration charges normally deducted from the Alliance Money Market Fund will not be deducted. See "Charges Deducted from the Investment Funds" in Part 4.

General Dollar Cost Averaging

If you have at least $5,000 of Annuity Account Value in the Alliance Money Market Fund, you may choose to have a specified dollar amount or percentage of your Annuity Account Value transferred from the Alliance Money Market Fund to other Investment Funds on a monthly, quarterly or annual basis. This program may be elected at any time.

The minimum amount that may be transferred on each Transaction Date is $250. The maximum amount which may be transferred is equal to the Annuity Account Value in the Alliance Money Market Fund at the time the option is elected, divided by the number of transfers scheduled to be made each Contract Year. Dollar Cost Averaging may not be elected while the Systematic Withdrawal option (described under "Withdrawal Options" below) is in effect.

The transfer date will be the same calendar day of the month as the Contract Date. If, on any transfer date, the Annuity Account Value in the Alliance Money Market Fund is equal to or less than the amount you have elected to have transferred, the entire amount will be transferred and the dollar cost averaging option will end. You may change the transfer amount once each Contract Year, or cancel this option by sending us satisfactory notice to our Processing Office at least seven calendar days before the next transfer date.

BASEBUILDER BENEFITS

The baseBUILDER option provides guaranteed benefits in the form of a Combined Guaranteed Minimum Death Benefit and Guaranteed Minimum Income Benefit. The combined benefit (Plan A) for which there is a charge is available for Annuitant issue ages 20 through 75. You elect Plan A in the application. Once elected, the benefit may not be changed. See "Combined Guaranteed Minimum Death Benefit and Guaranteed Minimum Income Benefit Charge" in Part 4. If you do not elect the combined benefit, the Guaranteed Minimum Death Benefit is still provided under the Certificate at a lower charge. The combined benefit (Plan A) is not currently available in New York.

If the Annuitant is age 76 or older and you are interested in the Combined Guaranteed Minimum

Death Benefit and Guaranteed Minimum Income Benefit, ask your agent for a copy of the prospectus supplement describing this benefit.

DEATH BENEFIT

When the Annuitant Dies

Generally, upon receipt of proof satisfactory to us of the Annuitant's death prior to the Annuity Commencement Date, we will pay the death benefit to the beneficiary named in your Certificate. You designate the beneficiary at the time you apply for the Certificate. While the Certificate is in effect, you may change your beneficiary by writing to our Processing Office. The change will be effective on the date the written submission was signed. The death benefit payable will be determined as of the date we receive such proof of death and any required instructions as to the method of payment.

The death benefit applicable to Certificates issued in all states except New York is equal to the sum of:

 (1) the Annuity Account Value in the Investment Funds, or, if greater, the Guaranteed Minimum Death Benefit defined below; and

 (2) the death benefit provided with respect to the Guaranteed Period Account, which is equal to the Annuity Account Value in the Guaranteed Period Account or, if greater, the sum of the Guaranteed Period Amounts in each Guarantee Period. See "Part 2: The Guaranteed Period Account."

GUARANTEED MINIMUM DEATH BENEFIT

Your Guaranteed Minimum Death Benefit is the minimum amount payable with respect to the Investment Funds upon the death of the Annuitant.

Applicable for Annuitant issue ages 20 through 79

6% to Age 80 Benefit--On the Contract Date, the Guaranteed Minimum Death Benefit is equal to the portion of the initial contribution allocated to the Investment Funds. Thereafter, the Guaranteed Minimum Death Benefit is credited with interest at 6% (3% for amounts in the Alliance Money Market and Alliance Intermediate Government Securities Funds, except as indicated below) on each Contract Date anniversary through the Annuitant's age 80 (or at the Annuitant's death, if earlier), and 0% thereafter, and is adjusted for any subsequent contributions and transfers into the Investment Funds and transfers and withdrawals from such Funds. The Guaranteed Minimum Death Benefit interest applicable to amounts in the Alliance Money Market Fund under the Special Dollar Cost Averaging program (described above) will be 6%.

Applicable for Annuitant issue ages 80 through 83

On the Contract Date, the Guaranteed Minimum Death Benefit is equal to the portion of the initial contribution allocated to the Investment Funds. Thereafter, the Guaranteed Minimum Death Benefit is equal to such portion of the initial contribution plus (a) any subsequent contributions and transfers into the Investment Funds, less (b) any transfers and withdrawals from such Funds.

Withdrawals will reduce your Guaranteed Minimum Death Benefit, see "How Withdrawals and Transfer Affect Your Guaranteed Minimum Death Benefit and Guaranteed Minimum Income Benefit" below.

For the death benefit applicable to Certificates issued in New York, see Appendix III.

See Appendix IV for an example of the calculation of the Guaranteed Minimum Death Benefit.

HOW DEATH BENEFIT PAYMENT IS MADE

We will pay the death benefit to the beneficiary in the form of the annuity benefit you have chosen under your Certificate. If no annuity benefit has been chosen at the time of the Annuitant's death, the beneficiary will receive the death benefit in a lump sum. However, subject to any exceptions in the Certificate, Equitable Life's rules then in effect and any other applicable requirements under the Code, the beneficiary may elect to apply the death benefit to one or more annuity benefits offered by Equitable Life. See "Annuity Benefits and Payout Annuity Options" below. Note that if you are both the Certificate Owner and the Annuitant, only a life annuity or an annuity that does not extend beyond the life expectancy of the beneficiary may be elected.

Successor Annuitant

If you are both the Certificate Owner and the Annuitant and you elect your spouse to be both the sole primary beneficiary and the successor Annuitant/ Certificate Owner, then no death benefit is payable until your surviving spouse's death.

On the Processing Date following your death, if the successor Annuitant/Certificate Owner election was elected at issue of your Certificate and is in effect at your death, the Guaranteed Minimum Death Benefit will be reset at the greater of the then current Guaranteed Minimum Death Benefit and the then current Annuity Account Value in the Investment Funds. In determining whether the Guaranteed Minimum Death Benefit will continue to grow, we will use the age (as of the Processing Date) of the successor Annuitant/Certificate Owner.

WHEN THE CERTIFICATE OWNER DIES
BEFORE THE ANNUITANT

When you are not the Annuitant and you die before the Annuity Commencement Date, the beneficiary named to receive the death benefit upon the Annuitant's death will automatically succeed as Certificate Owner (unless you name a different person as a successor Owner in a written form acceptable to us and send it to our Processing Office). The Certificate provides that the original Certificate Owner's entire interest in the Certificate be completely distributed to the named beneficiary by the fifth anniversary of such Owner's death (unless an annuity benefit is elected and payments begin within one year after the Certificate Owner's death and are made over the beneficiary's life or over a period not to exceed the beneficiary's life expectancy). If an annuity benefit has not been elected, as described above, on the fifth anniversary of your death, we will pay any Annuity Account Value remaining on such date, less any applicable withdrawal charge. If the successor Certificate Owner is your surviving spouse, no distributions are required as long as both the surviving spouse and the Annuitant are living.

GUARANTEED MINIMUM INCOME BENEFIT

The Guaranteed Minimum Income Benefit provides a minimum amount of guaranteed lifetime income with respect to the Investment Funds when you apply your Annuity Account Value in the Investment Funds under your Accumulator Certificate to an Income Manager(SM) (Life Annuity with a Period Certain) payout annuity certificate. The Income Manager provides payments during a period certain with payments continuing for life thereafter. This means that payments will be made for the rest of the Annuitant's life. In addition, if the Annuitant dies before a specified period of time (period certain) has ended, payments will continue to the beneficiary for the balance of the period certain.

On the Transaction Date that you exercise your Guaranteed Minimum Income Benefit, the annual lifetime income that will be provided under the Income Manager (Life Annuity with a Period Certain) will be the greater of (i) your Guaranteed Minimum Income Benefit, and (ii) the income provided by application of your Annuity Account Value in the Investment Funds at our then current annuity factors. The Guaranteed Minimum Income Benefit does not provide an Annuity Account Value or guarantee performance of your Investment Funds. Because it is based on conservative actuarial factors, the level of lifetime income that it guarantees may often be less than the level that would be provided by application of your Annuity Account Value at current annuity factors. It should therefore be regarded as a safety net.

If you have any Annuity Account Value in the Guaranteed Period Account under your Accumulator Certificate as of the Transaction Date that you exercise your Guaranteed Minimum Income Benefit, such Annuity Account Value will also be applied (at current annuity factors) toward the purchase of payments under the Income Manager (Life Annuity with a Period Certain). Such Annuity Account Value will increase the payments provided by the Guaranteed Minimum Income Benefit. A market value adjustment may apply.

Illustrated below are Guaranteed Minimum Income Benefit amounts per $100,000 of initial contribution, for a male Annuitant age 60 (at issue) on Contract Date anniversaries as indicated below, assuming allocation only to the Investment Funds (excluding the Alliance Money Market and Alliance Intermediate Government Securities Funds), no subsequent contributions, transfers or withdrawals.

                 GUARANTEED MINIMUM
                INCOME BENEFIT ANNUAL
 CONTRACT DATE     INCOME PAYABLE
ANNIVERSARY AT      FOR LIFE WITH
    ELECTION       10 YEAR CERTAIN
    --------       ---------------
       7               $8,992
       10              12,160
       15              18,358


Withdrawals and transfers will reduce your Guaranteed Minimum Income Benefit, see "How Withdrawals and Transfers Affect Your Guaranteed Minimum Death Benefit and Guaranteed Minimum Income Benefit" below.

The Guaranteed Minimum Income Benefit may be exercised only within 30 days following the seventh or later Contract Date anniversary under your Accumulator Certificate. However, it may not be exercised earlier than the Annuitant's age 60, nor later than the Annuitant's age 83; except that for Annuitant's issue ages 20 through 44, it may be exercised following the 15th or later Contract Date anniversary.

When you exercise your Guaranteed Minimum Income Benefit, you will receive an Income Manager (Life Annuity with a Period Certain) payout annuity certificate in exchange for your Accumulator Certificate with at least the minimum annual income specified and a period certain based on the Annuitant's age at the time the benefit is exercised as follows:

               LEVEL PAYMENTS*
  -----------------------------------------
  ANNUITANT'S AGE
    AT ELECTION       PERIOD CERTAIN YEARS
    -----------       --------------------
    60 through 80              10
         81                     9
         82                     8
         83                     7

--------------
* Other forms and period certains may also be available.

Payments will start one payment mode from the Contract Date of the Income Manager certificate.

Each year on your Contract Date anniversary, if you are eligible to exercise your Guaranteed Minimum Income Benefit, we will send you an eligibility notice illustrating how much income could be provided on the Contract Date anniversary. You may then notify us within 30 days following the Contract Date anniversary if you want to exercise your Guaranteed Minimum Income Benefit by submitting the proper form and returning your Accumulator Certificate. The amount of income you actually receive will be determined on the Transaction Date that we receive your properly completed exercise notice.

You may also apply your Cash Value at any time to an Income Manager (Life Annuity with a Period Certain) payout annuity, and you may always apply your Annuity Account Value to any of our other life annuity benefits. The annuity benefits are discussed below. These benefits differ from the Income Manager payout annuities and may provide higher or lower income levels, but do not have all the features of Income Manager. You may request an illustration from your agent.

The Income Manager (Life Annuity with a Period Certain) is offered through our prospectus for the Income Manager payout annuities. A copy of the most current version may be obtained from your agent. You should read it carefully before you decide to exercise your Guaranteed Minimum Income Benefit.

Successor Annuitant/Certificate Owner

If the successor Annuitant/Certificate Owner election (discussed above) was elected at issue of the Certificate and is in effect at your death, the Guaranteed Minimum Income Benefit will continue to be available on Contract Date anniversaries seven and later based on the Contract Date of the Accumulator Certificate, provided the Guaranteed Minimum Income Benefit is exercised as specified above based on the age of the successor Annuitant/Certificate Owner.

WITHDRAWAL OPTIONS

The Accumulator is an annuity contract, even though you may elect to receive your benefits in a non-annuity form. You may take withdrawals from your Certificate before the Annuity Commencement Date and while the Annuitant is alive. Two withdrawal options are available: Lump Sum Withdrawals and Systematic Withdrawals. Withdrawals in excess of the 15% free corridor amount may result in withdrawal charges. See "Part 4: Deductions and Charges." Withdrawals may also be taxable and subject to tax penalty. See "Part 6: Tax Aspects of the Certificates."

Amounts withdrawn from the Guaranteed Period Account, other than at the Expiration Date, will result in a market value adjustment. See "Market Value Adjustment for Transfers, Withdrawals or Surrender Prior to the Expiration Date" in Part 2.

As a deterrent to early withdrawal (generally prior to age 59 1/2) the Code provides certain penalties. We may also be required to withhold income taxes from the amount distributed. These rules are outlined in "Part 6: Tax Aspects of the Certificates."

LUMP SUM WITHDRAWALS

You may take Lump Sum Withdrawals at any time subject to a minimum withdrawal amount of $1,000. A request to withdraw more than 90% of the Cash Value as of the Transaction Date will result in the termination of the Certificate and will be treated as a surrender of the Certificate for its Cash Value. See "Surrendering the Certificates to Receive the Cash Value," below.

To make a Lump Sum Withdrawal, you must submit a request satisfactory to us which specifies the Investment Options from which the Lump Sum Withdrawal will be taken. If we have received the information we require, the requested withdrawal will become effective on the Transaction Date and proceeds will usually be mailed within seven calendar days thereafter, but we may delay payment as described in "When Payments Are Made" below. If we receive only partially completed information, our Processing Office will contact you for specific instructions before your request can be processed.

SYSTEMATIC WITHDRAWALS

Systematic Withdrawals provide level percentage or level amount payouts. You may choose to receive Systematic Withdrawals on a monthly, quarterly or annual basis. You select a dollar amount or percentage of the Annuity Account Value to be withdrawn, subject to a maximum of 1.2% monthly, 3.6% quarterly and 15.0% annually, but in no event may any payment be less than $250. If at the time a System-atic Withdrawal is to be made, the withdrawal amount would be less than $250, no payment will be made and your Systematic Withdrawal election will terminate.

You select the date of the month when the withdrawals will be made, but you may not choose a date later than the 28th day of the month. If no date is selected, withdrawals will be made on the same calendar day of the month as the Contract Date. The commencement of payments under the Systematic Withdrawal option may not be elected to start sooner than 28 days after issue of the Certificate.

You may elect Systematic Withdrawals at any time by completing the proper form and sending it to our Processing Office. You may change the payment frequency of your Systematic Withdrawals once each Contract Year or cancel this withdrawal option at any time by sending notice in a form satisfactory to us. The notice must be received at our Processing Office at least seven calendar days prior to the next scheduled withdrawal date. You may also change the amount or percentage of your Systematic Withdrawals once in each Contract Year. However, you may not change the amount or percentage in any Contract Year where you have previously taken another withdrawal under the Lump Sum Withdrawals option described above.

Unless you specify otherwise, Systematic Withdrawals will be withdrawn on a pro rata basis from your Annuity Account Value in the Investment Funds. If there is insufficient value or no value in the Investment Funds, any additional amount of the withdrawal required or the total amount of the withdrawal, as applicable, will be withdrawn from the Guarantee Periods in order of the earliest Expiration Date(s) first.

HOW WITHDRAWALS AND TRANSFERS AFFECT YOUR GUARANTEED MINIMUM DEATH BENEFIT AND GUARANTEED MINIMUM INCOME BENEFIT

Except as described in the next sentence, each withdrawal and transfer will cause a reduction in your current Guaranteed Minimum Death Benefit and Guaranteed Minimum Income Benefit benefit base (described below) on a pro rata basis. Your current Guaranteed Minimum Death Benefit and Guaranteed Minimum Income Benefit benefit base will be reduced on a dollar-for-dollar basis as long as the sum of your withdrawals and transfers from the Investment Funds in any Contract Year is 6% or less of the beginning of Contract Year Guaranteed Minimum Death Benefit. Once a withdrawal or transfer is made that causes cumulative withdrawals and transfers from the Investment Funds in a Contract Year to exceed 6% of the beginning of Contract Year Guaranteed Minimum Death Benefit, that withdrawal or transfer and any subsequent withdrawals and transfers in that Contract Year will cause a pro rata reduction to occur.

Reduction on a dollar-for-dollar basis means your current Guaranteed Minimum Death Benefit and Guaranteed Minimum Income Benefit benefit base will be reduced by the dollar amount of the withdrawal. Reduction on a pro rata basis means that we calculate the percentage of the Annuity Account Value as of the Transaction Date that is being withdrawn and we reduce your current Guaranteed Minimum Death Benefit and Guaranteed Minimum Income Benefit benefit base by that same percentage. For example, if your Annuity Account Value is $10,000 and you withdraw $4,000 you have withdrawn 40% ($4,000/$10,000) of your Annuity Account Value. If your Guaranteed Minimum Death Benefit was $20,000 prior to the withdrawal, it would be reduced by $8,000 ($20,000 x .40) and your new Guaranteed Minimum Death Benefit after the withdrawal would be $12,000 ($20,000 -$8,000).

The timing of your withdrawals and whether they exceed the 6% threshold described above can have a significant impact on your Guaranteed Minimum Death Benefit or Guaranteed Minimum Income Benefit.

GUARANTEED MINIMUM INCOME BENEFIT BENEFIT BASE

The Guaranteed Minimum Income Benefit benefit base is equal to the portion of the initial contribution allocated to the Investment Funds on the Contract Date. Thereafter, the Guaranteed Minimum Income Benefit benefit base is credited with interest at 6% (3% for amounts in the Alliance Money Market and Alliance Intermediate Government Securities Funds, except as indicated below) on each Contract Date anniversary through the Annuitant's age 80, and 0% thereafter, and is adjusted for any subsequent contributions and transfers into the Investment Funds and transfers and withdrawals from such Funds. The Guaranteed Minimum Income Benefit benefit base interest applicable to amounts in the Alliance Money Market Fund under the Special Dollar Cost Averaging program (described above) will be 6%. The Guaranteed Minimum Income Benefit benefit base will also be reduced by any withdrawal charge remaining on the Transaction Date that you exercise your Guaranteed Minimum Income Benefit.

Your Guaranteed Minimum Income Benefit benefit base is applied to guaranteed minimum annuity factors to determine the Guaranteed Minimum Income Benefit. The guaranteed minimum annuity factors are based on (i) interest at 2.5% if the

Guaranteed Minimum Income Benefit is exercised within 30 days following a Contract Date anniversary in years 7 through 9 and at 3% if exercised within 30 days following the 10th or later Contract Date anniversary, and (ii) mortality tables that assume increasing longevity. These interest and mortality factors are generally more conservative than the basis underlying current annuity factors, which means that they would produce less periodic income for an equal amount applied.

Your Guaranteed Minimum Income Benefit benefit base does not create an Annuity Account Value or a Cash Value and is used solely for purposes of calculating your Guaranteed Minimum Income Benefit.

CASH VALUE

The Cash Value under the Certificate fluctuates daily with the investment performance of the Investment Funds you have selected and reflects any upward or downward market value adjustment. See "Part 2: The Guaranteed Period Account." We do not guarantee any minimum Cash Value except for amounts in a Guarantee Period held to the Expiration Date. On any date before the Annuity Commencement Date while the Certificate is in effect, the Cash Value is equal to the Annuity Account Value less any withdrawal charge. The free corridor amount will not apply when calculating the withdrawal charge applicable upon a surrender. See "Part 4: Deductions and Charges."

SURRENDERING THE CERTIFICATES TO RECEIVE THE CASH VALUE

You may surrender a Certificate to receive the Cash Value at any time while the Annuitant is living and before the Annuity Commencement Date. For a surrender to be effective, we must receive your written request and the Certificate at our Processing Office. The Cash Value will be determined on the Transaction Date. All benefits under the Certificate will be terminated as of that date.

You may receive the Cash Value in a single sum payment or apply it under one or more of the annuity benefits described below. We will usually pay the Cash Value within seven calendar days, but we may delay payment as described in "When Payments are Made" below.

For the tax consequences of surrenders, see "Part 6: Tax Aspects of the Certificates."

WHEN PAYMENTS ARE MADE

Under applicable law, application of proceeds from the Investment Funds to a variable annuity, payment of a death benefit from the Investment Funds, payment of any portion of the Annuity Account Value (less any applicable withdrawal charge) from the Investment Funds, and, upon surrender, payment of the Cash Value from the Investment Funds will be made within seven calendar days after the Transaction Date. Payments or application of proceeds from the Investment Funds can be deferred for any period during which (1) the New York Stock Exchange is closed or trading on it is restricted, (2) sales of securities or determination of the fair value of an Investment Fund's assets is not reasonably practicable because of an emergency, or (3) the SEC, by order, permits us to defer payment in order to protect persons with interest in the Investment Funds.

We can defer payment of any portion of the Annuity Account Value in the Guaranteed Period Account (other than for death benefits) for up to six months while you are living. We may also defer payments for any amount attributable to a contribution made in the form of a check for a reasonable amount of time (not to exceed 15 days) to permit the check to clear.

ANNUITY BENEFITS AND PAYOUT ANNUITY OPTIONS

The Accumulator Certificates offer annuity benefits and Income Manager payout annuity options, described below, for providing retirement income.

ANNUITY BENEFITS

Annuity benefits under the Accumulator provide periodic payments over a specified period of time which may be fixed or may be based on the Annuitant's life. Annuity forms of payment are calculated as of the Annuity Commencement Date, which is on file with our Processing Office. You can change the Annuity Commencement Date by writing to our Processing Office any time before the Annuity Commencement Date. However, you may not choose a date later than the 28th day of any month. Also, based on the issue age of the Annuitant, the Annuity Commencement Date may not be later than the Processing Date which follows the Annuitant's 90th birthday (may be different in some states).

Before the Annuity Commencement Date, we will send a letter advising that annuity benefits are available. Unless you otherwise elect, we will pay fixed annuity benefits on the "normal form" indicated for your Certificate as of the Annuity Commencement Date. The amount applied to provide the annuity benefit will be (1) the Annuity Account Value for any life annuity form or
(2) the Cash Value for any period certain only annuity form except that if the period certain is more than five years, the amount applied will be no less than 95% of the Annuity Account Value.

Amounts in the Guarantee Periods that are applied to an annuity benefit prior to an Expiration Date will result in a market value adjustment. See "Market Value Adjustment for Transfers, Withdrawals or Surrender Prior to the Expiration Date" in Part 2.

Annuity Forms

o Life Annuity: An annuity which guarantees payments for the rest of the Annuitant's life. Payments end with the last monthly payment before the Annuitant's death. Because there is no death benefit associated with this annuity form, it provides the highest monthly payment of any of the life income annuity options, so long as the Annuitant is living.

o Life Annuity-Period Certain: This annuity form also guarantees payments for the rest of the Annuitant's life. In addition, if the Annuitant dies before a specified period of time (the "certain period") has ended, payments will continue to the beneficiary for the balance of the certain period. Certain periods may be 5, 10, 15 or 20 years. A life annuity with a certain period of 10 years is the normal form of annuity under the Certificates.

o Life Annuity-Refund Certain: This annuity form guarantees payments to you for the rest of your life. In addition, if you die before the amount applied to purchase this annuity option has been recovered, payments will continue to your beneficiary until that amount has been recovered. This option is available only as a fixed annuity.

o Period Certain Annuity: This annuity form guarantees payments for a specific period of time, usually 5, 10, 15 or 20 years, and does not involve life contingencies.

o Joint and Survivor Life Annuity: This annuity form guarantees life income to you and, after your death, continuation of income to the survivor.

The life annuity-period certain and the life annuity-refund certain are available on either a single life or joint and survivor life basis.

The annuity forms outlined above are available in both fixed and variable form, unless otherwise indicated. Fixed annuity payments are guaranteed by us and will be based either on the tables of guaranteed annuity payments in your Certificate or on our then current annuity rates, whichever is more favorable for the Annuitant. Variable income annuities may be funded through the Investment Funds through the purchase of annuity units. The amount of each variable annuity payment may fluctuate, depending upon the performance of the Investment Funds. That is because the annuity unit value rises and falls depending on whether the actual rate of net investment return (after deduction of charges) is higher or lower than the assumed base rate. See "Annuity Unit Values" in the SAI. Variable income annuities may also be available by separate prospectus through Investment Funds of other separate accounts we offer.

For all Annuitants, the normal form of annuity provides for fixed payments. We may offer other forms not outlined here. Your agent can provide details.

For each annuity benefit, we will issue a separate written agreement putting the benefit into effect. Before we pay any annuity benefit, we require the return of the Certificate.

The amount of the annuity payments will depend on the amount applied to purchase the annuity, the type of annuity chosen and, in the case of a life annuity form, the Annuitant's age (or the Annuitant's and joint Annuitant's ages) and in certain instances, the sex of the Annuitant(s). Once an annuity form is chosen and payments have commenced, no change can be made.

If, at the time you elect an annuity form, the amount to be applied is less than $2,000 or the initial payment under the form elected is less than $20 monthly, we reserve the right to pay the Annuity Account Value in a single sum rather than as payments under the annuity form chosen.

INCOME MANAGER PAYOUT ANNUITY OPTIONS

Under Accumulator Certificates, you may apply your Annuity Account Value to an Income Manager (Life Annuity with a Period Certain) payout annuity certificate. These certificates provide guaranteed level or increasing payments for the Annuitant's life or for the Annuitant's life and the life of a joint Annuitant, and are available provided the Certificate Owner and Annuitant meet the issue age and payment requirements.

If you apply a part of the Annuity Account Value under an Income Manager payout annuity certificate, it will be considered a withdrawal and may be subject to withdrawal charges. See "Withdrawal Options" above. If 100% of the Annuity Account Value is applied from an Accumulator Certificate at a time when the dollar amount of the withdrawal charge is greater than 2% of remaining contributions (after withdrawals), such withdrawal charge will not be deducted. However, a new withdrawal charge schedule will apply under the new certificate. For purposes of the new certificate withdrawal charge schedule, the year in which your Annuity Account Value is applied under the new certificate will be "Contract Year 1." If 100% of the Annuity Account Value is applied from the Accumulator when the dollar amount of the withdrawal charge is 2% or less, such withdrawal charge will not be deducted and there will be no withdrawal charge schedule under the new certificate. You should consider the timing of your purchase as it relates to the potential for withdrawal charges under the new certificate. No subsequent contributions will be permitted under the Income Manager payout annuity certificate.

You may also apply your Annuity Account Value to purchase the Income Manager (Period Certain) payout annuity once withdrawal charges are no longer in effect. This version of the Income Manager provides for guaranteed payments for a specified period. No withdrawal charges will apply under this Income Manager (Life Annuity with a Period Certain) certificate.

The Income Manager payout annuities are described in our prospectus for the Income Manager. Copies of the most current version are available from your agent. To purchase an Income Manager payout Annuity, we also require the return of your Accumulator Certificate. An Income Manager payout annuity certificate will be issued to put one of the payout annuity options into effect. Depending upon your circumstances, this may be accomplished on a tax-free basis. Consult your tax adviser.

ASSIGNMENT

The Certificates may be assigned at any time before the Annuity Commencement Date and for any purpose other than as collateral or security for a loan. Equitable Life will not be bound by an assignment unless it is in writing and we have received it at our Processing Office. In some cases, an assignment may have adverse tax consequences. See "Part 6: Tax Aspects of the Certificates."

SERVICES WE PROVIDE

o  REGULAR REPORTS

   o Statement of your Certificate values as of the last day of the calendar year;

   o Three additional reports of your Certificate values each year;

   o Annual and semi-annual statements of each trust; and

   o  Written confirmation of financial transactions.

o  TOLL-FREE TELEPHONE SERVICES

   o  Call 1-800-789-7771 for a recording of daily
      Accumulation Unit Values and Guaranteed Rates applicable to the Guarantee Periods. Also call during our regular business hours to speak to one of our customer service representatives.

o  PROCESSING OFFICE

   o  FOR CONTRIBUTIONS SENT BY REGULAR MAIL:

      Equitable Life
      Income Management Group
      Post Office Box 13014
      Newark, NJ 07188-0014

   o  FOR CONTRIBUTIONS SENT BY EXPRESS MAIL:

      Equitable Life
      c/o First Chicago National Processing Center
      300 Harmon Meadow Boulevard, 3rd Floor
      Attn: Box 13014
      Secaucus, NJ 07094

   o  FOR ALL OTHER COMMUNICATIONS (E.G., RE-
      QUESTS FOR TRANSFERS, WITHDRAWALS) SENT BY
      REGULAR MAIL:

      Equitable Life
      Income Management Group
      P.O. Box 1547
      Secaucus, NJ 07096-1547

   o  FOR ALL OTHER COMMUNICATIONS (E.G., RE-
      QUESTS FOR TRANSFERS, WITHDRAWALS) SENT BY
      REGULAR MAIL:

      Equitable Life
      Income Management Group
      200 Plaza Drive, 4th Floor
      Secaucus, NJ 07096

DISTRIBUTION OF THE CERTIFICATES

As the distributor of the Certificates, Equitable Distributors, Inc. (EDI), an indirect wholly owned subsidiary of Equitable Life, has responsibility for sales and marketing functions for the Certificates. EDI also serves as the principal underwriter of the Separate Account under the 1940 Act. EDI is registered with the SEC as a broker-dealer under the Exchange Act and is a member of the National Association of Securities Dealers, Inc. EDI's principal business address is 1290 Avenue of the Americas, New York, New York 10104. EDI was paid a fee of $1,204,370 for 1996 and $126,914 for 1995 for its services under its "Distribution Agreement" with Equitable Life and the Separate Account.

The Certificates will be sold by registered representatives of EDI and its affiliates, who are also our licensed insurance agents. Broker-dealer sales compensation for EDI and its affiliates will generally not exceed six percent of total contributions made under a Certificate. EDI may also receive compensation and reimbursement for its marketing services under the terms of its distribution agreement with Equitable Life. Broker-dealers receiving sales compensation will generally pay a portion thereof to their registered representatives as commission related to sales of the Certificates. The offering of the Certificates is intended to be continuous.

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                        PART 4: DEDUCTIONS AND CHARGES

-------------------------------------------------------------------------------

CHARGES DEDUCTED FROM THE
ANNUITY ACCOUNT VALUE

We allocate the entire amount of each contribution to the Investment Options you select, subject to certain restrictions. We then periodically deduct certain amounts from your Annuity Account Value. Unless otherwise indicated, the charges described below and under "Charges Deducted from the Investment Funds" below will not be increased by us for the life of the Certificates. We may reduce certain charges under group or sponsored arrangements. See "Group or Sponsored Arrangements" below. Charges are deducted proportionately from all the Investment Funds in which your Annuity Account Value is invested on a pro rata basis, except as noted below.

Withdrawal Charge

A withdrawal charge will be imposed as a percentage of each contribution made to the extent that a withdrawal exceeds the free corridor amount, or if the Certificate is surrendered to receive its Cash Value. We determine the withdrawal charge separately for each contribution in accordance with the table below.

                               CONTRACT YEAR
                   1      2      3      4      5      6      7     8+
                 -------------------------------------------------------
Percentage of
 Contribution     7.0%   6.0%   5.0%   4.0%   3.0%   2.0%   1.0%   0.0%

The applicable withdrawal charge percentage is determined by the Contract Year in which the withdrawal is made or the Certificate is surrendered, beginning with "Contract Year 1" with respect to each contribution withdrawn or surrendered. For each contribution, the Contract Year in which we receive that contribution is "Contract Year 1."

The withdrawal charge is deducted from the Investment Options from which each such withdrawal is made in proportion to the amount being withdrawn from each Investment Option.

    Free Corridor Amount

    The free corridor amount is 15% of the Annuity Account Value at the beginning of the Contract Year minus any amount previously withdrawn during that Contract Year.

Any withdrawal requested that exceeds the free corridor amount will be subject to the withdrawal charge. The 15% free corridor amount is not applicable to a surrender.

For purposes of calculating the withdrawal charge, (1) we treat contributions as being withdrawn on a first-in first-out basis, and (2) amounts withdrawn up to the free corridor amount are not considered a withdrawal of any contributions. Although we treat contributions as withdrawn before earnings for purposes of calculating the withdrawal charge, the Federal income tax law treats earnings as withdrawn first. See "Part 6: Tax Aspects of the Certificates."

The withdrawal charge is to help cover sales expenses.

For Certificates issued to a charitable remainder trust (CRT), the free corridor amount will be changed to be the greater of (1) the current Annuity Account Value, less contributions that have not been withdrawn (earnings in the Certificate) and (2) the free corridor amount defined above. If you are considering an annuity for use in a CRT, see "Charitable Remainder Trusts" in
Part 6 concerning recent IRS announcements on the use of annuities in CRTs.

Combined Guaranteed Minimum Death Benefit and Guaranteed Minimum Income Benefit Charge (Plan A)

We deduct a charge annually on each Processing Date for providing the Combined Guaranteed Minimum Death Benefit and Guaranteed Minimum Income Benefit (Plan A). The charge is equal to a percentage of the Guaranteed Minimum Death Benefit in effect on the Processing Date. The percentage is equal to 0.45%.

Guaranteed Minimum Death Benefit Only Benefit Charge (Plan B)

We deduct a charge annually on each Processing Date for providing the Guaranteed Minimum Death Benefit Only Benefit (Plan B). The charge is equal to a percentage of the Guaranteed Minimum Death Benefit in effect on the Processing Date. The percentage is equal to 0.20%.

Charges for State Premium and Other Applicable Taxes

We deduct a charge for applicable taxes, such as state or local premium taxes, that might be imposed in your state. Generally we deduct this charge from the amount applied to provide an annuity benefit. In certain states, however, we may deduct the charge for taxes from contributions. The current tax charge that might be imposed varies by state and ranges from 0% to 3.5% (the rate is 1% in Puerto Rico and 5% in the Virgin Islands).

CHARGES DEDUCTED FROM THE
INVESTMENT FUNDS

Mortality and Expense Risks Charge

We will deduct a daily charge from the assets in each Investment Fund to compensate us for mortality and expense risks. The daily charge is at the rate of 0.002477%, which is equivalent to an annual rate of 0.90%, on the assets in each Investment Fund.

The mortality risk assumed is the risk that Annuitants as a group will live for a longer time than our actuarial tables predict. As a result, we would be paying more in annuity income than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each Certificate, will differ from actual mortality experience. Lastly, we assume a mortality risk to the extent that at the time of death, the Guaranteed Minimum Death Benefit exceeds the Cash Value of the Certificate. The expense risk assumed is the risk that it will cost us more to issue and administer the Certificates than we expect.

Administration Charge

We will deduct a daily charge from the assets in each Investment Fund, to compensate us for a portion of the administration expenses under the Certificates. The daily charge is at a rate of 0.000692% (equivalent to an annual rate of 0.25%) on the assets in each Investment Fund. We reserve the right to increase the charge to an annual rate of 0.35% the maximum permitted under the Certificates.

HR TRUST CHARGES TO PORTFOLIOS

Investment advisory fees charged daily against HR Trust's assets, the 12b-1 fee, direct operating expenses of HR Trust (such as trustees' fees, expenses of independent auditors and legal counsel, bank and custodian charges and liability insurance), and certain investment-related expenses of HR Trust (such as brokerage commissions and other expenses related to the purchase and sale of securities), are reflected in each Portfolio's daily share price. The maximum investment advisory fees paid annually by the Portfolios cannot be changed without a vote by shareholders. They are as follows:

                               AVERAGE DAILY NET ASSETS
                  --------------------------------------------------
                   FIRST     NEXT      NEXT      NEXT
                   $750      $750       $1       $2.5
                  MILLION   MILLION   BILLION   BILLION   THEREAFTER
                  -------   -------   -------   -------   ----------
 Alliance
  Conservative
  Investors.....   0.475%    0.425%    0.375%    0.350%     0.325%
 Alliance
  Growth
  Investors ....   0.550%    0.500%    0.450%    0.425%     0.400%
 Alliance
  Growth &
  Income .......   0.550%    0.525%    0.500%    0.480%     0.470%
 Alliance
  Common Stock     0.475%    0.425%    0.375%    0.355%     0.345%*
 Alliance
  Global........   0.675%    0.600%    0.550%    0.530%     0.520%
 Alliance
  International    0.900%    0.825%    0.800%    0.780%     0.770%
 Alliance
  Aggressive
  Stock ........   0.625%    0.575%    0.525%    0.500%     0.475%
 Alliance Small
  Cap Growth....   0.900%    0.850%    0.825%    0.800%     0.775%
 Alliance Money
  Market .......   0.350%    0.325%    0.300%    0.280%     0.270%
 Alliance
  Intermediate
  Gov't
  Securities  ..   0.500%    0.475%    0.450%    0.430%     0.420%
 Alliance High
  Yield ........   0.600%    0.575%    0.550%    0.530%     0.520%

--------------
* On assets in excess of $10 billion, the management feee for the Alliance Common Stock Portfolio is reduced to 0.335% of average daily net assets.

Investment advisory fees are established under HR Trust's investment advisory agreements between HR Trust and its investment adviser, Alliance.

The Rule 12b-1 Plan provides that the HR Trust, on behalf of each Portfolio may pay annually up to 0.25% of the average daily net assets of a Portfolio attributable to its Class IB shares in respect of activities primarily intended to result in the sale of the Class IB shares. This fee will not be increased for the life of the Certificates. EDI is currently waiving a portion of the 12b-1 fee with respect to the Alliance Small Cap Growth Portfolio. Fees and expenses are described more fully in the HR Trust prospectus.

EQ TRUST CHARGES TO PORTFOLIOS

Investment management fees charged daily against EQ Trust's assets, the 12b-1 fee, other direct operating expenses of EQ Trust (such as trustees' fees, expenses of independent auditors and legal counsel, administrative service fees, custodian fees, and liability insurance), and certain investment-related expenses of EQ Trust (such as brokerage commissions and other expenses related to the purchase and sale of securities), are reflected in each Portfolio's daily share price. The investment management fees paid annually by the Portfolios cannot be changed without a vote by shareholders. They are as follows:

                                          AVERAGE DAILY NET ASSETS
                                          ------------------------
EQ/Putnam Balanced.....................             0.55%
EQ/Putnam Growth and Income Value .....             0.55%
MFS Emerging Growth Companies..........             0.55%
MFS Research...........................             0.55%
Merrill Lynch Basic Value Equity  .....             0.55%
Merrill Lynch World Strategy ..........             0.70%
Morgan Stanley Emerging Markets
 Equity................................             1.15%
T. Rowe Price Equity Income............             0.55%
T. Rowe Price International Stock .....             0.75%
Warburg Pincus Small Company Value ....             0.65%

Investment management fees are established under EQ Trust's Investment Management Agreement between EQ Trust and its investment manager, EQ Financial. EQ Financial has entered into expense limitation agreements with EQ Trust, with respect to each Portfolio, pursuant to which EQ Financial has agreed to waive or limit its fees and total annual operating expenses (expressed as a percentage of the Portfolios' average daily net assets) to 0.85% each for the EQ/Putnam Growth & Income Value, MFS Research, Merrill Lynch Basic Value Equity, T. Rowe Price Equity, and MFS Emerging Growth Companies Portfolios; 0.90% for the EQ/Putnam Balanced Portfolio; 1.00% for Warburg Pincus Small Company Value Portfolio; 1.20% each for T. Rowe Price International Stock and Merrill Lynch World Strategy Portfolios; and 1.75% for Morgan Stanley Emerging Markets Equity Portfolio. See the prospectus for EQ Trust for more information.

The Rule 12b-1 Plan provides that EQ Trust, on behalf of each Portfolio, may pay annually up to 0.25% of the average daily net assets of a Portfolio attributable to its Class IB shares in respect of activities primarily intended to result in the sale of the Class IB shares. This fee will not be increased for the life of the Certificates. Fees and expenses are described more fully in the EQ Trust prospectus.

GROUP OR SPONSORED ARRANGEMENTS

For certain group or sponsored arrangements, we may reduce the withdrawal charge or change the minimum initial contribution requirements. We may also change the guaranteed minimum death benefit and the guaranteed minimum income benefit. We may offer Investment Funds investing in Class IA shares of HR Trust and EQ Trust, which are not subject to 12b-1 fees. Group arrangements include those in which a trustee or an employer, for example, purchases contracts covering a group of individuals on a group basis. Sponsored arrangements include those in which an employer allows us to sell Certificates to its employees or retirees on an individual basis.

Our costs for sales, administration, and mortality generally vary with the size and stability of the group among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, including our requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy Certificates or that have been in existence less than six months will not qualify for reduced charges.

We may also establish different Guaranteed Rates for the Guarantee Periods under different classes of Certificates for group or sponsored arrangements.

We will make these and any similar reductions according to our rules in effect when a Certificate is approved for issue. We may change these rules from time to time. Any variation in the withdrawal charge will reflect differences in costs or services and will not be unfairly discriminatory.

Group and sponsored arrangements may be governed by the Code, the Employee Retirement Income Security Act of 1974 (ERISA), or both. We make no representations as to the impact of those and other applicable laws on such programs. WE RECOMMEND THAT EMPLOYERS, TRUSTEES, AND OTHERS PURCHASING OR MAKING CERTIFICATES AVAILABLE FOR PURCHASE UNDER SUCH PROGRAMS SEEK THE ADVICE OF THEIR OWN LEGAL AND BENEFITS ADVISERS.

OTHER DISTRIBUTION ARRANGEMENTS

Charges may be reduced or eliminated when sales are made in a manner that results in savings of sales and administrative expenses, such as sales through persons who are compensated by clients for recommending investments and receive no commission or reduced commissions in connection with the sale of the Certificates. In no event will a reduction or elimination of charges be permitted where it would be unfairly discriminatory.

-------------------------------------------------------------------------------

                             PART 5: VOTING RIGHTS

-------------------------------------------------------------------------------

HR TRUST AND EQ TRUST VOTING RIGHTS

As explained previously, contributions allocated to the Investment Funds are invested in shares of the corresponding Portfolios of HR Trust and EQ Trust. Since we own the assets of the Separate Account, we are the legal owner of the shares and, as such, have the right to vote on certain matters. Among other things, we may vote:

o  to elect each trust's Board of Trustees,
o  to ratify the selection of independent auditors for each trust, and
o on any other matters described in each trust's current prospectus or requiring a vote by shareholders under the 1940 Act.

Because HR Trust is a Massachusetts business trust and EQ Trust is a Delaware business trust, annual meetings are not required. Whenever a shareholder vote is taken, we will give Certificate Owners the opportunity to instruct us how to vote the number of shares attributable to their Certificates. If we do not receive instructions in time from all Certificate Owners, we will vote the shares of a Portfolio for which no instructions have been received in the same proportion as we vote shares of that Portfolio for which we have received instructions. We will also vote any shares that we are entitled to vote directly because of amounts we have in an Investment Fund in the same proportions that Certificate Owners vote.

Each share of each trust is entitled to one vote. Fractional shares will be counted. Voting generally is on a Portfolio-by-Portfolio basis except that shares will be voted on an aggregate basis when universal matters, such as election of Trustees and ratification of independent auditors, are voted upon. However, if the Trustees determine that shareholders in a Portfolio are not affected by a particular matter, then such shareholders generally would not be entitled to vote on that matter.

VOTING RIGHTS OF OTHERS

Currently, we control each trust. EQ Trust shares currently are sold only to our separate accounts. HR Trust shares are held by other separate accounts of ours and by separate accounts of insurance companies affiliated and unaffiliated with us. Shares held by these separate accounts will probably be voted according to the instructions of the owners of insurance policies and contracts issued by those insurance companies. While this will dilute the effect of the voting instructions of the Accumulator Certificate Owners, we currently do not foresee any disadvantages arising out of this. HR Trust's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts that possibly may arise and to determine what action, if any, should be taken in response. If we believe that HR Trust's response to any of those events insufficiently protects our Certificate Owners, we will see to it that appropriate action is taken to protect our Certificate Owners.

SEPARATE ACCOUNT VOTING RIGHTS

If actions relating to the Separate Account require Certificate Owner approval, Certificate Owners will be entitled to one vote for each Accumulation Unit they have in the Investment Funds. Each Certificate Owner who has elected a variable annuity payout may cast the number of votes equal to the dollar amount of reserves we are holding for that annuity in an Investment Fund divided by the Accumulation Unit Value for that Investment Fund. We will cast votes attributable to any amounts we have in the Investment Funds in the same proportion as votes cast by Certificate Owners.

CHANGES IN APPLICABLE LAW

The voting rights we describe in this prospectus are created under applicable Federal securities laws. To the extent that those laws or the regulations promulgated under those laws eliminate the necessity to submit matters for approval by persons having voting rights in separate accounts of insurance companies, we reserve the right to proceed in accordance with those laws or regulations.

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                    PART 6: TAX ASPECTS OF THE CERTIFICATES

-------------------------------------------------------------------------------

This prospectus generally covers our understanding of the current Federal income tax rules that apply to a non-qualified annuity purchased with only after-tax dollars. This part does not apply to Qualified Plan Certificates discussed in Appendix II.

This prospectus does not provide detailed tax information and does not address issues such as state income and other taxes or Federal gift and estate taxes. Please consult a tax adviser when considering the tax aspects of the Accumulator Certificates.

TAX CHANGES

The United States Congress has in the past considered and may in the future consider proposals for legislation that, if enacted, could change the tax treatment of annuities. In addition, the Treasury Department may amend existing regulations, issue new regulations, or adopt new interpretations of existing laws. State tax laws or, if you are not a United States resident, foreign tax laws, may affect the tax consequences to you or the beneficiary. These laws may change from time to time without notice and, as a result, the tax consequences may be altered. There is no way of predicting whether, when or in what form any such change would be adopted.

Any such change could have retroactive effects regardless of the date of enactment. We suggest you consult your legal or tax adviser.

TAXATION OF NON-QUALIFIED ANNUITIES

Equitable Life has designed the Accumulator Certificate to qualify as an "annuity" for purposes of Federal income tax law. Gains in the Annuity Account Value of the Certificate generally will not be taxable to an individual until a distribution occurs, either by a withdrawal of part or all of its value or as a series of periodic payments. However, there are some exceptions to this rule: (1) if a Certificate fails the investment diversification requirements; (2) if an individual transfers a Certificate as a gift to someone other than a spouse (or divorced spouse), any gain in its Annuity Account Value will be taxed at the time of transfer; (3) the assignment or pledge of any portion of the value of a Certificate will be treated as a distribution of that portion of the Certificate; and (4) when an insurance company (or its affiliate) issues more than one non-qualified deferred annuity certificate or contract during any calendar year to the same taxpayer, the certificates or contracts are required to be aggregated in computing the taxable amount of any distribution.

Corporations, partnerships, trusts and other non-natural persons generally cannot defer the taxation of current income credited to the Certificate unless an exception under the Code applies.

Withdrawals

Prior to the Annuity Commencement Date, any withdrawals which do not terminate your total interest in the Certificate are taxable to you as ordinary income to the extent there has been a gain in the Annuity Account Value and is subject to income tax withholding. See "Federal and State Income Tax Withholding" below. The balance of the distribution is treated as a return of the "investment" or "basis" in the Certificate and is not taxable. Generally, the investment or basis in the Certificate equals the contributions made, less any amounts previously withdrawn which were not taxable. Special rules may apply if contributions made to another annuity certificate or contract prior to August 14, 1982 are transferred to a Certificate in a tax-free exchange. To take advantage of these rules, you must notify us prior to such an exchange.

If you surrender or cancel the Certificate, the distribution is taxable to the extent it exceeds the investment in the Certificate.

Annuity Payments

Once annuity payments begin, a portion of each payment is considered to be a tax-free recovery of investment based on the ratio of the investment to the expected return under the Certificate. The remainder of each payment will be taxable. In the case of a variable annuity, special rules apply if the payments received in a year are less than the amount permitted to be recovered tax-free. In the case of a life annuity, after the total investment has been recovered, future payments are fully taxable. If payments cease as a result of death, a deduction for any unrecovered investment will be allowed.

Early Distribution Penalty Tax

In addition to income tax, a penalty tax of 10% applies to the taxable portion of a distribution unless the distribution is (1) made on or after the date the taxpayer attains age 59 1/2, (2) made on or after the taxpayer's death, (3) attributable to the disabil-ity of the taxpayer, (4) part of a series of substantially equal installments as an annuity for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and a beneficiary, or (5) with respect to income allocable to amounts contributed to an annuity certificate or contract prior to August 14, 1982 which are transferred to the Certificate in a tax-free exchange.

Payments as a Result of Death

If, as a result of the Annuitant's death, the beneficiary is entitled to receive the death benefit described in Part 3, the beneficiary is generally subject to the same tax treatment as would apply to you, had you surrendered the Certificate (discussed above).

If the beneficiary elects to take the death benefit in the form of a life income or installment option, the election should be made within 60 days after the day on which a lump sum death benefit first becomes payable and before any benefit is actually paid. The tax computation will reflect your investment in the Certificate.

The Certificate provides a minimum guaranteed death benefit that in certain circumstances may be greater than either the contributions made or the Annuity Account Value. This provision provides investment protection against an untimely termination of a Certificate on the death of an Annuitant at a time when the Certificate's Annuity Account Value might otherwise have provided a lower benefit. Although we do not believe that the provision of this benefit should have any adverse tax effect, it is possible that the IRS could take a contrary position and could assert that some portion of the charges for the minimum guaranteed death benefit should be treated for Federal income tax purposes as a partial withdrawal from the Certificate. If this were so, such a deemed withdrawal could be taxable, and for Certificate Owners under age 59 1/2, also subject to tax penalty.

Special distribution requirements apply upon the death of the owner of a non-qualified annuity. That is, in the case of a contract where the owner and annuitant are different, even though the annuity contract could continue because the annuitant has not died, Federal tax law requires that the person who succeeds as owner of the contract take distribution of the contract within a specified period of time.

CHARITABLE REMAINDERS TRUSTS

On April 17, 1997, the IRS issued proposed regulations concerning CRTs. The preamble to the proposed regulation indicates that the IRS is studying whether the use of deferred annuities or other assets offering similar tax benefits causes a CRT to fail to qualify as a CRT under the tax law. The IRS also issued a Revenue Procedure which indicates that effective such date it will no longer issue rulings that a trust qualifies as a CRT in situations where the timing of trust income can be controlled to take advantage of the difference between trust income and taxable income for the benefit of the unitrust recipient.

FEDERAL AND STATE INCOME TAX WITHHOLDING

Equitable Life is required to withhold Federal income tax on the taxable portion of annuity payments, unless the recipient elects not to be subject to income tax withholding. The rate of withholding will depend on the type of distribution and, in certain cases, the amount of the distribution. Special withholding rules apply to foreign recipients and United States citizens residing outside the United States. If a recipient does not have sufficient income tax withheld or does not make sufficient estimated income tax payments, however, the recipient may incur penalties under the estimated income tax rules. Recipients should consult their tax advisers to determine whether they should elect out of withholding. Requests not to withhold Federal income tax must be made in writing prior to receiving benefits under the Certificate. Our Processing Office will provide forms for this purpose. No election out of withholding is valid unless the recipient provides us with the correct taxpayer identification number and a United States residence address.

Certain states have indicated that income tax withholding will apply to payments from the Certificates made to residents. In some states, a recipient may elect out of state withholding. Generally, an election out of Federal withholding will also be considered an election out of state withholding. If you need more information concerning a particular state or any required forms, call our Processing Office at the toll-free number and consult your tax adviser.

Periodic payments are generally subject to wage-bracket type withholding (as if such payments were payments of wages by an employer to an employee) unless the recipient elects no withholding. If a recipient does not elect out of withholding or does not specify the number of withholding exemptions, withholding will generally be made as if the recipient is married and claiming three withholding exemptions. There is an annual threshold of taxable income from periodic annuity payments which is exempt from withholding based on this assumption. For 1997, a recipient of periodic payments (e.g., monthly or annual payments) which total less than a $14,400 taxable amount will generally be exempt from Federal income tax withholding, unless the recipient specifies a different choice of withholding exemption. A withholding election may be revoked at any time and remains effective until revoked. If a recipient fails to provide a correct taxpayer identification number, withholding is made as if the recipient is single with no exemptions.

A recipient of a non-periodic distribution (total or partial) will generally be subject to withholding at a flat 10% rate. A recipient who provides a United States residence address and a correct taxpayer identification number will generally be permitted to elect not to have tax withheld.

All recipients receiving periodic and non-periodic payments will be further notified of the withholding requirements and of their right to make withholding elections.

OTHER WITHHOLDING

As a general rule, if death benefits are payable to a person two or more generations younger than you, a Federal generation skipping tax may be payable with respect to the benefit at rates similar to the maximum estate tax rate in effect at the time. The generation skipping tax provisions generally apply to transfers which would also be subject to the gift and estate tax rules. Individuals are generally allowed an aggregate generation skipping tax exemption of $1 million. Because these rules are complex, you should consult with your tax adviser for specific information, especially where benefits are passing to younger generations, as opposed to a spouse or child.

If we believe a benefit may be subject to generation skipping tax we may be required to withhold for such tax unless we receive acceptable written confirmation that no such tax is payable.

SPECIAL RULES FOR CERTIFICATES ISSUED IN PUERTO RICO

Under current law Equitable Life treats income from Accumulator Certificates as U.S.-source. A Puerto Rico resident is subject to U.S. taxation on such U.S.-source income. Only Puerto Rico-source income of Puerto Rico residents is excludable from U.S. taxation. Income from Accumulator Certificates is also subject to Puerto Rico tax. The computation of the taxable portion of amounts distributed from a Certificate may differ in the two jurisdictions. Therefore, an individual might have to file both U.S. and Puerto Rico tax returns, showing different amounts of income for each. Puerto Rico generally provides a credit against Puerto Rico tax for U.S. tax paid. Depending on an individual's personal situation and the timing of the different tax liabilities, an individual may not be able to take full advantage of this credit.

Please consult your tax adviser to determine the applicability of these rules to your own tax situation.

IMPACT OF TAXES TO EQUITABLE LIFE

The Certificates provide that Equitable Life may charge the Separate Account for taxes. Equitable Life can set up reserves for such taxes.

TRANSFERS AMONG INVESTMENT OPTIONS

Transfers among the Investment Funds or between the Guaranteed Period Account and one or more Investment Funds are not taxable.

-------------------------------------------------------------------------------

                        PART 7: INDEPENDENT ACCOUNTANTS

-------------------------------------------------------------------------------

The consolidated financial statements and consolidated financial statement schedules of Equitable Life at December 31, 1996 and 1995 and for each of the three years in the period ended December 31, 1996 included in Equitable Life's Annual Report on Form 10-K, incorporated by reference in the prospectus, have been examined by Price Waterhouse LLP, independent accountants, whose reports thereon are incorporated herein by reference. Such consolidated financial statements and consolidated financial statement schedules have been incorporated herein by reference in reliance upon the reports of Price Waterhouse LLP given upon their authority as experts in accounting and auditing.

-------------------------------------------------------------------------------

                        PART 8: INVESTMENT PERFORMANCE

-------------------------------------------------------------------------------

This Part presents performance data for each of the Investment Funds included in the tables below. The performance data are calculated by two methods. The first method presented in the tables under "Standardized Performance Data," reflects all applicable fees and charges, including the Combined Guaranteed Minimum Death Benefit and Guaranteed Minimum Income Benefit Charge, but not the charge for tax such as premium taxes.

The second method, presented in the tables under "Rate of Return Data for Investment Funds," also reflects all applicable fees and charges, but does not reflect the withdrawal charge, the Combined Guaranteed Minimum Death Benefit and Guaranteed Minimum Income Benefit Charge, or the charge for tax such as premium taxes. These additional charges would effectively reduce the rates of return credited to a particular Certificate.

HR Trust Portfolios

The performance data shown for the Investment Funds investing in Class IB shares of HR Trust Portfolios (other than the Alliance Small Cap Growth Portfolio which commenced operations on May 1, 1997) are based on the actual investment results of the Portfolios and have been adjusted for the fees and charges applicable under the Certificates. However, the investment results for the Alliance Growth & Income, Alliance International, Alliance Conservative Investors and Alliance Intermediate Government Securities Portfolios (under which Class IB shares were not available prior to the date of this prospectus) and for the other Portfolios prior to October 1996, when Class IB shares were not available under such Portfolios, do not reflect 12b-1 fees, which would effectively reduce such investment performance.

The performance data for the Alliance Money Market and Alliance Common Stock Investment Funds that invest in corresponding HR Trust Portfolios, for periods prior to March 22, 1985, reflect the investment results of two open-end management separate accounts (the "predecessor separate accounts") which were reorganized in unit investment trust form. The "Since Inception" figures for these Investment Funds are based on the date of inception of the predecessor separate accounts. These performance data have been adjusted to reflect the maximum investment advisory fee payable for the corresponding Portfolio of HR Trust, as well as an assumed charge of 0.06% for direct operating expenses.

EQ Trust Portfolios

The Investment Funds of the Separate Account that invest in Class IB shares of Portfolios of EQ Trust have only recently been established and no Certificates funded by those Investment Funds have been issued as of the date of this Prospectus. EQ Trust commenced operations on May 1, 1997. Therefore, no actual historical performance data for any of these Portfolios are available. In this connection, see the discussion immediately following the tables below.

See "Part 2: The Guaranteed Period Account" for information on the Guaranteed Period Account.

STANDARDIZED PERFORMANCE DATA

The standardized performance data in the following tables illustrate the average annual total return of the Investment Funds over the periods shown, assuming a single initial contribution of $1,000 and the surrender of the Certificate at the end of each period. These tables (which reflect the first calcu lation method described above) are prepared in a manner prescribed by the SEC for use when we advertise the performance of the Separate Account. An Investment Fund's average annual total return is the annual rate of growth of the Investment Fund that would be necessary to achieve the ending value of a contribution kept in the Investment Fund for the period specified.

Each calculation assumes that the $1,000 contribution was allocated to only one Investment Fund, no transfers or subsequent contributions were made and no amounts were allocated to any other Investment Option under the Certificate.

In order to calculate annualized rates of return, we divide the Cash Value of a Certificate which is surrendered on December 31, 1996 by the $1,000 contribution made at the beginning of each period illustrated. The result of that calculation is the total growth rate for the period. Then we annualize that growth rate to obtain the average annual percentage increase (decrease) during the period shown. When we "annualize," we assume that a single rate of return applied each year during the period will produce the ending value, taking into account the effect of compounding.

                        STANDARDIZED PERFORMANCE DATA
        AVERAGE ANNUAL TOTAL RETURN UNDER A CERTIFICATE SURRENDERED ON
                              DECEMBER 31, 1996*

                                           LENGTH OF INVESTMENT PERIOD
                                  ----------------------------------------------
           INVESTMENT               ONE     THREE   FIVE     TEN        SINCE
              FUND                 YEAR     YEARS   YEARS   YEARS    INCEPTION**
              ----                 ----     -----   -----   -----    -----------
HR TRUST
--------
Alliance Conservative Investors    (3.01)%   3.61%   5.20%    --         6.60%
Alliance Growth Investors           4.24     8.24    8.65     --        12.44
Alliance Growth & Income           11.70    11.01     --      --         8.04
Alliance Common Stock              15.76    14.24   13.64   14.14%      13.57
Alliance Global                     6.20     9.72   11.42     --         9.26
Alliance International              1.54      --      --      --        13.25
Alliance Aggressive Stock          13.71    12.66    9.70   16.91       18.36
Alliance Money Market              (2.95)    1.89    2.15    4.23        5.43
Alliance Intermediate Govt.
 Securities                        (4.43)    0.85    3.47     --         4.85
Alliance High Yield                14.39     9.69   12.59     --         9.69

--------------
See footnotes below.

The table below illustrates the growth of an assumed investment of $1,000, with fees and charges deducted on the standardized basis described above for the first method of calculation.

                        STANDARDIZED PERFORMANCE DATA
GROWTH OF $1,000 UNDER A CERTIFICATE SURRENDERED ON DECEMBER 31, 1996*

                                           LENGTH OF INVESTMENT PERIOD
                                  ----------------------------------------------
           INVESTMENT              ONE    THREE     FIVE     TEN        SINCE
              FUND                YEAR    YEARS    YEARS    YEARS    INCEPTION**
              ----                ----    -----    -----    -----    -----------
HR TRUST
--------
Alliance Conservative Investors  $  970   $1,112   $1,288      --      $ 1,668
Alliance Growth Investors         1,042    1,268    1,514      --        2,555
Alliance Growth & Income          1,117    1,368      --       --        1,362
Alliance Common Stock             1,158    1,491    1,895   $3,752      14,485
Alliance Global                   1,062    1,321    1,717      --        2,424
Alliance International            1,015     --       --        --        1,132
Alliance Aggressive Stock         1,137    1,430    1,589    4,770       6,388
Alliance Money Market               971    1,058    1,112    1,514       2,332
Alliance Intermediate Govt.
 Securities                         956    1,026    1,186      --        1,328
Alliance High Yield               1,144    1,320    1,809      --        2,522

--------------
  * The tables reflect the withdrawal charge and charges under a Certificate with the 0.45% Combined Guaranteed Minimum Death Benefit and Guaranteed Minimum Income Benefit Charge.
 ** The "Since Inception" dates for the Portfolios of HR Trust are as follows: Alliance Conservative Investors (October 2, 1989); Alliance Growth Investors (October 2, 1989); Alliance Growth & Income (October 1,
    1993); Alliance Common Stock (January 13, 1976); Alliance Global (August 27, 1987); Alliance International (April 3, 1995); Alliance Aggressive Stock (January 27, 1986); Alliance Money Market (July 13, 1981); Alliance Intermediate Government Securities (April 1, 1991); and Alliance High Yield (January 2, 1987).

Additional investment performance information appears in the attached HR Trust and EQ Trust prospectuses.

The Alliance Small Cap Growth Portfolio of HR Trust commenced operations on May 1, 1997. Therefore, no actual historical performance data are available. However, historical performance of a composite of six other advisory accounts managed by Alliance is described in the attached HR Trust prospectus. According to that prospectus, these accounts have substantially the same investment objectives and policies, and are managed in accordance with essentially the same investment strategies and techniques, as those of the Alliance Small Cap Growth

Portfolio. It should be noted that these accounts are not subject to certain of the requirements and restrictions to which the Alliance Small Cap Growth Portfolio is subject and that they are managed for tax exempt clients of Alliance. The investment performance information included in the HR Trust prospectus for all Portfolios other than the Alliance Small Cap Growth Portfolio is based on actual historical performance.

The investment performance data for HR Trust's Alliance Small Cap Growth Portfolio and for each of the Portfolios of EQ Trust, contained in the HR Trust and the EQ Trust prospectuses, are provided by those prospectuses to illustrate the past performance of each respective Portfolio adviser in managing substantially similar investment vehicles as measured against specified market indices and do not represent the past or future performance of any Portfolio. None of the performance data contained in the HR Trust and EQ Trust prospectuses reflects fees and charges imposed under your Certificate, which fees and charges would reduce such performance figures. Therefore, the performance data for each of the Portfolios described in the EQ Trust prospectus and for the Alliance Small Cap Growth Portfolio in the HR Trust prospectus may be of limited use and are not intended to be a substitute for actual performance of the corresponding Portfolios, nor are such results an estimate or guarantee of future performance for these Portfolios.

RATE OF RETURN DATA FOR INVESTMENT FUNDS

The following tables (which reflect the second calculation method described above) provide you with information on rates of return on an annualized, cumulative and year-by-year basis.

All rates of return presented are time-weighted and include reinvestment of investment income, including interest and dividends. Cumulative rates of return reflect performance over a stated period of time. Annualized rates of return represent the annual rate of growth that would have produced the same cumulative return, if performance had been constant over the entire period.

BENCHMARKS

Market indices are not subject to any charges for investment advisory fees, brokerage commission or other operating expenses typically associated with a managed portfolio. Nor do they reflect other charges such as the mortality and expense risks charge and the administration charge, or any withdrawal charge under the Certificates. Comparisons with these benchmarks, therefore, are of limited use. We include them because they are widely known and may help you to understand the universe of securities from which each Portfolio is likely to select its holdings. Benchmark data reflect the reinvestment of dividend income.

PORTFOLIO INCEPTION DATES AND COMPARATIVE BENCHMARKS:

ALLIANCE CONSERVATIVE INVESTORS: October 2, 1989; 70% Lehman Treasury Bond Composite Index and 30% Standard & Poor's 500 Index.

ALLIANCE GROWTH INVESTORS: October 2, 1989; 30% Lehman Government/Corporate Bond Index and 70% Standard & Poor's 500 Index.

ALLIANCE GROWTH & INCOME: October 1, 1993; 75% Standard & Poor's 500 Index and 25% Value Line Convertible Index.

ALLIANCE COMMON STOCK: January 13, 1976; Standard & Poor's 500 Index.

ALLIANCE GLOBAL: August 27, 1987; Morgan Stanley Capital International World Index.

ALLIANCE INTERNATIONAL: April 3, 1995; Morgan Stanley Capital International Europe, Australia, Far East Index.

ALLIANCE AGGRESSIVE STOCK: January 27, 1986; 50% Standard & Poor's Mid-Cap Total Return Index and 50% Russell 2000 Small Stock Index.

ALLIANCE MONEY MARKET: July 13, 1981; Salomon Brothers Three-Month T-Bill
Index.

ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES: April 1, 1991; Lehman Intermediate Government Bond Index.

ALLIANCE HIGH YIELD: January 2, 1987; Merrill Lynch Master High Yield.

The Lipper Variable Insurance Products Performance Analysis Survey (Lipper) records the performance of a large group of variable annuity products, including managed separate accounts of insurance companies. According to Lipper Analytical Services, Inc., the data are presented net of investment management fees, direct operating expenses and asset-based charges applicable under annuity contracts. Lipper data provide a more accurate picture than market benchmarks of the Accumulator performance relative to other variable annuity products.

ANNUALIZED RATES OF RETURN FOR PERIODS ENDED DECEMBER 31, 1996:*

                            1 YEAR   3 YEARS   5 YEARS
                           -------- --------- ---------
ALLIANCE CONSERVATIVE
 INVESTORS                    3.99%     5.47%     6.08%
 Lipper Income                8.95      8.91      9.55
 Benchmark                    8.78     10.14      9.64

ALLIANCE GROWTH INVESTORS    11.24      9.98      9.47
 Lipper Flexible Portfolio   12.51      9.26      9.30
 Benchmark                   16.94     15.84     13.02

ALLIANCE GROWTH & INCOME     18.70     12.69       --
 Lipper Growth & Income      19.96     15.39       --
 Benchmark                   21.28     17.93       --

ALLIANCE COMMON STOCK        22.76     15.85     14.38
 Lipper Growth               18.78     14.80     12.39
 Benchmark                   22.96     19.66     15.20

ALLIANCE GLOBAL              13.20     11.42     12.18
 Lipper Global               17.89      8.49     10.29
 Benchmark                   13.48     12.91     10.82

ALLIANCE INTERNATIONAL        8.54       --        --
 Lipper International        13.36       --        --
 Benchmark                    6.05       --        --

ALLIANCE AGGRESSIVE STOCK    20.71     14.31     10.53
 Lipper Small Company
   Growth                    16.55     12.70     17.53
 Benchmark                   17.85     14.14     14.80

ALLIANCE MONEY MARKET         4.05      3.80      3.11
 Lipper Money Market          3.82      3.60      2.93
 Benchmark                    5.25      5.07      4.37

ALLIANCE INTERMEDIATE
 GOVERNMENT SECURITIES        2.57      2.80      4.38
 Lipper Gen. U.S.
   Government                 1.57      3.99      5.21
 Benchmark                    4.06      5.37      6.23

ALLIANCE HIGH YIELD          21.39     11.41     13.32
 Lipper High Yield           12.46      7.93     11.47
 Benchmark                   11.06      9.59     12.76

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                                               SINCE
                            10 YEARS   15 YEARS   20 YEARS   INCEPTION
                           ---------- ---------- ---------- -----------
ALLIANCE CONSERVATIVE
 INVESTORS                      --         --         --         7.77%
 Lipper Income                  --         --         --         9.55
 Benchmark                      --         --         --        10.42

ALLIANCE GROWTH INVESTORS       --         --         --        14.22
 Lipper Flexible Portfolio      --         --         --         9.99
 Benchmark                      --         --         --        12.73

ALLIANCE GROWTH & INCOME        --         --         --        11.47
 Lipper Growth & Income         --         --         --        14.78
 Benchmark                      --         --         --        17.24

ALLIANCE COMMON STOCK         14.48%     15.16%     14.16%      13.90
 Lipper Growth                13.08      14.04      13.60       13.42
 Benchmark                    15.28      16.79      14.55       14.63

ALLIANCE GLOBAL                 --         --         --        10.42
 Lipper Global                  --         --         --         3.65
 Benchmark                      --         --         --         7.44

ALLIANCE INTERNATIONAL          --         --         --        10.90
 Lipper International           --         --         --        14.33
 Benchmark                      --         --         --         8.74

ALLIANCE AGGRESSIVE STOCK     17.23        --         --        18.79
 Lipper Small Company
   Growth                     16.29        --         --        16.47
 Benchmark                    14.29        --         --        13.98

ALLIANCE MONEY MARKET          4.68       5.87        --         6.07
 Lipper Money Market           4.52       5.72        --         5.89
 Benchmark                     5.67       6.72        --         6.97

ALLIANCE INTERMEDIATE
 GOVERNMENT SECURITIES          --         --         --         5.75
 Lipper Gen. U.S.
   Government                   --         --         --         6.76
 Benchmark                      --         --         --         7.43

ALLIANCE HIGH YIELD             --         --         --        10.13
 Lipper High Yield              --         --         --         9.13
 Benchmark                      --         --         --        11.24

CUMULATIVE RATES OF RETURN FOR PERIODS ENDED DECEMBER 31, 1996:*

                            1 YEAR   3 YEARS   5 YEARS
                            ------   -------   -------
ALLIANCE CONSERVATIVE
 INVESTORS                    3.99%    17.34%    34.32%
 Lipper Income                8.95     29.47     58.37
 Benchmark                    8.78     33.60     58.40

ALLIANCE GROWTH INVESTORS    11.24     33.03     57.18
 Lipper Flexible Portfolio   12.51     30.84     56.65
 Benchmark                   16.94     55.46     84.42

ALLIANCE GROWTH & INCOME     18.70     43.09      --
 Lipper Growth & Income      19.96     53.82      --
 Benchmark                   21.28     63.99      --

ALLIANCE COMMON STOCK        22.76     55.49     95.76
 Lipper Growth               18.78     51.65     80.51
 Benchmark                   22.96     71.34    102.85

ALLIANCE GLOBAL              13.20     38.31     77.66
 Lipper Global               17.89     28.45     63.87
 Benchmark                   13.48     43.95     67.12

ALLIANCE INTERNATIONAL        8.54       --       --
 Lipper International        13.36       --       --
 Benchmark                    6.05       --       --

ALLIANCE AGGRESSIVE STOCK    20.71     49.35     64.99
 Lipper Small Company
  Growth                     16.55     43.42    142.70
 Benchmark                   17.85     48.69     99.38

ALLIANCE MONEY MARKET         4.05     11.83     16.52
 Lipper Money Market          3.82     11.18     15.58
 Benchmark                    5.25     15.99     23.86

ALLIANCE INTERMEDIATE
 GOVERNMENT
 SECURITIES                   2.57      8.63     23.89
 Lipper Gen. U.S.
  Government                  1.57     12.45     28.92
 Benchmark                    4.06     16.98     35.30

ALLIANCE HIGH YIELD          21.39     38.28     86.89
 Lipper High Yield           12.46     25.77     72.39
 Benchmark                   11.06     31.63     82.29

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                                                 SINCE
                             10 YEARS   15 YEARS   20 YEARS    INCEPTION
                             --------   --------   --------    ---------
ALLIANCE CONSERVATIVE
 INVESTORS                      --         --         --          72.02%
 Lipper Income                  --         --         --          94.21
 Benchmark                      --         --         --         105.23
ALLIANCE GROWTH INVESTORS       --         --         --         162.01
 Lipper Flexible Portfolio      --         --         --         100.79
 Benchmark                      --         --         --         138.49
ALLIANCE GROWTH & INCOME        --         --         --          42.30
 Lipper Growth & Income         --         --         --          56.73
 Benchmark                      --         --         --          67.75
ALLIANCE COMMON STOCK         286.77%    731.08%   1,313.81%   1,429.67
 Lipper Growth                243.70     627.03    1,185.21    1,298.19
 Benchmark                    314.34     925.25    1,416.26    1,655.74
ALLIANCE GLOBAL                 --         --         --         152.53
 Lipper Global                  --         --         --          39.73
 Benchmark                      --         --         --          95.62
ALLIANCE INTERNATIONAL          --         --         --          19.76
 Lipper International           --         --         --          26.53
 Benchmark                      --         --         --          15.78
ALLIANCE AGGRESSIVE STOCK     390.16       --         --         556.01
 Lipper Small Company
  Growth                      352.31       --         --         428.32
 Benchmark                    280.32       --         --         318.19
ALLIANCE MONEY MARKET          57.94     135.33       --         148.77
  Lipper Money Market          55.73     130.46       --         141.99
  Benchmark                    73.61     165.31       --         184.26
ALLIANCE INTERMEDIATE
 GOVERNMENT
 SECURITIES                     --         --         --          37.89
  Lipper Gen. U.S.
    Government                  --         --         --          45.71
  Benchmark                     --         --         --          51.07
ALLIANCE HIGH YIELD             --         --         --         162.22
  Lipper High Yield             --         --         --         142.30
  Benchmark                     --         --         --         190.43

YEAR-BY-YEAR RATES OF RETURN*

                    1984      1985     1986     1987      1988    1989
                    ----      ----     ----     ----      ----    ----
ALLIANCE
 CONSERVATIVE
 INVESTORS            --       --       --        --       --     2.79%
ALLIANCE GROWTH
 INVESTORS            --       --       --        --       --     3.53
ALLIANCE GROWTH
 & INCOME             --       --       --        --       --       --
ALLIANCE COMMON
 STOCK**           (3.09)%  31.90%   16.02%     6.21%   21.03%   24.16
ALLIANCE GLOBAL       --       --       --    (13.62)    9.61    25.29
ALLIANCE
 INTERNATIONAL        --       --       --        --       --       --
ALLIANCE
 AGGRESSIVE
 STOCK                --       --    33.83      6.06    (0.03)   41.86
ALLIANCE MONEY
 MARKET**           9.59     7.22     5.39      5.41     6.09     7.93
ALLIANCE
 INTERMEDIATE
 GOVERNMENT
 SECURITIES           --       --       --        --       --       --
ALLIANCE HIGH
 YIELD                --       --       --      3.49     8.48     3.93

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                   1990     1991     1992     1993     1994      1995    1996
                   ----     ----     ----     ----     ----      ----    ----
ALLIANCE
 CONSERVATIVE
 INVESTORS         5.14%   18.51%    4.50%    9.54%    (5.20)%  19.02%    3.99%
ALLIANCE GROWTH
 INVESTORS         9.39    47.19     3.69    13.95     (4.27)   24.92    11.24
ALLIANCE GROWTH
 & INCOME            --       --       --    (0.55)    (1.72)   22.65    18.70
ALLIANCE COMMON
 STOCK**          (9.17)   36.30     2.03    23.29     (3.26)   30.93    22.76
ALLIANCE GLOBAL   (7.15)   29.06    (1.65)   30.60      4.02    17.45    13.20
ALLIANCE
 INTERNATIONAL       --       --       --       --        --    10.34     8.54
ALLIANCE
 AGGRESSIVE
 STOCK             6.92    84.73    (4.28)   15.41     (4.92)   30.13    20.71
ALLIANCE MONEY
 MARKET**          6.99     4.97     2.37     1.78      2.82     4.53     4.05
ALLIANCE
 INTERMEDIATE
 GOVERNMENT
 SECURITIES          --    11.30     4.38     9.27     (5.47)   12.03     5.27
ALLIANCE HIGH
 YIELD            (2.26)   23.03    11.02    21.74     (3.90)   18.54    21.39

--------------
  *    Returns do not reflect the withdrawal charge, the Combined Guaranteed
       Minimum Death Benefit and Guaranteed Minimum Income Benefit Charge and
       any charge for tax such as premium taxes.
 **    Prior to 1984 the Year-by-Year Rates of Return were:   1976    1977    1978    1979    1980    1981    1982    1983
                                                              ----    ----    ----    ----    ----    ----    ----    ----
             ALLIANCE COMMON STOCK                            8.20% (10.28)%  6.99%  28.35%  48.39%  (6.94)% 16.22%  24.67%
             ALLIANCE MONEY MARKET                              --      --      --      --      --    5.71   11.72    7.70

COMMUNICATING PERFORMANCE DATA

In reports or other communications or in advertising material, we may describe general economic and market conditions affecting the Separate Account and, each respective trust and may present the performance of the Investment Funds or compare it with (1) that of other insurance company separate accounts or mutual funds included in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., VARDS or similar investment services that monitor the performance of insurance company separate accounts or mutual funds, (2) other appropriate indices of investment securities and averages for peer universes of funds which are shown under "Benchmarks" and "Portfolio Inception Dates and Comparative Benchmarks" in this Part 8 or (3) data developed by us derived from such indices or averages. The Morningstar Variable Annuity/Life Report consists of nearly 700 variable life and annuity funds, all of which report their data net of investment management fees, direct operating expenses and separate account charges. VARDS is a monthly reporting service that monitors approximately 760 variable life and variable annuity funds on performance and account information. Advertisements or other communications furnished to present or prospective Certificate Owners may also include evaluations of an Investment Fund or Portfolio by financial publications that are nationally recognized such as Barron's, Morningstar's Variable Annuity Sourcebook, Business Week, Chicago Tribune, Forbes, Fortune, Institutional Investor, Investment Adviser, Investment Dealer's Digest, Investment Management Weekly, Los Angeles Times, Money, Money Management Letter, Kiplinger's Personal Finance, Financial Planning, National Underwriter, Pension & Investments, USA Today, Investor's Daily, The New York Times, and The Wall Street Journal.

ALLIANCE MONEY MARKET FUND AND
ALLIANCE INTERMEDIATE GOVERNMENT
SECURITIES FUND YIELD INFORMATION

The current yield and effective yield of the Alliance Money Market Fund and Alliance Intermediate Government Securities Fund may appear in reports and promotional material to current or prospective Certificate Owners.

Alliance Money Market Fund

Current yield for the Alliance Money Market Fund will be based on net changes in a hypothetical investment over a given seven-day period, exclusive of capital changes, and then "annualized" (assuming that the same seven-day result would occur each week for 52 weeks). "Effective yield" is calculated in a manner similar to that used to calculate current yield, but when annualized, any income earned by the investment is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because any earnings are compounded weekly. Alliance Money Market Fund yields and effective yields assume the deduction of all Certificate charges and expenses other than the withdrawal charge, Combined Guaranteed Minimum Death Benefit and Guaranteed Minimum Income Benefit Charge and any charge for tax such as premium tax. The yields and effective yields for the Alliance Money Market Fund when used for the Special Dollar Cost Averaging program assume no Certificate charges are deducted. See "Part 4: Alliance Money Market Fund and Alliance Intermediate Government Securities Fund Yield Information" in the SAI.

Alliance Intermediate Government Securities Fund

Current yield for the Alliance Intermediate Government Securities Fund will be based on net changes in a hypothetical investment over a given 30-day period, exclusive of capital changes, and then "annualized" (assuming that the same 30-day result would occur each month for 12 months). "Effective yield" is calculated in a manner similar to that used to calculate current yield, but when annualized, any income earned by the investment is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because any earnings are compounded monthly.

Alliance Intermediate Government Securities Fund yields and effective yields assume the deduction of all Certificate charges and expenses other than the withdrawal charge, Combined Guaranteed Minimum Death Benefit and Guaranteed Minimum Income Benefit Charge and any charge for tax such as premium tax. See "Part 4: Alliance Money Market Fund and Alliance Intermediate Government Securities Fund Yield Information" in the SAI.

                 APPENDIX I: MARKET VALUE ADJUSTMENT EXAMPLE
-----------------------------------------------------------------------------

The example below shows how the market value adjustment would be determined and how it would be applied to a withdrawal, assuming that $100,000 were allocated on February 15, 1998 to a Guarantee Period with an Expiration Date of February 15, 2007 at a Guaranteed Rate of 7.00% resulting in a Maturity Value at the Expiration Date of $183,846, and further assuming that a withdrawal of $50,000 were made on February 15, 2002.

                                                   ASSUMED
                                             GUARANTEED RATE ON
                                              FEBRUARY 15, 2002
                                            ---------------------
                                               5.00%      9.00%
                                            ---------- ----------
As of February 15, 2002 (Before Withdrawal)
-------------------------------------------
(1) Present Value of Maturity Value, also
    Annuity Account Value...................  $144,048   $119,487
(2) Guaranteed Period Amount................   131,080    131,080
(3) Market Value Adjustment: (1)-(2) .......    12,968    (11,593)

February 15, 2002 (After Withdrawal)
------------------------------------
(4) Portion of (3) Associated
    with Withdrawal: (3) x [$50,000 / (1)] .  $  4,501   $ (4,851)
(5) Reduction in Guaranteed
    Period Amount: [$50,000-(4)]............    45,499     54,851
(6) Guaranteed Period Amount: (2)-(5) ......    85,581     76,229
(7) Maturity Value..........................   120,032    106,915
(8) Present Value of (7), also
    Annuity Account Value...................    94,048     69,487

You should note that under this example if a withdrawal is made when rates have increased (from 7.00% to 9.00% in the example), a portion of a negative market value adjustment is realized. On the other hand, if a withdrawal is made when rates have decreased (from 7.00% to 5.00% in the example), a portion of a positive market value adjustment is realized.

                   APPENDIX II: QUALIFIED PLAN CERTIFICATES
-----------------------------------------------------------------------------

CONTRIBUTIONS

When issued with the appropriate endorsement, Accumulator Certificates may be used as an investment vehicle for a defined contribution plan maintained by an employer and which is a tax qualified plan within the meaning of Section 401(a) for the Code.

When issued in connection with such a qualified plan, we will only accept employer contributions from a trust under a plan qualified under Section 401(a) of the Code. If the plan contains a cash or deferred arrangement within the meaning of Section 401(k) of the Code, contributions may include employee pre-tax and employer matching or other employer contributions, but not employee after-tax contributions to the plan.

CERTIFICATE OWNER, ANNUITANT AND BENEFICIARY

The Certificate Owner must be the trustee of a trust for a qualified plan maintained by the employer. The Annuitant must be the participant/employee and the beneficiary under the Certificate must be the Certificate Owner.

PURCHASE CONSIDERATIONS

Any trustee considering a purchase of the Accumulator should discuss with its tax adviser whether this is an appropriate investment vehicle for the employer's plan. The form of Certificate and this prospectus should be reviewed in full, and the following factors, among others, should be noted. This Certificate accepts transfer contributions only and not regular, ongoing payroll contributions. For 401(k) plans, no employee after-tax contributions are accepted. Further, Equitable will not perform or provide any plan record keeping services with respect to this Certificate. The plan's administrator will be solely responsible for performing or providing for all such services. There is no loan feature offered under the Certificates, so if the plan provides for loans and a participant takes a loan from the plan, other plan assets must be used as the source of the loan and any loan repayments must be credited to other investment vehicles and/or accounts available under the plan.

Finally, because the method of purchasing the Certificates and the features of the Certificates may appeal more to plan participants who are older and tend to be highly paid, and because certain features of the Certificates are available only to plan participants who meet certain minimum and/or maximum age requirements, plan trustees should discuss with their advisers whether the purchase of the Certificates would cause the plan to engage in prohibited discrimination in contributions, benefits or otherwise.

       APPENDIX III: DEATH BENEFIT FOR CERTIFICATES ISSUED IN NEW YORK
-----------------------------------------------------------------------------

The death benefit applicable to Certificates issued in New York is equal to the Annuity Account Value or, if greater, the Guaranteed Minimum Death Benefit.

GUARANTEED MINIMUM DEATH BENEFIT

Applicable for Annuitant issue ages 20 through 79

On the Contract Date, the Guaranteed Minimum Death Benefit is equal to the initial contribution. Thereafter, the Guaranteed Minimum Death Benefit is reset through the Annuitant's age 80, to the Annuity Account Value on a Contract Date anniversary if higher than the then current Guaranteed Minimum Death Benefit, and is adjusted for any subsequent contributions and withdrawals. In no event will the Guaranteed Minimum Death Benefit at the Annuitant's death be less than the Annuity Account Value in the Investment Funds, plus the sum of the Guaranteed Period Amounts in each Guarantee Period. See "Guarantee Periods" in Part 2.

Applicable for Annuitant issue ages 80 through 83

On the Contract Date, the Guaranteed Minimum Death Benefit is equal to the initial contribution. Thereafter, the initial contribution is adjusted for any subsequent contributions, and any withdrawals. In no event will the Guaranteed Minimum Death Benefit at the Annuitant's death be less than the Annuity Account Value in the Investment Funds, plus the sum of the Guaranteed Period Amounts in each Guarantee Period. See "Guarantee Periods" in Part 2.

Withdrawals will cause a reduction in your current Guaranteed Minimum Death Benefit on a pro rata basis. Reduction on a pro rata basis means that we calculate the percentage of the Annuity Account Value as of the Transaction Date that is being withdrawn and we reduce your current Guaranteed Minimum Death Benefit by that same percentage. For an example of the calculation, see "How Withdrawals and Transfers Affect Your Guaranteed Minimum Death Benefit and Guaranteed Minimum Income Benefit" in Part 3.

            APPENDIX IV: GUARANTEED MINIMUM DEATH BENEFIT EXAMPLE
-----------------------------------------------------------------------------

Under the Certificates the death benefit for Certificates issued in all states except New York is equal to the sum of:

 (1) the Annuity Account Value in the Investment Funds, or, if greater, the Guaranteed Minimum Death Benefit (see "Guaranteed Minimum Death Benefit" in Part 3); and

 (2) the death benefit provided with respect to the Guaranteed Period Account (see "Death Benefit" in Part 3).

See Appendix III for the description of the death benefit applicable to Certificates issued in New York.

The following is an example illustrating the calculation of the Guaranteed Minimum Death Benefit. Assuming $100,000 is allocated to the Investment Funds (with no allocation to the Alliance Money Market and Alliance Intermediate Government Securities Funds), no subsequent contributions, no transfers and no withdrawals, the Guaranteed Minimum Death Benefit for an Annuitant age 45 would be calculated as follows:

   END OF                      NON-NEW YORK          NEW YORK
 CONTRACT       ANNUITY     GUARANTEED MINIMUM  GUARANTEED MINIMUM
    YEAR     ACCOUNT VALUE   DEATH BENEFIT(1)     DEATH BENEFIT
    ----     -------------   ----------------     -------------
     1         $105,000          $106,000          $105,000(2)
     2         $115,500          $112,360           115,500(2)
     3         $132,825          $119,102           132,825(2)
     4         $106,260          $126,248           132,825(3)
     5         $116,886          $133,823           132,825(3)
     6         $140,263          $141,852           140,263(2)
     7         $140,263          $150,363           140,263(3)

The Annuity Account Values for Contract Years 1 through 8 are determined based on hypothetical rates of return of 5.00%, 10.00%, 15.00%, (20.00)%, 10.00%, 20.00% and 0.00%, respectively.

6% TO AGE 80 BENEFIT

(1) For Contract Years 1 through 7, the Guaranteed Minimum Death Benefit equals the initial contribution increased by 6%.

NEW YORK

(2) At the end of Contract Years 1, 2, and 3 and again at the end of Contract Year 6, the Guaranteed Minimum Death Benefit is equal to the current Annuity Account Value.
(3) At the end of Contract Years 4, 5, and 7, the Guaranteed Minimum Death Benefit is equal to the Guaranteed Minimum Death Benefit at the end of the prior year since it is equal to or higher than the current Annuity Account Value.

-------------------------------------------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION
                               TABLE OF CONTENTS

-------------------------------------------------------------------------------

                                                                     PAGE
                                                                     ----
Part 1:     Accumulation Unit Values                                   2

Part 2:     Annuity Unit Values                                        2

Part 3:     Custodian and Independent Accountants                      3

Part 4:     Alliance Money Market Fund and Alliance Intermediate       3
            Government Securities Fund Yield Information

Part 5:     Long-Term Market Trends                                    4

Part 6:     Key Factors in Retirement Planning                         6

Part 7:     Financial Statements                                      11

              HOW TO OBTAIN AN INCOME MANAGER ACCUMULATOR STATEMENT OF ADDITIONAL INFORMATION FOR SEPARATE ACCOUNT NO. 45

              Send this request form to:

                   Equitable Life
                   Income Management Group
                   P.O. Box 1547
                   Secaucus, NJ 07096-1547

              Please send me an Income Manager Accumulator SAI:

              ---------------------------------------------------------
              Name

              ---------------------------------------------------------
              Address

              ---------------------------------------------------------
              City                    State                    Zip

                                             Filed Pursuant to Rule 497(c)
                                             Registration File No.: 33-83750

   SUPPLEMENT DATED MAY 1, 1997 TO INCOME MANAGER (SERVICE MARK) ROLLOVER IRA
          AND CHOICE INCOME PLAN PROSPECTUS, DATED OCTOBER 17, 1996
-----------------------------------------------------------------------------

This supplement dated May 1, 1997, updates certain information in the Rollover IRA and Choice Income Plan prospectus of The Equitable Life Assurance Society of the United States (EQUITABLE LIFE), dated October 17, 1996. You should read this supplement in conjunction with the prospectus. You should keep the supplement and the prospectus for future reference. We have filed with the Securities and Exchange Commission (SEC) our statement of additional information (SAI) dated May 1, 1997. If you have previously received, but do not presently have, a copy of the prospectus, you may obtain an additional copy of the prospectus, as well as a copy of the SAI, from us, free of charge, if you write to Equitable Life, Income Management Group, P.O. Box 1547, Secaucus, NJ 07096-1547, call (800) 789-7771 or if you only need a copy of the SAI, you may mail in the SAI request form located at the end of the supplement. The SAI has been incorporated by reference into this supplement.

In the supplement, each section of the prospectus in which a change has been made is identified and the number of each prospectus page on which a change occurs is also noted. Special terms used in the prospectus have the same meaning in the supplement unless otherwise noted.

ON THE COVER PAGE OF THE PROSPECTUS THE THIRD (INCLUDING THE CHART OF INVESTMENT OPTIONS) AND FOURTH PARAGRAPHS ARE REPLACED BY THE FOLLOWING
PARAGRAPHS:

  The Rollover IRA offers investment options (INVESTMENT OPTIONS) that permit you to create your own strategies. These Investment Options include 21 variable investment funds (INVESTMENT FUNDS) and each GUARANTEE PERIOD in the GUARANTEED PERIOD ACCOUNT.

  We invest each Investment Fund in Class IA shares of a corresponding portfolio (PORTFOLIO) of The Hudson River Trust (HR TRUST) or Class IB shares of a corresponding Portfolio of EQ Advisors Trust (EQ TRUST), mutual funds whose shares are purchased by separate accounts of insurance companies. The prospectuses for HR Trust and EQ Trust, both of which accompany this supplement, describe the investment objectives, policies and risks of the Portfolios.

                                INVESTMENT FUNDS

------------------------------------------------------------------------------------------------------------------------
                                                     EQUITY SERIES
------------------------------------------------------------------------------------------------------------------------
DOMESTIC EQUITY                       INTERNATIONAL EQUITY                        AGGRESSIVE EQUITY
  Alliance Common Stock                 Alliance Global                             Alliance Aggressive Stock
  Alliance Growth & Income              Alliance International                      Alliance Small Cap Growth
  EQ/Putnam Growth & Income Value       Morgan Stanley Emerging Markets Equity*     MFS Emerging Growth Companies
  MFS Research                          T. Rowe Price International Stock           Warburg Pincus Small Company Value
  Merrill Lynch Basic Value Equity      ______________
  T. Rowe Price Equity Income           *Available on or about September 2, 1997.
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
  ASSET ALLOCATION SERIES                               FIXED INCOME SERIES
------------------------------------------------------------------------------------------------------------------------
  Alliance Conservative Investors     AGGRESSIVE FIXED INCOME          DOMESTIC FIXED INCOME
  Alliance Growth Investors             Alliance High Yield              Alliance Intermediate Government Securities
  EQ/Putnam Balanced                                                     Alliance Money Market
  Merrill Lynch World Strategy
------------------------------------------------------------------------------------------------------------------------

   THE FOLLOWING SENTENCE IS ADDED AT THE END OF THE FIFTH PARAGRAPH:

   The Guarantee Periods currently available have Expiration Dates of February 15 in years 1998 through 2007 under the Rollover IRA and 1998 through 2012 under the Choice Income Plan.

THROUGHOUT THE PROSPECTUS ANY REFERENCE TO THE INVESTMENT FUNDS AND GUARANTEE PERIODS REFER TO THE INVESTMENT FUNDS AND GUARANTEE PERIODS SET FORTH ABOVE.

-----------------------------------------------------------------------------
   Copyright 1997 The Equitable Life Assurance Society of the United States,
                           New York, New York 10104.
  All rights reserved. Income Manager is a service mark of The Equitable Life
                    Assurance Society of the United States.

THROUGHOUT THE PROSPECTUS (EXCEPT WHERE OTHERWISE NOTED) THE REFERENCE TO "TRUST" IS REPLACED BY "HR TRUST AND EQ TRUST."

ON PAGE 2, UNDER THE HEADING "INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE" REPLACE THE ENTIRE SECTION WITH THE FOLLOWING SECTION:

               INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

    Equitable Life's Annual Report on Form 10-K for the year ended December 31, 1996 is incorporated herein by reference.

    All documents or reports filed by Equitable Life pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (EXCHANGE ACT) after the date hereof and prior to the termination of the offering of the securities offered hereby shall be deemed to be incorporated by reference in the prospectus and the supplement and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated herein by reference shall be deemed to be modified or superseded for purposes of the prospectus and the supplement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified and superseded, to constitute a part of the prospectus and the supplement. Equitable Life files its Exchange Act documents and reports, including its annual and quarterly reports on Form 10-K and Form 10-Q, electronically pursuant to EDGAR under CIK No. 0000727920. The SEC maintains a web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC. The address of the site is http://www.sec.gov.

    Equitable Life will provide without charge to each person to whom a prospectus is delivered, upon the written or oral request of such person, a copy of any or all of the foregoing documents incorporated herein by reference (other than exhibits not specifically incorporated by reference into the text of such documents). Requests for such documents should be directed to The Equitable Life Assurance Society of the United States, 1290 Avenue of the Americas, New York, New York 10104. Attention: Corporate Secretary (telephone: (212) 554-1234).

ON PAGE 4, UNDER THE HEADING "GENERAL TERMS"

  ADD THE FOLLOWING DEFINITIONS:

  EQ TRUST--EQ Advisors Trust, a mutual fund in which the assets of separate accounts of insurance companies are invested. EQ Financial Consultants, Inc. (EQ Financial) is the manager of EQ Trust and has appointed advisers for each of the Portfolios.

  HR TRUST--The Hudson River Trust, a mutual fund in which the assets of separate accounts of insurance companies are invested. Alliance Capital Management L.P. (Alliance) is the manager and adviser to HR Trust.

  DELETE THE DEFINITION FOR "TRUST."

ON PAGES 6, 7 AND 8 REPLACE THE "FEE TABLE" SECTION WITH THE FOLLOWING
SECTION:

                                  FEE TABLE

The purpose of this fee table is to assist you in understanding the various costs and expenses you may bear directly or indirectly under the Certificate so that you may compare them with other similar products. The table reflects both the charges of the Separate Account and the expenses of HR Trust and EQ Trust. Charges for applicable taxes such as state or local premium taxes may also apply. For a complete description of each trust's charges and expenses, see the prospectuses for HR Trust and EQ Trust.

As explained in Part 4, the Guarantee Periods are not a part of the Separate Account and are not covered by the fee table and examples. The only charge shown in the Table which will be deducted from amounts allocated to the Guarantee Periods is the withdrawal charge. However, if there is insufficient value in the Investment Funds, all or a portion of the distribution fee and the annual contract fee, if any, may be deducted from your Annuity Account Value in the Guaranteed Period Account rather than from the Investment Funds. See "Part 7: Deductions and Charges." A market value adjustment (either positive or negative) also may be applicable as a result of a withdrawal, transfer or surrender of amounts from a Guarantee Period. See "Part 4: The Guaranteed Period Account."

OWNER TRANSACTION EXPENSES (DEDUCTED FROM ANNUITY ACCOUNT VALUE)
----------------------------------------------------------------
DISTRIBUTION FEE (SALES LOAD) AS A PERCENTAGE OF EACH CONTRIBUTION
RECEIVED DURING THE FIRST CONTRACT YEAR (deducted annually on each of the first seven Processing Dates)(1) ........................... 0.20%

                                                                                  CONTRACT
WITHDRAWAL CHARGE AS A PERCENTAGE OF CONTRIBUTIONS (percentage deducted upon        YEAR
  surrender or for certain withdrawals. The applicable withdrawal charge             1 .......  7.00%
  percentage is determined by the Contract Year in which the withdrawal is made      2 .......  6.00
  or the Certificate is surrendered beginning with "Contract Year 1" with            3 .......  5.00
  respect to each contribution withdrawn or surrendered. For each contribution,      4 .......  4.00
  the Contract Year in which we receive that contribution is "Contract Year          5 .......  3.00
  1")(2)                                                                             6 .......  2.00
                                                                                     7 .......  1.00
                                                                                     8+ ......  0.00

                                                                               COMBINED    GMDB
                                                                              GMDB/GMIB   ONLY
                                                                               BENEFIT     BENEFIT
GMDB/GMIB CHARGES (PERCENTAGE DEDUCTED ANNUALLY ON EACH PROCESSING DATE        (PLAN A)    (PLAN B)
                                                                              ----------- ---------
 as a percentage of the guaranteed minimum death benefit then in effect)(3) ..    0.45%      0.20%
ANNUAL CONTRACT FEE (DEDUCTED FROM ANNUITY ACCOUNT VALUE ON EACH PROCESSING
 DATE)(4)
 --------
 If the initial contribution is less than $25,000 ............................            $30
 If the initial contribution is $25,000 or more ..............................            $0

SEPARATE ACCOUNT ANNUAL EXPENSES (AS A PERCENTAGE OF ASSETS IN EACH
 INVESTMENT FUND)
 ----------------
Mortality and Expense Risk Charge ............................................           0.90%
Asset Based Administrative Charge ............................................           0.25%
                                                                                         -----
 Total Separate Account Annual Expenses ......................................           1.15%
                                                                                         =====

------------
See footnotes on next page.

HR TRUST AND EQ TRUST ANNUAL EXPENSES (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS IN EACH PORTFOLIO)

                                                     INVESTMENT PORTFOLIOS
                                 -----------------------------------------------------------
                                    ALLIANCE     ALLIANCE    ALLIANCE   ALLIANCE
                                  CONSERVATIVE    GROWTH     GROWTH &    COMMON    ALLIANCE
HR TRUST                           INVESTORS     INVESTORS    INCOME     STOCK      GLOBAL
                                 -------------- ----------- ---------- ---------- ----------
Investment Advisory Fee                0.48%        0.53%       0.55%      0.38%      0.65%
Other Expenses                         0.07%        0.06%       0.05%      0.03%      0.08%
                                 -------------- ----------- ---------- ---------- ----------
 TOTAL HR TRUST ANNUAL
  EXPENSES(5)                          0.55%        0.59%       0.60%      0.41%      0.73%
                                 ============== =========== ========== ========== ==========

                                                                                        ALLIANCE
                                                   ALLIANCE    ALLIANCE    ALLIANCE   INTERMEDIATE   ALLIANCE
                                    ALLIANCE      AGGRESSIVE   SMALL CAP    MONEY        GOVT.         HIGH
HR TRUST                          INTERNATIONAL     STOCK       GROWTH      MARKET     SECURITIES     YIELD
                                 --------------- ------------ ----------- ---------- -------------- ----------
Investment Advisory Fee                0.90%          0.55%       0.90%       0.35%        0.50%        0.60%
Other Expenses                         0.18%          0.03%       0.10%       0.04%        0.09%        0.06%
                                 --------------- ------------ ----------- ---------- -------------- ----------
 TOTAL HR TRUST ANNUAL
  EXPENSES(5)                          1.08%          0.58%       1.00%       0.39%        0.59%        0.66%
                                 =============== ============ =========== ========== ============== ==========

                                              EQ/PUTNAM      MFS                   MERRILL
                                              GROWTH &    EMERGING                  LYNCH
                                  EQ/PUTNAM    INCOME      GROWTH       MFS      BASIC VALUE
EQ TRUST                          BALANCED      VALUE     COMPANIES   RESEARCH     EQUITY
                                 ----------- ----------- ----------- ---------- -------------
Investment Advisory Fee              0.55%       0.55%       0.55%       0.55%       0.55%
12b-1 Fee(6)                         0.25%       0.25%       0.25%       0.25%       0.25%
Other Expenses                       0.10%       0.05%       0.05%       0.05%       0.05%
                                 ----------- ----------- ----------- ---------- -------------
 TOTAL EQ TRUST ANNUAL
  EXPENSES(7)                        0.90%       0.85%       0.85%       0.85%       0.85%
                                 =========== =========== =========== ========== =============

                                              MORGAN              T. ROWE    WARBURG
                                  MERRILL    STANLEY    T. ROWE    PRICE     PINCUS
                                   LYNCH     EMERGING    PRICE    INTERNA-    SMALL
                                   WORLD     MARKETS    EQUITY     TIONAL    COMPANY
EQ TRUST                          STRATEGY   EQUITY*    INCOME     STOCK      VALUE
                                 ---------- ---------- --------- ---------- ---------
Investment Advisory Fee              0.70%      1.15%     0.55%      0.75%     0.65%
12b-1 Fee(6)                         0.25%      0.25%     0.25%      0.25%     0.25%
Other Expenses                       0.25%      0.35%     0.05%      0.20%     0.10%
                                 ---------- ---------- --------- ---------- ---------
 TOTAL EQ TRUST ANNUAL
  EXPENSES(7)                        1.20%      1.75%     0.85%      1.20%     1.00%
                                 ========== ========== ========= ========== =========

------------
Notes:
  (1) The amount deducted is based on contributions that have not been withdrawn. The distribution fee will not apply while the IRA Assured Payment Option or IRA APO Plus is in effect. See "Part 7: Deductions and Charges," "Distribution Fee."
  (2) Deducted upon a withdrawal with respect to amounts in excess of the 15% (10% under the IRA Assured Payment Option and IRA APO Plus) free corridor amount, and upon a surrender. See "Part 7: Deductions and Charges," "Withdrawal Charge." We reserve the right to impose an administrative charge of the lesser of $25 and 2.0% of the amount withdrawn for each Lump Sum Withdrawal after the fifth in a Contract Year. See "Withdrawal Processing Charge" also in Part 7.
  (3) The guaranteed minimum death benefit (GMDB) is described under "Death Benefit," "GMDB" and the guaranteed minimum income benefit
         (GMIB) is described under "GMIB" both of which are in Part 5. The 0.45% charge covers a 6% to Age 80 Benefit or, if a combined 6% to Age 70 Benefit is elected, the charge is 0.30%. See "Part 7:
         Deductions and Charges," "Charges for Combined GMDB/GMIB Benefit (Plan A)" and "Charges for GMDB Only Benefit (Plan B)."
  (4) This charge is incurred at the beginning of the Contract Year and deducted on the Processing Date. See "Part 7: Deductions and Charges," "Annual Contract Fee."
  (5) The amounts shown for the Portfolios of HR Trust (other than Alliance Small Cap Growth) have been restated to reflect advisory fees which went into effect as of May 1, 1997. "Other Expenses" are based on the average daily net assets in each Portfolio during 1996. The amounts shown for the Alliance Small Cap Growth Portfolio are estimated for the current fiscal year as this Portfolio commenced operations on May 1, 1997. The investment advisory fee for each Portfolio may vary from year to year depending upon the average daily net assets of the respective Portfolio of HR Trust. The maximum investment advisory fees, however, cannot be increased without a vote of that Portfolio's shareholders. The other direct operating expenses will also fluctuate from year to year depending on actual expenses. See "HR Trust Charges to Portfolios" in Part 7.
  (6) The Class IB shares of EQ Trust are subject to fees imposed under a distribution plan (herein, the "Rule 12b-1 Plan") adopted by EQ Trust pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. The Rule 12b-1 Plan provides that EQ Trust, on behalf of each Portfolio, may pay annually up to 0.25% of the average daily net assets of a Portfolio attributable to its Class IB shares in respect of activities primarily intended to result in the sale of the Class IB shares. This fee will not be increased for the life of the Certificates.
  (7) "Other Expenses" shown are based on estimated amounts (after expense waiver or limitation) for the current fiscal year, as EQ Trust commenced operations on May 1, 1997. The maximum investment advisory fees cannot be increased without a vote of that Portfolio's shareholders. The other direct operating expenses will fluctuate from year to year depending on actual expenses, but pursuant to agreement, cannot together with other fees specified exceed the total annual expenses specified. See "EQ Trust Charges to Portfolios" in Part 7.
  *      Available on or about September 2, 1997.

EXAMPLES

The examples below show the expenses that a hypothetical Certificate Owner would pay under the Combined GMDB/GMIB Benefit (Plan A) with a 6% to Age 80 Benefit and under the GMDB Only Benefit (Plan B) in the two situations noted below assuming a $1,000 contribution invested in one of the Investment Funds listed, and a 5% annual return on assets.(1) The annual contract fee was computed based on an initial contribution of $10,000.

These examples should not be considered a representation of past or future expenses for each Investment Fund or Portfolio. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.

                 COMBINED GMDB/GMIB BENEFIT (PLAN A) ELECTION

IF YOU SURRENDER YOUR CERTIFICATE AT THE END OF EACH PERIOD SHOWN, THE
EXPENSES WOULD BE:
                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
                          -------- --------- --------- ----------
HR TRUST
--------
Alliance Conservative
 Investors                 $ 90.26   $125.78   $164.15   $290.05
Alliance Growth Investors    90.65    126.98    166.16    294.09
Alliance Growth & Income     90.75    127.28    166.66    295.10
Alliance Common Stock        88.86    121.57    157.10    275.76
Alliance Global              92.05    131.17    173.15    308.12
Alliance International       95.53    141.59    190.48    342.39
Alliance Aggressive Stock    90.55    126.68    165.66    293.08
Alliance Small Cap Growth    94.73    139.22        --        --
Alliance Money Market        88.67    120.98    156.09    273.71
Alliance Intermediate
 Government Securities       90.65    126.98    166.16    294.09
Alliance High Yield          91.35    129.08    169.66    301.13

EQ TRUST
--------
EQ/Putnam Balanced         $ 93.74   $136.25        --        --
EQ/Putnam Growth & Income
 Value                       93.24    134.75        --        --
MFS Emerging Growth
 Companies                   93.24    134.75        --        --
MFS Research                 93.24    134.75        --        --
Merrill Lynch Basic Value
 Equity                      93.24    134.75        --        --
Merrill Lynch World
 Strategy                    96.72    145.15        --        --
Morgan Stanley Emerging
 Markets Equity             102.19    161.34        --        --
T. Rowe Price Equity
 Income                      93.24    134.75        --        --
T. Rowe Price
 International Stock         96.72    145.15        --        --
Warburg Pincus Small
 Company Value               94.73    139.22        --        --

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                          IF YOU DO NOT SURRENDER YOUR CERTIFICATE
                          AT THE END OF EACH PERIOD SHOWN, THE
                          EXPENSES WOULD BE:

                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
                          -------- --------- --------- ----------
HR TRUST
--------
Alliance Conservative
 Investors                  $27.03   $ 83.14   $142.17   $298.10
Alliance Growth Investors    27.42     84.33    144.17    302.14
Alliance Growth & Income     27.52     84.63    144.67    303.14
Alliance Common Stock        25.63     78.93    135.12    283.82
Alliance Global              28.82     88.53    151.17    316.17
Alliance International       32.30     98.96    168.51    350.45
Alliance Aggressive Stock    27.32     84.03    143.67    301.14
Alliance Small Cap Growth    31.50     96.57        --        --
Alliance Money Market        25.44     78.34    134.11    281.77
Alliance Intermediate
 Government Securities       27.42     84.33    144.17    302.14
Alliance High Yield          28.12     86.43    147.67    309.17

EQ TRUST
--------
EQ/Putnam Balanced          $30.51   $ 93.60        --        --
EQ/Putnam Growth & Income
 Value                       30.01     92.10        --        --
MFS Emerging Growth
 Companies                   30.01     92.10        --        --
MFS Research                 30.01     92.10        --        --
Merrill Lynch Basic Value
 Equity                      30.01     92.10        --        --
Merrill Lynch World
 Strategy                    33.49    102.51        --        --
Morgan Stanley Emerging
 Markets Equity              38.96    118.70        --        --
T. Rowe Price Equity
 Income                      30.01     92.10        --        --
T. Rowe Price
 International Stock         33.49    102.51        --        --
Warburg Pincus Small
 Company Value               31.50     96.57        --        --

------------
See footnote on next page.

                     GMDB ONLY BENEFIT (PLAN B) ELECTION

IF YOU SURRENDER YOUR CERTIFICATE AT THE END OF EACH PERIOD SHOWN, THE
EXPENSES WOULD BE:
                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
                          -------- --------- --------- ----------
HR TRUST
--------
Alliance Conservative
 Investors                 $ 90.26   $120.46   $153.06   $262.23
Alliance Growth Investors    90.65    121.66    155.07    266.33
Alliance Growth & Income     90.75    121.96    155.58    267.36
Alliance Common Stock        88.86    116.24    145.96    247.74
Alliance Global              92.05    125.87    162.12    280.56
Alliance International       95.53    136.32    179.54    315.32
Alliance Aggressive Stock    90.55    121.35    154.55    265.29
Alliance Small Cap Growth    94.73    133.93        --        --
Alliance Money Market        88.67    115.65    144.95    245.67
Alliance Intermediate
 Government Securities       90.65    121.66    155.07    266.33
Alliance High Yield          91.35    123.77    158.60    273.47

EQ TRUST
--------
EQ/Putnam Balanced         $ 93.74   $130.95        --        --
EQ/Putnam Growth & Income
 Value                       93.24    129.45        --        --
MFS Emerging Growth
 Companies                   93.24    129.45        --        --
MFS Research                 93.24    129.45        --        --
Merrill Lynch Basic Value
 Equity                      93.24    129.45        --        --
Merrill Lynch World
 Strategy                    96.72    139.88        --        --
Morgan Stanley Emerging
 Markets Equity             102.19    156.12        --        --
T. Rowe Price Equity
 Income                      93.24    129.45        --        --
T. Rowe Price
 International Stock         96.72    139.88        --        --
Warburg Pincus Small
 Company Value               94.73    133.93        --        --

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                          IF YOU DO NOT SURRENDER YOUR CERTIFICATE
                          AT THE END OF EACH PERIOD SHOWN, THE
                          EXPENSES WOULD BE:

                            1 YEAR   3 YEARS   5 YEARS   10 YEARS
                          -------- --------- --------- ----------
HR TRUST
--------
Alliance Conservative
 Investors                  $24.38   $ 74.85   $127.74   $265.82
Alliance Growth Investors    24.77     76.04    129.75    269.91
Alliance Growth & Income     24.87     76.34    130.25    270.93
Alliance Common Stock        22.98     70.63    120.64    251.32
Alliance Global              26.17     80.25    136.79    284.15
Alliance International       29.65     90.70    154.21    318.91
Alliance Aggressive Stock    24.67     75.74    129.24    268.88
Alliance Small Cap Growth    28.85     88.31        --        --
Alliance Money Market        22.79     70.02    119.62    249.24
Alliance Intermediate
 Government Securities       24.77     76.04    129.75    269.91
Alliance High Yield          25.47     78.15    133.28    277.06

EQ TRUST
--------
EQ/Putnam Balanced          $27.86   $ 85.34        --        --
EQ/Putnam Growth & Income
 Value                       27.36     83.84        --        --
MFS Emerging Growth
 Companies                   27.36     83.84        --        --
MFS Research                 27.36     83.84        --        --
Merrill Lynch Basic Value
 Equity                      27.36     83.84        --        --
Merrill Lynch World
 Strategy                    30.84     94.26        --        --
Morgan Stanley Emerging
 Markets Equity              36.31    110.50        --        --
T. Rowe Price Equity
 Income                      27.36     83.84        --        --
T. Rowe Price
 International Stock         30.84     94.26        --        --
Warburg Pincus Small
 Company Value               28.85     88.31        --        --

------------
Note:
  (1) The amount accumulated from the $1,000 contribution could not be paid in the form of an annuity at the end of any of the periods shown in the examples. If the amount applied to purchase an annuity is less than $2,000, or the initial payment is less than $20 we may pay the amount to the payee in a single sum instead of as payments under an annuity form. See "Income Annuity Options" in Part 6. The examples do not reflect charges for applicable taxes such as state or local premium taxes that may also be deducted in certain jurisdictions.

CONDENSED FINANCIAL INFORMATION

  ACCUMULATION UNIT VALUES

  Equitable Life commenced the offering of the Certificates on May 1, 1995. The following table shows the Accumulation Unit Values, as of May 1, 1995 and the last Business Day for the periods shown. There are no Accumulation Unit Values for Alliance Small Cap Growth, and Alliance High Yield Funds, and the Investment Funds investing in Class IB shares of EQ Trust Portfolios as such Funds were not available prior to the date of this supplement.

                                             LAST BUSINESS DAY OF
                         ----------------------------------------------------------
                           MAY 1, 1995   DECEMBER 1995   DECEMBER 1996   MARCH 1997
                         ------------- --------------- --------------- ------------
 Alliance Conservative
  Investors                $ 14.647383    $ 16.549050     $ 17.209382   $ 17.009080
 Alliance Growth
  Investors                  20.073331      23.593613       26.260729   $ 25.712963
 Alliance Growth &
  Income                     10.376155      11.989601       14.231408     14.317214
 Alliance Common
  Stock                     102.335691     124.519251      152.955877    147.037726
 Alliance Global             19.478146      22.293921       25.253539     24.366634
 Alliance International      10.125278      11.033925       11.976127     11.827319
 Alliance Aggressive
  Stock                      44.025496      54.591448       65.938687     64.279288
 Alliance Money Market       23.150932      23.830754       24.810781     25.046934
 Alliance Intermediate
  Govt. Securities           12.498213      13.424767       13.770322     13.741339

ON PAGE 9, UNDER THE HEADING "TRANSFERS"

  THE FIRST SENTENCE OF THE PARAGRAPH IS REVISED AS FOLLOWS:
  You may make an unlimited number of transfers among the Investment Options.

  DELETE THE SECOND SENTENCE.

ON PAGE 10, UNDER THE HEADING "IRA ASSURED PAYMENT OPTION," DELETE THE THIRD PARAGRAPH.

ON PAGE 12, UNDER THE HEADING "EQUITABLE LIFE"

  REPLACE THE FOURTH SENTENCE OF THE FIRST PARAGRAPH WITH THE FOLLOWING
  SENTENCE:

  Our home office is located at 1290 Avenue of the Americas, New York, New York 10104.

  REPLACE THE SECOND AND THIRD PARAGRAPHS WITH THE FOLLOWING PARAGRAPHS:

  Equitable Life is a wholly owned subsidiary of The Equitable Companies Incorporated (the Holding Company). The largest shareholder of the Holding Company is AXA-UAP (AXA). As of December 31, 1996, AXA beneficially owned approximately 63.8% of the outstanding shares of common stock of the Holding Company (assuming conversion of convertible preferred stock held by AXA). Under its investment arrangements with Equitable Life and the Holding Company, AXA is able to exercise significant influence over the operations and capital structure of the Holding Company and its subsidiaries, including Equitable Life. AXA, a French company, is the holding company for an international group of insurance and related financial service companies.

  Equitable Life, the Holding Company and their subsidiaries managed approximately $239.8 billion of assets as of December 31, 1996.

ON PAGES 12 AND 13, REPLACE THE HEADING "THE TRUST" WITH "HR TRUST" AND ADD THE FOLLOWING SENTENCE AFTER THE FIFTH SENTENCE OF THE FIRST PARAGRAPH:

  Investment Funds that invest in Portfolios of HR Trust purchase Class IA shares of a corresponding Portfolio of HR Trust.

ON PAGE 13, UNDER THE HEADING "THE TRUST'S INVESTMENT ADVISER" AND IN THE FIRST SENTENCE OF THE PARAGRAPH UNDER THE HEADING REPLACE "THE TRUST" WITH "HR TRUST."

  IN THE FIRST PARAGRAPH OF THIS SECTION REPLACE THE THIRD SENTENCE WITH THE FOLLOWING SENTENCE:

  On December 31, 1996, Alliance was managing approximately $182.8 billion in assets.

  DELETE THE SECOND PARAGRAPH.

ON PAGE 13, INSERT THE FOLLOWING SECTIONS AFTER THE LAST PARAGRAPH:

  EQ TRUST

  EQ Trust is an open-end management investment company. As a "series type" of mutual fund, EQ Trust issues different series of stock, each of which relates to a different Portfolio of EQ Trust. EQ Trust commenced operations on May 1, 1997. EQ Trust does not impose a sales charge or "load" for buying and selling it shares. All dividend distributions to EQ Trust are reinvested in full and fractional shares of the Portfolio to which they relate. Investment Funds that invest in Portfolios of EQ Trust purchase Class IB shares of a corresponding Portfolio of EQ Trust. More detailed information about EQ Trust, its investment objectives, policies and restrictions, risks, expenses, the Rule 12b-1 Plan relating to the Class IB shares, and all other aspects of its operations appears in its prospectus which accompanies this supplement and in its statement of additional information.

  EQ TRUST'S MANAGER AND ADVISERS

  EQ Trust is managed by EQ Financial Consultants, Inc. (EQ Financial) which, subject to supervision and direction of the Trustees of EQ Trust, has overall responsibility for the general management of EQ Trust. EQ Financial is an investment adviser registered under the 1940 Act, and a broker-dealer registered under the Exchange Act. EQ Financial is a Delaware corporation and an indirect, wholly-owned subsidiary of Equitable Life.

  EQ Financial's main office is located at 1290 Avenue of the Americas, New York, NY 10104.

  EQ Financial has entered into investment advisory agreements with Putnam Investments, Massachusetts Financial Services Company, Merrill Lynch Asset Management, L.P, Morgan Stanley Asset Management, Inc., T. Rowe Price Associates, Inc. and T. Rowe Price-Fleming International, Inc., and Warburg, Pincus Counsellors, Inc., which serve as advisers to EQ/Putnam, MFS, Merrill Lynch, Morgan Stanley, T. Rowe Price, and Warburg Pincus Portfolios, respectively, of EQ Trust.

ON PAGE 14, UNDER THE HEADING "INVESTMENT POLICIES AND OBJECTIVES OF THE TRUST'S PORTFOLIOS"
  ADD THE FOLLOWING SENTENCES TO THE END OF THE FIRST PARAGRAPH:

  Set forth below is a summary of the investment policies and objectives of each Portfolio. This summary is qualified in its entirely by reference to the prospectuses for HR Trust and EQ Trust, both of which accompany this supplement. Please read the prospectuses for each of the trusts carefully before investing.

  DELETE THE DESCRIPTIONS OF "CONSERVATIVE INVESTORS," "GROWTH INVESTORS," "AGGRESSIVE STOCK," AND "INTERMEDIATE GOVERNMENT SECURITIES" AND INSERT THE FOLLOWING DESCRIPTIONS:

 Alliance Conservative  Diversified mix of publicly traded equity and debt        High total return without,
 Investors              securities.                                               in the adviser's opinion,
                                                                                  undue risk to principal
Alliance Growth         Diversified mix of publicly traded equity and fixed       High total return
 Investors              income securities, including at times common stocks       consistent with the
                        issued by intermediate and small-sized companies and at   adviser's determination of
                        times lower quality fixed income securities commonly      reasonable risk
                        known as "junk bonds."

                                       8

Alliance Aggressive     Primarily common stocks and other equity-type securities  Long-term growth of
 Stock                  issued by quality small and intermediate sized companies  capital with strong growth prospects and in covered options on
                        those securities.
Alliance Small Cap      Primarily U.S. common stocks and other equity-type        Long-term growth of
 Growth                 securities issued by smaller companies that, in the       capital
                        opinion of the adviser, have favorable growth prospects.
Alliance Intermediate   Primarily debt securities issued or guaranteed as to      High current income
 Government Securities  principal and interest by the U.S. government or any of   consistent with relative
                        its agencies or instrumentalities. Each investment will   stability of principal
                        have a final maturity of not more than 10 years or a
                        duration not exceeding that of a 10-year Treasury note.
Alliance High Yield     Primarily a diversified mix of high yield, fixed-income   High return by maximizing
                        securities which generally involve greater volatility of  current income and, to the
                        price and risk of principal and income than higher        extent consistent with
                        quality fixed-income securities. Lower quality debt       that objective, capital
                        securities are commonly known as "junk bonds."            appreciation

  INSERT THE FOLLOWING DESCRIPTIONS AFTER THE DESCRIPTION OF "INTERMEDIATE GOVERNMENT SECURITIES:"

 EQ/Putnam Balanced     A well-diversified portfolio of stocks and bonds that  Balanced investment will produce both capital growth and current income.
EQ/Putnam Growth &      Primarily common stocks that offer potential for       Capital growth and,
 Income Value           capital growth and may, consistent with the            secondarily, current
                        Portfolio's investment objective, invest in common     income
                        stocks that offer potential for current income.
MFS Emerging Growth     Primarily (i.e., at least 80% of its assets under      Long-term growth of
 Companies              normal circumstances) in common stocks of emerging     capital
                        growth companies that the Portfolio adviser believes
                        are early in their life cycle but which have the
                        potential to become major enterprises.
MFS Research            A substantial portion of assets invested in common     Long-term growth of
                        stock or securities convertible into common stock of   capital and future
                        companies believed by the Portfolio adviser to possess income better than average prospects for long-term growth.
Merrill Lynch Basic     Investment in securities, primarily equities, that the Capital appreciation
 Value Equity           Portfolio adviser believes are undervalued and         and, secondarily, income
                        therefore represent basic investment value.
Merrill Lynch World     Investment primarily in a portfolio of equity and      High total investment
 Strategy               fixed-income securities, including convertible         return
                        securities of U.S. and foreign issuers.
Morgan Stanley Emerging Primarily equity securities of emerging market country Long-term capital
 Markets Equity*        issuers with a focus on those in which the Portfolio's appreciation adviser believes the economies are developing strongly
                        and in which the markets are becoming more
                        sophisticated.

------------
*     Available on or about September 2, 1997.

 T. Rowe Price     Primarily dividend paying common stocks of established  Substantial dividend
 Equity Income     companies.                                              income and also
                                                                           capital appreciation
T. Rowe Price      Primarily common stocks of established non-United       Long-term growth of
 International     States companies.                                       capital
 Stock
Warburg Pincus     Primarily in a portfolio of equity securities of small  Long-term capital
 Small Company     capitalization companies (i.e., companies having market appreciation
 Value             capitalizations of $1 billion or less at the time of
                   initial purchase) that the Portfolio adviser considers
                   to be relatively undervlaued.

ON PAGE 15, REPLACE THE FIRST AND SECOND PARAGRAPHS WITH THE FOLLOWING
PARAGRAPHS:

  This Part presents performance data for each of the Investment Funds included in the tables below. The performance data were calculated by two methods. The first method presented in the tables under "SEC Standardized Performance Data," reflects all applicable fees and charges, including the Combined GMDB/GMIB Benefit charge, but not the charges for any applicable taxes such as premium taxes.

  The second method presented in the tables under "Rate of Return Data for Investment Funds," also reflects all applicable fees and charges, but does not reflect the distribution fee, the withdrawal charge, the Combined GMDB/GMIB Benefit charge, the annual contract fee or the charge for tax such as premium taxes. These additional charges would effectively reduce the rates of return credited to a particular Certificate.

  HR Trust Portfolios

  The performance data shown for the Investment Funds investing in Class IA shares of HR Trust Portfolios (other than the Alliance Small Cap Growth Portfolio which commenced operations on May 1, 1997) are based on the actual investment results of the Portfolios, and have been adjusted for the fees and charges applicable under the Certificates.

  The performance data for the Alliance Money Market and Alliance Common Stock Funds that invest in corresponding HR Trust Portfolios, for periods prior to March 22, 1985, reflect the investment results of two open-end management separate accounts (the "predecessor separate accounts") which were reorganized in unit investment trust form. The "Since Inception" figures for these Investment Funds are based on the date of inception of the predecessor separate accounts. These performance data have been adjusted to reflect the maximum investment advisory fee payable for the corresponding Portfolio of HR Trust, as well as an assumed charge of 0.06% for direct operating expenses.

  EQ Trust Portfolios

  The Investment Funds of the Separate Account that invest in Class IB shares of Portfolios of EQ Trust have only recently been established and no Certificates funded by those Investment Funds have been issued as of the date of this supplement. EQ Trust commenced operations on May 1, 1997. Therefore, no actual historical performance data for any of these Portfolios are available. In this connection, see the discussion immediately following the tables below.

ON PAGE 15 REPLACE THE HEADING "PERFORMANCE DATA FOR A CERTIFICATE" WITH "STANDARDIZED PERFORMANCE DATA."

  IN THE FIRST SENTENCE OF THE THIRD PARAGRAPH UNDER THIS HEADING CHANGE THE DATE FROM "DECEMBER 31, 1995" TO "DECEMBER 31, 1996."

ON PAGES 15 AND 16, REPLACE THE TABLES AND FOOTNOTES WITH THE FOLLOWING TABLES AND FOOTNOTES:

                        STANDARDIZED PERFORMANCE DATA
               AVERAGE ANNUAL TOTAL RETURN UNDER A CERTIFICATE
                      SURRENDERED ON DECEMBER 31, 1996*

                                           LENGTH OF INVESTMENT PERIOD
                                  ----------------------------------------------
           INVESTMENT               ONE     THREE   FIVE     TEN        SINCE
              FUND                 YEAR     YEARS   YEARS   YEARS    INCEPTION**
              ----                 ----     -----   -----   -----    -----------
Alliance Conservative Investors    (3.31)%   3.16%   4.76%     --        6.20%
Alliance Growth Investors           4.00     7.81    8.23      --       12.10
Alliance Growth & Income           11.40    10.57      --      --        7.57
Alliance Common Stock              15.54    13.83   13.23   13.84%      13.38
Alliance Global                     5.98     9.32   11.03      --        8.87
Alliance International              1.24       --      --      --        6.02
Alliance Aggressive Stock          13.49    12.24    9.26   16.64       18.14
Alliance Money Market              (3.19)    1.47    1.70    3.86        5.14
Alliance Intermediate Govt.
 Securities                        (4.73)    0.39    3.02      --        4.43
Alliance High Yield                14.16     9.26   12.21      --        9.33

------------
See footnotes below.

   The table below illustrates the growth of an assumed investment of $1,000, with fees and charges deducted on the standardized basis as described above for the first method of calculation.

                        STANDARDIZED PERFORMANCE DATA
                     GROWTH OF $1,000 UNDER A CERTIFICATE
                      SURRENDERED ON DECEMBER 31, 1996*

                                           LENGTH OF INVESTMENT PERIOD
                                ------------------------------------------------
           INVESTMENT              ONE    THREE     FIVE     TEN        SINCE
              FUND                YEAR    YEARS    YEARS    YEARS    INCEPTION**
              ----                ----    -----    -----    -----    -----------
Alliance Conservative Investors  $  967   $1,098   $1,262       --     $ 1,618
Alliance Growth Investors         1,040    1,253    1,485       --       2,494
Alliance Growth & Income          1,114    1,352       --       --       1,339
Alliance Common Stock             1,155    1,475    1,862   $3,657      13,975
Alliance Global                   1,060    1,307    1,687       --       2,340
Alliance International            1,012       --       --       --       1,124
Alliance Aggressive Stock         1,135    1,414    1,557    4,660       6,257
Alliance Money Market               968    1,045    1,088    1,461       2,230
Alliance Intermediate Govt.
 Securities                         953    1,012    1,161       --       1,297
Alliance High Yield               1,142    1,304    1,779       --       2,441

------------
  * The tables reflect charges under a Certificate with the 0.45% GMDB/GMIB charge.
 ** The "Since Inception" dates for the Portfolios of HR Trust are as follows: Alliance Conservative Investors (October 2, 1989); Alliance Growth Investors (October 2, 1989); Alliance Growth & Income (October 1,
    1993); Alliance Common Stock (January 13, 1976); Alliance Global (August 27, 1987); Alliance International (April 3, 1995); Alliance Aggressive Stock (January 27, 1986); Alliance Money Market (July 13, 1981); Alliance Intermediate Government Securities (April 1, 1991); and Alliance High Yield (January 2, 1987).

ON PAGE 16, INSERT THE FOLLOWING PARAGRAPH BEFORE THE "RATE OF RETURN DATA FOR INVESTMENT FUNDS" SECTION:

    Additional investment performance information appears in the attached HR Trust and EQ Trust prospectuses.

    The Alliance Small Cap Growth Portfolio of HR Trust commenced operations on May 1, 1997. Therefore, no actual historical performance data are available. However, historical performance of a composite of six other advisory accounts managed by Alliance is described in the attached HR Trust prospectus. According to that prospectus, these accounts have substantially the same investment objectives and policies, and are managed in accordance with essentially the same investment strategies and techniques, as those of the Alliance Small Cap Growth Portfolio. It should be noted that these accounts are not subject to certain of the requirements and restrictions to which the Alliance Small Cap Growth Portfolio is subject and that they are managed for tax exempt clients of Alliance. The investment performance information included in the HR Trust prospectus for all Portfolios other than the Alliance Small Cap Growth Portfolio is based on actual historical performance.

    The investment performance data for HR Trust's Alliance Small Cap Growth Portfolio and for each of the Portfolios of EQ Trust, contained in the HR Trust and the EQ Trust prospectuses, are provided by those prospectuses to illustrate the past performance of each respective Portfolio adviser in managing substantially similar investment vehicles as measured against specified market indices and do not represent the past or future performance of any Portfolio. None of the performance data contained in the HR Trust and EQ Trust prospectuses reflects fees and charges imposed under your Certificate, which fees and charges would reduce such performance figures. Therefore, the performance data for each of the Portfolios described in the EQ Trust prospectus and for the Alliance Small Cap Growth Portfolio in the HR Trust prospectus may be of limited use and are not intended to be a substitute for actual performance of the corresponding Portfolios, nor are such results an estimate or guarantee of future performance for these Portfolios.

ON PAGE 17, INSERT THE FOLLOWING BEFORE THE LAST PARAGRAPH UNDER THE HEADING "PORTFOLIO INCEPTION DATES AND COMPARATIVE BENCHMARKS":

    ALLIANCE HIGH YIELD: January 2, 1987; Merrill Lynch High Yield Master
    Index.

ON PAGES 17, 18 AND 19, REPLACE THE TABLES AND FOOTNOTES WITH THE FOLLOWING TABLES AND FOOTNOTES:

ANNUALIZED RATES OF RETURN FOR PERIODS ENDED DECEMBER 31, 1996:*

                                                                                              SINCE
                              1 YEAR   3 YEARS   5 YEARS   10 YEARS   15 YEARS   20 YEARS   INCEPTION
                              ------   -------   -------   --------   --------   --------   ---------
ALLIANCE CONSERVATIVE
 INVESTORS                     3.99%     5.47%     6.08%       --         --         --        7.77%
 Lipper Income                 8.95      8.91      9.55        --         --         --        9.55
 Benchmark                     8.78     10.14      9.64        --         --         --       10.42
ALLIANCE GROWTH
 INVESTORS                    11.30     10.00      9.48        --         --         --       14.23
 Lipper Flexible Portfolio    12.51      9.26      9.30        --         --         --        9.99
 Benchmark                    16.94     15.84     13.02        --         --         --       12.73
ALLIANCE GROWTH &
 INCOME                       18.70     12.69        --        --         --         --       11.47
 Lipper Growth & Income       19.96     15.39        --        --         --         --       14.78
 Benchmark                    21.28     17.93        --        --         --         --       17.24
ALLIANCE COMMON STOCK         22.84     15.87     14.39     14.49%     15.17%     14.17%      13.90
  Lipper Growth               18.78     14.80     12.39     13.08      14.04      13.60       13.42
  Benchmark                   22.96     19.66     15.20     15.28      16.79      14.55       14.63
ALLIANCE GLOBAL               13.28     11.44     12.19        --         --         --       10.43
  Lipper Global               17.89      8.49     10.29        --         --         --        3.65
  Benchmark                   13.48     12.91     10.82        --         --         --        7.44
ALLIANCE INTERNATIONAL         8.54        --        --        --         --         --       10.90
  Lipper International        13.36        --        --        --         --         --       14.33
  Benchmark                    6.05        --        --        --         --         --        8.74
ALLIANCE AGGRESSIVE STOCK     20.79     14.33     10.55     17.24         --         --       18.79
  Lipper Small Company
    Growth                    16.55     12.70     17.53     16.29         --         --       16.47
  Benchmark                   17.85     14.14     14.80     14.29         --         --       13.98
ALLIANCE MONEY MARKET          4.11      3.82      3.12      4.68       5.85         --        6.05
  Lipper Money Market          3.82      3.60      2.93      4.52       5.72         --        5.89
  Benchmark                    5.25      5.07      4.37      5.67       6.72         --        6.97
ALLIANCE INTERMEDIATE
 GOVERNMENT
 SECURITIES                    2.57%     2.80%     4.38%       --         --         --        5.75%
  Lipper Gen. U.S.
    Government                 1.57      3.99      5.21        --         --         --        6.76
  Benchmark                    4.06      5.37      6.23        --         --         --        7.43
ALLIANCE HIGH YIELD           21.46     11.43     13.34        --         --         --       10.13
  Lipper High Yield           12.46      7.93     11.47        --         --         --        9.13
  Benchmark                   11.06      9.59     12.76        --         --         --       11.24

CUMULATIVE RATES OF RETURN FOR PERIODS ENDED DECEMBER 31, 1996:*

                                                                                              SINCE
                             1 YEAR   3 YEARS   5 YEARS   10 YEARS   15 YEARS   20 YEARS    INCEPTION
                             ------   -------   -------   --------   --------   --------    ---------
ALLIANCE CONSERVATIVE
 INVESTORS                     3.99%    17.34%    34.32%        --         --          --       72.02%
 Lipper Income                 8.95     29.47     58.37         --         --          --       94.21
 Benchmark                     8.78     33.60     58.40         --         --          --      105.23
ALLIANCE GROWTH
 INVESTORS                    11.30     33.11     57.28         --         --          --      162.18
 Lipper Flexible Portfolio    12.51     30.84     56.65         --         --          --      100.79
 Benchmark                    16.94     55.46     84.42         --         --          --      138.49
ALLIANCE GROWTH &
 INCOME                       18.70     43.09        --         --         --          --       42.30
 Lipper Growth & Income       19.96     53.82        --         --         --          --       56.73
 Benchmark                    21.28     63.99        --         --         --          --       67.75
ALLIANCE COMMON STOCK         22.84     55.58     95.88     287.01%    731.70%   1,314.86%   1,430.82
  Lipper Growth               18.78     51.65     80.51     243.70     627.03    1,185.21    1,298.19
  Benchmark                   22.96     71.34    102.85     314.34     925.25    1,416.26    1,655.74
ALLIANCE GLOBAL               13.28     38.40     77.77         --         --          --      152.69
  Lipper Global               17.89     28.45     63.87         --         --          --       39.73
  Benchmark                   13.48     43.95     67.12          -         --          --       95.62
ALLIANCE INTERNATIONAL         8.54        --        --         --         --          --       19.76
  Lipper International        13.36        --        --         --         --          --       26.53
  Benchmark                    6.05        --        --         --         --          --       15.78
ALLIANCE Aggressive Stock     20.79     49.45     65.10     390.47         --          --      556.42
  Lipper Small Company
    Growth                    16.55     43.42    142.70     352.31         --          --      428.32
  Benchmark                   17.85     46.89     99.38     280.32         --          --      318.19
ALLIANCE MONEY MARKET          4.11     11.90     16.59      58.03     134.78          --      148.19
  Lipper Money Market          3.82     11.18     15.58      55.73     130.46          --      141.99
  Benchmark                    5.25     15.99     23.86      73.61     165.31          --      184.26
ALLIANCE INTERMEDIATE
 GOVERNMENT
 SECURITIES                    2.57      8.63     23.89         --         --          --       37.89
  Lipper Gen. U.S.
    Government                 1.57     12.45     28.92         --         --          --       45.71
  Benchmark                    4.06     16.98     35.30         --         --          --       51.07
ALLIANCE HIGH YIELD           21.46     38.37     87.00         --         --          --      162.38
  Lipper High Yield           12.46     25.77     72.39         --         --          --      142.30
  Benchmark                   11.06     31.63     82.29         --         --          --      190.43

------------
See footnotes on next page.

YEAR-BY-YEAR RATES OF RETURN*

                   1984      1985     1986     1987      1988    1989
                   ----      ----     ----     ----      ----    ----
ALLIANCE
 CONSERVATIVE
 INVESTORS           --       --       --       --        --      2.79%
ALLIANCE GROWTH
 INVESTORS           --       --       --       --        --      3.53
ALLIANCE GROWTH
 & INCOME            --       --       --       --        --       --
ALLIANCE COMMON
 STOCK**           (3.09)%  31.91%   16.02%     6.21%   21.03%   24.16
ALLIANCE GLOBAL      --       --       --     (13.62)    9.61    25.29
ALLIANCE
 INTERNATIONAL        --       --       --        --       --       --
ALLIANCE
 AGGRESSIVE
 STOCK               --       --     33.83      6.06    (0.03)   41.86
ALLIANCE MONEY
 MARKET**           9.59     6.91     5.39      5.41     6.09     7.93
ALLIANCE
 INTERMEDIATE
 GOVERNMENT
 SECURITIES          --       --       --       --        --       --
ALLIANCE HIGH
 YIELD               --       --       --       3.49     8.48     3.93

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                   1990     1991     1992     1993     1994      1995    1996
                   ----     ----     ----     ----     ----      ----    ----
ALLIANCE
 CONSERVATIVE
 INVESTORS         5.14%   18.51%    4.50%    9.54%    (5.20)%  19.02%    3.99%
ALLIANCE GROWTH
 INVESTORS         9.39    47.19     3.69    13.95     (4.27)   24.92    11.30
ALLIANCE GROWTH
 & INCOME           --       --       --     (0.55)    (1.72)   22.65    18.70
ALLIANCE COMMON
 STOCK**          (9.17)   36.30     2.03    23.39     (3.26)   30.93    22.84
ALLIANCE GLOBAL   (7.15)   29.06    (1.65)   30.60      4.02    17.45    13.28
ALLIANCE
 INTERNATIONAL       --       --       --       --        --    10.34     8.54
ALLIANCE
 AGGRESSIVE
 STOCK             6.92    84.73    (4.28)   15.41     (4.92)   30.13    20.79
ALLIANCE MONEY
 MARKET**          6.99     4.97     2.37     1.78      2.82     4.53     4.11
ALLIANCE
 INTERMEDIATE
 GOVERNMENT
 SECURITIES         --     11.30     4.38     9.27     (5.47)   12.03     2.57
ALLIANCE HIGH
 YIELD            (2.26)   23.03    11.02    21.74     (3.90)   18.54    21.46

------------
 *     Returns do not reflect the distribution fee, the withdrawal charge, the
       Combined GMDB/GMIB Benefit charge, the annual contract fee and any charge for tax such as premium taxes.
**     Prior to 1984 the Year-by-Year Rates of Return were:   1976    1977    1978    1979    1980    1981    1982    1983
          ALLIANCE COMMON STOCK                               8.20% (10.28)%  6.99%  28.35%  48.39%  (6.94)% 16.22%  24.67%
          ALLIANCE MONEY MARKET                                 --      --      --      --      --    5.71   11.72    7.70%

ON PAGE 27, UNDER THE HEADING "TRANSFERS AMONG INVESTMENT OPTIONS," DELETE THE FIRST BULLETED PARAGRAPH.

ON PAGE 28, UNDER THE HEADING "DOLLAR COST AVERAGING"

  REPLACE THE FIRST SENTENCE IN THE FIRST PARAGRAPH WITH THE FOLLOWING
  SENTENCE.

  If you have at least $10,000 of Annuity Account Value in the Alliance Money Market Fund, you may choose to have a specified dollar amount or percentage of your Annuity Account Value transferred from the Alliance Money Market Fund to other Investment Funds on a monthly, quarterly, or annual basis.

  REPLACE THE SECOND AND THIRD SENTENCES IN THE SECOND PARAGRAPH WITH THE FOLLOWING SENTENCES.

  The minimum amount that may be transferred on each Transaction Date is $250. The maximum amount which may be transferred is equal to the Annuity Account Value in the Alliance Money Market Fund at the time the option is elected, divided by the number of transfers scheduled to made each Contract Year.

ON PAGE 31, UNDER THE HEADING, "DISTRIBUTION OF THE CERTIFICATES," REPLACE THE FOURTH AND FIFTH SENTENCES OF THE FIRST PARAGRAPH WITH THE FOLLOWING TWO SENTENCES.

  EDI's principal business address is 1290 Avenue of the Americas, New York, New York 10104. EDI was paid a fee of $1,204,370 for 1996 and $126,914 for 1995 for its services under its "Distribution Agreement" with Equitable Life and the Separate Account.

ON PAGE 33, UNDER THE SUB-HEADING "PAYMENTS," DELETE THE SECOND PARAGRAPH.

ON PAGE 43, DELETE THE SECTION WITH THE HEADING "TRUST CHARGES TO
PORTFOLIOS," AND REPLACE WITH THE FOLLOWING SECTION.

  HR TRUST CHARGES TO PORTFOLIOS

  Investment advisory fees charged daily against HR Trust's assets, direct operating expenses of HR Trust (such as trustees' fees, expenses of independent auditors and legal counsel, bank and custodian charges and liability insurance), and certain investment-related expenses of HR Trust (such as brokerage commissions and other expenses related to the purchase and sale of securities), are reflected in each Portfolio's daily share price. The maximum investment advisory fees paid annually by the Portfolios cannot be changed without a vote by shareholders. They are as follows:

                           AVERAGE DAILY NET ASSETS

                                            FIRST           NEXT          NEXT          NEXT
                                         $750 MILLION   $750 MILLION   $1 BILLION   $2.5 BILLION   THEREAFTER
                                         ------------   ------------   ----------   ------------   ----------
Alliance Conservative Investors .......     0.475%         0.425%        0.375%        0.350%        0.325%
Alliance Growth Investors..............     0.550%         0.500%        0.450%        0.425%        0.400%
Alliance Growth & Income...............     0.550%         0.525%        0.500%        0.480%        0.470%
Alliance Common Stock..................     0.475%         0.425%        0.375%        0.355%        0.345%*
Alliance Global........................     0.675%         0.600%        0.550%        0.530%        0.520%
Alliance International.................     0.900%         0.825%        0.800%        0.780%        0.770%
Alliance Aggressive Stock..............     0.625%         0.575%        0.525%        0.500%        0.475%
Alliance Small Cap Growth..............     0.900%         0.850%        0.825%        0.800%        0.775%
Alliance Money Market..................     0.350%         0.325%        0.300%        0.280%        0.270%
Alliance Intermediate Govt Securities       0.500%         0.475%        0.450%        0.430%        0.420%
Alliance High Yield....................     0.600%         0.575%        0.550%        0.530%        0.520%

------------
* On assets in excess of $10 billion, the management fee for the Alliance Common Stock Portfolio is reduced to 0.335% of average daily net assets.

Investment advisory fees are established under HR Trust's investment advisory agreements between HR Trust and its investment adviser, Alliance. Fees and expenses are described more fully in the HR Trust prospectus.

EQ TRUST CHARGES TO PORTFOLIOS

Investment management fees charged daily against EQ Trust's assets, the 12b-1 fee, other direct operating expenses of EQ Trust (such as trustees' fees, expenses of independent auditors and legal counsel, administrative service fees, custodian fees, and liability insurance), and certain investment-related expenses of EQ Trust (such as brokerage commissions and other expenses related to the purchase and sale of securities), are reflected in each Portfolio's daily share price. The investment management fees paid annually by the Portfolios cannot be changed without a vote by shareholders. They are as follows:

                                        AVERAGE DAILY NET ASSETS
                                        ------------------------
EQ/Putnam Balanced.....................           0.55%
EQ/Putnam Growth & Income Value .......           0.55%
MFS Emerging Growth Companies..........           0.55%
MFS Research...........................           0.55%
Merrill Lynch Basic Value Equity ......           0.55%
Merrill Lynch World Strategy...........           0.70%
Morgan Stanley Emerging Markets
 Equity................................           1.15%
T. Rowe Price Equity Income ...........           0.55%
T. Rowe Price International Stock  ....           0.75%
Warburg Pincus Small Company Value  ...           0.65%

Investment management fees are established under EQ Trust's Investment Management Agreement between EQ Trust and its investment manager, EQ Financial. EQ Financial has entered into expense limitation agreements with EQ Trust, with respect to each Portfolio, pursuant to which EQ Financial has agreed to waive or limit its fees and total annual operating expenses (expressed as a percentage of the Portfolios' average daily net assets) to 0.85% each for the EQ/Putnam Growth & Income Value, MFS Research, Merrill Lynch Basic Value Equity, T. Rowe Price Equity, and MFS Emerging Growth Companies Portfolios; 0.90% for the EQ/Putnam Balanced Portfolio; 1.00% for Warburg Pincus Small Company Value Portfolio; 1.20% each for T. Rowe Price International Stock and Merrill Lynch World Strategy Portfolios; and 1.75% for Morgan Stanley Emerging Markets Equity Portfolio. See the prospectus for EQ Trust for more information.

The Rule 12b-1 Plan provides that EQ Trust, on behalf of each Portfolio, may pay annually up to 0.25% of the average daily net assets of a Portfolio attributable to its Class IB shares in respect of activities primarily intended to result in the sale of the Class IB shares. This fee will not be increased for the life of the Certificates. Fees and expenses are described more fully in the EQ Trust prospectus.

ON PAGE 44, UNDER THE HEADING "TRUST VOTING RIGHTS"

 REPLACE THE FIRST SENTENCE OF THE SECOND PARAGRAPH WITH THE FOLLOWING
  SENTENCE:

  Because HR Trust is a Massachusetts business trust and EQ Trust is a Delaware business trust, annual meetings are not required.

ON PAGE 44, UNDER THE HEADING "VOTING RIGHTS OF OTHERS," REPLACE THE FIRST TWO SENTENCES OF THE PARAGRAPH WITH THE FOLLOWING SENTENCES:

  Currently we control each trust. EQ Trust shares currently are sold only to our separate accounts. HR Trust shares are held by other separate accounts of insurance companies affiliated and unaffiliated with us.

ON PAGE 45, UNDER THE SUB-HEADING "CONTRIBUTIONS TO IRAS," REPLACE THE SECOND SENTENCE OF THE FOURTH PARAGRAPH WITH THE FOLLOWING SENTENCE:

  If the individual's spouse does not work or elects to be treated as having no compensation, the individual and the individual's spouse may contribute up to $4,000 to individual retirement arrangements (but no more than $2,000 to any one individual retirement arrangement).

ON PAGE 46, REPLACE THE SECOND SENTENCE OF THE FIFTH PARAGRAPH WITH THE FOLLOWING SENTENCE:

  The deductible and nondeductible contributions to the individual's IRA (or the nonworking spouse's IRA) may not, however, together exceed the maximum $2,000 per person limit.

ON PAGE 46, UNDER THE SUB-HEADING "EXCESS CONTRIBUTIONS," REPLACE THE LAST SENTENCE ON THIS PAGE WITH THE FOLLOWING SENTENCE:

  If excess contributions are not withdrawn before the time for filing the individual's Federal income tax return for the year (including extensions), "regular" contributions may still be withdrawn after that time if the IRA contribution for the tax year did not exceed $2,000 and no tax deduction was taken for the excess contribution; in that event, the excess contribution would not be includable in gross income and would not be subject to the 10% penalty tax.

ON PAGE 50, UNDER THE HEADING "PENALTY TAX ON EARLY DISTRIBUTIONS," ADD THE FOLLOWING SENTENCE AT THE END OF THE FIRST PARAGRAPH:

  Also not subject to penalty tax are IRA distributions used to pay certain extraordinary medical expenses or medical insurance premiums for defined unemployed individuals.

ON PAGE 50, UNDER THE HEADING "TAX PENALTY FOR EXCESS DISTRIBUTIONS OR ACCUMULATION," REPLACE THE TWO PARAGRAPHS WITH THE FOLLOWING PARAGRAPH:

  A 15% excise tax is imposed on an individual's aggregate excess distributions from all tax-favored retirement plans, including IRAs. The excise tax is in addition to the ordinary income tax due, but is reduced by the amount (if any) of the early distribution penalty tax imposed by the Code. This tax is temporarily suspended for distributions to the individual for the years 1997, 1998 and 1999. However, the excise tax continues to apply for estate tax purposes. In certain cases the estate tax imposed on a deceased individual's estate will be increased if the accumulated value of the individual's interest in tax-favored retirement plans is excessive. The aggregate accumulations will be subject to excise tax in 1997 if they exceed the present value of a hypothetical life annuity paying $160,000 a year.

ON PAGE 51, UNDER THE HEADING "FEDERAL AND STATE INCOME TAX WITHHOLDING," REPLACE THE FOURTH SENTENCE OF THE THIRD PARAGRAPH WITH THE FOLLOWING
SENTENCE:

  For 1997, a recipient of periodic payments (e.g., monthly or annual payments) which total less than a $14,400 taxable amount will generally be exempt from Federal income tax withholding, unless the recipient specifies a different choice of withholding exemptions.

------------------------------------------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION
                               TABLE OF CONTENTS

------------------------------------------------------------------------------

                                                                    PAGE
                                                                    ----
Part 1:     Minimum Distribution Withdrawals                          2

Part 2:     Accumulation Unit Values                                  2

Part 3:     Annuity Unit Values                                       2

Part 4:     Custodian and Independent Accountants                     3

Part 5:     Alliance Money Market Fund and Alliance Intermediate      3
            Government Securities Fund Yield Information

Part 6:     Long-Term Market Trends                                   5

Part 7:     Financial Statements                                      7

                     HOW TO OBTAIN A ROLLOVER IRA STATEMENT OF ADDITIONAL INFORMATION FOR SEPARATE ACCOUNT NO. 45

                     Send this request form to:
                               Equitable Life
                               Income Management Group
                               P.O. Box 1547
                               Secaucus, NJ 07096-1547

                     Please send me a Rollover IRA SAI:
                     (Supplement dated May 1, 1997 to Rollover IRA and Choice Income Plan Prospectus dated October 17, 1996)

                     ---------------------------------------------------------

                     Name

                     ---------------------------------------------------------

                     Address

                     ---------------------------------------------------------
                     City                    State                    Zip

                                             Filed Pursuant to Rule 497(c)
                                             Registration File No.: 33-83750


        SUPPLEMENT DATED MAY 1, 1997 TO INCOME MANAGER (SERVICE MANAGER)
                 ACCUMULATOR PROSPECTUS, DATED OCTOBER 17, 1996
-----------------------------------------------------------------------------

This supplement dated May 1, 1997, updates certain information in the Accumulator prospectus of The Equitable Life Assurance Society of the United States (EQUITABLE LIFE), dated October 17, 1996. You should read this supplement in conjunction with the prospectus. You should keep the supplement and the prospectus for future reference. We have filed with the Securities and Exchange Commission (SEC) our statement of additional information (SAI) dated May 1, 1997. If you have previously received, but do not presently have, a copy of the prospectus, you may obtain an additional copy of the prospectus, as well as a copy of the SAI, from us, free of charge, if you write to Equitable Life, Income Management Group, P.O. Box 1547, Secaucus, NJ 07096-1547, call (800) 789-7771 or if you only need a copy of the SAI, you may mail in the SAI request form located at the end of the supplement. The SAI has been incorporated by reference into this supplement.

In the supplement, each section of the prospectus in which a change has been made is identified and the number of each prospectus page on which a change occurs is also noted. Special terms used in the prospectus have the same meaning in the supplement unless otherwise noted.

ON THE COVER PAGE OF THE PROSPECTUS, THE THIRD (INCLUDING THE CHART OF INVESTMENT OPTIONS) AND FOURTH PARAGRAPHS ARE REPLACED BY THE FOLLOWING
PARAGRAPHS:

  The Accumulator offers investment options (INVESTMENT OPTIONS) that permit you to create your own strategies. These Investment Options include 21 variable investment funds (INVESTMENT FUNDS) and each GUARANTEE PERIOD in the GUARANTEED PERIOD ACCOUNT.

  We invest each Investment Fund in Class IA shares of a corresponding portfolio (PORTFOLIO) of The Hudson River Trust (HR TRUST) or Class IB shares of a corresponding Portfolio of EQ Advisors Trust (EQ TRUST), mutual funds whose shares are purchased by separate accounts of insurance companies. The prospectuses for HR Trust and EQ Trust, both of which accompany this supplement, describe the investment objectives, policies and risks of the Portfolios.

                                INVESTMENT FUNDS

------------------------------------------------------------------------------------------------------------------------
                                                     EQUITY SERIES
------------------------------------------------------------------------------------------------------------------------
DOMESTIC EQUITY                       INTERNATIONAL EQUITY                        AGGRESSIVE EQUITY
  Alliance Common Stock                 Alliance Global                             Alliance Aggressive Stock
  Alliance Growth & Income              Alliance International                      Alliance Small Cap Growth
  EQ/Putnam Growth & Income Value       Morgan Stanley Emerging Markets Equity*     MFS Emerging Growth Companies
  MFS Research                          T. Rowe Price International Stock           Warburg Pincus Small Company Value
  Merrill Lynch Basic Value Equity      ______________
  T. Rowe Price Equity Income           *Available on or about September 2, 1997.
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
  ASSET ALLOCATION SERIES                               FIXED INCOME SERIES
------------------------------------------------------------------------------------------------------------------------
  Alliance Conservative Investors     AGGRESSIVE FIXED INCOME          DOMESTIC FIXED INCOME
  Alliance Growth Investors             Alliance High Yield              Alliance Intermediate Government Securities
  EQ/Putnam Balanced                                                     Alliance Money Market
  Merrill Lynch World Strategy
------------------------------------------------------------------------------------------------------------------------

   THE FOLLOWING SENTENCE IS ADDED AT THE END OF THE FIFTH PARAGRAPH.

   The Guarantee Periods currently available have Expiration Dates of February 15 in years 1998 through 2007.

THROUGHOUT THE PROSPECTUS ANY REFERENCE TO THE INVESTMENT FUNDS AND GUARANTEE PERIODS REFER TO THE INVESTMENT FUNDS AND GUARANTEE PERIODS SET FORTH ABOVE.

-----------------------------------------------------------------------------
Copyright 1997. The Equitable Life Assurance Society of the United States,
                          New York, New York 10104.
All rights reserved. Income Manager is a service mark of The Equitable Life
                   Assurance Society of the United States.

THROUGHOUT THE PROSPECTUS (EXCEPT WHERE OTHERWISE NOTED) THE REFERENCE TO "TRUST" IS REPLACED BY "HR TRUST AND EQ TRUST."

ON PAGE 2, UNDER THE HEADING "INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE" REPLACE THE ENTIRE SECTION WITH THE FOLLOWING SECTION:

    Equitable Life's Annual Report on Form 10-K for the year ended December 31, 1996 is incorporated herein by reference.

    All documents or reports filed by Equitable Life pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (EXCHANGE ACT) after the date hereof and prior to the termination of the offering of the securities offered hereby shall be deemed to be incorporated by reference in the prospectus and the supplement and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated herein by reference shall be deemed to be modified or superseded for purposes of the prospectus and the supplement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified and superseded, to constitute a part of the prospectus and the supplement. Equitable Life files its Exchange Act documents and reports, including its annual and quarterly reports on Form 10-K and Form 10-Q, electronically pursuant to EDGAR under CIK No. 0000727920. The SEC maintains a web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC. The address of the site is http://www.sec.gov.

    Equitable Life will provide without charge to each person to whom a prospectus is delivered, upon the written or oral request of such person, a copy of any or all of the foregoing documents incorporated herein by reference (other than exhibits not specifically incorporated by reference into the text of such documents). Requests for such documents should be directed to The Equitable Life Assurance Society of the United States, 1290 Avenue of the Americas, New York, New York 10104. Attention: Corporate Secretary (telephone: (212) 554-1234).

ON PAGE 4, UNDER THE HEADING "GENERAL TERMS"

  ADD THE FOLLOWING DEFINITIONS:

  EQ TRUST--EQ Advisors Trust, a mutual fund in which the assets of separate accounts of insurance companies are invested. EQ Financial Consultants, Inc. (EQ Financial) is the manager of EQ Trust and has appointed advisers for each of the Portfolios.

  HR TRUST--The Hudson River Trust, a mutual fund in which the assets of separate accounts of insurance companies are invested. Alliance Capital Management L.P. (Alliance) is the manager and adviser to HR Trust.

  DELETE THE DEFINITION FOR "TRUST."

ON PAGES 5, 6 AND 7, REPLACE THE "FEE TABLE" SECTION WITH THE FOLLOWING
SECTION:

                                  FEE TABLE

The purpose of this fee table is to assist you in understanding the various costs and expenses you may bear directly or indirectly under the Certificate so that you may compare them on the same basis with other similar products. The table reflects both the charges of the Separate Account and the expenses of HR Trust and EQ Trust. Charges for applicable taxes such as state or local premium taxes may also apply. For a complete description of the charges under the Certificate, see "Part 6: Deductions and Charges." For a complete description of each trust's charges and expenses, see the prospectuses for HR Trust and EQ Trust.

As explained in Part 4, the Guarantee Periods are not a part of the Separate Account and are not covered by the fee table and examples. The only charge shown in the Table which will be deducted from amounts allocated to the Guarantee Periods is the withdrawal charge. However, if there is insufficient value in the Investment Funds all or a portion of the distribution fee and the annual contract fee, if any, will be deducted from your Annuity Account Value in the Guaranteed Period Account rather than from the Investment Funds. See "Part 6: Deductions and Charges." A market value adjustment (either positive or negative) also may be applicable as a result of a withdrawal, transfer or surrender of amounts from a Guarantee Period. See "Part 4: The Guaranteed Period Account."

OWNER TRANSACTION EXPENSES (DEDUCTED FROM ANNUITY ACCOUNT VALUE)

OWNER TRANSACTION EXPENSES (DEDUCTED FROM ANNUITY ACCOUNT VALUE)
----------------------------------------------------------------
DISTRIBUTION FEE (SALES LOAD) AS A PERCENTAGE OF EACH CONTRIBUTION
RECEIVED DURING THE FIRST CONTRACT YEAR (deducted annually on each of the first seven Processing Dates)(1) ........................... 0.20%

                                                                                  CONTRACT
WITHDRAWAL CHARGE AS A PERCENTAGE OF CONTRIBUTIONS (percentage deducted upon        YEAR
  surrender or for certain withdrawals. The applicable withdrawal charge             1 .......  7.00%
  percentage is determined by the Contract Year in which the withdrawal is made      2 .......  6.00
  or the Certificate is surrendered beginning with "Contract Year 1" with            3 .......  5.00
  respect to each contribution withdrawn or surrendered. For each contribution,      4 .......  4.00
  the Contract Year in which we receive that contribution is "Contract Year          5 .......  3.00
  1")(2)                                                                             6 .......  2.00
                                                                                     7 .......  1.00
                                                                                     8+ ......  0.00

                                                                                COMBINED     GMDB
                                                                                GMDB/GMIB    ONLY
                                                                                 BENEFIT    BENEFIT
                                                                                (PLAN A)   (PLAN B)
                                                                              ----------- ---------
GMDB/GMIB CHARGES (percentage deducted annually on each Processing Date as a
 percentage of the guaranteed minimum death benefit then in effect)(3) .......     0.45%     0.20%
ANNUAL CONTRACT FEE (DEDUCTED FROM ANNUITY ACCOUNT VALUE ON EACH PROCESSING
 DATE)(4)
 If the initial contribution is less than $25,000 ............................         $  30
 If the initial contribution is $25,000 or more ..............................         $   0
SEPARATE ACCOUNT ANNUAL EXPENSES (AS A PERCENTAGE OF ASSETS IN EACH
 INVESTMENT FUND)
MORTALITY AND EXPENSE RISK CHARGE ............................................          0.90%
ASSET BASED ADMINISTRATIVE CHARGE ............................................          0.25%
                                                                              ---------------------
 TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES ......................................          1.15%
                                                                              =====================

------------
See footnotes on next page.

HR TRUST AND EQ TRUST ANNUAL EXPENSES (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS IN EACH PORTFOLIO)

                                                     INVESTMENT PORTFOLIOS
                                 -----------------------------------------------------------
                                    ALLIANCE     ALLIANCE    ALLIANCE   ALLIANCE
                                  CONSERVATIVE    GROWTH     GROWTH &    COMMON    ALLIANCE
HR TRUST                           INVESTORS     INVESTORS    INCOME     STOCK      GLOBAL
                                 -------------- ----------- ---------- ---------- ----------
Investment Advisory Fee                0.48%        0.53%       0.55%      0.38%      0.65%
Other Expenses                         0.07%        0.06%       0.05%      0.03%      0.08%
                                 -------------- ----------- ---------- ---------- ----------
 TOTAL HR TRUST ANNUAL
  EXPENSES(5)                          0.55%        0.59%       0.60%      0.41%      0.73%
                                 ============== =========== ========== ========== ==========

                                                                                         ALLIANCE
                                                   ALLIANCE     ALLIANCE    ALLIANCE   INTERMEDIATE   ALLIANCE
                                    ALLIANCE      AGGRESSIVE     SMALL       MONEY        GOVT.         HIGH
HR TRUST                          INTERNATIONAL     STOCK      CAP GROWTH    MARKET     SECURITIES     YIELD
                                 --------------- ------------ ------------ ---------- -------------- ----------
Investment Advisory Fee                0.90%          0.55%        0.90%       0.35%        0.50%        0.60%
Other Expenses                         0.18%          0.03%        0.10%       0.04%        0.09%        0.06%
                                 --------------- ------------ ------------ ---------- -------------- ----------
 TOTAL HR TRUST ANNUAL
  EXPENSES(5)                          1.08%          0.58%        1.00%       0.39%        0.59%        0.66%
                                 =============== ============ ============ ========== ============== ==========

                                              EQ/PUTNAM      MFS                   MERRILL
                                              GROWTH &    EMERGING                  LYNCH
                                  EQ/PUTNAM    INCOME      GROWTH       MFS      BASIC VALUE
EQ TRUST                          BALANCED      VALUE     COMPANIES   RESEARCH     EQUITY
                                 ----------- ----------- ----------- ---------- -------------
Investment Advisory Fee              0.55%       0.55%       0.55%       0.55%       0.55%
12b-1 Fee(6)                         0.25%       0.25%       0.25%       0.25%       0.25%
Other Expenses                       0.10%       0.05%       0.05%       0.05%       0.05%
                                 ----------- ----------- ----------- ---------- -------------
 TOTAL EQ TRUST ANNUAL
  EXPENSES(7)                        0.90%       0.85%       0.85%       0.85%       0.85%
                                 =========== =========== =========== ========== =============


                                              MORGAN              T. ROWE    WARBURG
                                  MERRILL    STANLEY    T. ROWE    PRICE     PINCUS
                                   LYNCH     EMERGING    PRICE    INTERNA-    SMALL
                                   WORLD     MARKETS    EQUITY     TIONAL    COMPANY
EQ TRUST                          STRATEGY   EQUITY*    INCOME     STOCK      VALUE
                                 ---------- ---------- --------- ---------- ---------
Investment Advisory Fee              0.70%      1.15%     0.55%      0.75%     0.65%
12b-1 Fee(6)                         0.25%      0.25%     0.25%      0.25%     0.25%
Other Expenses                       0.25%      0.35%     0.05%      0.20%     0.10%
                                 ---------- ---------- --------- ---------- ---------
 TOTAL EQ TRUST ANNUAL
  EXPENSES(7)                        1.20%      1.75%     0.85%      1.20%     1.00%
                                 ========== ========== ========= ========== =========

------------

Notes:

  (1) The amount deducted is based on contributions that have not been withdrawn. See "Part 6: Deductions and Charges," "Distribution Fee."

  (2) Deducted upon a withdrawal with respect to amounts in excess of the 15% free corridor amount, and upon a surrender. See "Part 6:
         Deductions and Charges," "Withdrawal Charge." We reserve the right to impose an administrative charge of the lesser of $25 and 2.0% of the amount withdrawn for each Lump Sum Withdrawal after the fifth in a Contract Year. See "Withdrawal Processing Charge" also in Part 6.

  (3) The guaranteed minimum death benefit (GMDB) is described under "Death Benefit," "GMDB" and the guaranteed minimum income benefit
         (GMIB) is described under "GMIB" both of which are in Part 5. See "Part 6: Deductions and Charges," "Charges for Combined GMDB/GMIB Benefit (Plan A) and Charges for GMDB Only Benefit (Plan B)."

  (4) This charge is incurred at the beginning of the Contract Year and deducted on the Processing Date. See "Part 6: Deductions and Charges," "Annual Contract Fee."

  (5) The amounts shown for the Portfolios of HR Trust (other than Alliance Small Cap Growth) have been restated to reflect advisory fees which went into effect as of May 1, 1997. "Other Expenses" are based on the average daily net assets in each Portfolio during 1996. The amounts shown for the Alliance Small Cap Growth Portfolio are estimated for the current fiscal year as this Portfolio commenced operations on May 1, 1997. The investment advisory fee for each Portfolio may vary from year to year depending upon the average daily net assets of the respective Portfolio of HR Trust. The maximum investment advisory fees, however, cannot be increased without a vote of that Portfolio's shareholders. The other direct operating expenses will also fluctuate from year to year depending on actual expenses. See "HR Trust Charges to Portfolios" in Part 6.

  (6) The Class IB shares of EQ Trust are subject to fees imposed under a distribution plan (herein, the "Rule 12b-1 Plan") adopted by EQ Trust pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. The Rule 12b-1 Plan provides that EQ Trust, on behalf of each Portfolio, may pay annually up to 0.25% of the average daily net assets of a Portfolio attributable to its Class IB shares in respect of activities primarily intended to result in the sale of the Class IB shares. This fee will not be increased for the life of the Certificates.

  (7) "Other Expenses" shown are based on estimated amounts (after expense waiver or limitation) for the current fiscal year, as EQ Trust commenced operations on May 1, 1997. The maximum investment advisory fees cannot be increased without a vote of that Portfolio's shareholders. The other direct operating expenses will fluctuate from year to year depending on actual expenses, but pursuant to agreement, cannot together with other fees specified exceed the total annual expenses specified. See "EQ Trust Charges to Portfolios" in Part 6.

  *      Available on or about September 2, 1997.

EXAMPLES

The examples below show the expenses that a hypothetical Certificate Owner would pay under the Combined GMDB/GMIB Benefit (Plan A) and under the GMDB Only Benefit (Plan B) in the two situations noted below assuming a $1,000 contribution invested in one of the Investment Funds listed, and a 5% annual return on assets.(1) The annual contract fee was computed based on an initial contribution of $10,000.

These examples should not be considered a representation of past or future expenses for each Investment Fund or Portfolio. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.

                 COMBINED GMDB/GMIB BENEFIT (PLAN A) ELECTION

IF YOU SURRENDER YOUR CERTIFICATE AT THE END OF EACH PERIOD SHOWN, THE
EXPENSES WOULD BE:
                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
                          -------- --------- --------- ----------
HR TRUST
Alliance Conservative
 Investors                 $ 90.26   $125.78   $164.15   $290.05
Alliance Growth Investors    90.65    126.98    166.16    294.09
Alliance Growth & Income     90.75    127.28    166.66    295.10
Alliance Common Stock        88.86    121.57    157.10    275.76
Alliance Global              92.05    131.17    173.15    308.12
Alliance International       95.53    141.59    190.48    342.39
Alliance Aggressive Stock    90.55    126.68    165.66    293.08
Alliance Small Cap Growth    94.73    139.22        --        --
Alliance Money Market        88.67    120.98    156.09    273.71
Alliance Intermediate
 Government Securities       90.65    126.98    166.16    294.09
Alliance High Yield          91.35    129.08    169.66    301.13
EQ TRUST
EQ/Putnam Balanced         $ 93.74   $136.25        --        --
EQ/Putnam Growth & Income
 Value                       93.24    134.75        --        --
MFS Emerging Growth
 Companies                   93.24    134.75        --        --
MFS Research                 93.24    134.75        --        --
Merrill Lynch Basic Value
 Equity                      93.24    134.75        --        --
Merrill Lynch World
 Strategy                    96.72    145.15        --        --
Morgan Stanley Emerging
 Markets Equity             102.19    161.34        --        --
T. Rowe Price Equity
 Income                      93.24    134.75        --        --
T. Rowe Price
 International Stock         96.72    145.15        --        --
Warburg Pincus Small
 Company Value               94.73    139.22        --        --

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                          IF YOU DO NOT SURRENDER YOUR CERTIFICATE
                          AT THE END OF EACH PERIOD SHOWN, THE
                          EXPENSES WOULD BE:

                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
                          -------- --------- --------- ----------
HR TRUST
Alliance Conservative
 Investors                  $27.03   $ 83.14   $142.17   $298.10
Alliance Growth Investors    27.42     84.33    144.17    302.14
Alliance Growth & Income     27.52     84.63    144.67    303.14
Alliance Common Stock        25.63     78.93    135.12    283.82
Alliance Global              28.82     88.53    151.17    316.17
Alliance International       32.30     98.96    168.51    350.45
Alliance Aggressive Stock    27.32     84.03    143.67    301.14
Alliance Small Cap Growth    31.50     96.57        --        --
Alliance Money Market        25.44     78.34    134.11    281.77
Alliance Intermediate
 Government Securities       27.42     84.33    144.17    302.14
Alliance High Yield          28.12     86.43    147.67    309.17
EQ TRUST
EQ/Putnam Balanced          $30.51   $ 93.60        --        --
EQ/Putnam Growth & Income
 Value                       30.01     92.10        --        --
MFS Emerging Growth
 Companies                   30.01     92.10        --        --
MFS Research                 30.01     92.10        --        --
Merrill Lynch Basic Value
 Equity                      30.01     92.10        --        --
Merrill Lynch World
 Strategy                    33.49    102.51        --        --
Morgan Stanley Emerging
 Markets Equity              38.96    118.70        --        --
T. Rowe Price Equity
 Income                      30.01     92.10        --        --
T. Rowe Price
 International Stock         33.49    102.51        --        --
Warburg Pincus Small
 Company Value               31.50     96.57        --        --

------------
See footnote on next page.

                     GMDB ONLY BENEFIT (PLAN B) ELECTION

IF YOU SURRENDER YOUR CERTIFICATE AT THE END OF EACH PERIOD SHOWN, THE
EXPENSES WOULD BE:

                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
                          -------- --------- --------- ----------
HR TRUST
Alliance Conservative
 Investors                 $ 90.26   $120.46   $153.06   $262.23
Alliance Growth Investors    90.65    121.66    155.07    266.33
Alliance Growth & Income     90.75    121.96    155.58    267.36
Alliance Common Stock        88.86    116.24    145.96    247.74
Alliance Global              92.05    125.87    162.12    280.56
Alliance International       95.53    136.32    179.54    315.32
Alliance Aggressive Stock    90.55    121.35    154.55    265.29
Alliance Small Cap Growth    94.73    133.93        --        --
Alliance Money Market        88.67    115.65    144.95    245.67
Alliance Intermediate
 Government Securities       90.65    121.66    155.07    266.33
Alliance High Yield          91.35    123.77    158.60    273.47
EQ TRUST
EQ/Putnam Balanced         $ 93.74   $130.95        --        --
EQ/Putnam Growth & Income
 Value                       93.24    129.45        --        --
MFS Emerging Growth
 Companies                   93.24    129.45        --        --
MFS Research                 93.24    129.45        --        --
Merrill Lynch Basic Value
 Equity                      93.24    129.45        --        --
Merrill Lynch World
 Strategy                    96.72    139.88        --        --
Morgan Stanley Emerging
 Markets Equity             102.19    156.12        --        --
T. Rowe Price Equity
 Income                      93.24    129.45        --        --
T. Rowe Price
 International Stock         96.72    139.88        --        --
Warburg Pincus Small
 Company Value               94.73    133.93        --        --

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                          IF YOU DO NOT SURRENDER YOUR CERTIFICATE
                          AT THE END OF EACH PERIOD SHOWN, THE
                          EXPENSES WOULD BE:

                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
                          -------- --------- --------- ----------
HR TRUST
Alliance Conservative
 Investors                  $24.38   $ 74.85   $127.74   $265.82
Alliance Growth Investors    24.77     76.04    129.75    269.91
Alliance Growth & Income     24.87     76.34    130.25    270.93
Alliance Common Stock        22.98     70.63    120.64    251.32
Alliance Global              26.17     80.25    136.79    284.15
Alliance International       29.65     90.70    154.21    318.91
Alliance Aggressive Stock    24.67     75.74    129.24    268.88
Alliance Small Cap Growth    28.85     88.31        --        --
Alliance Money Market        22.79     70.02    119.62    249.24
Alliance Intermediate
 Government Securities       24.77     76.04    129.75    269.91
Alliance High Yield          25.47     78.15    133.28    277.06
EQ TRUST
EQ/Putnam Balanced          $27.86   $ 85.34        --        --
EQ/Putnam Growth & Income
 Value                       27.36     83.84        --        --
MFS Emerging Growth
 Companies                   27.36     83.84        --        --
MFS Research                 27.36     83.84        --        --
Merrill Lynch Basic Value
 Equity                      27.36     83.84        --        --
Merrill Lynch World
 Strategy                    30.84     94.26        --        --
Morgan Stanley Emerging
 Markets Equity              36.31    110.50        --        --
T. Rowe Price Equity
 Income                      27.36     83.84        --        --
T. Rowe Price
 International Stock         30.84     94.26        --        --
Warburg Pincus Small
 Company Value               28.85     88.31        --        --

------------
Note:
(1) The amount accumulated from the $1,000 contribution could not be paid in the form of an annuity at the end of any of the periods shown in the examples. If the amount applied to purchase an annuity is less than $2,000, or the initial payment is less than $20 we may pay the amount to the payee in a single sum instead of as payments under an annuity form. See "Income Annuity Options" in Part 5. The examples do not reflect charges for applicable taxes such as state or local premium taxes that may also be deducted in certain jurisdictions.

CONDENSED FINANCIAL INFORMATION

  ACCUMULATION UNIT VALUES

  Equitable Life commenced the offering of the Certificates on May 1, 1995. The following table shows the Accumulation Unit Values, as of May 1, 1995 and the last Business Day for the periods shown. There are no Accumulation Unit Values for Alliance Small Cap Growth and Alliance High Yield Funds, and the Investment Funds investing in Class IB shares of EQ Trust Portfolios as such Funds were not available prior to the date of this supplement.

                                            LAST BUSINESS DAY OF
                         ----------------------------------------------------------
                          MAY 1, 1995   DECEMBER 1995   DECEMBER 1996   MARCH 1997
                         ------------- --------------- --------------- ------------
 Alliance Conservative
   Investors               $ 14.647383    $ 16.549050     $ 17.209382   $ 17.009080
 Alliance Growth
  Investors                  20.073331      23.593613       26.260729     25.712963
 Alliance Growth &
  Income                     10.376155      11.989601       14.231408     14.317214
 Alliance Common
  Stock                     102.335691     124.519251      152.955877    147.037726
 Alliance Global             19.478146      22.293921       25.253538     24.366634
 Alliance International      10.125278      11.033925       11.976127     11.827319
 Alliance Aggressive
  Stock                      44.025496      54.591448       65.938687     64.279288
 Alliance Money Market       23.150932      23.830754       24.810781     25.046934
 Alliance Intermediate
  Govt. Securities           12.498213      13.424767       13.770322     13.741339

ON PAGE 8, UNDER THE HEADING "TRANSFER"

THE FIRST SENTENCE OF THE PARAGRAPH IS REVISED AS FOLLOWS:

  You may make an unlimited number of transfer among the Investment Options.

DELETE THE SECOND SENTENCE.

ON PAGE 11 UNDER THE HEADING "EQUITABLE LIFE"

  REPLACE THE FOURTH SENTENCE OF THE FIRST PARAGRAPH WITH THE FOLLOWING
  SENTENCE:

 Our home office is located at 1290 Avenue of the Americas, New York, New
  York 10104.

  REPLACE THE SECOND AND THIRD PARAGRAPHS WITH THE FOLLOWING PARAGRAPHS:

  Equitable Life is a wholly owned subsidiary of The Equitable Companies Incorporated (the Holding Company). The largest shareholder of the Holding Company is AXA-UAP (AXA). As of December 31, 1996, AXA beneficially owned approximately 63.8% of the outstanding shares of common stock of the Holding Company (assuming conversion of convertible preferred stock held by AXA). Under its investment arrangements with Equitable Life and the Holding Company, AXA is able to exercise significant influence over the operations and capital structure of the Holding Company and its subsidiaries, including Equitable Life. AXA, a French company, is the holding company for an international group of insurance and related financial service companies.

  Equitable Life, the Holding Company and their subsidiaries managed approximately $239.8 billion of assets as of December 31, 1996.

ON PAGES 11 AND 12 REPLACE THE HEADING "THE TRUST" WITH "HR TRUST" AND ADD THE FOLLOWING SENTENCE AFTER THE FIFTH SENTENCE OF THE FIRST PARAGRAPH:

  Investment Funds that invest in Portfolios of HR Trust purchase Class IA shares of a corresponding Portfolio of HR Trust.

ON PAGE 12 IN THE HEADING "THE TRUST'S INVESTMENT ADVISOR" AND IN THE FIRST SENTENCE OF THE PARAGRAPH UNDER THE HEADING REPLACE "THE TRUST" WITH "HR TRUST."

  IN THE FIRST PARAGRAPH OF THIS SECTION, REPLACE THE THIRD SENTENCE WITH THE FOLLOWING SENTENCE:

  On December 31, 1996, Alliance was managing approximately $182.8 billion in assets.

  DELETE THE SECOND PARAGRAPH.

ON PAGE 12, INSERT THE FOLLOWING SECTIONS AFTER THE LAST PARAGRAPH:

  EQ TRUST

  EQ Trust is an open-end management investment company. As a "series type" of mutual fund, EQ Trust issues different series of stock, each of which relates to a different Portfolio of EQ Trust. EQ Trust commenced operations on May 1, 1997. EQ Trust does not impose a sales charge or "load" for buying and selling it shares. All dividend distributions to EQ Trust are reinvested in full and fractional shares of the Portfolio to which they relate. Investment Funds that invest in Portfolios of EQ Trust purchase Class IB shares of a corresponding Portfolio of EQ Trust. More detailed information about EQ Trust, its investment objectives, policies and restrictions, risks, expenses, the Rule 12b-1 Plan relating to the Class IB shares, and all other aspects of its operations appears in its prospectus which accompanies this supplement and in its statement of additional information.

  EQ TRUST'S MANAGER AND ADVISERS

  EQ Trust is managed by EQ Financial Consultants, Inc. (EQ Financial) which, subject to supervision and direction of the Trustees of EQ Trust, has overall responsibility for the general management of EQ Trust. EQ Financial is an investment adviser registered under the 1940 Act, and a broker-dealer registered under the Exchange Act. EQ Financial is a Delaware corporation and an indirect, wholly-owned subsidiary of Equitable Life.

  EQ Financial's main office is located at 1290 Avenue of the Americas, New York, New York 10104.

  EQ Financial has entered into investment advisory agreements with Putnam Investments, Massachusetts Financial Services Company, Merrill Lynch Asset Management, L.P., Morgan Stanley Asset Management, Inc., T. Rowe Price Associates, Inc. and Rowe Price-Fleming International Inc., and Warburg, Pincus Counsellors, Inc., which serve as advisers to EQ/Putnam, MFS, Merrill Lynch, Morgan Stanley, T. Rowe Price, and Warburg Pincus Portfolios, respectively, of EQ Trust.

ON PAGE 13, UNDER THE HEADING "INVESTMENT POLICIES AND OBJECTIVES OF THE TRUST'S PORTFOLIOS"
  ADD THE FOLLOWING SENTENCES TO THE END OF THE FIRST PARAGRAPH:

  Set forth below is a summary of the investment policies and objectives of each Portfolio. This summary is qualified in its entirely by reference to the prospectuses for HR Trust and EQ Trust, both of which accompany this supplement. Please read the prospectuses for each of the trusts carefully before investing.

  DELETE THE DESCRIPTIONS OF "CONSERVATIVE INVESTORS," "GROWTH INVESTORS," "AGGRESSIVE STOCK," AND "INTERMEDIATE GOVERNMENT SECURITIES" AND INSERT THE FOLLOWING DESCRIPTIONS:

 Alliance Conservative  Diversified mix of publicly traded equity and debt        High total return without,
 Investors              securities.                                               in the adivser's opinion,
                                                                                  undue risk to principal
Alliance Growth         Diversified mix of publicly traded equity and fixed       High total return
 Investors              income securities, including at times common stocks       consistent with the
                        issued by intermediate and small-sized companies and at   adviser's determination of
                        times lower quality fixed income securities commonly      reasonable risk
                        known as "junk bonds."

                                       8

Alliance Aggressive     Primarily common stocks and other equity-type securities  Long-term growth of
 Stock                  issued by quality small and intermediate sized companies  capital with strong growth prospects and in covered options on
                        those securities.
Alliance Small Cap      Primarily U.S. common stocks and other equity-type        Long-term growth of
 Growth                 securities issued by smaller companies that, in the       capital
                        opinion of the adviser have favorable growth prospects.
Alliance Intermediate   Primarily debt securities issued or guaranteed as to      High current income
 Government Securities  principal and interest by the U.S. government or any of   consistent with relative
                        its agencies or instrumentalities. Each investment will   stability of principal
                        have a final maturity of not more than 10 years or a
                        duration not exceeding that of a 10-year Treasury note.
Alliance High Yield     Primarily a diversified mix of high yield, fixed-income   High return by maximizing
                        securities which generally involve greater volatility of  current income and, to the
                        price and risk of principal and income than higher        extent consistent with
                        quality fixed-income securities. Lower quality debt       that objective, capital
                        securities are commonly known as "junk bonds."            appreciation

  INSERT THE FOLLOWING DESCRIPTIONS AFTER THE DESCRIPTION OF "INTERMEDIATE GOVERNMENT SECURITIES:"

 EQ/Putnam Balanced     A well-diversified portfolio of stocks and bonds that  Balanced investment will produce both capital growth and current income.
EQ/Putnam Growth &      Primarily common stocks that offer potential for       Capital growth and,
 Income Value           capital growth and may, consistent with the            secondarily, current
                        Portfolio's investment objective, invest in common     income
                        stocks that offer potential for current income.
MFS Emerging Growth     Primarily (i.e., at least 80% of its assets under      Long-term growth of
 Companies              normal circumstances) in common stocks of emerging     capital
                        growth companies that the Portfolio adviser believes
                        are early in their life cycle but which have the
                        potential to become major enterprises.
MFS Research            A substantial portion of assets invested in common     Long-term growth of
                        stock or securities convertible into common stock of   capital and future
                        companies believed by the Portfolio adviser to possess income better than average prospects for long-term growth.
Merrill Lynch Basic     Investment in securities, primarily equities, that the Capital appreciation
 Value Equity           Portfolio adviser believes are undervalued and         and, secondarily, income
                        therefore represent basic investment value.
Merrill Lynch World     Investment primarily in a portfolio of equity and      High total investment
 Strategy               fixed-income securities, including convertible         return
                        securities, of U.S. and foreign issuers.
Morgan Stanley Emerging Primarily equity securities of emerging market country Long-term capital
 Markets Equity*        issuers with a focus on those in which the Portfolio's appreciation adviser believes the economies are developing strongly and in which the markets are becoming more sophisticated.

------------
* Available on or about September 2, 1997.

 T. Rowe Price     Primarily dividend paying common stocks of established  Substantial dividend
 Equity Income     companies.                                              income and also
                                                                           capital appreciation
T. Rowe Price      Primarily common stocks of established non-United       Long-term growth of
 International     States companies.                                       capital
 Stock
Warburg Pincus     Primarily in a portfolio of equity securities of small  Long-term capital
 Small Company     capitalization companies (i.e., companies having market appreciation
 Value             capitalizations of $1 billion or less at the time of
                   initial purchase) that the Portfolio adviser considers
                   to be relatively undervalued.

ON PAGE 14, REPLACE THE FIRST AND SECOND PARAGRAPHS WITH THE FOLLOWING
PARAGRAPHS:

  This Part presents performance data for each of the Investment Funds included in the tables below. The performance data were calculated by two methods. The first method presented in the tables under "Standardized Performance Data," reflects all applicable fees and charges, including the Combined GMDB/GMIB Benefit charge, but not the charges for any applicable taxes such as premium taxes.

  The second method presented in the tables under "Rate of Return Data for Investment Funds," also reflects all applicable fees and charges, but does not reflect the distribution fee, the withdrawal charge, the Combined GMDB/GMIB Benefit charge, the annual contract fee or the charge for tax such as premium taxes. These additional charges would effectively reduce the rates of return credited to a particular Certificate.

  HR Trust Portfolios

  The performance data shown for the Investment Funds investing in Class IA shares of HR Trust Portfolios (other than the Alliance Small Cap Growth Portfolio which commenced operations on May 1, 1997) are based on the actual investment results of the Portfolios, and have been adjusted for the fees and charges applicable under the Certificates.

  The performance data for the Alliance Money Market and Alliance Common Stock Funds that invest in corresponding HR Trust Portfolios, for periods prior to March 22, 1985, reflect the investment results of two open-end management separate accounts (the "predecessor separate accounts") which were reorganized in unit investment trust form. The "Since Inception" figures for these Investment Funds are based on the date of inception of the predecessor separate accounts. These performance data have been adjusted to reflect the maximum investment advisory fee payable for the corresponding Portfolio of HR Trust, as well as an assumed charge of 0.06% for direct operating expenses.

  EQ Trust Portfolios

  The Investment Funds of the Separate Account that invest in Class IB shares of Portfolios of EQ Trust have only recently been established and no Certificates funded by those Investment Funds have been issued as of the date of this Supplement. EQ Trust commenced operations on May 1, 1997. Therefore, no actual historical performance data for any of these Portfolios are available. In this connection, see the discussion immediately following the tables below.

ON PAGE 14, REPLACE THE HEADING "PERFORMANCE DATA FOR A CERTIFICATE" WITH "STANDARDIZED PERFORMANCE DATA."

  IN THE FIRST SENTENCE OF THE THIRD PARAGRAPH UNDER THIS HEADING CHANGE THE DATE FROM "DECEMBER 31, 1995" TO "DECEMBER 31, 1996."

ON PAGES 14 AND 15, REPLACE THE TABLES AND FOOTNOTES WITH THE FOLLOWING TABLES AND FOOTNOTES:

                        STANDARDIZED PERFORMANCE DATA
               AVERAGE ANNUAL TOTAL RETURN UNDER A CERTIFICATE
                      SURRENDERED ON DECEMBER 31, 1996*

                                           LENGTH OF INVESTMENT PERIOD
                                   ---------------------------------------------
           INVESTMENT               ONE     THREE   FIVE     TEN        SINCE
              FUND                 YEAR     YEARS   YEARS   YEARS    INCEPTION**
              ----                 ----     -----   -----   -----    -----------
Alliance Conservative Investors    (3.31)%   3.16%   4.76%     --        6.20%
Alliance Growth Investors           4.00     7.81    8.23      --       12.10
Alliance Growth & Income           11.40    10.57      --      --        7.57
Alliance Common Stock              15.54    13.83   13.23   13.84%      13.38
Alliance Global                     5.98     9.32   11.03      --        8.87
Alliance International              1.24       --      --      --        6.02
Alliance Aggressive Stock          13.49    12.24    9.26   16.64       18.14
Alliance Money Market              (3.19)    1.47    1.70    3.86        5.14
Alliance Intermediate Govt.
 Securities                        (4.73)    0.39    3.02      --        4.43
Alliance High Yield                14.16     9.26   12.21      --        9.33

------------
See footnotes below.

The table below illustrates the growth of an assumed investment of $1,000, with fees and charges deducted on the standardized basis described above for the first method of calculation.

                         STANDARDIZED PERFORMACE DATA
                     GROWTH OF $1,000 UNDER A CERTIFICATE
                      SURRENDERED ON DECEMBER 31, 1996*

                                           LENGTH OF INVESTMENT PERIOD
                                  ----------------------------------------------
           INVESTMENT              ONE    THREE     FIVE     TEN        SINCE
              FUND                YEAR    YEARS    YEARS    YEARS    INCEPTION**
              ----                ----    -----    -----    -----    -----------
Alliance Conservative Investors  $  967   $1,098   $1,262       --     $ 1,618
Alliance Growth Investors         1,040    1,253    1,485       --       2,494
Alliance Growth & Income          1,114    1,352       --       --       1,339
Alliance Common Stock             1,155    1,475    1,862   $3,657      13,975
Alliance Global                   1,060    1,307    1,687       --       2,340
Alliance International            1,012       --       --       --       1,124
Alliance Aggressive Stock         1,135    1,414    1,557    4,660       6,257
Alliance Money Market               968    1,045    1,088    1,461       2,230
Alliance Intermediate Govt.
 Securities                         953    1,012    1,161       --       1,297
Alliance High Yield               1,142    1,304    1,779       --       2,441

------------
  * The tables reflect charges under a Certificate with the 0.45% GMDB/GMIB charge.
 ** The "Since Inception" dates for the Portfolios of HR Trust are as follows: Alliance Conservative Investors (October 2, 1989); Alliance Growth Investors (October 2, 1989); Alliance Growth & Income (October 1,
    1993); Alliance Common Stock (January 13, 1976); Alliance Global (August 27, 1987); Alliance International (April 3, 1995); Alliance Aggressive Stock (January 27, 1986); Alliance Money Market (July 13, 1981); Alliance Intermediate Government Securities (April 1, 1991); and Alliance High Yield (January 2, 1987).

ON PAGE 15, INSERT THE FOLLOWING PARAGRAPHS BEFORE THE "RATE OF RETURN DATA FOR INVESTMENT FUNDS" SECTION:

    Additional investment performance information appears in the attached HR Trust and EQ Trust prospectuses.

    The Alliance Small Cap Growth Portfolio of HR Trust commenced operations on May 1, 1997. Therefore, no actual historical performance data are available. However, historical performance of a composite of six other advisory accounts managed by Alliance is described in the attached HR Trust prospectus. According to that prospectus, these accounts have substantially the same investment objectives and policies, and are managed in accordance with essentially the same investment strategies and techniques, as those of the Alliance Small Cap Growth Portfolio. It should be noted that these accounts are not subject to certain of the requirements and restrictions to which the Alliance Small Cap Growth Portfolio is subject and that they are managed for tax exempt clients of Alliance. The investment performance information included in the HR Trust prospectus for all Portfolios other than the Alliance Small Cap Growth Portfolio is based on actual historical performance.

    The investment performance data for HR Trust's Alliance Small Cap Growth Portfolio and for each of the Portfolios of EQ Trust, contained in the HR Trust and the EQ Trust prospectuses, are provided by those prospectuses to illustrate the past performance of each respective Portfolio adviser in managing substantially similar investment vehicles as measured against specified market indices and do not represent the past or future performance of any Portfolio. None of the performance data contained in the HR Trust and EQ Trust prospectuses reflects fees and charges imposed under your Certificate, which fees and charges would reduce such performance figures. Therefore, the performance data for each of the Portfolios described in the EQ Trust prospectus and for the Alliance Small Cap Growth Portfolio in the HR Trust prospectus may be of limited use and are not intended to be a substitute for actual performance of the corresponding Portfolios, nor are such results an estimate or guarantee of future performance for these Portfolios.

ON PAGE 16, INSERT THE FOLLOWING BEFORE THE LAST PARAGRAPH UNDER THE HEADING "PORTFOLIO INCEPTION DATES AND COMPARATIVE BENCHMARKS":

   ALLIANCE HIGH YIELD: January 2, 1997; Merrill Lynch High Yield Master
Index.

ON PAGES 16, 17 AND 18, REPLACE THE TABLES AND FOOTNOTES WITH THE FOLLOWING TABLES AND FOOTNOTES:

ANNUALIZED RATES OF RETURN FOR PERIODS ENDED DECEMBER 31, 1996:*

                                                                                              SINCE
                              1 YEAR   3 YEARS   5 YEARS   10 YEARS   15 YEARS   20 YEARS   INCEPTION
                              ------   -------   -------   --------   --------   --------   ---------
ALLIANCE CONSERVATIVE
 INVESTORS                     3.99%     5.47%     6.08%       --         --         --        7.77%
 Lipper Income                 8.95      8.91      9.55        --         --         --        9.55
 Benchmark                     8.78     10.14      9.64        --         --         --       10.42
ALLIANCE GROWTH
 INVESTORS                    11.30     10.00      9.48        --         --         --       14.23
 Lipper Flexible Portfolio    12.51      9.26      9.30        --         --         --        9.99
 Benchmark                    16.94     15.84     13.02        --         --         --       12.73
ALLIANCE GROWTH &
 INCOME                       18.70     12.69        --        --         --         --       11.47
 Lipper Growth & Income       19.96     15.39        --        --         --         --       14.78
 Benchmark                    21.28     17.93        --        --         --         --       17.24
ALLIANCE COMMON STOCK         22.84     15.87     14.39     14.49%     15.17%     14.17%      13.90
  Lipper Growth               18.78     14.80     12.39     13.08      14.04      13.60       13.42
  Benchmark                   22.96     19.66     15.20     15.28      16.79      14.55       14.63
ALLIANCE GLOBAL               13.28     11.44     12.19        --         --         --       10.43
  Lipper Global               17.89      8.49     10.29        --         --         --        3.65
  Benchmark                   13.48     12.91     10.82        --         --         --        7.44
ALLIANCE INTERNATIONAL         8.54        --        --        --         --         --       10.90
  Lipper International        13.36        --        --        --         --         --       14.33
  Benchmark                    6.05        --        --        --         --         --        8.74
ALLIANCE AGGRESSIVE STOCK     20.79     14.33     10.55     17.24         --         --       18.79
  Lipper Small Company
    Growth                    16.55     12.70     17.53     16.29         --         --       16.47
  Benchmark                   17.85     14.14     14.80     14.29         --         --       13.98
ALLIANCE MONEY MARKET          4.11      3.82      3.12      4.68       5.85         --        6.05
  Lipper Money Market          3.82      3.60      2.93      4.52       5.72         --        5.89
  Benchmark                    5.25      5.07      4.37      5.67       6.72         --        6.97

                                       12

                                                                                              SINCE
                              1 YEAR   3 YEARS   5 YEARS   10 YEARS   15 YEARS   20 YEARS   INCEPTION
                              ------   -------   -------   --------   --------   --------   ---------
ALLIANCE INTERMEDIATE
 GOVERNMENT
 SECURITIES                    2.57%     2.80%     4.38%      --         --         --         5.75%
  Lipper Gen. U.S.
    Government                 1.57      3.99      5.21       --         --         --         6.76
  Benchmark                    4.06      5.37      6.23       --         --         --         7.43
ALLIANCE HIGH YIELD           21.46     11.43     13.34       --         --         --        10.13
  Lipper High Yield           12.46      7.93     11.47       --         --         --         9.13
  Benchmark                   11.06      9.59     12.76       --         --         --        11.24

CUMULATIVE RATES OF RETURN FOR PERIODS ENDED DECEMBER 31, 1996:*

                                                                                               SINCE
                              1 YEAR   3 YEARS   5 YEARS   10 YEARS   15 YEARS   20 YEARS    INCEPTION
                              ------   -------   -------   --------   --------   --------    ---------
ALLIANCE CONSERVATIVE
 INVESTORS                     3.99%    17.34%    34.32%        --         --          --       72.02%
 Lipper Income                 8.95     29.47     58.37         --         --          --       94.21
 Benchmark                     8.78     33.60     58.40         --         --          --      105.23
ALLIANCE GROWTH
 INVESTORS                    11.30     33.11     57.28         --         --          --      162.18
 Lipper Flexible Portfolio    12.51     30.84     56.65         --         --          --      100.79
 Benchmark                    16.94     55.46     84.42         --         --          --      138.49
ALLIANCE GROWTH &
 INCOME                       18.70     43.09        --         --         --          --       42.30
 Lipper Growth & Income       19.96     53.82        --         --         --          --       56.73
 Benchmark                    21.28     63.99        --         --         --          --       67.75
ALLIANCE COMMON STOCK         22.84     55.58     95.88     287.01%    731.70%   1,314.86%   1,430.82
  Lipper Growth               18.78     51.65     80.51     243.70     627.03    1,185.21    1,298.19
  Benchmark                   22.96     71.34    102.85     314.34     925.25    1,416.26    1,655.74
ALLIANCE GLOBAL               13.28     38.40     77.77         --         --          --      152.69
  Lipper Global               17.89     28.45     63.87         --         --          --       39.73
  Benchmark                   13.48     43.95     67.12          -         --          --       95.62
ALLIANCE INTERNATIONAL         8.54        --        --         --         --          --       19.76
  Lipper International        13.36        --        --         --         --          --       26.53
  Benchmark                    6.05        --        --         --         --          --       15.78
ALLIANCE AGGRESSIVE STOCK     20.79     49.45     65.10     390.47         --          --      556.42
  Lipper Small Company
    Growth                    16.55     43.42    142.70     352.31         --          --      428.32
  Benchmark                   17.85     46.89     99.38     280.32         --          --      318.19
ALLIANCE MONEY MARKET          4.11     11.90     16.59      58.03     134.78          --      148.19
  Lipper Money Market          3.82     11.18     15.58      55.73     130.46          --      141.99
  Benchmark                    5.25     15.99     23.86      73.61     165.31          --      184.26
ALLIANCE INTERMEDIATE
 GOVERNMENT
 SECURITIES                    2.57      8.63     23.89         --         --          --       37.89
  Lipper Gen. U.S.
    Government                 1.57     12.45     28.92         --         --          --       45.71
  Benchmark                    4.06     16.98     35.30         --         --          --       51.07
ALLIANCE HIGH YIELD           21.46     38.37     87.00         --         --          --      162.38
  Lipper High Yield           12.46     25.77     72.39         --         --          --      142.30
  Benchmark                   11.06     31.63     82.29         --         --          --      190.43

------------
See footnotes on next page.

YEAR-BY-YEAR RATES OF RETURN*

                   1984      1985     1986     1987      1988    1989
                   ----      ----     ----     ----      ----    ----
ALLIANCE
 CONSERVATIVE
 INVESTORS           --       --       --       --        --      2.79%
ALLIANCE GROWTH
 INVESTORS           --       --       --       --        --      3.53
ALLIANCE GROWTH
 & INCOME            --       --       --       --        --       --
ALLIANCE COMMON
 STOCK**           (3.09)%  31.91%   16.02%     6.21%   21.03%   24.16
ALLIANCE GLOBAL      --       --       --     (13.62)    9.61    25.29
ALLIANCE
 INTERNATIONAL        --       --       --        --       --       --
ALLIANCE
 AGGRESSIVE
 STOCK               --       --     33.83      6.06    (0.03)   41.86
ALLIANCE MONEY
 MARKET**           9.59     6.91     5.39      5.41     6.09     7.93
ALLIANCE
 INTERMEDIATE
 GOVERNMENT
 SECURITIES          --       --       --       --        --       --
ALLIANCE HIGH
 YIELD               --       --       --       3.49     8.48     3.93

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                   1990     1991     1992     1993     1994      1995    1996
                   ----     ----     ----     ----     ----      ----    ----
ALLIANCE
 CONSERVATIVE
 INVESTORS         5.14%   18.51%    4.50%    9.54%    (5.20)%  19.02%    3.99%
ALLIANCE GROWTH
 INVESTORS         9.39    47.19     3.69    13.95     (4.27)   24.92    11.30
ALLIANCE GROWTH
 & INCOME           --       --       --     (0.55)    (1.72)   22.65    18.70
ALLIANCE COMMON
 STOCK**          (9.17)   36.30     2.03    23.39     (3.26)   30.93    22.84
ALLIANCE GLOBAL   (7.15)   29.06    (1.65)   30.60      4.02    17.45    13.28
ALLIANCE
 INTERNATIONAL       --       --       --       --        --    10.34     8.54
ALLIANCE
 AGGRESSIVE
 STOCK             6.92    84.73    (4.28)   15.41     (4.92)   30.13    20.79
ALLIANCE MONEY
 MARKET**          6.99     4.97     2.37     1.78      2.82     4.53     4.11
ALLIANCE
 INTERMEDIATE
 GOVERNMENT
 SECURITIES         --     11.30     4.38     9.27     (5.47)   12.03     2.57
ALLIANCE HIGH
 YIELD            (2.26)   23.03    11.02    21.74     (3.90)   18.54    21.46

------------
 *     Returns do not reflect the distribution fee, the withdrawal charge, the
       Combined GMDB/GMIB Benefit charge, the annual contract fee and any charge for tax such as premium taxes.
**     Prior to 1984 the Year-by-Year Rates of Return were:   1976    1977    1978    1979    1980    1981    1982    1983
                                                              ----    ----    ----    ----    ----    ----    ----    ----
        ALLIANCE COMMON STOCK                                 8.20% (10.28)%  6.99%  28.35%  48.39%  (6.94)% 16.22%  24.67%
        ALLIANCE MONEY MARKET                                   --      --      --      --      --    5.71   11.72    7.70%

ON PAGE 25, UNDER THE HEADING "TRANSFERS AMONG INVESTMENT OPTIONS," DELETE THE FIRST BULLETED PARAGRAPH.

ON PAGE 25, UNDER THE HEADING "DOLLAR COST AVERAGING"

  REPLACE THE FIRST SENTENCE IN THE FIRST PARAGRAPH WITH THE FOLLOWING
  SENTENCE.

  If you have at least $10,000 of Annuity Account Value in the Alliance Money Market Fund, you may choose to have a specified dollar amount or percentage of your Annuity Account Value transferred from the Alliance Money Market Fund to other Investment Funds on a monthly, quarterly, or annual basis.

  REPLACE THE SECOND AND THIRD SENTENCES IN THE SECOND PARAGRAPH WITH THE FOLLOWING SENTENCES.

  The minimum amount that may be transferred on each Transaction Date is $250. The maximum amount which may be transferred is equal to the Annuity Account Value in the Alliance Money Market Fund at the time the option is elected, divided by the number of transfers scheduled to made each Contract Year.

ON PAGE 33, UNDER THE HEADING, "DISTRIBUTION OF THE CERTIFICATES," REPLACE THE FOURTH AND FIFTH SENTENCES OF THE FIRST PARAGRAPH WITH THE FOLLOWING TWO SENTENCES.

  EDI's principal business address is 1290 Avenue of the Americas, New York, New York 10104. EDI was paid a fee of $1,204,370 for 1996 and $126,914 for 1995 for its services under its "Distribution Agreement" with Equitable Life and the Separate Account.

ON PAGE 36, DELETE THE SECTION WITH THE HEADING "TRUST CHARGES TO
PORTFOLIOS," AND REPLACE WITH THE FOLLOWING SECTIONS.

  HR TRUST CHARGES TO PORTFOLIOS

  Investment advisory fees charged daily against HR Trust's assets, direct operating expenses of HR Trust (such as trustees' fees, expenses of independent auditors and legal counsel, bank and custodian charges and liability insurance), and certain investment-related expenses of HR Trust (such as brokerage commissions and other expenses related to the purchase and sale of securities), are reflected in each Portfolio's daily share price. The maximum investment advisory fees paid annually by the Portfolios cannot be changed without a vote by shareholders. They are as follows:

                           AVERAGE DAILY NET ASSETS

                                            FIRST           NEXT          NEXT          NEXT
                                         $750 MILLION   $750 MILLION   $1 BILLION   $2.5 BILLION  THEREAFTER
                                         ------------   ------------   ----------   ------------  ----------
Alliance Conservative Investors .......     0.475%         0.425%        0.375%        0.350%        0.325%
Alliance Growth Investors..............     0.550%         0.500%        0.450%        0.425%        0.400%
Alliance Growth & Income...............     0.550%         0.525%        0.500%        0.480%        0.470%
Alliance Common Stock..................     0.475%         0.425%        0.375%        0.355%        0.345%*
Alliance Global........................     0.675%         0.600%        0.550%        0.530%        0.520%
Alliance International.................     0.900%         0.825%        0.800%        0.780%        0.770%
Alliance Aggressive Stock..............     0.625%         0.575%        0.525%        0.500%        0.475%
Alliance Small Cap Growth..............     0.900%         0.850%        0.825%        0.800%        0.775%
Alliance Money Market..................     0.350%         0.325%        0.300%        0.280%        0.270%
Alliance Intermediate Govt Securities       0.500%         0.475%        0.450%        0.430%        0.420%
Alliance High Yield....................     0.600%         0.575%        0.550%        0.530%        0.520%

------------
* On assets in excess of $10 billion, the management fee for the Alliance Common Stock Portfolio is reduced to 0.335% of average daily net assets.

  Investment advisory fees are established under HR Trust's investment advisory agreements between HR Trust and its investment adviser, Alliance. Fees and expenses are described more fully in the HR Trust prospectus.

  EQ TRUST CHARGES TO PORTFOLIOS

  Investment management fees charged daily against EQ Trust's assets, the 12b-1 fee, other direct operating expenses of EQ Trust (such as trustees' fees, expenses of independent auditors and legal counsel, administrative service fees, custodian fees, and liability insurance), and certain investment-related expenses of EQ Trust (such as brokerage commissions and other expenses related to the purchase and sale of securities), are reflected in each Portfolio's daily share price. The investment management fees paid annually by the Portfolios cannot be changed without a vote by shareholders. They are as follows:

                                         AVERAGE DAILY NET ASSETS
                                         ------------------------
EQ/Putnam Balanced .....................           0.55%
EQ/Putnam Growth & Income Value  .......           0.55%
MFS Emerging Growth Companies ..........           0.55%
MFS Research ...........................           0.55%
Merrill Lynch Basic Value Equity  ......           0.55%
Merrill Lynch World Strategy ...........           0.70%
Morgan Stanley Emerging Markets Equity             1.15%
T. Rowe Price Equity Income ............           0.55%
T. Rowe Price International Stock  .....           0.75%
Warburg Pincus Small Company Value  ....           0.65%

  Investment management fees are established under EQ Trust's Investment Management Agreement between EQ Trust and its investment manager, EQ Financial. EQ Financial has entered into expense limitation agreements with EQ Trust, with respect to each Portfolio, pursuant to which EQ Financial has agreed to waive or limit its fees and total annual operating expenses (expressed as a percentage of the Portfolios' average daily net assets) to 0.85% each for the EQ/Putnam Growth & Income Value, MFS Research, Merrill Lynch Basic Value Equity, T. Rowe Price Equity, and MFS Emerging Growth Companies Portfolios; 0.90% for the EQ/Putnam Balanced Portfolio; 1.00% for Warburg Pincus Portfolio; 1.20% each for T. Rowe Price International Stock and Merrill Lynch World Strategy Portfolios; and 1.75% for Morgan Stanley Emerging Markets Equity Portfolio. See the prospectus for EQ Trust for more information.

  The Rule 12b-1 Plan provides that EQ Trust, on behalf of each Portfolio, may pay annually up to 0.25% of the average daily net assets of a Portfolio attributable to its Class IB shares in respect of activities primarily intended to result in the sale of the Class IB shares. This fee will not be increased for the life of the Certificates. Fees and expenses are described more fully in the EQ Trust prospectus.

ON PAGE 37, UNDER THE HEADING "TRUST VOTING RIGHTS"

  REPLACE THE FIRST SENTENCE OF THE SECOND PARAGRAPH WITH THE FOLLOWING
  SENTENCE:

  Because HR Trust is a Massachusetts business trust and EQ Trust is a Delaware business trust, annual meetings are not required.

ON PAGE 37, UNDER THE HEADING "VOTING RIGHTS OF OTHERS," REPLACE THE FIRST TWO SENTENCES OF THE PARAGRAPH WITH THE FOLLOWING SENTENCES:

  Currently we control each trust. EQ Trust shares currently are sold only to our separate accounts. HR Trust shares are held by other separate accounts of ours and by separate accounts of insurance companies affiliated and unaffiliated with us.

ON PAGE 39, UNDER THE HEADING "FEDERAL AND STATE INCOME TAX WITHHOLDING," REPLACE THE FOURTH SENTENCE OF THE THIRD PARAGRAPH WITH THE FOLLOWING
SENTENCE:

  For 1997, a recipient of periodic payments (e.g., monthly or annual payments) which total less than a $14,400 taxable amount will generally be exempt from federal income tax withholding, unless the recipient specifies a different choice of withholding exemption.

-------------------------------------------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION
                               TABLE OF CONTENTS

-------------------------------------------------------------------------------

                                                                  PAGE
                                                                  ----

Part 1:     Accumulation Unit Values                                2

Part 2:     Annuity Unit Values                                     2

Part 3:     Custodian and Independent Accountants                   3

Part 4:     Alliance Money Market Fund and Alliance Intermediate    3
            Government Securities Fund Yield Information

Part 5:     Long-Term Market Trends                                 5

Part 6:     Financial Statements                                    7

                     HOW TO OBTAIN AN ACCUMULATOR STATEMENT OF ADDITIONAL INFORMATION FOR SEPARATE ACCOUNT NO. 45

                     Send this request form to:
                               Equitable Life
                               Income Management Group
                               P.O. Box 1547
                               Secaucus, NJ 07096-1547

                     Please send me an Accumulator SAI:
                     (Supplement dated May 1, 1997 to Accumulator Prospectus, dated October 17, 1996)

                     ---------------------------------------------------------

                     Name

                     ---------------------------------------------------------

                     Address

                     ---------------------------------------------------------
                     City                    State                    Zip

                                             Filed Pursuant to Rule 497(c)
                                             Registration File No.: 33-83750

       SUPPLEMENT DATED MAY 1, 1997 TO INCOME MANAGER (SERVICE MARK) Rollover
            IRA and Choice Income Plan Prospectus, dated May 1, 1996
-----------------------------------------------------------------------------

This supplement dated May 1, 1997, updates certain information in the Rollover IRA and Choice Income Plan prospectus of The Equitable Life Assurance Society of the United States (EQUITABLE LIFE), dated May 1, 1996. You should read this supplement in conjunction with the prospectus. You should keep the supplement and the prospectus for future reference. We have filed with the Securities and Exchange Commission (SEC) our statement of additional information (SAI) dated May 1, 1997. If you have previously received, but do not presently have, a copy of the prospectus, you may obtain an additional copy of the prospectus, as well as a copy of the SAI, from us, free of charge, if you write to Equitable Life, Income Management Group, P.O. Box 1547, Secaucus, NJ 07096-1547, call (800) 789-7771 or if you only need a copy of the SAI, you may mail in the SAI request form located at the end of the supplement. The SAI has been incorporated by reference into this supplement.

In the supplement, each section of the prospectus in which a change has been made is identified and the number of each prospectus page on which a change occurs is also noted. Special terms used in the prospectus have the same meaning in the supplement unless otherwise noted.

ON THE COVER PAGE OF THE PROSPECTUS THE THIRD (INCLUDING THE CHART OF INVESTMENT OPTIONS) AND FOURTH PARAGRAPHS ARE REPLACED BY THE FOLLOWING
PARAGRAPHS:

  The Rollover IRA offers investment options (INVESTMENT OPTIONS) that permit you to create your own strategies. These Investment Options include 21 variable investment funds (INVESTMENT FUNDS) and each GUARANTEE PERIOD in the GUARANTEED PERIOD ACCOUNT.

  We invest each Investment Fund in Class IA shares of a corresponding portfolio (PORTFOLIO) of The Hudson River Trust (HR TRUST) or Class IB shares of a corresponding Portfolio of EQ Advisors Trust (EQ TRUST), mutual funds whose shares are purchased by separate accounts of insurance companies. The prospectuses for HR Trust and EQ Trust, both of which accompany this supplement, describe the investment objectives, policies and risks of the Portfolios.

                               INVESTMENT FUNDS

------------------------------------------------------------------------------------------------------------------------
                                                     EQUITY SERIES
------------------------------------------------------------------------------------------------------------------------
DOMESTIC EQUITY                       INTERNATIONAL EQUITY                        AGGRESSIVE EQUITY
  Alliance Common Stock                 Alliance Global                             Alliance Aggressive Stock
  Alliance Growth & Income              Alliance International                      Alliance Small Cap Growth
  EQ/Putnam Growth & Income Value       Morgan Stanley Emerging Markets Equity*     MFS Emerging Growth Companies
  MFS Research                          T. Rowe Price International Stock           Warburg Pincus Small Company Value
  Merrill Lynch Basic Value Equity      ______________
  T. Rowe Price Equity Income           *Available on or about September 2, 1997.
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
  ASSET ALLOCATION SERIES                               FIXED INCOME SERIES
------------------------------------------------------------------------------------------------------------------------
  Alliance Conservative Investors     AGGRESSIVE FIXED INCOME          DOMESTIC FIXED INCOME
  Alliance Growth Investors             Alliance High Yield              Alliance Intermediate Government Securities
  EQ/Putnam Balanced                                                     Alliance Money Market
  Merrill Lynch World Strategy
------------------------------------------------------------------------------------------------------------------------

   THE FOLLOWING SENTENCE IS ADDED AT THE END OF THE FIFTH PARAGRAPH:

   The Guarantee Periods currently available have Expiration Dates of February 15 in years 1998 through 2007 under the Rollover IRA and 1998 through 2012 under the Choice Income Plan.

THROUGHOUT THE PROSPECTUS ANY REFERENCE TO THE INVESTMENT FUNDS AND GUARANTEE PERIODS REFER TO THE INVESTMENT FUNDS AND GUARANTEE PERIODS SET FORTH ABOVE.

-----------------------------------------------------------------------------
Copyright 1997 The Equitable Life Assurance Society of the United States, New
                            York, New York 10104.
All rights reserved. Income Manager is a service mark of The Equitable Life
                   Assurance Society of the United States.

THROUGHOUT THE PROSPECTUS (EXCEPT WHERE OTHERWISE NOTED) THE REFERENCE TO "TRUST" IS REPLACED BY "HR TRUST AND EQ TRUST."

ON PAGE 2, UNDER THE HEADING "INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE" REPLACE THE ENTIRE SECTION WITH THE FOLLOWING SECTION:

               INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

    Equitable Life's Annual Report on Form 10-K for the year ended December 31, 1996 is incorporated herein by reference.

    All documents or reports filed by Equitable Life pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (EXCHANGE ACT) after the date hereof and prior to the termination of the offering of the securities offered hereby shall be deemed to be incorporated by reference in the prospectus and the supplement and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated herein by reference shall be deemed to be modified or superseded for purposes of the prospectus and the supplement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified and superseded, to constitute a part of the prospectus and the supplement. Equitable Life files its Exchange Act documents and reports, including its annual and quarterly reports on Form 10-K and Form 10-Q, electronically pursuant to EDGAR under CIK No. 0000727920. The SEC maintains a web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC. The address of the site is http://www.sec.gov.

    Equitable Life will provide without charge to each person to whom a prospectus is delivered, upon the written or oral request of such person, a copy of any or all of the foregoing documents incorporated herein by reference (other than exhibits not specifically incorporated by reference into the text of such documents). Requests for such documents should be directed to The Equitable Life Assurance Society of the United States, 1290 Avenue of the Americas, New York, New York 10104. Attention: Corporate Secretary (telephone: (212) 554-1234).

ON PAGE 4, UNDER THE HEADING "GENERAL TERMS"

  ADD THE FOLLOWING DEFINITIONS:

  EQ TRUST--EQ Advisors Trust, a mutual fund in which the assets of separate accounts of insurance companies are invested. EQ Financial Consultants, Inc. (EQ Financial) is the manager of EQ Trust and has appointed advisers for each of the Portfolios.

  HR TRUST--The Hudson River Trust, a mutual fund in which the assets of separate accounts of insurance companies are invested. Alliance Capital Management L.P. (Alliance) is the manager and adviser to HR Trust.

  DELETE THE DEFINITION FOR "TRUST."

ON PAGES 6, 7 AND 8, REPLACE THE "FEE TABLE" SECTION WITH THE FOLLOWING
SECTION:

                                  FEE TABLE

The purpose of this fee table is to assist you in understanding the various costs and expenses you may bear directly or indirectly under the Certificate so that you may compare them with other similar products. The table reflects both the charges of the Separate Account and the expenses of HR Trust and EQ Trust. Charges for applicable taxes such as state or local premium taxes may also apply. For a complete description of the charges under the Certificate, see "Part 7: Deductions and Charges." For a complete description of each trust's charges and expenses, see the prospectuses for HR Trust and EQ Trust.

As explained in Part 4, the Guarantee Periods are not a part of the Separate Account and are not covered by the fee table and examples. The only charge shown in the Table which will be deducted from amounts allocated to the Guarantee Periods is the withdrawal charge. However, if there is insufficient value in the Investment Funds, all or a portion of the distribution fee and the annual contract fee, if any, may be deducted from your Annuity Account Value in the Guaranteed Period Account rather than from the Investment Funds. See "Part 7: Deductions and Charges." A market value adjustment (either positive or negative) also may be applicable as a result of a withdrawal, transfer or surrender of amounts from a Guarantee Period. See "Part 4: The Guaranteed Period Account."

OWNER TRANSACTION EXPENSES (DEDUCTED FROM ANNUITY ACCOUNT VALUE)

 DISTRIBUTION FEE (SALES LOAD) AS A PERCENTAGE OF EACH CONTRIBUTION RECEIVED DURING THE
 FIRST CONTRACT YEAR (deducted annually on each of the first seven Processing Dates)(1) ....  0.20%

                                                                         CONTRACT
                                                                           YEAR
                                                                           ----
WITHDRAWAL CHARGE AS A PERCENTAGE OF CONTRIBUTIONS (percentage deducted     1......    7.00%
 upon surrender or for certain withdrawals. The applicable withdrawal       2......    6.00
 charge percentage is determined by the Contract Year in which the          3......    5.00
 withdrawal is made or the Certificate is surrendered beginning with        4......    4.00
 "Contract Year 1" with respect to each contribution withdrawn or           5......    3.00
 surrendered. For each contribution, the Contract Year in which we          6......    2.00
 receive that contribution is "Contract Year 1")(2)                         7......    1.00
                                                                            8+.....    0.00

TRANSFER CHARGE(3) ................................. .....................................  $ 0.00
GUARANTEED MINIMUM DEATH BENEFIT CHARGE (percentage deducted annually on each Processing
 Date as a percentage of the guaranteed minimum death benefit then in effect)(4) .........    0.20%

ANNUAL CONTRACT FEE (DEDUCTED FROM ANNUITY ACCOUNT VALUE ON EACH PROCESSING
DATE)(5)

 If the initial contribution is less than
 $25,000..........................................  $30
 If the initial contribution is $25,000 or more ..  $ 0

SEPARATE ACCOUNT ANNUAL EXPENSES (AS A PERCENTAGE OF ASSETS IN EACH INVESTMENT FUND)

MORTALITY AND EXPENSE RISK CHARGE ......   0.90%
ASSET BASED ADMINISTRATIVE CHARGE ......   0.25%
                                        -------
 TOTAL SEPARATE ACCOUNT ANNUAL
 EXPENSES...............................   1.15%
                                        =======

------------
See footnotes on next page.

HR TRUST AND EQ TRUST ANNUAL EXPENSES (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS IN EACH PORTFOLIO)

                                                     INVESTMENT PORTFOLIOS
                                 -----------------------------------------------------------
                                     ALLIANCE     ALLIANCE    ALLIANCE   ALLIANCE
                                   CONSERVATIVE    GROWTH     GROWTH &    COMMON    ALLIANCE
HR TRUST                            INVESTORS     INVESTORS    INCOME     STOCK      GLOBAL
--------                            ---------     ---------    ------     -----      ------
Investment Advisory Fee                0.48%        0.53%       0.55%      0.38%      0.65%
Other Expenses                         0.07%        0.06%       0.05%      0.03%      0.08%
                                 -------------- ----------- ---------- ---------- ----------
 TOTAL HR TRUST ANNUAL
  EXPENSES(6)                          0.55%        0.59%       0.60%      0.41%      0.73%
                                 ============== =========== ========== ========== ==========

                                                                                         ALLIANCE
                                                    ALLIANCE    ALLIANCE    ALLIANCE   INTERMEDIATE   ALLIANCE
                                     ALLIANCE      AGGRESSIVE   SMALL CAP    MONEY        GOVT.         HIGH
HR TRUST                           INTERNATIONAL     STOCK       GROWTH      MARKET     SECURITIES     YIELD
--------                           -------------     -----       ------      ------     ----------     -----
Investment Advisory Fee                0.90%          0.55%       0.90%       0.35%        0.50%        0.60%
Other Expenses                         0.18%          0.03%       0.10%       0.04%        0.09%        0.06%
                                 --------------- ------------ ----------- ---------- -------------- ----------
 TOTAL HR TRUST ANNUAL
  EXPENSES(6)                          1.08%          0.58%       1.00%       0.39%        0.59%        0.66%
                                 =============== ============ =========== ========== ============== ==========

                                               EQ/PUTNAM      MFS                   MERRILL
                                               GROWTH &    EMERGING                  LYNCH
                                   EQ/PUTNAM    INCOME      GROWTH       MFS      BASIC VALUE
EQ TRUST                           BALANCED      VALUE     COMPANIES   RESEARCH     EQUITY
--------                           --------      -----     ---------   --------     ------
Investment Advisory Fee              0.55%       0.55%       0.55%       0.55%       0.55%
12b-1 Fee(7)                         0.25%       0.25%       0.25%       0.25%       0.25%
Other Expenses                       0.10%       0.05%       0.05%       0.05%       0.05%
                                 ----------- ----------- ----------- ---------- -------------
 TOTAL EQ TRUST ANNUAL
  EXPENSES(8)                        0.90%       0.85%       0.85%       0.85%       0.85%
                                 =========== =========== =========== ========== =============

                                               MORGAN              T. ROWE    WARBURG
                                   MERRILL    STANLEY    T. ROWE    PRICE     PINCUS
                                    LYNCH     EMERGING    PRICE    INTERNA-    SMALL
                                    WORLD     MARKETS    EQUITY     TIONAL    COMPANY
EQ TRUST                           STRATEGY   EQUITY*    INCOME     STOCK      VALUE
--------                           --------   -------    ------     -----      -----
Investment Advisory Fee              0.70%      1.15%     0.55%      0.75%     0.65%
12b-1 Fee(7)                         0.25%      0.25%     0.25%      0.25%     0.25%
Other Expenses                       0.25%      0.35%     0.05%      0.20%     0.10%
                                 ---------- ---------- --------- ---------- ---------
 TOTAL EQ TRUST ANNUAL
  EXPENSES(8)                        1.20%      1.75%     0.85%      1.20%     1.00%
                                 ========== ========== ========= ========== =========

------------
Notes:
  (1) The amount deducted is based on contributions that have not been withdrawn. The distribution fee will not apply while the IRA Assured Payment Option or IRA APO Plus is in effect. See "Part 7: Deductions and Charges," "Distribution Fee." Under Certificates issued prior to May 1, 1996, the distribution fee is 0%.
  (2) Deducted upon a withdrawal with respect to amounts in excess of the 15% (10% under the IRA Assured Payment Option and IRA APO Plus) free corridor amount, and upon a surrender. See "Part 7: Deductions and Charges," "Withdrawal Charge."
  (3) We reserve the right to impose a charge in the future at a maximum of $25 for each transfer among the Investment Options in excess of five per Contract Year.
  (4) See "Part 7: Deductions and Charges," "Guaranteed Minimum Death Benefit Charge."
  (5) This charge is incurred at the beginning of the Contract Year and deducted on the Processing Date. See "Part 7: Deductions and Charges," "Annual Contract Fee."
  (6) The amounts shown for the Portfolios of HR Trust (other than Alliance Small Cap Growth) have been restated to reflect advisory fees which went into effect as of May 1, 1997. "Other Expenses" are based on the average daily net assets in each Portfolio during 1996. The amounts shown for the Alliance Small Cap Growth Portfolio are estimated for the current fiscal year as this Portfolio commenced operations on May 1, 1997. The investment advisory fee for each Portfolio may vary from year to year depending upon the average daily net assets of the respective Portfolio of HR Trust. The maximum investment advisory fees, however, cannot be increased without a vote of that Portfolio's shareholders. The other direct operating expenses will also fluctuate from year to year depending on actual expenses. See "HR Trust Charges to Portfolios" in Part 7.
  (7) The Class IB shares of EQ Trust are subject to fees imposed under a distribution plan (herein, the "Rule 12b-1 Plan") adopted by EQ Trust pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. The Rule 12b-1 Plan provides that EQ Trust, on behalf of each Portfolio, may pay annually up to 0.25% of the average daily net assets of a Portfolio attributable to its Class IB shares in respect of activities primarily intended to result in the sale of the Class IB shares. This fee will not be increased for the life of the Certificates.
  (8) "Other Expenses" shown are based on estimated amounts (after expense waiver or limitation) for the current fiscal year, as EQ Trust commenced operations on May 1, 1997. The maximum investment advisory fees cannot be increased without a vote of that Portfolio's shareholders. The other direct operating expenses will fluctuate from year to year depending on actual expenses, but pursuant to agreement, cannot together with other fees specified exceed the total annual expenses specified. See "EQ Trust Charges to Portfolios" in Part 7.
  *      Available on or about September 2, 1997.

EXAMPLES

The examples below show the expenses that a hypothetical Certificate Owner would pay in the two situations noted below assuming a $1,000 contribution invested in one of the Investment Funds listed, and a 5% annual return on assets.(1) The annual contract fee was computed based on an initial contribution of $10,000.

These examples should not be considered a representation of past or future expenses for each Investment Fund or Portfolio. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.

   IF YOU SURRENDER YOUR CERTIFICATE AT THE END OF EACH PERIOD SHOWN, THE EXPENSES
WOULD BE:

                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                              ------   -------   -------   --------
  HR TRUST
  Alliance Conservative Investors            $ 90.26   $120.46   $153.06   $262.23
  Alliance Growth Investors                    90.65    121.66    155.07    266.33
  Alliance Growth & Income                     90.75    121.96    155.58    267.36
  Alliance Common Stock                        88.86    116.24    145.96    247.74
  Alliance Global                              92.05    125.87    162.12    280.56
  Alliance International                       95.53    136.32    179.54    315.32
  Alliance Aggressive Stock                    90.55    121.35    154.55    265.29
  Alliance Small Cap Growth                    94.73    133.93        --        --
  Alliance Money Market                        88.67    115.65    144.95    245.67
  Alliance Intermediate Government
  Securities                                   90.65    121.66    155.07    266.33
  Alliance High Yield                          91.35    123.77    158.60    273.47

  EQ TRUST
  EQ/Putnam Balanced                         $ 93.74   $130.95        --        --
  EQ/Putnam Growth & Income Value              93.24    129.45        --        --
  MFS Emerging Growth Companies                93.24    129.45        --        --
  MFS Research                                 93.24    129.45        --        --
  Merrill Lynch Basic Value Equity             93.24    129.45        --        --
  Merrill Lynch World Strategy                 96.72    139.88        --        --
  Morgan Stanley Emerging Markets Equity      102.19    156.12        --        --
  T. Rowe Price Equity Income                  93.24    129.45        --        --
  T. Rowe Price International Stock            96.72    139.88        --        --
  Warburg Pincus Small Company Value           94.73    133.93        --        --

--------------
  See footnote on next page.


IF YOU DO NOT SURRENDER YOUR CERTIFICATE AT THE END OF EACH PERIOD SHOWN,
THE EXPENSES WOULD BE:
                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                     ------   -------   -------   --------
HR TRUST
Alliance Conservative Investors      $24.38   $ 74.85   $127.74   $265.82
Alliance Growth
 Investors                            24.77     76.04    129.75    269.91
Alliance Growth &
 Income                               24.87     76.34    130.25    270.93
Alliance Common Stock                 22.98     70.63    120.64    251.32
Alliance Global                       26.17     80.25    136.79    284.15
Alliance International                29.65     90.70    154.21    318.91
Alliance Aggressive Stock             24.67     75.74    129.24    268.88
Alliance Small Cap Growth             28.85     88.31        --        --
Alliance Money Market                 22.79     70.02    119.62    249.24
Alliance Intermediate Government
 Securities                           24.77     76.04    129.75    269.91
Alliance High Yield                   25.47     78.15    133.28    277.06
EQ TRUST
EQ/Putnam Balanced                   $27.86   $ 85.34        --        --
EQ/Putnam Growth & Income Value       27.36     83.84        --        --
MFS Emerging Growth Companies         27.36     83.84        --        --
MFS Research                          27.36     83.84        --        --
Merrill Lynch Basic
 Value Equity                         27.36     83.84        --        --
Merrill Lynch World Strategy          30.84     94.26        --        --
Morgan Stanley
 Emerging Markets Equity              36.31    110.50        --        --
T. Rowe Price Equity Income           27.36     83.84        --        --
T. Rowe Price International Stock     30.84     94.26        --        --
Warburg Pincus Small Company Value    28.85     88.31        --        --

------------
Note:
(1) The amount accumulated from the $1,000 contribution could not be paid in the form of an annuity at the end of any of the periods shown in the examples. If the amount applied to purchase an annuity is less than $2,000, or the initial payment is less than $20 we may pay the amount to the payee in a single sum instead of as payments under an annuity form. See "Income Annuity Options" in Part 6. The examples do not reflect charges for applciable taxes such as state or local premium taxes that may also be deducted in certain jurisdictions.

CONDENSED FINANCIAL INFORMATION

  ACCUMULATION UNIT VALUES

  Equitable Life commenced the offering of the Certificates on May 1, 1995. The following table shows the Accumulation Unit Values, as of May 1, 1995 and the last Business Day for the periods shown. There are no Accumulation Unit Values for Alliance Small Cap Growth and Alliance High Yield Funds, and the Investment Funds investing in Class IB shares of EQ Trust Portfolios as such Funds were not available prior to the date of this supplement.

                                             LAST BUSINESS DAY OF
                         ----------------------------------------------------------
                          MAY 1, 1995   DECEMBER 1995   DECEMBER 1996   MARCH 1997
                         ------------- --------------- --------------- ------------
 Alliance Conservative
  Investors                $ 14.647383    $ 16.549050     $ 17.209382     17.009080
 Alliance Growth
  Investors                  20.073331      23.593613       26.260729     25.712963
 Alliance Growth &
  Income                     10.376155      11.989601       14.231408     14.317214
 Alliance Common
  Stock                     102.335691     124.519251      152.955877    147.037726
 Alliance Global             19.478146      22.293921       25.253538     24.366634
 Alliance International      10.125278      11.033925       11.976127     11.827319
 Alliance Aggressive
  Stock                      44.025496      54.591448       65.938687     64.279288
 Alliance Money Market       23.150932      23.830754       24.810781     25.046934
 Alliance Intermediate
  Govt. Securities           12.498213      13.424767       11.976127     13.741339

ON PAGE 9, UNDER THE HEADING "TRANSFER"

  THE FIRST SENTENCE OF THE PARAGRAPH IS REVISED AS FOLLOWS:

  Under the Rollover IRA, you may make unlimited transfer among the Investment Options.

 DELETE THE SECOND SENTENCE.

ON PAGE 10, UNDER THE HEADING "IRA ASSURED PAYMENT OPTION," DELETE THE THIRD PARAGRAPH.

ON PAGE 12, UNDER THE HEADING "EQUITABLE LIFE"

  REPLACE THE FOURTH SENTENCE OF THE FIRST PARAGRAPH WITH THE FOLLOWING
  SENTENCE:

  Our home office is located at 1290 Avenue of the Americas, New York, New York 10104.

  REPLACE THE SECOND AND THIRD PARAGRAPHS WITH THE FOLLOWING PARAGRAPHS:

  Equitable Life is a wholly owned subsidiary of The Equitable Companies Incorporated (the Holding Company). The largest shareholder of the Holding Company is AXA-UAP (AXA). As of December 31, 1996, AXA beneficially owned approximately 63.8% of the outstanding shares of common stock of the Holding Company (assuming conversion of convertible preferred stock held by AXA). Under its investment arrangements with Equitable Life and the Holding Company, AXA is able to exercise significant influence over the operations and capital structure of the Holding Company and its subsidiaries, including Equitable Life. AXA, a French company, is the holding company for an international group of insurance and related financial service companies.

  Equitable Life, the Holding Company and their subsidiaries managed approximately $239.8 billion of assets as of December 31, 1996.

ON PAGES 12 AND 13, REPLACE THE HEADING "THE TRUST" WITH "HR TRUST" AND ADD THE FOLLOWING SENTENCE AFTER THE FIFTH SENTENCE OF THE FIRST PARAGRAPH:

  Investment Funds that invest in Portfolios of HR Trust purchase Class IA shares of a corresponding Portfolio of HR Trust.

ON PAGE 13, UNDER THE HEADING "THE TRUST'S INVESTMENT ADVISER" AND IN THE FIRST SENTENCE OF THE PARAGRAPH UNDER THE HEADING REPLACE "THE TRUST" WITH "HR TRUST."

  IN THE FIRST PARAGRAPH OF THIS SECTION REPLACE THE THIRD SENTENCE WITH THE FOLLOWING SENTENCE:

  On December 31, 1996, Alliance was managing approximately $182.8 billion in assets.

  DELETE THE SECOND PARAGRAPH.

ON PAGE 13, INSERT THE FOLLOWING SECTIONS AFTER THE LAST PARAGRAPH:

  EQ TRUST

  EQ Trust is an open-end management investment company. As a "series type" of mutual fund, EQ Trust issues different series of stock, each of which relates to a different Portfolio of EQ Trust. EQ Trust commenced operations on May 1, 1997. EQ Trust does not impose a sales charge or "load" for buying and selling it shares. All dividend distributions to EQ Trust are reinvested in full and fractional shares of the Portfolio to which they relate. Investment Funds that invest in Portfolios of EQ Trust purchase Class IB shares of a corresponding Portfolio of EQ Trust. More detailed information about EQ Trust, its investment objectives, policies and restrictions, risks, expenses, the Rule 12b-1 Plan relating to the Class IB shares, and all other aspects of its operations appears in its prospectus which accompanies this supplement and in its statement of additional information.

  EQ TRUST'S MANAGER AND ADVISERS

  EQ Trust is managed by EQ Financial Consultants, Inc. (EQ Financial) which, subject to supervision and direction of the Trustees of EQ Trust, has overall responsibility for the general management of EQ Trust. EQ Financial is an investment adviser registered under the 1940 Act, and a broker-dealer registered under the Exchange Act. EQ Financial is a Delaware corporation and an indirect, wholly-owned subsidiary of Equitable Life.

  EQ Financial's main office is located at 1290 Avenue of the Americas, New York, NY 10104.

  EQ Financial has entered into investment advisory agreements with Putnam Investments, Massachusetts Financial Services Company, Merrill Lynch Asset Management, L.P., Morgan Stanley Asset Management, Inc., T. Rowe Price Associates, Inc. and Rowe Price-Fleming International, Inc. and Warburg, Pincus Counsellors, Inc., which serve as advisers to EQ/Putnam, MFS, Merrill Lynch, Morgan Stanley, T. Rowe Price, and Warburg Pincus Portfolios, respectively, of EQ Trust.

ON PAGE 14, UNDER THE HEADING "INVESTMENT POLICIES AND OBJECTIVES OF THE TRUST'S PORTFOLIOS"

  ADD THE FOLLOWING SENTENCES TO THE END OF THE FIRST PARAGRAPH:

  Set forth below is a summary of the investment policies and objectives of each Portfolio. This summary is qualified in its entirely by reference to the prospectuses for HR Trust and EQ Trust, both of which accompany this supplement. Please read the prospectuses for each of the trusts carefully before investing.

  DELETE THE DESCRIPTIONS OF "CONSERVATIVE INVESTORS," "GROWTH INVESTORS," "AGGRESSIVE STOCK" AND "INTERMEDIATE GOVERNMENT SECURITIES" AND INSERT THE FOLLOWING DESCRIPTIONS:

 Alliance Conservative  Diversified mix of publicly traded equity and debt        High total return without,
 Investors              securities.                                               in the adviser's opinion,
                                                                                  undue risk to principal
Alliance Growth         Diversified mix of publicly traded equity and fixed       High total return
 Investors              income securities, including at times common stocks       consistent with the
                        issued by intermediate and small-sized companies and at   adviser's determination of
                        times lower quality fixed income securities commonly      reasonable risk
                        known as "junk bonds."
Alliance Aggressive     Primarily common stocks and other equity-type securities  Long-term growth of
 Stock                  issued by quality small and intermediate sized companies  capital with strong growth prospects and in covered options on
                        those securities.

                                       8

Alliance Small Cap      Primarily U.S. common stocks and other equity-type        Long-term growth of
 Growth                 securities issued by smaller companies that, in the       capital
                        opinion of the adviser, have favorable growth prospects.
Alliance Intermediate   Primarily debt securities issued or guaranteed as to      High current income
 Government Securities  principal and interest by the U.S. government or any of   consistent with relative
                        its agencies or instrumentalities. Each investment will   stability of principal
                        have a final maturity of not more than 10 years or a
                        duration not exceeding that of a 10-year Treasury note.
Alliance High Yield     Primarily a diversified mix of high yield, fixed-income   High return by maximizing
                        securities which generally involve greater volatility of  current income and, to the
                        price and risk of principal and income than higher        extent consistent with
                        quality fixed-income securities. Lower quality debt       that objective, capital
                        securities are commonly known as "junk bonds."            appreciation

  INSERT THE FOLLOWING DESCRIPTIONS AFTER THE DESCRIPTION OF "INTERMEDIATE GOVERNMENT SECURITIES:"

 EQ/Putnam Balanced     A well-diversified portfolio of stocks and bonds that   Balanced investment
                        will produce both capital growth and current income.
EQ/Putnam Growth &      Primarily common stocks that offer potential for        Capital growth and,
 Income Value           capital growth and may, consistent with the Portfolio's secondarily, current
                        investment objective, invest in common stocks that      income
                        offer potential for current income.
MFS Emerging Growth     Primarily (i.e., at least 80% of its assets under       Long-term growth of
 Companies              normal circumstances) in common stocks of emerging      capital
                        growth companies that the Portfolio adviser believes
                        are early in their life cycle but which have the
                        potential to become major enterprises.
MFS Research            A substantial portion of assets invested in common      Long-term growth of
                        stock or securities convertible into common stock of    capital and future
                        companies believed by the Portfolio adviser to possess  income better than average prospects for long-term growth.
Merrill Lynch Basic     Investment in securities, primarily equities, that the  Capital appreciation
 Value Equity           Portfolio adviser believes are undervalued and          and, secondarily, income
                        therefore represent basic investment value.
Merrill Lynch World     Investment primarily in a portfolio of equity and       High total investment
 Strategy               fixed-income securities, including convertible          return
                        securities of U.S. and foreign issuers.
Morgan Stanley Emerging Primarily equity securities of emerging market country  Long-term capital
 Markets Equity*        issuers with a focus on those in which the Portfolio's  appreciation adviser believes the economies are developing strongly
                        and in which the markets are becoming more
                        sophisticated.
T. Rowe Price Equity    Primarily dividend paying common stocks of established  Substantial dividend
 Income                 companies.                                              income and also capital
                                                                                appreciation
T. Rowe Price           Primarily common stocks of established non-United       Long-term growth of
 International Stock    States companies.                                       capital
Warburg Pincus Small    Primarily in a portfolio of equity securities of small  Long-term capital
 Company Value          capitalization companies (i.e., companies having market appreciation capitalizations of $1 billion or less at the time of
                        initial purchase) that the Portfolio adviser considers
                        to be relatively undervalued.

------------
* Available on or about September 2, 1997.

ON PAGE 15, REPLACE THE FIRST AND SECOND PARAGRAPHS WITH THE FOLLOWING
PARAGRAPHS:

  This Part presents performance data for each of the Investment Funds included in the tables below. The performance data were calculated by two methods. The first method presented in the tables under "Standardized Performance Data," reflects all applicable fees and charges, other than the charge for any applicable taxes such as premium taxes.

  The second method presented in the tables under "Rate of Return Data for Investment Funds," also reflects all applicable fees and charges, but does not reflect the distribution fee, the withdrawal charge, the guaranteed minimum death benefit charge, the annual contract fee or the charge for tax such as premium taxes. These additional charges would effectively reduce the rates of return credited to a particular Certificate.

  HR Trust Portfolios

  The performance data shown for the Investment Funds investing in Class IA shares of HR Trust Portfolios (other than the Alliance Small Cap Growth Portfolio which commenced operations on May 1, 1997), are based on the actual investment results of the Portfolios and have been adjusted for the fees and charges applicable under the Certificates.

  The performance data for the Alliance Money Market and Alliance Common Stock Funds that invest in corresponding HR Trust Portfolios, for periods prior to March 22, 1985, reflect the investment results of two open-end management separate accounts (the "predecessor separate accounts") which were reorganized in unit investment trust form. The "Since Inception" figures for these Investment Funds are based on the date of inception of the predecessor separate accounts. These performance data have been adjusted to reflect the maximum investment advisory fee payable for the corresponding Portfolio of HR Trust, as well as an assumed charge of 0.06% for direct operating expenses.

  EQ Trust Portfolios

  The Investment Funds of the Separate Account that invest in Class IB shares of Portfolios of EQ Trust have only recently been established and no Certificates funded by those Investment Funds have been issued as of the date of this supplement. EQ Trust commenced operations on May 1, 1997. Therefore, no actual historical performance data for any of these Portfolios are available. In this connection, see the discussion immediately following the tables below.

ON PAGE 15, REPLACE THE HEADING "PERFORMANCE DATA FOR A CERTIFICATE" WITH "STANDARDIZED PERFORMANCE DATA."

  IN THE FIRST SENTENCE OF THE THIRD PARAGRAPH UNDER THIS HEADING CHANGE THE DATE FROM "DECEMBER 31, 1995" TO "DECEMBER 31, 1996."

ON PAGES 15 AND 16, REPLACE THE TABLES AND FOOTNOTES WITH THE FOLLOWING TABLES AND FOOTNOTES:

                        STANDARDIZED PERFORMANCE DATA
               AVERAGE ANNUAL TOTAL RETURN UNDER A CERTIFICATE
                       SURRENDERED ON DECEMBER 31, 1996

                                           LENGTH OF INVESTMENT PERIOD
                                   --------------------------------------------
           INVESTMENT               ONE     THREE   FIVE     TEN       SINCE
              FUND                 YEAR     YEARS   YEARS   YEARS    INCEPTION*
              ----                 ----     -----   -----   -----    ----------
Alliance Conservative Investors    (3.31)%   3.35%   4.99%     --       6.44%
Alliance Growth Investors           4.00     8.01    8.46      --      12.30
Alliance Growth & Income           11.40    10.76      --      --       7.80
Alliance Common Stock              15.54    14.03   13.45   14.02%     13.53
Alliance Global                     5.98     9.51   11.24      --       9.12
Alliance International              1.24       --      --      --       6.16
Alliance Aggressive Stock          13.49    12.44    9.50   16.78      18.25
Alliance Money Market              (3.19)    1.66    1.94    4.12       5.38
Alliance Intermediate Govt.
 Securities                        (4.73)    0.58    3.25      --       4.66
Alliance High Yield                14.16     9.46   12.42      --       9.57

------------
See footnote below.

The table below illustrates the growth of an assumed investment of $1,000, with fees and charges illustrated on the standardized basis described above for the first method of calculation.

                        STANDARDIZED PERFORMANCE DATA
                     GROWTH OF $1,000 UNDER A CERTIFICATE
                       SURRENDERED ON DECEMBER 31, 1996

                                           LENGTH OF INVESTMENT PERIOD
                                  ---------------------------------------------
           INVESTMENT              ONE    THREE     FIVE     TEN       SINCE
              FUND                YEAR    YEARS    YEARS    YEARS    INCEPTION*
              ----                ----    -----    -----    -----    ----------
Alliance Conservative Investors  $  967   $1,104   $1,275       --    $ 1,647
Alliance Growth Investors         1,040    1,260    1,501       --      2,529
Alliance Growth & Income          1,114    1,359       --       --      1,350
Alliance Common Stock             1,155    1,483    1,880   $3,713     14,359
Alliance Global                   1,060    1,313    1,703       --      2,394
Alliance International            1,012       --       --       --      1,127
Alliance Aggressive Stock         1,135    1,422    1,574    4,718      6,319
Alliance Money Market               968    1,051    1,101    1,497      2,314
Alliance Intermediate Govt.
 Securities                         953    1,018    1,173       --      1,314
Alliance High Yield               1,142    1,312    1,795       --      2,494

------------
 * The "Since Inception" dates for the Portfolios of HR Trust are as follows:
   Alliance Conservative Investors (October 2, 1989); Alliance Growth Investors (October 2, 1989); Alliance Growth & Income (October 1, 1993); Alliance Common Stock (January 13, 1976); Alliance Global (August 27,
   1987); Alliance International (April 3, 1995); Alliance Aggressive Stock (January 27, 1986); Alliance Money Market (July 13, 1981); Alliance Intermediate Government Securities (April 1, 1991); and Alliance High Yield (January 2, 1987).

ON PAGE 16, INSERT THE FOLLOWING PARAGRAPHS BEFORE THE "RATE OF RETURN DATA FOR INVESTMENT FUNDS" SECTION:

  Additional investment performance information appears in the attached HR Trust and EQ Trust prospectuses.

  The Alliance Small Cap Growth Portfolio of HR Trust commenced operations on May 1, 1997. Therefore, no actual historical performance data are available. However, historical performance of a composite of six other advisory accounts managed by Alliance is described in the attached HR Trust prospectus. According to that prospectus, these accounts have substantially the same investment objectives and policies, and are managed in accordance with essentially the same investment strategies and techniques, as those of the Alliance Small Cap Growth Portfolio. It should be noted that these accounts are not subject to certain of the requirements and restrictions to which the Alliance Small Cap Growth Portfolio is subject and that they are managed for tax exempt clients of Alliance. The investment performance information included in the HR Trust prospectus for all Portfolios other than the Alliance Small Cap Growth Portfolio is based on actual historical performance.

  The investment performance data for HR Trust's Alliance Small Cap Growth Portfolio and for each of the Portfolios of EQ Trust, contained in the HR Trust and the EQ Trust prospectuses, are provided by those prospectuses to illustrate the past performance of each respective Portfolio adviser in managing substantially similar investment vehicles as measured against specified market indices and do not represent the past or future performance of any Portfolio. None of the performance data contained in the HR Trust and EQ Trust prospectuses reflects fees and charges imposed under your Certificate, which fees and charges would reduce such performance figures. Therefore, the performance data for each of the Portfolios described in the EQ Trust prospectus and for the Alliance Small Cap Growth Portfolio in the HR Trust prospectus may be of limited use and are not intended to be a substitute for actual performance of the corresponding Portfolios, nor are such results an estimate or guarantee of future performance for these Portfolios.

ON PAGE 17, INSERT THE FOLLOWING BEFORE THE LAST PARAGRAPH UNDER THE HEADING "PORTFOLIO INCEPTION DATES AND COMPARATIVE BENCHMARKS":

   ALLIANCE HIGH YIELD: January 2, 1987; Merrill Lynch High Yield Master
Index.

ON PAGES 17, 18 AND 19, REPLACE THE TABLES AND FOOTNOTES WITH THE FOLLOWING TABLES AND FOOTNOTES:

ANNUALIZED RATES OF RETURN FOR PERIODS ENDED DECEMBER 31, 1996:*

                                                                                              SINCE
                              1 YEAR   3 YEARS   5 YEARS   10 YEARS   15 YEARS   20 YEARS   INCEPTION
                              ------   -------   -------   --------   --------   --------   ---------
ALLIANCE CONSERVATIVE
 INVESTORS                     3.99%     5.47%     6.08%       --         --         --        7.77%
 Lipper Income                 8.95      8.91      9.55        --         --         --        9.55
 Benchmark                     8.78     10.14      9.64        --         --         --       10.42
ALLIANCE GROWTH
 INVESTORS                    11.30     10.00      9.48        --         --         --       14.23
 Lipper Flexible Portfolio    12.51      9.26      9.30        --         --         --        9.99
 Benchmark                    16.94     15.84     13.02        --         --         --       12.73
ALLIANCE GROWTH &
 INCOME                       18.70     12.69        --        --         --         --       11.47
 Lipper Growth & Income       19.96     15.39        --        --         --         --       14.78
 Benchmark                    21.28     17.93        --        --         --         --       17.24
ALLIANCE COMMON STOCK         22.84     15.87     14.39     14.49%     15.17%     14.17%      13.90
  Lipper Growth               18.78     14.80     12.39     13.08      14.04      13.60       13.42
  Benchmark                   22.96     19.66     15.20     15.28      16.79      14.55       14.63
ALLIANCE GLOBAL               13.28     11.44     12.19        --         --         --       10.43
  Lipper Global               17.89      8.49     10.29        --         --         --        3.65
  Benchmark                   13.48     12.91     10.82        --         --         --        7.44
ALLIANCE INTERNATIONAL         8.54        --        --        --         --         --       10.90
  Lipper International        13.36        --        --        --         --         --       14.33
  Benchmark                    6.05        --        --        --         --         --        8.74
ALLIANCE AGGRESSIVE STOCK     20.79     14.33     10.55     17.24         --         --       18.79
  Lipper Small Company
    Growth                    16.55     12.70     17.53     16.29         --         --       16.47
  Benchmark                   17.85     14.14     14.80     14.29         --         --       13.98
ALLIANCE MONEY MARKET          4.11      3.82      3.12      4.68       5.85         --        6.05
  Lipper Money Market          3.82      3.60      2.93      4.52       5.72         --        5.89
  Benchmark                    5.25      5.07      4.37      5.67       6.72         --        6.97
ALLIANCE INTERMEDIATE
 GOVERNMENT
 SECURITIES                    2.57      2.80      4.38        --         --         --        5.75
  Lipper Gen. U.S.
    Government                 1.57      3.99      5.21        --         --         --        6.76
  Benchmark                    4.06      5.37      6.23        --         --         --        7.43
ALLIANCE HIGH YIELD           21.46     11.43     13.34        --         --         --       10.13
  Lipper High Yield           12.46      7.93     11.47        --         --         --        9.13
  Benchmark                   11.06      9.59     12.76        --         --         --       11.24

CUMULATIVE RATES OF RETURN FOR PERIODS ENDED DECEMBER 31, 1996:*

                                                                                               SINCE
                              1 YEAR   3 YEARS   5 YEARS   10 YEARS   15 YEARS   20 YEARS    INCEPTION
                              ------   -------   -------   --------   --------   --------    ---------
ALLIANCE CONSERVATIVE
 INVESTORS                     3.99%    17.34%    34.32%        --         --          --       72.02%
 Lipper Income                 8.95     29.47     58.37         --         --          --       94.21
 Benchmark                     8.78     33.60     58.40         --         --          --      105.23
ALLIANCE GROWTH
 INVESTORS                    11.30     33.11     57.28         --         --          --      162.18
 Lipper Flexible Portfolio    12.51     30.84     56.65         --         --          --      100.79
 Benchmark                    16.94     55.46     84.42         --         --          --      138.49
ALLIANCE GROWTH &
 INCOME                       18.70     43.09        --         --         --          --       42.30
 Lipper Growth & Income       19.96     53.82        --         --         --          --       56.73
 Benchmark                    21.28     63.99        --         --         --          --       67.75
ALLIANCE COMMON STOCK         22.84     55.58     95.88     287.01%    731.70%   1,314.86%   1,430.82
  Lipper Growth               18.78     51.65     80.51     243.70     627.03    1,185.21    1,298.19
  Benchmark                   22.96     71.34    102.85     314.34     925.25    1,416.26    1,655.74
ALLIANCE GLOBAL               13.28     38.40     77.77         --         --          --      152.69
  Lipper Global               17.89     28.45     63.87         --         --          --       39.73
  Benchmark                   13.48     43.95     67.12         --         --          --       95.62
ALLIANCE INTERNATIONAL         8.54        --        --         --         --          --       19.76
  Lipper International        13.36        --        --         --         --          --       26.53
  Benchmark                    6.05        --        --         --         --          --       15.78
ALLIANCE AGGRESSIVE STOCK     20.79     49.45     65.10     390.47         --          --      556.42
  Lipper Small Company
    Growth                    16.55     43.42    142.70     352.31         --          --      428.32
  Benchmark                   17.85     46.89     99.38     280.32         --          --      318.19
ALLIANCE MONEY MARKET          4.11     11.90     16.59      58.03     134.78          --      148.19
  Lipper Money Market          3.82     11.18     15.58      55.73     130.46          --      141.99
  Benchmark                    5.25     15.99     23.86      73.61     165.31          --      184.26
ALLIANCE INTERMEDIATE
 GOVERNMENT
 SECURITIES                    2.57      8.63     23.89         --         --          --       37.89
  Lipper Gen. U.S.
    Government                 1.57     12.45     28.92         --         --          --       45.71
  Benchmark                    4.06     16.98     35.30         --         --          --       51.07
ALLIANCE HIGH YIELD           21.46     38.37     87.00         --         --          --      162.38
  Lipper High Yield           12.46     25.77     72.39         --         --          --      142.30
  Benchmark                   11.06     31.63     82.29         --         --          --      190.43

------------
See footnotes on next page.

YEAR-BY-YEAR RATES OF RETURN*

                   1984      1985     1986     1987      1988    1989
                   ----      ----     ----     ----      ----    ----
ALLIANCE
 CONSERVATIVE
 INVESTORS           --       --       --       --        --      2.79%
ALLIANCE GROWTH
 INVESTORS           --       --       --       --        --      3.53
ALLIANCE GROWTH
 & INCOME            --       --       --       --        --       --
ALLIANCE COMMON
 STOCK**           (3.09)%  31.91%   16.02%     6.21%   21.03%   24.16
ALLIANCE GLOBAL      --       --       --     (13.62)    9.61    25.29
ALLIANCE
 INTERNATIONAL       --       --       --       --        --       --
ALLIANCE
 AGGRESSIVE
 STOCK               --       --     33.83      6.06    (0.03)   41.86
ALLIANCE MONEY
 MARKET**           9.59     6.91     5.39      5.41     6.09     7.93
ALLIANCE
 INTERMEDIATE
 GOVERNMENT
 SECURITIES          --       --       --       --        --       --
ALLIANCE
 HIGH YIELD          --       --       --       3.49     8.48     3.93

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                   1990     1991     1992     1993     1994      1995    1996
                   ----     ----     ----     ----     ----      ----    ----
ALLIANCE
 CONSERVATIVE
 INVESTORS         5.14%   18.51%    4.50%    9.54%    (5.20)%  19.02%    3.99%
ALLIANCE GROWTH
 INVESTORS         9.39    47.19     3.69    13.95     (4.27)   24.92    11.30
ALLIANCE GROWTH
 & INCOME           --       --       --     (0.55)    (1.72)   22.65    18.70
ALLIANCE COMMON
 STOCK**          (9.17)   36.30     2.03    23.39     (3.26)   30.93    22.84
ALLIANCE GLOBAL   (7.15)   29.06    (1.65)   30.60      4.02    17.45    13.28
ALLIANCE
 INTERNATIONAL      --       --       --       --        --     10.34     8.54
ALLIANCE
 AGGRESSIVE
 STOCK             6.92    84.73    (4.28)   15.41     (4.92)   30.13    20.79
ALLIANCE MONEY
 MARKET**          6.99     4.97     2.37     1.78      2.82     4.53     4.11
ALLIANCE
 INTERMEDIATE
 GOVERNMENT
 SECURITIES         --     11.30     4.38     9.27     (5.47)   12.03     2.57
ALLIANCE
 HIGH YIELD       (2.26)   23.03    11.02    21.74     (3.90)   18.54    21.46

------------
 *     Returns do not reflect the distribution fee, the withdrawal charge, the guaranteed minimum death benefit charge, the annual contract fee and any charge for tax such as premium taxes.
**     Prior to 1984 the Year-by-Year Rates of Return were:   1976    1977    1978    1979    1980    1981    1982    1983
                                                              ----    ----    ----    ----    ----    ----    ----    ----
          ALLIANCE COMMON STOCK                               8.20% (10.28)%  6.99%  28.35%  48.39%  (6.94)% 16.22%  24.67%
          ALLIANCE MONEY MARKET                                 --      --      --      --      --    5.71   11.72    7.70%

ON PAGE 27, UNDER THE HEADING "TRANSFERS AMONG INVESTMENT OPTIONS," DELETE THE FIRST BULLETED PARAGRAPH.

ON PAGE 28, UNDER THE HEADING "DOLLAR COST AVERAGING"

  REPLACE THE FIRST SENTENCE IN THE FIRST PARAGRAPH WITH THE FOLLOWING
  SENTENCE:

  If you have at least $10,000 of Annuity Account Value in the Alliance Money Market Fund, you may choose to have a specified dollar amount or percentage of your Annuity Account Value transferred from the Alliance Money Market Fund to other Investment Funds on a monthly, quarterly, or annual basis.

  REPLACE THE SECOND AND THIRD SENTENCES IN THE SECOND PARAGRAPH WITH THE FOLLOWING SENTENCES:

  The minimum amount that may be transferred on each Transaction Date is $250. The maximum amount which may be transferred is equal to the Annuity Account Value in the Alliance Money Market Fund at the time the option is elected, divided by the number of transfers scheduled to made each Contract Year.

ON PAGE 29, INSERT THE FOLLOWING SECTION BEFORE THE "CASH VALUE" SECTION:

  GUARANTEED MINIMUM INCOME BENEFIT (GMIB)

  When you elect the IRA Assured Payment Option discussed in Part 6 of the prospectus, the GMIB provides a minimum amount of guaranteed lifetime income under such option. On the Transaction Date, the amount of the periodic lifetime income to be provided will be based on the greater of (i) the Annuity Account Value in the Investment Funds and (ii) an amount equal to the GMDB (without regard to the seventh Contract Year reset) described above, reduced by any remaining withdrawal charges; each divided by "guaranteed maximum annuity purchase rates" under the Certificate. The guaranteed maximum annuity purchase rates are based on (i) interest at 2.5% if the GMIB is exercised within 30 days following a Contract Date anniversary in years 7 through 9 and at 3% if exercised within 30 days following the 10th or later Contract Date anniversary, and (ii) mortality based on the 1983 Individual Annuity Mortality Table "a" projected with modified Scale G. The mortality table used in determining such annuity purchase rates assumes that mortality will improve in the future and is more conservative than the basis underlying current annuity purchase rates. Your Annuity Account Value in the Investment Funds will depend on the performance of such Funds. The amount equal to the GMDB (as discussed above) does not have an Annuity Account Value or a Cash Value and is used solely for purposes of calculating the GMIB.

  If you have any Annuity Account Value in the Guaranteed Period Account as of the Transaction Date that you exercise the GMIB, such Annuity Account Value will also be applied (at current annuity purchase rates) toward providing payments under the IRA Assured Payment Option. Such Annuity Account Value will increase the payments provided by the GMIB. A market value adjustment may apply.

  When you exercise the GMIB, we automatically determine whether the application of your Annuity Account Value in the Investment Funds at current purchase rates under the IRA Assured Payment Option (with a fixed period as specified below) would produce higher lifetime income, and if so, the higher income will be provided.

  In addition, you can elect any of our income annuity options at any time. See "Income Annuity Options" in Part 6 of the prospectus.

  The GMIB applies only if your election of the IRA Assured Payment Option meets the following conditions:

     o The IRA Assured Payment Option is elected within 30 days following the 7th or later Contract Date anniversary; provided it is not elected earlier than your age 60, nor later than age 83.

     o The fixed period you select is as indicated below, based on your age at the time of election and the type of payments selected:

               LEVEL PAYMENTS
               --------------
          AGE               FIXED PERIOD
          ---               ------------
     60 through 75            10 years
     76 through 78        85 less your age
     79 through 83            7 years

            INCREASING PAYMENTS
            -------------------
          AGE               FIXED PERIOD
          ---               ------------
     60 through 70            15 years
     71 through 75            12 years
     76 through 80            9 years
     81 through 83            6 years

     o Payments start one payment mode after the IRA Assured Payment Option goes into effect.

  Each year on your Contract Date anniversary, if you are eligible to exercise the GMIB, we will send you a notice of how much income could be provided under such option on the Contract Date anniversary. You may then notify us within 30 days following the Contract Date anniversary if you want to exercise the GMIB by submitting the proper form. The income to be provided under the IRA Assured Payment Option will be determined on the Transaction Date that we receive your request and, therefore, may differ from the notice. It will be based on the GMIB as of such Transaction Date.

  The GMDB, which relates to the Investment Funds, will no longer be in effect if you elect the IRA Assured Payment Option. If you subsequently terminate the IRA Assured Payment Option and have your Certificate operate under the Rollover IRA rules, then the GMDB will go back into effect based on your Annuity Account Value in the Investment Funds as of the Transaction Date that the Rollover IRA goes into effect.
  GMIB Charge

  If you elect to have GMIB added to your Certificate, an additional 0.10% charge will be applied against the GMDB for providing the GMIB. The charge will be added as of the Processing Date following election of this benefit. The combined GMDB/GMIB charge will be 0.30% of the GMDB in effect on each Processing Date.

ON PAGE 30, UNDER THE HEADING, "DISTRIBUTION OF THE CERTIFICATES," REPLACE THE FOURTH AND FIFTH SENTENCES OF THE FIRST PARAGRAPH WITH THE FOLLOWING TWO
SENTENCES:

  EDI's principal business address is 1290 Avenue of the Americas, New York, New York 10104. EDI was paid a fee of $1,204,370 for 1996 and $126,914 for 1995 for its services under its "Distribution Agreement" with Equitable Life and the Separate Account.

ON PAGE 32, UNDER THE SUB-HEADING "PAYMENTS," DELETE THE SECOND PARAGRAPH.

ON PAGE 41, DELETE THE SECTION WITH THE HEADING "TRUST CHARGES TO
PORTFOLIOS," AND REPLACE WITH THE FOLLOWING SECTION:

  HR TRUST CHARGES TO PORTFOLIOS

  Investment advisory fees charged daily against HR Trust's assets, direct operating expenses of HR Trust (such as trustees' fees, expenses of independent auditors and legal counsel, bank and custodian charges and liability insurance), and certain investment-related expenses of HR Trust (such as brokerage commissions and other expenses related to the purchase and sale of securities), are reflected in each Portfolio's daily share price. The maximum investment advisory fees paid annually by the Portfolios cannot be changed without a vote by shareholders. They are as follows:

                           AVERAGE DAILY NET ASSETS

                                            FIRST           NEXT          NEXT          NEXT
                                         $750 MILLION   $750 MILLION   $1 BILLION   $2.5 BILLION   THEREAFTER
                                         ------------   ------------   ----------   ------------   ----------
Alliance Conservative Investors .......     0.475%         0.425%        0.375%        0.350%       0.325%
Alliance Growth Investors..............     0.550%         0.500%        0.450%        0.425%       0.400%
Alliance Growth & Income...............     0.550%         0.525%        0.500%        0.480%       0.470%
Alliance Common Stock..................     0.475%         0.425%        0.375%        0.355%       0.345%*
Alliance Global........................     0.675%         0.600%        0.550%        0.530%       0.520%
Alliance International.................     0.900%         0.825%        0.800%        0.780%       0.770%
Alliance Aggressive Stock..............     0.625%         0.575%        0.525%        0.500%       0.475%
Alliance Small Cap Growth..............     0.900%         0.850%        0.825%        0.800%       0.775%
Alliance Money Market..................     0.350%         0.325%        0.300%        0.280%       0.270%
Alliance Intermediate Govt Securities       0.500%         0.475%        0.450%        0.430%       0.420%
Alliance High Yield....................     0.600%         0.575%        0.550%        0.530%       0.520%

------------
* On assets in excess of $10 billion, the management fee for the Alliance Common Stock Portfolio is reduced to 0.335% of average daily net assets.

Investment advisory fees are established under HR Trust's investment advisory agreements between HR Trust and its investment adviser, Alliance. Fees and expenses are described more fully in the HR Trust prospectus.

EQ TRUST CHARGES TO PORTFOLIOS

Investment management fees charged daily against EQ Trust's assets, the 12b-1 fee, other direct operating expenses of EQ Trust (such as trustees' fees, expenses of independent auditors and legal counsel, administrative service fees, custodian fees, and liability insurance), and certain investment-related expenses of EQ Trust (such as brokerage commissions and other expenses related to the purchase and sale of securities), are reflected in each Portfolio's daily share price. The investment management fees paid annually by the Portfolios cannot be changed without a vote by shareholders. They are as follows:

                                        AVERAGE DAILY NET ASSETS
                                        ------------------------
EQ/Putnam Balanced.....................           0.55%
EQ/Putnam Growth and Income Value .....           0.55%
MFS Emerging Growth Companies..........           0.55%
MFS Research...........................           0.55%
Merrill Lynch Basic Value Equity ......           0.55%
Merrill Lynch World Strategy...........           0.70%
Morgan Stanley Emerging Markets
 Equity................................           1.15%
T. Rowe Price Equity Income............           0.55%
T. Rowe Price International Stock .....           0.75%
Warburg Pincus Small Company Value ....           0.65%

Investment management fees are established under EQ Trust's Investment Management Agreement between EQ Trust and its investment manager, EQ Financial. EQ Financial has entered into expense limitation agreements with EQ Trust, with respect to each Portfolio, pursuant to which EQ Financial has agreed to waive or limit its fees and total annual operating expenses (expressed as a percentage of the Portfolios' average daily net assets) to 0.85% each for the EQ/Putnam Growth & Income Value, MFS Research, Merrill Lynch Basic Value Equity, T. Rowe Price Equity, and MFS Emerging Growth Companies Portfolios; 0.90% for the EQ/Putnam Balanced Portfolio; 1.00% for Warburg Pincus Small Company Value Portfolio; 1.20% each for T. Rowe Price International Stock and Merrill Lynch World Strategy Portfolios; and 1.75% for Morgan Stanley Emerging Markets Equity Portfolio. See the prospectus for EQ Trust for more information.

The Rule 12b-1 Plan provides that EQ Trust, on behalf of each Portfolio, may pay annually up to 0.25% of the average daily net assets of a Portfolio attributable to its Class IB shares in respect of activities primarily intended to result in the sale of the Class IB shares. This fee will not be increased for the life of the Certificates. Fees and expenses are described more fully in the EQ Trust prospectus.

ON PAGE 43, UNDER THE HEADING "TRUST VOTING RIGHTS"

 REPLACE THE FIRST SENTENCE OF THE SECOND PARAGRAPH WITH THE FOLLOWING
  SENTENCE:

  Because HR Trust is a Massachusetts business trust and EQ Trust is a Delaware business trust, annual meetings are not required.

ON PAGE 43, UNDER THE HEADING "VOTING RIGHTS OF OTHERS," REPLACE THE FIRST TWO SENTENCES OF THE PARAGRAPH WITH THE FOLLOWING SENTENCES:

  Currently we control each trust. EQ Trust shares currently are sold only to our separate accounts. HR Trust shares are held by other separate accounts of insurance companies affiliated and unaffiliated with us.

ON PAGE 44, UNDER THE SUB-HEADING "CONTRIBUTIONS TO IRAS," REPLACE THE SECOND SENTENCE OF THE FOURTH PARAGRAPH WITH THE FOLLOWING SENTENCE:

  If the individual's spouse does not work or elects to be treated as having no compensation, the individual and the individual's spouse may contribute up to $4,000 to individual retirement arrangements (but no more than $2,000 to any one individual retirement arrangement).

ON PAGE 45, REPLACE THE SECOND SENTENCE OF THE FIFTH PARAGRAPH WITH THE FOLLOWING SENTENCE:

  The deductible and nondeductible contributions to the individual's IRA (or the nonworking spouse's IRA) may not, however, together exceed the maximum $2,000 per person limit.

ON PAGE 45, UNDER THE SUB-HEADING "EXCESS CONTRIBUTIONS," REPLACE THE LAST SENTENCE ON THIS PAGE WITH THE FOLLOWING SENTENCE:

  If excess contributions are not withdrawn before the time for filing the individual's Federal income tax return for the year (including extensions), "regular" contributions may still be withdrawn after that time if the IRA contribution for the tax year did not exceed $2,000 and no tax deduction was taken for the excess contribution; in that event, the excess contribution would not be includable in gross income and would not be subject to the 10% penalty tax.

ON PAGE 49, UNDER THE HEADING "PENALTY TAX ON EARLY DISTRIBUTIONS," ADD THE FOLLOWING SENTENCE AT THE END OF THE FIRST PARAGRAPH:

  Also not subject to penalty tax are IRA distributions used to pay certain extraordinary medical expenses or medical insurance premiums for defined unemployed individuals.

ON PAGE 49, UNDER THE HEADING "TAX PENALTY FOR EXCESS DISTRIBUTIONS OR ACCUMULATION," REPLACE THE TWO PARAGRAPHS WITH THE FOLLOWING PARAGRAPH:

  A 15% excise tax is imposed on an individual's aggregate excess distributions from all tax-favored retirement plans. The excise tax is in addition to the ordinary income tax due, but is reduced by the amount (if any) of the early distribution penalty tax imposed by the Code. This tax is temporarily suspended for distributions to the individual for the years 1997, 1998 and 1999. However, the excise tax continues to apply for estate tax purposes. In certain cases the estate tax imposed on a deceased individual's estate will be increased if the accumulated value of the individual's interest in tax-favored retirement plans is excessive. The aggregate accumulations will be subject to excise tax in 1997 if they exceed the present value of a hypothetical life annuity paying $160,000 a year.

ON PAGE 50, UNDER THE HEADING ON PAGE 49 "FEDERAL AND STATE INCOME TAX WITHHOLDING," REPLACE THE FOURTH SENTENCE OF THE THIRD PARAGRAPH WITH THE FOLLOWING SENTENCE:

  For 1997, a recipient of periodic payments (e.g., monthly or annual payments) which total less than a $14,400 taxable amount will generally be exempt from Federal income tax withholding, unless the recipient specifies a different choice of withholding exemptions.

INSERT THE FOLLOWING APPENDIX AFTER PAGE 56 "APPENDIX V:"

                           APPENDIX VI: GMIB EXAMPLES

    The GMIB is equal to:

       (A) the greater of
           (i)  the Annuity Account Value in the Investment Funds, and
           (ii) an amount equal to the GMDB (without regard to the seventh Contract Year reset), reduced by any remaining withdrawal charges;
                divided by

       (B) the guaranteed maximum annuity purchase rates.

    The examples below assume a male age 60 has purchased the Rollover IRA with an initial contribution of $100,000 that is allocated 100% to the Investment Funds (excluding the Alliance Money Market and Intermediate Government Securities Funds). The GMDB (without regard to the seventh Contract Year reset) in the 10th Contract Year is $179,085 at 6% interest. Assuming hypothetical rates of return (after deduction of charges) in the Investment Funds of 0% in Example 1 and 8% in Example 2 during the 10 Contract Years, the GMIB in the 10th Contract Year (assuming level payments under the IRA Assured Payment Option) would be as follows:

                                                     EXAMPLE 1   EXAMPLE 2
                                                     ---------   ---------
(1) Hypothetical Rate of Return ...................     0%          8%
(2) Annuity Account Value as of the Contract Date    $100,000    $100,000
(3) The greater of (i) the GMDB (without regard
    to the seventh Contract Year reset) and (ii)
    the Annuity Account Value as of the 10th
    Contract Date anniversary .....................  $179,085    $215,892
(4) Guaranteed Maximum Annuity
    Purchase Rates for level payments under
    the IRA Assured Payment Option ................   $14.73      $14.73
(5) GMIB as of 10th Contract Date
    anniversary ((3) / (4)) .......................   $12,160     $14,659

    In Example 1, the GMDB (without regard to the seventh Contract Year reset) which is higher than the Annuity Account Value would provide a GMIB of $12,160. In Example 2, the Annuity Account Value, which at this point is higher than the GMDB (without regard to the seventh Contract Year reset), would provide a GMIB of $14,659.

    The rates of return discussed above are for illustrative purposes only and are not intended to represent an expected or guaranteed rate of return. Your investment results will vary. The level of GMIB under the IRA Assured Payment Option will also depend on the guaranteed maximum annuity purchase rates as of the Transaction Date and the type of payments selected. The examples assume no transfers or withdrawals, which would affect the GMDB and, thus, the GMIB.

------------------------------------------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION
                               TABLE OF CONTENTS

------------------------------------------------------------------------------

                                                                  PAGE
                                                                  ----

Part 1:     Minimum Distribution Withdrawals                        2

Part 2:     Accumulation Unit Values                                2

Part 3:     Annuity Unit Values                                     2

Part 4:     Custodian and Independent Accountants                   3

Part 5:     Alliance Money Market Fund and Alliance Intermediate    3
            Government Securities Fund Yield Information

Part 6:     Long-Term Market Trends                                 4

Part 7:     Financial Statements                                    6

                     HOW TO OBTAIN A ROLLOVER IRA STATEMENT OF ADDITIONAL INFORMATION FOR SEPARATE ACCOUNT NO. 45

                     Send this request form to:
                               Equitable Life
                               Income Management Group
                               P.O. Box 1547
                               Secaucus, NJ 07096-1547

                     Please send me a Rollover IRA SAI:
                     (Supplement dated May 1, 1997 to Rollover IRA and Choice Income Plan Prospectus dated May 1, 1996)

                    ---------------------------------------------------------
                     Name

                     ---------------------------------------------------------
                     Address

                     ---------------------------------------------------------
                     City                    State                    Zip

                                             Filed Pursuant to Rule 497(c)
                                             Registration File No.: 33-83750

         SUPPLEMENT DATED MAY 1, 1997 TO INCOME MANAGER (SERVICE MARK)
                  Accumulator Prospectus, dated May 1, 1996
-----------------------------------------------------------------------------

This supplement dated May 1, 1997, updates certain information in the Accumulator prospectus of The Equitable Life Assurance Society of the United States (EQUITABLE LIFE), dated May 1, 1996. You should read this supplement in conjunction with the prospectus. You should keep the supplement and the prospectus for future reference. We have filed with the Securities and Exchange Commission (SEC) our statement of additional information (SAI) dated May 1, 1997. If you have previously received, but do not presently have, a copy of the prospectus, you may obtain an additional copy of the prospectus, as well as a copy of the SAI, from us, free of charge, if you write to Equitable Life, Income Management Group, P.O. Box 1547, Secaucus, NJ 07096-1547, call (800) 789-7771 or if you only need a copy of the SAI, you may mail in the SAI request form located at the end of the supplement. The SAI has been incorporated by reference into this supplement.

In the supplement, each section of the prospectus in which a change has been made is identified and the number of each prospectus page on which a change occurs is also noted. Special terms used in the prospectus have the same meaning in the supplement unless otherwise noted.

ON THE COVER PAGE OF THE PROSPECTUS, THE THIRD (INCLUDING THE CHART OF INVESTMENT OPTIONS) AND FOURTH PARAGRAPHS ARE REPLACED BY THE FOLLOWING
PARAGRAPHS:

  The Accumulator offers investment options (INVESTMENT OPTIONS) that permit you to create your own strategies. These Investment Options include 21 variable investment funds (INVESTMENT FUNDS) and each GUARANTEE PERIOD in the GUARANTEED PERIOD ACCOUNT.

  We invest each Investment Fund in Class IA shares of a corresponding portfolio (PORTFOLIO) of The Hudson River Trust (HR TRUST) or Class IB shares of a corresponding Portfolio of EQ Advisors Trust (EQ TRUST), mutual funds whose shares are purchased by separate accounts of insurance companies. The prospectuses for HR Trust and EQ Trust, both of which accompany this supplement, describe the investment objectives, policies and risks of the Portfolios.

                               INVESTMENT FUNDS

------------------------------------------------------------------------------------------------------------------------
                                                     EQUITY SERIES
------------------------------------------------------------------------------------------------------------------------
DOMESTIC EQUITY                       INTERNATIONAL EQUITY                        AGGRESSIVE EQUITY
  Alliance Common Stock                 Alliance Global                             Alliance Aggressive Stock
  Alliance Growth & Income              Alliance International                      Alliance Small Cap Growth
  EQ/Putnam Growth & Income Value       Morgan Stanley Emerging Markets Equity*     MFS Emerging Growth Companies
  MFS Research                          T. Rowe Price International Stock           Warburg Pincus Small Company Value
  Merrill Lynch Basic Value Equity      ______________
  T. Rowe Price Equity Income           *Available on or about September 2, 1997.
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
  ASSET ALLOCATION SERIES                               FIXED INCOME SERIES
------------------------------------------------------------------------------------------------------------------------
  Alliance Conservative Investors     AGGRESSIVE FIXED INCOME          DOMESTIC FIXED INCOME
  Alliance Growth Investors             Alliance High Yield              Alliance Intermediate Government Securities
  EQ/Putnam Balanced                                                     Alliance Money Market
  Merrill Lynch World Strategy
------------------------------------------------------------------------------------------------------------------------

   THE FOLLOWING SENTENCE IS ADDED AT THE END OF THE FIFTH PARAGRAPH.

   The Guarantee Periods currently available have Expiration Dates of February 15 in years 1998 through 2007.

THROUGHOUT THE PROSPECTUS ANY REFERENCE TO THE INVESTMENT FUNDS AND GUARANTEE PERIODS REFER TO THE INVESTMENT FUNDS AND GUARANTEE PERIODS SET FORTH ABOVE.

-----------------------------------------------------------------------------
Copyright 1997 The Equitable Life Assurance Society of the United States, New
                            York, New York 10104.
All rights reserved. Income Manager is a service mark of The Equitable Life
                   Assurance Society of the United States.

THROUGHOUT THE PROSPECTUS (EXCEPT WHERE OTHERWISE NOTED) THE REFERENCE TO "TRUST" IS REPLACED BY "HR TRUST AND EQ TRUST."

ON PAGE 2, UNDER THE HEADING "INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE" REPLACE THE ENTIRE SECTION WITH THE FOLLOWING SECTION:

    Equitable Life's Annual Report on Form 10-K for the year ended December 31, 1996 is incorporated herein by reference.

    All documents or reports filed by Equitable Life pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (EXCHANGE ACT) after the date hereof and prior to the termination of the offering of the securities offered hereby shall be deemed to be incorporated by reference in the prospectus and the supplement and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated herein by reference shall be deemed to be modified or superseded for purposes of the prospectus and the supplement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified and superseded, to constitute a part of the prospectus and the supplement. Equitable Life files its Exchange Act documents and reports, including its annual and quarterly reports on Form 10-K and Form 10-Q, electronically pursuant to EDGAR under CIK No. 0000727920. The SEC maintains a web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC. The address of the site is http://www.sec.gov.

    Equitable Life will provide without charge to each person to whom a prospectus is delivered, upon the written or oral request of such person, a copy of any or all of the foregoing documents incorporated herein by reference (other than exhibits not specifically incorporated by reference into the text of such documents). Requests for such documents should be directed to The Equitable Life Assurance Society of the United States, 1290 Avenue of the Americas, New York, New York 10104. Attention: Corporate Secretary (telephone: (212) 554-1234).

ON PAGE 4, UNDER THE HEADING "GENERAL TERMS"

  ADD THE FOLLOWING DEFINITIONS:

  EQ TRUST--EQ Advisors Trust, a mutual fund in which the assets of separate accounts of insurance companies are invested. EQ Financial Consultants, Inc. (EQ Financial) is the manager of EQ Trust and has appointed advisers for each of the Portfolios.

  HR TRUST--The Hudson River Trust, a mutual fund in which the assets of separate accounts of insurance companies are invested. Alliance Capital Management L.P. (Alliance) is the manager and adviser to HR Trust.

  DELETE THE DEFINITION FOR "TRUST."

ON PAGES 5, 6 AND 7, REPLACE THE "FEE TABLE" SECTION WITH THE FOLLOWING
SECTION:

                                  FEE TABLE

The purpose of this fee table is to assist you in understanding the various costs and expenses you may bear directly or indirectly under the Certificate so that you may compare them on the same basis with other similar products. The table reflects both the charges of the Separate Account and the expenses of HR Trust and EQ Trust. Charges for applicable taxes such as state or local premium taxes may also apply. For a complete description of the charges under the Certificate, see "Part 6: Deductions and Charges." For a complete description of each trust's charges and expenses, see the prospectuses for HR Trust and EQ Trust.

As explained in Part 4, the Guarantee Periods are not a part of the Separate Account and are not covered by the fee table and examples. The only charge shown in the Table which will be deducted from amounts allocated to the Guarantee Periods is the withdrawal charge. However, if there is insufficient value in the Investment Funds all or a portion of the distribution fee and the annual contract fee, if any, will be deducted from your Annuity Account Value in the Guaranteed Period Account rather than from the Investment Funds. See "Part 6: Deductions and Charges." A market value adjustment (either positive or negative) also may be applicable as a result of a withdrawal, transfer or surrender of amounts from a Guarantee Period. See "Part 4: The Guaranteed Period Account."

OWNER TRANSACTION EXPENSES (DEDUCTED FROM ANNUITY ACCOUNT VALUE)

 DISTRIBUTION FEE (SALES LOAD) AS A PERCENTAGE OF EACH CONTRIBUTION RECEIVED DURING THE
 FIRST CONTRACT YEAR (deducted annually on each of the first seven Processing Dates)(1) ....  0.20%

                                                                          CONTRACT
                                                                            YEAR
                                                                            ----
WITHDRAWAL CHARGE AS A PERCENTAGE OF CONTRIBUTIONS (deducted upon            1 ...     7.00%
 surrender or for certain withdrawals. The applicable withdrawal charge      2 ...     6.00
 percentage is determined by the Contract Year in which the withdrawal       3 ...     5.00
 is made or the Certificate is surrendered beginning with "Contract Year     4 ...     4.00
 1" with respect to each contribution withdrawn or surrendered. For each     5 ...     3.00
 contribution, the Contract Year in which we receive that contribution       6 ...     2.00
 is "Contract Year 1")(2)                                                    7 ...     1.00
                                                                             8+ ..     0.00

TRANSFER CHARGE(3) ..........................................................................  $0.00
 GUARANTEED MINIMUM DEATH BENEFIT CHARGE (percentage deducted annually on each Processing
 Date as a percentage of the guaranteed minimum death benefit then in effect)(4) ............  0.35%

ANNUAL CONTRACT FEE (DEDUCTED FROM ANNUITY ACCOUNT VALUE ON EACH PROCESSING
DATE)(5)

 If the initial contribution is less than
 $25,000......................................... $30
 If the initial contribution is $25,000 or more . $ 0

SEPARATE ACCOUNT ANNUAL EXPENSES (AS A PERCENTAGE OF ASSETS IN EACH INVESTMENT FUND)

MORTALITY AND EXPENSE RISK CHARGE ......  0.90%
ASSET BASED ADMINISTRATIVE CHARGE ......  0.25%
                                        -------
 TOTAL SEPARATE ACCOUNT ANNUAL
 EXPENSES...............................  1.15%
                                        =======

------------
See footnotes on next page.

HR TRUST AND EQ TRUST ANNUAL EXPENSES (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS IN EACH PORTFOLIO)

                                                     INVESTMENT PORTFOLIOS
                                 -----------------------------------------------------------
                                    ALLIANCE     ALLIANCE    ALLIANCE   ALLIANCE
                                  CONSERVATIVE    GROWTH     GROWTH &    COMMON    ALLIANCE
HR TRUST                           INVESTORS     INVESTORS    INCOME     STOCK      GLOBAL
                                 -------------- ----------- ---------- ---------- ----------
Investment Advisory Fee                0.48%        0.53%       0.55%      0.38%      0.65%
Other Expenses                         0.07%        0.06%       0.05%      0.03%      0.08%
                                 -------------- ----------- ---------- ---------- ----------
 TOTAL HR TRUST ANNUAL
  EXPENSES(6)                          0.55%        0.59%       0.60%      0.41%      0.73%
                                 ============== =========== ========== ========== ==========

                                                                                         ALLIANCE
                                                   ALLIANCE     ALLIANCE    ALLIANCE   INTERMEDIATE   ALLIANCE
                                    ALLIANCE      AGGRESSIVE     SMALL       MONEY        GOVT.         HIGH
HR TRUST                          INTERNATIONAL     STOCK      CAP GROWTH    MARKET     SECURITIES     YIELD
                                 --------------- ------------ ------------ ---------- -------------- ----------
Investment Advisory Fee                0.90%          0.55%        0.90%       0.35%        0.50%        0.60%
Other Expenses                         0.18%          0.03%        0.10%       0.04%        0.09%        0.06%
                                 --------------- ------------ ------------ ---------- -------------- ----------
 TOTAL HR TRUST ANNUAL
  EXPENSES(6)                          1.08%          0.58%        1.00%       0.39%        0.59%        0.66%
                                 =============== ============ ============ ========== ============== ==========

                                              EQ/PUTNAM      MFS                   MERRILL
                                              GROWTH &    EMERGING                  LYNCH
                                  EQ/PUTNAM    INCOME      GROWTH       MFS      BASIC VALUE
EQ TRUST                          BALANCED      VALUE     COMPANIES   RESEARCH     EQUITY
                                 ----------- ----------- ----------- ---------- -------------
Investment Advisory Fee              0.55%       0.55%       0.55%       0.55%       0.55%
12b-1 Fee(7)                         0.25%       0.25%       0.25%       0.25%       0.25%
Other Expenses                       0.10%       0.05%       0.05%       0.05%       0.05%
                                 ----------- ----------- ----------- ---------- -------------
 TOTAL EQ TRUST ANNUAL
  EXPENSES(8)                        0.90%       0.85%       0.85%       0.85%       0.85%
                                 =========== =========== =========== ========== =============


                                              MORGAN              T. ROWE    WARBURG
                                  MERRILL    STANLEY    T. ROWE    PRICE     PINCUS
                                   LYNCH     EMERGING    PRICE    INTERNA-    SMALL
                                   WORLD     MARKETS    EQUITY     TIONAL    COMPANY
EQ TRUST                          STRATEGY   EQUITY*    INCOME     STOCK      VALUE
                                 ---------- ---------- --------- ---------- ---------
Investment Advisory Fee              0.70%      1.15%     0.55%      0.75%     0.65%
12b-1 Fee(7)                         0.25%      0.25%     0.25%      0.25%     0.25%
Other Expenses                       0.25%      0.35%     0.05%      0.20%     0.10%
                                 ---------- ---------- --------- ---------- ---------
 TOTAL EQ TRUST ANNUAL
  EXPENSES(8)                        1.20%      1.75%     0.85%      1.20%     1.00%
                                 ========== ========== ========= ========== =========

------------
Notes:
  (1) The amount deducted is based on contributions that have not been withdrawn. See "Part 6: Deductions and Charges," "Distribution Fee."
  (2) Deducted upon a withdrawal with respect to amounts in excess of the 15% free corridor amount, and upon a surrender. See "Part 6:
         Deductions and Charges," "Withdrawal Charge."
  (3) We reserve the right to impose a charge in the future at a maximum of $25 for each transfer among the Investment Options in excess of five per Contract Year.
  (4) See "Part 6: Deductions and Charges," "Guaranteed Minimum Death Benefit Charge."
  (5) This charge is incurred at the beginning of the Contract Year and deducted on the Processing Date. See "Part 6: Deductions and Charges," "Annual Contract Fee."
  (6) The amounts shown for the Portfolios of HR Trust (other than Alliance Small Cap Growth) have been restated to reflect advisory fees which went into effect as of May 1, 1997. "Other Expenses" are based on the average daily net assets in each Portfolio during 1996. The amounts shown for the Alliance Small Cap Growth Portfolio are estimated for the current fiscal year as this Portfolio commenced operations on May 1, 1997. The investment advisory fee for each Portfolio may vary from year to year depending upon the average daily net assets of the respective Portfolio of HR Trust. The maximum investment advisory fees, however, cannot be increased without a vote of that Portfolio's shareholders. The other direct operating expenses will also fluctuate from year to year depending on actual expenses. See "HR Trust Charges to Portfolios" in Part 6.
  (7) The Class IB shares of EQ Trust are subject to fees imposed under a distribution plan (herein, the "Rule 12b-1 Plan") adopted by EQ Trust pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. The Rule 12b-1 Plan provides that EQ Trust, on behalf of each Portfolio, may pay annually up to 0.25% of the average daily net assets of a Portfolio attributable to its Class IB shares in respect of activities primarily intended to result in the sale of the Class IB shares. This fee will not be increased for the life of the Certificates.
  (8) "Other Expenses" shown are based on estimated amounts (after expense waiver or limitation) for the current fiscal year, as EQ Trust commenced operations on May 1, 1997. The maximum investment advisory fees cannot be increased without a vote of that Portfolio's shareholders. The other direct operating expenses will fluctuate from year to year depending on actual expenses, but pursuant to agreement, cannot together with other fees specified exceed the total annual expenses specified. See "EQ Trust Charges to Portfolios" in Part 6.
  *      Available on or about September 2, 1997.

EXAMPLES
--------

The examples below show the expenses that a hypothetical Certificate Owner would pay in the two situations noted below assuming a $1,000 contribution invested in one of the Investment Funds listed, and a 5% annual return on assets.(1) The annual contract fee was computed based on an initial contribution of $10.000.

These examples should not be considered a representation of past or future expenses for each Investment Fund or Portfolio. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.

   IF YOU SURRENDER YOUR CERTIFICATE AT THE END OF EACH PERIOD SHOWN, THE
  EXPENSES WOULD BE:
                                    1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                    ------   -------   -------   --------
       HR TRUST
       Alliance Conservative
         Investors                 $ 90.26   $123.66   $159.71   $278.92
       Alliance Growth Investors     90.65    124.85    161.72    282.98
       Alliance Growth & Income      90.75    125.15    162.22    284.01
       Alliance Common Stock         88.86    119.44    152.64    264.56
       Alliance Global               92.05    129.06    168.75    297.11
       Alliance International        95.53    139.48    186.10    331.55
       Alliance Aggressive Stock     90.55    124.55    161.22    281.96
       Alliance Small Cap Growth     94.73    137.10        --        --
       Alliance Money Market         88.67    118.84    151.63    262.49
       Alliance Intermediate
       Government  Securities        90.65    124.85    161.72    282.98
       Alliance High Yield           91.35    126.96    165.25    290.09

       EQ TRUST
       EQ/Putnam Balanced          $ 93.74   $134.13        --        --
       EQ/Putnam Growth & Income
         Value                       93.24    132.63        --        --
       MFS Emerging Growth
         Companies                   93.24    132.63        --        --
       MFS Research                  93.24    132.63        --        --
       Merrill Lynch Basic Value
         Equity                      93.24    132.63        --        --
       Merrill Lynch World
         Strategy                    96.72    143.04        --        --
       Morgan Stanley Emerging
         Markets  Equity            102.19    159.26        --        --
       T. Rowe Price Equity Income   93.24    132.63        --        --
       T. Rowe Price International
         Stock                       96.72    143.04        --        --
       Warburg Pincus Small
         Company  Value              94.73    137.10        --        --

--------------
See footnote on next page.

IF YOU DO NOT SURRENDER YOUR CERTIFICATE AT THE END OF EACH PERIOD SHOWN,
THE EXPENSES WOULD BE:

                                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                  -------- --------- --------- ----------
HR TRUST
Alliance Conservative Investors     $25.97   $ 79.83   $136.40   $285.19
Alliance Growth Investors            26.36     81.02    138.41    289.26
Alliance Growth & Income             26.46     81.32    138.91    290.27
Alliance Common Stock                24.57     75.61    129.33    270.83
Alliance Global                      27.76     85.22    145.43    303.37
Alliance International               31.24     95.66    162.80    337.84
Alliance Aggressive Stock            26.26     80.72    137.90    288.23
Alliance Small Cap Growth            30.44     93.27        --        --
Alliance Money Market                24.38     75.02    128.33    268.78
Alliance Intermediate Government
 Securities                          26.36     81.02    138.41    289.26
Alliance High Yield                  27.06     83.12    141.92    296.33
EQ TRUST
EQ/Putnam Balanced                  $29.45   $ 90.30        --        --
EQ/Putnam Growth & Income Value      28.95     88.80        --        --
MFS Emerging Growth Companies        28.95     88.80        --        --
MFS Research                         28.95     88.80        --        --
Merrill Lynch Basic Value Equity     28.95     88.80        --        --
Merrill Lynch World Strategy         32.43     99.21        --        --
Morgan Stanley Emerging Markets
 Equity                              37.90    115.42        --        --
T. Rowe Price Equity Income          28.95     88.80        --        --
T. Rowe Price International Stock    32.43     99.21        --        --
Warburg Pincus Small Company
 Value                               30.44     93.27        --        --

------------
Note:
(1) The amount accumulated from the $1,000 contribution could not be paid in the form of an annuity at the end of any of the periods shown in the examples. If the amount applied to purchase an annuity is less than $2,000, or the initial payment is less than $20 we may pay the amount to the payee in a single sum instead of as payments under an annuity form. See "Income Annuity Options" in Part 5. The examples do not reflect charges for applicable taxes such as state or local premium taxes that may also be deducted in certain jurisdictions.

CONDENSED FINANCIAL INFORMATION

  ACCUMULATION UNIT VALUES

  Equitable Life commenced the offering of the Certificates on May 1, 1995. The following table shows the Accumulation Unit Values, as of May 1, 1995 and the last Business Day for the periods shown. There are no Accumulation Unit Values for Alliance Small Cap Growth and Alliance High Yield Funds, and the Investment Funds investing in Class IB shares of EQ Trust Portfolios as such Funds were not available prior to the date of this supplement.

                                            LAST BUSINESS DAY OF
                         ----------------------------------------------------------
                          MAY 1, 1995   DECEMBER 1995   DECEMBER 1996   MARCH 1997
                         ------------- --------------- --------------- ------------
 Alliance Conservative
  Investors                $ 14.647383    $ 16.549050     $ 17.209382     17.009080
 Alliance Growth
  Investors                  20.073331      23.593613       26.260729     25.712963
 Alliance Growth &
  Income                     10.376155      11.989601       14.231408     14.317214
 Alliance Common
  Stock                     102.335691     124.519251      152.955877    147.037726
 Alliance Global             19.478146      22.293921       25.253538     24.366634
 Alliance International      10.125278      11.033925       11.976127     11.827319
 Alliance Aggressive
  Stock                      44.025496      54.591448       65.938687     64.279288
 Alliance Money Market       23.150932      23.830754       24.810781     25.046934
 Alliance Intermediate
  Govt. Securities           12.498213      13.424767       11.976127     13.741339

ON PAGE 8, UNDER THE HEADING "TRANSFERS"

  THE FIRST SENTENCE OF THE PARAGRAPH IS REVISED AS FOLLOWS:

  You may make an unlimited number of transfers among the Investment Options.

  DELETE THE SECOND SENTENCE.

ON PAGE 11 UNDER THE HEADING "EQUITABLE LIFE"

  REPLACE THE FOURTH SENTENCE OF THE FIRST PARAGRAPH WITH THE FOLLOWING
  SENTENCE:

 Our home office is located at 1290 Avenue of the Americas, New York, New
  York 10104.

  REPLACE THE SECOND AND THIRD PARAGRAPHS WITH THE FOLLOWING PARAGRAPHS:

  Equitable Life is a wholly owned subsidiary of The Equitable Companies Incorporated (the Holding Company). The largest shareholder of the Holding Company is AXA-UAP (AXA). As of December 31, 1996, AXA beneficially owned approximately 63.8% of the outstanding shares of common stock of the Holding Company (assuming conversion of convertible preferred stock held by AXA). Under its investment arrangements with Equitable Life and the Holding Company, AXA is able to exercise significant influence over the operations and capital structure of the Holding Company and its subsidiaries, including Equitable Life. AXA, a French company, is the holding company for an international group of insurance and related financial service companies.

  Equitable Life, the Holding Company and their subsidiaries managed approximately $239.8 billion of assets as of December 31, 1996.

ON PAGES 11 AND 12 REPLACE THE HEADING "THE TRUST" WITH "HR TRUST" AND ADD THE FOLLOWING SENTENCE AFTER THE FIFTH SENTENCE OF THE FIRST PARAGRAPH:

  Investment Funds that invest in Portfolios of HR Trust purchase Class IA shares of a corresponding Portfolio of HR Trust.

ON PAGE 12 IN THE HEADING "THE TRUST'S INVESTMENT ADVISOR" AND IN THE FIRST SENTENCE OF THE PARAGRAPH UNDER THE HEADING REPLACE "THE TRUST" WITH "HR TRUST."

  IN THE FIRST PARAGRAPH OF THIS SECTION, REPLACE THE THIRD SENTENCE WITH THE FOLLOWING SENTENCE:

  On December 31, 1996, Alliance was managing approximately $182.8 billion in assets.

  DELETE THE SECOND PARAGRAPH.

ON PAGE 12, INSERT THE FOLLOWING SECTIONS AFTER THE LAST PARAGRAPH:

  EQ TRUST

  EQ Trust is an open-end management investment company. As a "series type" of mutual fund, EQ Trust issues different series of stock, each of which relates to a different Portfolio of EQ Trust. EQ Trust commenced operations on May 1, 1997. EQ Trust does not impose a sales charge or "load" for buying and selling it shares. All dividend distributions to EQ Trust are reinvested in full and fractional shares of the Portfolio to which they relate. Investment Funds that invest in Portfolios of EQ Trust purchase Class IB shares of a corresponding Portfolio of EQ Trust. More detailed information about EQ Trust, its investment objectives, policies and restrictions, risks, expenses, the Rule 12b-1 Plan relating to the Class IB shares, and all other aspects of its operations appears in its prospectus which accompanies this supplement and in its statement of additional information.

  EQ TRUST'S MANAGER AND ADVISERS

  EQ Trust is managed by EQ Financial Consultants, Inc. (EQ Financial) which, subject to supervision and direction of the Trustees of EQ Trust, has overall responsibility for the general management of EQ Trust. EQ Financial is an investment adviser registered under the 1940 Act, and a broker-dealer registered under the Exchange Act. EQ Financial is a Delaware corporation and an indirect, wholly-owned subsidiary of Equitable Life.

  EQ Financial's main office is located at 1290 Avenue of the Americas, New York, New York 10104.

  EQ Financial has entered into investment advisory agreements with Putnam Investments, Massachusetts Financial Services Company, Merrill Lynch Asset Management, L.P., Morgan Stanley Asset Management, Inc., T. Rowe Price Associates, Inc. and Rowe Price-Fleming International Inc., and Warburg, Pincus Counsellors, Inc., which serve as advisers to EQ/Putnam, MFS, Merrill Lynch, Morgan Stanley, T. Rowe Price, and Warburg Pincus Portfolios, respectively, of EQ Trust.

ON PAGE 13, UNDER THE HEADING "INVESTMENT POLICIES AND OBJECTIVES OF THE TRUST'S PORTFOLIOS"

  ADD THE FOLLOWING SENTENCES TO THE END OF THE FIRST PARAGRAPH:

  Set forth below is a summary of the investment policies and objectives of each Portfolio. This summary is qualified in its entirely by reference to the prospectuses for HR Trust and EQ Trust, both of which accompany this supplement. Please read the prospectuses for each of the trusts carefully before investing.

  DELETE THE DESCRIPTIONS OF "CONSERVATIVE INVESTORS," "GROWTH INVESTORS," "AGGRESSIVE STOCK" AND "INTERMEDIATE GOVERNMENT SECURITIES" AND INSERT THE FOLLOWING DESCRIPTIONS:

 Alliance Conservative  Diversified mix of publicly traded equity and debt        High total return without,
 Investors              securities.                                               in the adviser's opinion,
                                                                                  undue risk to principal

Alliance Growth         Diversified mix of publicly traded equity and fixed       High total return
 Investors              income securities, including at times common stocks       consistent with the
                        issued by intermediate and small-sized companies and at   adviser's determination of
                        times lower quality fixed income securities commonly      reasonable risk
                        known as "junk bonds."

                                       8

Alliance Aggressive     Primarily common stocks and other equity-type securities  Long-term growth of
 Stock                  issued by quality small and intermediate sized companies  capital with strong growth prospects and in covered options on
                        those securities.

Alliance Small Cap      Primarily U.S. common stocks and other equity-type        Long-term growth of
 Growth                 securities issued by smaller companies that, in the       capital
                        opinion of the adviser, have favorable growth prospects.

Alliance Intermediate   Primarily debt securities issued or guaranteed as to      High current income
 Government Securities  principal and interest by the U.S. government or any of   consistent with relative
                        its agencies or instrumentalities. Each investment will   stability of principal
                        have a final maturity of not more than 10 years or a
                        duration not exceeding that of a 10-year Treasury note.

Alliance High Yield     Primarily a diversified mix of high yield, fixed-income   High return by maximizing
                        securities which generally involve greater volatility of  current income and, to the
                        price and risk of principal and income than higher        extent consistent with
                        quality fixed-income securities. Lower quality debt       that objective, capital
                        securities are commonly known as "junk bonds."            appreciation

 INSERT THE FOLLOWING DESCRIPTIONS AFTER THE DESCRIPTION OF "INTERMEDIATE GOVERNMENT SECURITIES:"

EQ/Putnam Balanced      A well-diversified portfolio of stocks and bonds that  Balanced investment will produce both capital growth and current income.

EQ/Putnam Growth &      Primarily common stocks that offer potential for       Capital growth and,
 Income Value           capital growth and may, consistent with the            secondarily, current
                        Portfolio's investment objective, invest in common     income
                        stocks that offer potential for current income.

MFS Emerging Growth     Primarily (i.e., at least 80% of its assets under      Long-term growth of
 Companies              normal circumstances) in common stocks of emerging     capital
                        growth companies that the Portfolio adviser believes
                        are early in their life cycle but which have the
                        potential to become major enterprises.

MFS Research            A substantial portion of assets invested in common     Long-term growth of
                        stock or securities convertible into common stock of   capital and future
                        companies believed by the Portfolio adviser to possess income better than average prospects for long-term growth.

Merrill Lynch Basic     Investment in securities, primarily equities, that the Capital appreciation
 Value Equity           Portfolio adviser believes are undervalued and         and, secondarily, income
                        therefore represent basic investment value.

Merrill Lynch World     Investment primarily in a portfolio of equity and      High total investment
 Strategy               fixed-income securities, including convertible         return
                        securities, of U.S. and foreign issuers.

Morgan Stanley Emerging Primarily equity securities of emerging market country Long-term capital
 Markets Equity*        issuers with a focus on those in which the Portfolio's appreciation adviser believes the economies are developing strongly
                        and in which the markets are becoming more
                        sophisticated.

------------
* Available on or about September 2, 1997.

T. Rowe Price      Primarily dividend paying common stocks of established  Substantial dividend
 Equity Income     companies.                                              income and also
                                                                           capital appreciation

T. Rowe Price      Primarily common stocks of established non-United       Long-term growth of
 International     States companies.                                       capital
 Stock

Warburg Pincus     Primarily in a portfolio of equity securities of small  Long-term capital
 Small Company     capitalization companies (i.e., companies having market appreciation
 Value             capitalizations of $1 billion or less at the time of
                   initial purchase) that the Portfolio adviser considers
                   to be relatively undervlaued.

ON PAGE 14, REPLACE THE FIRST AND SECOND PARAGRAPHS WITH THE FOLLOWING
PARAGRAPHS:

  This Part presents performance data for each of the Investment Funds included in the tables below. The performance data were calculated by two methods. The first method presented in the tables under "Standardized Performance Data," reflects all applicable fees and charges, other than the charge for any applicable taxes such as premium taxes.

  The second method presented in the tables under "Rate of Return Data for Investment Funds," also reflects all applicable fees and charges, but does not reflect the distribution fee, the withdrawal charge, the guaranteed minimum death benefit charge, the annual contract fee or the charge for tax such as premium taxes. These additional charges would effectively reduce the rates of return credited to a particular Certificate.

  HR Trust Portfolios

  The performance data shown for the Investment Funds investing in Class IA shares of HR Trust Portfolios (other than the Alliance Small Cap Growth Portfolio which commenced operations on May 1, 1997), are based on the actual investment results of the Portfolios and have been adjusted for the fees and charges applicable under the Certificates.

  The performance data for the Alliance Money Market and Alliance Common Stock Funds that invest in corresponding HR Trust Portfolios, for periods prior to March 22, 1985, reflect the investment results of two open-end management separate accounts (the "predecessor separate accounts") which were reorganized in unit investment trust form. The "Since Inception" figures for these Investment Funds are based on the date of inception of the predecessor separate accounts. These performance data have been adjusted to reflect the maximum investment advisory fee payable for the corresponding Portfolio of HR Trust, as well as an assumed charge of 0.06% for direct operating expenses.

  EQ Trust Portfolios

  The Investment Funds of the Separate Account that invest in Class IB shares of Portfolios of EQ Trust have only recently been established and no Certificates funded by those Investment Funds have been issued as of the date of this Supplement. EQ Trust commenced operations on May 1, 1997. Therefore, no actual historical performance data for any of these Portfolios are available. In this connection, see the discussion immediately following the tables below.

ON PAGE 14, REPLACE THE HEADING "PERFORMANCE DATA FOR A CERTIFICATE" WITH "STANDARDIZED PERFORMANCE DATA."

  IN THE FIRST SENTENCE OF THE THIRD PARAGRAPH UNDER THIS HEADING CHANGE THE DATE FROM "DECEMBER 31, 1995" TO "DECEMBER 31, 1996."

ON PAGES 14 AND 15, REPLACE THE TABLES AND FOOTNOTES WITH THE FOLLOWING TABLES AND FOOTNOTES:

                        STANDARDIZED PERFORMANCE DATA
               AVERAGE ANNUAL TOTAL RETURN UNDER A CERTIFICATE
                       SURRENDERED ON DECEMBER 31, 1996

                                           LENGTH OF INVESTMENT PERIOD
                                   --------------------------------------------
           INVESTMENT               ONE     THREE   FIVE     TEN       SINCE
              FUND                 YEAR     YEARS   YEARS   YEARS    INCEPTION*
              ----                 ----     -----   -----   -----    ----------
Alliance Conservative Investors    (3.31)%   3.24%   4.85%     --       6.29%
Alliance Growth Investors           4.00     7.89    8.32      --      12.17
Alliance Growth & Income           11.40    10.64      --      --       7.66
Alliance Common Stock              15.54    13.91   13.32   13.88%     13.41
Alliance Global                     5.98     9.40   11.11      --       8.96
Alliance International              1.24       --      --      --       6.07
Alliance Aggressive Stock          13.49    12.32    9.35   16.64      18.12
Alliance Money Market              (3.19)    1.55    1.80    3.97       5.23
Alliance Intermediate Govt.
 Securities                        (4.73)    0.47    3.11      --       4.52
Alliance High Yield                14.16     9.34   12.29      --       9.41

------------
See footnote below.

The table below illustrates the growth of an assumed investment of $1,000, with fees and charges deducted on the standardized basis described above for the first method of calculation.

                        STANDARDIZED PERFORMANCE DATA
                     GROWTH OF $1,000 UNDER A CERTIFICATE
                       SURRENDERED ON DECEMBER 31, 1996

                                           LENGTH OF INVESTMENT PERIOD
                                  ---------------------------------------------
           INVESTMENT              ONE    THREE     FIVE     TEN       SINCE
              FUND                YEAR    YEARS    YEARS    YEARS    INCEPTION*
              ----                ----    -----    -----    -----    ----------
Alliance Conservative Investors  $  967   $1,100   $1,267       --    $ 1,629
Alliance Growth Investors         1,040    1,256    1,491       --      2,506
Alliance Growth & Income          1,114    1,355       --       --      1,344
Alliance Common Stock             1,155    1,478    1,869   $3,668     14,040
Alliance Global                   1,060    1,309    1,694       --      2,359
Alliance International            1,012       --       --       --      1,125
Alliance Aggressive Stock         1,135    1,417    1,564    4,663      6,244
Alliance Money Market               968    1,047    1,093    1,475      2,261
Alliance Intermediate Govt.
 Securities                         953    1,014    1,166       --      1,304
Alliance High Yield               1,142    1,307    1,785       --      2,459

------------
 * The "Since Inception" dates for the Portfolios of HR Trust are as follows:
   Alliance Conservative Investors (October 2, 1989); Alliance Growth Investors (October 2, 1989); Alliance Growth & Income (October 1, 1993); Alliance Common Stock (January 13, 1976); Alliance Global (August 27,
   1987); Alliance International (April 3, 1995); Alliance Aggressive Stock (January 27, 1986); Alliance Money Market (July 13, 1981); Alliance Intermediate Government Securities (April 1, 1991); and Alliance High Yield (January 2, 1987).

ON PAGE 15, INSERT THE FOLLOWING PARAGRAPHS BEFORE THE "RATE OF RETURN DATA FOR INVESTMENT FUNDS" SECTION:

     Additional investment performance information appears in the attached HR Trust and EQ Trust prospectuses.

     The Alliance Small Cap Growth Portfolio of HR Trust commenced operations on May 1, 1997. Therefore, no actual historical performance data are available. However, historical performance of a composite of six other advisory accounts managed by Alliance is described in the attached HR Trust prospectus. According to that prospectus, these accounts have substantially the same investment objectives and policies, and are managed in accordance with essentially the same investment strategies and techniques, as those of the Alliance Small Cap Growth Portfolio. It should be noted that these accounts are not subject to certain of the requirements and restrictions to which the Alliance Small Cap Growth Portfolio is subject and that they are managed for tax exempt clients of Alliance. The investment performance information included in the HR Trust prospectus for all Portfolios other than the Alliance Small Cap Growth Portfolio is based on actual historical performance.

     The investment performance data for HR Trust's Alliance Small Cap Growth Portfolio and for each of the Portfolios of EQ Trust, contained in the HR Trust and the EQ Trust prospectuses, are provided by those prospectuses to illustrate the past performance of each respective Portfolio adviser in managing substantially similar investment vehicles as measured against specified market indices and do not represent the past or future performance of any Portfolio. None of the performance data contained in the HR Trust and EQ Trust prospectuses reflects fees and charges imposed under your Certificate, which fees and charges would reduce such performance figures. Therefore, the performance data for each of the Portfolios described in the EQ Trust prospectus and for the Alliance Small Cap Growth Portfolio in the HR Trust prospectus may be of limited use and are not intended to be a substitute for actual performance of the corresponding Portfolios, nor are such results an estimate or guarantee of future performance for these Portfolios.

ON PAGE 16, INSERT THE FOLLOWING BEFORE THE LAST PARAGRAPH UNDER THE HEADING "PORTFOLIO INCEPTION DATES AND COMPARATIVE BENCHMARKS":

  ALLIANCE HIGH YIELD: January 2, 1987; Merrill Lynch High Yield Master
  Index.

ON PAGES 16, 17 AND 18, REPLACE THE TABLES AND FOOTNOTES WITH THE FOLLOWING TABLES AND FOOTNOTES:

ANNUALIZED RATES OF RETURN FOR PERIODS ENDED DECEMBER 31, 1996:*

                                                                                             SINCE
                             1 YEAR   3 YEARS   5 YEARS   10 YEARS   15 YEARS   20 YEARS   INCEPTION
                            -------- --------- --------- ---------- ---------- ---------- -----------
ALLIANCE CONSERVATIVE
 INVESTORS                     3.99%     5.47%     6.08%       --         --         --        7.77%
 Lipper Income                 8.95      8.91      9.55        --         --         --        9.55
 Benchmark                     8.78     10.14      9.64        --         --         --       10.42
ALLIANCE GROWTH
 INVESTORS                    11.30     10.00      9.48        --         --         --       14.23
 Lipper Flexible Portfolio    12.51      9.26      9.30        --         --         --        9.99
 Benchmark                    16.94     15.84     13.02        --         --         --       12.73
ALLIANCE GROWTH &
 INCOME                       18.70     12.69        --        --         --         --       11.47
 Lipper Growth & Income       19.96     15.39        --        --         --         --       14.78
 Benchmark                    21.28     17.93        --        --         --         --       17.24
ALLIANCE COMMON STOCK         22.84     15.87     14.39     14.49      15.17      14.17%      13.90
  Lipper Growth               18.78     14.80     12.39     13.08      14.04      13.60       13.42
  Benchmark                   22.96     19.66     15.20     15.28      16.79      14.55       14.63
ALLIANCE GLOBAL               13.28     11.44     12.19        --         --         --       10.43
  Lipper Global               17.89      8.49     10.29        --         --         --        3.65
  Benchmark                   13.48     12.91     10.82        --         --         --        7.44
ALLIANCE INTERNATIONAL         8.54        --        --        --         --         --       10.90
  Lipper International        13.36        --        --        --         --         --       14.33
  Benchmark                    6.05        --        --        --         --         --        8.74
ALLIANCE AGGRESSIVE STOCK     20.79     14.33     10.55     17.24         --         --       18.79
  Lipper Small Company
    Growth                    16.55     12.70     17.53     16.29         --         --       16.47
  Benchmark                   17.85     14.14     14.80     14.29         --         --       13.98

                                       12

                                                                                             SINCE
                             1 YEAR   3 YEARS   5 YEARS   10 YEARS   15 YEARS   20 YEARS   INCEPTION
                            -------- --------- --------- ---------- ---------- ---------- -----------
ALLIANCE MONEY MARKET          4.11      3.82      3.12      4.68       5.85        --         6.05
  Lipper Money Market          3.82      3.60      2.93      4.52       5.72        --         5.89
  Benchmark                    5.25      5.07      4.37      5.67       6.72        --         6.97
ALLIANCE INTERMEDIATE
 GOVERNMENT
 SECURITIES                    2.57%     2.80%     4.38%       --         --        --         5.75%
  Lipper Gen. U.S.
    Government                 1.57      3.99      5.21        --         --        --         6.76
  Benchmark                    4.06      5.37      6.23        --         --        --         7.43
ALLIANCE HIGH YIELD           21.46     11.43     13.34        --         --        --        10.13
  Lipper High Yield           12.46      7.93     11.47        --         --        --         9.13
  Benchmark                   11.06      9.59     12.76        --         --        --        11.24

------------
See footnotes on next page.

CUMULATIVE RATES OF RETURN FOR PERIODS ENDED DECEMBER 31, 1996:*

                                                                                              SINCE
                             1 YEAR   3 YEARS   5 YEARS   10 YEARS   15 YEARS   20 YEARS    INCEPTION
                            -------- --------- --------- ---------- ---------- ----------- -----------
ALLIANCE CONSERVATIVE
 INVESTORS                     3.99%    17.34%    34.32%        --         --          --       72.02%
 Lipper Income                 8.95     29.47     58.37         --         --          --       94.21
 Benchmark                     8.78     33.60     58.40         --         --          --      105.23
ALLIANCE GROWTH
 INVESTORS                    11.30     33.11     57.28         --         --          --      162.18
 Lipper Flexible Portfolio    12.51     30.84     56.65         --         --          --      100.79
 Benchmark                    16.94     55.46     84.42         --         --          --      138.49
ALLIANCE GROWTH &
 INCOME                       18.70     43.09        --         --         --          --       42.30
 Lipper Growth & Income       19.96     53.82        --         --         --          --       56.73
 Benchmark                    21.28     63.99        --         --         --          --       67.75
ALLIANCE COMMON STOCK         22.84     55.58     95.88     287.01     731.70    1,314.86%   1,430.82
  Lipper Growth               18.78     51.65     80.51     243.70     627.03    1,185.21    1,298.19
  Benchmark                   22.96     71.34    102.85     314.34     925.25    1,416.26    1,655.74
ALLIANCE GLOBAL               13.28     38.40     77.77         --         --          --      152.69
  Lipper Global               17.89     28.45     63.87         --         --          --       39.73
  Benchmark                   13.48     43.95     67.12         --         --          --       95.62
ALLIANCE INTERNATIONAL         8.54        --        --         --         --          --       19.76
  Lipper International        13.36        --        --         --         --          --       26.53
  Benchmark                    6.05        --        --         --         --          --       15.78
ALLIANCE AGGRESSIVE STOCK     20.79     49.45     65.10     390.47         --          --      556.42
  Lipper Small Company
    Growth                    16.55     43.42    142.70     352.31         --          --      428.32
  Benchmark                   17.85     46.89     99.38     280.32         --          --      318.19
ALLIANCE MONEY MARKET          4.11     11.90     16.59      58.03     134.78          --      148.19
  Lipper Money Market          3.82     11.18     15.58      55.73     130.46          --      141.99
  Benchmark                    5.25     15.99     23.86      73.61     165.31          --      184.26
ALLIANCE INTERMEDIATE
 GOVERNMENT
 SECURITIES                    2.57      8.63     23.89         --         --          --       37.89
  Lipper Gen. U.S.
    Government                 1.57     12.45     28.92         --         --          --       45.71
  Benchmark                    4.06     16.98     35.30         --         --          --       51.07
ALLIANCE HIGH YIELD           21.46     38.37     87.00         --         --          --      162.38
  Lipper High Yield           12.46     25.77     72.39         --         --          --      142.30
  Benchmark                   11.06     31.63     82.29         --         --          --      190.43

------------
See footnotes on next page.

YEAR-BY-YEAR RATES OF RETURN*

                  1984      1985     1986     1987      1988    1989
                --------- -------- -------- --------- -------- -------
ALLIANCE
 CONSERVATIVE
 INVESTORS           --       --       --       --        --      2.79%
ALLIANCE GROWTH
 INVESTORS           --       --       --       --        --      3.53
ALLIANCE GROWTH
 & INCOME            --       --       --       --        --       --
ALLIANCE COMMON
 STOCK**           (3.09)%  31.91%   16.02%     6.21%   21.03%   24.16
ALLIANCE GLOBAL      --       --       --     (13.62)    9.61    25.29
ALLIANCE
 INTERNATIONAL        --       --       --        --       --       --
ALLIANCE
 AGGRESSIVE
 STOCK               --       --     33.83      6.06    (0.03)   41.86
ALLIANCE MONEY
 MARKET**           9.59     6.91     5.39      5.41     6.09     7.93
ALLIANCE
 INTERMEDIATE
 GOVERNMENT
 SECURITIES          --       --       --       --        --       --
ALLIANCE
 HIGH YIELD           --       --       --      3.49     8.48     3.93

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                  1990     1991     1992     1993     1994      1995    1996
                -------- -------- -------- -------- --------- -------- -------
ALLIANCE
 CONSERVATIVE
 INVESTORS         5.14%   18.51%    4.50%    9.54%    (5.20)%  19.02%    3.99%
ALLIANCE GROWTH
 INVESTORS         9.39    47.19     3.69    13.95     (4.27)   24.92    11.30
ALLIANCE GROWTH
 & INCOME           --       --       --     (0.55)    (1.72)   22.65    18.70
ALLIANCE COMMON
 STOCK**          (9.17)   36.30     2.03    23.39     (3.26)   30.93    22.84
ALLIANCE GLOBAL   (7.15)   29.06    (1.65)   30.60      4.02    17.45    13.28
ALLIANCE
 INTERNATIONAL       --       --       --       --        --    10.34     8.54
ALLIANCE
 AGGRESSIVE
 STOCK             6.92    84.73    (4.28)   15.41     (4.92)   30.13    20.79
ALLIANCE MONEY
 MARKET**          6.99     4.97     2.37     1.78      2.82     4.53     4.11
ALLIANCE
 INTERMEDIATE
 GOVERNMENT
 SECURITIES         --     11.30     4.38     9.27     (5.47)   12.03     2.57
ALLIANCE
 HIGH YIELD       (2.26)   23.03    11.02    21.74     (3.90)   18.54    21.46

------------
 *     Returns do not reflect the distribution fee, the withdrawal charge, the guaranteed minimum death benefit charge, the annual contract fee and any charge for tax such as premium taxes.
**     Prior to 1984 the Year-by-Year Rates of Return were:   1976    1977    1978    1979    1980    1981    1982    1983
                                                              ----    ----    ----    ----    ----    ----    ----    ----
        ALLIANCE COMMON STOCK                                 8.20% (10.28)%  6.99%  28.35%  48.39%  (6.94)% 16.22%  24.67%
        ALLIANCE MONEY MARKET                                   --      --      --      --      --    5.71   11.72    7.70%

On page 25, under the heading "Transfers Among Investment Options," delete the first bulleted paragraph.

ON PAGE 25, UNDER THE HEADING "DOLLAR COST AVERAGING"

  REPLACE THE FIRST SENTENCE IN THE FIRST PARAGRAPH WITH THE FOLLOWING
  SENTENCE:

  If you have at least $10,000 of Annuity Account Value in the Alliance Money Market Fund, you may choose to have a specified dollar amount or percentage of your Annuity Account Value transferred from the Alliance Money Market Fund to other Investment Funds on a monthly, quarterly, or annual basis.

  REPLACE THE SECOND AND THIRD SENTENCES IN THE SECOND PARAGRAPH WITH THE FOLLOWING SENTENCES:

  The minimum amount that may be transferred on each Transaction Date is $250. The maximum amount which may be transferred is equal to the Annuity Account Value in the Alliance Money Market Fund at the time the option is elected, divided by the number of transfers scheduled to made each Contract Year.

ON PAGE 29, INSERT THE FOLLOWING SECTION BEFORE THE "CASH VALUE" SECTION:

 GUARANTEED MINIMUM INCOME BENEFIT (GMIB)

  The GMIB provides a minimum amount of guaranteed lifetime income upon the application of the Annuity Account Value in the Investment Funds to purchase the Assured Payment Plan (Life Annuity with a Period Certain). The Assured Payment Plan provides payments during a period certain with payments continuing for life thereafter. On the Transaction Date, the amount of the periodic lifetime income to be purchased under the Assured Payment Plan will be based on the greater of (i) the Annuity Account Value in the

  Investment Funds and (ii) an amount equal to the GMDB (without regard to the seventh Contract Year reset) described above, reduced by any remaining withdrawal charges; each divided by "guaranteed maximum annuity purchase rates" under the Certificate. The guaranteed maximum annuity purchase rates are based on (i) interest at 2.5% if the GMIB is exercised within 30 days following a Contract Date anniversary in years 7 through 9 and at 3% if exercised within 30 days following the 10th or later Contract Date anniversary, and (ii) mortality based on the 1983 Individual Annuity Mortality Table "a" projected with modified Scale G. The mortality table used in determining such annuity purchase rates assumes that mortality will improve in the future and is more conservative than the basis underlying current annuity purchase rates. Your Annuity Account Value in the Investment Funds will depend on the performance of such Funds. The amount equal to the GMDB (as discussed above) does not have an Annuity Account Value or a Cash Value and is used solely for purposes of calculating the GMIB.

  If you have any Annuity Account Value in the Guaranteed Period Account under your Accumulator Certificate as of the Transaction Date that you exercise the GMIB, such Annuity Account Value will also be applied (at current annuity purchase rates) toward the purchase of payments under the Assured Payment Plan. Such Annuity Account Value will increase the payments provided by the GMIB. A market value adjustment may apply.

  When you exercise the GMIB, we automatically determine whether the application of your Annuity Account Value in the Investment Funds at current purchase rates under the Assured Payment Plan (with a period certain as specified below) would produce higher lifetime income, and if so, the higher income will be provided.

  In addition, you can elect any of our income annuity options at any time. See "Income Annuity Options" below.

  The GMIB applies only if your election of the Assured Payment Plan meets the following conditions:

         o The Assured Payment Plan is purchased within 30 days following the 7th or later Contract Date anniversary under your Accumulator Certificate; provided it is not purchased earlier than the Annuitant's age 60, nor later than the Annuitant's age 83.

         o The period certain you select is as indicated below, based on the Annuitant's issue age for the Assured Payment Plan Certificate and the type of payments selected;

             LEVEL PAYMENTS
             --------------
     ANNUITANT
     ISSUE AGE        PERIOD CERTAIN
     ---------        --------------
  60 through 80          10 years
  81 through 83     90 less issue age

         INCREASING PAYMENTS
         -------------------
     ANNUITANT
     ISSUE AGE       PERIOD CERTAIN
     ---------       --------------
  60 through 70         15 years
  71 through 75         12 years
  76 through 80         9 years
  81 through 83         6 years

         o Payments start one payment mode after the Contract Date of the Assured Payment Plan Certificate.

  Each year on your Contract Date anniversary, if you are eligible to exercise the GMIB, we will send you a notice of how much income could be provided under such option on the Contract Date anniversary. You may then notify us within 30 days following the Contract Date anniversary if you want to exercise the GMIB by submitting the proper form and returning your Accumulator Certificate. The income to be provided under the Assured Payment Plan Certificate will be determined on the Transaction Date that we receive your request and the Certificate and, therefore, may differ from the notice. It will be based on the GMIB as of such Transaction Date.

  The Assured Payment Plan (Life Annuity with a Period Certain) is offered through our Prospectus for the Assured Payment Plan, which may be obtained from your registered representative. You should read it carefully before you decide to purchase such Plan.

 GMIB Charge

  If you elect to have GMIB added to your Certificate, an additional 0.10% charge will be applied against the GMDB for providing the GMIB. The charge will be added as of the Processing Date following election of this benefit. The combined GMDB/GMIB charge will be 0.45% of the GMDB in effect on each Processing Date.

ON PAGE 31, UNDER THE HEADING, "DISTRIBUTION OF THE CERTIFICATES," REPLACE THE FOURTH AND FIFTH SENTENCES OF THE FIRST PARAGRAPH WITH THE FOLLOWING TWO
SENTENCES:

  EDI's principal business address is 1290 Avenue of the Americas, New York, New York 10104. EDI was paid a fee of $1,204,370 for 1996 and $126,914 for 1995 for its services under its "Distribution Agreement" with Equitable Life and the Separate Account.

ON PAGE 33, DELETE THE SECTION WITH THE HEADING "TRUST CHARGES TO
PORTFOLIOS," AND REPLACE WITH THE FOLLOWING SECTIONS:

  HR TRUST CHARGES TO PORTFOLIOS

  Investment advisory fees charged daily against HR Trust's assets, other direct operating expenses of HR Trust (such as trustees' fees, expenses of independent auditors and legal counsel, bank and custodian charges and liability insurance), and certain investment-related expenses of HR Trust (such as brokerage commissions and other expenses related to the purchase and sale of securities), are reflected in each Portfolio's daily share price. The maximum investment advisory fees paid annually by the Portfolios cannot be changed without a vote by shareholders. They are as follows:

                           AVERAGE DAILY NET ASSETS

                                           FIRST           NEXT          NEXT          NEXT
                                        $750 MILLION   $750 MILLION   $1 BILLION   $2.5 BILLION   THEREAFTER
                                       -------------- -------------- ------------ -------------- ------------
Alliance Conservative Investors .......     0.475%         0.425%        0.375%        0.350%        0.325%
Alliance Growth Investors..............     0.550%         0.500%        0.450%        0.425%        0.400%
Alliance Growth & Income...............     0.550%         0.525%        0.500%        0.480%        0.470%
Alliance Common Stock..................     0.475%         0.425%        0.375%        0.355%        0.345%*
Alliance Global........................     0.675%         0.600%        0.550%        0.530%        0.520%
Alliance International.................     0.900%         0.825%        0.800%        0.780%        0.770%
Alliance Aggressive Stock..............     0.625%         0.575%        0.525%        0.500%        0.475%
Alliance Small Cap Growth..............     0.900%         0.850%        0.825%        0.800%        0.775%
Alliance Money Market..................     0.350%         0.325%        0.300%        0.280%        0.270%
Alliance Intermediate Govt Securities       0.500%         0.475%        0.450%        0.430%        0.420%
Alliance High Yield....................     0.600%         0.575%        0.550%        0.530%        0.520%

------------
* On assets in excess of $10 billion, the management fee for the Alliance Common Stock Portfolio is reduced to 0.335% of average daily net assets.

  Investment advisory fees are established under HR Trust's investment advisory agreements between HR Trust and its investment adviser, Alliance. Fees and expenses are described more fully in the HR Trust prospectus.

  EQ TRUST CHARGES TO PORTFOLIOS

  Investment management fees charged daily against EQ Trust's assets, the 12b-1 fee, other direct operating expenses of EQ Trust (such as trustees' fees, expenses of independent auditors and legal counsel, administrative service fees, custodian fees, and liability insurance), and certain investment-related expenses of EQ Trust (such as brokerage commissions and other expenses related to the purchase and sale of securities), are reflected in each Portfolio's daily share price. The investment management fees paid annually by the Portfolios cannot be changed without a vote by shareholders. They are as follows:

                                          AVERAGE DAILY NET ASSETS
                                          ------------------------
   EQ/Putnam Balanced.....................           0.55%
   EQ/Putnam Growth and Income Value .....           0.55%
   MFS Emerging Growth Companies  ........           0.55%
   MFS Research...........................           0.55%
   Merrill Lynch Basic Value Equity ......           0.55%
   Merrill Lynch World Strategy...........           0.70%
   Morgan Stanley Emerging Markets
     Equity...............................           1.15%
   T. Rowe Price Equity Income............           0.55%
   T. Rowe Price International Stock .....           0.75%
   Warburg Pincus Small Company Value ....           0.65%

Investment management fees are established under EQ Trust's Investment Management Agreement between EQ Trust and its investment manager, EQ Financial. EQ Financial has entered into expense limitation agreements with EQ Trust, with respect to each Portfolio, pursuant to which EQ Financial has agreed to waive or limit its fees and total annual operating expenses (expressed as a percentage of the Portfolios' average daily net assets) to 0.85% each for the EQ/Putnam Growth & Income Value, MFS Research, Merrill Lynch Basic Value Equity, T. Rowe Price Equity, and MFS Emerging Growth Companies Portfolios; 0.90% for the EQ/Putnam Balanced Portfolio; 1.00% for Warburg Pincus Small Company Value Portfolio; 1.20% each for T. Rowe Price International Stock and Merrill Lynch World Strategy Portfolios; and 1.75% for Morgan Stanley Emerging Markets Equity Portfolio. See the prospectus for EQ Trust for more information.

The Rule 12b-1 Plan provides that EQ Trust, on behalf of each Portfolio, may pay annually up to 0.25% of the average daily net assets of a Portfolio attributable to its Class IB shares in respect of activities primarily intended to result in the sale of the Class IB shares. This fee will not be increased for the life of the Certificates. Fees and expenses are described more fully in the EQ trust prospectus.

ON PAGE 35, UNDER THE HEADING "TRUST VOTING RIGHTS"

REPLACE THE FIRST SENTENCE OF THE SECOND PARAGRAPH WITH THE FOLLOWING SENTENCE:

Because HR Trust is a Massachusetts business trust and EQ Trust is a Delaware business trust, annual meetings are not required.

ON PAGE 35, UNDER THE HEADING "VOTING RIGHTS OF OTHERS," REPLACE THE FIRST TWO SENTENCES OF THE PARAGRAPH WITH THE FOLLOWING SENTENCES:

Currently we control each trust. EQ Trust shares currently are sold only to our separate accounts. HR Trust shares are held by other separate accounts of ours and by separate accounts of insurance companies affiliated and unaffiliated with us.

ON PAGE 37, UNDER THE HEADING "FEDERAL AND STATE INCOME TAX WITHHOLDING," REPLACE THE FOURTH SENTENCE OF THE THIRD PARAGRAPH WITH THE FOLLOWING SENTENCE:

For 1997, a recipient of periodic payments (e.g., monthly or annual payments) which total less than a $14,400 taxable amount will generally be exempt from federal income tax withholding, unless the recipient specifies a different choice of withholding exemption.

INSERT THE FOLLOWING APPENDIX AFTER PAGE 46 "APPENDIX III:"

                          APPENDIX IV: GMIB EXAMPLES

         The GMIB is equal to:

             (A) the greater of

                (i)  the Annuity Account Value in the Investment Funds, and

                (ii) an amount equal to the GMDB (without regard to the seventh Contract Year reset), reduced by any remaining withdrawal charges;
                      divided by

             (B) the guaranteed maximum annuity purchase rates.

         The examples below assume a male age 60 has purchased an Accumulator Certificate with an initial contribution of $100,000 that is allocated 100% to the Investment Funds (excluding the Alliance Money Market and Alliance Intermediate Government Securities Funds). The GMDB (without regard to the seventh Contract Year reset) in the 10th Contract Year is $179,085 at 6% interest. Assuming hypothetical rates of return (after deduction of charges) in the Investment Funds of 0% in Example 1 and 8% in Example 2 during the 10 Contract Years, the GMIB in the 10th Contract Year (assuming level payments under the Assured Payment Plan) would be as follows:

                                                                  EXAMPLE 1   EXAMPLE 2
                                                                 ----------- -----------
(1)Hypothetical Rate of Return...................................     0%          8%
(2)Annuity Account Value as of the Contract Date ................  $100,000    $100,000
(3)The greater of (i) the GMDB (without regard to the seventh
   Contract Year reset) and (ii) the Annuity Account Value as of
   the 10th Contract Date anniversary ...........................  $179,085    $215,892
(4)Guaranteed Maximum Annuity Purchase Rates for level payments
   under the Assured Payment Plan ...............................   $14.73      $14.73
(5)GMIB as of 10th Contract Date anniversary ((3) / (4)) ........   $12,160     $14,659

         In Example 1, the GMDB (without regard to the seventh Contract Year reset) which is higher than the Annuity Account Value would provide a GMIB of $12,160. In Example 2, the Annuity Account Value, which at this point is higher than the GMDB (without regard to the seventh Contract Year reset), would provide a GMIB of $14,659.

         The rates of return discussed above are for illustrative purposes only and are not intended to represent an expected or guaranteed rate of return. Your investment results will vary. The level of GMIB under the Assured Payment Plan will also depend on the guaranteed maximum annuity purchase rates as of the Transaction Date and the type of payments selected. The examples assume no transfers or withdrawals, which would affect the GMDB and, thus, the GMIB.

-------------------------------------------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION
                               TABLE OF CONTENTS

-------------------------------------------------------------------------------

                                                                  PAGE
                                                                  ----
Part 1:     Accumulation Unit Values                                2

Part 2:     Annuity Unit Values                                     2

Part 3:     Custodian and Independent Accountants                   3

Part 4:     Alliance Money Market Fund and Alliance Intermediate    3
            Government Securities Fund Yield Information

Part 5:     Long-Term Market Trends                                 5

Part 6:     Financial Statements                                    7

                     HOW TO OBTAIN AN ACCUMULATOR STATEMENT OF ADDITIONAL INFORMATION FOR SEPARATE ACCOUNT NO. 45

                     Send this request form to:
                               Equitable Life
                               Income Management Group
                               P.O. Box 1547
                               Secaucus, NJ 07096-1547

                     Please send me an Accumulator SAI:
                     (Supplement dated May 1, 1997 to Accumulator Prospectus, dated May 1, 1996)

                     ---------------------------------------------------------
                     Name

                     ---------------------------------------------------------
                     Address

                     ---------------------------------------------------------
                     City                    State                    Zip

                                             Filed Pursuant to Rule 497(c)
                                             Registration File No.: 33-83750

                  INCOME MANAGER (SERVICE MARK) ROLLOVER IRA
                     STATEMENT OF ADDITIONAL INFORMATION

                                 MAY 1, 1997
-----------------------------------------------------------------------------

                           COMBINATION VARIABLE AND
                     FIXED DEFERRED ANNUITY CERTIFICATES
                              FUNDED THROUGH THE

                 INVESTMENT FUNDS OF SEPARATE ACCOUNT NO. 45

                                                  EQUITY SERIES
--------------------------------------------------------------------------------------------------------------------------
DOMESTIC EQUITY                      INTERNATIONAL EQUITY                           AGGRESSIVE EQUITY
 Alliance Common Stock                  Alliance Global                               Alliance Aggressive Stock
 Alliance Growth & Income               Alliance International                        Alliance Small Cap Growth
 EQ/Putnam Growth & Income Value        Morgan Stanley Emerging Markets Equity*       MFS Emerging Growth Companies
 MFS Research                           T. Rowe Price International Stock             Warburg Pincus Small Company Value
 Merrill Lynch Basic Value Equity
 T. Rowe Price Equity Income            *Available on or about September 2, 1997.
 -----------------------------------  ------------------------------------------------------------------------------------

       ASSET ALLOCATION SERIES                                        FIXED INCOME SERIES
--------------------------------------------------------------------------------------------------------------------
 Alliance Conservative Investors          AGGRESSIVE FIXED INCOME     DOMESTIC FIXED INCOME
 Alliance Growth Investors                    Alliance High Yield       Alliance Intermediate Government Securities
 EQ/Putnam Balanced                                                     Alliance Money Market
                                     --------------------------------  ----------------------------------------------
 Merrill Lynch World Strategy                      Alliance Equity Index Fund (Available only under APO Plus)
--------------------------------------------------------------------------------------------------------------------

                                  ISSUED BY:
          THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

           Home Office:        1290 Avenue of the Americas, New York, NY 10104
           Processing Office:  Post Office Box 1547, Secaucus, NJ 07096-1547

This statement of additional information (SAI) is not a prospectus. It should be read in conjunction with the Separate Account No. 45 prospectus for the Rollover IRA, dated May 1, 1997. Definitions of special terms used in the SAI are found in the prospectus.

   A copy of the prospectus is available free of charge by writing the Processing Office, by calling 1-800-789-7771, toll-free, or by contacting your Registered Representative.

                     STATEMENT OF ADDITIONAL INFORMATION
                              TABLE OF CONTENTS

                                                               PAGE
----------------------------------------------------------- --------
Part 1 Minimum Distribution Withdrawals                         2
----------------------------------------------------------- --------
Part 2 Accumulation Unit Values                                 2
----------------------------------------------------------- --------
Part 3 Annuity Unit Values                                      2
----------------------------------------------------------- --------
Part 4 Custodian and Independent Accountants                    3
----------------------------------------------------------- --------
Part 5 Alliance Money Market Fund and
       Alliance Intermediate Government
       Securities Fund  Yield Information        7              3
----------------------------------------------------------- --------
Part 6 Long-Term Market Trends                                  4
----------------------------------------------------------- --------
Part 7 Financial Statements                                     7
----------------------------------------------------------- --------


Copyright 1997 The Equitable Life Assurance Society of the United States, New
                            York, New York 10104.

All rights reserved. Income Manager is a service mark of The Equitable Life
                   Assurance Society of the United States.

PART 1 - MINIMUM DISTRIBUTION WITHDRAWALS

If you elect Minimum Distribution Withdrawals described in Part 4 of the prospectus, each year we calculate the Minimum Distribution Withdrawal amount by using the value of your IRA as of December 31 of the prior calendar year. We then calculate the minimum distribution amount based on the various choices you make. This calculation takes into account withdrawals made during the current calendar year but prior to the date we determine your Minimum Distribution Withdrawal amount, except that when Minimum Distribution Withdrawals are elected in the year in which you attain age 71 1/2, no adjustment will be made for any withdrawals made between January 1 and April 1 in satisfaction of the minimum distribution requirement for the prior year.

An election can also be made (1) to have us recalculate your life expectancy, or joint life expectancies, each year or (2) to have us determine your life expectancy, or joint life expectancies, once and then subtract one year, each year, from that amount. The joint life options are only available if the spouse is the beneficiary. However, if you first elect Minimum Distribution Withdrawals after April 1 of the year following the calendar year in which you attain age 70 1/2, option (1) will apply.

PART 2 - ACCUMULATION UNIT VALUES

Accumulation Unit Values are determined at the end of each Valuation Period for each of the Investment Funds. Other annuity contracts and certificates which may be offered by us will have their own accumulation unit values for the Investment Funds which may be different from those for the Rollover IRA.

The Accumulation Unit Value for an Investment Fund for any Valuation Period is equal to the Accumulation Unit Value for the preceding Valuation Period multiplied by the Net Investment Factor for that Investment Fund for that Valuation Period. The NET INVESTMENT FACTOR is (a) -c where:
                                                b

(a) is the value of the Investment Fund's shares of the corresponding Portfolio at the end of the Valuation Period before giving effect to any amounts allocated to or withdrawn from the Investment Fund for the Valuation Period. For this purpose, we use the share value reported to us by HR Trust or EQ Trust, as applicable.

(b) is the value of the Investment Fund's shares of the corresponding Portfolio at the end of the preceding Valuation Period (after any amounts allocated or withdrawn for that Valuation Period).

(c) is the daily Separate Account mortality and expense risk charge and administration charge relating to the Certificates, times the number of calendar days in the Valuation Period. These daily charges are at an effective annual rate not to exceed a total of 1.15%.

PART 3 - ANNUITY UNIT VALUES

The annuity unit value was fixed at $1.00 on May 1, 1997 for Certificates with assumed base rates of net investment return of both 5% and 3 1/2% a year. For each Valuation Period after that date, it is the annuity unit value for the immediately preceding Valuation Period multiplied by the adjusted Net Investment Factor under the Certificate. For each Valuation Period, the adjusted Net Investment Factor is equal to the Net Investment Factor reduced for each day in the Valuation Period by:

o .00013366 of the Net Investment Factor if the assumed base rate of net investment return is 5% a year; or

o .00009425 of the Net Investment Factor if the assumed base rate of net investment return is 3 1/2%.

Because of this adjustment, the annuity unit value rises and falls depending on whether the actual rate of net investment return (after deduction of charges) is higher or lower than the assumed base rate.

All Certificates have a 5% assumed base rate of net investment return, except in states where that rate is not permitted. Annuity payments under Certificates with an assumed base rate of 3 1/2% will at first be smaller than those under Certificates with a 5% assumed base rate. Payments under the 3 1/2% Certificates, however, will rise more rapidly when unit values are rising, and payments will fall more slowly when unit values are falling than those under 5% Certificates.

The amounts of variable annuity payments are determined as follows:

Payments normally start on the Business Day specified on your election form, or on such other future date as specified therein and are made on a monthly basis. The first three payments are of equal amounts. Each of the first three payments will be based on the amount specified in the Tables of Guaranteed Annuity Payments in the Certificate.

The first three payments depend on the assumed base rate of net investment return and the form of annuity chosen (and any fixed period). If the annuity involved a life contingency, the risk class and the age of the annuitants will affect payments.

The amount of the fourth and each later payment will vary according to the investment performance of the Investment Funds. Each monthly payment will be calculated by multiplying the number of annuity units credited by the average annuity unit value for the second calendar month immediately preceding the due date of the payment. The number of units is calculated by dividing the first monthly payment by the annuity unit value for the Valuation Period which includes the due date of the first monthly payment. The average annuity unit value is the average of the annuity unit values for the Valuation Periods ending in that month. Variable income annuities may also be available by separate prospectus through the Investment Funds of other separate accounts we offer.

Illustration of Changes in Annuity Unit Values. To show how we determine variable annuity payments from month to month, assume that the Annuity Account Value on an Annuity Commencement Date is enough to fund an annuity with a monthly payment of $363 and that the annuity unit value for the Valuation Period that includes the due date of the first annuity payment is $1.05. The number of annuity units credited under the contract would be
345.71 (363 divided by 1.05 = 345.71).

If the fourth monthly payment is due in March, and the average annuity unit value for January was $1.10, the annuity payment for March would be the number of units (345.71) times the average annuity unit value ($1.10), or $380.28. If the average annuity unit value was $1 in February, the annuity payment for April would be 345.71 times $1, or $345.71.

PART 4 - CUSTODIAN AND INDEPENDENT ACCOUNTANTS

Equitable Life is the custodian for shares of HR Trust and EQ Trust owned by the Separate Account.

The consolidated financial statements and consolidated financial statement schedules of Equitable Life at December 31, 1996 and 1995 and for each of the three years ended December 31, 1996 included in the SAI have been audited by Price Waterhouse LLP.

The consolidated financial statements and consolidated financial statement schedules of Equitable Life at December 31, 1996 and 1995 and for each of the three years ended December 31, 1996 included in this SAI have been so included in reliance on the reports of Price Waterhouse LLP, independent accountants, given on the authority of such firm as experts in accounting and auditing.

PART 5 - ALLIANCE MONEY
     MARKET FUND AND ALLIANCE
     INTERMEDIATE GOVERNMENT
     SECURITIES FUND YIELD INFORMATION

Alliance Money Market Fund

The Alliance Money Market Fund calculates yield information for seven-day periods. The seven-day current yield calculation is based on a hypothetical Certificate with one Accumulation Unit at the beginning of the period. To determine the seven-day rate of return, the net change in the Accumulation Unit Value is computed by subtracting the Accumulation Unit Value at the beginning of the period from an Accumulation Unit Value, exclusive of capital changes, at the end of the period.

Accumulation Unit Values reflect all other accrued expenses of the Alliance Money Market Fund but do not reflect the withdrawal charge, the Combined Guaranteed Minimum Death Benefit and Guaranteed Minimum Income Benefit Charge or any charges for applicable taxes such as state or local premium taxes. Under the Special Dollar Cost Averaging program, Accumulation Unit Values also do not reflect the mortality and expense risks charge and the administration charge.

The adjusted net change is divided by the Accumulation Unit Value at the beginning of the period to obtain the adjusted base period rate of return. This seven-day adjusted base period return is then multiplied by 365/7 to produce an annualized seven-day current yield figure carried to the nearest one-hundredth of one percent.

The effective yield is obtained by modifying the current yield to give effect to the compounding nature of the Alliance Money Market Fund's investments, as follows: the unannualized adjusted base period return is compounded by adding one to the adjusted base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result, i.e., effective yield = (base period return + 1 ) 365/7 -- 1. The Alliance Money Market Fund yields will fluctuate daily. Accordingly, yields for any given period are not necessarily representative of future results. In addition, the value of Accumulation Units of the Alliance Money Market Fund will fluctuate and not remain constant.

Alliance Intermediate Government Securities Fund

The Alliance Intermediate Government Securities Fund calculates yield information for 30-day periods. The 30-day current yield calculation is based on a hypothetical Certificate with one Accumulation Unit at the beginning of the period. To determine the 30-day rate of return, the net change in the Accumulation Unit Value is computed by subtracting the Accumulation Unit Value at the beginning of the period from an Accumulation Unit Value, exclusive of capital changes, at the end of the period.

Accumulation Unit Values reflect all other accrued expenses of the Alliance Intermediate Government Securities Fund but do not reflect the withdrawal charge, the Combined Guaranteed Minimum Death Benefit and Guaranteed Minimum Income Benefit Charge or any charges for applicable taxes such as state or local premium taxes.

The adjusted net change is divided by the Accumulation Unit Value at the beginning of the period to obtain the adjusted base period rate of return. This 30-day adjusted base period return is then multiplied by 365/30 to produce an annualized 30-day current yield figure carried to the nearest one-hundredth of one percent.

The effective yield is obtained by modifying the current yield to give effect to the compounding nature of the Alliance Intermediate Government Securities Fund's investments, as follows: the unannualized adjusted base period return is compounded by adding one to the adjusted base period return, raising the sum to a power equal to 365 divided by 30, and subtracting one from the result, i.e., effective yield = (base period return + 1) 365/30 -- 1. Alliance Intermediate Government Securities Fund yields will fluctuate daily. Accordingly, yields for any given period are not necessarily representative of future results. In addition, the value of Accumulation Units of the Alliance Intermediate Government Securities Fund will fluctuate and not remain constant.

Alliance Money Market Fund and Alliance Intermediate Government Securities Fund Yield Information

The Alliance Money Market Fund and Alliance Intermediate Government Securities Fund yields reflect charges that are not normally reflected in the yields of other investments and therefore may be lower when compared with yields of other investments. Alliance Money Market Fund and Alliance Intermediate Government Securities Fund yields should not be compared to the return on fixed rate investments which guarantee rates of interest for specified periods, such as the Guarantee Periods. Nor should the yield be compared to the yield of money market funds or government securities funds made available to the general public.

Because the Rollover IRA Certificates described in the prospectus are being offered for the first time in 1997, no yield information is presented.

PART 6 - LONG-TERM MARKET TRENDS

As a tool for understanding how different investment strategies may affect long-term results, it may be useful to consider the historical returns on different types of assets. The following charts present historical return trends for various types of securities. The information presented, while not directly related to the performance of the Investment Funds, helps to provide a perspective on the potential returns of different asset classes over different periods of time. By combining this information with knowledge of your own financial needs (e.g., the length of time until you retire, your financial requirements at retirement), you may be able to better determine how you wish to allocate contributions among the Investment Funds.

Historically, the long-term investment performance of common stocks has generally been superior to that of long-or short-term debt securities. For those investors who have many years until retirement, or whose primary focus is on long-term growth potential and protection against inflation, there may be advantages to allocating some or all of their Annuity Account Value to those Investment Funds that invest in stocks.


[THE FOLLOWING TABLE WAS REPRESENTED AS A STACKED
AREA GRAPH IN THE PROSPECTUS]


------------------------------------------
             S&P 500
             TOTAL       U.S.
             RETURN      INFLATION
------------------------------------------
             INDEX       VALUE
------------------------------------------
Dec 1956      1.07        1.03
Dec 1957      0.95        1.06
Dec 1958      1.36        1.08
Dec 1959      1.53        1.09
Dec 1960      1.53        1.11
Dec 1961      1.95        1.12
Dec 1962      1.78        1.13
Dec 1963      2.18        1.15
Dec 1964      2.54        1.16
Dec 1965      2.86        1.19
Dec 1966      2.57        1.23
Dec 1967      3.18        1.26
Dec 1968      3.34        1.32
Dec 1969      3.24        1.40
Dec 1970      3.37        1.48
Dec 1971      3.85        1.53
Dec 1972      4.58        1.58
Dec 1973      3.91        1.72
Dec 1974      2.87        1.83
Dec 1975      3.94        2.07
Dec 1976      4.88        2.17
Dec 1977      4.53        2.31
Dec 1978      4.83        2.52
Dec 1979      5.72        2.86
Dec 1980      7.57        3.21
Dec 1981      7.20        3.50
Dec 1982      8.74        3.64
Dec 1983     10.71        3.77
Dec 1984     11.38        3.92
Dec 1985     15.04        4.07
Dec 1986     17.81        4.12
Dec 1987     18.75        4.30
Dec 1988     21.90        4.49
Dec 1989     28.79        4.70
Dec 1990     27.88        4.99
Dec 1991     36.40        5.14
Dec 1992     39.19        5.29
Dec 1993     43.10        5.43
Dec 1994     43.67        5.58
Dec 1995     60.01        5.72
Dec 1996     73.86        5.92

------------------------------------------
[END OF GRAPHICALLY REPRESENTED DATA]

[BLACK] Common Stock   [WHITE] Inflation


Source: Ibbotson Associates, Inc. See discussion and information preceding and following chart on next page.

Over shorter periods of time, however, common stocks tend to be subject to more dramatic changes in value than fixed income (debt) securities. Investors who are nearing retirement age, or who have a need to limit short-term risk, may find it preferable to allocate a smaller percentage of their Annuity Account Value to those Investment Funds that invest in common stocks. The following graph illustrates the monthly fluctuations in value of $1 based on monthly returns of the Standard & Poor's 500 during 1990, a year that represents more typical volatility than 1996.

                   Growth of $1 Invested on January 1, 1990
                   (Values are as of the last business day)

[THE FOLLOWING TABLE WAS REPRESENTED AS A SCATTER
GRAPH IN THE PROSPECTUS]

------------------------------------------
                                S&P 500
                U.S. IT         TOTAL
                GVT TR          RETURN
------------------------------------------
                INDEX           INDEX
------------------------------------------
Jan 1990        0.99            0.93
Feb 1990        0.99            0.94
Mar 1990        0.99            0.97
Apr 1990        0.98            0.95
May 1990        1.01            1.04
Jun 1990        1.02            1.03
Jul 1990        1.04            1.03
Aug 1990        1.03            0.93
Sep 1990        1.04            0.89
Oct 1990        1.06            0.89
Nov 1990        1.08            0.94
Dec 1990        1.10            0.97

  Common Stock  Intermediate-Term Govt. Bonds

[END OF GRAPHICALLY REPRESENTED DATA]

Source: Ibbotson Associates, Inc. See discussion and information preceding and following chart.

The following chart illustrates average annual rates of return over selected time periods between December 31, 1926 and December 31, 1996 for different types of securities: common stocks, long-term government bonds, long-term corporate bonds, intermediate-term govern-ment bonds and U.S. Treasury Bills. For comparison purposes, the Consumer Price Index is shown as a measure of inflation. The average annual returns shown in the chart reflect capital appreciation and assume the reinvestment of dividends and interest. No investment management fees or expenses, and no charges typically associated with deferred annuity products, are reflected.

The information presented is merely a summary of past experience for unmanaged groups of securities and is neither an estimate nor guarantee of future performance. Any invest ment in securities, whether equity or debt, involves varying degrees of potential risk, in addition to offering varying degrees of potential reward.

The rates of return illustrated do not represent returns of the Separate Account. In addition, there is no assurance that the performance of the Investment Funds will correspond to rates of return such as those illustrated in the chart.

For a comparative illustration of performance results of the Investment Funds (which reflect the trusts and Separate Account charges), see "Part 9:
Investment Performance" in the prospectus.

                                MARKET TRENDS:
                     ILLUSTRATIVE ANNUAL RATES OF RETURN

                                                       LONG-TERM   INTERMEDIATE-
  FOR THE FOLLOWING PERIODS     COMMON    LONG-TERM    CORPORATE       TERM        U.S. TREASURY    CONSUMER
        ENDING 12/31/96         STOCKS   GOVT. BONDS     BONDS      GOVT. BONDS        BILLS       PRICE INDEX
----------------------------- -------- ------------- ----------- --------------- --------------- -------------
1 Year                          23.07%      (0.93)%      1.40%         2.10%           5.21%          3.58%
3 Years                         19.66        6.36        6.72          4.19            4.90           2.93
5 Years                         15.20        8.98        8.52          6.17            4.22           2.89
10 Years                        15.28        9.39        9.48          7.77            5.46           3.70
20 Years                        14.55        9.54        9.71          9.14            7.28           5.15
30 Years                        11.85        7.75        8.24          8.27            6.73           5.39
40 Years                        11.18        6.51        6.99          7.08            5.80           4.47
50 Years                        12.59        5.33        5.76          5.89            4.89           4.08
60 Years                        11.19        5.06        5.38          5.32            4.10           4.13
Since 12/31/26                  10.71        5.08        5.64          5.21            3.74           3.12
Inflation adjusted since 1926    7.36        1.90        2.44          2.02            0.60             --

SOURCE: Ibbotson, Roger G., and Rex A. Sinquefield, Stocks, Bonds, Bills, and Inflation (SBBI), 1982, updated in Stocks, Bonds, Bills and Inflation 1997 Yearbook(Trademark), Ibbotson Associates, Inc., Chicago. All rights reserved.

COMMON STOCKS (S&P 500)--Standard and Poor's Composite Index, an unmanaged weighted index of the stock performance of 500 industrial, transportation, utility and financial companies.

LONG-TERM GOVERNMENT BONDS--Measured using a one-bond portfolio constructed each year containing a bond with approximately a twenty year maturity and a reasonably current coupon.

LONG-TERM CORPORATE BONDS--For the period 1969-1996, represented by the Salomon Brothers Long-term, High-Grade Corporate Bond Index; for the period 1946-1968, the Salomon Brothers Index was backdated using Salomon Brothers monthly yield data and a methodology similar to that used by Salomon Brothers for 1969-1996; for the period 1927-1945, the Standard and Poor's monthly High-Grade Corporate Composite yield data were used, assuming a 4 percent coupon and a twenty year maturity.

INTERMEDIATE-TERM GOVERNMENT BONDS--Measured by a one-bond portfolio constructed each year containing a bond with approximately a five year maturity.

U. S. TREASURY BILLS--Measured by rolling over each month a one-bill portfolio containing, at the beginning of each month, the bill having the shortest maturity not less than one month.

INFLATION--Measured by the Consumer Price Index for all Urban Consumers (CPI-U), not seasonally adjusted.

PART 7 - FINANCIAL STATEMENTS

The consolidated financial statements of The Equitable Life Assurance Society of the United States included herein should be considered only as bearing upon the ability of Equitable Life to meet its obligations under the Certificates.

There are no financial statements for the Separate Account investing in Class IB shares of HR Trust and EQ Trust as the Separate Account did not invest in such shares prior to the date of the prospectus and SAI.

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Shareholder of The Equitable Life Assurance Society of the United States

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of earnings, of shareholder's equity and of cash flows present fairly, in all material respects, the financial position of The Equitable Life Assurance Society of the United States and its subsidiaries ("Equitable Life") at December 31, 1996 and 1995, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1996, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Equitable Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

As discussed in Note 2 to the consolidated financial statements, Equitable Life changed its methods of accounting for long-duration participating life insurance contracts and long-lived assets in 1996, for loan impairments in 1995 and for postemployment benefits in 1994.


Price Waterhouse LLP
New York, New York
February 10, 1997
                                      F-1

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 1996 AND 1995

                                                                        1996                 1995
                                                                  -----------------    -----------------
                                                                              (IN MILLIONS)
ASSETS
Investments:
  Fixed maturities:
    Available for sale, at estimated fair value.................   $    18,077.0        $    15,899.9
  Mortgage loans on real estate.................................         3,133.0              3,638.3
  Equity real estate............................................         3,297.5              3,916.2
  Policy loans..................................................         2,196.1              1,976.4
  Investment in and loans to affiliates.........................           685.0                636.6
  Other equity investments......................................           597.3                621.1
  Other invested assets.........................................           288.7                706.1
                                                                  -----------------    -----------------
      Total investments.........................................        28,274.6             27,394.6
Cash and cash equivalents.......................................           538.8                774.7
Deferred policy acquisition costs...............................         3,104.9              3,075.8
Amounts due from discontinued GIC Segment.......................           996.2              2,097.1
Other assets....................................................         2,552.2              2,718.1
Closed Block assets.............................................         8,495.0              8,582.1
Separate Accounts assets........................................        29,646.1             24,566.6
                                                                  -----------------    -----------------
TOTAL ASSETS....................................................   $    73,607.8        $    69,209.0
                                                                  =================    =================

LIABILITIES
Policyholders' account balances.................................   $    21,865.6        $    21,911.2
Future policy benefits and other policyholders' liabilities.....         4,416.6              4,007.3
Short-term and long-term debt...................................         1,766.9              1,899.3
Other liabilities...............................................         2,785.1              3,380.7
Closed Block liabilities........................................         9,091.3              9,221.4
Separate Accounts liabilities...................................        29,598.3             24,531.0
                                                                  -----------------    -----------------
      Total liabilities.........................................        69,523.8             64,950.9
                                                                  -----------------    -----------------

Commitments and contingencies (Notes 10, 12, 13, 14 and 15)

SHAREHOLDER'S EQUITY
Common stock, $1.25 par value 2.0 million shares
  authorized, issued and outstanding............................             2.5                  2.5
Capital in excess of par value..................................         3,105.8              3,105.8
Retained earnings...............................................           798.7                788.4
Net unrealized investment gains.................................           189.9                396.5
Minimum pension liability.......................................           (12.9)               (35.1)
                                                                  -----------------    -----------------
      Total shareholder's equity................................         4,084.0              4,258.1
                                                                  -----------------    -----------------

TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY......................   $    73,607.8        $    69,209.0
                                                                  =================    =================

                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                       CONSOLIDATED STATEMENTS OF EARNINGS
                  YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                                                                1996               1995               1994
                                                          -----------------  -----------------  -----------------
                                                                              (IN MILLIONS)
REVENUES
Universal life and investment-type product policy fee
  income................................................   $      874.0       $       788.2      $       715.0
Premiums................................................          597.6               606.8              625.6
Net investment income...................................        2,175.9             2,088.2            1,998.6
Investment (losses) gains, net..........................           (9.8)                5.3               91.8
Commissions, fees and other income......................        1,081.8               897.1              847.4
Contribution from the Closed Block......................          125.0               143.2              137.0
                                                          -----------------  -----------------  -----------------

      Total revenues....................................        4,844.5             4,528.8            4,415.4
                                                          -----------------  -----------------  -----------------

BENEFITS AND OTHER DEDUCTIONS
Interest credited to policyholders' account balances....        1,270.2             1,248.3            1,201.3
Policyholders' benefits.................................        1,317.7             1,008.6              914.9
Other operating costs and expenses......................        2,048.0             1,775.8            1,857.7
                                                          -----------------  -----------------  -----------------

      Total benefits and other deductions...............        4,635.9             4,032.7            3,973.9
                                                          -----------------  -----------------  -----------------

Earnings from continuing operations before Federal
  income taxes, minority interest and cumulative
  effect of accounting change...........................          208.6               496.1              441.5
Federal income taxes....................................            9.7               120.5              100.2
Minority interest in net income of consolidated
  subsidiaries..........................................           81.7                62.8               50.4
                                                          -----------------  -----------------  -----------------
Earnings from continuing operations before
  cumulative effect of accounting change................          117.2               312.8              290.9
Discontinued operations, net of Federal income taxes....          (83.8)                -                  -
Cumulative effect of accounting change, net of Federal
  income taxes..........................................          (23.1)                -                (27.1)
                                                          -----------------  -----------------  -----------------

Net Earnings............................................   $       10.3       $       312.8      $       263.8
                                                          =================  =================  =================


                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                 CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY
                  YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                                                                      1996               1995               1994
                                                                -----------------  -----------------  -----------------
                                                                                    (IN MILLIONS)

Common stock, at par value, beginning and end of year.........   $        2.5       $         2.5      $         2.5
                                                                -----------------  -----------------  -----------------

Capital in excess of par value, beginning of year as
  previously reported.........................................        2,913.6             2,913.6            2,613.6
Cumulative effect on prior years of retroactive restatement
  for accounting change.......................................          192.2               192.2              192.2
                                                                -----------------  -----------------  -----------------
Capital in excess of par value, beginning of year as restated.        3,105.8             3,105.8            2,805.8
Additional capital in excess of par value.....................            -                   -                300.0
                                                                -----------------  -----------------  -----------------
Capital in excess of par value, end of year...................        3,105.8             3,105.8            3,105.8
                                                                -----------------  -----------------  -----------------

Retained earnings, beginning of year as previously reported...          781.6               484.0              217.6
Cumulative effect on prior years of retroactive restatement
  for accounting change.......................................            6.8                (8.4)              (5.8)
                                                                -----------------  -----------------  -----------------
Retained earnings, beginning of year as restated..............          788.4               475.6              211.8
Net earnings..................................................           10.3               312.8              263.8
                                                                -----------------  -----------------  -----------------
Retained earnings, end of year................................          798.7               788.4              475.6
                                                                -----------------  -----------------  -----------------

Net unrealized investment gains (losses), beginning of year
  as previously reported......................................          338.2              (203.0)             131.9
Cumulative effect on prior years of retroactive restatement
  for accounting change.......................................           58.3               (17.5)              12.7
                                                                -----------------  -----------------  -----------------
Net unrealized investment gains (losses), beginning of
  year as restated............................................          396.5              (220.5)             144.6
Change in unrealized investment (losses) gains................         (206.6)              617.0             (365.1)
                                                                -----------------  -----------------  -----------------
Net unrealized investment gains (losses), end of year.........          189.9               396.5             (220.5)
                                                                -----------------  -----------------  -----------------

Minimum pension liability, beginning of year..................          (35.1)               (2.7)             (15.0)
Change in minimum pension liability...........................           22.2               (32.4)              12.3
                                                                -----------------  -----------------  -----------------
Minimum pension liability, end of year........................          (12.9)              (35.1)              (2.7)
                                                                -----------------  -----------------  -----------------

TOTAL SHAREHOLDER'S EQUITY, END OF YEAR.......................   $    4,084.0       $     4,258.1      $     3,360.7
                                                                =================  =================  =================


                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                                                                      1996               1995               1994
                                                                -----------------  -----------------  -----------------
                                                                                    (IN MILLIONS)

Net earnings..................................................   $       10.3       $       312.8      $       263.8
Adjustments to reconcile net earnings to net cash
  provided by operating activities:
  Interest credited to policyholders' account balances........        1,270.2             1,248.3            1,201.3
  Universal life and investment-type policy fee income........         (874.0)             (788.2)            (715.0)
  Investment losses (gains)...................................            9.8                (5.3)             (91.8)
  Change in Federal income taxes payable......................         (197.1)              221.6               38.3
  Other, net..................................................          364.4               127.3              (19.4)
                                                                -----------------  -----------------  -----------------

Net cash provided by operating activities.....................          583.6             1,116.5              677.2
                                                                -----------------  -----------------  -----------------

Cash flows from investing activities:
  Maturities and repayments...................................        2,275.1             1,897.4            2,323.8
  Sales.......................................................        8,964.3             8,867.1            5,816.6
  Return of capital from joint ventures and limited
    partnerships..............................................           78.4                65.2               39.0
  Purchases...................................................      (12,559.6)          (11,675.5)          (7,564.7)
  Decrease (increase) in loans to discontinued GIC Segment....        1,017.0             1,226.9              (40.0)
  Other, net..................................................           56.7              (624.7)            (478.1)
                                                                -----------------  -----------------  -----------------

Net cash (used) provided by investing activities..............         (168.1)             (243.6)              96.6
                                                                -----------------  -----------------  -----------------

Cash flows from financing activities:
  Policyholders' account balances:
    Deposits..................................................        1,925.4             2,586.5            2,082.5
    Withdrawals...............................................       (2,385.2)           (2,657.1)          (2,864.4)
  Net decrease in short-term financings.......................            (.3)              (16.4)            (173.0)
  Additions to long-term debt.................................            -                 599.7               51.8
  Repayments of long-term debt................................         (124.8)              (40.7)            (199.8)
  Proceeds from issuance of Alliance units....................            -                   -                100.0
  Payment of obligation to fund accumulated deficit of
    discontinued GIC Segment..................................            -              (1,215.4)               -
  Capital contribution from the Holding Company...............            -                   -                300.0
  Other, net..................................................          (66.5)              (48.4)              26.5
                                                                -----------------  -----------------  -----------------

Net cash (used) by financing activities.......................         (651.4)             (791.8)            (676.4)
                                                                -----------------  -----------------  -----------------

Change in cash and cash equivalents...........................         (235.9)               81.1               97.4
Cash and cash equivalents, beginning of year..................          774.7               693.6              596.2
                                                                -----------------  -----------------  -----------------

Cash and Cash Equivalents, End of Year........................   $      538.8       $       774.7      $       693.6
                                                                =================  =================  =================

Supplemental cash flow information
  Interest Paid...............................................   $      109.9       $        89.6      $        34.9
                                                                =================  =================  =================
  Income Taxes (Refunded) Paid................................   $      (10.0)      $       (82.7)     $        49.2
                                                                =================  =================  =================


                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


 1)     ORGANIZATION

        The Equitable Life Assurance Society of the United States ("Equitable Life") converted to a stock life insurance company on July 22, 1992 and became a wholly owned subsidiary of The Equitable Companies Incorporated (the "Holding Company"). Equitable Life's insurance business is conducted principally by Equitable Life and its wholly owned life insurance subsidiary, Equitable Variable Life Insurance Company ("EVLICO"). Effective January 1, 1997, EVLICO was merged into Equitable Life, which will continue to conduct the Company's insurance business. Equitable Life's investment management business, which comprises the Investment Services segment, is conducted principally by Alliance Capital Management L.P. ("Alliance"), Equitable Real Estate Investment Management, Inc. ("EREIM") and Donaldson, Lufkin & Jenrette, Inc. ("DLJ"), an investment banking and brokerage affiliate. AXA-UAP ("AXA"), a French holding company for an international group of insurance and related financial services companies, is the Holding Company's largest shareholder, owning approximately 60.8% at December 31, 1996 (63.6% assuming conversion of Series E Convertible Preferred Stock held by AXA and 54.4% if all securities convertible into, and options on, common stock were to be converted or exercised).

 2)     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        Basis of Presentation and Principles of Consolidation
        -----------------------------------------------------

        The accompanying consolidated financial statements are prepared in conformity with generally accepted accounting principles ("GAAP").

        The accompanying consolidated financial statements include the accounts of Equitable Life and its wholly owned life insurance subsidiaries (collectively, the "Insurance Group"); non-insurance subsidiaries, principally Alliance, an investment advisory subsidiary, and EREIM, a real estate investment management subsidiary; and those partnerships and joint ventures in which Equitable Life or its subsidiaries has control and a majority economic interest (collectively, including its consolidated subsidiaries, the "Company"). The Company's investment in DLJ is reported on the equity basis of accounting. Closed Block assets and liabilities and results of operations are presented in the consolidated financial statements as single line items (see Note 6). Unless specifically stated, all disclosures contained herein supporting the consolidated financial statements exclude the Closed Block related amounts.

        The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

        All significant intercompany transactions and balances have been eliminated in consolidation other than intercompany transactions and balances with the Closed Block and the discontinued Guaranteed Interest Contract ("GIC") Segment (see Note 7).

        The years "1996," "1995" and "1994" refer to the years ended December 31, 1996, 1995 and 1994, respectively.

        Certain reclassifications have been made in the amounts presented for prior periods to conform these periods with the 1996 presentation.

        Closed Block
        ------------

        As of July 22, 1992, Equitable Life established the Closed Block for the benefit of certain classes of individual participating policies for which Equitable Life had a dividend scale payable in 1991 and which were in force on that date. Assets were allocated to the Closed Block in an amount which, together with anticipated revenues from policies included in the Closed Block, was reasonably expected to be sufficient to support such business, including provision for payment of claims, certain expenses and taxes, and for continuation of dividend scales payable in 1991, assuming the experience underlying such scales continues.

        Assets allocated to the Closed Block inure solely to the benefit of the holders of policies included in the Closed Block and will not revert to the benefit of the Holding Company. The plan of demutualization prohibits the reallocation, transfer, borrowing or lending of assets between the Closed Block and other portions of Equitable Life's General Account, any of its Separate Accounts or to any affiliate of Equitable Life without the approval of the New York Superintendent of Insurance (the "Superintendent"). Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account. The excess of Closed Block liabilities over Closed Block assets represents the expected future post-tax contribution from the Closed Block which would be recognized in income over the period the policies and contracts in the Closed Block remain in force.

        Discontinued Operations
        -----------------------

        In 1991, the Company's management adopted a plan to discontinue the business operations of the GIC Segment, consisting of the Group Non-Participating Wind-Up Annuities ("Wind-Up Annuities") and Guaranteed Interest Contract ("GIC") lines of business. The Company established a pre-tax provision for the estimated future losses of the GIC line of business and a premium deficiency reserve for the Wind-Up Annuities. Subsequent losses incurred have been charged to the two loss provisions. Management reviews the adequacy of the allowance and reserve each quarter. During the fourth quarter 1996 review, management determined it was necessary to increase the allowance for expected future losses of the GIC Segment. Management believes the loss provisions for GIC contracts and Wind-Up Annuities at December 31, 1996 are adequate to provide for all future losses; however, the determination of loss provisions continues to involve numerous estimates and subjective judgments regarding the expected performance of discontinued operations investment assets. There can be no assurance the losses provided for will not differ from the losses ultimately realized (See Note 7).

        Accounting Changes
        ------------------

        In 1996, the Company changed its method of accounting for long-duration participating life insurance contracts, primarily within the Closed Block, in accordance with the provisions prescribed by Statement of Financial Accounting Standards ("SFAS") No. 120, "Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long-Duration Participating Contracts". The effect of this change, including the impact on the Closed Block, was to increase earnings from continuing operations before cumulative effect of accounting change by $19.2 million, net of Federal income taxes of $10.3 million for 1996. The financial statements for 1995 and 1994 have been retroactively restated for the change which resulted in an increase (decrease) in earnings before cumulative effect of accounting change of $15.2 million, net of Federal income taxes of $8.2 million, and $(2.6) million, net of Federal income tax benefit of $1.0 million, respectively. Shareholder's equity increased $199.1 million as of January 1, 1994 for the effect of retroactive application of the new method. (See "Deferred Policy Acquisition Costs," "Policyholders' Account Balances and Future Policy Benefits" and Note 6.)

        The Company implemented SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of," as of January 1, 1996. The statement requires long-lived assets and certain identifiable intangibles be reviewed for impairment whenever events or changes in circumstances indicate the carrying value of such assets may not be recoverable. Effective with SFAS No. 121's adoption, impaired real estate is written down to fair value with the impairment loss being included in investment gains (losses), net. Before implementing SFAS No. 121, valuation allowances on real estate held for the production of income were computed using the forecasted cash flows of the respective properties discounted at a rate equal to the Company's cost of funds. The adoption of the statement resulted in the release of valuation allowances of $152.4 million and recognition of impairment losses of $144.0 million on real estate held and used. Real estate which management has committed to disposing of by sale or abandonment is classified as real estate to be disposed of. Valuation allowances on real estate to be disposed of continue to be computed using the lower of estimated fair value or depreciated cost, net of disposition costs. Implementation of the SFAS No. 121 impairment requirements relative to other assets to be disposed of resulted in a charge for the cumulative effect of an accounting change of $23.1 million, net of a Federal income tax benefit of $12.4 million, due to the writedown to fair value of building improvements relating to facilities being vacated beginning in 1996.

        In the first quarter of 1995, the Company adopted SFAS No. 114, "Accounting by Creditors for Impairment of a Loan". This statement applies to all loans, including loans restructured in a troubled debt restructuring involving a modification of terms. This statement addresses the accounting for impairment of a loan by specifying how allowances for credit losses should be determined. Impaired loans within the scope of this statement are measured based on the present value of expected future cash flows discounted at the loan's effective interest rate, at the loan's observable market price or the fair value of the collateral if the loan is collateral dependent. The Company provides for impairment of loans through an allowance for possible losses. The adoption of this statement did not have a material effect on the level of these allowances or on the Company's consolidated statements of earnings and shareholder's equity.

        Beginning coincident with issuance of SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities," implementation guidance in November 1995, the Financial Accounting Standards Board ("FASB") permitted companies a one-time opportunity, through December 31, 1995, to reassess the appropriateness of the classification of all securities held at that time. On December 1, 1995, the Company transferred $4,794.9 million of securities classified as held to maturity to the available for sale portfolio. As a result, consolidated shareholder's equity increased by $149.4 million, net of deferred policy acquisition costs ("DAC"), amounts attributable to participating group annuity contracts and deferred Federal income taxes.

        In the fourth quarter of 1994 (effective as of January 1, 1994), the Company adopted SFAS No. 112, "Employers' Accounting for Postemployment Benefits," which required employers to recognize the obligation to provide postemployment benefits. Implementation of this statement resulted in a charge for the cumulative effect of accounting change of $27.1 million, net of a Federal income tax benefit of $14.6 million.

        New Accounting Pronouncements
        -----------------------------

        The FASB issued SFAS No. 123, "Accounting for Stock-Based Compensation," which permits entities to recognize as expense over the vesting period the fair value of all stock-based awards on the date of grant or, alternatively, to continue to apply the provisions of Accounting Principles Board ("APB") Opinion No. 25, "Accounting for Stock Issued to Employees," and related interpretations. Companies which elect to continue to apply APB Opinion No. 25 must provide pro forma net income disclosures for employee stock option grants made in 1995 and future years as if the fair-value-based method defined in SFAS No. 123 had been applied. The Company accounts for stock option plans sponsored by the Holding Company, DLJ and Alliance in accordance with the provisions of APB Opinion No. 25 (see Note 21).

        In June 1996, the FASB issued SFAS No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities". SFAS No. 125 specifies the accounting and reporting requirements for transfers of financial assets, the recognition and measurement of servicing assets and liabilities and extinguishments of liabilities. SFAS No. 125 is effective for transactions occurring after December 31, 1996 and is to be applied prospectively. In December 1996, the FASB issued SFAS No. 127, "Deferral of the Effective Date of Certain Provisions of FASB Statement No. 125," which defers for one year the effective date of provisions relating to secured borrowings and collateral and transfers of financial assets that are part of repurchase agreements, dollar-roll, securities lending and similar transactions. Management has not yet determined the effect of implementing SFAS No. 125.

        Valuation of Investments
        ------------------------

        Fixed maturities identified as available for sale are reported at estimated fair value. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary.

        Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. Effective with the adoption of SFAS No. 114 on January 1, 1995, the valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or the collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the measurement method used is collateral value. Prior to the adoption of SFAS No. 114, the valuation allowances were based on losses expected by management to be realized on transfers of mortgage loans to real estate (upon foreclosure or in-substance foreclosure), on the disposition or settlement of mortgage loans and on mortgage loans management believed may not be collectible in full. In establishing valuation allowances, management previously considered, among other things the estimated fair value of the underlying collateral.

        Real estate, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at estimated fair value. Impaired real estate is written down to fair value with the impairment loss being included in investment gains (losses) net. Valuation allowances on real estate available for sale are computed using the lower of current estimated fair value or depreciated cost, net of disposition costs. Prior to the adoption of SFAS No. 121, valuation allowances on real estate held for the production of income were computed using the forecasted cash flows of the respective properties discounted at a rate equal to the Company's cost of funds.

        Policy loans are stated at unpaid principal balances.

        Partnerships and joint venture interests in which the Company does not have control and a majority economic interest are reported on the equity basis of accounting and are included either with equity real estate or other equity investments, as appropriate.

        Common stocks are carried at estimated fair value and are included in other equity investments.

        Short-term investments are stated at amortized cost which approximates fair value and are included with other invested assets.

        Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

        All securities are recorded in the consolidated financial statements on a trade date basis.

        Investment Results and Unrealized Investment Gains (Losses)
        -----------------------------------------------------------

        Net investment income and realized investment gains and losses (collectively, "investment results") related to certain participating group annuity contracts which are passed through to the contractholders are reflected as interest credited to policyholders' account balances.

        Realized investment gains and losses are determined by specific identification and are presented as a component of revenue. Valuation allowances are netted against the asset categories to which they apply and changes in the valuation allowances are included in investment gains or losses.

        Unrealized investment gains and losses on fixed maturities available for sale and equity securities held by the Company are accounted for as a separate component of shareholder's equity, net of related deferred Federal income taxes, amounts attributable to the discontinued GIC Segment, participating group annuity contracts, and DAC related to universal life and investment-type products and participating traditional life contracts.

        Recognition of Insurance Income and Related Expenses
        ----------------------------------------------------

        Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

        Premiums from participating and non-participating traditional life and annuity policies with life contingencies generally are recognized as income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

        For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as income when due with any excess profit deferred and recognized in income in a constant relationship to insurance in force or, for annuities, the amount of expected future benefit payments.

        Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

        Deferred Policy Acquisition Costs
        ---------------------------------

        The costs of acquiring new business, principally commissions, underwriting, agency and policy issue expenses, all of which vary with and are primarily related to the production of new business, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

        For universal life products and investment-type products, DAC is amortized over the expected total life of the contract group (periods ranging from 15 to 35 years and 5 to 17 years, respectively) as a constant percentage of estimated gross profits arising principally from investment results, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. The effect on the amortization of DAC of revisions to estimated gross profits is reflected in earnings in the period such estimated gross profits are revised. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to unrealized gains (losses) in consolidated shareholder's equity as of the balance sheet date.

        For participating traditional life policies (substantially all of which are in the Closed Block), DAC is amortized over the expected total life of the contract group (40 years) as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. At December 31, 1996, the expected investment yield ranged from 7.30% grading to 7.68% over 13 years. Estimated gross margin includes anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. Deviations of actual results from estimated experience are reflected in earnings in the period such deviations occur. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to unrealized gains (losses) in consolidated shareholder's equity as of the balance sheet date.

        For non-participating traditional life and annuity policies with life contingencies, DAC is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy.

        For individual health benefit insurance, DAC is amortized over the expected average life of the contracts (10 years for major medical policies and 20 years for disability income ("DI") products) in proportion to anticipated premium revenue at time of issue. In the fourth quarter of 1996, the DAC related to DI contracts issued prior to July 1993 was written off.

        Policyholders' Account Balances and Future Policy Benefits
        ----------------------------------------------------------

        Policyholders' account balances for universal life and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

        For participating traditional life policies, future policy benefit liabilities are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to gross margins over the life of the contract.

        For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Insurance Group's experience which, together with interest and expense assumptions, include a margin for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC is written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.25% to 11.5% for life insurance liabilities and from 2.25% to 13.5% for annuity liabilities.

        During the fourth quarter of 1996, a loss recognition study on participating group annuity contracts and conversion annuities ("Pension Par") was completed which included management's revised estimate of assumptions, including expected mortality and future investment returns. The study's results prompted management to establish a premium deficiency reserve which decreased earnings from continuing operations and net earnings by $47.5 million ($73.0 million pre-tax).

        Individual health benefit liabilities for active lives are estimated using the net level premium method, and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest.

        During the fourth quarter of 1996, the Company completed a loss recognition study of the DI business which incorporated management's revised estimates of future experience with regard to morbidity, investment returns, claims and administration expenses and other factors. The study indicated DAC was not recoverable and the reserves were not sufficient. Earnings from continuing operations and net earnings decreased by $208.0 million ($320.0 million pre-tax) as a result of strengthening DI reserves by $175.0 million and writing off unamortized DAC of $145.0 million. The determination of DI reserves requires making assumptions and estimates relating to a variety of factors, including morbidity and interest rates, claims experience and lapse rates based on then known facts and circumstances. Such factors as claim incidence and termination rates can be affected by changes in the economic, legal and regulatory environments and work ethic. While management believes its DI reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

        Claim reserves and associated liabilities for individual disability income and major medical policies were $711.8 million and $639.6 million at December 31, 1996 and 1995, respectively (excluding $175.0 million of reserve strengthening in 1996). Incurred benefits (benefits paid plus changes in claim reserves) and benefits paid for individual DI and major medical policies (excluding $175.0 million of reserve strengthening in 1996) are summarized as follows:

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Incurred benefits related to current year..........  $       189.0       $      176.0       $      188.6
        Incurred benefits related to prior years...........           69.1               67.8               28.7
                                                            -----------------   ----------------   -----------------
        Total Incurred Benefits............................  $       258.1       $      243.8       $      217.3
                                                            =================   ================   =================
        Benefits paid related to current year..............  $        32.6       $       37.0       $       43.7
        Benefits paid related to prior years...............          153.3              137.8              132.3
                                                            -----------------   ----------------   -----------------
        Total Benefits Paid................................  $       185.9       $      174.8       $      176.0
                                                            =================   ================   =================

        Policyholders' Dividends
        ------------------------

        The amount of policyholders' dividends to be paid (including those on policies included in the Closed Block) is determined annually by Equitable Life's Board of Directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by Equitable Life.

        Equitable Life is subject to limitations on the amount of statutory profits which can be retained with respect to certain classes of individual participating policies that were in force on July 22, 1992 which are not included in the Closed Block and with respect to participating policies issued subsequent to July 22, 1992. Excess statutory profits, if any, will be distributed over time to such policyholders and will not be available to Equitable Life's shareholder. Earnings in excess of limitations, if any, would be accrued as policyholders' dividends.

        At December 31, 1996, participating policies, including those in the Closed Block, represent approximately 24.2% ($52.3 billion) of directly written life insurance in force, net of amounts ceded.

        Federal Income Taxes
        --------------------

        The Company files a consolidated Federal income tax return with the Holding Company and its non-life insurance subsidiaries. Current Federal income taxes were charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities were recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

        Separate Accounts
        -----------------

        Separate Accounts are established in conformity with the New York State Insurance Law and generally are not chargeable with liabilities that arise from any other business of the Insurance Group. Separate Accounts assets are subject to General Account claims only to the extent the value of such assets exceeds the Separate Accounts liabilities.

        Assets and liabilities of the Separate Accounts, representing net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders, and for which the Insurance Group does not bear the investment risk, are shown as separate captions in the consolidated balance sheets. The Insurance Group bears the investment risk on assets held in one Separate Account, therefore, such assets are carried on the same basis as similar assets held in the General Account portfolio. Assets held in the other Separate Accounts are carried at quoted market values or, where quoted values are not available, at estimated fair values as determined by the Insurance Group.

        The investment results of Separate Accounts on which the Insurance Group does not bear the investment risk are reflected directly in Separate Accounts liabilities. For 1996, 1995 and 1994, investment results of such Separate Accounts were $2,970.6 million, $1,963.2 million and $665.2 million, respectively.

        Deposits to Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all Separate Accounts are included in revenues.

 3)     INVESTMENTS

        The following tables provide additional information relating to fixed maturities and equity securities:

                                                                        GROSS               GROSS
                                                   AMORTIZED          UNREALIZED         UNREALIZED         ESTIMATED
                                                      COST              GAINS              LOSSES           FAIR VALUE
                                                -----------------  -----------------   ----------------   ---------------
                                                                             (IN MILLIONS)
        DECEMBER 31, 1996
        -----------------
        Fixed Maturities:
          Available for Sale:
            Corporate..........................  $    13,645.2      $       451.5       $      121.0       $   13,975.7
            Mortgage-backed....................        2,015.9               11.2               20.3            2,006.8
            U.S. Treasury securities and
              U.S. government and
              agency securities................        1,539.4               39.2               19.3            1,559.3
            States and political subdivisions..           77.0                4.5                -                 81.5
            Foreign governments................          302.6               18.0                2.2              318.4
            Redeemable preferred stock.........          139.1                3.3                7.1              135.3
                                                -----------------  -----------------   ----------------   ---------------
        Total Available for Sale...............  $    17,719.2      $       527.7       $      169.9       $   18,077.0
                                                =================  =================   ================   ===============
        Equity Securities:
          Common stock.........................  $        98.7      $        49.3       $       17.7       $      130.3
                                                =================  =================   ================   ===============

        December 31, 1995
        -----------------
        Fixed Maturities:
          Available for Sale:
            Corporate..........................  $    10,910.7      $       617.6       $      118.1       $   11,410.2
            Mortgage-backed....................        1,838.0               31.2                1.2            1,868.0
            U.S. Treasury securities and
              U.S. government and
              agency securities................        2,257.0               77.8                4.1            2,330.7
            States and political subdivisions..           45.7                5.2                -                 50.9
            Foreign governments................          124.5               11.0                 .2              135.3
            Redeemable preferred stock.........          108.1                5.3                8.6              104.8
                                                -----------------  -----------------   ----------------   ---------------
        Total Available for Sale...............  $    15,284.0      $       748.1       $      132.2       $   15,899.9
                                                =================  =================   ================   ===============
        Equity Securities:
          Common stock.........................  $        97.3      $        49.1       $       18.0       $      128.4
                                                =================  =================   ================   ===============

        For publicly traded fixed maturities and equity securities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable market value, the Company has determined an estimated fair value using a discounted cash flow approach, including provisions for credit risk, generally based upon the assumption such securities will be held to maturity. Estimated fair value for equity securities, substantially all of which do not have a readily ascertainable market value, has been determined by the Company. Such estimated fair values do not necessarily represent the values for which these securities could have been sold at the dates of the consolidated balance sheets. At December 31, 1996 and 1995, securities without a readily ascertainable market value having an amortized cost of $3,915.7 million and $3,748.9 million, respectively, had estimated fair values of $4,024.6 million and $3,981.8 million, respectively.

        The contractual maturity of bonds at December 31, 1996 is shown below:

                                                   AVAILABLE FOR SALE
                                           ------------------------------------
                                              AMORTIZED          ESTIMATED
                                                COST             FAIR VALUE
                                           ----------------   -----------------
                                                      (IN MILLIONS)

        Due in one year or less...........  $      539.6       $      542.5
        Due in years two through five.....       2,776.2            2,804.0
        Due in years six through ten......       6,044.7            6,158.1
        Due after ten years...............       6,203.7            6,430.3
        Mortgage-backed securities........       2,015.9            2,006.8
                                           ----------------   -----------------
        Total.............................  $   17,580.1       $   17,941.7
                                           ================   =================

        Bonds not due at a single maturity date have been included in the above table in the year of final maturity. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

        The Insurance Group's fixed maturity investment portfolio includes corporate high yield securities consisting of public high yield bonds, redeemable preferred stocks and directly negotiated debt in leveraged buyout transactions. The Insurance Group seeks to minimize the higher than normal credit risks associated with such securities by monitoring the total investments in any single issuer or total investment in a particular industry group. Certain of these corporate high yield securities are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa or National Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 1996, approximately 14.20% of the $17,563.7 million aggregate amortized cost of bonds held by the Insurance Group were considered to be other than investment grade.

        In addition to its holdings of corporate high yield securities, the Insurance Group is an equity investor in limited partnership interests which primarily invest in securities considered to be other than investment grade.

        The Company has restructured or modified the terms of certain fixed maturity investments. The fixed maturity portfolio includes amortized costs of $5.5 million and $15.9 million at December 31, 1996 and 1995, respectively, of such restructured securities. These amounts include fixed maturities which are in default as to principal and/or interest payments, are to be restructured pursuant to commenced negotiations or where the borrowers went into bankruptcy subsequent to acquisition (collectively, "problem fixed maturities") of $2.2 million and $1.6 million as of December 31, 1996 and 1995, respectively. Gross interest income that would have been recorded in accordance with the original terms of restructured fixed maturities amounted to $1.4 million, $3.0 million and $7.5 million in 1996, 1995 and 1994, respectively. Gross interest income on these fixed maturities included in net investment income aggregated $1.3 million, $2.9 million and $6.8 million in 1996, 1995 and 1994, respectively.

        Investment valuation allowances and changes thereto are shown below:

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Balances, beginning of year........................  $       325.3       $      284.9       $      355.6
        SFAS No. 121 release...............................         (152.4)               -                  -
        Additions charged to income........................          125.0              136.0               51.0
        Deductions for writedowns and
          asset dispositions...............................         (160.8)             (95.6)            (121.7)
                                                            -----------------   ----------------   -----------------
        Balances, End of Year..............................  $       137.1       $      325.3       $      284.9
                                                            =================   ================   =================
        Balances, end of year comprise:
          Mortgage loans on real estate....................  $        50.4       $       65.5       $       64.2
          Equity real estate...............................           86.7              259.8              220.7
                                                            -----------------   ----------------   -----------------
        Total..............................................  $       137.1       $      325.3       $      284.9
                                                            =================   ================   =================

        At December 31, 1996, the carrying values of investments held for the production of income which were non-income producing for the twelve months preceding the consolidated balance sheet date were $25.0 million of fixed maturities and $2.6 million of mortgage loans on real estate.

        At December 31, 1996 and 1995, mortgage loans on real estate with scheduled payments 60 days (90 days for agricultural mortgages) or more past due or in foreclosure (collectively, "problem mortgage loans on real estate") had an amortized cost of $12.4 million (0.4% of total mortgage loans on real estate) and $87.7 million (2.4% of total mortgage loans on real estate), respectively.

        The payment terms of mortgage loans on real estate may from time to time be restructured or modified. The investment in restructured mortgage loans on real estate, based on amortized cost, amounted to $388.3 million and $531.5 million at December 31, 1996 and 1995, respectively. These amounts include $1.0 million and $3.8 million of problem mortgage loans on real estate at December 31, 1996 and 1995, respectively. Gross interest income on restructured mortgage loans on real estate that would have been recorded in accordance with the original terms of such loans amounted to $35.5 million, $52.1 million and $44.9 million in 1996, 1995 and 1994, respectively. Gross interest income on these loans included in net investment income aggregated $28.2 million, $37.4 million and $32.8 million in 1996, 1995 and 1994, respectively.

        Impaired mortgage loans (as defined under SFAS No. 114) along with the related provision for losses were as follows:

                                                                                         DECEMBER 31,
                                                                            ----------------------------------------
                                                                                   1996                 1995
                                                                            -------------------  -------------------
                                                                                         (IN MILLIONS)

        Impaired mortgage loans with provision for losses..................  $        340.0       $        310.1
        Impaired mortgage loans with no provision for losses...............           122.3                160.8
                                                                            -------------------  -------------------
        Recorded investment in impaired mortgage loans.....................           462.3                470.9
        Provision for losses...............................................            46.4                 62.7
                                                                            -------------------  -------------------
        Net Impaired Mortgage Loans........................................  $        415.9       $        408.2
                                                                            ===================  ===================

        Impaired mortgage loans with no provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

        During 1996 and 1995, respectively, the Company's average recorded investment in impaired mortgage loans was $552.1 million and $429.0 million. Interest income recognized on these impaired mortgage loans totaled $38.8 million and $27.9 million for 1996 and 1995, respectively, including $17.9 million and $13.4 million recognized on a cash basis.

        The Insurance Group's investment in equity real estate is through direct ownership and through investments in real estate joint ventures. At December 31, 1996 and 1995, the carrying value of equity real estate available for sale amounted to $345.6 million and $255.5 million, respectively. For 1996, 1995 and 1994, respectively, real estate of $58.7 million, $35.3 million and $189.8 million was acquired in satisfaction of debt. At December 31, 1996 and 1995, the Company owned $771.7 million and $862.7 million, respectively, of real estate acquired in satisfaction of debt.

        Depreciation of real estate is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years. Accumulated depreciation on real estate was $587.5 million and $662.4 million at December 31, 1996 and 1995, respectively. Depreciation expense on real estate totaled $91.8 million, $121.7 million and $117.0 million for 1996, 1995 and 1994, respectively. As a result of the implementation of SFAS No. 121, during 1996 no depreciation expense has been recorded on real estate available for sale.

 4)     JOINT VENTURES AND PARTNERSHIPS

        Summarized combined financial information of real estate joint ventures (34 and 38 individual ventures as of December 31, 1996 and 1995, respectively) and of limited partnership interests accounted for under the equity method, in which the Company has an investment of $10.0 million or greater and an equity interest of 10% or greater is as follows:

                                                                                           DECEMBER 31,
                                                                                ------------------------------------
                                                                                     1996                1995
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)
        FINANCIAL POSITION
        Investments in real estate, at depreciated cost........................  $    1,883.7       $    2,684.1
        Investments in securities, generally at estimated fair value...........       2,430.6            2,459.8
        Cash and cash equivalents..............................................          98.0              489.1
        Other assets...........................................................         427.0              270.8
                                                                                ----------------   -----------------
        Total assets...........................................................       4,839.3            5,903.8
                                                                                ----------------   -----------------
        Borrowed funds - third party...........................................       1,574.3            1,782.3
        Borrowed funds - the Company...........................................         137.9              220.5
        Other liabilities......................................................         415.8              593.9
                                                                                ----------------   -----------------
        Total liabilities......................................................       2,128.0            2,596.7
                                                                                ----------------   -----------------

        Partners' Capital......................................................  $    2,711.3       $    3,307.1
                                                                                ================   =================

        Equity in partners' capital included above.............................  $      806.8       $      902.2
        Equity in limited partnership interests not included above.............         201.8              212.8
        Other..................................................................           9.8                8.9
                                                                                ----------------   -----------------
        Carrying Value.........................................................  $    1,018.4       $    1,123.9
                                                                                ================   =================

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        STATEMENTS OF EARNINGS
        Revenues of real estate joint ventures.............  $       348.9       $      463.5       $      537.7
        Revenues of other limited partnership interests....          386.1              242.3              103.4
        Interest expense - third party.....................         (111.0)            (135.3)            (114.9)
        Interest expense - the Company.....................          (30.0)             (41.0)             (36.9)
        Other expenses.....................................         (282.5)            (397.7)            (430.9)
                                                            -----------------   ----------------   -----------------
        Net Earnings.......................................  $       311.5       $      131.8       $       58.4
                                                            =================   ================   =================
        Equity in net earnings included above..............  $        73.9       $       49.1       $       18.9
        Equity in net earnings of limited partnerships
          interests not included above.....................           35.8               44.8               25.3
        Other..............................................             .9                1.0                1.8
                                                            -----------------   ----------------   -----------------
        Total Equity in Net Earnings.......................  $       110.6       $       94.9       $       46.0
                                                            =================   ================   =================

 5)     NET INVESTMENT INCOME AND INVESTMENT GAINS (LOSSES)

        The sources of net investment income are summarized as follows:

                                                   1996               1995                1994
                                             -----------------   ----------------   -----------------
                                                                  (IN MILLIONS)

        Fixed maturities....................  $     1,307.4       $    1,151.1       $    1,036.5
        Mortgage loans on real estate.......          303.0              329.0              385.7
        Equity real estate..................          442.4              560.4              561.8
        Other equity investments............           94.3               76.9               36.1
        Policy loans........................          160.3              144.4              122.7
        Other investment income.............          217.4              273.0              322.4
                                             -----------------   ----------------   -----------------

          Gross investment income...........        2,524.8            2,534.8            2,465.2
                                             -----------------   ----------------   -----------------

          Investment expenses...............          348.9              446.6              466.6
                                             -----------------   ----------------   -----------------

        Net Investment Income...............  $     2,175.9       $    2,088.2       $    1,998.6
                                             =================   ================   =================

        Investment gains (losses), net, including changes in the valuation allowances, are summarized as follows:

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Fixed maturities...................................  $        60.5       $      119.9       $      (14.3)
        Mortgage loans on real estate......................          (27.3)             (40.2)             (43.1)
        Equity real estate.................................          (79.7)             (86.6)              20.6
        Other equity investments...........................           18.9               12.8               75.9
        Issuance and sales of Alliance Units...............           20.6                -                 52.4
        Other..............................................           (2.8)               (.6)                .3
                                                            -----------------   ----------------   -----------------
        Investment (Losses) Gains, Net.....................  $        (9.8)      $        5.3       $       91.8
                                                            =================   ================   =================

        Writedowns of fixed maturities amounted to $29.9 million, $46.7 million and $30.8 million for 1996, 1995 and 1994, respectively, and writedowns of equity real estate subsequent to the adoption of SFAS No. 121 amounted to $23.7 million for the year ended December 31, 1996.

        For 1996, 1995 and 1994, respectively, proceeds received on sales of fixed maturities classified as available for sale amounted to $8,353.5 million, $8,206.0 million and $5,253.9 million. Gross gains of $154.2 million, $211.4 million and $65.2 million and gross losses of $92.7 million, $64.2 million and $50.8 million, respectively, were realized on these sales. The change in unrealized investment (losses) gains related to fixed maturities classified as available for sale for 1996, 1995 and 1994 amounted to $(258.0) million, $1,077.2 million and $(742.2) million, respectively.

        During each of 1995 and 1994, one security classified as held to maturity was sold. During the eleven months ended November 30, 1995 and the year ended December 31, 1994, respectively, twelve and six securities so classified were transferred to the available for sale portfolio. All actions were taken as a result of a significant deterioration in creditworthiness. The aggregate amortized costs of the securities sold were $1.0 million and $19.9 million with a related investment gain of $-0- million and $.8 million recognized in 1995 and 1994, respectively; the aggregate amortized cost of the securities transferred was $116.0 million and $42.8 million with gross unrealized investment losses of $3.2 million and $3.1 million charged to consolidated shareholder's equity for the eleven months ended November 30, 1995 and the year ended December 31,

        1994, respectively. On December 1, 1995, the Company transferred $4,794.9 million of securities classified as held to maturity to the available for sale portfolio. As a result, unrealized gains on fixed maturities increased $395.6 million, offset by DAC of $126.5 million, amounts attributable to participating group annuity contracts of $39.2 million and deferred Federal income taxes of $80.5 million.

        For 1996, 1995 and 1994, investment results passed through to certain participating group annuity contracts as interest credited to policyholders' account balances amounted to $136.7 million, $131.2 million and $175.8 million, respectively.

        In 1996, Alliance acquired the business of Cursitor-Eaton Asset Management Company and Cursitor Holdings Limited (collectively, "Cursitor") for approximately $159.0 million. The purchase price consisted of $94.3 million in cash, 1.8 million of Alliance's publicly traded units ("Alliance Units"), 6% notes aggregating $21.5 million payable ratably over four years, and substantial additional consideration which will be determined at a later date. The excess of the purchase price, including acquisition costs and minority interest, over the fair value of Cursitor's net assets acquired resulted in the recognition of intangible assets consisting of costs assigned to contracts acquired and goodwill of approximately $122.8 million and $38.3 million, respectively, which are being amortized over the estimated useful lives of 20 years. The Company recognized an investment gain of $20.6 million as a result of the issuance of Alliance Units in this transaction. At December 31, 1996, the Company's ownership of Alliance Units was approximately 57.3%.

        In 1994, Alliance sold 4.96 million newly issued Alliance Units to third parties at prevailing market prices. The Company continues to hold its 1% general partnership interest in Alliance. The Company recognized an investment gain of $52.4 million as a result of these transactions.

        Net unrealized investment gains (losses), included in the consolidated balance sheets as a component of equity and the changes for the corresponding years, are summarized as follows:

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Balance, beginning of year as restated.............  $       396.5       $     (220.5)      $      144.6
        Changes in unrealized investment (losses) gains....         (297.6)           1,198.9             (856.7)
        Changes in unrealized investment losses
          (gains) attributable to:
            Participating group annuity contracts..........            -                (78.1)              40.8
            DAC............................................           42.3             (216.8)             273.6
            Deferred Federal income taxes..................           48.7             (287.0)             177.2
                                                            -----------------   ----------------   -----------------
        Balance, End of Year...............................  $       189.9       $      396.5       $     (220.5)
                                                            =================   ================   =================
        Balance, end of year comprises:
          Unrealized investment gains (losses) on:
            Fixed maturities...............................  $       357.8       $      615.9       $     (461.3)
            Other equity investments.......................           31.6               31.1                7.7
            Other, principally Closed Block................           53.1               93.1               (5.1)
                                                            -----------------   ----------------   -----------------
              Total........................................          442.5              740.1             (458.7)
          Amounts of unrealized investment (gains)
            losses attributable to:
              Participating group annuity contracts........          (72.2)             (72.2)               5.9
              DAC..........................................          (52.0)             (94.3)             122.4
              Deferred Federal income taxes................         (128.4)            (177.1)             109.9
                                                            -----------------   ----------------   -----------------
        Total..............................................  $       189.9       $      396.5       $     (220.5)
                                                            =================   ================   =================

 6)     CLOSED BLOCK

        Summarized financial information of the Closed Block follows:

                                                                                     DECEMBER 31,
                                                                         --------------------------------------
                                                                               1996                 1995
                                                                         -----------------    -----------------
                                                                                     (IN MILLIONS)
        Assets
        Fixed Maturities:
          Available for sale, at estimated fair value (amortized cost,
            $3,820.7 and $3,662.8)......................................  $    3,889.5         $    3,896.2
        Mortgage loans on real estate...................................       1,380.7              1,368.8
        Policy loans....................................................       1,765.9              1,797.2
        Cash and other invested assets..................................         336.1                440.9
        DAC.............................................................         876.5                792.6
        Other assets....................................................         246.3                286.4
                                                                         -----------------    -----------------
        Total Assets....................................................  $    8,495.0         $    8,582.1
                                                                         =================    =================

        Liabilities
        Future policy benefits and policyholders' account balances......  $    8,999.7         $    8,923.5
        Other liabilities...............................................          91.6                297.9
                                                                         -----------------    -----------------
        Total Liabilities...............................................  $    9,091.3         $    9,221.4
                                                                         =================    =================

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Revenues
        Premiums and other revenue.........................  $       724.8       $      753.4       $      798.1
        Investment income (net of investment
          expenses of $27.3, $26.7 and $19.0)..............          546.6              538.9              523.0
        Investment losses, net.............................           (5.5)             (20.2)             (24.0)
                                                            -----------------   ----------------   -----------------
              Total revenues...............................        1,265.9            1,272.1            1,297.1
                                                            -----------------   ----------------   -----------------
        Benefits and Other Deductions
        Policyholders' benefits and dividends..............        1,106.3            1,077.6            1,121.6
        Other operating costs and expenses.................           34.6               51.3               38.5
                                                            -----------------   ----------------   -----------------
              Total benefits and other deductions..........        1,140.9            1,128.9            1,160.1
                                                            -----------------   ----------------   -----------------
        Contribution from the Closed Block.................  $       125.0       $      143.2       $      137.0
                                                            =================   ================   =================

        In the fourth quarter of 1996, the Company adopted SFAS No. 120, which prescribes the accounting for individual participating life insurance contracts, most of which are included in the Closed Block. The implementation of SFAS No. 120 resulted in an increase (decrease) in the contribution from the Closed Block of $27.5 million, $18.8 million and $(14.0) million in 1996, 1995 and 1994, respectively.

        The fixed maturity portfolio, based on amortized cost, includes $.4 million and $4.3 million at December 31, 1996 and 1995, respectively, of restructured securities which includes problem fixed maturities of $.3 million and $1.9 million, respectively.

        During the eleven months ended November 30, 1995, one security classified as held to maturity was sold and ten securities classified as held to maturity were transferred to the available for sale portfolio. All actions resulted from significant deterioration in creditworthiness. The amortized cost of the security sold was $4.2 million. The aggregate amortized cost of the securities transferred was $81.3 million with gross unrealized investment losses of $.1 million transferred to equity. At December 1, 1995, $1,750.7 million of securities classified as held to maturity were transferred to the available for sale portfolio. As a result, unrealized gains of $88.5 million on fixed maturities were recognized, offset by DAC amortization of $52.6 million.

        At December 31, 1996 and 1995, problem mortgage loans on real estate had an amortized cost of $4.3 million and $36.5 million, respectively, and mortgage loans on real estate for which the payment terms have been restructured had an amortized cost of $114.2 million and $137.7 million, respectively. At December 31, 1996 and 1995, the restructured mortgage loans on real estate amount included $.7 million and $8.8 million, respectively, of problem mortgage loans on real estate.

        Impaired mortgage loans (as defined under SFAS No. 114) along with the related provision for losses were as follows:

                                                                              DECEMBER 31,
                                                                   ------------------------------------
                                                                        1996                1995
                                                                   ----------------   -----------------
                                                                              (IN MILLIONS)

        Impaired mortgage loans with provision for losses.........  $       128.1      $       106.8
        Impaired mortgage loans with no provision for losses......             .6               10.1
                                                                   ----------------   -----------------
        Recorded investment in impaired mortgages.................          128.7              116.9
        Provision for losses......................................           12.9               17.9
                                                                   ----------------   -----------------
        Net Impaired Mortgage Loans...............................  $       115.8      $        99.0
                                                                   ================   =================

        During 1996 and 1995, respectively, the Closed Block's average recorded investment in impaired mortgage loans was $153.8 million and $146.9 million, respectively. Interest income recognized on these impaired mortgage loans totaled $10.9 million and $5.9 million for 1996 and 1995, respectively, including $4.7 million and $1.3 million recognized on a cash basis.

        Valuation allowances amounted to $13.8 million and $18.4 million on mortgage loans on real estate and $3.7 million and $4.3 million on equity real estate at December 31, 1996 and 1995, respectively. Writedowns of fixed maturities amounted to $12.8 million, $16.8 million and $15.9 million for 1996, 1995 and 1994, respectively. As of January 1, 1996, the adoption of SFAS No. 121 resulted in the recognition of impairment losses of $5.6 million on real estate held and used.

        Many expenses related to Closed Block operations are charged to operations outside of the Closed Block; accordingly, the contribution from the Closed Block does not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

 7)     DISCONTINUED OPERATIONS

        Summarized financial information of the GIC Segment follows:

                                                             DECEMBER 31,
                                                 --------------------------------------
                                                       1996                 1995
                                                 -----------------    -----------------
                                                             (IN MILLIONS)
        Assets
        Mortgage loans on real estate...........  $    1,111.1         $    1,485.8
        Equity real estate......................         925.6              1,122.1
        Other invested assets...................         474.0                665.2
        Other assets............................         226.1                579.3
                                                 -----------------    -----------------
        Total Assets............................  $    2,736.8         $    3,852.4
                                                 =================    =================

        Liabilities
        Policyholders' liabilities..............  $    1,335.9         $    1,399.8
        Allowance for future losses.............         262.0                164.2
        Amounts due to continuing operations....         996.2              2,097.1
        Other liabilities.......................         142.7                191.3
                                                 -----------------    -----------------
        Total Liabilities.......................  $    2,736.8         $    3,852.4
                                                 =================    =================

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Revenues
        Investment income (net of investment expenses
          of $127.5, $153.1 and $183.3)....................  $       245.4       $      323.6       $      394.3
        Investment (losses) gains, net.....................          (18.9)             (22.9)              26.8
        Policy fees, premiums and other income.............             .2                 .7                 .4
                                                            -----------------   ----------------   -----------------
        Total revenues.....................................          226.7              301.4              421.5
        Benefits and other deductions......................          250.4              326.5              443.2
        Losses charged to allowance for future losses......          (23.7)             (25.1)             (21.7)
                                                            -----------------   ----------------   -----------------
        Pre-tax loss from operations.......................            -                  -                  -
        Pre-tax loss from strengthening of the
          allowance for future losses......................         (129.0)               -                  -
        Federal income tax benefit.........................           45.2                -                  -
                                                            -----------------   ----------------   -----------------
        Loss from Discontinued Operations..................  $       (83.8)      $        -         $        -
                                                            =================   ================   =================

        In 1991, management adopted a plan to discontinue the business operations of the GIC Segment consisting of group non-participating Wind-Up Annuities and the GIC lines of business. The loss allowance and premium deficiency reserve of $569.6 million provided for in 1991 were based on management's best judgment at that time.

        The Company's quarterly process for evaluating the loss provisions applies the current period's results of the discontinued operations against the allowance, re-estimates future losses, and adjusts the provisions, if appropriate. Additionally, as part of the Company's annual planning process which takes place in the fourth quarter of each year, investment and benefit cash flow projections are prepared. These updated assumptions and estimates resulted in the need to strengthen the loss provisions by $129.0 million, resulting in a post-tax charge of $83.8 million to discontinued operations' results in the fourth quarter of 1996.

        Management believes the loss provisions for Wind-Up Annuities and GIC contracts at December 31, 1996 are adequate to provide for all future losses; however, the determination of loss provisions continues to involve numerous estimates and subjective judgments regarding the expected performance of discontinued operations investment assets. There can be no assurance the losses provided for will not differ from the losses ultimately realized. To the extent actual results or future projections of the discontinued operations differ from management's current best estimates and assumptions underlying the loss provisions, the difference would be reflected in the consolidated statements of earnings in discontinued operations. In particular, to the extent income, sales proceeds and holding periods for equity real estate differ from management's previous assumptions, periodic adjustments to the loss provisions are likely to result.

        In January 1995, continuing operations transferred $1,215.4 million in cash to the GIC Segment in settlement of its obligation to provide assets to fund the accumulated deficit of the GIC Segment. Subsequently, the GIC Segment remitted $1,155.4 million in cash to continuing operations in partial repayment of borrowings by the GIC Segment. No gains or losses were recognized on these transactions. Amounts due to continuing operations at December 31, 1996, consisted of $1,080.0 million borrowed by the discontinued GIC Segment offset by $83.8 million representing an obligation of continuing operations to provide assets to fund the accumulated deficit of the GIC Segment.

        Investment income included $88.2 million of interest income for 1994 on amounts due from continuing operations. Benefits and other deductions include $114.3 million, $154.6 million and $219.7 million of interest expense related to amounts borrowed from continuing operations in 1996, 1995 and 1994, respectively.

        Valuation allowances amounted to $9.0 million and $19.2 million on mortgage loans on real estate and $20.4 million and $77.9 million on equity real estate at December 31, 1996 and 1995, respectively. As of January 1, 1996, the adoption of SFAS No. 121 resulted in a release of existing valuation allowances of $71.9 million on equity real estate and recognition of impairment losses of $69.8 million on real estate held and used. Writedowns of fixed maturities amounted to $1.6 million, $8.1 million and $17.8 million for 1996, 1995 and 1994, respectively and writedowns of equity real estate subsequent to the adoption of SFAS No. 121 amounted to $12.3 million for 1996.

        The fixed maturity portfolio, based on amortized cost, includes $6.2 million and $15.1 million at December 31, 1996 and 1995, respectively, of restructured securities. These amounts include problem fixed maturities of $.5 million and $6.1 million at December 31, 1996 and 1995, respectively.

        At December 31, 1996 and 1995, problem mortgage loans on real estate had amortized costs of $7.9 million and $35.4 million, respectively, and mortgage loans on real estate for which the payment terms have been restructured had amortized costs of $208.1 million and $289.3 million, respectively.

        Impaired mortgage loans (as defined under SFAS No. 114) along with the related provision for losses were as follows:

                                                                            DECEMBER 31,
                                                                 ------------------------------------
                                                                      1996                1995
                                                                 ----------------   -----------------
                                                                            (IN MILLIONS)
        Impaired mortgage loans with provision for losses.......  $        83.5      $       105.1
        Impaired mortgage loans with no provision for losses....           15.0               18.2
                                                                 ----------------   -----------------
        Recorded investment in impaired mortgages...............           98.5              123.3
        Provision for losses....................................            8.8               17.7
                                                                 ----------------   -----------------
        Net Impaired Mortgage Loans.............................  $        89.7      $       105.6
                                                                 ================   =================

        During 1996 and 1995, the GIC Segment's average recorded investment in impaired mortgage loans was $134.8 million and $177.4 million, respectively. Interest income recognized on these impaired mortgage loans totaled $10.1 million and $4.5 million for 1996 and 1995, respectively, including $7.5 million and $.4 million recognized on a cash basis.

        At December 31, 1996 and 1995, the GIC Segment had $263.0 million and $310.9 million, respectively, of real estate acquired in satisfaction of debt.

8)      SHORT-TERM AND LONG-TERM DEBT

        Short-term and long-term debt consists of the following:

                                                                        DECEMBER 31,
                                                            --------------------------------------
                                                                  1996                 1995
                                                            -----------------    -----------------
                                                                        (IN MILLIONS)

        Short-term debt....................................  $      174.1         $        -
                                                            -----------------    -----------------
        Long-term debt:
        Equitable Life:
          6.95% surplus notes scheduled to mature 2005.....         399.4                399.3
          7.70% surplus notes scheduled to mature 2015.....         199.6                199.6
          Eurodollar notes, 10.5% due 1997.................           -                   76.2
          Zero coupon note, 11.25% due 1997................           -                  120.1
          Other............................................            .5                 16.3
                                                            -----------------    -----------------
              Total Equitable Life.........................         599.5                811.5
                                                            -----------------    -----------------
        Wholly Owned and Joint Venture Real Estate:
          Mortgage notes, 4.92% - 12.50% due through 2006..         968.6              1,084.4
                                                            -----------------    -----------------
        Alliance:
          Other............................................          24.7                  3.4
                                                            -----------------    -----------------
        Total long-term debt...............................       1,592.8              1,899.3
                                                            -----------------    -----------------
        Total Short-term and Long-term Debt................  $    1,766.9         $    1,899.3
                                                            =================    =================

        Short-term Debt
        ---------------

        Equitable Life has a $350.0 million bank credit facility available to fund short-term working capital needs and to facilitate the securities settlement process. The credit facility consists of two types of borrowing options with varying interest rates. The interest rates are based on external indices dependent on the type of borrowing and at December 31, 1996 range from 5.73% (the London Interbank Offering Rate ("LIBOR") plus 22.5 basis points) to 8.25% (the prime rate). There were no borrowings outstanding under this bank credit facility at December 31, 1996.

        Equitable Life has a commercial paper program with an issue limit of $500.0 million. This program is available for general corporate purposes used to support Equitable Life's liquidity needs and is supported by Equitable Life's existing $350.0 million five-year bank credit facility. There were no borrowings outstanding under this program at December 31, 1996.

        In February 1996, Alliance entered into a new $250.0 million five-year revolving credit facility with a group of banks which replaced its $100.0 million revolving credit facility and its $100.0 million commercial paper back-up revolving credit facility. Under the new revolving credit facility, the interest rate, at the option of Alliance, is a floating rate generally based upon a defined prime rate, a rate related to the LIBOR or the Federal Funds rate. A facility fee is payable on the total facility. The revolving credit facility will be used to provide back-up liquidity for commercial paper to be used under Alliance's $100.0 million commercial paper program, to fund commission payments to financial intermediaries for the sale of Class B and C shares under Alliance's mutual fund distribution system, and for general working capital purposes. As of December 31, 1996, Alliance had not issued any commercial paper under its $100.0 million commercial paper program and there were no borrowings outstanding under Alliance's revolving credit facility.

        At December 31, 1996, long-term debt expected to mature in 1997 totaling $174.1 million was reclassified as short-term debt.

        Long-term Debt
        --------------

        Several of the long-term debt agreements have restrictive covenants related to the total amount of debt, net tangible assets and other matters. The Company is in compliance with all debt covenants.

        On December 18, 1995, Equitable Life issued, in accordance with Section 1307 of the New York Insurance Law, $400.0 million of surplus notes having an interest rate of 6.95% scheduled to mature in 2005 and $200.0 million of surplus notes having an interest rate of 7.70% scheduled to mature in 2015 (together, the "Surplus Notes"). Proceeds from the issuance of the Surplus Notes were $596.6 million, net of related issuance costs. The unamortized discount on the Surplus Notes was $1.0 million at December 31, 1996. Payments of interest on or principal of the Surplus Notes are subject to prior approval by the Superintendent.

        The Company has pledged real estate, mortgage loans, cash and securities amounting to $1,406.4 million and $1,629.7 million at December 31, 1996 and 1995, respectively, as collateral for certain long-term debt.

        At December 31, 1996, aggregate maturities of the long-term debt based on required principal payments at maturity for 1997 and the succeeding four years are $494.9 million, $316.7 million, $19.7 million, $5.4 million, $0 million, respectively, and $946.7 million thereafter.

 9)     FEDERAL INCOME TAXES

        A summary of the Federal income tax expense (benefit) in the consolidated statements of earnings is shown below:

                                                       1996               1995                1994
                                                 -----------------   ----------------   -----------------
                                                                      (IN MILLIONS)
        Federal income tax expense (benefit):
          Current...............................  $        97.9       $      (11.7)      $        4.0
          Deferred..............................          (88.2)             132.2               96.2
                                                 -----------------   ----------------   -----------------
        Total...................................  $         9.7       $      120.5       $      100.2
                                                 =================   ================   =================

        The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before Federal income taxes and minority interest by the expected Federal income tax rate of 35%. The sources of the difference and the tax effects of each are as follows:

                                                       1996               1995                1994
                                                 -----------------   ----------------   -----------------
                                                                      (IN MILLIONS)
        Expected Federal income tax expense.....  $        73.0       $      173.7       $      154.5
        Non-taxable minority interest...........          (28.6)             (22.0)             (17.6)
        Differential earnings amount............            -                  -                (16.8)
        Adjustment of tax audit reserves........            6.9                4.1               (4.6)
        Equity in unconsolidated subsidiaries...          (32.3)             (19.4)             (12.5)
        Other...................................           (9.3)             (15.9)              (2.8)
                                                 -----------------   ----------------   -----------------
        Federal Income Tax Expense..............  $         9.7       $      120.5       $      100.2
                                                 =================   ================   =================

        Prior to the date of demutualization, Equitable Life reduced its deduction for policyholder dividends by the differential earnings amount. This amount was computed, for each tax year, by multiplying Equitable Life's average equity base, as determined for tax purposes, by an estimate of the excess of an imputed earnings rate for stock life insurance companies over the average mutual life insurance companies' earnings rate. The differential earnings amount for each tax year was subsequently recomputed when actual earnings rates were published by the Internal Revenue Service. As a stock life insurance company, Equitable Life no longer is required to reduce its policyholder dividend deduction by the differential earnings amount, but differential earnings amounts for pre-demutualization years were still being recomputed in 1994.

        The components of the net deferred Federal income tax account are as follows:

                                                       DECEMBER 31, 1996                  December 31, 1995
                                                ---------------------------------  ---------------------------------
                                                    ASSETS         LIABILITIES         Assets         Liabilities
                                                ---------------  ----------------  ---------------   ---------------
                                                                           (IN MILLIONS)
        DAC, reserves and reinsurance..........  $       -        $      166.0      $        -        $     304.4
        Investments............................          -               328.6               -              326.9
        Compensation and related benefits......        259.2               -               293.0              -
        Other..................................          -                 1.8               -               32.3
                                                ---------------  ----------------  ---------------   ---------------
        Total..................................  $     259.2      $      496.4      $      293.0      $     663.6
                                                ===============  ================  ===============   ===============

        The deferred Federal income taxes impacting operations reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The sources of these temporary differences and the tax effects of each are as follows:

                                                     1996               1995                1994
                                               -----------------   ----------------   -----------------
                                                                    (IN MILLIONS)
        DAC, reserves and reinsurance.........  $      (156.2)      $       63.3       $       12.0
        Investments...........................           78.6               13.0               89.3
        Compensation and related benefits.....           22.3               30.8               10.0
        Other.................................          (32.9)              25.1              (15.1)
                                               -----------------   ----------------   -----------------
        Deferred Federal Income Tax
          (Benefit) Expense...................  $       (88.2)      $      132.2       $       96.2
                                               =================   ================   =================

        The Internal Revenue Service is in the process of examining the Holding Company's consolidated Federal income tax returns for the years 1989 through 1991. Management believes these audits will have no material adverse effect on the Company's results of operations.

10)     REINSURANCE AGREEMENTS

        The Insurance Group assumes and cedes reinsurance with other insurance companies. The Insurance Group evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. The effect of reinsurance (excluding group life and health) is summarized as follows:

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Direct premiums....................................  $       461.4       $      474.2       $      476.7
        Reinsurance assumed................................          177.5              171.3              180.5
        Reinsurance ceded..................................          (41.3)             (38.7)             (31.6)
                                                            -----------------   ----------------   -----------------
        Premiums...........................................  $       597.6       $      606.8       $      625.6
                                                            =================   ================   =================
        Universal Life and Investment-type Product
          Policy Fee Income Ceded..........................  $        48.2       $       44.0       $       27.5
                                                            =================   ================   =================
        Policyholders' Benefits Ceded......................  $        54.1       $       48.9       $       20.7
                                                            =================   ================   =================
        Interest Credited to Policyholders' Account
          Balances Ceded...................................  $        32.3       $       28.5       $       25.4
                                                            =================   ================   =================

        Effective January 1, 1994, all in force business above $5.0 million was reinsured. During 1996, the Company's retention limit on joint survivorship policies was increased to $15.0 million. The Insurance Group also reinsures the entire risk on certain substandard underwriting risks as well as in certain other cases.

        The Insurance Group cedes 100% of its group life and health business to a third party insurance company. Premiums ceded totaled $2.4 million, $260.6 million and $241.0 million for 1996, 1995 and 1994, respectively. Ceded death and disability benefits totaled $21.2 million, $188.1 million and $235.5 million for 1996, 1995 and 1994, respectively. Insurance liabilities ceded totaled $652.4 million and $724.2 million at December 31, 1996 and 1995, respectively.

11)     EMPLOYEE BENEFIT PLANS

        The Company sponsors qualified and non-qualified defined benefit plans covering substantially all employees (including certain qualified part-time employees), managers and certain agents. The pension plans are non-contributory. Equitable Life's and EREIM's benefits are based on a cash balance formula or years of service and final average earnings, if greater, under certain grandfathering rules in the plans. Alliance's benefits are based on years of credited service, average final base salary and primary social security benefits. The Company's funding policy is to make the minimum contribution required by the Employee Retirement Income Security Act of 1974.

        Components of net periodic pension cost (credit) for the qualified and non-qualified plans are as follows:

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Service cost.......................................  $        33.8       $       30.0       $       30.3
        Interest cost on projected benefit obligations.....          120.8              122.0              111.0
        Actual return on assets............................         (181.4)            (309.2)              24.4
        Net amortization and deferrals.....................           43.4              155.6             (142.5)
                                                            -----------------   ----------------   -----------------
        Net Periodic Pension Cost (Credit).................  $        16.6       $       (1.6)      $       23.2
                                                            =================   ================   =================

        The funded status of the qualified and non-qualified pension plans is as follows:

                                                                              DECEMBER 31,
                                                                   ------------------------------------
                                                                        1996                1995
                                                                   ----------------   -----------------
                                                                              (IN MILLIONS)
        Actuarial present value of obligations:
          Vested..................................................  $    1,672.2       $    1,642.4
          Non-vested..............................................          10.1               10.9
                                                                   ----------------   -----------------
        Accumulated Benefit Obligation............................  $    1,682.3       $    1,653.3
                                                                   ================   =================
        Plan assets at fair value.................................  $    1,626.0       $    1,503.8
        Projected benefit obligation..............................       1,765.5            1,743.0
                                                                   ----------------   -----------------
        Projected benefit obligation in excess of plan assets.....        (139.5)            (239.2)
        Unrecognized prior service cost...........................         (17.9)             (25.5)
        Unrecognized net loss from past experience different
          from that assumed.......................................         280.0              368.2
        Unrecognized net asset at transition......................           4.7               (7.3)
        Additional minimum liability..............................         (19.3)             (51.9)
                                                                   ----------------   -----------------
        Prepaid Pension Cost......................................  $      108.0       $       44.3
                                                                   ================   =================

        The discount rate and rate of increase in future compensation levels used in determining the actuarial present value of projected benefit obligations were 7.5% and 4.25%, respectively, at December 31, 1996 and 7.25% and 4.50%, respectively, at December 31, 1995. As of January 1, 1996 and 1995, the expected long-term rate of return on assets for the retirement plan was 10.25% and 11%, respectively.

        The Company recorded, as a reduction of shareholder's equity, an additional minimum pension liability of $12.9 million and $35.1 million, net of Federal income taxes, at December 31, 1996 and 1995, respectively, representing the excess of the accumulated benefit obligation over the fair value of plan assets and accrued pension liability.

        The pension plan's assets include corporate and government debt securities, equity securities, equity real estate and shares of Group Trusts managed by Alliance.

        Prior to 1987, the qualified plan funded participants' benefits through the purchase of non-participating annuity contracts from Equitable Life. Benefit payments under these contracts were approximately $34.7 million, $36.4 million and $38.1 million for 1996, 1995 and 1994, respectively.

        The Company provides certain medical and life insurance benefits (collectively, "postretirement benefits") for qualifying employees, managers and agents retiring from the Company on or after attaining age 55 who have at least 10 years of service. The life insurance benefits are related to age and salary at retirement. The costs of postretirement benefits are recognized in accordance with the provisions of SFAS No. 106. The Company continues to fund postretirement benefits costs on a pay-as-you-go basis and, for 1996, 1995 and 1994, the Company made estimated postretirement benefits payments of $18.9 million, $31.1 million and $29.8 million, respectively.

        The following table sets forth the postretirement benefits plan's status, reconciled to amounts recognized in the Company's consolidated financial statements:

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Service cost.......................................  $         5.3       $        4.0       $        3.9
        Interest cost on accumulated postretirement
          benefits obligation..............................           34.6               34.7               28.6
        Net amortization and deferrals.....................            2.4               (2.3)              (3.9)
                                                            -----------------   ----------------   -----------------
        Net Periodic Postretirement Benefits Costs.........  $        42.3       $       36.4       $       28.6
                                                            =================   ================   =================

                                                                              DECEMBER 31,
                                                                   ------------------------------------
                                                                        1996                1995
                                                                   ----------------   -----------------
                                                                              (IN MILLIONS)
        Accumulated postretirement benefits obligation:
          Retirees................................................  $      381.8       $      391.8
          Fully eligible active plan participants.................          50.7               50.4
          Other active plan participants..........................          60.7               64.2
                                                                   ----------------   -----------------
                                                                           493.2              506.4
        Unrecognized prior service cost...........................          50.5               56.3
        Unrecognized net loss from past experience different
          from that assumed and from changes in assumptions.......        (150.5)            (181.3)
                                                                   ----------------   -----------------
        Accrued Postretirement Benefits Cost......................  $      393.2       $      381.4
                                                                   ================   =================

        At January 1, 1994, medical benefits available to retirees under age 65 are the same as those offered to active employees and medical benefits will be limited to 200% of 1993 costs for all participants.

        The assumed health care cost trend rate used in measuring the accumulated postretirement benefits obligation was 9.5% in 1996, gradually declining to 3.5% in the year 2009 and in 1995 was 10%, gradually declining to 3.5% in the year 2008. The discount rate used in determining the accumulated postretirement benefits obligation was 7.50% and 7.25% at December 31, 1996 and 1995, respectively.

        If the health care cost trend rate assumptions were increased by 1%, the accumulated postretirement benefits obligation as of December 31, 1996 would be increased 7%. The effect of this change on the sum of the service cost and interest cost would be an increase of 8%.

12)     DERIVATIVES AND FAIR VALUE OF FINANCIAL INSTRUMENTS

        Derivatives
        -----------

        The Insurance Group primarily uses derivatives for asset/liability risk management and for hedging individual securities. Derivatives mainly are utilized to reduce the Insurance Group's exposure to interest rate fluctuations. Accounting for interest rate swap transactions is on an accrual basis. Gains and losses related to interest rate swap transactions are amortized as yield adjustments over the remaining life of the underlying hedged security. Income and expense resulting from interest rate swap activities are reflected in net investment income. The notional amount of matched interest rate swaps outstanding at December 31, 1996 was $649.9 million. The average unexpired terms at December 31, 1996 range from 2.2 to 2.7 years. At December 31, 1996, the cost of terminating outstanding matched swaps in a loss position was $8.3 million and the unrealized gain on outstanding matched swaps in a gain position was $11.4 million. The Company has no intention of terminating these contracts prior to maturity. During 1996, 1995 and 1994, net gains (losses) of $.2 million, $1.4 million and $(.2) million, respectively, were recorded in connection with interest rate swap activity. Equitable Life has implemented an interest rate cap program designed to hedge crediting rates on interest-sensitive individual annuities contracts. The outstanding notional amounts at December 31, 1996 of contracts purchased and sold were $5,050.0 million and $500.0 million, respectively. The net premium paid by Equitable Life on these contracts was $22.5 million and is being amortized ratably over the contract periods ranging from 3 to 5 years. Income and expense resulting from this program are reflected as an adjustment to interest credited to policyholders' account balances.

        Substantially all of DLJ's business related to derivatives is by its nature trading activities which are primarily for the purpose of customer accommodations. DLJ's derivative activities consist primarily of option writing and trading in forward and futures contracts. Derivative financial instruments have both on-and-off balance sheet implications depending on the nature of the contracts. DLJ's involvement in swap contracts is not significant.

        Fair Value of Financial Instruments
        -----------------------------------

        The Company defines fair value as the quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are estimated using present value or other valuation techniques. The fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of timing, amount of expected future cash flows and the credit standing of counterparties. Such estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

        Certain financial instruments are excluded, particularly insurance liabilities other than financial guarantees and investment contracts. Fair market value of off-balance-sheet financial instruments of the Insurance Group was not material at December 31, 1996 and 1995.

        Fair value for mortgage loans on real estate are estimated by discounting future contractual cash flows using interest rates at which loans with similar characteristics and credit quality would be made. Fair values for foreclosed mortgage loans and problem mortgage loans are limited to the estimated fair value of the underlying collateral if lower.

        The estimated fair values for the Company's liabilities under GIC and association plan contracts are estimated using contractual cash flows discounted based on the T. Rowe Price GIC Index Rate for the appropriate duration. For durations in excess of the published index rate, the appropriate Treasury rate is used plus a spread equal to the longest duration GIC rate spread published.

        The estimated fair values for those group annuity contracts which are classified as universal life type contracts are measured at the estimated fair value of the underlying assets. The estimated fair values for single premium deferred annuities ("SPDA") are estimated using projected cash flows discounted at current offering rates. The estimated fair values for supplementary contracts not involving life contingencies ("SCNILC") and annuities certain are derived using discounted cash flows based upon the estimated current offering rate.

        Fair value for long-term debt is determined using published market values, where available, or contractual cash flows discounted at market interest rates. The estimated fair values for non-recourse mortgage debt are determined by discounting contractual cash flows at a rate which takes into account the level of current market interest rates and collateral risk. The estimated fair values for recourse mortgage debt are determined by discounting contractual cash flows at a rate based upon current interest rates of other companies with credit ratings similar to the Company. The Company's fair value of short-term borrowings approximates their carrying value.

        The following table discloses carrying value and estimated fair value for financial instruments not otherwise disclosed in Notes 3, 6 and 7:

                                                                          DECEMBER 31,
                                                --------------------------------------------------------------------
                                                              1996                               1995
                                                ---------------------------------  ---------------------------------
                                                   CARRYING         ESTIMATED         Carrying         Estimated
                                                    VALUE          FAIR VALUE          Value           Fair Value
                                                ---------------  ----------------  ---------------   ---------------
                                                                        (IN MILLIONS)
        Consolidated Financial Instruments:
        -----------------------------------
        Mortgage loans on real estate..........  $    3,133.0     $     3,394.6     $     3,638.3     $    3,973.6
        Other joint ventures...................         467.0             467.0             492.7            492.7
        Policy loans...........................       2,196.1           2,221.6           1,976.4          2,057.5
        Policyholders' account balances:
          Association plans....................          78.1              77.3             101.0            100.0
          Group annuity contracts..............       2,141.0           1,954.0           2,335.0          2,395.0
          SPDA.................................       1,062.7           1,065.7           1,265.8          1,272.0
          Annuities certain and SCNILC.........         654.9             736.2             646.4            716.7
        Long-term debt.........................       1,592.8           1,557.7           1,899.3          1,962.9

        Closed Block Financial Instruments:
        -----------------------------------
        Mortgage loans on real estate..........       1,380.7           1,425.6           1,368.8          1,461.4
        Other equity investments...............         105.0             105.0             151.6            151.6
        Policy loans...........................       1,765.9           1,798.0           1,797.2          1,891.4
        SCNILC liability.......................          30.6              34.9              34.8             39.6

        GIC Segment Financial Instruments:
        ----------------------------------
        Mortgage loans on real estate..........       1,111.1           1,220.3           1,485.8          1,666.1
        Fixed maturities.......................          42.5              42.5             107.4            107.4
        Other equity investments...............         300.5             300.5             455.9            455.9
        Guaranteed interest contracts..........         290.7             300.5             329.0            352.0
        Long-term debt.........................         102.1             102.2             135.1            136.0

13)     COMMITMENTS AND CONTINGENT LIABILITIES

        The Company has provided, from time to time, certain guarantees or commitments to affiliates, investors and others. These arrangements include commitments by the Company, under certain conditions: to make capital contributions of up to $244.9 million to affiliated real estate joint ventures; to provide equity financing to certain limited partnerships of $205.8 million at December 31, 1996, under existing loan or loan commitment agreements; and to provide short-term financing loans which at December 31, 1996 totaled $14.6 million. Management believes the Company will not incur any material losses as a result of these commitments.

        Equitable Life is the obligor under certain structured settlement agreements which it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, Equitable Life owns single premium annuities issued by previously wholly owned life insurance subsidiaries. Equitable Life has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly owned subsidiaries be unable to meet their obligations. Management believes the satisfaction of those obligations by Equitable Life is remote.

        At December 31, 1996, the Insurance Group had $51.6 million of letters of credit outstanding.

14)     LITIGATION

        A number of lawsuits has been filed against life and health insurers in the jurisdictions in which Equitable Life and its subsidiaries do business involving insurers' sales practices, alleged agent misconduct, failure to properly supervise agents, and other matters. Some of the lawsuits have resulted in the award of substantial judgments against other insurers, including material amounts of punitive damages, or in substantial settlements. In some states, juries have substantial discretion in awarding punitive damages. Equitable Life, EVLICO and The Equitable of Colorado, Inc. ("EOC"), like other life and health insurers, from time to time are involved in such litigation. To date, no such lawsuit has resulted in an award or settlement of any material amount against the Company. Among litigations pending against Equitable Life, EVLICO and EOC of the type referred to in this paragraph are the litigations described in the following eight paragraphs.

        An action entitled Golomb et al. v. The Equitable Life Assurance Society of the United States was filed on January 20, 1995 in New York County Supreme Court. The action purports to be brought on behalf of a class of persons insured after 1983 under Lifetime Guaranteed Renewable Major Medical Insurance Policies issued by Equitable Life (the "policies"). The complaint alleges that premium increases for these policies after 1983, all of which were filed with and approved by the New York State Insurance Department and certain other state insurance departments, breached the terms of the policies, and that statements in the policies and elsewhere concerning premium increases constituted fraudulent concealment, misrepresentations in violation of New York Insurance Law Section 4226 and deceptive practices under New York General Business Law Section 349. The complaint seeks a declaratory judgment, injunctive relief restricting the methods by which Equitable Life increases premiums on the policies in the future, a refund of premiums, and punitive damages. Plaintiffs also have indicated that they will seek damages in an unspecified amount. Equitable Life moved to dismiss the complaint in its entirety on the grounds that it fails to state a claim and that uncontroverted documentary evidence establishes a complete defense to the claims. On May 29, 1996, the New York County Supreme Court entered a judgment dismissing the complaint with prejudice. Plaintiffs have filed a notice of appeal of that judgment.

        In January 1996, separate actions were filed in Pennsylvania and Texas state courts (entitled, respectively, Malvin et al. v. The Equitable Life Assurance Society of the United States and Bowler et al. v. The Equitable Life Assurance Society of the United States), making claims similar to those in the New York action described above. The Texas action also claims that Equitable Life misrepresented to Texas policyholders that the Texas Insurance Department had approved Equitable Life's rate increases. These actions are asserted on behalf of proposed classes of Pennsylvania issued or renewed policyholders and Texas issued or renewed policyholders, insured under the policies. The Pennsylvania and Texas actions seek compensatory and punitive damages and injunctive relief restricting the methods by which Equitable Life increases premiums in the future based on the common law and statutes of those states. On February 9, 1996, Equitable Life removed the Pennsylvania action, Malvin, to the United States District Court for the Middle District of Pennsylvania. Following the decision granting Equitable Life's motion to dismiss the New York action (Golomb), on the consent of the parties the District Court ordered an indefinite stay of all proceedings in the Pennsylvania action, pending either party's right to reinstate the proceeding, and ordered that for administrative purposes the case be deemed administratively closed. On February 2, 1996, Equitable Life removed the Texas action, Bowler, to the United States District Court for the Northern District of Texas. On May 20, 1996, the plaintiffs in Bowler amended their complaint by adding allegations of misrepresentation regarding premium increases on other types of guaranteed renewable major medical insurance policies issued by Equitable Life up to and including 1983. On July 1, 1996, Equitable Life filed a motion for summary judgment dismissing the first amended complaint in its entirety. In August, 1996, the court granted plaintiffs leave to file a supplemental complaint on behalf of a proposed class of Texas policyholders claiming unfair discrimination, breach of contract and other claims arising out of alleged differences between premiums charged to Texas policyholders and premiums charged to similarly situated policyholders in New York and certain other states. Plaintiffs seek refunds of alleged overcharges, exemplary or additional damages citing

        Texas statutory provisions which among other things, permit two times the amount of actual damage plus additional penalties if the acts complained of are found to be knowingly committed, and injunctive relief. Equitable Life has also filed a motion for summary judgment dismissing the supplemental complaint in its entirety. Plaintiffs also obtained permission to add another plaintiff to the first amended and supplemental complaints. Plaintiffs have opposed both motions for summary judgment and requested that certain issues be found in their favor. Equitable Life is in the process of replying.

        On May 22, 1996, a separate action entitled Bachman v. The Equitable Life Assurance Society of the United States, was filed in Florida state court making claims similar to those in the previously reported Golomb action. The Florida action is asserted on behalf of a proposed class of Florida issued or renewed policyholders insured after 1983 under Lifetime Guaranteed Renewable Major Medical Insurance Policies issued by Equitable Life. The Florida action seeks compensatory and punitive damages and injunctive relief restricting the methods by which Equitable Life increases premiums in the future based on various common law claims. On June 20, 1996, Equitable Life removed the Florida action to Federal court. Equitable Life has answered the complaint, denying the material allegations and asserting certain affirmative defenses. On December 6, 1996, Equitable Life filed a motion for summary judgment and plaintiff is expected to file its response to that motion shortly.

        On November 6, 1996, a proposed class action entitled Fletcher, et al.
        v. The Equitable Life Assurance Society of the United States, was filed in California Superior Court for Fresno County, making substantially the same allegations concerning premium rates and premium rate increases on guaranteed renewable policies made in the Bowler action. The complaint alleges, among other things, that differentials between rates charged California policyholders and policyholders in New York and certain other states, and the methods used by Equitable Life to calculate premium increases, breached the terms of its policies, that Equitable Life misrepresented and concealed the facts pertaining to such differentials and methods in violation of California law, and that Equitable Life also misrepresented that its rate increases were approved by the California Insurance Department. Plaintiffs seek compensatory damages in an unspecified amount, rescission, injunctive relief and attorneys' fees. Equitable Life removed the action to Federal court; plaintiff has moved to remand the case to state court. Although the outcome of any litigation cannot be predicted with certainty, particularly in the early stages of an action, the Company's management believes that the ultimate resolution of the Golomb, Malvin, Bowler, Bachman and Fletcher litigations should not have a material adverse effect on the financial position of the Company. Due to the early stage of such litigations, the Company's management cannot make an estimate of loss, if any, or predict whether or not such litigations will have a material adverse effect on the Company's results of operations in any particular period.

        An action was instituted on April 6, 1995 against Equitable Life and its wholly owned subsidiary, EOC, in New York state court, entitled Sidney C. Cole et al. v. The Equitable Life Assurance Society of the United States and The Equitable of Colorado, Inc., No. 95/108611 (N. Y. County). The action is brought by the holders of a joint survivorship whole life policy issued by EOC. The action purports to be on behalf of a class consisting of all persons who from January 1, 1984 purchased life insurance policies sold by Equitable Life and EOC based upon their allegedly uniform sales presentations and policy illustrations. The complaint puts in issue various alleged sales practices that plaintiffs assert, among other things, misrepresented the stated number of years that the annual premium would need to be paid. Plaintiffs seek damages in an unspecified amount, imposition of a constructive trust, and seek to enjoin Equitable Life and EOC from engaging in the challenged sales practices. On June 28, 1996, the court issued a decision and order dismissing with prejudice plaintiff's causes of action for fraud, constructive fraud, breach of fiduciary duty, negligence, and unjust enrichment, and dismissing without prejudice plaintiff's cause of action under the New York State consumer protection statute. The only remaining causes of action are for breach of contract and negligent misrepresentation. Plaintiffs made a motion for reargument with respect to this order, which was submitted to the court in October 1996. This motion was denied by the court on December 16, 1996.

        On May 21, 1996, an action entitled Elton F. Duncan, III v. The Equitable Life Assurance Society of the United States, was commenced against Equitable Life in the Civil District Court for the Parish of Orleans, State of Louisiana. The action is brought by an individual who purchased a whole life policy. Plaintiff alleges misrepresentations concerning the extent to which the policy was a proper replacement policy and the number of years that the annual premium would need to be paid. Plaintiff purports to represent a class consisting of all persons who purchased whole life or universal life insurance policies from Equitable Life from January 1, 1982 to the present. Plaintiff seeks damages, including punitive damages, in an unspecified amount. On July 26, 1996, an action entitled Michael Bradley v. Equitable Variable Life Insurance Company, was commenced in New York state court. The action is brought by the holder of a variable life insurance policy issued by EVLICO. The plaintiff purports to represent a class consisting of all persons or entities who purchased one or more life insurance policies issued by EVLICO from January 1, 1980. The complaint puts at issue various alleged sales practices and alleges misrepresentations concerning the extent to which the policy was a proper replacement policy and the number of years that the annual premium would need to be paid. Plaintiff seeks damages, including punitive damages, in an unspecified amount and also seeks injunctive relief prohibiting EVLICO from canceling policies for failure to make premium payments beyond the alleged stated number of years that the annual premium would need to be paid. On September 21, 1996 Equitable Life, EVLICO and EOC made a motion to have this proceeding moved from Kings County Supreme Court to New York County for joint trial or consolidation with the Cole action. The motion was denied by the court on January 9, 1997. On January 10, 1997, plaintiffs moved for certification of a nationwide class consisting of all persons or entities who were sold one or more life insurance products on a "vanishing premium" basis and/or were allegedly induced to purchase additional policies from EVLICO, using the cash value accumulated in existing policies, from January 1, 1980 through and including December 31, 1996. Plaintiffs further moved to have Michael Bradley designated as the class representative. Discovery regarding class certification is underway.

        On December 12, 1996, an action entitled Robert E. Dillon v. The Equitable Life Assurance Society of the United States and The Equitable of Colorado, was commenced in the United States District Court for the Southern District of Florida. The action is brought by an individual who purchased a joint whole life policy from EOC. The complaint puts at issue various alleged sales practices and alleges misrepresentations concerning the alleged impropriety of replacement policies issued by Equitable Life and EOC and alleged misrepresentations regarding the number of years premiums would have to be paid on the defendants' policies. Plaintiff brings claims for breach of contract, fraud, negligent misrepresentation, money had and received, unjust enrichment and imposition of a constructive trust. Plaintiff purports to represent two classes of persons. The first is a "contract class," consisting of all persons who purchased whole or universal life insurance policies from Equitable Life and EOC and from whom Equitable Life and EOC have sought additional payments beyond the number of years allegedly promised by Equitable Life and EOC. The second is a "fraud class," consisting of all persons with an interest in policies issued by Equitable Life and EOC at any time since October 1, 1986. Plaintiff seeks damages in an unspecified amount, and also seeks injunctive relief attaching Equitable Life's and EOC's profits from their alleged sales practices. Equitable Life's and EOC's time to answer or move with respect to the complaint has been extended until February 24, 1997. Although the outcome of litigation cannot be predicted with certainty, particularly in the early stages of an action, the Company's management believes that the ultimate resolution of the Cole, Duncan, Bradley and Dillon litigations should not have a material adverse effect on the financial position of the Company. Due to the early stages of such litigations, the Company's management cannot make an estimate of loss, if any, or predict whether or not any such litigation will have a material adverse effect on the Company's results of operations in any particular period.

        On January 3, 1996, an amended complaint was filed in an action entitled Frank Franze Jr. and George Busher, individually and on behalf of all others similarly situated v. The Equitable Life Assurance Society of the United States, and Equitable Variable Life Insurance Company, No. 94-2036 in the United States District Court for the Southern District of Florida. The action was brought by two individuals who purchased variable life insurance policies. The plaintiffs purport to represent a nationwide class consisting of all persons who purchased variable life insurance policies from Equitable Life and EVLICO since September 30, 1991. The basic allegation of the amended complaint is that Equitable Life's and EVLICO's agents were trained not to disclose fully that the product being sold was life insurance. Plaintiffs allege violations of the Federal securities laws and seek rescission of the contracts or compensatory damages and attorneys' fees and expenses. The court denied Equitable Life and EVLICO's motion to dismiss the amended complaint on September 24, 1996. Equitable Life and EVLICO have answered the amended complaint, denying the material allegations and asserting certain affirmative defenses. Currently, the parties are conducting discovery in connection with plaintiffs' attempt to certify a class. On January 9, 1997, an action entitled Rosemarie Chaviano, individually and on behalf of all others similarly situated
        v. The Equitable Life Assurance Society of the United States, and Equitable Variable Life Insurance Company, was filed in Massachusetts state court making claims similar to those in the Franze action and alleging violations of the Massachusetts securities laws. The plaintiff purports to represent all persons in Massachusetts who purchased variable life insurance contracts from Equitable Life and EVLICO from January 9, 1993 to the present. The Massachusetts action seeks rescission of the contracts or compensatory damages, attorneys' fees, expenses and injunctive relief. Although the outcome of any litigation cannot be predicted with certainty, particularly in the early stages of an action, the Company's management believes that the ultimate resolution of the litigations discussed in this paragraph should not have a material adverse effect on the financial position of the Company. Due to the early stages of such litigation, the Company's management cannot make an estimate of loss, if any, or predict whether or not any such litigation will have a material adverse effect on the Company's results of operations in any particular period.

        Equitable Life recently responded to a subpoena from the U.S. Department of Labor ("DOL") requesting copies of any third-party appraisals in Equitable Life's possession relating to the ten largest properties (by value) in the Prime Property Fund ("PPF"). PPF is an open-end, commingled real estate separate account of Equitable Life for pension clients. Equitable Life serves as investment manager in PPF and has retained EREIM as advisor. In early 1995, the DOL commenced a national investigation of commingled real estate funds with pension investors, including PPF. The investigation now appears to be focused principally on appraisal and valuation procedures in respect of fund properties. The most recent request from the DOL seems to reflect, at least in part, an interest in the relationship between the valuations for those properties reflected in appraisals prepared for local property tax proceedings and the valuations used by PPF for other purposes. At no time has the DOL made any specific allegation that Equitable Life or EREIM has acted improperly and Equitable Life and EREIM believe that any such allegation would be without foundation. While the outcome of this investigation cannot be predicted with certainty, in the opinion of management, the ultimate resolution of this matter should not have a material adverse effect on the Company's consolidated financial position or results of operations in any particular period.

        Equitable Casualty Insurance Company ("Casualty"), an indirect wholly owned subsidiary of Equitable Life, is party to an arbitration proceeding that commenced in August 1995. The proceeding relates to a dispute among Casualty, Houston General Insurance Company ("Houston General") and GEICO General Insurance Company ("GEICO General") regarding the interpretation of a reinsurance agreement. The arbitration panel issued a final award in favor of Casualty and GEICO General on June 17, 1996. Casualty and GEICO General moved in the pending Texas state court action, with Houston General's consent, for an order confirming the arbitration award and entering judgment dismissing the action. The motion was granted on January 29, 1997. The parties have also stipulated to the dismissal without prejudice of a related Texas Federal court action brought by Houston General against GEICO General and Equitable Life. In connection with confirmation of the arbitration award, Houston General paid to Casualty approximately $839,600 in settlement of certain reimbursement claims by Casualty against Houston General.

        On July 25, 1995, a Consolidated and Supplemental Class Action Complaint ("Complaint") was filed against the Alliance North American Government Income Trust, Inc. (the "Fund"), Alliance and certain other defendants affiliated with Alliance, including the Holding Company, alleging violations of Federal securities laws, fraud and breach of fiduciary duty in connection with the Fund's investments in Mexican and Argentine securities. The Complaint, which seeks certification of a plaintiff class of persons who purchased or owned Class A, B or C shares of the Fund from March 27, 1992 through December 23, 1994, seeks an unspecified amount of damages, costs, attorneys' fees and punitive damages. The principal allegations of the Complaint are that the Fund purchased debt securities issued by the Mexican and Argentine governments in amounts that were not permitted by the Fund's investment objective, and that there was no shareholder vote to change the investment objective to permit purchases in such amounts. The Complaint further alleges that the decline in the value of the Mexican and Argentine securities held by the Fund caused the Fund's net asset value to decline to the detriment of the Fund's shareholders. On September 26, 1996, the United States District Court for the Southern District of New York granted the defendants' motion to dismiss all counts of the complaint. On October 11, 1996, plaintiffs filed a motion for reconsideration of the court's decision granting defendants' motion to dismiss the Complaint. On November 25, 1996, the court denied plaintiffs' motion for reconsideration. On October 29, 1996, plaintiffs filed a motion for leave to file an amended complaint. The principal allegations of the proposed amended complaint are that the Fund did not properly disclose that it planned to invest in mortgage-backed derivative securities and that two advertisements used by the Fund misrepresented the risks of investing in the Fund. Plaintiffs also reiterated allegations in the Complaint that the Fund failed to hedge against the risks of investing in foreign securities despite representations that it would do so. Alliance believes that the allegations in the Complaint are without merit and intends to vigorously defend against these claims. While the ultimate outcome of this matter cannot be determined at this time, management of Alliance does not expect that it will have a material adverse effect on Alliance's results of operations or financial condition.

        On January 26, 1996, a purported purchaser of certain notes and warrants to purchase shares of common stock of Rickel Home Centers, Inc. ("Rickel") filed a class action complaint against Donaldson, Lufkin & Jenrette Securities Corporation ("DLJSC") and certain other defendants for unspecified compensatory and punitive damages in the United States District Court for the Southern District of New York. The suit was brought on behalf of the purchasers of 126,457 units consisting of $126,457,000 aggregate principal amount of 13 1/2% senior notes due 2001 and 126,457 warrants to purchase shares of common stock of Rickel issued by Rickel in October 1994. The complaint alleges violations of Federal securities laws and common law fraud against DLJSC, as the underwriter of the units and as an owner of 7.3% of the common stock of Rickel, Eos Partners, L.P., and General Electric Capital Corporation, each as owners of 44.2% of the common stock of Rickel, and members of the Board of Directors of Rickel, including a DLJSC Managing Director. The complaint seeks to hold DLJSC liable for alleged misstatements and omissions contained in the prospectus and registration statement filed in connection with the offering of the units, alleging that the defendants knew of financial losses and a decline in value of Rickel in the months prior to the offering and did not disclose such information. The complaint also alleges that Rickel failed to pay its semi-annual interest payment due on the units on December 15, 1995 and that Rickel filed a voluntary petition for reorganization pursuant to Chapter 11 of the United States Bankruptcy Code on January 10, 1996. DLJSC intends to defend itself vigorously against all of the allegations contained in the complaint. Although there can be no assurance, DLJ does not believe the outcome of this litigation will have a material adverse effect on its financial condition. Due to the early stage of this litigation, based on the information currently available to it, DLJ's management cannot make an estimate of loss, if any, or predict whether or not such litigation will have a material adverse effect on DLJ's results of operations in any particular period.

        In October 1995, DLJSC was named as a defendant in a purported class action filed in a Texas State Court on behalf of the holders of $550.0 million principal amount of subordinated redeemable discount debentures of National Gypsum Corporation ("NGC") canceled in connection with a Chapter 11 plan of reorganization for NGC consummated in July 1993. The named plaintiff in the State Court action also filed an adversary proceeding in the Bankruptcy Court for the Northern District of Texas seeking a declaratory judgment that the confirmed NGC plan of reorganization does not bar the class action claims. Subsequent to the consummation of NGC's plan of reorganization, NGC's shares traded for values substantially in excess of, and in 1995 NGC was acquired for a value substantially in excess of, the values upon which NGC's plan of reorganization was based. The two actions arise out of DLJSC's activities as financial advisor to NGC in the course of NGC's Chapter 11 reorganization proceedings. The class action complaint alleges that the plan of reorganization submitted by NGC was based upon projections by NGC and DLJSC which intentionally understated forecasts, and provided misleading and incorrect information in order to hide NGC's true value and that defendants breached their fiduciary duties by, among other things, providing false, misleading or incomplete information to deliberately understate the value of NGC. The class action complaint seeks compensatory and punitive damages purportedly sustained by the class. The Texas State Court action, which had been removed to the Bankruptcy Court, has been remanded back to the state court, which remand is being opposed by DLJSC. DLJSC intends to defend itself vigorously against all of the allegations contained in the complaint. Although there can be no assurance, DLJ does not believe that the ultimate outcome of this litigation will have a material adverse effect on its financial condition. Due to the early stage of such litigation, based upon the information currently available to it, DLJ's management cannot make an estimate of loss, if any, or predict whether or not such litigation will have a material adverse effect on DLJ's results of operations in any particular period.

        In November and December 1995, DLJSC, along with various other parties, was named as a defendant in a number of purported class actions filed in the U.S. District Court for the Eastern District of Louisiana. The complaints allege violations of the Federal securities laws arising out of a public offering in 1994 of $435.0 million of first mortgage notes of Harrah's Jazz Company and Harrah's Jazz Finance Corp. The complaints seek to hold DLJSC liable for various alleged misstatements and omissions contained in the prospectus dated November 9, 1994. DLJSC intends to defend itself vigorously against all of the allegations contained in the complaints. Although there can be no assurance, DLJ does not believe that the ultimate outcome of this litigation will have a material adverse effect on its financial condition. Due to the early stage of this litigation, based upon the information currently available to it, DLJ's management cannot make an estimate of loss, if any, or predict whether or not such litigation will have a material adverse effect on DLJ's results of operations in any particular period.

        In addition to the matters described above, Equitable Life and its subsidiaries and DLJ and its subsidiaries are involved in various legal actions and proceedings in connection with their businesses. Some of the actions and proceedings have been brought on behalf of various alleged classes of claimants and certain of these claimants seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on the Company's consolidated financial position or results of operations.

15)     LEASES

        The Company has entered into operating leases for office space and certain other assets, principally data processing equipment and office furniture and equipment. Future minimum payments under noncancelable leases for 1997 and the succeeding four years are $113.7 million, $110.6 million, $100.3 million, $72.3 million, $59.3 million and $427.3 million thereafter. Minimum future sublease rental income on these noncancelable leases for 1997 and the succeeding four years are $9.8 million, $6.0 million, $4.5 million, $2.4 million, $.8 million and $.1 million thereafter.

        At December 31, 1996, the minimum future rental income on noncancelable operating leases for wholly owned investments in real estate for 1997 and the succeeding four years are $263.0 million, $242.1 million, $219.8 million, $194.3 million, $174.6 million and $847.1 million thereafter.

16)     OTHER OPERATING COSTS AND EXPENSES

        Other operating costs and expenses consisted of the following:

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Compensation costs.................................  $       647.3       $      595.9       $      687.5
        Commissions........................................          329.5              314.3              313.0
        Short-term debt interest expense...................            8.0               11.4               19.0
        Long-term debt interest expense....................          137.3              108.1               98.3
        Amortization of policy acquisition costs...........          405.2              317.8              313.4
        Capitalization of policy acquisition costs.........         (391.9)            (391.0)            (410.9)
        Rent expense, net of sub-lease income..............          113.7              109.3              116.0
        Other..............................................          798.9              710.0              721.4
                                                            -----------------   ----------------   -----------------
        Total..............................................  $     2,048.0       $    1,775.8       $    1,857.7
                                                            =================   ================   =================

        During 1996, 1995 and 1994, the Company restructured certain operations in connection with cost reduction programs and recorded pre-tax provisions of $24.4 million, $32.0 million and $20.4 million, respectively. The amounts paid during 1996, associated with cost reduction programs, totaled $17.7 million. At December 31, 1996, the liabilities associated with cost reduction programs amounted to $44.5 million. The 1996 cost reduction program included restructuring costs related to the consolidation of insurance operations' service centers. The 1995 cost reduction program included relocation expenses, including the accelerated amortization of building improvements associated with the relocation of the home office. The 1994 cost reduction program included costs associated with the termination of operating leases and employee severance benefits in connection with the consolidation of 16 insurance agencies. Amortization of DAC included $145.0 million writeoff of DAC related to DI contracts in the fourth quarter of 1996.

17)     INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

        Equitable Life is restricted as to the amounts it may pay as dividends to the Holding Company. Under the New York Insurance Law, the Superintendent has broad discretion to determine whether the financia1 condition of a stock life insurance company would support the payment of dividends to its shareholders. For 1996, 1995 and 1994, statutory net (loss) earnings totaled $(351.1) million, $(352.4) million and $67.5 million, respectively. No amounts are expected to be available for dividends from Equitable Life to the Holding Company in 1997.

        At December 31, 1996, the Insurance Group, in accordance with various government and state regulations, had $21.9 million of securities deposited with such government or state agencies.

        Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from GAAP. The New York Insurance Department (the "Department") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, for determining its solvency under the New York Insurance Law, and for determining whether its financial condition warrants the payment of a dividend to its stockholders. No consideration is given by the Department to financial statements prepared in accordance with GAAP in making such determinations. The following reconciles the Company's statutory change in surplus and capital stock and statutory surplus and capital stock determined in accordance with accounting practices prescribed by the Department with net earnings and equity on a GAAP basis.

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Net change in statutory surplus and capital stock..  $        56.0       $       78.1       $      292.4
        Change in asset valuation reserves.................          (48.4)             365.7             (285.2)
                                                            -----------------   ----------------   -----------------
        Net change in statutory surplus, capital stock
          and asset valuation reserves.....................            7.6              443.8                7.2
        Adjustments:
          Future policy benefits and policyholders'
            account balances...............................         (298.5)             (66.0)              (5.3)
          DAC..............................................          (13.3)              73.2               97.5
          Deferred Federal income taxes....................          108.0             (158.1)             (58.7)
          Valuation of investments.........................          289.8              189.1               45.2
          Valuation of investment subsidiary...............         (117.7)            (188.6)             396.6
          Limited risk reinsurance.........................           92.5              416.9               74.9
          Contribution from the Holding Company............            -                  -               (300.0)
          Issuance of surplus notes........................            -               (538.9)               -
          Postretirement benefits..........................           28.9              (26.7)              17.1
          Other, net.......................................           12.4              115.1              (44.0)
          GAAP adjustments of Closed Block.................           (9.8)              15.7               (9.5)
          GAAP adjustments of discontinued GIC
            Segment........................................          (89.6)              37.3               42.8
                                                            -----------------   ----------------   -----------------
        Net Earnings of the Insurance Group................  $        10.3       $      312.8       $      263.8
                                                            =================   ================   =================

                                                                                 DECEMBER 31,
                                                            --------------------------------------------------------
                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Statutory surplus and capital stock................  $     2,258.9       $    2,202.9       $    2,124.8
        Asset valuation reserves...........................        1,297.5            1,345.9              980.2
                                                            -----------------   ----------------   -----------------
        Statutory surplus, capital stock and asset
          valuation reserves...............................        3,556.4            3,548.8            3,105.0
        Adjustments:
          Future policy benefits and policyholders'
            account balances...............................       (1,305.0)          (1,006.5)            (940.5)
          DAC..............................................        3,104.9            3,075.8            3,219.4
          Deferred Federal income taxes....................         (306.1)            (452.0)             (29.4)
          Valuation of investments.........................          286.8              417.7             (794.1)
          Valuation of investment subsidiary...............         (782.8)            (665.1)            (476.5)
          Limited risk reinsurance.........................         (336.5)            (429.0)            (845.9)
          Issuance of surplus notes........................         (539.0)            (538.9)               -
          Postretirement benefits..........................         (314.4)            (343.3)            (316.6)
          Other, net.......................................          126.3                4.4              (79.2)
          GAAP adjustments of Closed Block.................          783.7              830.8              740.4
          GAAP adjustments of discontinued GIC
            Segment........................................         (190.3)            (184.6)            (221.9)
                                                            -----------------   ----------------   -----------------
        Equity of the Insurance Group......................  $     4,084.0       $    4,258.1       $    3,360.7
                                                            =================   ================   =================

18)     BUSINESS SEGMENT INFORMATION

        The Company has two major business segments: Insurance Operations and Investment Services. Interest expense related to debt not specific to either business segment is presented as Corporate interest expense. Information for all periods is presented on a comparable basis.

        The Insurance Operations segment offers a variety of traditional, variable and interest-sensitive life insurance products, disability income, annuity products, mutual fund and other investment products to individuals and small groups and administers traditional participating group annuity contracts with conversion features, generally for corporate qualified pension plans, and association plans which provide full service retirement programs for individuals affiliated with professional and trade associations. This segment includes Separate Accounts for individual insurance and annuity products.

        The Investment Services segment provides investment fund management, primarily to institutional clients. This segment includes the Company's equity interest in DLJ and Separate Accounts which provide various investment options for group clients through pooled or single group accounts.

        Intersegment investment advisory and other fees of approximately $127.5 million, $124.1 million and $135.3 million for 1996, 1995 and 1994, respectively, are included in total revenues of the Investment Services segment. These fees, excluding amounts related to the discontinued GIC Segment of $15.7 million, $14.7 million and $27.4 million for 1996, 1995 and 1994, respectively, are eliminated in consolidation.

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Revenues
        Insurance operations...............................  $     3,742.9       $    3,614.6       $    3,507.4
        Investment services................................        1,126.1              949.1              935.2
        Consolidation/elimination..........................          (24.5)             (34.9)             (27.2)
                                                            -----------------   ----------------   -----------------
        Total..............................................  $     4,844.5       $    4,528.8       $    4,415.4
                                                            =================   ================   =================
        Earnings (loss) from continuing  operations
          before Federal income taxes, minority interest
          and cumulative effect of accounting change
        Insurance operations...............................  $       (36.6)      $      303.1       $      327.5
        Investment services................................          311.9              224.0              227.9
        Consolidation/elimination..........................             .2               (3.1)                .3
                                                            -----------------   ----------------   -----------------
              Subtotal.....................................          275.5              524.0              555.7
        Corporate interest expense.........................          (66.9)             (27.9)            (114.2)
                                                            -----------------   ----------------   -----------------
        Total..............................................  $       208.6       $      496.1       $      441.5
                                                            =================   ================   =================

                                                   DECEMBER 31,
                                        ------------------------------------
                                             1996                1995
                                        ----------------   -----------------
                                                   (IN MILLIONS)

        Assets
        Insurance operations...........  $    60,464.9      $    56,720.5
        Investment services............       13,542.5           12,842.9
        Consolidation/elimination......         (399.6)            (354.4)
                                        ----------------   -----------------
        Total..........................  $    73,607.8      $    69,209.0
                                        ================   =================

19)     QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

        The quarterly results of operations for 1996 and 1995, are summarized below:

                                                                      THREE MONTHS ENDED
                                       ------------------------------------------------------------------------------
                                           MARCH 31           JUNE 30           SEPTEMBER 30          DECEMBER 31
                                       -----------------  -----------------   ------------------   ------------------
                                                                        (IN MILLIONS)
        1996
        ----
        Total Revenues................  $     1,169.7      $     1,193.6       $    1,193.6         $    1,287.6
                                       =================  =================   ==================   ==================
        Earnings (Loss) from
          Continuing Operations
          before Cumulative Effect
          of Accounting Change........  $        94.8      $        87.1       $       93.2         $     (157.9)
                                       =================  =================   ==================   ==================
        Net Earnings (Loss)...........  $        71.7      $        87.1       $       93.2         $     (241.7)
                                       =================  =================   ==================   ==================
        1995
        ----
        Total Revenues................  $     1,079.1      $     1,164.0       $    1,138.8         $    1,146.9
                                       =================  =================   ==================   ==================
        Net Earnings..................  $        66.3      $       101.7       $      100.2         $       44.6
                                       =================  =================   ==================   ==================

        The quarterly results of operations for 1996 and 1995 have been restated to reflect the Company's accounting change adopted in the fourth quarter of 1996 for long-duration participating life contracts in accordance with the provisions prescribed by SFAS No. 120. Net earnings for the three months ended December 31, 1996 includes a charge of $339.3 million related to writeoffs of DAC on DI contracts of $94.3 million, reserve strengthening on DI business of $113.7 million, pension par of $47.5 million and the discontinued GIC Segment of $83.8 million.

20)     INVESTMENT IN DLJ

        On December 15, 1993, the Company sold a 61% interest in DLJ to the Holding Company for $800.0 million in cash and securities. The excess of the proceeds over the book value in DLJ at the date of sale of $340.2 million has been reflected as a capital contribution. In 1995, DLJ completed the initial public offering ("IPO") of 10.58 million shares of its common stock, which included 7.28 million of the Holding Company's shares in DLJ, priced at $27 per share. Concurrent with the IPO, the Company contributed equity securities to DLJ having a market value of $21.2 million. Upon completion of the IPO, the Company's ownership percentage was reduced to 36.1%. The Company's ownership interest will be further reduced upon the issuance of common stock after the vesting of forfeitable restricted stock units acquired by and/or the exercise of options granted to certain DLJ employees. DLJ restricted stock units represents forfeitable rights to receive approximately 5.2 million shares of DLJ common stock through February 2000.

        The results of operations of DLJ are accounted for on the equity basis and are included in commissions, fees and other income in the consolidated statements of earnings. The Company's carrying value of DLJ is included in investment in and loans to affiliates in the consolidated balance sheets.

        Summarized balance sheets information for DLJ, reconciled to the Company's carrying value of DLJ, are as follows:

                                                                                           DECEMBER 31,
                                                                                ------------------------------------
                                                                                     1996                1995
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)
        Assets:
        Trading account securities, at market value............................  $   15,728.1       $   10,821.3
        Securities purchased under resale agreements...........................      20,598.7           18,748.2
        Broker-dealer related receivables......................................      16,525.9           13,023.7
        Other assets...........................................................       2,651.0            1,983.3
                                                                                ----------------   -----------------
        Total Assets...........................................................  $   55,503.7       $   44,576.5
                                                                                ================   =================
        Liabilities:
        Securities sold under repurchase agreements............................  $   29,378.3       $   26,744.8
        Broker-dealer related payables.........................................      19,409.7           12,915.5
        Short-term and long-term debt..........................................       2,704.5            1,742.0
        Other liabilities......................................................       2,164.0            1,750.5
                                                                                ----------------   -----------------
        Total liabilities......................................................      53,656.5           43,152.8
        Cumulative exchangeable preferred stock................................           -                225.0
        DLJ's company-obligated mandatorily redeemed preferred
          securities of subsidiary trust holding solely debentures of DLJ......         200.0                -
        Total shareholders' equity.............................................       1,647.2            1,198.7
                                                                                ----------------   -----------------
        Total Liabilities, Cumulative Exchangeable Preferred Stock and
          Shareholders' Equity.................................................  $   55,503.7       $   44,576.5
                                                                                ================   =================
        DLJ's equity as reported...............................................  $    1,647.2       $    1,198.7
        Unamortized cost in excess of net assets acquired in 1985
          and other adjustments................................................          23.9               40.5
        The Holding Company's equity ownership in DLJ..........................        (590.2)            (499.0)
        Minority interest in DLJ...............................................        (588.6)            (324.3)
                                                                                ----------------   -----------------
        The Company's Carrying Value of DLJ....................................  $      492.3       $      415.9
                                                                                ================   =================

        Summarized statements of earnings information for DLJ reconciled to the Company's equity in earnings of DLJ is as follows:

                                                                                     1996                1995
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)
        Commission, fees and other income......................................  $    1,818.2       $    1,325.9
        Net investment income..................................................       1,074.2              904.1
        Dealer, trading and investment gains, net..............................         598.4              528.6
                                                                                ----------------   -----------------
        Total revenues.........................................................       3,490.8            2,758.6
        Total expenses including income taxes..................................       3,199.5            2,579.5
                                                                                ----------------   -----------------
        Net earnings...........................................................         291.3              179.1
        Dividends on preferred stock...........................................          18.7               19.9
                                                                                ----------------   -----------------
        Earnings Applicable to Common Shares...................................  $      272.6       $      159.2
                                                                                ================   =================
        DLJ's earnings applicable to common shares as reported.................  $      272.6       $      159.2
        Amortization of cost in excess of net assets acquired in 1985..........          (3.1)              (3.9)
        The Holding Company's equity in DLJ's earnings.........................        (107.8)             (90.4)
        Minority interest in DLJ...............................................         (73.4)              (6.5)
                                                                                ----------------   -----------------
        The Company's Equity in DLJ's Earnings.................................  $       88.3       $       58.4
                                                                                ================   =================

21)     ACCOUNTING FOR STOCK-BASED COMPENSATION

        The Holding Company sponsors a stock option plan for employees of Equitable Life. DLJ and Alliance each sponsor their own stock option plans for certain employees. The Company elected to continue to account for stock-based compensation using the intrinsic value method prescribed in APB Opinion No. 25. Had compensation expense of the Company's stock option incentive plans for options granted after December 31, 1994 been determined based on the estimated fair value at the grant dates for awards under those plans, the Company's pro forma net earnings for 1996 and 1995 would have been as follows:

                                    1996              1995
                               ---------------   ---------------
                                        (IN MILLIONS)
        Net Earnings
          As Reported.........  $       10.3      $     312.8
          Pro Forma...........  $        3.2      $     311.3

        The fair value of options and units granted after December 31, 1994, used as a basis for the above pro forma disclosures, was estimated as of the date of grants using Black-Scholes option pricing models. The option and unit pricing assumptions for 1996 and 1995 are as follows:

                                      HOLDING COMPANY                    DLJ                        ALLIANCE
                                  -------------------------   --------------------------  -----------------------------
                                     1996          1995          1996          1995           1996            1995
                                  -----------   -----------   -----------   ------------  -------------   -------------
        Dividend yield...........     0.80%         0.96%         1.54%         1.85%         8.0%            8.0%
        Expected volatility......    20.00%        20.00%        25.00%        25.00%        23.00%          23.00%
        Risk-free interest rate..     5.92%         6.83%         6.07%         5.86%         5.80%           6.00%

        Expected Life............  5 YEARS       5 years       5 YEARS        5 years      7.43 YEARS      7.43 years
        Weighted fair value
          per option granted.....    $6.94         $5.90         $9.35          -            $2.69           $2.24

        A summary of the Holding Company and DLJ stock option plans and Alliance's Unit option plans are as follows:

                                          HOLDING COMPANY                       DLJ                           ALLIANCE
                                    -----------------------------   -----------------------------   -----------------------------
                                                      Options                         Options                         Options
                                                    Outstanding                     Outstanding                     Outstanding
                                                      Weighted                        Weighted                        Weighted
                                                      Average                         Average                         Average
                                      Shares         Exercise          Shares        Exercise           Units         Exercise
                                    (In Millions)      Price        (In Millions)     Price         (In Millions)      Price
                                    -------------   -------------   -------------   -------------   -------------   -------------
        Balance as of
          January 1, 1994........         6.1                             -                               3.2
          Granted................          .7                             -                               1.2
          Exercised..............         -                               -                               (.5)
          Forfeited..............         -                               -                               (.1)
                                    -------------                   -------------                   -------------
        Balance as of
          December 31, 1994......         6.8                             -                               3.8
          Granted................          .4                             9.2                             1.8
          Exercised..............         (.1)                            -                               (.5)
          Expired................         (.1)                            -                               -
          Forfeited..............         (.3)                            -                               (.3)
                                    -------------                   -------------                   -------------
        Balance as of
          December 31, 1995......         6.7           $20.27            9.2          $27.00             4.8           $17.72
          Granted................          .7           $24.94            2.1          $32.54              .7           $25.12
          Exercised..............         (.1)          $19.91            -              -                (.4)          $13.64
          Expired................         (.6)          $20.21            -              -                -               -
          Forfeited..............         -               -               (.2)         $27.00             (.1)          $19.32
                                    -------------                   -------------                   -------------
        Balance as of
          December 31, 1996......         6.7           $20.79           11.1          $28.06             5.0           $19.07
                                    =============   =============   =============   =============   =============   =============

        Information with respect to stock and unit options outstanding and exercisable at December 31, 1996 is as follows:

                                      Options Outstanding                                          Options Exercisable
        -------------------------------------------------------------------------------    --------------------------------------
                                                       Weighted
                                                        Average           Weighted                                 Weighted
              Range of               Number            Remaining           Average               Number             Average
              Exercise            Outstanding         Contractual         Exercise            Exercisable           Exercise
               Prices            (In Millions)        Life (Years)          Price            (In Millions)           Price
        ---------------------   -----------------   ---------------   -----------------    -------------------   ----------------
               Holding
               Company
        ---------------------
        $18.125-$27.75                 6.7                 7.00             $20.79                3.4                $20.18
                                =================   ===============   =================    ===================   ================

                 DLJ
        ---------------------
        $27.00-$33.50                 11.1                 9.00             $28.06                -                    -
                                =================   ===============   =================    ===================   ================

              Alliance
        ---------------------
        $ 6.0625-$15.9375              1.3                 4.76             $12.97                1.2                $12.58
        $16.3125-$19.75                1.1                 8.19             $19.13                 .2                $18.69
        $19.875 -$19.875               1.0                 7.36             $19.88                 .4                $19.88
        $20.75  -$24.375                .9                 8.46             $22.05                 .3                $21.84
        $24.375 -$25.125                .7                 9.96             $25.13                -                    -
                                -----------------                                          -------------------
        $ 6.0625-$25.125               5.0                 7.43             $19.07                2.1                $15.84
                                =================   ===============   =================    ===================   ================

                                             Filed Pursuant to Rule 497(c)
                                             Registration File No.: 33-83750

                  INCOME MANAGER (SERVICE MARK) ACCUMULATOR
                     STATEMENT OF ADDITIONAL INFORMATION

                                 MAY 1, 1997
-----------------------------------------------------------------------------

                           COMBINATION VARIABLE AND
                     FIXED DEFERRED ANNUITY CERTIFICATES
                              FUNDED THROUGH THE
                 INVESTMENT FUNDS OF SEPARATE ACCOUNT NO. 45

                                                  EQUITY SERIES
-----------------------------------------------------------------------------------------------------------------
DOMESTIC EQUITY                      INTERNATIONAL EQUITY                        AGGRESSIVE EQUITY
 Alliance Common Stock                              Alliance Global                      Alliance Aggressive Stock
 Alliance Growth & Income                        Alliance International                  Alliance Small Cap Growth
 EQ/Putnam Growth & Income Value        Morgan Stanley Emerging Markets Equity*        MFS Emerging Growth Companies
 MFS Research                              T. Rowe Price International Stock        Warburg Pincus Small Company Value
 Merrill Lynch Basic Value Equity
 T. Rowe Price Equity Income
                                       *Available on or about September 2, 1997.
 -----------------------------------  ------------------------------------------

       ASSET ALLOCATION SERIES                                       FIXED INCOME SERIES
----------------------------------- ---- --------------------------------------------------------------------------
 Alliance Conservative Investors          AGGRESSIVE FIXED INCOME     DOMESTIC FIXED INCOME
 Alliance Growth Investors                    Alliance High Yield       Alliance Intermediate Government Securities
 EQ/Putnam Balanced                                                     Alliance Money Market
 Merrill Lynch World Strategy
----------------------------------- ----  --------------------------  ---------------------------------------------

                                  ISSUED BY:
          THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

     Home Office:         1290 Avenue of the Americas, New York, NY 10104
     Processing Office:   Post Office Box 1547, Secaucus, NJ 07096-1547

This statement of additional information (SAI) is not a prospectus. It should be read in conjunction with the Separate Account No. 45 prospectus for the Accumulator, dated May 1, 1997. Definitions of special terms used in the SAI are found in the prospectus.

   A copy of the prospectus is available free of charge by writing the Processing Office, by calling 1-800-789-7771, toll-free, or by contacting your Registered Representative.

                     STATEMENT OF ADDITIONAL INFORMATION
                              TABLE OF CONTENTS

                                                                    PAGE
---------------------------------------------------------------- --------
Part 1 Accumulation Unit Values                                       2
---------------------------------------------------------------- --------
Part 2 Annuity Unit Values                                            2
---------------------------------------------------------------- --------
Part 3 Custodian and Independent Accountants                          3
---------------------------------------------------------------- --------
Part 4 Alliance Money Market Fund and Alliance
       Intermediate Government Securities Fund
       Yield Information                                              3
---------------------------------------------------------------- --------
Part 5 Long-Term Market Trends                                        4
---------------------------------------------------------------- --------
Part 6 Key Factors In Retirement Planning                             6
---------------------------------------------------------------- --------
Part 7 Financial Statements                                          11
---------------------------------------------------------------- --------

Copyright 1997 The Equitable Life Assurance Society of the United States, New
                            York, New York 10104.
 All rights reserved. Income Manager is a service mark of The Equitable Life
                   Assurance Society of the United States.

PART 1 - ACCUMULATION
     UNIT VALUES

Accumulation Unit Values are determined at the end of each Valuation Period for each of the Investment Funds. Other annuity contracts and certificates which may be offered by us will have their own accumulation unit values for the Investment Funds which may be different from those for the Accumulator.

The Accumulation Unit Value for an Investment Fund for any Valuation Period is equal to the Accumulation Unit Value for the preceding Valuation Period multiplied by the Net Investment Factor for that Investment Fund for that Valuation Period. The NET INVESTMENT FACTOR is (a) -c where:
                                               ---
                                               (b)

(a) is the value of the Investment Fund's shares of the corresponding Portfolio at the end of the Valuation Period before giving effect to any amounts allocated to or withdrawn from the Investment Fund for the Valuation Period. For this purpose, we use the share value reported to us by HR Trust or EQ Trust, as applicable.

(b) is the value of the Investment Fund's shares of the corresponding Portfolio at the end of the preceding Valuation Period (after any amounts allocated or withdrawn for that Valuation Period).

(c) is the daily Separate Account mortality and expense risks charge and administration charge relating to the Certificates, times the number of calendar days in the Valuation Period. These daily charges are at an effective annual rate not to exceed a total of 1.15%.

PART 2 - ANNUITY UNIT VALUES

The annuity unit value for each Investment Fund was fixed at $1.00 on May 1, 1997 for Certificates with assumed base rates of net investment return of both 5% and 3 1/2% a year. For each Valuation Period after that date, it is the annuity unit value for the immediately preceding Valuation Period multiplied by the adjusted Net Investment Factor under the Certificate. For each Valuation Period, the adjusted Net Investment Factor is equal to the Net Investment Factor reduced for each day in the Valuation Period by:

o .00013366 of the Net Investment Factor if the assumed base rate of net investment return is 5% a year; or

o .00009425 of the Net Investment Factor if the assumed base rate of net investment return is 3 1/2%.

Because of this adjustment, the annuity unit value rises and falls depending on whether the actual rate of net investment return (after deduction of charges) is higher or lower than the assumed base rate.

All Certificates have a 5% assumed base rate of net investment return, except in states where that rate is not permitted. Annuity payments under Certificates with an assumed base rate of 3 1/2% will at first be smaller than those under Certificates with a 5% assumed base rate. Payments under the 3 1/2% Certificates, however, will rise more rapidly when unit values are rising, and payments will fall more slowly when unit values are falling than those under 5% Certificates.

The amounts of variable annuity payments are determined as follows:

Payments normally start on the Business Day specified on your election form, or on such other future date as specified therein and are made on a monthly basis. The first three payments are of equal amounts. Each of the first three payments will be based on the amount specified in the Tables of Guaranteed Annuity Payments in the Certificate.

The first three payments depend on the assumed base rate of net investment return and the form of annuity chosen (and any fixed period). If the annuity involved a life contingency, the risk class and the age of the annuitants will affect payments.

The amount of the fourth and each later payment will vary according to the investment performance of the Investment Funds. Each monthly payment will be calculated by multiplying the number of annuity units credited by the average annuity unit value for the second calendar month immediately preceding the due date of the payment. The number of units is calculated by dividing the first monthly payment by the annuity unit value for the Valuation Period which includes the due date of the first monthly payment. The average annuity unit value is the average of the annuity unit values for the Valuation Periods ending in that month. Variable income annuities may also be available by separate prospectus through the Investment Funds of other separate accounts we offer.

Illustration of Changes in Annuity Unit Values.

To show how we determine variable annuity payments from month to month, assume that the Annuity Account Value on an Annuity Commencement Date is enough to fund an annuity with a monthly payment of $363 and that the annuity unit value for the Valuation Period that includes the due date of the first annuity payment is $1.05. The number of annuity units credited under the contract would be
345.71 (363 divided by 1.05 = 345.71).

If the fourth monthly payment is due in March, and the average annuity unit value for January was $1.10, the annuity payment for March would be the number of units (345.71) times the average annuity unit value ($1.10), or $380.28. If the average annuity unit value was $1 in February, the annuity payment for April would be 345.71 times $1, or $345.71.

PART 3 - CUSTODIAN AND INDEPENDENT ACCOUNTANTS

Equitable Life is the custodian for shares of each Trust owned by the Separate Account.

The consolidated financial statements and consolidated financial statement schedules of Equitable Life at December 31, 1996 and 1995 and for each of the three years ended December 31, 1996 included in the SAI have been audited by Price Waterhouse LLP.

The consolidated financial statements and consolidated financial statement schedules of Equitable Life at December 31, 1996 and 1995 and for each of the three years ended December 31, 1996 included in this SAI have been so included in reliance on the reports of Price Waterhouse LLP, independent accountants, given on the authority of such firm as experts in accounting and auditing.

PART 4 - ALLIANCE MONEY MARKET FUND AND ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES FUND YIELD INFORMATION

Alliance Money Market Fund

The Alliance Money Market Fund calculates yield information for seven-day periods. The seven-day current yield calculation is based on a hypothetical Certificate with one Accumulation Unit at the beginning of the period. To determine the seven-day rate of return, the net change in the Accumulation Unit Value is computed by subtracting the Accumulation Unit Value at the beginning of the period from an Accumulation Unit Value, exclusive of capital changes, at the end of the period.

Accumulation Unit Values reflect all other accrued expenses of the Alliance Money Market Fund but do not reflect the withdrawal charge, the Combined Guaranteed Minimum Death Benefit and Guaranteed Minimum Income Benefit Charge or any charges for applicable taxes such as state or local premium taxes. Under the Special Dollar Cost Averaging program, Accumulation Unit Values also do not reflect the mortality and expense risks charge and the administration charge.

The adjusted net change is divided by the Accumulation Unit Value at the beginning of the period to obtain the adjusted base period rate of return. This seven-day adjusted base period return is then multiplied by 365/7 to produce an annualized seven-day current yield figure carried to the nearest one-hundredth of one percent.

The effective yield is obtained by modifying the current yield to give effect to the compounding nature of the Alliance Money Market Fund's investments, as follows: the unannualized adjusted base period return is compounded by adding one to the adjusted base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result, i.e., effective yield = (base period return + 1 ) 365/7 -1. The Alliance Money Market Fund yields will fluctuate daily. Accordingly, yields for any given period are not necessarily representative of future results. In addition, the value of Accumulation Units of the Alliance Money Market Fund will fluctuate and not remain constant.

Alliance Intermediate Government Securities Fund

The Alliance Intermediate Government Securities Fund calculates yield information for 30-day periods. The 30-day current yield calculation is based on a hypothetical Certificate with one Accumulation Unit at the beginning of the period. To determine the 30-day rate of return, the net change in the Accumulation Unit Value is computed by subtracting the Accumulation Unit Value at the beginning of the period from an Accumulation Unit Value, exclusive of capital changes, at the end of the period.

Accumulation Unit Values reflect all other accrued expenses of the Alliance Intermediate Government Securities Fund but do not reflect the withdrawal charge, the Combined Guaranteed Minimum Death Benefit and Guaranteed

Minimum Income Benefit Charge or any charges for applicable taxes such as state or local premium taxes.

The adjusted net change is divided by the Accumulation Unit Value at the beginning of the period to obtain the adjusted base period rate of return. This 30-day adjusted base period return is then multiplied by 365/30 to produce an annualized 30-day current yield figure carried to the nearest one-hundredth of one percent.

The effective yield is obtained by modifying the current yield to give effect to the compounding nature of the Alliance Intermediate Government Securities Fund's investments, as follows: the unannualized adjusted base period return is compounded by adding one to the adjusted base period return, raising the sum to a power equal to 365 divided by 30, and subtracting one from the result, i.e., effective yield = (base period return + 1) 365/30 -1. Alliance Intermediate Government Securities Fund yields will fluctuate daily. Accordingly, yields for any given period are not necessarily representative of future results. In addition, the value of the Accumulation Units of the Alliance Intermediate Government Securities Fund will fluctuate and not remain constant.

Alliance Money Market Fund and Alliance Intermediate Government Securities Fund Yield Information

Alliance Money Market Fund and the Alliance Intermediate Government Securities Fund yields reflect charges that are not normally reflected in the yields of other investments and therefore may be lower when compared with yields of other investments. Alliance Money Market Fund and Alliance Intermediate Government Securities Fund yields should not be compared to the return on fixed rate investments which guarantee rates of interest for specified periods, such as the Guarantee Periods. Nor should the yield be compared to the yield of money market funds or government securities funds made available to the general public.

Because the Accumulator Certificates described in the prospectus are being offered for the first time in 1997, no yield information is presented.

PART 5 - LONG-TERM MARKET
     TRENDS

As a tool for understanding how different investment strategies may affect long-term results, it may be useful to consider the historical returns on different types of assets. The following charts present historical return trends for various types of securities. The information presented, while not directly related to the performance of the Investment Funds, helps to provide a perspective on the potential returns of different asset classes over different periods of time. By combining this information with knowledge of personal financial needs (e.g., the length of time until you retire, your financial requirements at retirement), you may be able to better determine how you wish to allocate contributions among the Investment Funds.

Historically, the long-term investment performance of common stocks has generally been superior to that of long-or short-term debt securities. For those investors who have many years until retirement, or whose primary focus is on long-term growth potential and protection against inflation, there may be advantages to allocating some or all of their Annuity Account Value to those Investment Funds that invest in stocks.

                   Growth of $1 Invested on January 1, 1956
                   (Values are as of the last business day)


[THE FOLLOWING TABLE WAS REPRESENTED AS A STACKED
AREA GRAPH IN THE PROSPECTUS]


------------------------------------------
             S&P 500
             TOTAL       U.S.
             RETURN      INFLATION
------------------------------------------
             INDEX       VALUE
------------------------------------------
Dec 1956      1.07        1.03
Dec 1957      0.95        1.06
Dec 1958      1.36        1.08
Dec 1959      1.53        1.09
Dec 1960      1.53        1.11
Dec 1961      1.95        1.12
Dec 1962      1.78        1.13
Dec 1963      2.18        1.15
Dec 1964      2.54        1.16
Dec 1965      2.86        1.19
Dec 1966      2.57        1.23
Dec 1967      3.18        1.26
Dec 1968      3.34        1.32
Dec 1969      3.24        1.40
Dec 1970      3.37        1.48
Dec 1971      3.85        1.53
Dec 1972      4.58        1.58
Dec 1973      3.91        1.72
Dec 1974      2.87        1.83
Dec 1975      3.94        2.07
Dec 1976      4.88        2.17
Dec 1977      4.53        2.31
Dec 1978      4.83        2.52
Dec 1979      5.72        2.86
Dec 1980      7.57        3.21
Dec 1981      7.20        3.50
Dec 1982      8.74        3.64
Dec 1983     10.71        3.77
Dec 1984     11.38        3.92
Dec 1985     15.04        4.07
Dec 1986     17.81        4.12
Dec 1987     18.75        4.30
Dec 1988     21.90        4.49
Dec 1989     28.79        4.70
Dec 1990     27.88        4.99
Dec 1991     36.40        5.14
Dec 1992     39.19        5.29
Dec 1993     43.10        5.43
Dec 1994     43.67        5.58
Dec 1995     60.01        5.72
Dec 1996     73.86        5.92

------------------------------------------
[END OF GRAPHICALLY REPRESENTED DATA]

[BLACK] Common Stock   [WHITE] Inflation

Source: Ibbotson Associates, Inc. See discussion and information preceding and following chart.

Over shorter periods of time, however, common stocks tend to be subject to more dramatic changes in value than fixed income (debt) securities. Investors who are nearing retirement age, or who have a need to limit short-term risk, may find it preferable to allocate a smaller percentage of their Annuity Account Value to those Investment Funds that invest in common stocks. The following graph illustrates the monthly fluctuations in value of $1 based on monthly returns of the Standard & Poor's 500 during 1990, a year that represents more typical volatility than 1996.


                   Growth of $1 Invested on January 1, 1990
                   (Values are as of the last business day)

[THE FOLLOWING TABLE WAS REPRESENTED AS A SCATTER
GRAPH IN THE PROSPECTUS]

------------------------------------------
                                S&P 500
                U.S. IT         TOTAL
                GVT TR          RETURN
------------------------------------------
                INDEX           INDEX
------------------------------------------
Jan 1990        0.99            0.93
Feb 1990        0.99            0.94
Mar 1990        0.99            0.97
Apr 1990        0.98            0.95
May 1990        1.01            1.04
Jun 1990        1.02            1.03
Jul 1990        1.04            1.03
Aug 1990        1.03            0.93
Sep 1990        1.04            0.89
Oct 1990        1.06            0.89
Nov 1990        1.08            0.94
Dec 1990        1.10            0.97

  Common Stock  Intermediate-Term Govt. Bonds

[END OF GRAPHICALLY REPRESENTED DATA]


Source: Ibbotson Associates, Inc. See discussion and information preceding and following chart.

The following chart illustrates average annual rates of return over selected time periods between December 31, 1926 and December 31, 1996 for different types of securities: common stocks, long-term government bonds, long-term corporate bonds, intermediate-term government bonds and U.S. Treasury Bills. For comparison purposes, the Consumer Price Index is shown as a measure of inflation. The average annual returns shown in the chart reflect capital appreciation and assume the reinvestment of dividends and interest. No investment management fees or expenses, and no charges typically associated with deferred annuity products, are reflected.

The information presented is merely a summary of past experience for unmanaged groups of securities and is neither an estimate or guarantee of future performance. Any investment in securities, whether equity or debt, involves varying degrees of potential risk, in addition to offering varying degrees of potential reward.

The rates of return illustrated do not represent returns of the Separate Account. In addition, there is no assurance that the performance of the Investment Funds will correspond to rates of return such as those illustrated in the chart.

For a comparative illustration of performance results of the Investment Funds (which reflect the trusts and Separate Account charges), see "Part 8:
Investment Performance" in the propectus.

                                MARKET TRENDS:
                     ILLUSTRATIVE ANNUAL RATES OF RETURN

                                                       LONG-TERM   INTERMEDIATE-
  FOR THE FOLLOWING PERIODS     COMMON    LONG-TERM    CORPORATE       TERM        U.S. TREASURY    CONSUMER
        ENDING 12/31/96         STOCKS   GOVT. BONDS     BONDS      GOVT. BONDS        BILLS       PRICE INDEX
----------------------------- -------- ------------- ----------- --------------- --------------- -------------
1 Year                          23.07%      (0.93)%      1.40%         2.10%           5.21%          3.58%
3 Years                         19.66        6.36        6.72          4.19            4.90           2.93
5 Years                         15.20        8.98        8.52          6.17            4.22           2.89
10 Years                        15.28        9.39        9.48          7.77            5.46           3.70
20 Years                        14.55        9.54        9.71          9.14            7.28           5.15
30 Years                        11.85        7.75        8.24          8.27            6.73           5.39
40 Years                        11.18        6.51        6.99          7.08            5.80           4.47
50 Years                        12.59        5.33        5.76          5.89            4.89           4.08
60 Years                        11.19        5.06        5.38          5.32            4.10           4.13
Since 12/31/26                  10.71        5.08        5.64          5.21            3.74           3.12
Inflation adjusted since 1926    7.36        1.90        2.44          2.02            0.60             --

SOURCE: Ibbotson, Roger G., and Rex A. Sinquefield, Stocks, Bonds, Bills, and Inflation (SBBI), 1982, updated in Stocks, Bonds, Bills and Inflation 1997 Yearbook(Trademark), Ibbotson Associates Inc., Chicago. All rights reserved.

COMMON STOCKS (S&P 500)--Standard and Poor's Composite Index, an unmanaged weighted index of the stock performance of 500 industrial, transportation, utility and financial companies.

LONG-TERM GOVERNMENT BONDS--Measured using a one-bond portfolio constructed each year containing a bond with approximately a twenty year maturity and a reasonably current coupon.

LONG-TERM CORPORATE BONDS--For the period 1969-1996, represented by the Salomon Brothers Long-term, High-Grade Corporate Bond Index for the period 1946-1968, the Salomon Brothers Index was backdated using Salomon Brothers monthly yield data and a methodology similar to that used by Salomon Brothers for 1969-1996; for the period 1927-1945, the Standard and Poor's monthly High-Grade Corporate Composite yield data were used, assuming a 4 percent coupon and a twenty year maturity.

INTERMEDIATE-TERM GOVERNMENT BONDS--Measured by a one-bond portfolio constructed each year containing a bond with approximately a five year maturity.

U. S. TREASURY BILLS--Measured by rolling over each month a one-bill portfolio containing, at the beginning of each month, the bill having the shortest maturity not less than one month.

INFLATION--Measured by the Consumer Price Index for all Urban Consumers (CPI-U), not seasonally adjusted.

PART 6: KEY FACTORS IN RETIREMENT PLANNING

INTRODUCTION

The Accumulator is available to help meet the retirement income and investment needs of individuals. In assessing these retirement needs, some key factors need to be addressed: (1) the impact of inflation on fixed retirement incomes; (2) the importance of planning early for retirement; (3) the benefits of tax-deferral; (4) the selection of an appropriate investment strategy; and (5) the benefit of annuitization. Each of these factors is addressed below.

Unless otherwise noted, all of the following presentations use an assumed annual rate of return of 7.5% compounded annually. This rate of return is for illustrative purposes only and is not intended to represent an expected or guaranteed rate of return for any investment vehicle. In addition, unless otherwise noted, none of the illustrations reflect any charges that may be applied under a particular investment vehicle. Such charges would effectively reduce the actual return under any investment vehicle.

All earnings in these presentations are assumed to accumulate tax-deferred unless otherwise noted. Most programs designed for retirement savings offer tax-deferral. Monies are taxed upon withdrawal and a 10% penalty tax may apply to premature withdrawals. Certain retirement programs prohibit early withdrawals. See "Part 6: Tax Aspects of the Certificates." Where taxes are taken into consideration in these presentations, a 28% tax rate is assumed.

The source of the data used by us to compile the charts which appear in this section (other than charts 1, 2, 3, 4 and 7) is Ibbotson Associates, Inc. Chicago. Stocks, Bonds, Bills and Inflation 1997 Yearbook(TM). All rights reserved.

In reports or other communications or in advertising material we may make use of these or other graphic or numerical illustrations that we prepare showing the impact of inflation, planning early for retirement, tax-deferral, diversification and other concepts important to retirement planning.

INFLATION

Inflation erodes purchasing power. This means that, in an inflationary period, the dollar is worth less as time passes. Because many people live on a fixed income during retirement, inflation is of particular concern to them. The charts that follow illustrate the detrimental impact of inflation over an extended period of time. Between 1966 and 1996, the average annual inflation rate was 5.39%. As demonstrated in Chart 1, this 5.39% annual rate of inflation would cause the purchasing power of $35,000 to decrease to only $7,246 after 30 years.

In Chart 2, the impact of inflation is examined from another perspective. Specifically, the chart illustrates the additional income needed to maintain the purchasing power of $35,000 over a thirty year period. Again, the 1966-1996 historical inflation rate of 5.39% is used. In this case, an additional $134,064 would be required to maintain the purchasing power of $35,000 after 30 years.


                 [THE FOLLOWING TABLE WAS REPRESENTED AS A
                    3-D BAR GRAPH IN THE PROSPECTUS]

                      Today        --       $35,000
                      10 years     --       $20,705
                      20 years     --       $12,248
                      30 years     --       $ 7,246

                 [END OF GRAPHICALLY REPRESENTED DATA]

                               CHART 2
                        ANNUAL INCOME NEEDED

                 [THE FOLLOWING TABLE WAS REPRESENTED AS A
                    3-D BAR GRAPH IN THE PROSPECTUS]

                      Today        --       $ 35,000
                      10 years     --       $ 59,165
                      20 years     --       $100,013
                      30 years     --       $169,064

              Increase Needed:  $24,165   $65,013   $134,064

                 [END OF GRAPHICALLY REPRESENTED DATA]


STARTING EARLY

The impact of inflation accentuates the need to begin a retirement program early. The value of starting early is illustrated in the following charts.

As shown in Chart 3, if an individual makes annual contributions of $2,500 to his or her retirement program beginning at age 30, he or she would accumulate $414,551 by age 65 under the assumptions described earlier. If that individual waited until age 50, he or she would only accumulate $70,193 by age 65 under the same assumptions.

                                    CHART 3

                  [THE FOLLOWING TABLE WAS REPRESENTED AS
                  A STACKED AREA GRAPH IN THE PROSPECTUS:]

                          30 .................  $414,551
                          40 .................  $182,691
                          50 .................  $ 70,193
             BLACK - Age 30    GRAY - Age 40     DOTTED - Age 50

                      [END OF GRAPHICALLY REPRESENTED DATA]

In Table 1, the impact of starting early is demonstrated in another format. For example, if an individual invests $300 monthly, he or she would accumulate $387,193 in thirty years under our assumptions. In contrast, if that individual invested the same $300 per month for 15 years, he or she would accumulate only $97,804 under our assumptions.

                                   TABLE 1

    MONTHLY       YEAR     YEAR     YEAR      YEAR      YEAR
 CONTRIBUTION      10       15       20        25        30
-------------- -------- -------- --------- --------- ---------
     $ 20       $ 3,532  $ 6,520  $ 10,811  $ 16,970  $ 25,813
       50         8,829   16,301    27,027    42,425    64,532
      100        17,659   32,601    54,053    84,851   129,064
      200        35,317   65,202   108,107   169,701   258,129
      300        52,976   97,804   162,160   254,552   387,193

Chart 4 presents an additional way to demonstrate the significant impact of starting to make contributions to a retirement program earlier rather than later. It assumes that an individual had a goal to accumulate $250,000 (pre-tax) by age 65. If he or she starts at age 30, under our assumptions he or she could reach the goal by making a monthly pre-tax contribution of $130 (equivalent to $93 after taxes). The total net cost for the 30 year old in this hypothetical example would be $39,265. If the individual in this hypothetical example waited until age 50, he or she would have to make a monthly pre-tax contribution of $767 (equivalent to $552 after taxes) to attain the goal, illustrating the importance of starting early.


                                      CHART 4

                            GOAL: $250,000 BY AGE 65

                    [THE FOLLOWING TABLE WAS REPRESENTED
                     AS A BAR GRAPH IN THE PROSPECTUS:]

                                                B            W
           $ 93 a Month ............. 30     $39,265     $210,735
           $212 a Month ............. 40     $63,641     $186,359
           $552 a Month ............. 50     $99,383     $150,617

                        BLACK - Net Cost
                        WHITE - Tax-Deferred Earnings at 7.5%

                      [END OF GRAPHICALLY REPRESENTED DATA]

TAX-DEFERRAL

Contributing to a retirement plan early is part of an effective strategy for addressing the impact of inflation. Another part of such a strategy is to carefully select the types of retirement programs in which to invest. In deciding where to invest retirement contributions, there are three basic types of programs.

The first type offers the most tax benefits, and therefore is potentially the most beneficial for accumulating funds for retirement. Contributions are made with pre-tax dollars or are tax-deductible and earnings grow income tax-deferred. An example of this type of program is the deductible Individual Retirement Annuity (IRA).

The second type of program also provides for tax deferred earnings growth; however, contributions are made with after-tax dollars. Examples of this type of program are non-deductible IRAs and non-qualified annuities.

The third approach to retirement savings is fully taxable. Contributions are made with after-tax dollars and earnings are taxed each year. Examples of this type of program include certificates of deposit, savings accounts, and taxable stock, bond or mutual fund investments.

Consider an example. For the type of retirement program that offers both pre-tax contributions and tax-deferral, assume that a $2,000 annual pre-tax contribution is made for thirty years. In this example, the retirement funds would be $176,363 after thirty years (assuming a 7.5% rate of return, no withdrawals and assuming the deduction of the 1.15% Separate Account daily asset charge and the $30 annual contract fee--but no withdrawal charge or other charges under the Certificate, or trust charges to Portfolios), and such funds would be $222,309 without the effect of any charges. Assuming a lump sum withdrawal was made in year thirty and a 28% tax bracket, these amounts would be $126,981 and $160,062, respectively.

For the type of program that offers only tax-deferral, assume an after-tax annual contribution of $1,440 for thirty years and the same rate of return. The after-tax contribution is derived by taxing the $2,000 pre-tax contribution again assuming a 28% tax bracket. In this example, the retirement funds would be $126,275 after thirty years assuming the deduction of charges and no withdrawals, and $160,062 without the effect of charges. Assuming a lump sum withdrawal in year thirty, the total after-tax amount would be $103,014 with charges deducted and $127,341 without charges as described above.

For the fully taxable investment, assume an after-tax contribution of $1,440 for thirty years. Earnings are taxed annually. After thirty years, the amount of this fully taxable investment is $108,046.

Keep in mind that taxable investments have fees and charges too (investment advisory fees, administrative charges, 12b-1 fees, sales loads, brokerage commissions, etc.). We have not attempted to apply these fees and charges to the fully taxable amounts since this is intended merely as an example of tax deferral.

Again, it must be emphasized that the assumed rate of return of 7.5% compounded annually used in these examples is for illustrative purposes only and is not intended to represent a guaranteed or expected rate of return on any investment vehicle. Moreover, early withdrawals of tax-deferred investments are generally subject to a 10% penalty tax.

INVESTMENT OPTIONS

Selecting an appropriate retirement program is clearly an important part of an effective retirement planning strategy. Carefully choosing among Investment Options is another essential component.

During the 1966-1997 period, common stock average annual returns outperformed the average annual returns of fixed investments such as long-term government bonds and Treasury Bills (T-Bills). See "Notes" below. Common stocks earned an average annual return of 11.85% over this period, in contrast to 7.75% and 6.73% for the other two investment categories. Significantly, common stock returns also outpaced inflation which grew at 5.39% over this period.

Although common stock returns have historically outpaced returns of fixed investments, people often allocate a significant percentage of their retirement funds to fixed return investments. Their primary concern is the preservation of principal. Given this concern, Chart 5 illustrates the impact of exposing only the interest generated by a fixed investment to the stock market. In this illustration, the fixed investment is represented by a Treasury Bill return and the stock investment is represented by the Standard & Poor's 500 ("S&P 500").

The chart assumes that a $20,000 fixed investment was made on January 1, 1980. If the interest on that investment were to accumulate based upon the return of the S&P 500, the total investment would have been worth $157,783 in 1996. Had the interest been reinvested in the fixed investment, the fixed investment would have grown to $65,623. As illustrated in Chart 5, significant opportunities for growth exist while preserving principal. See "Notes" below.

                                   CHART 5

$157,783 with Interest Exposed to Stock Market (S&P 500)

[THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PROSPECTUS]

          Market Value  Market Value
Month      of S&P 500    If 100% in
Ending    & Fixed Acct   3 Mo. T-Bill

  1980 J     20,160        20,160
       F     20,338        20,339
       M     20,547        20,586
       A     20,823        20,845
       M     21,031        21,014
       J     21,183        21,142
       J     21,369        21,254
       A     21,515        21,390
       S     21,708        21,550
       O     21,930        21,755
       N     22,333        21,964
       D     22,522        22,252
  1981 J     22,619        22,483
       F     22,888        22,724
       M     23,239        22,999
       A     23,386        23,247
       M     23,637        23,514
       J     23,878        23,832
       J     24,129        24,127
       A     24,156        24,436
       S     24,196        24,739
       O     24,659        25,039
       N     25,079        25,306
       D     25,118        25,527
  1982 J     25,195        25,731
       F     25,113        25,968
       M     25,278        26,222
       A     25,722        26,518
       M     25,770        26,799
       J     25,861        27,057
       J     25,945        27,341
       A     26,850        27,549
       S     27,028        27,689
       O     27,937        27,852
       D     25,118        25,527
  1982 J     25,195        25,731
       F     25,113        25,968
       M     25,278        26,222
       A     25,722        26,518
       M     25,770        26,799
       J     25,861        27,057
       J     25,945        27,341
       A     26,850        27,549
       S     27,028        27,689
       O     27,937        27,852
       N     28,411        28,028
       D     28,690        28,216
  1983 J     29,131        28,410
       F     29,492        28,587
       M     29,965        28,767
       A     30,862        28,971
       M     30,943        29,171
       J     31,495        29,366
       J     31,284        29,584
       A     31,627        29,808
       S     31,938        30,035
       O     31,930        30,263
       N     32,348        30,475
       D     32,418        30,698
  1984 J     32,490        30,931
       F     32,222        31,150
       M     32,577        31,378
       A     32,826        31,632
       M     32,297        31,879
       J     32,719        32,118
       J     32,701        32,381
       A     34,295        32,650
       S     34,470        32,931
       O     34,708        33,260
       N     34,705        33,503
       D     35,205        33,717
  1985 J     36,503        33,936
       F     36,845        34,133
       M     37,000        34,345
       A     37,809        34,592
       M     38,272        34,820
       J     38,673        35,012
       J     38,748        35,229
       A     38,744        35,423
       S     38,262        35,635
       O     39,208        35,867
       N     40,706        36,086
       D     41,803        36,320
  1986 J     42,011        36,524
       F     43,792        36,717
       M     45,203        36,938
       A     45,021        37,130
       M     46,493        37,312
       J     47,036        37,506
       J     45,602        37,701
       A     47,609        37,874
       S     45,430        38,045
       O     46,935        38,220
       N     47,703        38,369
       D     47,070        38,557
  1987 J     50,789        38,719
       F     52,147        38,885
       M     53,115        39,068
       A     52,912        39,240
       M     53,327        39,389
       J     55,086        39,578
       J     56,925        39,760
       A     58,441        39,947
       S     57,685        40,127
       O     49,695        40,367
       N     47,333        40,509
       D     49,428        40,667
  1988 J     50,743        40,785
       F     52,280        40,972
       M     51,393        41,152
       A     51,824        41,342
       M     52,174        41,553
       J     53,765        41,756
       J     53,732        41,969
       A     52,733        42,217
       S     54,245        42,478
       O     55,302        42,738
       N     54,915        42,981
       D     55,673        43,252
  1989 J     58,362        43,490
       F     57,529        43,755
       M     58,548        44,048
       A     60,672        44,343
       M     62,465        44,694
       J     62,377        45,011
       J     66,323        45,326
       A     67,365        45,662
       S     67,310        45,958
       O     66,344        46,271
       N     67,446        46,590
       D     68,687        46,874
  1990 J     65,533        47,142
       F     66,234        47,410
       M     67,578        47,714
       A     66,541        48,043
       M     71,214        48,370
       J     70,982        48,674
       J     70,955        49,005
       A     66,481        49,329
       S     64,314        49,625
       O     64,286        49,962
       N     67,252        50,247
       D     68,667        50,548
  1991 J     70,922        50,811
       F     74,664        51,055
       M     76,053        51,280
       A     76,316        51,552
       M     78,820        51,794
       J     76,216        52,011
       J     78,945        52,266
       A     80,422        52,507
       S     79,523        52,748
       O     80,405        52,970
       N     78,042        53,176
       D     84,753        53,378
  1992 J     83,616        53,560
       F     84,486        53,710
       M     83,290        53,892
       A     85,196        54,065
       M     85,604        54,216
       J     84,717        54,390
       J     87,387        54,558
       A     86,078        54,700
       S     86,890        54,842
       O     87,176        54,969
       N     89,486        55,095
       D     90,453        55,249
  1993 J     91,013        55,376
       F     92,016        55,498
       M     93,614        55,637
       A     91,858        55,770
       M     93,843        55,895
       J     94,136        56,033
       J     93,836        56,167
       A     96,699        56,308
       S     97,774        56,578
       O     97,093        56,720
       N     98,087        56,850
       D    100,753        56,992
  1994 J     98,615        57,112
       F     95,249        57,266
       M     96,281        57,421
       A     97,589        57,605
       M     95,734        57,783
       J     98,297        57,945
       J    101,558        58,159
       A     99,666        58,375
       S    101,566        58,596
       O     98,647        58,813
       N     99,883        59,072
       D    102,044        59,320
  1995 J    105,307        59,557
       F    107,925        59,831
       M    110,571        60,095
       A    114,257        60,419
       M    116,566        60,703
       J    119,871        60,976
       J    120,235        61,263
       A    124,521        61,526
       S    124,249        61,816
       O    128,920        62,075
       N    131,033        63,379
       D    157,783        63,623

$62,379 Without Interest Exposed to Stock Market
     (S&P 500)

[END OF GRAPHICALLY REPRESENTED DATA]

Another variation of the example in Chart 5 is to gradually transfer principal from a fixed investment into the stock market. Chart 6 assumes that a $20,000 fixed investment was made on January 1, 1980. For the next two years, $540 is transferred monthly into the stock market (represented by the S&P 500). The total investment, given this strategy, would have grown to $167,238 in 1996. In contrast, had the principal not been transferred, the fixed investment would have grown to $65,623. See "Notes" below.

                                   CHART 6

$139,695 with Principal Transfer

[THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PROSPECTUS]

          Market Value    Market Value
Month     of S&P 500      If 100% in
Ending    & Fixed Acct    3 Mo. T-Bill

1980 J      20540          20160
     F      20702          20339
     M      20770          20586
     A      21068          20845
     M      21425          21014
     J      22000          21142
     J      22149          21254
     A      22394          21390
     S      22623          21550
     O      23406          21755
     N      23372          21964
     D      23246          22252
1981 J      23569          22483
     F      24053          22724
     M      24031          22999
     A      24246          23247
     M      24324          23514
     J      24514          23832
     J      24051          24127
     A      23651          24436
     S      24397          24739
     O      25087          25039
     N      24857          25306
     D      24193          25527
1982 J      23594          25731
     F      23618          25968
     M      24248          26222
     A      23995          26518
     M      23892          26799
     J      23731          27057
     J      25407          27341
     A      25647          27549
     S      27281          27689
     O      28031          27852
     N      28386          28028
     D      29041          28216
1983 J      29568          28410
     F      30282          28587
     M      31737          28767
     A      31721          28971
     M      32549          29171
     J      32000          29366
     J      32424          29584
     A      32790          29808
     S      32616          30035
     O      33176          30263
     N      33142          30475
     D      33104          30698
1984 J      32544          30931
     F      32969          31150
     M      33202          31378
     A      32246          31632
     M      32767          31879
     J      32593          32118
     J      34841          32381
     A      34959          32650
     S      35133          32931
     O      35058          33260
     N      35692          33503
     D      37434          33717
1985 J      37844          33936
     F      37970          34133
     M      37984          34345
     A      39531          34592
     M      40023          34820
     J      40038          35012
     J      39976          35229
     A      39254          35423
     S      40428          35635
     O      42341          35867
     N      43701          36086
     D      43926          36320
1986 J      46184          36524
     F      47968          36717
     M      47659          36938
     A      49498          37130
     M      50136          37312
     J      48265          37506
     J      50769          37701
     A      47982          37874
     S      49830          38045
     O      50767          38220
     N      49918          38369
     D      54519          38557
1987 J      56165          38719
     F      57317          38885
     M      57035          39068
     A      57525          39240
     M      59630          39389
     J      61849          39578
     J      63662          39760
     A      62711          39947
     S      52932          40127
     O      50090          40367
     N      52585          40509
     D      54165          40667
1988 J      55951          40785
     F      54862          40972
     M      55344          41152
     A      55720          41342
     M      57582          41553
     J      57509          41756
     J      56280          41969
     A      58018          42217
     S      59225          42478
     O      58749          42738
     N      59588          42981
     D      62695          43252
1989 J      61691          43490
     F      62824          43755
     M      65234          44048
     A      67232          44343
     M      67118          44694
     J      71581          45011
     J      72728          45326
     A      72661          45662
     S      71544          45958
     O      72760          46271
     N      74150          46590
     D      70617          46874
1990 J      71385          47142
     F      72851          47410
     M      71676          47714
     A      76833          48043
     M      76576          48370
     J      76526          48674
     J      71611          49005
     A      69246          49329
     S      69192          49625
     O      72438          49962
     N      73964          50247
     D      76420          50548
1991 J      80470          50811
     F      81977          51055
     M      82241          51280
     A      84947          51552
     M      82165          51794
     J      85076          52011
     J      86666          52266
     A      85709          52507
     S      86662          52748
     O      84157          52970
     N      91300          53176
     D      90106          53378
1992 J      91047          53560
     F      89770          53710
     M      91798          53892
     A      92244          54065
     M      91302          54216
     J      94130          54390
     J      92765          54558
     A      93626          54700
     S      93940          54842
     O      96377          54969
     N      97388          55095
     D      97994          55249
1993 J      99055          55376
     F     100732          55498
     M      98899          55637
     A     100989          55770
     M     101297          55895
     J     100991          56033
     J     103992          56167
     A     103458          56308
     S     105136          56578
     O     104425          56720
     N     105474          56850
     D     108259          56992
1994 J     106046          57112
     F     102533          57266
     M     103617          57421
     A     104976          57605
     M     103062          57783
     J     105741          57945
     J     109118          58159
     A     107170          58375
     S     109151          58596
     O     106146          58813
     N     107426          59072
     D     109681          59320
1995 J     113071          59557
     F     115775          59831
     M     118526          60095
     A     122319          60419
     M     124733          60703
     J     128155          60967
     J     128547          61263
     A     132973          61526
     S     132710          61816
     O     137525          62075
     N     139695          62379
     D     167238          65623

$65,623 Without Principal Transfer

[END OF GRAPHICALLY REPRESENTED DATA]


NOTES

1. Common Stocks: Standard & Poor's (S&P) Composite Index is an unmanaged weighted index of the stock performance of 500 industrial, transportation, utility and financial companies. Results shown assume reinvestment of dividends. Both market value and return on common stock will vary.

2. U.S. Government Securities: Long-term Government Bonds are measured using a one-bond portfolio constructed each year containing a bond with approximately a 20-year maturity and a reasonably current coupon. U.S. Treasury Bills are measured by rolling over each month a one-bill portfolio containing, at the beginning of each month, the bill having the shortest maturity not less than one month. U.S. Government securities are guaranteed as to principal and interest, and if held to maturity, offer a fixed rate of return. However, market value and return on such securities will fluctuate prior to maturity.

The Accumulator can be an effective program for diversifying ongoing investments between various asset categories. In addition, the Accumulator offers special features which help address the risk associated with timing the equity markets, such as dollar cost averaging. By transferring the same dollar amount each month from the Alliance Money Market Fund to other Investment Funds, dollar cost averaging attempts to shield your investment from short term price fluctuations. This, however, does not assure a profit or protect against a loss in declining markets.

THE BENEFIT OF ANNUITIZATION

An individual may shift the risk of outliving his or her principal by electing a lifetime income annuity. See "Annuity Benefits and Payout Annuity Options," in Part 3. Chart 7 below shows the monthly income that can be generated under various forms of life annuities, as compared to receiving level payments of interest only or principal and interest from the investment. Calculations in the Chart are based on the following assumption: a $100,000 contribution was made at one of the ages shown, annuity payments begin immediately, and a 5% annuitization interest rate is used. For purposes of this example, principal and interest are paid out on a level basis over 15 years. In the case of the interest only scenario, the principal is always available and may be left to other individuals at death. Under the principal and interest scenario, a portion of the principal will be left at death, assuming the individual dies within the 15 year period. In contrast, under the life annuity scenarios, there is no residual amount left.

                                   CHART 7
                                MONTHLY INCOME
                           ($100,000 CONTRIBUTION)



                          PRINCIPAL                       JOINT AND SURVIVOR*
              INTEREST       AND               ---------------------------------
                ONLY     INTEREST FOR   SINGLE    50% TO    66.67% TO   100% TO
 ANNUITANT    FOR LIFE     15 YEARS      LIFE    SURVIVOR   SURVIVOR    SURVIVOR
----------- ---------- -------------- -------- ---------- ----------- ----------
Male 65         $401         $785       $  617     $560       $544        $513
Male 70          401          785          685      609        588         549
Male 75          401          785          771      674        646         598
Male 80          401          785          888      760        726         665
Male 85          401          785        1,045      878        834         757

------------
The numbers are based on 5% interest compounded annually and the 1983 Individual Annuity Mortality Table "a" projected with modified Scale G. Annuity purchase rates available at annuitization may vary, depending primarily on the annuitization interest rate, which may not be less than an annual rate of 2.5%.
 * The Joint and Survivor Annuity Forms are based on male and female Annuitants of the same age.

PART 7 -FINANCIAL STATEMENTS

The consolidated financial statements of The Equitable Life Assurance Society of the United States included herein should be considered only as bearing upon the ability of Equitable Life to meet its obligations under the Certificates.

There are no financial statements for the Separate Account investing in Class IB shares of HR Trust and EQ Trust as the Separate Account did not invest in such shares prior to the date of the prospectus and SAI.

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Shareholder of The Equitable Life Assurance Society of the United States

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of earnings, of shareholder's equity and of cash flows present fairly, in all material respects, the financial position of The Equitable Life Assurance Society of the United States and its subsidiaries ("Equitable Life") at December 31, 1996 and 1995, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1996, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Equitable Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

As discussed in Note 2 to the consolidated financial statements, Equitable Life changed its methods of accounting for long-duration participating life insurance contracts and long-lived assets in 1996, for loan impairments in 1995 and for postemployment benefits in 1994.


Price Waterhouse LLP
New York, New York
February 10, 1997
                                      F-1

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 1996 AND 1995

                                                                        1996                 1995
                                                                  -----------------    -----------------
                                                                              (IN MILLIONS)
ASSETS
Investments:
  Fixed maturities:
    Available for sale, at estimated fair value.................   $    18,077.0        $    15,899.9
  Mortgage loans on real estate.................................         3,133.0              3,638.3
  Equity real estate............................................         3,297.5              3,916.2
  Policy loans..................................................         2,196.1              1,976.4
  Investment in and loans to affiliates.........................           685.0                636.6
  Other equity investments......................................           597.3                621.1
  Other invested assets.........................................           288.7                706.1
                                                                  -----------------    -----------------
      Total investments.........................................        28,274.6             27,394.6
Cash and cash equivalents.......................................           538.8                774.7
Deferred policy acquisition costs...............................         3,104.9              3,075.8
Amounts due from discontinued GIC Segment.......................           996.2              2,097.1
Other assets....................................................         2,552.2              2,718.1
Closed Block assets.............................................         8,495.0              8,582.1
Separate Accounts assets........................................        29,646.1             24,566.6
                                                                  -----------------    -----------------
TOTAL ASSETS....................................................   $    73,607.8        $    69,209.0
                                                                  =================    =================

LIABILITIES
Policyholders' account balances.................................   $    21,865.6        $    21,911.2
Future policy benefits and other policyholders' liabilities.....         4,416.6              4,007.3
Short-term and long-term debt...................................         1,766.9              1,899.3
Other liabilities...............................................         2,785.1              3,380.7
Closed Block liabilities........................................         9,091.3              9,221.4
Separate Accounts liabilities...................................        29,598.3             24,531.0
                                                                  -----------------    -----------------
      Total liabilities.........................................        69,523.8             64,950.9
                                                                  -----------------    -----------------

Commitments and contingencies (Notes 10, 12, 13, 14 and 15)

SHAREHOLDER'S EQUITY
Common stock, $1.25 par value 2.0 million shares
  authorized, issued and outstanding............................             2.5                  2.5
Capital in excess of par value..................................         3,105.8              3,105.8
Retained earnings...............................................           798.7                788.4
Net unrealized investment gains.................................           189.9                396.5
Minimum pension liability.......................................           (12.9)               (35.1)
                                                                  -----------------    -----------------
      Total shareholder's equity................................         4,084.0              4,258.1
                                                                  -----------------    -----------------

TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY......................   $    73,607.8        $    69,209.0
                                                                  =================    =================

                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                       CONSOLIDATED STATEMENTS OF EARNINGS
                  YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                                                                1996               1995               1994
                                                          -----------------  -----------------  -----------------
                                                                              (IN MILLIONS)
REVENUES
Universal life and investment-type product policy fee
  income................................................   $      874.0       $       788.2      $       715.0
Premiums................................................          597.6               606.8              625.6
Net investment income...................................        2,175.9             2,088.2            1,998.6
Investment (losses) gains, net..........................           (9.8)                5.3               91.8
Commissions, fees and other income......................        1,081.8               897.1              847.4
Contribution from the Closed Block......................          125.0               143.2              137.0
                                                          -----------------  -----------------  -----------------

      Total revenues....................................        4,844.5             4,528.8            4,415.4
                                                          -----------------  -----------------  -----------------

BENEFITS AND OTHER DEDUCTIONS
Interest credited to policyholders' account balances....        1,270.2             1,248.3            1,201.3
Policyholders' benefits.................................        1,317.7             1,008.6              914.9
Other operating costs and expenses......................        2,048.0             1,775.8            1,857.7
                                                          -----------------  -----------------  -----------------

      Total benefits and other deductions...............        4,635.9             4,032.7            3,973.9
                                                          -----------------  -----------------  -----------------

Earnings from continuing operations before Federal
  income taxes, minority interest and cumulative
  effect of accounting change...........................          208.6               496.1              441.5
Federal income taxes....................................            9.7               120.5              100.2
Minority interest in net income of consolidated
  subsidiaries..........................................           81.7                62.8               50.4
                                                          -----------------  -----------------  -----------------
Earnings from continuing operations before
  cumulative effect of accounting change................          117.2               312.8              290.9
Discontinued operations, net of Federal income taxes....          (83.8)                -                  -
Cumulative effect of accounting change, net of Federal
  income taxes..........................................          (23.1)                -                (27.1)
                                                          -----------------  -----------------  -----------------

Net Earnings............................................   $       10.3       $       312.8      $       263.8
                                                          =================  =================  =================


                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                 CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY
                  YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                                                                      1996               1995               1994
                                                                -----------------  -----------------  -----------------
                                                                                    (IN MILLIONS)

Common stock, at par value, beginning and end of year.........   $        2.5       $         2.5      $         2.5
                                                                -----------------  -----------------  -----------------

Capital in excess of par value, beginning of year as
  previously reported.........................................        2,913.6             2,913.6            2,613.6
Cumulative effect on prior years of retroactive restatement
  for accounting change.......................................          192.2               192.2              192.2
                                                                -----------------  -----------------  -----------------
Capital in excess of par value, beginning of year as restated.        3,105.8             3,105.8            2,805.8
Additional capital in excess of par value.....................            -                   -                300.0
                                                                -----------------  -----------------  -----------------
Capital in excess of par value, end of year...................        3,105.8             3,105.8            3,105.8
                                                                -----------------  -----------------  -----------------

Retained earnings, beginning of year as previously reported...          781.6               484.0              217.6
Cumulative effect on prior years of retroactive restatement
  for accounting change.......................................            6.8                (8.4)              (5.8)
                                                                -----------------  -----------------  -----------------
Retained earnings, beginning of year as restated..............          788.4               475.6              211.8
Net earnings..................................................           10.3               312.8              263.8
                                                                -----------------  -----------------  -----------------
Retained earnings, end of year................................          798.7               788.4              475.6
                                                                -----------------  -----------------  -----------------

Net unrealized investment gains (losses), beginning of year
  as previously reported......................................          338.2              (203.0)             131.9
Cumulative effect on prior years of retroactive restatement
  for accounting change.......................................           58.3               (17.5)              12.7
                                                                -----------------  -----------------  -----------------
Net unrealized investment gains (losses), beginning of
  year as restated............................................          396.5              (220.5)             144.6
Change in unrealized investment (losses) gains................         (206.6)              617.0             (365.1)
                                                                -----------------  -----------------  -----------------
Net unrealized investment gains (losses), end of year.........          189.9               396.5             (220.5)
                                                                -----------------  -----------------  -----------------

Minimum pension liability, beginning of year..................          (35.1)               (2.7)             (15.0)
Change in minimum pension liability...........................           22.2               (32.4)              12.3
                                                                -----------------  -----------------  -----------------
Minimum pension liability, end of year........................          (12.9)              (35.1)              (2.7)
                                                                -----------------  -----------------  -----------------

TOTAL SHAREHOLDER'S EQUITY, END OF YEAR.......................   $    4,084.0       $     4,258.1      $     3,360.7
                                                                =================  =================  =================


                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                                                                      1996               1995               1994
                                                                -----------------  -----------------  -----------------
                                                                                    (IN MILLIONS)

Net earnings..................................................   $       10.3       $       312.8      $       263.8
Adjustments to reconcile net earnings to net cash
  provided by operating activities:
  Interest credited to policyholders' account balances........        1,270.2             1,248.3            1,201.3
  Universal life and investment-type policy fee income........         (874.0)             (788.2)            (715.0)
  Investment losses (gains)...................................            9.8                (5.3)             (91.8)
  Change in Federal income taxes payable......................         (197.1)              221.6               38.3
  Other, net..................................................          364.4               127.3              (19.4)
                                                                -----------------  -----------------  -----------------

Net cash provided by operating activities.....................          583.6             1,116.5              677.2
                                                                -----------------  -----------------  -----------------

Cash flows from investing activities:
  Maturities and repayments...................................        2,275.1             1,897.4            2,323.8
  Sales.......................................................        8,964.3             8,867.1            5,816.6
  Return of capital from joint ventures and limited
    partnerships..............................................           78.4                65.2               39.0
  Purchases...................................................      (12,559.6)          (11,675.5)          (7,564.7)
  Decrease (increase) in loans to discontinued GIC Segment....        1,017.0             1,226.9              (40.0)
  Other, net..................................................           56.7              (624.7)            (478.1)
                                                                -----------------  -----------------  -----------------

Net cash (used) provided by investing activities..............         (168.1)             (243.6)              96.6
                                                                -----------------  -----------------  -----------------

Cash flows from financing activities:
  Policyholders' account balances:
    Deposits..................................................        1,925.4             2,586.5            2,082.5
    Withdrawals...............................................       (2,385.2)           (2,657.1)          (2,864.4)
  Net decrease in short-term financings.......................            (.3)              (16.4)            (173.0)
  Additions to long-term debt.................................            -                 599.7               51.8
  Repayments of long-term debt................................         (124.8)              (40.7)            (199.8)
  Proceeds from issuance of Alliance units....................            -                   -                100.0
  Payment of obligation to fund accumulated deficit of
    discontinued GIC Segment..................................            -              (1,215.4)               -
  Capital contribution from the Holding Company...............            -                   -                300.0
  Other, net..................................................          (66.5)              (48.4)              26.5
                                                                -----------------  -----------------  -----------------

Net cash (used) by financing activities.......................         (651.4)             (791.8)            (676.4)
                                                                -----------------  -----------------  -----------------

Change in cash and cash equivalents...........................         (235.9)               81.1               97.4
Cash and cash equivalents, beginning of year..................          774.7               693.6              596.2
                                                                -----------------  -----------------  -----------------

Cash and Cash Equivalents, End of Year........................   $      538.8       $       774.7      $       693.6
                                                                =================  =================  =================

Supplemental cash flow information
  Interest Paid...............................................   $      109.9       $        89.6      $        34.9
                                                                =================  =================  =================
  Income Taxes (Refunded) Paid................................   $      (10.0)      $       (82.7)     $        49.2
                                                                =================  =================  =================


                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


 1)     ORGANIZATION

        The Equitable Life Assurance Society of the United States ("Equitable Life") converted to a stock life insurance company on July 22, 1992 and became a wholly owned subsidiary of The Equitable Companies Incorporated (the "Holding Company"). Equitable Life's insurance business is conducted principally by Equitable Life and its wholly owned life insurance subsidiary, Equitable Variable Life Insurance Company ("EVLICO"). Effective January 1, 1997, EVLICO was merged into Equitable Life, which will continue to conduct the Company's insurance business. Equitable Life's investment management business, which comprises the Investment Services segment, is conducted principally by Alliance Capital Management L.P. ("Alliance"), Equitable Real Estate Investment Management, Inc. ("EREIM") and Donaldson, Lufkin & Jenrette, Inc. ("DLJ"), an investment banking and brokerage affiliate. AXA-UAP ("AXA"), a French holding company for an international group of insurance and related financial services companies, is the Holding Company's largest shareholder, owning approximately 60.8% at December 31, 1996 (63.6% assuming conversion of Series E Convertible Preferred Stock held by AXA and 54.4% if all securities convertible into, and options on, common stock were to be converted or exercised).

 2)     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        Basis of Presentation and Principles of Consolidation
        -----------------------------------------------------

        The accompanying consolidated financial statements are prepared in conformity with generally accepted accounting principles ("GAAP").

        The accompanying consolidated financial statements include the accounts of Equitable Life and its wholly owned life insurance subsidiaries (collectively, the "Insurance Group"); non-insurance subsidiaries, principally Alliance, an investment advisory subsidiary, and EREIM, a real estate investment management subsidiary; and those partnerships and joint ventures in which Equitable Life or its subsidiaries has control and a majority economic interest (collectively, including its consolidated subsidiaries, the "Company"). The Company's investment in DLJ is reported on the equity basis of accounting. Closed Block assets and liabilities and results of operations are presented in the consolidated financial statements as single line items (see Note 6). Unless specifically stated, all disclosures contained herein supporting the consolidated financial statements exclude the Closed Block related amounts.

        The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

        All significant intercompany transactions and balances have been eliminated in consolidation other than intercompany transactions and balances with the Closed Block and the discontinued Guaranteed Interest Contract ("GIC") Segment (see Note 7).

        The years "1996," "1995" and "1994" refer to the years ended December 31, 1996, 1995 and 1994, respectively.

        Certain reclassifications have been made in the amounts presented for prior periods to conform these periods with the 1996 presentation.

        Closed Block
        ------------

        As of July 22, 1992, Equitable Life established the Closed Block for the benefit of certain classes of individual participating policies for which Equitable Life had a dividend scale payable in 1991 and which were in force on that date. Assets were allocated to the Closed Block in an amount which, together with anticipated revenues from policies included in the Closed Block, was reasonably expected to be sufficient to support such business, including provision for payment of claims, certain expenses and taxes, and for continuation of dividend scales payable in 1991, assuming the experience underlying such scales continues.

        Assets allocated to the Closed Block inure solely to the benefit of the holders of policies included in the Closed Block and will not revert to the benefit of the Holding Company. The plan of demutualization prohibits the reallocation, transfer, borrowing or lending of assets between the Closed Block and other portions of Equitable Life's General Account, any of its Separate Accounts or to any affiliate of Equitable Life without the approval of the New York Superintendent of Insurance (the "Superintendent"). Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account. The excess of Closed Block liabilities over Closed Block assets represents the expected future post-tax contribution from the Closed Block which would be recognized in income over the period the policies and contracts in the Closed Block remain in force.

        Discontinued Operations
        -----------------------

        In 1991, the Company's management adopted a plan to discontinue the business operations of the GIC Segment, consisting of the Group Non-Participating Wind-Up Annuities ("Wind-Up Annuities") and Guaranteed Interest Contract ("GIC") lines of business. The Company established a pre-tax provision for the estimated future losses of the GIC line of business and a premium deficiency reserve for the Wind-Up Annuities. Subsequent losses incurred have been charged to the two loss provisions. Management reviews the adequacy of the allowance and reserve each quarter. During the fourth quarter 1996 review, management determined it was necessary to increase the allowance for expected future losses of the GIC Segment. Management believes the loss provisions for GIC contracts and Wind-Up Annuities at December 31, 1996 are adequate to provide for all future losses; however, the determination of loss provisions continues to involve numerous estimates and subjective judgments regarding the expected performance of discontinued operations investment assets. There can be no assurance the losses provided for will not differ from the losses ultimately realized (See Note 7).

        Accounting Changes
        ------------------

        In 1996, the Company changed its method of accounting for long-duration participating life insurance contracts, primarily within the Closed Block, in accordance with the provisions prescribed by Statement of Financial Accounting Standards ("SFAS") No. 120, "Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long-Duration Participating Contracts". The effect of this change, including the impact on the Closed Block, was to increase earnings from continuing operations before cumulative effect of accounting change by $19.2 million, net of Federal income taxes of $10.3 million for 1996. The financial statements for 1995 and 1994 have been retroactively restated for the change which resulted in an increase (decrease) in earnings before cumulative effect of accounting change of $15.2 million, net of Federal income taxes of $8.2 million, and $(2.6) million, net of Federal income tax benefit of $1.0 million, respectively. Shareholder's equity increased $199.1 million as of January 1, 1994 for the effect of retroactive application of the new method. (See "Deferred Policy Acquisition Costs," "Policyholders' Account Balances and Future Policy Benefits" and Note 6.)

        The Company implemented SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of," as of January 1, 1996. The statement requires long-lived assets and certain identifiable intangibles be reviewed for impairment whenever events or changes in circumstances indicate the carrying value of such assets may not be recoverable. Effective with SFAS No. 121's adoption, impaired real estate is written down to fair value with the impairment loss being included in investment gains (losses), net. Before implementing SFAS No. 121, valuation allowances on real estate held for the production of income were computed using the forecasted cash flows of the respective properties discounted at a rate equal to the Company's cost of funds. The adoption of the statement resulted in the release of valuation allowances of $152.4 million and recognition of impairment losses of $144.0 million on real estate held and used. Real estate which management has committed to disposing of by sale or abandonment is classified as real estate to be disposed of. Valuation allowances on real estate to be disposed of continue to be computed using the lower of estimated fair value or depreciated cost, net of disposition costs. Implementation of the SFAS No. 121 impairment requirements relative to other assets to be disposed of resulted in a charge for the cumulative effect of an accounting change of $23.1 million, net of a Federal income tax benefit of $12.4 million, due to the writedown to fair value of building improvements relating to facilities being vacated beginning in 1996.

        In the first quarter of 1995, the Company adopted SFAS No. 114, "Accounting by Creditors for Impairment of a Loan". This statement applies to all loans, including loans restructured in a troubled debt restructuring involving a modification of terms. This statement addresses the accounting for impairment of a loan by specifying how allowances for credit losses should be determined. Impaired loans within the scope of this statement are measured based on the present value of expected future cash flows discounted at the loan's effective interest rate, at the loan's observable market price or the fair value of the collateral if the loan is collateral dependent. The Company provides for impairment of loans through an allowance for possible losses. The adoption of this statement did not have a material effect on the level of these allowances or on the Company's consolidated statements of earnings and shareholder's equity.

        Beginning coincident with issuance of SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities," implementation guidance in November 1995, the Financial Accounting Standards Board ("FASB") permitted companies a one-time opportunity, through December 31, 1995, to reassess the appropriateness of the classification of all securities held at that time. On December 1, 1995, the Company transferred $4,794.9 million of securities classified as held to maturity to the available for sale portfolio. As a result, consolidated shareholder's equity increased by $149.4 million, net of deferred policy acquisition costs ("DAC"), amounts attributable to participating group annuity contracts and deferred Federal income taxes.

        In the fourth quarter of 1994 (effective as of January 1, 1994), the Company adopted SFAS No. 112, "Employers' Accounting for Postemployment Benefits," which required employers to recognize the obligation to provide postemployment benefits. Implementation of this statement resulted in a charge for the cumulative effect of accounting change of $27.1 million, net of a Federal income tax benefit of $14.6 million.

        New Accounting Pronouncements
        -----------------------------

        The FASB issued SFAS No. 123, "Accounting for Stock-Based Compensation," which permits entities to recognize as expense over the vesting period the fair value of all stock-based awards on the date of grant or, alternatively, to continue to apply the provisions of Accounting Principles Board ("APB") Opinion No. 25, "Accounting for Stock Issued to Employees," and related interpretations. Companies which elect to continue to apply APB Opinion No. 25 must provide pro forma net income disclosures for employee stock option grants made in 1995 and future years as if the fair-value-based method defined in SFAS No. 123 had been applied. The Company accounts for stock option plans sponsored by the Holding Company, DLJ and Alliance in accordance with the provisions of APB Opinion No. 25 (see Note 21).

        In June 1996, the FASB issued SFAS No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities". SFAS No. 125 specifies the accounting and reporting requirements for transfers of financial assets, the recognition and measurement of servicing assets and liabilities and extinguishments of liabilities. SFAS No. 125 is effective for transactions occurring after December 31, 1996 and is to be applied prospectively. In December 1996, the FASB issued SFAS No. 127, "Deferral of the Effective Date of Certain Provisions of FASB Statement No. 125," which defers for one year the effective date of provisions relating to secured borrowings and collateral and transfers of financial assets that are part of repurchase agreements, dollar-roll, securities lending and similar transactions. Management has not yet determined the effect of implementing SFAS No. 125.

        Valuation of Investments
        ------------------------

        Fixed maturities identified as available for sale are reported at estimated fair value. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary.

        Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. Effective with the adoption of SFAS No. 114 on January 1, 1995, the valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or the collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the measurement method used is collateral value. Prior to the adoption of SFAS No. 114, the valuation allowances were based on losses expected by management to be realized on transfers of mortgage loans to real estate (upon foreclosure or in-substance foreclosure), on the disposition or settlement of mortgage loans and on mortgage loans management believed may not be collectible in full. In establishing valuation allowances, management previously considered, among other things the estimated fair value of the underlying collateral.

        Real estate, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at estimated fair value. Impaired real estate is written down to fair value with the impairment loss being included in investment gains (losses) net. Valuation allowances on real estate available for sale are computed using the lower of current estimated fair value or depreciated cost, net of disposition costs. Prior to the adoption of SFAS No. 121, valuation allowances on real estate held for the production of income were computed using the forecasted cash flows of the respective properties discounted at a rate equal to the Company's cost of funds.

        Policy loans are stated at unpaid principal balances.

        Partnerships and joint venture interests in which the Company does not have control and a majority economic interest are reported on the equity basis of accounting and are included either with equity real estate or other equity investments, as appropriate.

        Common stocks are carried at estimated fair value and are included in other equity investments.

        Short-term investments are stated at amortized cost which approximates fair value and are included with other invested assets.

        Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

        All securities are recorded in the consolidated financial statements on a trade date basis.

        Investment Results and Unrealized Investment Gains (Losses)
        -----------------------------------------------------------

        Net investment income and realized investment gains and losses (collectively, "investment results") related to certain participating group annuity contracts which are passed through to the contractholders are reflected as interest credited to policyholders' account balances.

        Realized investment gains and losses are determined by specific identification and are presented as a component of revenue. Valuation allowances are netted against the asset categories to which they apply and changes in the valuation allowances are included in investment gains or losses.

        Unrealized investment gains and losses on fixed maturities available for sale and equity securities held by the Company are accounted for as a separate component of shareholder's equity, net of related deferred Federal income taxes, amounts attributable to the discontinued GIC Segment, participating group annuity contracts, and DAC related to universal life and investment-type products and participating traditional life contracts.

        Recognition of Insurance Income and Related Expenses
        ----------------------------------------------------

        Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

        Premiums from participating and non-participating traditional life and annuity policies with life contingencies generally are recognized as income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

        For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as income when due with any excess profit deferred and recognized in income in a constant relationship to insurance in force or, for annuities, the amount of expected future benefit payments.

        Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

        Deferred Policy Acquisition Costs
        ---------------------------------

        The costs of acquiring new business, principally commissions, underwriting, agency and policy issue expenses, all of which vary with and are primarily related to the production of new business, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

        For universal life products and investment-type products, DAC is amortized over the expected total life of the contract group (periods ranging from 15 to 35 years and 5 to 17 years, respectively) as a constant percentage of estimated gross profits arising principally from investment results, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. The effect on the amortization of DAC of revisions to estimated gross profits is reflected in earnings in the period such estimated gross profits are revised. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to unrealized gains (losses) in consolidated shareholder's equity as of the balance sheet date.

        For participating traditional life policies (substantially all of which are in the Closed Block), DAC is amortized over the expected total life of the contract group (40 years) as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. At December 31, 1996, the expected investment yield ranged from 7.30% grading to 7.68% over 13 years. Estimated gross margin includes anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. Deviations of actual results from estimated experience are reflected in earnings in the period such deviations occur. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to unrealized gains (losses) in consolidated shareholder's equity as of the balance sheet date.

        For non-participating traditional life and annuity policies with life contingencies, DAC is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy.

        For individual health benefit insurance, DAC is amortized over the expected average life of the contracts (10 years for major medical policies and 20 years for disability income ("DI") products) in proportion to anticipated premium revenue at time of issue. In the fourth quarter of 1996, the DAC related to DI contracts issued prior to July 1993 was written off.

        Policyholders' Account Balances and Future Policy Benefits
        ----------------------------------------------------------

        Policyholders' account balances for universal life and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

        For participating traditional life policies, future policy benefit liabilities are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to gross margins over the life of the contract.

        For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Insurance Group's experience which, together with interest and expense assumptions, include a margin for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC is written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.25% to 11.5% for life insurance liabilities and from 2.25% to 13.5% for annuity liabilities.

        During the fourth quarter of 1996, a loss recognition study on participating group annuity contracts and conversion annuities ("Pension Par") was completed which included management's revised estimate of assumptions, including expected mortality and future investment returns. The study's results prompted management to establish a premium deficiency reserve which decreased earnings from continuing operations and net earnings by $47.5 million ($73.0 million pre-tax).

        Individual health benefit liabilities for active lives are estimated using the net level premium method, and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest.

        During the fourth quarter of 1996, the Company completed a loss recognition study of the DI business which incorporated management's revised estimates of future experience with regard to morbidity, investment returns, claims and administration expenses and other factors. The study indicated DAC was not recoverable and the reserves were not sufficient. Earnings from continuing operations and net earnings decreased by $208.0 million ($320.0 million pre-tax) as a result of strengthening DI reserves by $175.0 million and writing off unamortized DAC of $145.0 million. The determination of DI reserves requires making assumptions and estimates relating to a variety of factors, including morbidity and interest rates, claims experience and lapse rates based on then known facts and circumstances. Such factors as claim incidence and termination rates can be affected by changes in the economic, legal and regulatory environments and work ethic. While management believes its DI reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

        Claim reserves and associated liabilities for individual disability income and major medical policies were $711.8 million and $639.6 million at December 31, 1996 and 1995, respectively (excluding $175.0 million of reserve strengthening in 1996). Incurred benefits (benefits paid plus changes in claim reserves) and benefits paid for individual DI and major medical policies (excluding $175.0 million of reserve strengthening in 1996) are summarized as follows:

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Incurred benefits related to current year..........  $       189.0       $      176.0       $      188.6
        Incurred benefits related to prior years...........           69.1               67.8               28.7
                                                            -----------------   ----------------   -----------------
        Total Incurred Benefits............................  $       258.1       $      243.8       $      217.3
                                                            =================   ================   =================
        Benefits paid related to current year..............  $        32.6       $       37.0       $       43.7
        Benefits paid related to prior years...............          153.3              137.8              132.3
                                                            -----------------   ----------------   -----------------
        Total Benefits Paid................................  $       185.9       $      174.8       $      176.0
                                                            =================   ================   =================

        Policyholders' Dividends
        ------------------------

        The amount of policyholders' dividends to be paid (including those on policies included in the Closed Block) is determined annually by Equitable Life's Board of Directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by Equitable Life.

        Equitable Life is subject to limitations on the amount of statutory profits which can be retained with respect to certain classes of individual participating policies that were in force on July 22, 1992 which are not included in the Closed Block and with respect to participating policies issued subsequent to July 22, 1992. Excess statutory profits, if any, will be distributed over time to such policyholders and will not be available to Equitable Life's shareholder. Earnings in excess of limitations, if any, would be accrued as policyholders' dividends.

        At December 31, 1996, participating policies, including those in the Closed Block, represent approximately 24.2% ($52.3 billion) of directly written life insurance in force, net of amounts ceded.

        Federal Income Taxes
        --------------------

        The Company files a consolidated Federal income tax return with the Holding Company and its non-life insurance subsidiaries. Current Federal income taxes were charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities were recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

        Separate Accounts
        -----------------

        Separate Accounts are established in conformity with the New York State Insurance Law and generally are not chargeable with liabilities that arise from any other business of the Insurance Group. Separate Accounts assets are subject to General Account claims only to the extent the value of such assets exceeds the Separate Accounts liabilities.

        Assets and liabilities of the Separate Accounts, representing net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders, and for which the Insurance Group does not bear the investment risk, are shown as separate captions in the consolidated balance sheets. The Insurance Group bears the investment risk on assets held in one Separate Account, therefore, such assets are carried on the same basis as similar assets held in the General Account portfolio. Assets held in the other Separate Accounts are carried at quoted market values or, where quoted values are not available, at estimated fair values as determined by the Insurance Group.

        The investment results of Separate Accounts on which the Insurance Group does not bear the investment risk are reflected directly in Separate Accounts liabilities. For 1996, 1995 and 1994, investment results of such Separate Accounts were $2,970.6 million, $1,963.2 million and $665.2 million, respectively.

        Deposits to Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all Separate Accounts are included in revenues.

 3)     INVESTMENTS

        The following tables provide additional information relating to fixed maturities and equity securities:

                                                                        GROSS               GROSS
                                                   AMORTIZED          UNREALIZED         UNREALIZED         ESTIMATED
                                                      COST              GAINS              LOSSES           FAIR VALUE
                                                -----------------  -----------------   ----------------   ---------------
                                                                             (IN MILLIONS)
        DECEMBER 31, 1996
        -----------------
        Fixed Maturities:
          Available for Sale:
            Corporate..........................  $    13,645.2      $       451.5       $      121.0       $   13,975.7
            Mortgage-backed....................        2,015.9               11.2               20.3            2,006.8
            U.S. Treasury securities and
              U.S. government and
              agency securities................        1,539.4               39.2               19.3            1,559.3
            States and political subdivisions..           77.0                4.5                -                 81.5
            Foreign governments................          302.6               18.0                2.2              318.4
            Redeemable preferred stock.........          139.1                3.3                7.1              135.3
                                                -----------------  -----------------   ----------------   ---------------
        Total Available for Sale...............  $    17,719.2      $       527.7       $      169.9       $   18,077.0
                                                =================  =================   ================   ===============
        Equity Securities:
          Common stock.........................  $        98.7      $        49.3       $       17.7       $      130.3
                                                =================  =================   ================   ===============

        December 31, 1995
        -----------------
        Fixed Maturities:
          Available for Sale:
            Corporate..........................  $    10,910.7      $       617.6       $      118.1       $   11,410.2
            Mortgage-backed....................        1,838.0               31.2                1.2            1,868.0
            U.S. Treasury securities and
              U.S. government and
              agency securities................        2,257.0               77.8                4.1            2,330.7
            States and political subdivisions..           45.7                5.2                -                 50.9
            Foreign governments................          124.5               11.0                 .2              135.3
            Redeemable preferred stock.........          108.1                5.3                8.6              104.8
                                                -----------------  -----------------   ----------------   ---------------
        Total Available for Sale...............  $    15,284.0      $       748.1       $      132.2       $   15,899.9
                                                =================  =================   ================   ===============
        Equity Securities:
          Common stock.........................  $        97.3      $        49.1       $       18.0       $      128.4
                                                =================  =================   ================   ===============

        For publicly traded fixed maturities and equity securities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable market value, the Company has determined an estimated fair value using a discounted cash flow approach, including provisions for credit risk, generally based upon the assumption such securities will be held to maturity. Estimated fair value for equity securities, substantially all of which do not have a readily ascertainable market value, has been determined by the Company. Such estimated fair values do not necessarily represent the values for which these securities could have been sold at the dates of the consolidated balance sheets. At December 31, 1996 and 1995, securities without a readily ascertainable market value having an amortized cost of $3,915.7 million and $3,748.9 million, respectively, had estimated fair values of $4,024.6 million and $3,981.8 million, respectively.

        The contractual maturity of bonds at December 31, 1996 is shown below:

                                                   AVAILABLE FOR SALE
                                           ------------------------------------
                                              AMORTIZED          ESTIMATED
                                                COST             FAIR VALUE
                                           ----------------   -----------------
                                                      (IN MILLIONS)

        Due in one year or less...........  $      539.6       $      542.5
        Due in years two through five.....       2,776.2            2,804.0
        Due in years six through ten......       6,044.7            6,158.1
        Due after ten years...............       6,203.7            6,430.3
        Mortgage-backed securities........       2,015.9            2,006.8
                                           ----------------   -----------------
        Total.............................  $   17,580.1       $   17,941.7
                                           ================   =================

        Bonds not due at a single maturity date have been included in the above table in the year of final maturity. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

        The Insurance Group's fixed maturity investment portfolio includes corporate high yield securities consisting of public high yield bonds, redeemable preferred stocks and directly negotiated debt in leveraged buyout transactions. The Insurance Group seeks to minimize the higher than normal credit risks associated with such securities by monitoring the total investments in any single issuer or total investment in a particular industry group. Certain of these corporate high yield securities are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa or National Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 1996, approximately 14.20% of the $17,563.7 million aggregate amortized cost of bonds held by the Insurance Group were considered to be other than investment grade.

        In addition to its holdings of corporate high yield securities, the Insurance Group is an equity investor in limited partnership interests which primarily invest in securities considered to be other than investment grade.

        The Company has restructured or modified the terms of certain fixed maturity investments. The fixed maturity portfolio includes amortized costs of $5.5 million and $15.9 million at December 31, 1996 and 1995, respectively, of such restructured securities. These amounts include fixed maturities which are in default as to principal and/or interest payments, are to be restructured pursuant to commenced negotiations or where the borrowers went into bankruptcy subsequent to acquisition (collectively, "problem fixed maturities") of $2.2 million and $1.6 million as of December 31, 1996 and 1995, respectively. Gross interest income that would have been recorded in accordance with the original terms of restructured fixed maturities amounted to $1.4 million, $3.0 million and $7.5 million in 1996, 1995 and 1994, respectively. Gross interest income on these fixed maturities included in net investment income aggregated $1.3 million, $2.9 million and $6.8 million in 1996, 1995 and 1994, respectively.

        Investment valuation allowances and changes thereto are shown below:

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Balances, beginning of year........................  $       325.3       $      284.9       $      355.6
        SFAS No. 121 release...............................         (152.4)               -                  -
        Additions charged to income........................          125.0              136.0               51.0
        Deductions for writedowns and
          asset dispositions...............................         (160.8)             (95.6)            (121.7)
                                                            -----------------   ----------------   -----------------
        Balances, End of Year..............................  $       137.1       $      325.3       $      284.9
                                                            =================   ================   =================
        Balances, end of year comprise:
          Mortgage loans on real estate....................  $        50.4       $       65.5       $       64.2
          Equity real estate...............................           86.7              259.8              220.7
                                                            -----------------   ----------------   -----------------
        Total..............................................  $       137.1       $      325.3       $      284.9
                                                            =================   ================   =================

        At December 31, 1996, the carrying values of investments held for the production of income which were non-income producing for the twelve months preceding the consolidated balance sheet date were $25.0 million of fixed maturities and $2.6 million of mortgage loans on real estate.

        At December 31, 1996 and 1995, mortgage loans on real estate with scheduled payments 60 days (90 days for agricultural mortgages) or more past due or in foreclosure (collectively, "problem mortgage loans on real estate") had an amortized cost of $12.4 million (0.4% of total mortgage loans on real estate) and $87.7 million (2.4% of total mortgage loans on real estate), respectively.

        The payment terms of mortgage loans on real estate may from time to time be restructured or modified. The investment in restructured mortgage loans on real estate, based on amortized cost, amounted to $388.3 million and $531.5 million at December 31, 1996 and 1995, respectively. These amounts include $1.0 million and $3.8 million of problem mortgage loans on real estate at December 31, 1996 and 1995, respectively. Gross interest income on restructured mortgage loans on real estate that would have been recorded in accordance with the original terms of such loans amounted to $35.5 million, $52.1 million and $44.9 million in 1996, 1995 and 1994, respectively. Gross interest income on these loans included in net investment income aggregated $28.2 million, $37.4 million and $32.8 million in 1996, 1995 and 1994, respectively.

        Impaired mortgage loans (as defined under SFAS No. 114) along with the related provision for losses were as follows:

                                                                                         DECEMBER 31,
                                                                            ----------------------------------------
                                                                                   1996                 1995
                                                                            -------------------  -------------------
                                                                                         (IN MILLIONS)

        Impaired mortgage loans with provision for losses..................  $        340.0       $        310.1
        Impaired mortgage loans with no provision for losses...............           122.3                160.8
                                                                            -------------------  -------------------
        Recorded investment in impaired mortgage loans.....................           462.3                470.9
        Provision for losses...............................................            46.4                 62.7
                                                                            -------------------  -------------------
        Net Impaired Mortgage Loans........................................  $        415.9       $        408.2
                                                                            ===================  ===================

        Impaired mortgage loans with no provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

        During 1996 and 1995, respectively, the Company's average recorded investment in impaired mortgage loans was $552.1 million and $429.0 million. Interest income recognized on these impaired mortgage loans totaled $38.8 million and $27.9 million for 1996 and 1995, respectively, including $17.9 million and $13.4 million recognized on a cash basis.

        The Insurance Group's investment in equity real estate is through direct ownership and through investments in real estate joint ventures. At December 31, 1996 and 1995, the carrying value of equity real estate available for sale amounted to $345.6 million and $255.5 million, respectively. For 1996, 1995 and 1994, respectively, real estate of $58.7 million, $35.3 million and $189.8 million was acquired in satisfaction of debt. At December 31, 1996 and 1995, the Company owned $771.7 million and $862.7 million, respectively, of real estate acquired in satisfaction of debt.

        Depreciation of real estate is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years. Accumulated depreciation on real estate was $587.5 million and $662.4 million at December 31, 1996 and 1995, respectively. Depreciation expense on real estate totaled $91.8 million, $121.7 million and $117.0 million for 1996, 1995 and 1994, respectively. As a result of the implementation of SFAS No. 121, during 1996 no depreciation expense has been recorded on real estate available for sale.

 4)     JOINT VENTURES AND PARTNERSHIPS

        Summarized combined financial information of real estate joint ventures (34 and 38 individual ventures as of December 31, 1996 and 1995, respectively) and of limited partnership interests accounted for under the equity method, in which the Company has an investment of $10.0 million or greater and an equity interest of 10% or greater is as follows:

                                                                                           DECEMBER 31,
                                                                                ------------------------------------
                                                                                     1996                1995
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)
        FINANCIAL POSITION
        Investments in real estate, at depreciated cost........................  $    1,883.7       $    2,684.1
        Investments in securities, generally at estimated fair value...........       2,430.6            2,459.8
        Cash and cash equivalents..............................................          98.0              489.1
        Other assets...........................................................         427.0              270.8
                                                                                ----------------   -----------------
        Total assets...........................................................       4,839.3            5,903.8
                                                                                ----------------   -----------------
        Borrowed funds - third party...........................................       1,574.3            1,782.3
        Borrowed funds - the Company...........................................         137.9              220.5
        Other liabilities......................................................         415.8              593.9
                                                                                ----------------   -----------------
        Total liabilities......................................................       2,128.0            2,596.7
                                                                                ----------------   -----------------

        Partners' Capital......................................................  $    2,711.3       $    3,307.1
                                                                                ================   =================

        Equity in partners' capital included above.............................  $      806.8       $      902.2
        Equity in limited partnership interests not included above.............         201.8              212.8
        Other..................................................................           9.8                8.9
                                                                                ----------------   -----------------
        Carrying Value.........................................................  $    1,018.4       $    1,123.9
                                                                                ================   =================

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        STATEMENTS OF EARNINGS
        Revenues of real estate joint ventures.............  $       348.9       $      463.5       $      537.7
        Revenues of other limited partnership interests....          386.1              242.3              103.4
        Interest expense - third party.....................         (111.0)            (135.3)            (114.9)
        Interest expense - the Company.....................          (30.0)             (41.0)             (36.9)
        Other expenses.....................................         (282.5)            (397.7)            (430.9)
                                                            -----------------   ----------------   -----------------
        Net Earnings.......................................  $       311.5       $      131.8       $       58.4
                                                            =================   ================   =================
        Equity in net earnings included above..............  $        73.9       $       49.1       $       18.9
        Equity in net earnings of limited partnerships
          interests not included above.....................           35.8               44.8               25.3
        Other..............................................             .9                1.0                1.8
                                                            -----------------   ----------------   -----------------
        Total Equity in Net Earnings.......................  $       110.6       $       94.9       $       46.0
                                                            =================   ================   =================

 5)     NET INVESTMENT INCOME AND INVESTMENT GAINS (LOSSES)

        The sources of net investment income are summarized as follows:

                                                   1996               1995                1994
                                             -----------------   ----------------   -----------------
                                                                  (IN MILLIONS)

        Fixed maturities....................  $     1,307.4       $    1,151.1       $    1,036.5
        Mortgage loans on real estate.......          303.0              329.0              385.7
        Equity real estate..................          442.4              560.4              561.8
        Other equity investments............           94.3               76.9               36.1
        Policy loans........................          160.3              144.4              122.7
        Other investment income.............          217.4              273.0              322.4
                                             -----------------   ----------------   -----------------

          Gross investment income...........        2,524.8            2,534.8            2,465.2
                                             -----------------   ----------------   -----------------

          Investment expenses...............          348.9              446.6              466.6
                                             -----------------   ----------------   -----------------

        Net Investment Income...............  $     2,175.9       $    2,088.2       $    1,998.6
                                             =================   ================   =================

        Investment gains (losses), net, including changes in the valuation allowances, are summarized as follows:

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Fixed maturities...................................  $        60.5       $      119.9       $      (14.3)
        Mortgage loans on real estate......................          (27.3)             (40.2)             (43.1)
        Equity real estate.................................          (79.7)             (86.6)              20.6
        Other equity investments...........................           18.9               12.8               75.9
        Issuance and sales of Alliance Units...............           20.6                -                 52.4
        Other..............................................           (2.8)               (.6)                .3
                                                            -----------------   ----------------   -----------------
        Investment (Losses) Gains, Net.....................  $        (9.8)      $        5.3       $       91.8
                                                            =================   ================   =================

        Writedowns of fixed maturities amounted to $29.9 million, $46.7 million and $30.8 million for 1996, 1995 and 1994, respectively, and writedowns of equity real estate subsequent to the adoption of SFAS No. 121 amounted to $23.7 million for the year ended December 31, 1996.

        For 1996, 1995 and 1994, respectively, proceeds received on sales of fixed maturities classified as available for sale amounted to $8,353.5 million, $8,206.0 million and $5,253.9 million. Gross gains of $154.2 million, $211.4 million and $65.2 million and gross losses of $92.7 million, $64.2 million and $50.8 million, respectively, were realized on these sales. The change in unrealized investment (losses) gains related to fixed maturities classified as available for sale for 1996, 1995 and 1994 amounted to $(258.0) million, $1,077.2 million and $(742.2) million, respectively.

        During each of 1995 and 1994, one security classified as held to maturity was sold. During the eleven months ended November 30, 1995 and the year ended December 31, 1994, respectively, twelve and six securities so classified were transferred to the available for sale portfolio. All actions were taken as a result of a significant deterioration in creditworthiness. The aggregate amortized costs of the securities sold were $1.0 million and $19.9 million with a related investment gain of $-0- million and $.8 million recognized in 1995 and 1994, respectively; the aggregate amortized cost of the securities transferred was $116.0 million and $42.8 million with gross unrealized investment losses of $3.2 million and $3.1 million charged to consolidated shareholder's equity for the eleven months ended November 30, 1995 and the year ended December 31,

        1994, respectively. On December 1, 1995, the Company transferred $4,794.9 million of securities classified as held to maturity to the available for sale portfolio. As a result, unrealized gains on fixed maturities increased $395.6 million, offset by DAC of $126.5 million, amounts attributable to participating group annuity contracts of $39.2 million and deferred Federal income taxes of $80.5 million.

        For 1996, 1995 and 1994, investment results passed through to certain participating group annuity contracts as interest credited to policyholders' account balances amounted to $136.7 million, $131.2 million and $175.8 million, respectively.

        In 1996, Alliance acquired the business of Cursitor-Eaton Asset Management Company and Cursitor Holdings Limited (collectively, "Cursitor") for approximately $159.0 million. The purchase price consisted of $94.3 million in cash, 1.8 million of Alliance's publicly traded units ("Alliance Units"), 6% notes aggregating $21.5 million payable ratably over four years, and substantial additional consideration which will be determined at a later date. The excess of the purchase price, including acquisition costs and minority interest, over the fair value of Cursitor's net assets acquired resulted in the recognition of intangible assets consisting of costs assigned to contracts acquired and goodwill of approximately $122.8 million and $38.3 million, respectively, which are being amortized over the estimated useful lives of 20 years. The Company recognized an investment gain of $20.6 million as a result of the issuance of Alliance Units in this transaction. At December 31, 1996, the Company's ownership of Alliance Units was approximately 57.3%.

        In 1994, Alliance sold 4.96 million newly issued Alliance Units to third parties at prevailing market prices. The Company continues to hold its 1% general partnership interest in Alliance. The Company recognized an investment gain of $52.4 million as a result of these transactions.

        Net unrealized investment gains (losses), included in the consolidated balance sheets as a component of equity and the changes for the corresponding years, are summarized as follows:

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Balance, beginning of year as restated.............  $       396.5       $     (220.5)      $      144.6
        Changes in unrealized investment (losses) gains....         (297.6)           1,198.9             (856.7)
        Changes in unrealized investment losses
          (gains) attributable to:
            Participating group annuity contracts..........            -                (78.1)              40.8
            DAC............................................           42.3             (216.8)             273.6
            Deferred Federal income taxes..................           48.7             (287.0)             177.2
                                                            -----------------   ----------------   -----------------
        Balance, End of Year...............................  $       189.9       $      396.5       $     (220.5)
                                                            =================   ================   =================
        Balance, end of year comprises:
          Unrealized investment gains (losses) on:
            Fixed maturities...............................  $       357.8       $      615.9       $     (461.3)
            Other equity investments.......................           31.6               31.1                7.7
            Other, principally Closed Block................           53.1               93.1               (5.1)
                                                            -----------------   ----------------   -----------------
              Total........................................          442.5              740.1             (458.7)
          Amounts of unrealized investment (gains)
            losses attributable to:
              Participating group annuity contracts........          (72.2)             (72.2)               5.9
              DAC..........................................          (52.0)             (94.3)             122.4
              Deferred Federal income taxes................         (128.4)            (177.1)             109.9
                                                            -----------------   ----------------   -----------------
        Total..............................................  $       189.9       $      396.5       $     (220.5)
                                                            =================   ================   =================

 6)     CLOSED BLOCK

        Summarized financial information of the Closed Block follows:

                                                                                     DECEMBER 31,
                                                                         --------------------------------------
                                                                               1996                 1995
                                                                         -----------------    -----------------
                                                                                     (IN MILLIONS)
        Assets
        Fixed Maturities:
          Available for sale, at estimated fair value (amortized cost,
            $3,820.7 and $3,662.8)......................................  $    3,889.5         $    3,896.2
        Mortgage loans on real estate...................................       1,380.7              1,368.8
        Policy loans....................................................       1,765.9              1,797.2
        Cash and other invested assets..................................         336.1                440.9
        DAC.............................................................         876.5                792.6
        Other assets....................................................         246.3                286.4
                                                                         -----------------    -----------------
        Total Assets....................................................  $    8,495.0         $    8,582.1
                                                                         =================    =================

        Liabilities
        Future policy benefits and policyholders' account balances......  $    8,999.7         $    8,923.5
        Other liabilities...............................................          91.6                297.9
                                                                         -----------------    -----------------
        Total Liabilities...............................................  $    9,091.3         $    9,221.4
                                                                         =================    =================

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Revenues
        Premiums and other revenue.........................  $       724.8       $      753.4       $      798.1
        Investment income (net of investment
          expenses of $27.3, $26.7 and $19.0)..............          546.6              538.9              523.0
        Investment losses, net.............................           (5.5)             (20.2)             (24.0)
                                                            -----------------   ----------------   -----------------
              Total revenues...............................        1,265.9            1,272.1            1,297.1
                                                            -----------------   ----------------   -----------------
        Benefits and Other Deductions
        Policyholders' benefits and dividends..............        1,106.3            1,077.6            1,121.6
        Other operating costs and expenses.................           34.6               51.3               38.5
                                                            -----------------   ----------------   -----------------
              Total benefits and other deductions..........        1,140.9            1,128.9            1,160.1
                                                            -----------------   ----------------   -----------------
        Contribution from the Closed Block.................  $       125.0       $      143.2       $      137.0
                                                            =================   ================   =================

        In the fourth quarter of 1996, the Company adopted SFAS No. 120, which prescribes the accounting for individual participating life insurance contracts, most of which are included in the Closed Block. The implementation of SFAS No. 120 resulted in an increase (decrease) in the contribution from the Closed Block of $27.5 million, $18.8 million and $(14.0) million in 1996, 1995 and 1994, respectively.

        The fixed maturity portfolio, based on amortized cost, includes $.4 million and $4.3 million at December 31, 1996 and 1995, respectively, of restructured securities which includes problem fixed maturities of $.3 million and $1.9 million, respectively.

        During the eleven months ended November 30, 1995, one security classified as held to maturity was sold and ten securities classified as held to maturity were transferred to the available for sale portfolio. All actions resulted from significant deterioration in creditworthiness. The amortized cost of the security sold was $4.2 million. The aggregate amortized cost of the securities transferred was $81.3 million with gross unrealized investment losses of $.1 million transferred to equity. At December 1, 1995, $1,750.7 million of securities classified as held to maturity were transferred to the available for sale portfolio. As a result, unrealized gains of $88.5 million on fixed maturities were recognized, offset by DAC amortization of $52.6 million.

        At December 31, 1996 and 1995, problem mortgage loans on real estate had an amortized cost of $4.3 million and $36.5 million, respectively, and mortgage loans on real estate for which the payment terms have been restructured had an amortized cost of $114.2 million and $137.7 million, respectively. At December 31, 1996 and 1995, the restructured mortgage loans on real estate amount included $.7 million and $8.8 million, respectively, of problem mortgage loans on real estate.

        Impaired mortgage loans (as defined under SFAS No. 114) along with the related provision for losses were as follows:

                                                                              DECEMBER 31,
                                                                   ------------------------------------
                                                                        1996                1995
                                                                   ----------------   -----------------
                                                                              (IN MILLIONS)

        Impaired mortgage loans with provision for losses.........  $       128.1      $       106.8
        Impaired mortgage loans with no provision for losses......             .6               10.1
                                                                   ----------------   -----------------
        Recorded investment in impaired mortgages.................          128.7              116.9
        Provision for losses......................................           12.9               17.9
                                                                   ----------------   -----------------
        Net Impaired Mortgage Loans...............................  $       115.8      $        99.0
                                                                   ================   =================

        During 1996 and 1995, respectively, the Closed Block's average recorded investment in impaired mortgage loans was $153.8 million and $146.9 million, respectively. Interest income recognized on these impaired mortgage loans totaled $10.9 million and $5.9 million for 1996 and 1995, respectively, including $4.7 million and $1.3 million recognized on a cash basis.

        Valuation allowances amounted to $13.8 million and $18.4 million on mortgage loans on real estate and $3.7 million and $4.3 million on equity real estate at December 31, 1996 and 1995, respectively. Writedowns of fixed maturities amounted to $12.8 million, $16.8 million and $15.9 million for 1996, 1995 and 1994, respectively. As of January 1, 1996, the adoption of SFAS No. 121 resulted in the recognition of impairment losses of $5.6 million on real estate held and used.

        Many expenses related to Closed Block operations are charged to operations outside of the Closed Block; accordingly, the contribution from the Closed Block does not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

 7)     DISCONTINUED OPERATIONS

        Summarized financial information of the GIC Segment follows:

                                                             DECEMBER 31,
                                                 --------------------------------------
                                                       1996                 1995
                                                 -----------------    -----------------
                                                             (IN MILLIONS)
        Assets
        Mortgage loans on real estate...........  $    1,111.1         $    1,485.8
        Equity real estate......................         925.6              1,122.1
        Other invested assets...................         474.0                665.2
        Other assets............................         226.1                579.3
                                                 -----------------    -----------------
        Total Assets............................  $    2,736.8         $    3,852.4
                                                 =================    =================

        Liabilities
        Policyholders' liabilities..............  $    1,335.9         $    1,399.8
        Allowance for future losses.............         262.0                164.2
        Amounts due to continuing operations....         996.2              2,097.1
        Other liabilities.......................         142.7                191.3
                                                 -----------------    -----------------
        Total Liabilities.......................  $    2,736.8         $    3,852.4
                                                 =================    =================

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Revenues
        Investment income (net of investment expenses
          of $127.5, $153.1 and $183.3)....................  $       245.4       $      323.6       $      394.3
        Investment (losses) gains, net.....................          (18.9)             (22.9)              26.8
        Policy fees, premiums and other income.............             .2                 .7                 .4
                                                            -----------------   ----------------   -----------------
        Total revenues.....................................          226.7              301.4              421.5
        Benefits and other deductions......................          250.4              326.5              443.2
        Losses charged to allowance for future losses......          (23.7)             (25.1)             (21.7)
                                                            -----------------   ----------------   -----------------
        Pre-tax loss from operations.......................            -                  -                  -
        Pre-tax loss from strengthening of the
          allowance for future losses......................         (129.0)               -                  -
        Federal income tax benefit.........................           45.2                -                  -
                                                            -----------------   ----------------   -----------------
        Loss from Discontinued Operations..................  $       (83.8)      $        -         $        -
                                                            =================   ================   =================

        In 1991, management adopted a plan to discontinue the business operations of the GIC Segment consisting of group non-participating Wind-Up Annuities and the GIC lines of business. The loss allowance and premium deficiency reserve of $569.6 million provided for in 1991 were based on management's best judgment at that time.

        The Company's quarterly process for evaluating the loss provisions applies the current period's results of the discontinued operations against the allowance, re-estimates future losses, and adjusts the provisions, if appropriate. Additionally, as part of the Company's annual planning process which takes place in the fourth quarter of each year, investment and benefit cash flow projections are prepared. These updated assumptions and estimates resulted in the need to strengthen the loss provisions by $129.0 million, resulting in a post-tax charge of $83.8 million to discontinued operations' results in the fourth quarter of 1996.

        Management believes the loss provisions for Wind-Up Annuities and GIC contracts at December 31, 1996 are adequate to provide for all future losses; however, the determination of loss provisions continues to involve numerous estimates and subjective judgments regarding the expected performance of discontinued operations investment assets. There can be no assurance the losses provided for will not differ from the losses ultimately realized. To the extent actual results or future projections of the discontinued operations differ from management's current best estimates and assumptions underlying the loss provisions, the difference would be reflected in the consolidated statements of earnings in discontinued operations. In particular, to the extent income, sales proceeds and holding periods for equity real estate differ from management's previous assumptions, periodic adjustments to the loss provisions are likely to result.

        In January 1995, continuing operations transferred $1,215.4 million in cash to the GIC Segment in settlement of its obligation to provide assets to fund the accumulated deficit of the GIC Segment. Subsequently, the GIC Segment remitted $1,155.4 million in cash to continuing operations in partial repayment of borrowings by the GIC Segment. No gains or losses were recognized on these transactions. Amounts due to continuing operations at December 31, 1996, consisted of $1,080.0 million borrowed by the discontinued GIC Segment offset by $83.8 million representing an obligation of continuing operations to provide assets to fund the accumulated deficit of the GIC Segment.

        Investment income included $88.2 million of interest income for 1994 on amounts due from continuing operations. Benefits and other deductions include $114.3 million, $154.6 million and $219.7 million of interest expense related to amounts borrowed from continuing operations in 1996, 1995 and 1994, respectively.

        Valuation allowances amounted to $9.0 million and $19.2 million on mortgage loans on real estate and $20.4 million and $77.9 million on equity real estate at December 31, 1996 and 1995, respectively. As of January 1, 1996, the adoption of SFAS No. 121 resulted in a release of existing valuation allowances of $71.9 million on equity real estate and recognition of impairment losses of $69.8 million on real estate held and used. Writedowns of fixed maturities amounted to $1.6 million, $8.1 million and $17.8 million for 1996, 1995 and 1994, respectively and writedowns of equity real estate subsequent to the adoption of SFAS No. 121 amounted to $12.3 million for 1996.

        The fixed maturity portfolio, based on amortized cost, includes $6.2 million and $15.1 million at December 31, 1996 and 1995, respectively, of restructured securities. These amounts include problem fixed maturities of $.5 million and $6.1 million at December 31, 1996 and 1995, respectively.

        At December 31, 1996 and 1995, problem mortgage loans on real estate had amortized costs of $7.9 million and $35.4 million, respectively, and mortgage loans on real estate for which the payment terms have been restructured had amortized costs of $208.1 million and $289.3 million, respectively.

        Impaired mortgage loans (as defined under SFAS No. 114) along with the related provision for losses were as follows:

                                                                            DECEMBER 31,
                                                                 ------------------------------------
                                                                      1996                1995
                                                                 ----------------   -----------------
                                                                            (IN MILLIONS)
        Impaired mortgage loans with provision for losses.......  $        83.5      $       105.1
        Impaired mortgage loans with no provision for losses....           15.0               18.2
                                                                 ----------------   -----------------
        Recorded investment in impaired mortgages...............           98.5              123.3
        Provision for losses....................................            8.8               17.7
                                                                 ----------------   -----------------
        Net Impaired Mortgage Loans.............................  $        89.7      $       105.6
                                                                 ================   =================

        During 1996 and 1995, the GIC Segment's average recorded investment in impaired mortgage loans was $134.8 million and $177.4 million, respectively. Interest income recognized on these impaired mortgage loans totaled $10.1 million and $4.5 million for 1996 and 1995, respectively, including $7.5 million and $.4 million recognized on a cash basis.

        At December 31, 1996 and 1995, the GIC Segment had $263.0 million and $310.9 million, respectively, of real estate acquired in satisfaction of debt.

8)      SHORT-TERM AND LONG-TERM DEBT

        Short-term and long-term debt consists of the following:

                                                                        DECEMBER 31,
                                                            --------------------------------------
                                                                  1996                 1995
                                                            -----------------    -----------------
                                                                        (IN MILLIONS)

        Short-term debt....................................  $      174.1         $        -
                                                            -----------------    -----------------
        Long-term debt:
        Equitable Life:
          6.95% surplus notes scheduled to mature 2005.....         399.4                399.3
          7.70% surplus notes scheduled to mature 2015.....         199.6                199.6
          Eurodollar notes, 10.5% due 1997.................           -                   76.2
          Zero coupon note, 11.25% due 1997................           -                  120.1
          Other............................................            .5                 16.3
                                                            -----------------    -----------------
              Total Equitable Life.........................         599.5                811.5
                                                            -----------------    -----------------
        Wholly Owned and Joint Venture Real Estate:
          Mortgage notes, 4.92% - 12.50% due through 2006..         968.6              1,084.4
                                                            -----------------    -----------------
        Alliance:
          Other............................................          24.7                  3.4
                                                            -----------------    -----------------
        Total long-term debt...............................       1,592.8              1,899.3
                                                            -----------------    -----------------
        Total Short-term and Long-term Debt................  $    1,766.9         $    1,899.3
                                                            =================    =================

        Short-term Debt
        ---------------

        Equitable Life has a $350.0 million bank credit facility available to fund short-term working capital needs and to facilitate the securities settlement process. The credit facility consists of two types of borrowing options with varying interest rates. The interest rates are based on external indices dependent on the type of borrowing and at December 31, 1996 range from 5.73% (the London Interbank Offering Rate ("LIBOR") plus 22.5 basis points) to 8.25% (the prime rate). There were no borrowings outstanding under this bank credit facility at December 31, 1996.

        Equitable Life has a commercial paper program with an issue limit of $500.0 million. This program is available for general corporate purposes used to support Equitable Life's liquidity needs and is supported by Equitable Life's existing $350.0 million five-year bank credit facility. There were no borrowings outstanding under this program at December 31, 1996.

        In February 1996, Alliance entered into a new $250.0 million five-year revolving credit facility with a group of banks which replaced its $100.0 million revolving credit facility and its $100.0 million commercial paper back-up revolving credit facility. Under the new revolving credit facility, the interest rate, at the option of Alliance, is a floating rate generally based upon a defined prime rate, a rate related to the LIBOR or the Federal Funds rate. A facility fee is payable on the total facility. The revolving credit facility will be used to provide back-up liquidity for commercial paper to be used under Alliance's $100.0 million commercial paper program, to fund commission payments to financial intermediaries for the sale of Class B and C shares under Alliance's mutual fund distribution system, and for general working capital purposes. As of December 31, 1996, Alliance had not issued any commercial paper under its $100.0 million commercial paper program and there were no borrowings outstanding under Alliance's revolving credit facility.

        At December 31, 1996, long-term debt expected to mature in 1997 totaling $174.1 million was reclassified as short-term debt.

        Long-term Debt
        --------------

        Several of the long-term debt agreements have restrictive covenants related to the total amount of debt, net tangible assets and other matters. The Company is in compliance with all debt covenants.

        On December 18, 1995, Equitable Life issued, in accordance with Section 1307 of the New York Insurance Law, $400.0 million of surplus notes having an interest rate of 6.95% scheduled to mature in 2005 and $200.0 million of surplus notes having an interest rate of 7.70% scheduled to mature in 2015 (together, the "Surplus Notes"). Proceeds from the issuance of the Surplus Notes were $596.6 million, net of related issuance costs. The unamortized discount on the Surplus Notes was $1.0 million at December 31, 1996. Payments of interest on or principal of the Surplus Notes are subject to prior approval by the Superintendent.

        The Company has pledged real estate, mortgage loans, cash and securities amounting to $1,406.4 million and $1,629.7 million at December 31, 1996 and 1995, respectively, as collateral for certain long-term debt.

        At December 31, 1996, aggregate maturities of the long-term debt based on required principal payments at maturity for 1997 and the succeeding four years are $494.9 million, $316.7 million, $19.7 million, $5.4 million, $0 million, respectively, and $946.7 million thereafter.

 9)     FEDERAL INCOME TAXES

        A summary of the Federal income tax expense (benefit) in the consolidated statements of earnings is shown below:

                                                       1996               1995                1994
                                                 -----------------   ----------------   -----------------
                                                                      (IN MILLIONS)
        Federal income tax expense (benefit):
          Current...............................  $        97.9       $      (11.7)      $        4.0
          Deferred..............................          (88.2)             132.2               96.2
                                                 -----------------   ----------------   -----------------
        Total...................................  $         9.7       $      120.5       $      100.2
                                                 =================   ================   =================

        The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before Federal income taxes and minority interest by the expected Federal income tax rate of 35%. The sources of the difference and the tax effects of each are as follows:

                                                       1996               1995                1994
                                                 -----------------   ----------------   -----------------
                                                                      (IN MILLIONS)
        Expected Federal income tax expense.....  $        73.0       $      173.7       $      154.5
        Non-taxable minority interest...........          (28.6)             (22.0)             (17.6)
        Differential earnings amount............            -                  -                (16.8)
        Adjustment of tax audit reserves........            6.9                4.1               (4.6)
        Equity in unconsolidated subsidiaries...          (32.3)             (19.4)             (12.5)
        Other...................................           (9.3)             (15.9)              (2.8)
                                                 -----------------   ----------------   -----------------
        Federal Income Tax Expense..............  $         9.7       $      120.5       $      100.2
                                                 =================   ================   =================

        Prior to the date of demutualization, Equitable Life reduced its deduction for policyholder dividends by the differential earnings amount. This amount was computed, for each tax year, by multiplying Equitable Life's average equity base, as determined for tax purposes, by an estimate of the excess of an imputed earnings rate for stock life insurance companies over the average mutual life insurance companies' earnings rate. The differential earnings amount for each tax year was subsequently recomputed when actual earnings rates were published by the Internal Revenue Service. As a stock life insurance company, Equitable Life no longer is required to reduce its policyholder dividend deduction by the differential earnings amount, but differential earnings amounts for pre-demutualization years were still being recomputed in 1994.

        The components of the net deferred Federal income tax account are as follows:

                                                       DECEMBER 31, 1996                  December 31, 1995
                                                ---------------------------------  ---------------------------------
                                                    ASSETS         LIABILITIES         Assets         Liabilities
                                                ---------------  ----------------  ---------------   ---------------
                                                                           (IN MILLIONS)
        DAC, reserves and reinsurance..........  $       -        $      166.0      $        -        $     304.4
        Investments............................          -               328.6               -              326.9
        Compensation and related benefits......        259.2               -               293.0              -
        Other..................................          -                 1.8               -               32.3
                                                ---------------  ----------------  ---------------   ---------------
        Total..................................  $     259.2      $      496.4      $      293.0      $     663.6
                                                ===============  ================  ===============   ===============

        The deferred Federal income taxes impacting operations reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The sources of these temporary differences and the tax effects of each are as follows:

                                                     1996               1995                1994
                                               -----------------   ----------------   -----------------
                                                                    (IN MILLIONS)
        DAC, reserves and reinsurance.........  $      (156.2)      $       63.3       $       12.0
        Investments...........................           78.6               13.0               89.3
        Compensation and related benefits.....           22.3               30.8               10.0
        Other.................................          (32.9)              25.1              (15.1)
                                               -----------------   ----------------   -----------------
        Deferred Federal Income Tax
          (Benefit) Expense...................  $       (88.2)      $      132.2       $       96.2
                                               =================   ================   =================

        The Internal Revenue Service is in the process of examining the Holding Company's consolidated Federal income tax returns for the years 1989 through 1991. Management believes these audits will have no material adverse effect on the Company's results of operations.

10)     REINSURANCE AGREEMENTS

        The Insurance Group assumes and cedes reinsurance with other insurance companies. The Insurance Group evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. The effect of reinsurance (excluding group life and health) is summarized as follows:

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Direct premiums....................................  $       461.4       $      474.2       $      476.7
        Reinsurance assumed................................          177.5              171.3              180.5
        Reinsurance ceded..................................          (41.3)             (38.7)             (31.6)
                                                            -----------------   ----------------   -----------------
        Premiums...........................................  $       597.6       $      606.8       $      625.6
                                                            =================   ================   =================
        Universal Life and Investment-type Product
          Policy Fee Income Ceded..........................  $        48.2       $       44.0       $       27.5
                                                            =================   ================   =================
        Policyholders' Benefits Ceded......................  $        54.1       $       48.9       $       20.7
                                                            =================   ================   =================
        Interest Credited to Policyholders' Account
          Balances Ceded...................................  $        32.3       $       28.5       $       25.4
                                                            =================   ================   =================

        Effective January 1, 1994, all in force business above $5.0 million was reinsured. During 1996, the Company's retention limit on joint survivorship policies was increased to $15.0 million. The Insurance Group also reinsures the entire risk on certain substandard underwriting risks as well as in certain other cases.

        The Insurance Group cedes 100% of its group life and health business to a third party insurance company. Premiums ceded totaled $2.4 million, $260.6 million and $241.0 million for 1996, 1995 and 1994, respectively. Ceded death and disability benefits totaled $21.2 million, $188.1 million and $235.5 million for 1996, 1995 and 1994, respectively. Insurance liabilities ceded totaled $652.4 million and $724.2 million at December 31, 1996 and 1995, respectively.

11)     EMPLOYEE BENEFIT PLANS

        The Company sponsors qualified and non-qualified defined benefit plans covering substantially all employees (including certain qualified part-time employees), managers and certain agents. The pension plans are non-contributory. Equitable Life's and EREIM's benefits are based on a cash balance formula or years of service and final average earnings, if greater, under certain grandfathering rules in the plans. Alliance's benefits are based on years of credited service, average final base salary and primary social security benefits. The Company's funding policy is to make the minimum contribution required by the Employee Retirement Income Security Act of 1974.

        Components of net periodic pension cost (credit) for the qualified and non-qualified plans are as follows:

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Service cost.......................................  $        33.8       $       30.0       $       30.3
        Interest cost on projected benefit obligations.....          120.8              122.0              111.0
        Actual return on assets............................         (181.4)            (309.2)              24.4
        Net amortization and deferrals.....................           43.4              155.6             (142.5)
                                                            -----------------   ----------------   -----------------
        Net Periodic Pension Cost (Credit).................  $        16.6       $       (1.6)      $       23.2
                                                            =================   ================   =================

        The funded status of the qualified and non-qualified pension plans is as follows:

                                                                              DECEMBER 31,
                                                                   ------------------------------------
                                                                        1996                1995
                                                                   ----------------   -----------------
                                                                              (IN MILLIONS)
        Actuarial present value of obligations:
          Vested..................................................  $    1,672.2       $    1,642.4
          Non-vested..............................................          10.1               10.9
                                                                   ----------------   -----------------
        Accumulated Benefit Obligation............................  $    1,682.3       $    1,653.3
                                                                   ================   =================
        Plan assets at fair value.................................  $    1,626.0       $    1,503.8
        Projected benefit obligation..............................       1,765.5            1,743.0
                                                                   ----------------   -----------------
        Projected benefit obligation in excess of plan assets.....        (139.5)            (239.2)
        Unrecognized prior service cost...........................         (17.9)             (25.5)
        Unrecognized net loss from past experience different
          from that assumed.......................................         280.0              368.2
        Unrecognized net asset at transition......................           4.7               (7.3)
        Additional minimum liability..............................         (19.3)             (51.9)
                                                                   ----------------   -----------------
        Prepaid Pension Cost......................................  $      108.0       $       44.3
                                                                   ================   =================

        The discount rate and rate of increase in future compensation levels used in determining the actuarial present value of projected benefit obligations were 7.5% and 4.25%, respectively, at December 31, 1996 and 7.25% and 4.50%, respectively, at December 31, 1995. As of January 1, 1996 and 1995, the expected long-term rate of return on assets for the retirement plan was 10.25% and 11%, respectively.

        The Company recorded, as a reduction of shareholder's equity, an additional minimum pension liability of $12.9 million and $35.1 million, net of Federal income taxes, at December 31, 1996 and 1995, respectively, representing the excess of the accumulated benefit obligation over the fair value of plan assets and accrued pension liability.

        The pension plan's assets include corporate and government debt securities, equity securities, equity real estate and shares of Group Trusts managed by Alliance.

        Prior to 1987, the qualified plan funded participants' benefits through the purchase of non-participating annuity contracts from Equitable Life. Benefit payments under these contracts were approximately $34.7 million, $36.4 million and $38.1 million for 1996, 1995 and 1994, respectively.

        The Company provides certain medical and life insurance benefits (collectively, "postretirement benefits") for qualifying employees, managers and agents retiring from the Company on or after attaining age 55 who have at least 10 years of service. The life insurance benefits are related to age and salary at retirement. The costs of postretirement benefits are recognized in accordance with the provisions of SFAS No. 106. The Company continues to fund postretirement benefits costs on a pay-as-you-go basis and, for 1996, 1995 and 1994, the Company made estimated postretirement benefits payments of $18.9 million, $31.1 million and $29.8 million, respectively.

        The following table sets forth the postretirement benefits plan's status, reconciled to amounts recognized in the Company's consolidated financial statements:

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Service cost.......................................  $         5.3       $        4.0       $        3.9
        Interest cost on accumulated postretirement
          benefits obligation..............................           34.6               34.7               28.6
        Net amortization and deferrals.....................            2.4               (2.3)              (3.9)
                                                            -----------------   ----------------   -----------------
        Net Periodic Postretirement Benefits Costs.........  $        42.3       $       36.4       $       28.6
                                                            =================   ================   =================

                                                                              DECEMBER 31,
                                                                   ------------------------------------
                                                                        1996                1995
                                                                   ----------------   -----------------
                                                                              (IN MILLIONS)
        Accumulated postretirement benefits obligation:
          Retirees................................................  $      381.8       $      391.8
          Fully eligible active plan participants.................          50.7               50.4
          Other active plan participants..........................          60.7               64.2
                                                                   ----------------   -----------------
                                                                           493.2              506.4
        Unrecognized prior service cost...........................          50.5               56.3
        Unrecognized net loss from past experience different
          from that assumed and from changes in assumptions.......        (150.5)            (181.3)
                                                                   ----------------   -----------------
        Accrued Postretirement Benefits Cost......................  $      393.2       $      381.4
                                                                   ================   =================

        At January 1, 1994, medical benefits available to retirees under age 65 are the same as those offered to active employees and medical benefits will be limited to 200% of 1993 costs for all participants.

        The assumed health care cost trend rate used in measuring the accumulated postretirement benefits obligation was 9.5% in 1996, gradually declining to 3.5% in the year 2009 and in 1995 was 10%, gradually declining to 3.5% in the year 2008. The discount rate used in determining the accumulated postretirement benefits obligation was 7.50% and 7.25% at December 31, 1996 and 1995, respectively.

        If the health care cost trend rate assumptions were increased by 1%, the accumulated postretirement benefits obligation as of December 31, 1996 would be increased 7%. The effect of this change on the sum of the service cost and interest cost would be an increase of 8%.

12)     DERIVATIVES AND FAIR VALUE OF FINANCIAL INSTRUMENTS

        Derivatives
        -----------

        The Insurance Group primarily uses derivatives for asset/liability risk management and for hedging individual securities. Derivatives mainly are utilized to reduce the Insurance Group's exposure to interest rate fluctuations. Accounting for interest rate swap transactions is on an accrual basis. Gains and losses related to interest rate swap transactions are amortized as yield adjustments over the remaining life of the underlying hedged security. Income and expense resulting from interest rate swap activities are reflected in net investment income. The notional amount of matched interest rate swaps outstanding at December 31, 1996 was $649.9 million. The average unexpired terms at December 31, 1996 range from 2.2 to 2.7 years. At December 31, 1996, the cost of terminating outstanding matched swaps in a loss position was $8.3 million and the unrealized gain on outstanding matched swaps in a gain position was $11.4 million. The Company has no intention of terminating these contracts prior to maturity. During 1996, 1995 and 1994, net gains (losses) of $.2 million, $1.4 million and $(.2) million, respectively, were recorded in connection with interest rate swap activity. Equitable Life has implemented an interest rate cap program designed to hedge crediting rates on interest-sensitive individual annuities contracts. The outstanding notional amounts at December 31, 1996 of contracts purchased and sold were $5,050.0 million and $500.0 million, respectively. The net premium paid by Equitable Life on these contracts was $22.5 million and is being amortized ratably over the contract periods ranging from 3 to 5 years. Income and expense resulting from this program are reflected as an adjustment to interest credited to policyholders' account balances.

        Substantially all of DLJ's business related to derivatives is by its nature trading activities which are primarily for the purpose of customer accommodations. DLJ's derivative activities consist primarily of option writing and trading in forward and futures contracts. Derivative financial instruments have both on-and-off balance sheet implications depending on the nature of the contracts. DLJ's involvement in swap contracts is not significant.

        Fair Value of Financial Instruments
        -----------------------------------

        The Company defines fair value as the quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are estimated using present value or other valuation techniques. The fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of timing, amount of expected future cash flows and the credit standing of counterparties. Such estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

        Certain financial instruments are excluded, particularly insurance liabilities other than financial guarantees and investment contracts. Fair market value of off-balance-sheet financial instruments of the Insurance Group was not material at December 31, 1996 and 1995.

        Fair value for mortgage loans on real estate are estimated by discounting future contractual cash flows using interest rates at which loans with similar characteristics and credit quality would be made. Fair values for foreclosed mortgage loans and problem mortgage loans are limited to the estimated fair value of the underlying collateral if lower.

        The estimated fair values for the Company's liabilities under GIC and association plan contracts are estimated using contractual cash flows discounted based on the T. Rowe Price GIC Index Rate for the appropriate duration. For durations in excess of the published index rate, the appropriate Treasury rate is used plus a spread equal to the longest duration GIC rate spread published.

        The estimated fair values for those group annuity contracts which are classified as universal life type contracts are measured at the estimated fair value of the underlying assets. The estimated fair values for single premium deferred annuities ("SPDA") are estimated using projected cash flows discounted at current offering rates. The estimated fair values for supplementary contracts not involving life contingencies ("SCNILC") and annuities certain are derived using discounted cash flows based upon the estimated current offering rate.

        Fair value for long-term debt is determined using published market values, where available, or contractual cash flows discounted at market interest rates. The estimated fair values for non-recourse mortgage debt are determined by discounting contractual cash flows at a rate which takes into account the level of current market interest rates and collateral risk. The estimated fair values for recourse mortgage debt are determined by discounting contractual cash flows at a rate based upon current interest rates of other companies with credit ratings similar to the Company. The Company's fair value of short-term borrowings approximates their carrying value.

        The following table discloses carrying value and estimated fair value for financial instruments not otherwise disclosed in Notes 3, 6 and 7:

                                                                          DECEMBER 31,
                                                --------------------------------------------------------------------
                                                              1996                               1995
                                                ---------------------------------  ---------------------------------
                                                   CARRYING         ESTIMATED         Carrying         Estimated
                                                    VALUE          FAIR VALUE          Value           Fair Value
                                                ---------------  ----------------  ---------------   ---------------
                                                                        (IN MILLIONS)
        Consolidated Financial Instruments:
        -----------------------------------
        Mortgage loans on real estate..........  $    3,133.0     $     3,394.6     $     3,638.3     $    3,973.6
        Other joint ventures...................         467.0             467.0             492.7            492.7
        Policy loans...........................       2,196.1           2,221.6           1,976.4          2,057.5
        Policyholders' account balances:
          Association plans....................          78.1              77.3             101.0            100.0
          Group annuity contracts..............       2,141.0           1,954.0           2,335.0          2,395.0
          SPDA.................................       1,062.7           1,065.7           1,265.8          1,272.0
          Annuities certain and SCNILC.........         654.9             736.2             646.4            716.7
        Long-term debt.........................       1,592.8           1,557.7           1,899.3          1,962.9

        Closed Block Financial Instruments:
        -----------------------------------
        Mortgage loans on real estate..........       1,380.7           1,425.6           1,368.8          1,461.4
        Other equity investments...............         105.0             105.0             151.6            151.6
        Policy loans...........................       1,765.9           1,798.0           1,797.2          1,891.4
        SCNILC liability.......................          30.6              34.9              34.8             39.6

        GIC Segment Financial Instruments:
        ----------------------------------
        Mortgage loans on real estate..........       1,111.1           1,220.3           1,485.8          1,666.1
        Fixed maturities.......................          42.5              42.5             107.4            107.4
        Other equity investments...............         300.5             300.5             455.9            455.9
        Guaranteed interest contracts..........         290.7             300.5             329.0            352.0
        Long-term debt.........................         102.1             102.2             135.1            136.0

13)     COMMITMENTS AND CONTINGENT LIABILITIES

        The Company has provided, from time to time, certain guarantees or commitments to affiliates, investors and others. These arrangements include commitments by the Company, under certain conditions: to make capital contributions of up to $244.9 million to affiliated real estate joint ventures; to provide equity financing to certain limited partnerships of $205.8 million at December 31, 1996, under existing loan or loan commitment agreements; and to provide short-term financing loans which at December 31, 1996 totaled $14.6 million. Management believes the Company will not incur any material losses as a result of these commitments.

        Equitable Life is the obligor under certain structured settlement agreements which it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, Equitable Life owns single premium annuities issued by previously wholly owned life insurance subsidiaries. Equitable Life has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly owned subsidiaries be unable to meet their obligations. Management believes the satisfaction of those obligations by Equitable Life is remote.

        At December 31, 1996, the Insurance Group had $51.6 million of letters of credit outstanding.

14)     LITIGATION

        A number of lawsuits has been filed against life and health insurers in the jurisdictions in which Equitable Life and its subsidiaries do business involving insurers' sales practices, alleged agent misconduct, failure to properly supervise agents, and other matters. Some of the lawsuits have resulted in the award of substantial judgments against other insurers, including material amounts of punitive damages, or in substantial settlements. In some states, juries have substantial discretion in awarding punitive damages. Equitable Life, EVLICO and The Equitable of Colorado, Inc. ("EOC"), like other life and health insurers, from time to time are involved in such litigation. To date, no such lawsuit has resulted in an award or settlement of any material amount against the Company. Among litigations pending against Equitable Life, EVLICO and EOC of the type referred to in this paragraph are the litigations described in the following eight paragraphs.

        An action entitled Golomb et al. v. The Equitable Life Assurance Society of the United States was filed on January 20, 1995 in New York County Supreme Court. The action purports to be brought on behalf of a class of persons insured after 1983 under Lifetime Guaranteed Renewable Major Medical Insurance Policies issued by Equitable Life (the "policies"). The complaint alleges that premium increases for these policies after 1983, all of which were filed with and approved by the New York State Insurance Department and certain other state insurance departments, breached the terms of the policies, and that statements in the policies and elsewhere concerning premium increases constituted fraudulent concealment, misrepresentations in violation of New York Insurance Law Section 4226 and deceptive practices under New York General Business Law Section 349. The complaint seeks a declaratory judgment, injunctive relief restricting the methods by which Equitable Life increases premiums on the policies in the future, a refund of premiums, and punitive damages. Plaintiffs also have indicated that they will seek damages in an unspecified amount. Equitable Life moved to dismiss the complaint in its entirety on the grounds that it fails to state a claim and that uncontroverted documentary evidence establishes a complete defense to the claims. On May 29, 1996, the New York County Supreme Court entered a judgment dismissing the complaint with prejudice. Plaintiffs have filed a notice of appeal of that judgment.

        In January 1996, separate actions were filed in Pennsylvania and Texas state courts (entitled, respectively, Malvin et al. v. The Equitable Life Assurance Society of the United States and Bowler et al. v. The Equitable Life Assurance Society of the United States), making claims similar to those in the New York action described above. The Texas action also claims that Equitable Life misrepresented to Texas policyholders that the Texas Insurance Department had approved Equitable Life's rate increases. These actions are asserted on behalf of proposed classes of Pennsylvania issued or renewed policyholders and Texas issued or renewed policyholders, insured under the policies. The Pennsylvania and Texas actions seek compensatory and punitive damages and injunctive relief restricting the methods by which Equitable Life increases premiums in the future based on the common law and statutes of those states. On February 9, 1996, Equitable Life removed the Pennsylvania action, Malvin, to the United States District Court for the Middle District of Pennsylvania. Following the decision granting Equitable Life's motion to dismiss the New York action (Golomb), on the consent of the parties the District Court ordered an indefinite stay of all proceedings in the Pennsylvania action, pending either party's right to reinstate the proceeding, and ordered that for administrative purposes the case be deemed administratively closed. On February 2, 1996, Equitable Life removed the Texas action, Bowler, to the United States District Court for the Northern District of Texas. On May 20, 1996, the plaintiffs in Bowler amended their complaint by adding allegations of misrepresentation regarding premium increases on other types of guaranteed renewable major medical insurance policies issued by Equitable Life up to and including 1983. On July 1, 1996, Equitable Life filed a motion for summary judgment dismissing the first amended complaint in its entirety. In August, 1996, the court granted plaintiffs leave to file a supplemental complaint on behalf of a proposed class of Texas policyholders claiming unfair discrimination, breach of contract and other claims arising out of alleged differences between premiums charged to Texas policyholders and premiums charged to similarly situated policyholders in New York and certain other states. Plaintiffs seek refunds of alleged overcharges, exemplary or additional damages citing

        Texas statutory provisions which among other things, permit two times the amount of actual damage plus additional penalties if the acts complained of are found to be knowingly committed, and injunctive relief. Equitable Life has also filed a motion for summary judgment dismissing the supplemental complaint in its entirety. Plaintiffs also obtained permission to add another plaintiff to the first amended and supplemental complaints. Plaintiffs have opposed both motions for summary judgment and requested that certain issues be found in their favor. Equitable Life is in the process of replying.

        On May 22, 1996, a separate action entitled Bachman v. The Equitable Life Assurance Society of the United States, was filed in Florida state court making claims similar to those in the previously reported Golomb action. The Florida action is asserted on behalf of a proposed class of Florida issued or renewed policyholders insured after 1983 under Lifetime Guaranteed Renewable Major Medical Insurance Policies issued by Equitable Life. The Florida action seeks compensatory and punitive damages and injunctive relief restricting the methods by which Equitable Life increases premiums in the future based on various common law claims. On June 20, 1996, Equitable Life removed the Florida action to Federal court. Equitable Life has answered the complaint, denying the material allegations and asserting certain affirmative defenses. On December 6, 1996, Equitable Life filed a motion for summary judgment and plaintiff is expected to file its response to that motion shortly.

        On November 6, 1996, a proposed class action entitled Fletcher, et al.
        v. The Equitable Life Assurance Society of the United States, was filed in California Superior Court for Fresno County, making substantially the same allegations concerning premium rates and premium rate increases on guaranteed renewable policies made in the Bowler action. The complaint alleges, among other things, that differentials between rates charged California policyholders and policyholders in New York and certain other states, and the methods used by Equitable Life to calculate premium increases, breached the terms of its policies, that Equitable Life misrepresented and concealed the facts pertaining to such differentials and methods in violation of California law, and that Equitable Life also misrepresented that its rate increases were approved by the California Insurance Department. Plaintiffs seek compensatory damages in an unspecified amount, rescission, injunctive relief and attorneys' fees. Equitable Life removed the action to Federal court; plaintiff has moved to remand the case to state court. Although the outcome of any litigation cannot be predicted with certainty, particularly in the early stages of an action, the Company's management believes that the ultimate resolution of the Golomb, Malvin, Bowler, Bachman and Fletcher litigations should not have a material adverse effect on the financial position of the Company. Due to the early stage of such litigations, the Company's management cannot make an estimate of loss, if any, or predict whether or not such litigations will have a material adverse effect on the Company's results of operations in any particular period.

        An action was instituted on April 6, 1995 against Equitable Life and its wholly owned subsidiary, EOC, in New York state court, entitled Sidney C. Cole et al. v. The Equitable Life Assurance Society of the United States and The Equitable of Colorado, Inc., No. 95/108611 (N. Y. County). The action is brought by the holders of a joint survivorship whole life policy issued by EOC. The action purports to be on behalf of a class consisting of all persons who from January 1, 1984 purchased life insurance policies sold by Equitable Life and EOC based upon their allegedly uniform sales presentations and policy illustrations. The complaint puts in issue various alleged sales practices that plaintiffs assert, among other things, misrepresented the stated number of years that the annual premium would need to be paid. Plaintiffs seek damages in an unspecified amount, imposition of a constructive trust, and seek to enjoin Equitable Life and EOC from engaging in the challenged sales practices. On June 28, 1996, the court issued a decision and order dismissing with prejudice plaintiff's causes of action for fraud, constructive fraud, breach of fiduciary duty, negligence, and unjust enrichment, and dismissing without prejudice plaintiff's cause of action under the New York State consumer protection statute. The only remaining causes of action are for breach of contract and negligent misrepresentation. Plaintiffs made a motion for reargument with respect to this order, which was submitted to the court in October 1996. This motion was denied by the court on December 16, 1996.

        On May 21, 1996, an action entitled Elton F. Duncan, III v. The Equitable Life Assurance Society of the United States, was commenced against Equitable Life in the Civil District Court for the Parish of Orleans, State of Louisiana. The action is brought by an individual who purchased a whole life policy. Plaintiff alleges misrepresentations concerning the extent to which the policy was a proper replacement policy and the number of years that the annual premium would need to be paid. Plaintiff purports to represent a class consisting of all persons who purchased whole life or universal life insurance policies from Equitable Life from January 1, 1982 to the present. Plaintiff seeks damages, including punitive damages, in an unspecified amount. On July 26, 1996, an action entitled Michael Bradley v. Equitable Variable Life Insurance Company, was commenced in New York state court. The action is brought by the holder of a variable life insurance policy issued by EVLICO. The plaintiff purports to represent a class consisting of all persons or entities who purchased one or more life insurance policies issued by EVLICO from January 1, 1980. The complaint puts at issue various alleged sales practices and alleges misrepresentations concerning the extent to which the policy was a proper replacement policy and the number of years that the annual premium would need to be paid. Plaintiff seeks damages, including punitive damages, in an unspecified amount and also seeks injunctive relief prohibiting EVLICO from canceling policies for failure to make premium payments beyond the alleged stated number of years that the annual premium would need to be paid. On September 21, 1996 Equitable Life, EVLICO and EOC made a motion to have this proceeding moved from Kings County Supreme Court to New York County for joint trial or consolidation with the Cole action. The motion was denied by the court on January 9, 1997. On January 10, 1997, plaintiffs moved for certification of a nationwide class consisting of all persons or entities who were sold one or more life insurance products on a "vanishing premium" basis and/or were allegedly induced to purchase additional policies from EVLICO, using the cash value accumulated in existing policies, from January 1, 1980 through and including December 31, 1996. Plaintiffs further moved to have Michael Bradley designated as the class representative. Discovery regarding class certification is underway.

        On December 12, 1996, an action entitled Robert E. Dillon v. The Equitable Life Assurance Society of the United States and The Equitable of Colorado, was commenced in the United States District Court for the Southern District of Florida. The action is brought by an individual who purchased a joint whole life policy from EOC. The complaint puts at issue various alleged sales practices and alleges misrepresentations concerning the alleged impropriety of replacement policies issued by Equitable Life and EOC and alleged misrepresentations regarding the number of years premiums would have to be paid on the defendants' policies. Plaintiff brings claims for breach of contract, fraud, negligent misrepresentation, money had and received, unjust enrichment and imposition of a constructive trust. Plaintiff purports to represent two classes of persons. The first is a "contract class," consisting of all persons who purchased whole or universal life insurance policies from Equitable Life and EOC and from whom Equitable Life and EOC have sought additional payments beyond the number of years allegedly promised by Equitable Life and EOC. The second is a "fraud class," consisting of all persons with an interest in policies issued by Equitable Life and EOC at any time since October 1, 1986. Plaintiff seeks damages in an unspecified amount, and also seeks injunctive relief attaching Equitable Life's and EOC's profits from their alleged sales practices. Equitable Life's and EOC's time to answer or move with respect to the complaint has been extended until February 24, 1997. Although the outcome of litigation cannot be predicted with certainty, particularly in the early stages of an action, the Company's management believes that the ultimate resolution of the Cole, Duncan, Bradley and Dillon litigations should not have a material adverse effect on the financial position of the Company. Due to the early stages of such litigations, the Company's management cannot make an estimate of loss, if any, or predict whether or not any such litigation will have a material adverse effect on the Company's results of operations in any particular period.

        On January 3, 1996, an amended complaint was filed in an action entitled Frank Franze Jr. and George Busher, individually and on behalf of all others similarly situated v. The Equitable Life Assurance Society of the United States, and Equitable Variable Life Insurance Company, No. 94-2036 in the United States District Court for the Southern District of Florida. The action was brought by two individuals who purchased variable life insurance policies. The plaintiffs purport to represent a nationwide class consisting of all persons who purchased variable life insurance policies from Equitable Life and EVLICO since September 30, 1991. The basic allegation of the amended complaint is that Equitable Life's and EVLICO's agents were trained not to disclose fully that the product being sold was life insurance. Plaintiffs allege violations of the Federal securities laws and seek rescission of the contracts or compensatory damages and attorneys' fees and expenses. The court denied Equitable Life and EVLICO's motion to dismiss the amended complaint on September 24, 1996. Equitable Life and EVLICO have answered the amended complaint, denying the material allegations and asserting certain affirmative defenses. Currently, the parties are conducting discovery in connection with plaintiffs' attempt to certify a class. On January 9, 1997, an action entitled Rosemarie Chaviano, individually and on behalf of all others similarly situated
        v. The Equitable Life Assurance Society of the United States, and Equitable Variable Life Insurance Company, was filed in Massachusetts state court making claims similar to those in the Franze action and alleging violations of the Massachusetts securities laws. The plaintiff purports to represent all persons in Massachusetts who purchased variable life insurance contracts from Equitable Life and EVLICO from January 9, 1993 to the present. The Massachusetts action seeks rescission of the contracts or compensatory damages, attorneys' fees, expenses and injunctive relief. Although the outcome of any litigation cannot be predicted with certainty, particularly in the early stages of an action, the Company's management believes that the ultimate resolution of the litigations discussed in this paragraph should not have a material adverse effect on the financial position of the Company. Due to the early stages of such litigation, the Company's management cannot make an estimate of loss, if any, or predict whether or not any such litigation will have a material adverse effect on the Company's results of operations in any particular period.

        Equitable Life recently responded to a subpoena from the U.S. Department of Labor ("DOL") requesting copies of any third-party appraisals in Equitable Life's possession relating to the ten largest properties (by value) in the Prime Property Fund ("PPF"). PPF is an open-end, commingled real estate separate account of Equitable Life for pension clients. Equitable Life serves as investment manager in PPF and has retained EREIM as advisor. In early 1995, the DOL commenced a national investigation of commingled real estate funds with pension investors, including PPF. The investigation now appears to be focused principally on appraisal and valuation procedures in respect of fund properties. The most recent request from the DOL seems to reflect, at least in part, an interest in the relationship between the valuations for those properties reflected in appraisals prepared for local property tax proceedings and the valuations used by PPF for other purposes. At no time has the DOL made any specific allegation that Equitable Life or EREIM has acted improperly and Equitable Life and EREIM believe that any such allegation would be without foundation. While the outcome of this investigation cannot be predicted with certainty, in the opinion of management, the ultimate resolution of this matter should not have a material adverse effect on the Company's consolidated financial position or results of operations in any particular period.

        Equitable Casualty Insurance Company ("Casualty"), an indirect wholly owned subsidiary of Equitable Life, is party to an arbitration proceeding that commenced in August 1995. The proceeding relates to a dispute among Casualty, Houston General Insurance Company ("Houston General") and GEICO General Insurance Company ("GEICO General") regarding the interpretation of a reinsurance agreement. The arbitration panel issued a final award in favor of Casualty and GEICO General on June 17, 1996. Casualty and GEICO General moved in the pending Texas state court action, with Houston General's consent, for an order confirming the arbitration award and entering judgment dismissing the action. The motion was granted on January 29, 1997. The parties have also stipulated to the dismissal without prejudice of a related Texas Federal court action brought by Houston General against GEICO General and Equitable Life. In connection with confirmation of the arbitration award, Houston General paid to Casualty approximately $839,600 in settlement of certain reimbursement claims by Casualty against Houston General.

        On July 25, 1995, a Consolidated and Supplemental Class Action Complaint ("Complaint") was filed against the Alliance North American Government Income Trust, Inc. (the "Fund"), Alliance and certain other defendants affiliated with Alliance, including the Holding Company, alleging violations of Federal securities laws, fraud and breach of fiduciary duty in connection with the Fund's investments in Mexican and Argentine securities. The Complaint, which seeks certification of a plaintiff class of persons who purchased or owned Class A, B or C shares of the Fund from March 27, 1992 through December 23, 1994, seeks an unspecified amount of damages, costs, attorneys' fees and punitive damages. The principal allegations of the Complaint are that the Fund purchased debt securities issued by the Mexican and Argentine governments in amounts that were not permitted by the Fund's investment objective, and that there was no shareholder vote to change the investment objective to permit purchases in such amounts. The Complaint further alleges that the decline in the value of the Mexican and Argentine securities held by the Fund caused the Fund's net asset value to decline to the detriment of the Fund's shareholders. On September 26, 1996, the United States District Court for the Southern District of New York granted the defendants' motion to dismiss all counts of the complaint. On October 11, 1996, plaintiffs filed a motion for reconsideration of the court's decision granting defendants' motion to dismiss the Complaint. On November 25, 1996, the court denied plaintiffs' motion for reconsideration. On October 29, 1996, plaintiffs filed a motion for leave to file an amended complaint. The principal allegations of the proposed amended complaint are that the Fund did not properly disclose that it planned to invest in mortgage-backed derivative securities and that two advertisements used by the Fund misrepresented the risks of investing in the Fund. Plaintiffs also reiterated allegations in the Complaint that the Fund failed to hedge against the risks of investing in foreign securities despite representations that it would do so. Alliance believes that the allegations in the Complaint are without merit and intends to vigorously defend against these claims. While the ultimate outcome of this matter cannot be determined at this time, management of Alliance does not expect that it will have a material adverse effect on Alliance's results of operations or financial condition.

        On January 26, 1996, a purported purchaser of certain notes and warrants to purchase shares of common stock of Rickel Home Centers, Inc. ("Rickel") filed a class action complaint against Donaldson, Lufkin & Jenrette Securities Corporation ("DLJSC") and certain other defendants for unspecified compensatory and punitive damages in the United States District Court for the Southern District of New York. The suit was brought on behalf of the purchasers of 126,457 units consisting of $126,457,000 aggregate principal amount of 13 1/2% senior notes due 2001 and 126,457 warrants to purchase shares of common stock of Rickel issued by Rickel in October 1994. The complaint alleges violations of Federal securities laws and common law fraud against DLJSC, as the underwriter of the units and as an owner of 7.3% of the common stock of Rickel, Eos Partners, L.P., and General Electric Capital Corporation, each as owners of 44.2% of the common stock of Rickel, and members of the Board of Directors of Rickel, including a DLJSC Managing Director. The complaint seeks to hold DLJSC liable for alleged misstatements and omissions contained in the prospectus and registration statement filed in connection with the offering of the units, alleging that the defendants knew of financial losses and a decline in value of Rickel in the months prior to the offering and did not disclose such information. The complaint also alleges that Rickel failed to pay its semi-annual interest payment due on the units on December 15, 1995 and that Rickel filed a voluntary petition for reorganization pursuant to Chapter 11 of the United States Bankruptcy Code on January 10, 1996. DLJSC intends to defend itself vigorously against all of the allegations contained in the complaint. Although there can be no assurance, DLJ does not believe the outcome of this litigation will have a material adverse effect on its financial condition. Due to the early stage of this litigation, based on the information currently available to it, DLJ's management cannot make an estimate of loss, if any, or predict whether or not such litigation will have a material adverse effect on DLJ's results of operations in any particular period.

        In October 1995, DLJSC was named as a defendant in a purported class action filed in a Texas State Court on behalf of the holders of $550.0 million principal amount of subordinated redeemable discount debentures of National Gypsum Corporation ("NGC") canceled in connection with a Chapter 11 plan of reorganization for NGC consummated in July 1993. The named plaintiff in the State Court action also filed an adversary proceeding in the Bankruptcy Court for the Northern District of Texas seeking a declaratory judgment that the confirmed NGC plan of reorganization does not bar the class action claims. Subsequent to the consummation of NGC's plan of reorganization, NGC's shares traded for values substantially in excess of, and in 1995 NGC was acquired for a value substantially in excess of, the values upon which NGC's plan of reorganization was based. The two actions arise out of DLJSC's activities as financial advisor to NGC in the course of NGC's Chapter 11 reorganization proceedings. The class action complaint alleges that the plan of reorganization submitted by NGC was based upon projections by NGC and DLJSC which intentionally understated forecasts, and provided misleading and incorrect information in order to hide NGC's true value and that defendants breached their fiduciary duties by, among other things, providing false, misleading or incomplete information to deliberately understate the value of NGC. The class action complaint seeks compensatory and punitive damages purportedly sustained by the class. The Texas State Court action, which had been removed to the Bankruptcy Court, has been remanded back to the state court, which remand is being opposed by DLJSC. DLJSC intends to defend itself vigorously against all of the allegations contained in the complaint. Although there can be no assurance, DLJ does not believe that the ultimate outcome of this litigation will have a material adverse effect on its financial condition. Due to the early stage of such litigation, based upon the information currently available to it, DLJ's management cannot make an estimate of loss, if any, or predict whether or not such litigation will have a material adverse effect on DLJ's results of operations in any particular period.

        In November and December 1995, DLJSC, along with various other parties, was named as a defendant in a number of purported class actions filed in the U.S. District Court for the Eastern District of Louisiana. The complaints allege violations of the Federal securities laws arising out of a public offering in 1994 of $435.0 million of first mortgage notes of Harrah's Jazz Company and Harrah's Jazz Finance Corp. The complaints seek to hold DLJSC liable for various alleged misstatements and omissions contained in the prospectus dated November 9, 1994. DLJSC intends to defend itself vigorously against all of the allegations contained in the complaints. Although there can be no assurance, DLJ does not believe that the ultimate outcome of this litigation will have a material adverse effect on its financial condition. Due to the early stage of this litigation, based upon the information currently available to it, DLJ's management cannot make an estimate of loss, if any, or predict whether or not such litigation will have a material adverse effect on DLJ's results of operations in any particular period.

        In addition to the matters described above, Equitable Life and its subsidiaries and DLJ and its subsidiaries are involved in various legal actions and proceedings in connection with their businesses. Some of the actions and proceedings have been brought on behalf of various alleged classes of claimants and certain of these claimants seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on the Company's consolidated financial position or results of operations.

15)     LEASES

        The Company has entered into operating leases for office space and certain other assets, principally data processing equipment and office furniture and equipment. Future minimum payments under noncancelable leases for 1997 and the succeeding four years are $113.7 million, $110.6 million, $100.3 million, $72.3 million, $59.3 million and $427.3 million thereafter. Minimum future sublease rental income on these noncancelable leases for 1997 and the succeeding four years are $9.8 million, $6.0 million, $4.5 million, $2.4 million, $.8 million and $.1 million thereafter.

        At December 31, 1996, the minimum future rental income on noncancelable operating leases for wholly owned investments in real estate for 1997 and the succeeding four years are $263.0 million, $242.1 million, $219.8 million, $194.3 million, $174.6 million and $847.1 million thereafter.

16)     OTHER OPERATING COSTS AND EXPENSES

        Other operating costs and expenses consisted of the following:

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Compensation costs.................................  $       647.3       $      595.9       $      687.5
        Commissions........................................          329.5              314.3              313.0
        Short-term debt interest expense...................            8.0               11.4               19.0
        Long-term debt interest expense....................          137.3              108.1               98.3
        Amortization of policy acquisition costs...........          405.2              317.8              313.4
        Capitalization of policy acquisition costs.........         (391.9)            (391.0)            (410.9)
        Rent expense, net of sub-lease income..............          113.7              109.3              116.0
        Other..............................................          798.9              710.0              721.4
                                                            -----------------   ----------------   -----------------
        Total..............................................  $     2,048.0       $    1,775.8       $    1,857.7
                                                            =================   ================   =================

        During 1996, 1995 and 1994, the Company restructured certain operations in connection with cost reduction programs and recorded pre-tax provisions of $24.4 million, $32.0 million and $20.4 million, respectively. The amounts paid during 1996, associated with cost reduction programs, totaled $17.7 million. At December 31, 1996, the liabilities associated with cost reduction programs amounted to $44.5 million. The 1996 cost reduction program included restructuring costs related to the consolidation of insurance operations' service centers. The 1995 cost reduction program included relocation expenses, including the accelerated amortization of building improvements associated with the relocation of the home office. The 1994 cost reduction program included costs associated with the termination of operating leases and employee severance benefits in connection with the consolidation of 16 insurance agencies. Amortization of DAC included $145.0 million writeoff of DAC related to DI contracts in the fourth quarter of 1996.

17)     INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

        Equitable Life is restricted as to the amounts it may pay as dividends to the Holding Company. Under the New York Insurance Law, the Superintendent has broad discretion to determine whether the financia1 condition of a stock life insurance company would support the payment of dividends to its shareholders. For 1996, 1995 and 1994, statutory net (loss) earnings totaled $(351.1) million, $(352.4) million and $67.5 million, respectively. No amounts are expected to be available for dividends from Equitable Life to the Holding Company in 1997.

        At December 31, 1996, the Insurance Group, in accordance with various government and state regulations, had $21.9 million of securities deposited with such government or state agencies.

        Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from GAAP. The New York Insurance Department (the "Department") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, for determining its solvency under the New York Insurance Law, and for determining whether its financial condition warrants the payment of a dividend to its stockholders. No consideration is given by the Department to financial statements prepared in accordance with GAAP in making such determinations. The following reconciles the Company's statutory change in surplus and capital stock and statutory surplus and capital stock determined in accordance with accounting practices prescribed by the Department with net earnings and equity on a GAAP basis.

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Net change in statutory surplus and capital stock..  $        56.0       $       78.1       $      292.4
        Change in asset valuation reserves.................          (48.4)             365.7             (285.2)
                                                            -----------------   ----------------   -----------------
        Net change in statutory surplus, capital stock
          and asset valuation reserves.....................            7.6              443.8                7.2
        Adjustments:
          Future policy benefits and policyholders'
            account balances...............................         (298.5)             (66.0)              (5.3)
          DAC..............................................          (13.3)              73.2               97.5
          Deferred Federal income taxes....................          108.0             (158.1)             (58.7)
          Valuation of investments.........................          289.8              189.1               45.2
          Valuation of investment subsidiary...............         (117.7)            (188.6)             396.6
          Limited risk reinsurance.........................           92.5              416.9               74.9
          Contribution from the Holding Company............            -                  -               (300.0)
          Issuance of surplus notes........................            -               (538.9)               -
          Postretirement benefits..........................           28.9              (26.7)              17.1
          Other, net.......................................           12.4              115.1              (44.0)
          GAAP adjustments of Closed Block.................           (9.8)              15.7               (9.5)
          GAAP adjustments of discontinued GIC
            Segment........................................          (89.6)              37.3               42.8
                                                            -----------------   ----------------   -----------------
        Net Earnings of the Insurance Group................  $        10.3       $      312.8       $      263.8
                                                            =================   ================   =================

                                                                                 DECEMBER 31,
                                                            --------------------------------------------------------
                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Statutory surplus and capital stock................  $     2,258.9       $    2,202.9       $    2,124.8
        Asset valuation reserves...........................        1,297.5            1,345.9              980.2
                                                            -----------------   ----------------   -----------------
        Statutory surplus, capital stock and asset
          valuation reserves...............................        3,556.4            3,548.8            3,105.0
        Adjustments:
          Future policy benefits and policyholders'
            account balances...............................       (1,305.0)          (1,006.5)            (940.5)
          DAC..............................................        3,104.9            3,075.8            3,219.4
          Deferred Federal income taxes....................         (306.1)            (452.0)             (29.4)
          Valuation of investments.........................          286.8              417.7             (794.1)
          Valuation of investment subsidiary...............         (782.8)            (665.1)            (476.5)
          Limited risk reinsurance.........................         (336.5)            (429.0)            (845.9)
          Issuance of surplus notes........................         (539.0)            (538.9)               -
          Postretirement benefits..........................         (314.4)            (343.3)            (316.6)
          Other, net.......................................          126.3                4.4              (79.2)
          GAAP adjustments of Closed Block.................          783.7              830.8              740.4
          GAAP adjustments of discontinued GIC
            Segment........................................         (190.3)            (184.6)            (221.9)
                                                            -----------------   ----------------   -----------------
        Equity of the Insurance Group......................  $     4,084.0       $    4,258.1       $    3,360.7
                                                            =================   ================   =================

18)     BUSINESS SEGMENT INFORMATION

        The Company has two major business segments: Insurance Operations and Investment Services. Interest expense related to debt not specific to either business segment is presented as Corporate interest expense. Information for all periods is presented on a comparable basis.

        The Insurance Operations segment offers a variety of traditional, variable and interest-sensitive life insurance products, disability income, annuity products, mutual fund and other investment products to individuals and small groups and administers traditional participating group annuity contracts with conversion features, generally for corporate qualified pension plans, and association plans which provide full service retirement programs for individuals affiliated with professional and trade associations. This segment includes Separate Accounts for individual insurance and annuity products.

        The Investment Services segment provides investment fund management, primarily to institutional clients. This segment includes the Company's equity interest in DLJ and Separate Accounts which provide various investment options for group clients through pooled or single group accounts.

        Intersegment investment advisory and other fees of approximately $127.5 million, $124.1 million and $135.3 million for 1996, 1995 and 1994, respectively, are included in total revenues of the Investment Services segment. These fees, excluding amounts related to the discontinued GIC Segment of $15.7 million, $14.7 million and $27.4 million for 1996, 1995 and 1994, respectively, are eliminated in consolidation.

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Revenues
        Insurance operations...............................  $     3,742.9       $    3,614.6       $    3,507.4
        Investment services................................        1,126.1              949.1              935.2
        Consolidation/elimination..........................          (24.5)             (34.9)             (27.2)
                                                            -----------------   ----------------   -----------------
        Total..............................................  $     4,844.5       $    4,528.8       $    4,415.4
                                                            =================   ================   =================
        Earnings (loss) from continuing  operations
          before Federal income taxes, minority interest
          and cumulative effect of accounting change
        Insurance operations...............................  $       (36.6)      $      303.1       $      327.5
        Investment services................................          311.9              224.0              227.9
        Consolidation/elimination..........................             .2               (3.1)                .3
                                                            -----------------   ----------------   -----------------
              Subtotal.....................................          275.5              524.0              555.7
        Corporate interest expense.........................          (66.9)             (27.9)            (114.2)
                                                            -----------------   ----------------   -----------------
        Total..............................................  $       208.6       $      496.1       $      441.5
                                                            =================   ================   =================

                                                   DECEMBER 31,
                                        ------------------------------------
                                             1996                1995
                                        ----------------   -----------------
                                                   (IN MILLIONS)

        Assets
        Insurance operations...........  $    60,464.9      $    56,720.5
        Investment services............       13,542.5           12,842.9
        Consolidation/elimination......         (399.6)            (354.4)
                                        ----------------   -----------------
        Total..........................  $    73,607.8      $    69,209.0
                                        ================   =================

19)     QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

        The quarterly results of operations for 1996 and 1995, are summarized below:

                                                                      THREE MONTHS ENDED
                                       ------------------------------------------------------------------------------
                                           MARCH 31           JUNE 30           SEPTEMBER 30          DECEMBER 31
                                       -----------------  -----------------   ------------------   ------------------
                                                                        (IN MILLIONS)
        1996
        ----
        Total Revenues................  $     1,169.7      $     1,193.6       $    1,193.6         $    1,287.6
                                       =================  =================   ==================   ==================
        Earnings (Loss) from
          Continuing Operations
          before Cumulative Effect
          of Accounting Change........  $        94.8      $        87.1       $       93.2         $     (157.9)
                                       =================  =================   ==================   ==================
        Net Earnings (Loss)...........  $        71.7      $        87.1       $       93.2         $     (241.7)
                                       =================  =================   ==================   ==================
        1995
        ----
        Total Revenues................  $     1,079.1      $     1,164.0       $    1,138.8         $    1,146.9
                                       =================  =================   ==================   ==================
        Net Earnings..................  $        66.3      $       101.7       $      100.2         $       44.6
                                       =================  =================   ==================   ==================

        The quarterly results of operations for 1996 and 1995 have been restated to reflect the Company's accounting change adopted in the fourth quarter of 1996 for long-duration participating life contracts in accordance with the provisions prescribed by SFAS No. 120. Net earnings for the three months ended December 31, 1996 includes a charge of $339.3 million related to writeoffs of DAC on DI contracts of $94.3 million, reserve strengthening on DI business of $113.7 million, pension par of $47.5 million and the discontinued GIC Segment of $83.8 million.

20)     INVESTMENT IN DLJ

        On December 15, 1993, the Company sold a 61% interest in DLJ to the Holding Company for $800.0 million in cash and securities. The excess of the proceeds over the book value in DLJ at the date of sale of $340.2 million has been reflected as a capital contribution. In 1995, DLJ completed the initial public offering ("IPO") of 10.58 million shares of its common stock, which included 7.28 million of the Holding Company's shares in DLJ, priced at $27 per share. Concurrent with the IPO, the Company contributed equity securities to DLJ having a market value of $21.2 million. Upon completion of the IPO, the Company's ownership percentage was reduced to 36.1%. The Company's ownership interest will be further reduced upon the issuance of common stock after the vesting of forfeitable restricted stock units acquired by and/or the exercise of options granted to certain DLJ employees. DLJ restricted stock units represents forfeitable rights to receive approximately 5.2 million shares of DLJ common stock through February 2000.

        The results of operations of DLJ are accounted for on the equity basis and are included in commissions, fees and other income in the consolidated statements of earnings. The Company's carrying value of DLJ is included in investment in and loans to affiliates in the consolidated balance sheets.

        Summarized balance sheets information for DLJ, reconciled to the Company's carrying value of DLJ, are as follows:

                                                                                           DECEMBER 31,
                                                                                ------------------------------------
                                                                                     1996                1995
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)
        Assets:
        Trading account securities, at market value............................  $   15,728.1       $   10,821.3
        Securities purchased under resale agreements...........................      20,598.7           18,748.2
        Broker-dealer related receivables......................................      16,525.9           13,023.7
        Other assets...........................................................       2,651.0            1,983.3
                                                                                ----------------   -----------------
        Total Assets...........................................................  $   55,503.7       $   44,576.5
                                                                                ================   =================
        Liabilities:
        Securities sold under repurchase agreements............................  $   29,378.3       $   26,744.8
        Broker-dealer related payables.........................................      19,409.7           12,915.5
        Short-term and long-term debt..........................................       2,704.5            1,742.0
        Other liabilities......................................................       2,164.0            1,750.5
                                                                                ----------------   -----------------
        Total liabilities......................................................      53,656.5           43,152.8
        Cumulative exchangeable preferred stock................................           -                225.0
        DLJ's company-obligated mandatorily redeemed preferred
          securities of subsidiary trust holding solely debentures of DLJ......         200.0                -
        Total shareholders' equity.............................................       1,647.2            1,198.7
                                                                                ----------------   -----------------
        Total Liabilities, Cumulative Exchangeable Preferred Stock and
          Shareholders' Equity.................................................  $   55,503.7       $   44,576.5
                                                                                ================   =================
        DLJ's equity as reported...............................................  $    1,647.2       $    1,198.7
        Unamortized cost in excess of net assets acquired in 1985
          and other adjustments................................................          23.9               40.5
        The Holding Company's equity ownership in DLJ..........................        (590.2)            (499.0)
        Minority interest in DLJ...............................................        (588.6)            (324.3)
                                                                                ----------------   -----------------
        The Company's Carrying Value of DLJ....................................  $      492.3       $      415.9
                                                                                ================   =================

        Summarized statements of earnings information for DLJ reconciled to the Company's equity in earnings of DLJ is as follows:

                                                                                     1996                1995
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)
        Commission, fees and other income......................................  $    1,818.2       $    1,325.9
        Net investment income..................................................       1,074.2              904.1
        Dealer, trading and investment gains, net..............................         598.4              528.6
                                                                                ----------------   -----------------
        Total revenues.........................................................       3,490.8            2,758.6
        Total expenses including income taxes..................................       3,199.5            2,579.5
                                                                                ----------------   -----------------
        Net earnings...........................................................         291.3              179.1
        Dividends on preferred stock...........................................          18.7               19.9
                                                                                ----------------   -----------------
        Earnings Applicable to Common Shares...................................  $      272.6       $      159.2
                                                                                ================   =================
        DLJ's earnings applicable to common shares as reported.................  $      272.6       $      159.2
        Amortization of cost in excess of net assets acquired in 1985..........          (3.1)              (3.9)
        The Holding Company's equity in DLJ's earnings.........................        (107.8)             (90.4)
        Minority interest in DLJ...............................................         (73.4)              (6.5)
                                                                                ----------------   -----------------
        The Company's Equity in DLJ's Earnings.................................  $       88.3       $       58.4
                                                                                ================   =================

21)     ACCOUNTING FOR STOCK-BASED COMPENSATION

        The Holding Company sponsors a stock option plan for employees of Equitable Life. DLJ and Alliance each sponsor their own stock option plans for certain employees. The Company elected to continue to account for stock-based compensation using the intrinsic value method prescribed in APB Opinion No. 25. Had compensation expense of the Company's stock option incentive plans for options granted after December 31, 1994 been determined based on the estimated fair value at the grant dates for awards under those plans, the Company's pro forma net earnings for 1996 and 1995 would have been as follows:

                                    1996              1995
                               ---------------   ---------------
                                        (IN MILLIONS)
        Net Earnings
          As Reported.........  $       10.3      $     312.8
          Pro Forma...........  $        3.2      $     311.3

        The fair value of options and units granted after December 31, 1994, used as a basis for the above pro forma disclosures, was estimated as of the date of grants using Black-Scholes option pricing models. The option and unit pricing assumptions for 1996 and 1995 are as follows:

                                      HOLDING COMPANY                    DLJ                        ALLIANCE
                                  -------------------------   --------------------------  -----------------------------
                                     1996          1995          1996          1995           1996            1995
                                  -----------   -----------   -----------   ------------  -------------   -------------
        Dividend yield...........     0.80%         0.96%         1.54%         1.85%         8.0%            8.0%
        Expected volatility......    20.00%        20.00%        25.00%        25.00%        23.00%          23.00%
        Risk-free interest rate..     5.92%         6.83%         6.07%         5.86%         5.80%           6.00%

        Expected Life............  5 YEARS       5 years       5 YEARS        5 years      7.43 YEARS      7.43 years
        Weighted fair value
          per option granted.....    $6.94         $5.90         $9.35          -            $2.69           $2.24

        A summary of the Holding Company and DLJ stock option plans and Alliance's Unit option plans are as follows:

                                          HOLDING COMPANY                       DLJ                           ALLIANCE
                                    -----------------------------   -----------------------------   -----------------------------
                                                      Options                         Options                         Options
                                                    Outstanding                     Outstanding                     Outstanding
                                                      Weighted                        Weighted                        Weighted
                                                      Average                         Average                         Average
                                      Shares         Exercise          Shares        Exercise           Units         Exercise
                                    (In Millions)      Price        (In Millions)     Price         (In Millions)      Price
                                    -------------   -------------   -------------   -------------   -------------   -------------
        Balance as of
          January 1, 1994........         6.1                             -                               3.2
          Granted................          .7                             -                               1.2
          Exercised..............         -                               -                               (.5)
          Forfeited..............         -                               -                               (.1)
                                    -------------                   -------------                   -------------
        Balance as of
          December 31, 1994......         6.8                             -                               3.8
          Granted................          .4                             9.2                             1.8
          Exercised..............         (.1)                            -                               (.5)
          Expired................         (.1)                            -                               -
          Forfeited..............         (.3)                            -                               (.3)
                                    -------------                   -------------                   -------------
        Balance as of
          December 31, 1995......         6.7           $20.27            9.2          $27.00             4.8           $17.72
          Granted................          .7           $24.94            2.1          $32.54              .7           $25.12
          Exercised..............         (.1)          $19.91            -              -                (.4)          $13.64
          Expired................         (.6)          $20.21            -              -                -               -
          Forfeited..............         -               -               (.2)         $27.00             (.1)          $19.32
                                    -------------                   -------------                   -------------
        Balance as of
          December 31, 1996......         6.7           $20.79           11.1          $28.06             5.0           $19.07
                                    =============   =============   =============   =============   =============   =============

        Information with respect to stock and unit options outstanding and exercisable at December 31, 1996 is as follows:

                                      Options Outstanding                                          Options Exercisable
        -------------------------------------------------------------------------------    --------------------------------------
                                                       Weighted
                                                        Average           Weighted                                 Weighted
              Range of               Number            Remaining           Average               Number             Average
              Exercise            Outstanding         Contractual         Exercise            Exercisable           Exercise
               Prices            (In Millions)        Life (Years)          Price            (In Millions)           Price
        ---------------------   -----------------   ---------------   -----------------    -------------------   ----------------
               Holding
               Company
        ---------------------
        $18.125-$27.75                 6.7                 7.00             $20.79                3.4                $20.18
                                =================   ===============   =================    ===================   ================

                 DLJ
        ---------------------
        $27.00-$33.50                 11.1                 9.00             $28.06                -                    -
                                =================   ===============   =================    ===================   ================

              Alliance
        ---------------------
        $ 6.0625-$15.9375              1.3                 4.76             $12.97                1.2                $12.58
        $16.3125-$19.75                1.1                 8.19             $19.13                 .2                $18.69
        $19.875 -$19.875               1.0                 7.36             $19.88                 .4                $19.88
        $20.75  -$24.375                .9                 8.46             $22.05                 .3                $21.84
        $24.375 -$25.125                .7                 9.96             $25.13                -                    -
                                -----------------                                          -------------------
        $ 6.0625-$25.125               5.0                 7.43             $19.07                2.1                $15.84
                                =================   ===============   =================    ===================   ================

                                             Filed Pursuant to Rule 497(c)
                                             Registration File No.: 33-83750

                  INCOME MANAGER (SERVICE MARK) ROLLOVER IRA
                     STATEMENT OF ADDITIONAL INFORMATION

                                 MAY 1, 1997
-----------------------------------------------------------------------------

                           COMBINATION VARIABLE AND
                     FIXED DEFERRED ANNUITY CERTIFICATES
                              FUNDED THROUGH THE
                               INVESTMENT FUNDS
                          OF SEPARATE ACCOUNT NO. 45

                                                  EQUITY SERIES
-----------------------------------------------------------------------------------------------------------------
DOMESTIC EQUITY                      INTERNATIONAL EQUITY                     AGGRESSIVE EQUITY
 Alliance Common Stock                 Alliance Global                          Alliance Aggressive Stock
 Alliance Growth & Income              Alliance International                   Alliance Small Cap Growth
 EQ/Putnam Growth & Income Value       Morgan Stanley Emerging Markets Equity*  MFS Emerging Growth Companies
 MFS Research                          T. Rowe Price International Stock        Warburg Pincus Small Company Value
 Merrill Lynch Basic Value Equity
 T. Rowe Price Equity Income
                                         *Available on or about September 2,
                                                         1997
 -----------------------------------  ---------------------------------------

       ASSET ALLOCATION SERIES                                        FIXED INCOME SERIES
-----------------------------------   -----------------------------------------------------------------------------
Alliance Conservative Investors          AGGRESSIVE FIXED INCOME      DOMESTIC FIXED INCOME
Alliance Growth Investors                 Alliance High Yield           Alliance Intermediate Government Securities
EQ/Putnam Balanced                                                      Alliance Money Market
Merrill Lynch World Strategy
----------------------------------- ----  ---------------------------

                                  ISSUED BY:
          THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

       Home Office:           1290 Avenue of the Americas, New York, NY 10104
       Processing Office:     Post Office Box 1547, Secaucus, NJ 07096-1547

This statement of additional information (SAI) is not a prospectus. It should be read in conjunction with the Separate Account No. 45 prospectus supplement for the Rollover IRA, dated May 1, 1997 and the prospectus for the Rollover IRA, dated October 17, 1996. Definitions of special terms used in the SAI are found in the prospectus.

   A copy of the prospectus is available free of charge by writing the Processing Office, by calling 1-800-789-7771, toll-free, or by contacting your Registered Representative.

                     STATEMENT OF ADDITIONAL INFORMATION
                              TABLE OF CONTENTS

                                                                        PAGE
-------------------------------------------------------------------- --------
Part 1 Minimum Distribution Withdrawals                                  2
-------------------------------------------------------------------- --------
Part 2 Accumulation Unit Values                                          2
-------------------------------------------------------------------- --------
Part 3 Annuity Unit Values                                               2
-------------------------------------------------------------------- --------
Part 4 Custodian and Independent Accountants                             3
-------------------------------------------------------------------- --------
Part 5 Alliance Money Market Fund and Alliance
       Intermediate Government Securities Fund
       Yield Information                                                 3
-------------------------------------------------------------------- --------
Part 6 Long-Term Market Trends                                           5
-------------------------------------------------------------------- --------
Part 7 Financial Statements                                              7
-------------------------------------------------------------------- --------

Copyright 1997 The Equitable Life Assurance Society of the United States, New
                            York, New York 10104.
 All rights reserved. Income Manager is a service mark of The Equitable Life
                   Assurance Society of the United States.

PART 1 - MINIMUM DISTRIBUTION WITHDRAWALS

If you elect Minimum Distribution Withdrawals described in Part 6 of the prospectus, each year we calculate the Minimum Distribution Withdrawal amount by using the value of your IRA as of December 31 of the prior calendar year. We then calculate the minimum distribution amount based on the various choices you make. This calculation takes into account withdrawals made during the current calendar year but prior to the date we determine your Minimum Distribution Withdrawal amount, except that when Minimum Distribution Withdrawals are elected in the year in which you attain age 71 1/2, no adjustment will be made for any withdrawals made between January 1 and April 1 in satisfaction of the minimum distribution requirement for the prior year.

An election can also be made (1) to have us recalculate your life expectancy, or joint life expectancies, each year or (2) to have us determine your life expectancy, or joint life expectancies, once and then subtract one year, each year, from that amount. The joint life options are only available if the spouse is the beneficiary. However, if you first elect Minimum Distribution Withdrawals after April 1 of the year following the calendar year in which you attain age 70 1/2, option (1) will apply.

PART 2 - ACCUMULATION
     UNIT VALUES

Accumulation Unit Values are determined at the end of each Valuation Period for each of the Investment Funds. Other annuity contracts and certificates which may be offered by us will have their own accumulation unit values for the Investment Funds which may be different from those for the Rollover IRA.

The Accumulation Unit Value for an Investment Fund for any Valuation Period is equal to the Accumulation Unit Value for the preceding Valuation Period multiplied by the Net Investment Factor for that Investment Fund for that Valuation Period. The NET INVESTMENT FACTOR is (a) -c where:
                                                b

(a) is the value of the Investment Fund's shares of the corresponding Portfolio at the end of the Valuation Period before giving effect to any amounts allocated to or withdrawn from the Investment Fund for the Valuation Period. For this purpose, we use the share value reported to us by HR Trust or EQ Trust, as applicable.

(b) is the value of the Investment Fund's shares of the corresponding Portfolio at the end of the preceding Valuation Period (after any amounts allocated or withdrawn for that Valuation Period).

(c) is the daily Separate Account mortality and expense risk charge and asset based administrative charge relating to the Certificates, times the number of calendar days in the Valuation Period. These daily charges are at an effective annual rate not to exceed a total of 1.15%.

PART 3 - ANNUITY UNIT VALUES

The annuity unit value was fixed at $1.00 on May 1, 1995 for Certificates with assumed base rates of net investment return of both 5% and 3 1/2% a year. For each Valuation Period after that date, it is the annuity unit value for the immediately preceding Valuation Period multiplied by the adjusted Net Investment Factor under the Certificate. For each Valuation Period, the adjusted Net Investment Factor is equal to the Net Investment Factor reduced for each day in the Valuation Period by:

o .00013366 of the Net Investment Factor if the assumed base rate of net investment return is 5% a year; or

o .00009425 of the Net Investment Factor if the assumed base rate of net investment return is 3 1/2%.

Because of this adjustment, the annuity unit value rises and falls depending on whether the actual rate of net investment return (after deduction of charges) is higher or lower than the assumed base rate.

All Certificates have a 5% assumed base rate of net investment return, except in states where that rate is not permitted. Annuity payments under Certificates with an assumed base rate of 3 1/2% will at first be smaller than those under Certificates with a 5% assumed base rate. Payments under the 3 1/2% Certificates, however, will rise more rapidly when unit values are rising, and payments will fall more slowly when unit values are falling than those under 5% Certificates.

The amounts of variable annuity payments are determined as follows:

Payments normally start on the Business Day specified on your election form, or on such other future date as specified therein and are made on a monthly basis. The first three payments are of equal amounts. Each of the first three payments will be based on the amount specified in the Tables of Guaranteed Annuity Payments in the Certificate.

The first three payments depend on the assumed base rate of net investment return and the form of annuity chosen (and any fixed period). If the annuity involved a life contingency, the risk class and the age of the annuitants will affect payments.

The amount of the fourth and each later payment will vary according to the investment performance of the Alliance Common Stock Fund. Each monthly payment will be calculated by multiplying the number of annuity units credited by the average annuity unit value for the second calendar month immediately preceding the due date of the payment. The number of units is calculated by dividing the first monthly payment by the annuity unit value for the Valuation Period which includes the due date of the first monthly payment. The average annuity unit value is the average of the annuity unit values for the Valuation Periods ending in that month. Variable income annuities may also be available by separate prospectus through the Alliance Common Stock or other Funds of other separate accounts we offer.

Illustration of Changes in Annuity Unit Values. To show how we determine variable annuity payments from month to month, assume that the Annuity Account Value on an Annuity Commencement Date is enough to fund an annuity with a monthly payment of $363 and that the annuity unit value for the Valuation Period that includes the due date of the first annuity payment is $1.05. The number of annuity units credited under the contract would be
345.71 (363 divided by 1.05 = 345.71).

If the fourth monthly payment is due in March, and the average annuity unit value for January was $1.10, the annuity payment for March would be the number of units (345.71) times the average annuity unit value ($1.10), or $380.28. If the average annuity unit value was $1 in February, the annuity payment for April would be 345.71 times $1, or $345.71.

PART 4 - CUSTODIAN AND
     INDEPENDENT ACCOUNTANTS

Equitable Life is the custodian for shares of the HR Trust and EQ Trust owned by the Separate Account.

The financial statements of the Separate Account for the period ended December 31, 1996 and 1995, and the consolidated financial statements and consolidated financial statement schedules of Equitable Life at December 31, 1996 and 1995 and for each of the three years ended December 31, 1996 included in the SAI have been audited by Price Waterhouse LLP.

The financial statements of the Separate Account for the period ended December 31, 1996 and 1995, and the consolidated financial statements and consolidated financial statement schedules of Equitable Life at December 31, 1996 and 1995 and for each of the three years ended December 31, 1996 included in this SAI have been so included in reliance on the reports of Price Waterhouse LLP, independent accountants, given on the authority of such firm as experts in accounting and auditing.

PART 5 -ALLIANCE MONEY
     MARKET FUND AND
     ALLIANCE INTERMEDIATE
     GOVERNMENT SECURITIES
     FUND YIELD INFORMATION

Alliance Money Market Fund

The Alliance Money Market Fund calculates yield information for seven-day periods. The seven-day current yield calculation is based on a hypothetical Certificate with one Accumulation Unit at the beginning of the period. To determine the seven-day rate of return, the net change in the Accumulation Unit Value is computed by subtracting the Accumulation Unit Value at the beginning of the period from an Accumulation Unit Value, exclusive of capital changes, at the end of the period.

The net change is then reduced by the average contract fee factor (explained below). This reduction is made to recognize the deduction of the annual contract fee, which is not reflected in the unit value. See "Annual Contract Fee" in Part 7 of the prospectus.

Accumulation Unit Values reflect all other accrued expenses of the Alliance Money Market Fund but do not reflect the distribution fee, the withdrawal charge, the GMDB/GMIB charge or any charges for applicable taxes such as state or local premium taxes.

The adjusted net change is divided by the Accumulation Unit Value at the beginning of the period to obtain the adjusted base period rate of return. This seven-day adjusted base period return is then multiplied by 365/7 to produce an annualized seven-day current yield figure carried to the nearest one-hundredth of one percent.

The actual dollar amount of the annual contract fee that is deducted from the Alliance Money Market Fund will vary for each Certificate depending upon the percentage of the Annuity Account Value allocated to the Alliance Money Market Fund. To determine the effect of the annual contract fee on the yield, we start with the total dollar amounts of the charges deducted from the Fund during the 12-month period ending on the last day of the prior year. The amount is multiplied by 7/365 to produce an average contract fee factor which is used in all weekly yield computations for the ensuing year. The average contract fee factor is then divided by the number of Rollover IRA Alliance Money Market Fund Accumulation Units as of the end of the prior calendar year, and the resulting quotient is deducted from the net change in Accumulation Unit Value for the seven-day period.

The effective yield is obtained by modifying the current yield to give effect to the compounding nature of the Alliance Money Market Fund's investments, as follows: the unannualized adjusted base period return is compounded by adding one to the adjusted base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result, i.e., effective yield = (base period return + 1 ) 365/7 -- 1. The Alliance Money Market Fund yields will fluctuate daily. Accordingly, yields for any given period are not necessarily representative of future results. In addition, the value of Accumulation Units of the Alliance Money Market Fund will fluctuate and not remain constant.

Alliance Intermediate Government Securities Fund

The Alliance Intermediate Government Securities Fund calculates yield information for 30-day periods. The 30-day current yield calculation is based on a hypothetical Certificate with one Accumulation Unit at the beginning of the period. To determine the 30-day rate of return, the net change in the Accumulation Unit Value is computed by subtracting the Accumulation Unit Value at the beginning of the period from an Accumulation Unit Value, exclusive of capital changes, at the end of the period.

The net change is then reduced by the average contract fee factor (explained below). This reduction is made to recognize the deduction of the annual contract fee, which is not reflected in the unit value. See "Annual Contract Fee" in Part 7 of the prospectus.

Accumulation Unit Values reflect all other accrued expenses of the Alliance Intermediate Government Securities Fund but do not reflect the distribution fee, the withdrawal charge, the GMDB/GMIB charge or any charges for applicable taxes such as state or local premium taxes.

The adjusted net change is divided by the Accumulation Unit Value at the beginning of the period to obtain the adjusted base period rate of return. This 30-day adjusted base period return is then multiplied by 365/30 to produce an annualized 30-day current yield figure carried to the nearest one-hundredth of one percent.

The actual dollar amount of the annual contract fee that is deducted from the Alliance Intermediate Government Securities Fund will vary for each Certificate depending upon the percentage of the Annuity Account Value allocated to the Alliance Intermediate Government Securities Fund. To determine the effect of the annual contract fee on the yield, we start with the total dollar amounts of the charges deducted from the Fund during the 12-month period ending on the last day of the prior year. The amount is multiplied by 30/365 to produce an average contract fee factor which is used in all 30-day yield computations for the ensuing year. The average contract fee is then divided by the number of Rollover IRA Alliance Intermediate Government Securities Fund Accumulation Units as of the end of the prior calendar year, and the resulting quotient is deducted from the net change in Accumulation Unit Value for the 30-day period.

The effective yield is obtained by modifying the current yield to give effect to the compounding nature of the Alliance Intermediate Government Securities Fund's investments, as follows: the unannualized adjusted base period return is compounded by adding one to the adjusted base period return, raising the sum to a power equal to 365 divided by 30, and subtracting one from the result, i.e., effective yield = (base period return + 1) 365/30 -- 1. Alliance Intermediate Government Securities Fund yields will fluctuate daily. Accordingly, yields for any given period are not necessarily representative of future results. In addition, the value of Accumulation Units of the Alliance Intermediate Government Securities Fund will fluctuate and not remain constant.

Alliance Money Market Fund and Alliance Intermediate Government Securities Fund Yield Information

The Alliance Money Market Fund and Alliance Intermediate Government Securities Fund yields reflect charges that are not normally reflected in the yields of other investments and therefore may be lower when compared with yields of other investments. Alliance Money Market Fund and Alliance Intermediate Government Securities Fund yields should not be compared to the return on fixed rate investments which guarantee rates of interest for specified periods, such as the Guarantee Periods. Nor should the yield be compared to the yield of money market funds or government securities funds made available to the general public.

The seven-day current yield for the Alliance Money Market Fund was 4.03% for the period ended December 31, 1996. The effective yield for that period was 4.11%.

The 30-day current yield for the Alliance Intermediate Government Securities Fund was 4.41% for the period ended December 31, 1996. The effective yield for that period was 4.50%.

Because the above yields reflect the deduction of Separate Account expenses, including the annual contract fee, they are lower than the corresponding yield figures for the Alliance Money Market Portfolio and Alliance Intermediate Government Securities Portfolio which reflect only the deduction of HR Trust-level expenses.

PART 6 - LONG-TERM MARKET TRENDS

As a tool for understanding how different investment strategies may affect long-term results, it may be useful to consider the historical returns on different types of assets. The following charts present historical return trends for various types of securities. The information presented, while not directly related to the performance of the Investment Funds, helps to provide a perspective on the potential returns of different asset classes over different periods of time. By combining this information with knowledge of your own financial needs (e.g., the length of time until you retire, your financial requirements at retirement), you may be able to better determine how you wish to allocate contributions among the Investment Funds.

Historically, the long-term investment performance of common stocks has generally been superior to that of long-or short-term debt securities. For those investors who have many years until retirement, or whose primary focus is on long-term growth potential and protection against inflation, there may be advantages to allocating some or all of their Annuity Account Value to those Investment Funds that invest in stocks.

                   Growth of $1 Invested on January 1, 1956
                     (Values are as of last business day)

[THE FOLLOWING TABLE WAS REPRESENTED AS A STACKED
AREA GRAPH IN THE PROSPECTUS]


------------------------------------------
             S&P 500
             TOTAL       U.S.
             RETURN      INFLATION
------------------------------------------
             INDEX       VALUE
------------------------------------------
Dec 1956      1.07        1.03
Dec 1957      0.95        1.06
Dec 1958      1.36        1.08
Dec 1959      1.53        1.09
Dec 1960      1.53        1.11
Dec 1961      1.95        1.12
Dec 1962      1.78        1.13
Dec 1963      2.18        1.15
Dec 1964      2.54        1.16
Dec 1965      2.86        1.19
Dec 1966      2.57        1.23
Dec 1967      3.18        1.26
Dec 1968      3.34        1.32
Dec 1969      3.24        1.40
Dec 1970      3.37        1.48
Dec 1971      3.85        1.53
Dec 1972      4.58        1.58
Dec 1973      3.91        1.72
Dec 1974      2.87        1.83
Dec 1975      3.94        2.07
Dec 1976      4.88        2.17
Dec 1977      4.53        2.31
Dec 1978      4.83        2.52
Dec 1979      5.72        2.86
Dec 1980      7.57        3.21
Dec 1981      7.20        3.50
Dec 1982      8.74        3.64
Dec 1983     10.71        3.77
Dec 1984     11.38        3.92
Dec 1985     15.04        4.07
Dec 1986     17.81        4.12
Dec 1987     18.75        4.30
Dec 1988     21.90        4.49
Dec 1989     28.79        4.70
Dec 1990     27.88        4.99
Dec 1991     36.40        5.14
Dec 1992     39.19        5.29
Dec 1993     43.10        5.43
Dec 1994     43.67        5.58
Dec 1995     60.01        5.72
Dec 1996     73.86        5.92

------------------------------------------
[END OF GRAPHICALLY REPRESENTED DATA]

[BLACK] Common Stock   [WHITE] Inflation


Source: Ibbotson Associates, Inc. See discussion and information preceding and following chart on next page.

Over shorter periods of time, however, common stocks tend to be subject to more dramatic changes in value than fixed income (debt) securities. Investors who are nearing retirement age, or who have a need to limit short-term risk, may find it preferable to allocate a smaller percentage of their Annuity Account Value to those Investment Funds that invest in common stocks. The following graph illustrates the monthly fluctuations in value of $1 based on monthly returns of the Standard & Poor's 500 during 1990, a year that represents more typical volatility than 1996.

                   Growth of $1 Invested on January 1, 1990
                    (Values are as of last business date)


[THE FOLLOWING TABLE WAS REPRESENTED AS A SCATTER
GRAPH IN THE PROSPECTUS]

------------------------------------------
                                S&P 500
                U.S. IT         TOTAL
                GVT TR          RETURN
------------------------------------------
                INDEX           INDEX
------------------------------------------
Jan 1990        0.99            0.93
Feb 1990        0.99            0.94
Mar 1990        0.99            0.97
Apr 1990        0.98            0.95
May 1990        1.01            1.04
Jun 1990        1.02            1.03
Jul 1990        1.04            1.03
Aug 1990        1.03            0.93
Sep 1990        1.04            0.89
Oct 1990        1.06            0.89
Nov 1990        1.08            0.94
Dec 1990        1.10            0.97

  Common Stock  Intermediate-Term Govt. Bonds

[END OF GRAPHICALLY REPRESENTED DATA]

Source: Ibbotson Associates, Inc. See discussion and information preceding and following chart.

The following chart illustrates average annual rates of return over selected time periods between December 31, 1926 and December 31, 1996 for different types of securities: common stocks, long-term government bonds, long-term corporate bonds, intermediate-term govern-ment bonds and U.S. Treasury Bills. For comparison purposes, the Consumer Price Index is shown as a measure of inflation. The average annual returns shown in the chart reflect capital appreciation and assume the reinvestment of dividends and interest. No investment management fees or expenses, and no charges typically associated with deferred annuity products, are reflected.

The information presented is merely a summary of past experience for unmanaged groups of securities and is neither an estimate nor guarantee of future performance. Any invest ment in securities, whether equity or debt, involves varying degrees of potential risk, in addition to offering varying degrees of potential reward.

The rates of return illustrated do not represent returns of the Separate Account. In addition, there is no assurance that the performance of the Investment Funds will correspond to rates of return such as those illustrated in the chart.

For a comparative illustration of performance results of the Investment Funds (which reflect the trusts and Separate Account charges), see the supplement to the prospectus.

                                MARKET TRENDS:
                     ILLUSTRATIVE ANNUAL RATES OF RETURN

                                                       LONG-TERM   INTERMEDIATE-
  FOR THE FOLLOWING PERIODS     COMMON    LONG-TERM    CORPORATE       TERM        U.S. TREASURY    CONSUMER
        ENDING 12/31/96         STOCKS   GOVT. BONDS     BONDS      GOVT. BONDS        BILLS       PRICE INDEX
----------------------------- -------- ------------- ----------- --------------- --------------- -------------
1 Year                          23.07%      (0.93)%      1.40%         2.10%           5.21%          3.58%
3 Years                         19.66        6.36        6.72          4.19            4.90           2.93
5 Years                         15.20        8.98        8.52          6.17            4.22           2.89
10 Years                        15.28        9.39        9.48          7.77            5.46           3.70
20 Years                        14.55        9.54        9.71          9.14            7.28           5.15
30 Years                        11.85        7.75        8.24          8.27            6.73           5.39
40 Years                        11.18        6.51        6.99          7.08            5.80           4.47
50 Years                        12.59        5.33        5.76          5.89            4.89           4.08
60 Years                        11.19        5.06        5.38          5.32            4.10           4.13
Since 12/31/26                  10.71        5.08        5.64          5.21            3.74           3.12
Inflation adjusted since 1926    7.36        1.90        2.44          2.02            0.60             --

SOURCE: Ibbotson, Roger G., and Rex A. Sinquefield, Stocks, Bonds, Bills, and Inflation (SBBI), 1982, updated in Stocks, Bonds, Bills and Inflation 1997 Yearbook(Trademark), Ibbotson Associates, Inc., Chicago. All rights reserved.

COMMON STOCKS (S&P 500)--Standard and Poor's Composite Index, an unmanaged weighted index of the stock performance of 500 industrial, transportation, utility and financial companies.

LONG-TERM GOVERNMENT BONDS--Measured using a one-bond portfolio constructed each year containing a bond with approximately a twenty year maturity and a reasonably current coupon.

LONG-TERM CORPORATE BONDS--For the period 1969-1996, represented by the Salomon Brothers Long-term, High-Grade Corporate Bond Index; for the period 1946-1968, the Salomon Brothers Index was backdated using Salomon Brothers monthly yield data and a methodology similar to that used by Salomon Brothers for 1969-1996; for the period 1927-1945, the Standard and Poor's monthly High-Grade Corporate Composite yield data were used, assuming a 4 percent coupon and a twenty year maturity.

INTERMEDIATE-TERM GOVERNMENT BONDS--Measured by a one-bond portfolio constructed each year containing a bond with approximately a five year maturity.

U. S. TREASURY BILLS--Measured by rolling over each month a one-bill portfolio containing, at the beginning of each month, the bill having the shortest maturity not less than one month.

INFLATION--Measured by the Consumer Price Index for all Urban Consumers (CPI-U), not seasonally adjusted.

PART 7 - FINANCIAL STATEMENTS

The consolidated financial statements of The Equitable Life Assurance Society of the United States included herein should be considered only as bearing upon the ability of Equitable Life to meet its obligations under the Certificates. There are no financial statements for the Investment Funds of the Separate Account investing in the Alliance Small Cap Growth and Alliance High Yield Portfolios of HR Trust and Class IB shares of EQ Trust as the Separate Account did not invest in such shares prior to the date of the prospectus supplement and SAI.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
The Equitable Life Assurance Society of the United States and Contractowners of Separate Account No. 45 of The Equitable Life Assurance Society of the United States

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the Money Market Fund, Intermediate Government Securities Fund, Growth & Income Fund, Common Stock Fund, Global Fund, International Fund, Aggressive Stock Fund, Conservative Investors Fund and Growth Investors Fund, separate investment funds of The Equitable Life Assurance Society of the United States ("Equitable Life") Separate Account No. 45 at December 31, 1996, the results of each of their operations and changes in each of their net assets for the periods indicated, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Equitable Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of shares in The Hudson River Trust at December 31, 1996 with the transfer agent, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
New York, New York
February 10, 1997

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT 45

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1996

                                             INTERMEDIATE
                                    MONEY     GOVERNMENT   GROWTH &     COMMON
                                   MARKET     SECURITIES    INCOME       STOCK
                                    FUND         FUND        FUND        FUND
                                ----------- ------------ ----------- -----------
ASSETS
Investments in shares of
 The Hudson River Trust--
 at market value (Note 1)
  Cost:    $32,590,855  ........ $32,392,955
             3,570,593 .........              $3,533,879
             14,345,718.........                          $15,109,954
             74,352,777.........                                      $75,709,230
             15,256,959.........
             8,620,079..........
             43,176,986.........
             7,918,815..........
             24,267,019.........
Receivable for policy related
 transactions ..................     919,631       2,352      217,813     812,700
                                ----------- ------------ ----------- -----------
Total Assets ...................  33,312,586   3,536,231   15,327,767  76,521,930
                                ----------- ------------ ----------- -----------
LIABILITIES
Payable for The Hudson River
 Trust shares purchased ........     934,835       4,273      224,654     853,808
Amount retained by Equitable
 Life in Separate Account 45
 (Note 4) ......................      80,961      55,974       77,185     161,327
                                ----------- ------------ ----------- -----------
Total Liabilities ..............   1,015,796      60,247      301,839   1,015,135
                                ----------- ------------ ----------- -----------
NET ASSETS ATTRIBUTABLE TO
 CONTRACT OWNERS................ $32,296,790  $3,475,984  $15,025,928 $75,506,795
                                =========== ============ =========== ===========
Units Outstanding at December
 31, 1996 (Note 5) .............   1,301,724     252,426    1,055,829     493,651
                                =========== ============ =========== ===========
Unit Value at December 31,
 1996........................... $     24.81  $    13.77  $     14.23 $    152.96
                                =========== ============ =========== ===========

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                                           AGGRESSIVE  CONSERVATIVE   GROWTH
                                   GLOBAL    INTERNATIONAL    STOCK     INVESTORS    INVESTORS
                                    FUND         FUND         FUND         FUND        FUND
                                ----------- ------------- ----------- ------------ -----------
ASSETS
Investments in shares of
 The Hudson River Trust--
 at market value (Note 1)
  Cost:    $32,590,855  ........
             3,570,593 .........
             14,345,718 ........
             74,352,777 ........
             15,256,959......... $15,456,443
             8,620,079..........              $8,651,467
             43,176,986.........                           $41,011,800
             7,918,815..........                                        $7,923,466
             24,267,019.........                                                    $24,108,242
Receivable for policy related
 transactions ..................     206,778      39,027       528,494     190,991      255,852
                                ----------- ------------- ----------- ------------ -----------
Total Assets ...................  15,663,221   8,690,494    41,540,294   8,114,457   24,364,094
                                ----------- ------------- ----------- ------------ -----------
LIABILITIES
Payable for The Hudson River
 Trust shares purchased ........     213,416      43,221       549,556     195,199      269,698
Amount retained by Equitable
 Life in Separate Account 45
 (Note 4) ......................      73,501      63,269       103,486      60,976       86,001
                                ----------- ------------- ----------- ------------ -----------
Total Liabilities ..............     286,917     106,490       653,042     256,175      355,699
                                ----------- ------------- ----------- ------------ -----------
NET ASSETS ATTRIBUTABLE TO
 CONTRACT OWNERS................ $15,376,304  $8,584,004   $40,887,252  $7,858,282  $24,008,395
                                =========== ============= =========== ============ ===========
Units Outstanding at December
 31, 1996 (Note 5) .............     608,877     716,759       620,080     456,627      914,232
                                =========== ============= =========== ============ ===========
Unit Value at December 31,
 1996........................... $     25.25  $    11.98   $     65.94  $    17.21  $     26.26
                                =========== ============= =========== ============ ===========

See Notes to Financial Statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT 45

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1996

                                                           INTERMEDIATE
                                                   MONEY    GOVERNMENT   GROWTH &    COMMON
                                                  MARKET    SECURITIES    INCOME     STOCK
                                                   FUND        FUND        FUND       FUND
                                                --------- ------------ ---------- ----------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Hudson River Trust  ....... $ 973,287   $169,012   $  140,078 $  307,270
 Expenses (Note 3):
 Mortality and expense risk charges ............   182,124     30,204       75,795    350,135
                                                --------- ------------ ---------- ----------
NET INVESTMENT INCOME ..........................   791,163    138,808       64,283    (42,865)
                                                --------- ------------ ---------- ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (NOTE 2):
 Realized gain (loss) on investments ...........    19,803    (21,067)      30,281    249,329
 Realized gain distribution from
  The Hudson River Trust .......................        --         --      663,496  5,761,725
                                                --------- ------------ ---------- ----------
  Net Realized Gain (Loss) .....................    19,803    (21,067)     693,777  6,011,054
                                                --------- ------------ ---------- ----------
 Unrealized appreciation/(depreciation) on
  investments:
 Beginning of period ...........................   (32,003)     4,810       65,829   (147,558)
 End of period .................................  (197,900)   (36,714)     764,236  1,356,453
                                                --------- ------------ ---------- ----------
 Change in unrealized
  appreciation/(depreciation) during the period   (165,897)   (41,524)     698,407  1,504,011
                                                --------- ------------ ---------- ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...................................  (146,094)   (62,591)   1,392,184  7,515,065
                                                --------- ------------ ---------- ----------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS ..................... $ 645,069   $ 76,217   $1,456,467 $7,472,200
                                                ========= ============ ========== ==========

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                                                        AGGRESSIVE  CONSERVATIVE  GROWTH
                                                  GLOBAL  INTERNATIONAL    STOCK     INVESTORS   INVESTORS
                                                   FUND       FUND         FUND         FUND       FUND
                                                -------- ------------- ----------- ------------ ---------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Hudson River Trust  ....... $159,750   $100,654    $    48,668   $249,730  $  364,945
 Expenses (Note 3):
 Mortality and expense risk charges ............   71,437     47,321        170,068     56,301     146,920
                                                -------- ------------- ----------- ------------ ---------
NET INVESTMENT INCOME ..........................   88,313     53,333       (121,400)   193,429     218,025
                                                -------- ------------- ----------- ------------ ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (NOTE 2):
 Realized gain (loss) on investments ...........   68,368    106,050        179,807      1,003      35,624
 Realized gain distribution from
  The Hudson River Trust .......................  474,848    128,244      3,900,528    153,963   1,566,277
                                                -------- ------------- ----------- ------------ ---------
  Net Realized Gain (Loss) .....................  543,216    234,294      4,080,335    154,966   1,601,901
                                                -------- ------------- ----------- ------------ ---------
 Unrealized appreciation/(depreciation) on
  investments:
 Beginning of period ...........................   15,112     15,034       (169,970)    16,872      39,211
 End of period .................................  199,484     31,388     (2,165,186)     4,651    (158,777)
                                                -------- ------------- ----------- ------------ ---------
 Change in unrealized
  appreciation/(depreciation) during the period   184,372     16,354     (1,995,216)   (12,221)   (197,988)
                                                -------- ------------- ----------- ------------ ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...................................  727,588    250,648      2,085,119    142,745   1,403,913
                                                -------- ------------- ----------- ------------ ---------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS ..................... $815,901   $303,981    $ 1,963,719   $336,174  $1,621,938
                                                ======== ============= =========== ============ =========

------------
See Notes to Financial Statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT 45

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,

                                                             INTERMEDIATE
                                                              GOVERNMENT
                                   MONEY MARKET FUND        SECURITIES FUND
                                ------------------------ ----------------------
                                    1996        1995*        1996       1995*
                                ------------ ----------- ----------- ----------
INCREASE (DECREASE) IN NET
 ASSETS:
FROM OPERATIONS:
 Net investment income .........$    791,163 $    84,034 $   138,808 $   26,602
 Net realized gain (loss)  .....      19,803      (9,249)    (21,067)       691
 Change in unrealized
  appreciation/depreciation on
  investments ..................    (165,897)    (32,003)    (41,524)     4,810
                                ------------ ----------- ----------- ----------
 Net increase in net assets
  from operations ..............     645,069      42,782      76,217     32,103
                                ------------ ----------- ----------- ----------
FROM CONTRACT OWNER
 TRANSACTIONS:
 Contributions and Transfers:
  Contributions ................  95,681,367  11,156,359   1,798,660  1,629,203
  Transfers from other Funds
   and Guaranteed Interest Rate
   Account (Note 1) ............  19,687,669      59,949   8,533,013    513,895
                                ------------ ----------- ----------- ----------
   Total ....................... 115,369,036  11,216,308  10,331,673  2,143,098
                                ------------ ----------- ----------- ----------
 Benefit & other policy
  transaction...................     198,356          --      15,968         --
 Withdrawals and Transfers:
  Withdrawal and administrative
   charges          .  ..........    514,843          --      77,637         --
  Transfers to other Funds and
   Guaranteed Interest Rate
   Account (Note 1) ............  87,121,388   7,122,265   8,982,626     20,000
                                ------------ ----------- ----------- ----------
   Total .......................  87,834,587   7,122,265   9,076,231     20,000
                                ------------ ----------- ----------- ----------
 Net increase in net assets
  from Contract Owner
  transactions .................  27,534,449   4,094,043   1,255,442  2,123,098
                                ------------ ----------- ----------- ----------
NET INCREASE IN AMOUNT RETAINED
 BY EQUITABLE LIFE IN SEPARATE
  ACCOUNT 45 (NOTE 4)...........     (17,582)     (1,971)     (6,709)    (4,167)
                                ------------ ----------- ----------- ----------
INCREASE IN NET ASSETS
 ATTRIBUTABLE TO CONTRACT
 OWNERS ........................  28,161,936   4,134,854   1,324,950  2,151,034
NET ASSETS, BEGINNING OF PERIOD
 ATTRIBUTABLE TO CONTRACT
 OWNERS ........................   4,134,854          --   2,151,034         --
                                ------------ ----------- ----------- ----------
NET ASSETS, END OF PERIOD
 ATTRIBUTABLE TO CONTRACT
 OWNERS ........................$ 32,296,790 $ 4,134,854 $ 3,475,984 $2,151,034
                                ============ =========== =========== ==========

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                        GROWTH &
                                      INCOME FUND         COMMON STOCK FUND         GLOBAL FUND
                                 ---------------------- ----------------------- ----------------------
                                    1996       1995*       1996       1995*       1996       1995*
                                 ----------- ---------- ----------- ----------- ----------- ----------
INCREASE (DECREASE) IN NET
 ASSETS:
FROM OPERATIONS:
 Net investment income ......... $    64,283 $   13,604 $   (42,865) $   18,811 $    88,313 $    4,015
 Net realized gain (loss)  .....     693,777         --   6,011,054     366,599     543,216     32,515
 Change in unrealized
  appreciation/depreciation on
  investments ..................     698,407     65,829   1,504,011    (147,558)    184,372     15,112
                                 ----------- ---------- ----------- ----------- ----------- ----------
 Net increase in net assets
  from operations ..............   1,456,467     79,433   7,472,200     237,852     815,901     51,642
                                 ----------- ---------- ----------- ----------- ----------- ----------
FROM CONTRACT OWNER
 TRANSACTIONS:
 Contributions and Transfers:
  Contributions ................   6,251,620  1,306,253  36,558,323   3,944,181   9,199,245    818,158
  Transfers from other Funds
   and Guaranteed Interest Rate
   Account (Note 1) ............   6,040,990    432,486  34,378,499   2,697,390   6,255,073    233,534
                                 ----------- ---------- ----------- ----------- ----------- ----------
   Total .......................  12,292,610  1,738,739  70,936,822   6,641,571  15,454,318  1,051,692
                                 ----------- ---------- ----------- ----------- ----------- ----------
 Benefit & other policy
  transaction...................     130,199         --     427,323          --      70,774         --
 Withdrawals and Transfers:
  Withdrawal and administrative
   charges          .  ..........     31,991        703     290,642      14,649      36,757      1,379
  Transfers to other Funds and
   Guaranteed Interest Rate
   Account (Note 1) ............     342,494         --   8,933,676      18,685   1,836,433     26,094
                                 ----------- ---------- ----------- ----------- ----------- ----------
   Total .......................     504,684        703   9,651,641      33,334   1,943,964     27,473
                                 ----------- ---------- ----------- ----------- ----------- ----------
 Net increase in net assets
  from Contract Owner
  transactions .................  11,787,926  1,738,036  61,285,181   6,608,237  13,510,354  1,024,219
                                 ----------- ---------- ----------- ----------- ----------- ----------
NET INCREASE IN AMOUNT RETAINED
 BY EQUITABLE LIFE IN SEPARATE
  ACCOUNT 45 (NOTE 4)...........     (27,565)    (8,369)    (85,006)    (11,669)    (18,054)    (7,758)
                                 ----------- ---------- ----------- ----------- ----------- ----------
INCREASE IN NET ASSETS
 ATTRIBUTABLE TO CONTRACT
 OWNERS ........................  13,216,828  1,809,100  68,672,375   6,834,420  14,308,201  1,068,103
NET ASSETS, BEGINNING OF PERIOD
 ATTRIBUTABLE TO CONTRACT
 OWNERS ........................   1,809,100         --   6,834,420          --   1,068,103         --
                                 ----------- ---------- ----------- ----------- ----------- ----------
NET ASSETS, END OF PERIOD
 ATTRIBUTABLE TO CONTRACT
 OWNERS ........................ $15,025,928 $1,809,100 $75,506,795  $6,834,420 $15,376,304 $1,068,103
                                 =========== ========== =========== =========== =========== ==========

* Commencement of operations on May 1, 1995 for all funds.
See Notes to Financial Statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT 45

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,

                                                                                 AGGRESSIVE
                                                    INTERNATIONAL FUND           STOCK FUND
                                                   ---------------------   ------------------------
                                                      1996        1995*       1996         1995*
                                                   ----------   --------   -----------   ----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................... $   53,333   $  8,748   $  (121,400)  $   (3,345)
 Net realized gain ...............................    234,294      5,969     4,080,335      324,801
 Change in unrealized appreciation/depreciation
  on investments .................................     16,354     15,034    (1,995,216)    (169,970)
                                                   ----------   --------   -----------   ----------
 Net increase in net assets from operations  .....    303,981     29,751     1,963,719      151,486
                                                   ----------   --------   -----------   ----------
FROM CONTRACT OWNER TRANSACTIONS:
 Contributions and Transfers:
  Contributions ..................................  3,782,377    549,641    22,776,845    2,114,597
  Transfers from other Funds and Guaranteed
   Interest Rate Account (Note 1) ................  5,791,839    236,742    20,452,746      930,163
                                                   ----------   --------   -----------   ----------
   Total .........................................  9,574,216    786,383    43,229,591    3,044,760
                                                   ----------   --------   -----------   ----------
 Benefit & other policy transaction...............     38,451         --       245,070           --
 Withdrawals and Transfers:
  Withdrawal and administrative charges  .........     75,353        691        90,356       14,649
  Transfers to other Funds and Guaranteed
   Interest Rate Account (Note 1) ................  1,979,003         --     7,099,325        6,689
                                                   ----------   --------   -----------   ----------
   Total .........................................  2,092,807        691     7,434,751       21,338
                                                   ----------   --------   -----------   ----------
 Net increase in net assets from Contract Owner
  transactions ...................................  7,481,409    785,692    35,794,840    3,023,422
                                                   ----------   --------   -----------   ----------
NET INCREASE IN AMOUNT RETAINED BY
 EQUITABLE LIFE IN SEPARATE ACCOUNT 45 (NOTE 4) ..    (11,874)    (4,955)      (33,503)     (12,712)
                                                   ----------   --------   -----------   ----------
INCREASE IN NET ASSETS ATTRIBUTABLE TO CONTRACT
 OWNERS ..........................................  7,773,516    810,488    37,725,056    3,162,196
NET ASSETS, BEGINNING OF PERIOD ATTRIBUTABLE TO
 CONTRACT OWNERS .................................    810,488         --     3,162,196           --
                                                   ----------   --------   -----------   ----------
NET ASSETS, END OF PERIOD ATTRIBUTABLE TO
 CONTRACT OWNERS ................................. $8,584,004   $810,488   $40,887,252   $3,162,196
                                                   ==========   ========   ===========   ==========

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                                          CONSERVATIVE                GROWTH
                                                         INVESTORS FUND            INVESTORS FUND
                                                     -----------------------   -----------------------
                                                        1996         1995*        1996         1995*
                                                     ----------   ----------   -----------  ----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ...........................   $  193,429   $   24,367   $   218,025  $   31,399
 Net realized gain ...............................      154,966       11,297     1,601,901      54,116
 Change in unrealized appreciation/depreciation
  on investments .................................      (12,221)      16,872      (197,988)     39,211
                                                     ----------   ----------   -----------  ----------
 Net increase in net assets from operations  .....      336,174       52,536     1,621,938     124,726
                                                     ----------   ----------   -----------  ----------
FROM CONTRACT OWNER TRANSACTIONS:
 Contributions and Transfers:
  Contributions ..................................    3,977,495      977,433    11,004,121   1,950,052
  Transfers from other Funds and Guaranteed
   Interest Rate Account (Note 1) ................    2,837,790      698,465     9,331,901   1,712,951
                                                     ----------   ----------   -----------  ----------
   Total .........................................    6,815,285    1,675,898    20,336,022   3,663,003
                                                     ----------   ----------   -----------  ----------
 Benefit & other policy transaction...............       60,271           --       206,468          --
 Withdrawals and Transfers:
  Withdrawal and administrative charges  .........      100,314           --       228,021      24,866
  Transfers to other Funds and Guaranteed
   Interest Rate Account (Note 1) ................      814,338       27,054     1,177,040      59,290
                                                     ----------   ----------   -----------  ----------
   Total .........................................      974,923       27,054     1,611,529      84,156
                                                     ----------   ----------   -----------  ----------
 Net increase in net assets from Contract Owner
  transactions ...................................    5,840,362    1,648,844    18,724,493   3,578,847
                                                     ----------   ----------   -----------  ----------
NET INCREASE IN AMOUNT RETAINED BY
 EQUITABLE LIFE IN SEPARATE ACCOUNT 45 (NOTE 4) ..      (12,633)      (7,001)      (32,214)     (9,395)
                                                     ----------   ----------   -----------  ----------
INCREASE IN NET ASSETS ATTRIBUTABLE TO CONTRACT
 OWNERS ..........................................    6,163,903    1,694,379    20,314,217   3,694,178
NET ASSETS, BEGINNING OF PERIOD ATTRIBUTABLE TO
 CONTRACT OWNERS .................................    1,694,379           --     3,694,178          --
                                                     ----------   ----------   -----------  ----------
NET ASSETS, END OF PERIOD ATTRIBUTABLE TO
 CONTRACT OWNERS .................................   $7,858,282   $1,694,379   $24,008,395  $3,694,178
                                                     ==========   ==========   ===========  ==========

--------------------
* Commencement of operations on May 1, 1995 for all funds.
See Notes to Financial Statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT NO. 45

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1996

1. General

   The Equitable Life Assurance Society of the United States (Equitable Life) Separate Account No. 45 (the Account) is organized as a unit investment trust, a type of investment company, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940. The Account consists of nine investment funds (Funds): the Money Market Fund, the Intermediate Government Securities Fund, the Growth & Income Fund, the Common Stock Fund, the Global Fund, the International Fund, the Aggressive Stock Fund, the Conservative Investors Fund and the Growth Investors Fund. The assets in each Fund are invested in Class IA shares of a corresponding portfolio (Portfolio) of a mutual fund, The Hudson River Trust (the Trust). The Trust is an open-end, diversified, management investment company that invests the assets of separate accounts of insurance companies. Each Portfolio has separate investment objectives.

   The Account is used to fund benefits for the Income Manager Accumulator, a non-qualified deferred variable annuity, which combines the Portfolios in the Account with guaranteed fixed rate options, and the Income Manager Rollover IRA, which offers the same investment options as the Accumulator for the qualified market. The Income Manager Accumulator and the Income Manager Rollover IRA, collectively referred to as the Contracts, are offered under group and individual variable deferred annuity forms.

   All Contracts are issued by Equitable Life. The assets of the Account are the property of Equitable Life. However, the portion of the Account's assets attributable to the Contracts will not be chargeable with liabilities arising out of any other business Equitable Life may conduct.

   Contract owners may allocate amounts in their individual accounts to the Funds of the Account, and/or to the guaranteed interest account of Equitable Life's General Account, and/or to other Separate Accounts. The net assets of any Fund of the Account may not be less than the aggregate of the contract owners' accounts allocated to that Fund. Additional assets are set aside in Equitable Life's General Account to provide for other policy benefits, as required under the state insurance law.

2. Significant Accounting Policies

   The accompanying financial statements are prepared in conformity with generally accepted accounting principles (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   Investments are made in shares of the Trust and are valued at the net asset values per share of the respective Portfolios. The net asset value is determined by the Trust using the market or fair value of the underlying assets of the Portfolio.

   Investment transactions are recorded on the trade date. Realized gains and losses include gains and losses on redemptions of the Trust's shares (determined on the identified cost basis) and Trust distributions representing the net realized gains on Trust investment transactions.

   Dividends are recorded at the end of each quarter on the ex-dividend date. Capital gains are distributed by the Trust at the end of each year.

   No Federal income tax based on net income or realized and unrealized capital gains is currently applicable to Contracts participating in the Account by reason of applicable provisions of the Internal Revenue Code and no Federal income tax payable by Equitable Life is expected to affect the unit value of Contracts participating in the Account. Accordingly, no provision for income taxes is required.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT NO. 45

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 1996

3. Asset Charges

   Charges are made directly against the net assets of the Account and are reflected daily in the computation of the unit values of the Contracts. Under the Contracts, Equitable Life deducts mortality and expense risks at an annual rate of 0.90%. In addition, asset based administrative charges are also deducted from the net assets at an annual rate of 0.25%. The charges may be retained in the Account by Equitable Life and, to the extent retained, participate in the net investment results of the trust ratably with assets attributable to the Contracts. The aggregate of these charges may not exceed a total effective annual rate of 1.15%.

4. Amounts retained by Equitable Life in Separate Account No. 45

   The amount retained by Equitable Life in the Account arises principally from (1) contributions from Equitable Life, (2) mortality and expense charges and asset based administrative charges accumulated in the account, and (3) that portion, determined ratably, of the Account's investment results applicable to those assets in the Account in excess of the net assets for the Contracts. Amounts retained by Equitable Life are not subject to charges for mortality and expense risks and asset based administrative expenses.

   Amounts retained by Equitable Life in the Account may be transferred at any time by Equitable Life to its General Account.

   The following table shows the net surplus contributions (withdrawals) by Equitable Life by investment fund:

                                      YEARS ENDED DECEMBER
                                              31,
                                    ----------------------
           INVESTMENT FUND               1996       1995*
----------------------------------- ------------ ---------
Money Market .......................  $(125,000)  $ 50,000
Intermediate Government Securities      (25,000)    50,000
Growth & Income ....................    (60,000)    50,000
Common Stock .......................   (223,000)    50,000
Global .............................    (52,000)    50,000
International ......................    (35,000)    50,000
Aggressive Stock ...................   (110,000)    50,000
Conservative Investors .............    (45,000)    50,000
Growth Investors ...................   (105,000)    50,000
                                    ------------ ---------
                                      $(780,000)  $450,000
                                    ============ =========

------------
*Commencement of operations on May 1, 1995 for all funds.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT NO. 45

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 1996
 (Continued)
 5. Accumulation Unit Values
    Shown below is accumulation unit value information for a unit outstanding throughout the period shown.

                                            MAY 1(A)
                                               TO
                           DECEMBER 31,   DECEMBER 31,
                               1996           1995
                         -------------- --------------
MONEY MARKET FUND
------------------------
Unit value, beginning of
 period .................    $ 23.83        $ 23.15
Unit value, end of
 period .................    $ 24.81        $ 23.83
Number of units
 outstanding,
 end of period (000's)  .      1,302            174

INTERMEDIATE GOVERNMENT
SECURITIES FUND
------------------------
Unit value, beginning of
 period .................    $ 13.42        $ 12.50
Unit value, end of
 period .................    $ 13.77        $ 13.42
Number of units
 outstanding,
 end of period (000's)  .        252            160

GROWTH & INCOME
------------------------
Unit value, beginning of
 period .................    $ 11.99        $ 10.38
Unit value, end of
 period .................    $ 14.23        $ 11.99
Number of units
 outstanding,
 end of period (000's)  .      1,056            151

COMMON STOCK FUND
------------------------
Unit value, beginning of
 period .................    $124.52        $102.34
Unit value, end of
 period .................    $152.96        $124.52
Number of units
 outstanding,
 end of period (000's)  .        494             55

GLOBAL FUND
------------------------
Unit value, beginning of
 period .................    $ 22.29        $ 19.48
Unit value, end of
 period .................    $ 25.25        $ 22.29
Number of units
 outstanding,
 end of period (000's)  .        609             48


                                             MAY 1(A)
                                                TO
                            DECEMBER 31,   DECEMBER 31,
                                1996           1995
                          -------------- --------------
 INTERNATIONAL FUND
 ------------------------
 Unit value, beginning of
  period .................     $11.03         $10.13
 Unit value, end of
  period .................     $11.98         $11.03
 Number of units
  outstanding,
  end of period (000's)  .        717             73

 AGGRESSIVE STOCK FUND
 ------------------------
 Unit value, beginning of
  period .................     $54.59         $44.03
 Unit value, end of
  period .................     $65.94         $54.59
 Number of units
  outstanding,
  end of period (000's)  .        620             58

 CONSERVATIVE INVESTORS FUND
 ------------------------
 Unit value, beginning of
  period .................     $16.55         $14.65
 Unit value, end of
  period .................     $17.21         $16.55
 Number of units
  outstanding,
  end of period (000's)  .        457            102

 GROWTH INVESTORS FUND
 ------------------------
 Unit value, beginning of
  period .................     $23.59         $20.07
 Unit value, end of
  period .................     $26.26         $23.59
 Number of units
  outstanding,
  end of period (000's)  .        914            157


------------
 (a) Date on which units were made available for sale.

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Shareholder of The Equitable Life Assurance Society of the United States

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of earnings, of shareholder's equity and of cash flows present fairly, in all material respects, the financial position of The Equitable Life Assurance Society of the United States and its subsidiaries ("Equitable Life") at December 31, 1996 and 1995, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1996, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Equitable Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

As discussed in Note 2 to the consolidated financial statements, Equitable Life changed its methods of accounting for long-duration participating life insurance contracts and long-lived assets in 1996, for loan impairments in 1995 and for postemployment benefits in 1994.


Price Waterhouse LLP
New York, New York
February 10, 1997
                                      F-1

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 1996 AND 1995

                                                                        1996                 1995
                                                                  -----------------    -----------------
                                                                              (IN MILLIONS)
ASSETS
Investments:
  Fixed maturities:
    Available for sale, at estimated fair value.................   $    18,077.0        $    15,899.9
  Mortgage loans on real estate.................................         3,133.0              3,638.3
  Equity real estate............................................         3,297.5              3,916.2
  Policy loans..................................................         2,196.1              1,976.4
  Investment in and loans to affiliates.........................           685.0                636.6
  Other equity investments......................................           597.3                621.1
  Other invested assets.........................................           288.7                706.1
                                                                  -----------------    -----------------
      Total investments.........................................        28,274.6             27,394.6
Cash and cash equivalents.......................................           538.8                774.7
Deferred policy acquisition costs...............................         3,104.9              3,075.8
Amounts due from discontinued GIC Segment.......................           996.2              2,097.1
Other assets....................................................         2,552.2              2,718.1
Closed Block assets.............................................         8,495.0              8,582.1
Separate Accounts assets........................................        29,646.1             24,566.6
                                                                  -----------------    -----------------
TOTAL ASSETS....................................................   $    73,607.8        $    69,209.0
                                                                  =================    =================

LIABILITIES
Policyholders' account balances.................................   $    21,865.6        $    21,911.2
Future policy benefits and other policyholders' liabilities.....         4,416.6              4,007.3
Short-term and long-term debt...................................         1,766.9              1,899.3
Other liabilities...............................................         2,785.1              3,380.7
Closed Block liabilities........................................         9,091.3              9,221.4
Separate Accounts liabilities...................................        29,598.3             24,531.0
                                                                  -----------------    -----------------
      Total liabilities.........................................        69,523.8             64,950.9
                                                                  -----------------    -----------------

Commitments and contingencies (Notes 10, 12, 13, 14 and 15)

SHAREHOLDER'S EQUITY
Common stock, $1.25 par value 2.0 million shares
  authorized, issued and outstanding............................             2.5                  2.5
Capital in excess of par value..................................         3,105.8              3,105.8
Retained earnings...............................................           798.7                788.4
Net unrealized investment gains.................................           189.9                396.5
Minimum pension liability.......................................           (12.9)               (35.1)
                                                                  -----------------    -----------------
      Total shareholder's equity................................         4,084.0              4,258.1
                                                                  -----------------    -----------------

TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY......................   $    73,607.8        $    69,209.0
                                                                  =================    =================

                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                       CONSOLIDATED STATEMENTS OF EARNINGS
                  YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                                                                1996               1995               1994
                                                          -----------------  -----------------  -----------------
                                                                              (IN MILLIONS)
REVENUES
Universal life and investment-type product policy fee
  income................................................   $      874.0       $       788.2      $       715.0
Premiums................................................          597.6               606.8              625.6
Net investment income...................................        2,175.9             2,088.2            1,998.6
Investment (losses) gains, net..........................           (9.8)                5.3               91.8
Commissions, fees and other income......................        1,081.8               897.1              847.4
Contribution from the Closed Block......................          125.0               143.2              137.0
                                                          -----------------  -----------------  -----------------

      Total revenues....................................        4,844.5             4,528.8            4,415.4
                                                          -----------------  -----------------  -----------------

BENEFITS AND OTHER DEDUCTIONS
Interest credited to policyholders' account balances....        1,270.2             1,248.3            1,201.3
Policyholders' benefits.................................        1,317.7             1,008.6              914.9
Other operating costs and expenses......................        2,048.0             1,775.8            1,857.7
                                                          -----------------  -----------------  -----------------

      Total benefits and other deductions...............        4,635.9             4,032.7            3,973.9
                                                          -----------------  -----------------  -----------------

Earnings from continuing operations before Federal
  income taxes, minority interest and cumulative
  effect of accounting change...........................          208.6               496.1              441.5
Federal income taxes....................................            9.7               120.5              100.2
Minority interest in net income of consolidated
  subsidiaries..........................................           81.7                62.8               50.4
                                                          -----------------  -----------------  -----------------
Earnings from continuing operations before
  cumulative effect of accounting change................          117.2               312.8              290.9
Discontinued operations, net of Federal income taxes....          (83.8)                -                  -
Cumulative effect of accounting change, net of Federal
  income taxes..........................................          (23.1)                -                (27.1)
                                                          -----------------  -----------------  -----------------

Net Earnings............................................   $       10.3       $       312.8      $       263.8
                                                          =================  =================  =================


                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                 CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY
                  YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                                                                      1996               1995               1994
                                                                -----------------  -----------------  -----------------
                                                                                    (IN MILLIONS)

Common stock, at par value, beginning and end of year.........   $        2.5       $         2.5      $         2.5
                                                                -----------------  -----------------  -----------------

Capital in excess of par value, beginning of year as
  previously reported.........................................        2,913.6             2,913.6            2,613.6
Cumulative effect on prior years of retroactive restatement
  for accounting change.......................................          192.2               192.2              192.2
                                                                -----------------  -----------------  -----------------
Capital in excess of par value, beginning of year as restated.        3,105.8             3,105.8            2,805.8
Additional capital in excess of par value.....................            -                   -                300.0
                                                                -----------------  -----------------  -----------------
Capital in excess of par value, end of year...................        3,105.8             3,105.8            3,105.8
                                                                -----------------  -----------------  -----------------

Retained earnings, beginning of year as previously reported...          781.6               484.0              217.6
Cumulative effect on prior years of retroactive restatement
  for accounting change.......................................            6.8                (8.4)              (5.8)
                                                                -----------------  -----------------  -----------------
Retained earnings, beginning of year as restated..............          788.4               475.6              211.8
Net earnings..................................................           10.3               312.8              263.8
                                                                -----------------  -----------------  -----------------
Retained earnings, end of year................................          798.7               788.4              475.6
                                                                -----------------  -----------------  -----------------

Net unrealized investment gains (losses), beginning of year
  as previously reported......................................          338.2              (203.0)             131.9
Cumulative effect on prior years of retroactive restatement
  for accounting change.......................................           58.3               (17.5)              12.7
                                                                -----------------  -----------------  -----------------
Net unrealized investment gains (losses), beginning of
  year as restated............................................          396.5              (220.5)             144.6
Change in unrealized investment (losses) gains................         (206.6)              617.0             (365.1)
                                                                -----------------  -----------------  -----------------
Net unrealized investment gains (losses), end of year.........          189.9               396.5             (220.5)
                                                                -----------------  -----------------  -----------------

Minimum pension liability, beginning of year..................          (35.1)               (2.7)             (15.0)
Change in minimum pension liability...........................           22.2               (32.4)              12.3
                                                                -----------------  -----------------  -----------------
Minimum pension liability, end of year........................          (12.9)              (35.1)              (2.7)
                                                                -----------------  -----------------  -----------------

TOTAL SHAREHOLDER'S EQUITY, END OF YEAR.......................   $    4,084.0       $     4,258.1      $     3,360.7
                                                                =================  =================  =================


                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                                                                      1996               1995               1994
                                                                -----------------  -----------------  -----------------
                                                                                    (IN MILLIONS)

Net earnings..................................................   $       10.3       $       312.8      $       263.8
Adjustments to reconcile net earnings to net cash
  provided by operating activities:
  Interest credited to policyholders' account balances........        1,270.2             1,248.3            1,201.3
  Universal life and investment-type policy fee income........         (874.0)             (788.2)            (715.0)
  Investment losses (gains)...................................            9.8                (5.3)             (91.8)
  Change in Federal income taxes payable......................         (197.1)              221.6               38.3
  Other, net..................................................          364.4               127.3              (19.4)
                                                                -----------------  -----------------  -----------------

Net cash provided by operating activities.....................          583.6             1,116.5              677.2
                                                                -----------------  -----------------  -----------------

Cash flows from investing activities:
  Maturities and repayments...................................        2,275.1             1,897.4            2,323.8
  Sales.......................................................        8,964.3             8,867.1            5,816.6
  Return of capital from joint ventures and limited
    partnerships..............................................           78.4                65.2               39.0
  Purchases...................................................      (12,559.6)          (11,675.5)          (7,564.7)
  Decrease (increase) in loans to discontinued GIC Segment....        1,017.0             1,226.9              (40.0)
  Other, net..................................................           56.7              (624.7)            (478.1)
                                                                -----------------  -----------------  -----------------

Net cash (used) provided by investing activities..............         (168.1)             (243.6)              96.6
                                                                -----------------  -----------------  -----------------

Cash flows from financing activities:
  Policyholders' account balances:
    Deposits..................................................        1,925.4             2,586.5            2,082.5
    Withdrawals...............................................       (2,385.2)           (2,657.1)          (2,864.4)
  Net decrease in short-term financings.......................            (.3)              (16.4)            (173.0)
  Additions to long-term debt.................................            -                 599.7               51.8
  Repayments of long-term debt................................         (124.8)              (40.7)            (199.8)
  Proceeds from issuance of Alliance units....................            -                   -                100.0
  Payment of obligation to fund accumulated deficit of
    discontinued GIC Segment..................................            -              (1,215.4)               -
  Capital contribution from the Holding Company...............            -                   -                300.0
  Other, net..................................................          (66.5)              (48.4)              26.5
                                                                -----------------  -----------------  -----------------

Net cash (used) by financing activities.......................         (651.4)             (791.8)            (676.4)
                                                                -----------------  -----------------  -----------------

Change in cash and cash equivalents...........................         (235.9)               81.1               97.4
Cash and cash equivalents, beginning of year..................          774.7               693.6              596.2
                                                                -----------------  -----------------  -----------------

Cash and Cash Equivalents, End of Year........................   $      538.8       $       774.7      $       693.6
                                                                =================  =================  =================

Supplemental cash flow information
  Interest Paid...............................................   $      109.9       $        89.6      $        34.9
                                                                =================  =================  =================
  Income Taxes (Refunded) Paid................................   $      (10.0)      $       (82.7)     $        49.2
                                                                =================  =================  =================


                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


 1)     ORGANIZATION

        The Equitable Life Assurance Society of the United States ("Equitable Life") converted to a stock life insurance company on July 22, 1992 and became a wholly owned subsidiary of The Equitable Companies Incorporated (the "Holding Company"). Equitable Life's insurance business is conducted principally by Equitable Life and its wholly owned life insurance subsidiary, Equitable Variable Life Insurance Company ("EVLICO"). Effective January 1, 1997, EVLICO was merged into Equitable Life, which will continue to conduct the Company's insurance business. Equitable Life's investment management business, which comprises the Investment Services segment, is conducted principally by Alliance Capital Management L.P. ("Alliance"), Equitable Real Estate Investment Management, Inc. ("EREIM") and Donaldson, Lufkin & Jenrette, Inc. ("DLJ"), an investment banking and brokerage affiliate. AXA-UAP ("AXA"), a French holding company for an international group of insurance and related financial services companies, is the Holding Company's largest shareholder, owning approximately 60.8% at December 31, 1996 (63.6% assuming conversion of Series E Convertible Preferred Stock held by AXA and 54.4% if all securities convertible into, and options on, common stock were to be converted or exercised).

 2)     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        Basis of Presentation and Principles of Consolidation
        -----------------------------------------------------

        The accompanying consolidated financial statements are prepared in conformity with generally accepted accounting principles ("GAAP").

        The accompanying consolidated financial statements include the accounts of Equitable Life and its wholly owned life insurance subsidiaries (collectively, the "Insurance Group"); non-insurance subsidiaries, principally Alliance, an investment advisory subsidiary, and EREIM, a real estate investment management subsidiary; and those partnerships and joint ventures in which Equitable Life or its subsidiaries has control and a majority economic interest (collectively, including its consolidated subsidiaries, the "Company"). The Company's investment in DLJ is reported on the equity basis of accounting. Closed Block assets and liabilities and results of operations are presented in the consolidated financial statements as single line items (see Note 6). Unless specifically stated, all disclosures contained herein supporting the consolidated financial statements exclude the Closed Block related amounts.

        The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

        All significant intercompany transactions and balances have been eliminated in consolidation other than intercompany transactions and balances with the Closed Block and the discontinued Guaranteed Interest Contract ("GIC") Segment (see Note 7).

        The years "1996," "1995" and "1994" refer to the years ended December 31, 1996, 1995 and 1994, respectively.

        Certain reclassifications have been made in the amounts presented for prior periods to conform these periods with the 1996 presentation.

        Closed Block
        ------------

        As of July 22, 1992, Equitable Life established the Closed Block for the benefit of certain classes of individual participating policies for which Equitable Life had a dividend scale payable in 1991 and which were in force on that date. Assets were allocated to the Closed Block in an amount which, together with anticipated revenues from policies included in the Closed Block, was reasonably expected to be sufficient to support such business, including provision for payment of claims, certain expenses and taxes, and for continuation of dividend scales payable in 1991, assuming the experience underlying such scales continues.

        Assets allocated to the Closed Block inure solely to the benefit of the holders of policies included in the Closed Block and will not revert to the benefit of the Holding Company. The plan of demutualization prohibits the reallocation, transfer, borrowing or lending of assets between the Closed Block and other portions of Equitable Life's General Account, any of its Separate Accounts or to any affiliate of Equitable Life without the approval of the New York Superintendent of Insurance (the "Superintendent"). Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account. The excess of Closed Block liabilities over Closed Block assets represents the expected future post-tax contribution from the Closed Block which would be recognized in income over the period the policies and contracts in the Closed Block remain in force.

        Discontinued Operations
        -----------------------

        In 1991, the Company's management adopted a plan to discontinue the business operations of the GIC Segment, consisting of the Group Non-Participating Wind-Up Annuities ("Wind-Up Annuities") and Guaranteed Interest Contract ("GIC") lines of business. The Company established a pre-tax provision for the estimated future losses of the GIC line of business and a premium deficiency reserve for the Wind-Up Annuities. Subsequent losses incurred have been charged to the two loss provisions. Management reviews the adequacy of the allowance and reserve each quarter. During the fourth quarter 1996 review, management determined it was necessary to increase the allowance for expected future losses of the GIC Segment. Management believes the loss provisions for GIC contracts and Wind-Up Annuities at December 31, 1996 are adequate to provide for all future losses; however, the determination of loss provisions continues to involve numerous estimates and subjective judgments regarding the expected performance of discontinued operations investment assets. There can be no assurance the losses provided for will not differ from the losses ultimately realized (See Note 7).

        Accounting Changes
        ------------------

        In 1996, the Company changed its method of accounting for long-duration participating life insurance contracts, primarily within the Closed Block, in accordance with the provisions prescribed by Statement of Financial Accounting Standards ("SFAS") No. 120, "Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long-Duration Participating Contracts". The effect of this change, including the impact on the Closed Block, was to increase earnings from continuing operations before cumulative effect of accounting change by $19.2 million, net of Federal income taxes of $10.3 million for 1996. The financial statements for 1995 and 1994 have been retroactively restated for the change which resulted in an increase (decrease) in earnings before cumulative effect of accounting change of $15.2 million, net of Federal income taxes of $8.2 million, and $(2.6) million, net of Federal income tax benefit of $1.0 million, respectively. Shareholder's equity increased $199.1 million as of January 1, 1994 for the effect of retroactive application of the new method. (See "Deferred Policy Acquisition Costs," "Policyholders' Account Balances and Future Policy Benefits" and Note 6.)

        The Company implemented SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of," as of January 1, 1996. The statement requires long-lived assets and certain identifiable intangibles be reviewed for impairment whenever events or changes in circumstances indicate the carrying value of such assets may not be recoverable. Effective with SFAS No. 121's adoption, impaired real estate is written down to fair value with the impairment loss being included in investment gains (losses), net. Before implementing SFAS No. 121, valuation allowances on real estate held for the production of income were computed using the forecasted cash flows of the respective properties discounted at a rate equal to the Company's cost of funds. The adoption of the statement resulted in the release of valuation allowances of $152.4 million and recognition of impairment losses of $144.0 million on real estate held and used. Real estate which management has committed to disposing of by sale or abandonment is classified as real estate to be disposed of. Valuation allowances on real estate to be disposed of continue to be computed using the lower of estimated fair value or depreciated cost, net of disposition costs. Implementation of the SFAS No. 121 impairment requirements relative to other assets to be disposed of resulted in a charge for the cumulative effect of an accounting change of $23.1 million, net of a Federal income tax benefit of $12.4 million, due to the writedown to fair value of building improvements relating to facilities being vacated beginning in 1996.

        In the first quarter of 1995, the Company adopted SFAS No. 114, "Accounting by Creditors for Impairment of a Loan". This statement applies to all loans, including loans restructured in a troubled debt restructuring involving a modification of terms. This statement addresses the accounting for impairment of a loan by specifying how allowances for credit losses should be determined. Impaired loans within the scope of this statement are measured based on the present value of expected future cash flows discounted at the loan's effective interest rate, at the loan's observable market price or the fair value of the collateral if the loan is collateral dependent. The Company provides for impairment of loans through an allowance for possible losses. The adoption of this statement did not have a material effect on the level of these allowances or on the Company's consolidated statements of earnings and shareholder's equity.

        Beginning coincident with issuance of SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities," implementation guidance in November 1995, the Financial Accounting Standards Board ("FASB") permitted companies a one-time opportunity, through December 31, 1995, to reassess the appropriateness of the classification of all securities held at that time. On December 1, 1995, the Company transferred $4,794.9 million of securities classified as held to maturity to the available for sale portfolio. As a result, consolidated shareholder's equity increased by $149.4 million, net of deferred policy acquisition costs ("DAC"), amounts attributable to participating group annuity contracts and deferred Federal income taxes.

        In the fourth quarter of 1994 (effective as of January 1, 1994), the Company adopted SFAS No. 112, "Employers' Accounting for Postemployment Benefits," which required employers to recognize the obligation to provide postemployment benefits. Implementation of this statement resulted in a charge for the cumulative effect of accounting change of $27.1 million, net of a Federal income tax benefit of $14.6 million.

        New Accounting Pronouncements
        -----------------------------

        The FASB issued SFAS No. 123, "Accounting for Stock-Based Compensation," which permits entities to recognize as expense over the vesting period the fair value of all stock-based awards on the date of grant or, alternatively, to continue to apply the provisions of Accounting Principles Board ("APB") Opinion No. 25, "Accounting for Stock Issued to Employees," and related interpretations. Companies which elect to continue to apply APB Opinion No. 25 must provide pro forma net income disclosures for employee stock option grants made in 1995 and future years as if the fair-value-based method defined in SFAS No. 123 had been applied. The Company accounts for stock option plans sponsored by the Holding Company, DLJ and Alliance in accordance with the provisions of APB Opinion No. 25 (see Note 21).

        In June 1996, the FASB issued SFAS No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities". SFAS No. 125 specifies the accounting and reporting requirements for transfers of financial assets, the recognition and measurement of servicing assets and liabilities and extinguishments of liabilities. SFAS No. 125 is effective for transactions occurring after December 31, 1996 and is to be applied prospectively. In December 1996, the FASB issued SFAS No. 127, "Deferral of the Effective Date of Certain Provisions of FASB Statement No. 125," which defers for one year the effective date of provisions relating to secured borrowings and collateral and transfers of financial assets that are part of repurchase agreements, dollar-roll, securities lending and similar transactions. Management has not yet determined the effect of implementing SFAS No. 125.

        Valuation of Investments
        ------------------------

        Fixed maturities identified as available for sale are reported at estimated fair value. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary.

        Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. Effective with the adoption of SFAS No. 114 on January 1, 1995, the valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or the collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the measurement method used is collateral value. Prior to the adoption of SFAS No. 114, the valuation allowances were based on losses expected by management to be realized on transfers of mortgage loans to real estate (upon foreclosure or in-substance foreclosure), on the disposition or settlement of mortgage loans and on mortgage loans management believed may not be collectible in full. In establishing valuation allowances, management previously considered, among other things the estimated fair value of the underlying collateral.

        Real estate, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at estimated fair value. Impaired real estate is written down to fair value with the impairment loss being included in investment gains (losses) net. Valuation allowances on real estate available for sale are computed using the lower of current estimated fair value or depreciated cost, net of disposition costs. Prior to the adoption of SFAS No. 121, valuation allowances on real estate held for the production of income were computed using the forecasted cash flows of the respective properties discounted at a rate equal to the Company's cost of funds.

        Policy loans are stated at unpaid principal balances.

        Partnerships and joint venture interests in which the Company does not have control and a majority economic interest are reported on the equity basis of accounting and are included either with equity real estate or other equity investments, as appropriate.

        Common stocks are carried at estimated fair value and are included in other equity investments.

        Short-term investments are stated at amortized cost which approximates fair value and are included with other invested assets.

        Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

        All securities are recorded in the consolidated financial statements on a trade date basis.

        Investment Results and Unrealized Investment Gains (Losses)
        -----------------------------------------------------------

        Net investment income and realized investment gains and losses (collectively, "investment results") related to certain participating group annuity contracts which are passed through to the contractholders are reflected as interest credited to policyholders' account balances.

        Realized investment gains and losses are determined by specific identification and are presented as a component of revenue. Valuation allowances are netted against the asset categories to which they apply and changes in the valuation allowances are included in investment gains or losses.

        Unrealized investment gains and losses on fixed maturities available for sale and equity securities held by the Company are accounted for as a separate component of shareholder's equity, net of related deferred Federal income taxes, amounts attributable to the discontinued GIC Segment, participating group annuity contracts, and DAC related to universal life and investment-type products and participating traditional life contracts.

        Recognition of Insurance Income and Related Expenses
        ----------------------------------------------------

        Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

        Premiums from participating and non-participating traditional life and annuity policies with life contingencies generally are recognized as income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

        For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as income when due with any excess profit deferred and recognized in income in a constant relationship to insurance in force or, for annuities, the amount of expected future benefit payments.

        Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

        Deferred Policy Acquisition Costs
        ---------------------------------

        The costs of acquiring new business, principally commissions, underwriting, agency and policy issue expenses, all of which vary with and are primarily related to the production of new business, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

        For universal life products and investment-type products, DAC is amortized over the expected total life of the contract group (periods ranging from 15 to 35 years and 5 to 17 years, respectively) as a constant percentage of estimated gross profits arising principally from investment results, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. The effect on the amortization of DAC of revisions to estimated gross profits is reflected in earnings in the period such estimated gross profits are revised. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to unrealized gains (losses) in consolidated shareholder's equity as of the balance sheet date.

        For participating traditional life policies (substantially all of which are in the Closed Block), DAC is amortized over the expected total life of the contract group (40 years) as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. At December 31, 1996, the expected investment yield ranged from 7.30% grading to 7.68% over 13 years. Estimated gross margin includes anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. Deviations of actual results from estimated experience are reflected in earnings in the period such deviations occur. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to unrealized gains (losses) in consolidated shareholder's equity as of the balance sheet date.

        For non-participating traditional life and annuity policies with life contingencies, DAC is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy.

        For individual health benefit insurance, DAC is amortized over the expected average life of the contracts (10 years for major medical policies and 20 years for disability income ("DI") products) in proportion to anticipated premium revenue at time of issue. In the fourth quarter of 1996, the DAC related to DI contracts issued prior to July 1993 was written off.

        Policyholders' Account Balances and Future Policy Benefits
        ----------------------------------------------------------

        Policyholders' account balances for universal life and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

        For participating traditional life policies, future policy benefit liabilities are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to gross margins over the life of the contract.

        For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Insurance Group's experience which, together with interest and expense assumptions, include a margin for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC is written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.25% to 11.5% for life insurance liabilities and from 2.25% to 13.5% for annuity liabilities.

        During the fourth quarter of 1996, a loss recognition study on participating group annuity contracts and conversion annuities ("Pension Par") was completed which included management's revised estimate of assumptions, including expected mortality and future investment returns. The study's results prompted management to establish a premium deficiency reserve which decreased earnings from continuing operations and net earnings by $47.5 million ($73.0 million pre-tax).

        Individual health benefit liabilities for active lives are estimated using the net level premium method, and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest.

        During the fourth quarter of 1996, the Company completed a loss recognition study of the DI business which incorporated management's revised estimates of future experience with regard to morbidity, investment returns, claims and administration expenses and other factors. The study indicated DAC was not recoverable and the reserves were not sufficient. Earnings from continuing operations and net earnings decreased by $208.0 million ($320.0 million pre-tax) as a result of strengthening DI reserves by $175.0 million and writing off unamortized DAC of $145.0 million. The determination of DI reserves requires making assumptions and estimates relating to a variety of factors, including morbidity and interest rates, claims experience and lapse rates based on then known facts and circumstances. Such factors as claim incidence and termination rates can be affected by changes in the economic, legal and regulatory environments and work ethic. While management believes its DI reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

        Claim reserves and associated liabilities for individual disability income and major medical policies were $711.8 million and $639.6 million at December 31, 1996 and 1995, respectively (excluding $175.0 million of reserve strengthening in 1996). Incurred benefits (benefits paid plus changes in claim reserves) and benefits paid for individual DI and major medical policies (excluding $175.0 million of reserve strengthening in 1996) are summarized as follows:

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Incurred benefits related to current year..........  $       189.0       $      176.0       $      188.6
        Incurred benefits related to prior years...........           69.1               67.8               28.7
                                                            -----------------   ----------------   -----------------
        Total Incurred Benefits............................  $       258.1       $      243.8       $      217.3
                                                            =================   ================   =================
        Benefits paid related to current year..............  $        32.6       $       37.0       $       43.7
        Benefits paid related to prior years...............          153.3              137.8              132.3
                                                            -----------------   ----------------   -----------------
        Total Benefits Paid................................  $       185.9       $      174.8       $      176.0
                                                            =================   ================   =================

        Policyholders' Dividends
        ------------------------

        The amount of policyholders' dividends to be paid (including those on policies included in the Closed Block) is determined annually by Equitable Life's Board of Directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by Equitable Life.

        Equitable Life is subject to limitations on the amount of statutory profits which can be retained with respect to certain classes of individual participating policies that were in force on July 22, 1992 which are not included in the Closed Block and with respect to participating policies issued subsequent to July 22, 1992. Excess statutory profits, if any, will be distributed over time to such policyholders and will not be available to Equitable Life's shareholder. Earnings in excess of limitations, if any, would be accrued as policyholders' dividends.

        At December 31, 1996, participating policies, including those in the Closed Block, represent approximately 24.2% ($52.3 billion) of directly written life insurance in force, net of amounts ceded.

        Federal Income Taxes
        --------------------

        The Company files a consolidated Federal income tax return with the Holding Company and its non-life insurance subsidiaries. Current Federal income taxes were charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities were recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

        Separate Accounts
        -----------------

        Separate Accounts are established in conformity with the New York State Insurance Law and generally are not chargeable with liabilities that arise from any other business of the Insurance Group. Separate Accounts assets are subject to General Account claims only to the extent the value of such assets exceeds the Separate Accounts liabilities.

        Assets and liabilities of the Separate Accounts, representing net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders, and for which the Insurance Group does not bear the investment risk, are shown as separate captions in the consolidated balance sheets. The Insurance Group bears the investment risk on assets held in one Separate Account, therefore, such assets are carried on the same basis as similar assets held in the General Account portfolio. Assets held in the other Separate Accounts are carried at quoted market values or, where quoted values are not available, at estimated fair values as determined by the Insurance Group.

        The investment results of Separate Accounts on which the Insurance Group does not bear the investment risk are reflected directly in Separate Accounts liabilities. For 1996, 1995 and 1994, investment results of such Separate Accounts were $2,970.6 million, $1,963.2 million and $665.2 million, respectively.

        Deposits to Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all Separate Accounts are included in revenues.

 3)     INVESTMENTS

        The following tables provide additional information relating to fixed maturities and equity securities:

                                                                        GROSS               GROSS
                                                   AMORTIZED          UNREALIZED         UNREALIZED         ESTIMATED
                                                      COST              GAINS              LOSSES           FAIR VALUE
                                                -----------------  -----------------   ----------------   ---------------
                                                                             (IN MILLIONS)
        DECEMBER 31, 1996
        -----------------
        Fixed Maturities:
          Available for Sale:
            Corporate..........................  $    13,645.2      $       451.5       $      121.0       $   13,975.7
            Mortgage-backed....................        2,015.9               11.2               20.3            2,006.8
            U.S. Treasury securities and
              U.S. government and
              agency securities................        1,539.4               39.2               19.3            1,559.3
            States and political subdivisions..           77.0                4.5                -                 81.5
            Foreign governments................          302.6               18.0                2.2              318.4
            Redeemable preferred stock.........          139.1                3.3                7.1              135.3
                                                -----------------  -----------------   ----------------   ---------------
        Total Available for Sale...............  $    17,719.2      $       527.7       $      169.9       $   18,077.0
                                                =================  =================   ================   ===============
        Equity Securities:
          Common stock.........................  $        98.7      $        49.3       $       17.7       $      130.3
                                                =================  =================   ================   ===============

        December 31, 1995
        -----------------
        Fixed Maturities:
          Available for Sale:
            Corporate..........................  $    10,910.7      $       617.6       $      118.1       $   11,410.2
            Mortgage-backed....................        1,838.0               31.2                1.2            1,868.0
            U.S. Treasury securities and
              U.S. government and
              agency securities................        2,257.0               77.8                4.1            2,330.7
            States and political subdivisions..           45.7                5.2                -                 50.9
            Foreign governments................          124.5               11.0                 .2              135.3
            Redeemable preferred stock.........          108.1                5.3                8.6              104.8
                                                -----------------  -----------------   ----------------   ---------------
        Total Available for Sale...............  $    15,284.0      $       748.1       $      132.2       $   15,899.9
                                                =================  =================   ================   ===============
        Equity Securities:
          Common stock.........................  $        97.3      $        49.1       $       18.0       $      128.4
                                                =================  =================   ================   ===============

        For publicly traded fixed maturities and equity securities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable market value, the Company has determined an estimated fair value using a discounted cash flow approach, including provisions for credit risk, generally based upon the assumption such securities will be held to maturity. Estimated fair value for equity securities, substantially all of which do not have a readily ascertainable market value, has been determined by the Company. Such estimated fair values do not necessarily represent the values for which these securities could have been sold at the dates of the consolidated balance sheets. At December 31, 1996 and 1995, securities without a readily ascertainable market value having an amortized cost of $3,915.7 million and $3,748.9 million, respectively, had estimated fair values of $4,024.6 million and $3,981.8 million, respectively.

        The contractual maturity of bonds at December 31, 1996 is shown below:

                                                   AVAILABLE FOR SALE
                                           ------------------------------------
                                              AMORTIZED          ESTIMATED
                                                COST             FAIR VALUE
                                           ----------------   -----------------
                                                      (IN MILLIONS)

        Due in one year or less...........  $      539.6       $      542.5
        Due in years two through five.....       2,776.2            2,804.0
        Due in years six through ten......       6,044.7            6,158.1
        Due after ten years...............       6,203.7            6,430.3
        Mortgage-backed securities........       2,015.9            2,006.8
                                           ----------------   -----------------
        Total.............................  $   17,580.1       $   17,941.7
                                           ================   =================

        Bonds not due at a single maturity date have been included in the above table in the year of final maturity. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

        The Insurance Group's fixed maturity investment portfolio includes corporate high yield securities consisting of public high yield bonds, redeemable preferred stocks and directly negotiated debt in leveraged buyout transactions. The Insurance Group seeks to minimize the higher than normal credit risks associated with such securities by monitoring the total investments in any single issuer or total investment in a particular industry group. Certain of these corporate high yield securities are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa or National Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 1996, approximately 14.20% of the $17,563.7 million aggregate amortized cost of bonds held by the Insurance Group were considered to be other than investment grade.

        In addition to its holdings of corporate high yield securities, the Insurance Group is an equity investor in limited partnership interests which primarily invest in securities considered to be other than investment grade.

        The Company has restructured or modified the terms of certain fixed maturity investments. The fixed maturity portfolio includes amortized costs of $5.5 million and $15.9 million at December 31, 1996 and 1995, respectively, of such restructured securities. These amounts include fixed maturities which are in default as to principal and/or interest payments, are to be restructured pursuant to commenced negotiations or where the borrowers went into bankruptcy subsequent to acquisition (collectively, "problem fixed maturities") of $2.2 million and $1.6 million as of December 31, 1996 and 1995, respectively. Gross interest income that would have been recorded in accordance with the original terms of restructured fixed maturities amounted to $1.4 million, $3.0 million and $7.5 million in 1996, 1995 and 1994, respectively. Gross interest income on these fixed maturities included in net investment income aggregated $1.3 million, $2.9 million and $6.8 million in 1996, 1995 and 1994, respectively.

        Investment valuation allowances and changes thereto are shown below:

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Balances, beginning of year........................  $       325.3       $      284.9       $      355.6
        SFAS No. 121 release...............................         (152.4)               -                  -
        Additions charged to income........................          125.0              136.0               51.0
        Deductions for writedowns and
          asset dispositions...............................         (160.8)             (95.6)            (121.7)
                                                            -----------------   ----------------   -----------------
        Balances, End of Year..............................  $       137.1       $      325.3       $      284.9
                                                            =================   ================   =================
        Balances, end of year comprise:
          Mortgage loans on real estate....................  $        50.4       $       65.5       $       64.2
          Equity real estate...............................           86.7              259.8              220.7
                                                            -----------------   ----------------   -----------------
        Total..............................................  $       137.1       $      325.3       $      284.9
                                                            =================   ================   =================

        At December 31, 1996, the carrying values of investments held for the production of income which were non-income producing for the twelve months preceding the consolidated balance sheet date were $25.0 million of fixed maturities and $2.6 million of mortgage loans on real estate.

        At December 31, 1996 and 1995, mortgage loans on real estate with scheduled payments 60 days (90 days for agricultural mortgages) or more past due or in foreclosure (collectively, "problem mortgage loans on real estate") had an amortized cost of $12.4 million (0.4% of total mortgage loans on real estate) and $87.7 million (2.4% of total mortgage loans on real estate), respectively.

        The payment terms of mortgage loans on real estate may from time to time be restructured or modified. The investment in restructured mortgage loans on real estate, based on amortized cost, amounted to $388.3 million and $531.5 million at December 31, 1996 and 1995, respectively. These amounts include $1.0 million and $3.8 million of problem mortgage loans on real estate at December 31, 1996 and 1995, respectively. Gross interest income on restructured mortgage loans on real estate that would have been recorded in accordance with the original terms of such loans amounted to $35.5 million, $52.1 million and $44.9 million in 1996, 1995 and 1994, respectively. Gross interest income on these loans included in net investment income aggregated $28.2 million, $37.4 million and $32.8 million in 1996, 1995 and 1994, respectively.

        Impaired mortgage loans (as defined under SFAS No. 114) along with the related provision for losses were as follows:

                                                                                         DECEMBER 31,
                                                                            ----------------------------------------
                                                                                   1996                 1995
                                                                            -------------------  -------------------
                                                                                         (IN MILLIONS)

        Impaired mortgage loans with provision for losses..................  $        340.0       $        310.1
        Impaired mortgage loans with no provision for losses...............           122.3                160.8
                                                                            -------------------  -------------------
        Recorded investment in impaired mortgage loans.....................           462.3                470.9
        Provision for losses...............................................            46.4                 62.7
                                                                            -------------------  -------------------
        Net Impaired Mortgage Loans........................................  $        415.9       $        408.2
                                                                            ===================  ===================

        Impaired mortgage loans with no provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

        During 1996 and 1995, respectively, the Company's average recorded investment in impaired mortgage loans was $552.1 million and $429.0 million. Interest income recognized on these impaired mortgage loans totaled $38.8 million and $27.9 million for 1996 and 1995, respectively, including $17.9 million and $13.4 million recognized on a cash basis.

        The Insurance Group's investment in equity real estate is through direct ownership and through investments in real estate joint ventures. At December 31, 1996 and 1995, the carrying value of equity real estate available for sale amounted to $345.6 million and $255.5 million, respectively. For 1996, 1995 and 1994, respectively, real estate of $58.7 million, $35.3 million and $189.8 million was acquired in satisfaction of debt. At December 31, 1996 and 1995, the Company owned $771.7 million and $862.7 million, respectively, of real estate acquired in satisfaction of debt.

        Depreciation of real estate is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years. Accumulated depreciation on real estate was $587.5 million and $662.4 million at December 31, 1996 and 1995, respectively. Depreciation expense on real estate totaled $91.8 million, $121.7 million and $117.0 million for 1996, 1995 and 1994, respectively. As a result of the implementation of SFAS No. 121, during 1996 no depreciation expense has been recorded on real estate available for sale.

 4)     JOINT VENTURES AND PARTNERSHIPS

        Summarized combined financial information of real estate joint ventures (34 and 38 individual ventures as of December 31, 1996 and 1995, respectively) and of limited partnership interests accounted for under the equity method, in which the Company has an investment of $10.0 million or greater and an equity interest of 10% or greater is as follows:

                                                                                           DECEMBER 31,
                                                                                ------------------------------------
                                                                                     1996                1995
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)
        FINANCIAL POSITION
        Investments in real estate, at depreciated cost........................  $    1,883.7       $    2,684.1
        Investments in securities, generally at estimated fair value...........       2,430.6            2,459.8
        Cash and cash equivalents..............................................          98.0              489.1
        Other assets...........................................................         427.0              270.8
                                                                                ----------------   -----------------
        Total assets...........................................................       4,839.3            5,903.8
                                                                                ----------------   -----------------
        Borrowed funds - third party...........................................       1,574.3            1,782.3
        Borrowed funds - the Company...........................................         137.9              220.5
        Other liabilities......................................................         415.8              593.9
                                                                                ----------------   -----------------
        Total liabilities......................................................       2,128.0            2,596.7
                                                                                ----------------   -----------------

        Partners' Capital......................................................  $    2,711.3       $    3,307.1
                                                                                ================   =================

        Equity in partners' capital included above.............................  $      806.8       $      902.2
        Equity in limited partnership interests not included above.............         201.8              212.8
        Other..................................................................           9.8                8.9
                                                                                ----------------   -----------------
        Carrying Value.........................................................  $    1,018.4       $    1,123.9
                                                                                ================   =================

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        STATEMENTS OF EARNINGS
        Revenues of real estate joint ventures.............  $       348.9       $      463.5       $      537.7
        Revenues of other limited partnership interests....          386.1              242.3              103.4
        Interest expense - third party.....................         (111.0)            (135.3)            (114.9)
        Interest expense - the Company.....................          (30.0)             (41.0)             (36.9)
        Other expenses.....................................         (282.5)            (397.7)            (430.9)
                                                            -----------------   ----------------   -----------------
        Net Earnings.......................................  $       311.5       $      131.8       $       58.4
                                                            =================   ================   =================
        Equity in net earnings included above..............  $        73.9       $       49.1       $       18.9
        Equity in net earnings of limited partnerships
          interests not included above.....................           35.8               44.8               25.3
        Other..............................................             .9                1.0                1.8
                                                            -----------------   ----------------   -----------------
        Total Equity in Net Earnings.......................  $       110.6       $       94.9       $       46.0
                                                            =================   ================   =================

 5)     NET INVESTMENT INCOME AND INVESTMENT GAINS (LOSSES)

        The sources of net investment income are summarized as follows:

                                                   1996               1995                1994
                                             -----------------   ----------------   -----------------
                                                                  (IN MILLIONS)

        Fixed maturities....................  $     1,307.4       $    1,151.1       $    1,036.5
        Mortgage loans on real estate.......          303.0              329.0              385.7
        Equity real estate..................          442.4              560.4              561.8
        Other equity investments............           94.3               76.9               36.1
        Policy loans........................          160.3              144.4              122.7
        Other investment income.............          217.4              273.0              322.4
                                             -----------------   ----------------   -----------------

          Gross investment income...........        2,524.8            2,534.8            2,465.2
                                             -----------------   ----------------   -----------------

          Investment expenses...............          348.9              446.6              466.6
                                             -----------------   ----------------   -----------------

        Net Investment Income...............  $     2,175.9       $    2,088.2       $    1,998.6
                                             =================   ================   =================

        Investment gains (losses), net, including changes in the valuation allowances, are summarized as follows:

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Fixed maturities...................................  $        60.5       $      119.9       $      (14.3)
        Mortgage loans on real estate......................          (27.3)             (40.2)             (43.1)
        Equity real estate.................................          (79.7)             (86.6)              20.6
        Other equity investments...........................           18.9               12.8               75.9
        Issuance and sales of Alliance Units...............           20.6                -                 52.4
        Other..............................................           (2.8)               (.6)                .3
                                                            -----------------   ----------------   -----------------
        Investment (Losses) Gains, Net.....................  $        (9.8)      $        5.3       $       91.8
                                                            =================   ================   =================

        Writedowns of fixed maturities amounted to $29.9 million, $46.7 million and $30.8 million for 1996, 1995 and 1994, respectively, and writedowns of equity real estate subsequent to the adoption of SFAS No. 121 amounted to $23.7 million for the year ended December 31, 1996.

        For 1996, 1995 and 1994, respectively, proceeds received on sales of fixed maturities classified as available for sale amounted to $8,353.5 million, $8,206.0 million and $5,253.9 million. Gross gains of $154.2 million, $211.4 million and $65.2 million and gross losses of $92.7 million, $64.2 million and $50.8 million, respectively, were realized on these sales. The change in unrealized investment (losses) gains related to fixed maturities classified as available for sale for 1996, 1995 and 1994 amounted to $(258.0) million, $1,077.2 million and $(742.2) million, respectively.

        During each of 1995 and 1994, one security classified as held to maturity was sold. During the eleven months ended November 30, 1995 and the year ended December 31, 1994, respectively, twelve and six securities so classified were transferred to the available for sale portfolio. All actions were taken as a result of a significant deterioration in creditworthiness. The aggregate amortized costs of the securities sold were $1.0 million and $19.9 million with a related investment gain of $-0- million and $.8 million recognized in 1995 and 1994, respectively; the aggregate amortized cost of the securities transferred was $116.0 million and $42.8 million with gross unrealized investment losses of $3.2 million and $3.1 million charged to consolidated shareholder's equity for the eleven months ended November 30, 1995 and the year ended December 31,

        1994, respectively. On December 1, 1995, the Company transferred $4,794.9 million of securities classified as held to maturity to the available for sale portfolio. As a result, unrealized gains on fixed maturities increased $395.6 million, offset by DAC of $126.5 million, amounts attributable to participating group annuity contracts of $39.2 million and deferred Federal income taxes of $80.5 million.

        For 1996, 1995 and 1994, investment results passed through to certain participating group annuity contracts as interest credited to policyholders' account balances amounted to $136.7 million, $131.2 million and $175.8 million, respectively.

        In 1996, Alliance acquired the business of Cursitor-Eaton Asset Management Company and Cursitor Holdings Limited (collectively, "Cursitor") for approximately $159.0 million. The purchase price consisted of $94.3 million in cash, 1.8 million of Alliance's publicly traded units ("Alliance Units"), 6% notes aggregating $21.5 million payable ratably over four years, and substantial additional consideration which will be determined at a later date. The excess of the purchase price, including acquisition costs and minority interest, over the fair value of Cursitor's net assets acquired resulted in the recognition of intangible assets consisting of costs assigned to contracts acquired and goodwill of approximately $122.8 million and $38.3 million, respectively, which are being amortized over the estimated useful lives of 20 years. The Company recognized an investment gain of $20.6 million as a result of the issuance of Alliance Units in this transaction. At December 31, 1996, the Company's ownership of Alliance Units was approximately 57.3%.

        In 1994, Alliance sold 4.96 million newly issued Alliance Units to third parties at prevailing market prices. The Company continues to hold its 1% general partnership interest in Alliance. The Company recognized an investment gain of $52.4 million as a result of these transactions.

        Net unrealized investment gains (losses), included in the consolidated balance sheets as a component of equity and the changes for the corresponding years, are summarized as follows:

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Balance, beginning of year as restated.............  $       396.5       $     (220.5)      $      144.6
        Changes in unrealized investment (losses) gains....         (297.6)           1,198.9             (856.7)
        Changes in unrealized investment losses
          (gains) attributable to:
            Participating group annuity contracts..........            -                (78.1)              40.8
            DAC............................................           42.3             (216.8)             273.6
            Deferred Federal income taxes..................           48.7             (287.0)             177.2
                                                            -----------------   ----------------   -----------------
        Balance, End of Year...............................  $       189.9       $      396.5       $     (220.5)
                                                            =================   ================   =================
        Balance, end of year comprises:
          Unrealized investment gains (losses) on:
            Fixed maturities...............................  $       357.8       $      615.9       $     (461.3)
            Other equity investments.......................           31.6               31.1                7.7
            Other, principally Closed Block................           53.1               93.1               (5.1)
                                                            -----------------   ----------------   -----------------
              Total........................................          442.5              740.1             (458.7)
          Amounts of unrealized investment (gains)
            losses attributable to:
              Participating group annuity contracts........          (72.2)             (72.2)               5.9
              DAC..........................................          (52.0)             (94.3)             122.4
              Deferred Federal income taxes................         (128.4)            (177.1)             109.9
                                                            -----------------   ----------------   -----------------
        Total..............................................  $       189.9       $      396.5       $     (220.5)
                                                            =================   ================   =================

 6)     CLOSED BLOCK

        Summarized financial information of the Closed Block follows:

                                                                                     DECEMBER 31,
                                                                         --------------------------------------
                                                                               1996                 1995
                                                                         -----------------    -----------------
                                                                                     (IN MILLIONS)
        Assets
        Fixed Maturities:
          Available for sale, at estimated fair value (amortized cost,
            $3,820.7 and $3,662.8)......................................  $    3,889.5         $    3,896.2
        Mortgage loans on real estate...................................       1,380.7              1,368.8
        Policy loans....................................................       1,765.9              1,797.2
        Cash and other invested assets..................................         336.1                440.9
        DAC.............................................................         876.5                792.6
        Other assets....................................................         246.3                286.4
                                                                         -----------------    -----------------
        Total Assets....................................................  $    8,495.0         $    8,582.1
                                                                         =================    =================

        Liabilities
        Future policy benefits and policyholders' account balances......  $    8,999.7         $    8,923.5
        Other liabilities...............................................          91.6                297.9
                                                                         -----------------    -----------------
        Total Liabilities...............................................  $    9,091.3         $    9,221.4
                                                                         =================    =================

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Revenues
        Premiums and other revenue.........................  $       724.8       $      753.4       $      798.1
        Investment income (net of investment
          expenses of $27.3, $26.7 and $19.0)..............          546.6              538.9              523.0
        Investment losses, net.............................           (5.5)             (20.2)             (24.0)
                                                            -----------------   ----------------   -----------------
              Total revenues...............................        1,265.9            1,272.1            1,297.1
                                                            -----------------   ----------------   -----------------
        Benefits and Other Deductions
        Policyholders' benefits and dividends..............        1,106.3            1,077.6            1,121.6
        Other operating costs and expenses.................           34.6               51.3               38.5
                                                            -----------------   ----------------   -----------------
              Total benefits and other deductions..........        1,140.9            1,128.9            1,160.1
                                                            -----------------   ----------------   -----------------
        Contribution from the Closed Block.................  $       125.0       $      143.2       $      137.0
                                                            =================   ================   =================

        In the fourth quarter of 1996, the Company adopted SFAS No. 120, which prescribes the accounting for individual participating life insurance contracts, most of which are included in the Closed Block. The implementation of SFAS No. 120 resulted in an increase (decrease) in the contribution from the Closed Block of $27.5 million, $18.8 million and $(14.0) million in 1996, 1995 and 1994, respectively.

        The fixed maturity portfolio, based on amortized cost, includes $.4 million and $4.3 million at December 31, 1996 and 1995, respectively, of restructured securities which includes problem fixed maturities of $.3 million and $1.9 million, respectively.

        During the eleven months ended November 30, 1995, one security classified as held to maturity was sold and ten securities classified as held to maturity were transferred to the available for sale portfolio. All actions resulted from significant deterioration in creditworthiness. The amortized cost of the security sold was $4.2 million. The aggregate amortized cost of the securities transferred was $81.3 million with gross unrealized investment losses of $.1 million transferred to equity. At December 1, 1995, $1,750.7 million of securities classified as held to maturity were transferred to the available for sale portfolio. As a result, unrealized gains of $88.5 million on fixed maturities were recognized, offset by DAC amortization of $52.6 million.

        At December 31, 1996 and 1995, problem mortgage loans on real estate had an amortized cost of $4.3 million and $36.5 million, respectively, and mortgage loans on real estate for which the payment terms have been restructured had an amortized cost of $114.2 million and $137.7 million, respectively. At December 31, 1996 and 1995, the restructured mortgage loans on real estate amount included $.7 million and $8.8 million, respectively, of problem mortgage loans on real estate.

        Impaired mortgage loans (as defined under SFAS No. 114) along with the related provision for losses were as follows:

                                                                              DECEMBER 31,
                                                                   ------------------------------------
                                                                        1996                1995
                                                                   ----------------   -----------------
                                                                              (IN MILLIONS)

        Impaired mortgage loans with provision for losses.........  $       128.1      $       106.8
        Impaired mortgage loans with no provision for losses......             .6               10.1
                                                                   ----------------   -----------------
        Recorded investment in impaired mortgages.................          128.7              116.9
        Provision for losses......................................           12.9               17.9
                                                                   ----------------   -----------------
        Net Impaired Mortgage Loans...............................  $       115.8      $        99.0
                                                                   ================   =================

        During 1996 and 1995, respectively, the Closed Block's average recorded investment in impaired mortgage loans was $153.8 million and $146.9 million, respectively. Interest income recognized on these impaired mortgage loans totaled $10.9 million and $5.9 million for 1996 and 1995, respectively, including $4.7 million and $1.3 million recognized on a cash basis.

        Valuation allowances amounted to $13.8 million and $18.4 million on mortgage loans on real estate and $3.7 million and $4.3 million on equity real estate at December 31, 1996 and 1995, respectively. Writedowns of fixed maturities amounted to $12.8 million, $16.8 million and $15.9 million for 1996, 1995 and 1994, respectively. As of January 1, 1996, the adoption of SFAS No. 121 resulted in the recognition of impairment losses of $5.6 million on real estate held and used.

        Many expenses related to Closed Block operations are charged to operations outside of the Closed Block; accordingly, the contribution from the Closed Block does not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

 7)     DISCONTINUED OPERATIONS

        Summarized financial information of the GIC Segment follows:

                                                             DECEMBER 31,
                                                 --------------------------------------
                                                       1996                 1995
                                                 -----------------    -----------------
                                                             (IN MILLIONS)
        Assets
        Mortgage loans on real estate...........  $    1,111.1         $    1,485.8
        Equity real estate......................         925.6              1,122.1
        Other invested assets...................         474.0                665.2
        Other assets............................         226.1                579.3
                                                 -----------------    -----------------
        Total Assets............................  $    2,736.8         $    3,852.4
                                                 =================    =================

        Liabilities
        Policyholders' liabilities..............  $    1,335.9         $    1,399.8
        Allowance for future losses.............         262.0                164.2
        Amounts due to continuing operations....         996.2              2,097.1
        Other liabilities.......................         142.7                191.3
                                                 -----------------    -----------------
        Total Liabilities.......................  $    2,736.8         $    3,852.4
                                                 =================    =================

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Revenues
        Investment income (net of investment expenses
          of $127.5, $153.1 and $183.3)....................  $       245.4       $      323.6       $      394.3
        Investment (losses) gains, net.....................          (18.9)             (22.9)              26.8
        Policy fees, premiums and other income.............             .2                 .7                 .4
                                                            -----------------   ----------------   -----------------
        Total revenues.....................................          226.7              301.4              421.5
        Benefits and other deductions......................          250.4              326.5              443.2
        Losses charged to allowance for future losses......          (23.7)             (25.1)             (21.7)
                                                            -----------------   ----------------   -----------------
        Pre-tax loss from operations.......................            -                  -                  -
        Pre-tax loss from strengthening of the
          allowance for future losses......................         (129.0)               -                  -
        Federal income tax benefit.........................           45.2                -                  -
                                                            -----------------   ----------------   -----------------
        Loss from Discontinued Operations..................  $       (83.8)      $        -         $        -
                                                            =================   ================   =================

        In 1991, management adopted a plan to discontinue the business operations of the GIC Segment consisting of group non-participating Wind-Up Annuities and the GIC lines of business. The loss allowance and premium deficiency reserve of $569.6 million provided for in 1991 were based on management's best judgment at that time.

        The Company's quarterly process for evaluating the loss provisions applies the current period's results of the discontinued operations against the allowance, re-estimates future losses, and adjusts the provisions, if appropriate. Additionally, as part of the Company's annual planning process which takes place in the fourth quarter of each year, investment and benefit cash flow projections are prepared. These updated assumptions and estimates resulted in the need to strengthen the loss provisions by $129.0 million, resulting in a post-tax charge of $83.8 million to discontinued operations' results in the fourth quarter of 1996.

        Management believes the loss provisions for Wind-Up Annuities and GIC contracts at December 31, 1996 are adequate to provide for all future losses; however, the determination of loss provisions continues to involve numerous estimates and subjective judgments regarding the expected performance of discontinued operations investment assets. There can be no assurance the losses provided for will not differ from the losses ultimately realized. To the extent actual results or future projections of the discontinued operations differ from management's current best estimates and assumptions underlying the loss provisions, the difference would be reflected in the consolidated statements of earnings in discontinued operations. In particular, to the extent income, sales proceeds and holding periods for equity real estate differ from management's previous assumptions, periodic adjustments to the loss provisions are likely to result.

        In January 1995, continuing operations transferred $1,215.4 million in cash to the GIC Segment in settlement of its obligation to provide assets to fund the accumulated deficit of the GIC Segment. Subsequently, the GIC Segment remitted $1,155.4 million in cash to continuing operations in partial repayment of borrowings by the GIC Segment. No gains or losses were recognized on these transactions. Amounts due to continuing operations at December 31, 1996, consisted of $1,080.0 million borrowed by the discontinued GIC Segment offset by $83.8 million representing an obligation of continuing operations to provide assets to fund the accumulated deficit of the GIC Segment.

        Investment income included $88.2 million of interest income for 1994 on amounts due from continuing operations. Benefits and other deductions include $114.3 million, $154.6 million and $219.7 million of interest expense related to amounts borrowed from continuing operations in 1996, 1995 and 1994, respectively.

        Valuation allowances amounted to $9.0 million and $19.2 million on mortgage loans on real estate and $20.4 million and $77.9 million on equity real estate at December 31, 1996 and 1995, respectively. As of January 1, 1996, the adoption of SFAS No. 121 resulted in a release of existing valuation allowances of $71.9 million on equity real estate and recognition of impairment losses of $69.8 million on real estate held and used. Writedowns of fixed maturities amounted to $1.6 million, $8.1 million and $17.8 million for 1996, 1995 and 1994, respectively and writedowns of equity real estate subsequent to the adoption of SFAS No. 121 amounted to $12.3 million for 1996.

        The fixed maturity portfolio, based on amortized cost, includes $6.2 million and $15.1 million at December 31, 1996 and 1995, respectively, of restructured securities. These amounts include problem fixed maturities of $.5 million and $6.1 million at December 31, 1996 and 1995, respectively.

        At December 31, 1996 and 1995, problem mortgage loans on real estate had amortized costs of $7.9 million and $35.4 million, respectively, and mortgage loans on real estate for which the payment terms have been restructured had amortized costs of $208.1 million and $289.3 million, respectively.

        Impaired mortgage loans (as defined under SFAS No. 114) along with the related provision for losses were as follows:

                                                                            DECEMBER 31,
                                                                 ------------------------------------
                                                                      1996                1995
                                                                 ----------------   -----------------
                                                                            (IN MILLIONS)
        Impaired mortgage loans with provision for losses.......  $        83.5      $       105.1
        Impaired mortgage loans with no provision for losses....           15.0               18.2
                                                                 ----------------   -----------------
        Recorded investment in impaired mortgages...............           98.5              123.3
        Provision for losses....................................            8.8               17.7
                                                                 ----------------   -----------------
        Net Impaired Mortgage Loans.............................  $        89.7      $       105.6
                                                                 ================   =================

        During 1996 and 1995, the GIC Segment's average recorded investment in impaired mortgage loans was $134.8 million and $177.4 million, respectively. Interest income recognized on these impaired mortgage loans totaled $10.1 million and $4.5 million for 1996 and 1995, respectively, including $7.5 million and $.4 million recognized on a cash basis.

        At December 31, 1996 and 1995, the GIC Segment had $263.0 million and $310.9 million, respectively, of real estate acquired in satisfaction of debt.

8)      SHORT-TERM AND LONG-TERM DEBT

        Short-term and long-term debt consists of the following:

                                                                        DECEMBER 31,
                                                            --------------------------------------
                                                                  1996                 1995
                                                            -----------------    -----------------
                                                                        (IN MILLIONS)

        Short-term debt....................................  $      174.1         $        -
                                                            -----------------    -----------------
        Long-term debt:
        Equitable Life:
          6.95% surplus notes scheduled to mature 2005.....         399.4                399.3
          7.70% surplus notes scheduled to mature 2015.....         199.6                199.6
          Eurodollar notes, 10.5% due 1997.................           -                   76.2
          Zero coupon note, 11.25% due 1997................           -                  120.1
          Other............................................            .5                 16.3
                                                            -----------------    -----------------
              Total Equitable Life.........................         599.5                811.5
                                                            -----------------    -----------------
        Wholly Owned and Joint Venture Real Estate:
          Mortgage notes, 4.92% - 12.50% due through 2006..         968.6              1,084.4
                                                            -----------------    -----------------
        Alliance:
          Other............................................          24.7                  3.4
                                                            -----------------    -----------------
        Total long-term debt...............................       1,592.8              1,899.3
                                                            -----------------    -----------------
        Total Short-term and Long-term Debt................  $    1,766.9         $    1,899.3
                                                            =================    =================

        Short-term Debt
        ---------------

        Equitable Life has a $350.0 million bank credit facility available to fund short-term working capital needs and to facilitate the securities settlement process. The credit facility consists of two types of borrowing options with varying interest rates. The interest rates are based on external indices dependent on the type of borrowing and at December 31, 1996 range from 5.73% (the London Interbank Offering Rate ("LIBOR") plus 22.5 basis points) to 8.25% (the prime rate). There were no borrowings outstanding under this bank credit facility at December 31, 1996.

        Equitable Life has a commercial paper program with an issue limit of $500.0 million. This program is available for general corporate purposes used to support Equitable Life's liquidity needs and is supported by Equitable Life's existing $350.0 million five-year bank credit facility. There were no borrowings outstanding under this program at December 31, 1996.

        In February 1996, Alliance entered into a new $250.0 million five-year revolving credit facility with a group of banks which replaced its $100.0 million revolving credit facility and its $100.0 million commercial paper back-up revolving credit facility. Under the new revolving credit facility, the interest rate, at the option of Alliance, is a floating rate generally based upon a defined prime rate, a rate related to the LIBOR or the Federal Funds rate. A facility fee is payable on the total facility. The revolving credit facility will be used to provide back-up liquidity for commercial paper to be used under Alliance's $100.0 million commercial paper program, to fund commission payments to financial intermediaries for the sale of Class B and C shares under Alliance's mutual fund distribution system, and for general working capital purposes. As of December 31, 1996, Alliance had not issued any commercial paper under its $100.0 million commercial paper program and there were no borrowings outstanding under Alliance's revolving credit facility.

        At December 31, 1996, long-term debt expected to mature in 1997 totaling $174.1 million was reclassified as short-term debt.

        Long-term Debt
        --------------

        Several of the long-term debt agreements have restrictive covenants related to the total amount of debt, net tangible assets and other matters. The Company is in compliance with all debt covenants.

        On December 18, 1995, Equitable Life issued, in accordance with Section 1307 of the New York Insurance Law, $400.0 million of surplus notes having an interest rate of 6.95% scheduled to mature in 2005 and $200.0 million of surplus notes having an interest rate of 7.70% scheduled to mature in 2015 (together, the "Surplus Notes"). Proceeds from the issuance of the Surplus Notes were $596.6 million, net of related issuance costs. The unamortized discount on the Surplus Notes was $1.0 million at December 31, 1996. Payments of interest on or principal of the Surplus Notes are subject to prior approval by the Superintendent.

        The Company has pledged real estate, mortgage loans, cash and securities amounting to $1,406.4 million and $1,629.7 million at December 31, 1996 and 1995, respectively, as collateral for certain long-term debt.

        At December 31, 1996, aggregate maturities of the long-term debt based on required principal payments at maturity for 1997 and the succeeding four years are $494.9 million, $316.7 million, $19.7 million, $5.4 million, $0 million, respectively, and $946.7 million thereafter.

 9)     FEDERAL INCOME TAXES

        A summary of the Federal income tax expense (benefit) in the consolidated statements of earnings is shown below:

                                                       1996               1995                1994
                                                 -----------------   ----------------   -----------------
                                                                      (IN MILLIONS)
        Federal income tax expense (benefit):
          Current...............................  $        97.9       $      (11.7)      $        4.0
          Deferred..............................          (88.2)             132.2               96.2
                                                 -----------------   ----------------   -----------------
        Total...................................  $         9.7       $      120.5       $      100.2
                                                 =================   ================   =================

        The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before Federal income taxes and minority interest by the expected Federal income tax rate of 35%. The sources of the difference and the tax effects of each are as follows:

                                                       1996               1995                1994
                                                 -----------------   ----------------   -----------------
                                                                      (IN MILLIONS)
        Expected Federal income tax expense.....  $        73.0       $      173.7       $      154.5
        Non-taxable minority interest...........          (28.6)             (22.0)             (17.6)
        Differential earnings amount............            -                  -                (16.8)
        Adjustment of tax audit reserves........            6.9                4.1               (4.6)
        Equity in unconsolidated subsidiaries...          (32.3)             (19.4)             (12.5)
        Other...................................           (9.3)             (15.9)              (2.8)
                                                 -----------------   ----------------   -----------------
        Federal Income Tax Expense..............  $         9.7       $      120.5       $      100.2
                                                 =================   ================   =================

        Prior to the date of demutualization, Equitable Life reduced its deduction for policyholder dividends by the differential earnings amount. This amount was computed, for each tax year, by multiplying Equitable Life's average equity base, as determined for tax purposes, by an estimate of the excess of an imputed earnings rate for stock life insurance companies over the average mutual life insurance companies' earnings rate. The differential earnings amount for each tax year was subsequently recomputed when actual earnings rates were published by the Internal Revenue Service. As a stock life insurance company, Equitable Life no longer is required to reduce its policyholder dividend deduction by the differential earnings amount, but differential earnings amounts for pre-demutualization years were still being recomputed in 1994.

        The components of the net deferred Federal income tax account are as follows:

                                                       DECEMBER 31, 1996                  December 31, 1995
                                                ---------------------------------  ---------------------------------
                                                    ASSETS         LIABILITIES         Assets         Liabilities
                                                ---------------  ----------------  ---------------   ---------------
                                                                           (IN MILLIONS)
        DAC, reserves and reinsurance..........  $       -        $      166.0      $        -        $     304.4
        Investments............................          -               328.6               -              326.9
        Compensation and related benefits......        259.2               -               293.0              -
        Other..................................          -                 1.8               -               32.3
                                                ---------------  ----------------  ---------------   ---------------
        Total..................................  $     259.2      $      496.4      $      293.0      $     663.6
                                                ===============  ================  ===============   ===============

        The deferred Federal income taxes impacting operations reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The sources of these temporary differences and the tax effects of each are as follows:

                                                     1996               1995                1994
                                               -----------------   ----------------   -----------------
                                                                    (IN MILLIONS)
        DAC, reserves and reinsurance.........  $      (156.2)      $       63.3       $       12.0
        Investments...........................           78.6               13.0               89.3
        Compensation and related benefits.....           22.3               30.8               10.0
        Other.................................          (32.9)              25.1              (15.1)
                                               -----------------   ----------------   -----------------
        Deferred Federal Income Tax
          (Benefit) Expense...................  $       (88.2)      $      132.2       $       96.2
                                               =================   ================   =================

        The Internal Revenue Service is in the process of examining the Holding Company's consolidated Federal income tax returns for the years 1989 through 1991. Management believes these audits will have no material adverse effect on the Company's results of operations.

10)     REINSURANCE AGREEMENTS

        The Insurance Group assumes and cedes reinsurance with other insurance companies. The Insurance Group evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. The effect of reinsurance (excluding group life and health) is summarized as follows:

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Direct premiums....................................  $       461.4       $      474.2       $      476.7
        Reinsurance assumed................................          177.5              171.3              180.5
        Reinsurance ceded..................................          (41.3)             (38.7)             (31.6)
                                                            -----------------   ----------------   -----------------
        Premiums...........................................  $       597.6       $      606.8       $      625.6
                                                            =================   ================   =================
        Universal Life and Investment-type Product
          Policy Fee Income Ceded..........................  $        48.2       $       44.0       $       27.5
                                                            =================   ================   =================
        Policyholders' Benefits Ceded......................  $        54.1       $       48.9       $       20.7
                                                            =================   ================   =================
        Interest Credited to Policyholders' Account
          Balances Ceded...................................  $        32.3       $       28.5       $       25.4
                                                            =================   ================   =================

        Effective January 1, 1994, all in force business above $5.0 million was reinsured. During 1996, the Company's retention limit on joint survivorship policies was increased to $15.0 million. The Insurance Group also reinsures the entire risk on certain substandard underwriting risks as well as in certain other cases.

        The Insurance Group cedes 100% of its group life and health business to a third party insurance company. Premiums ceded totaled $2.4 million, $260.6 million and $241.0 million for 1996, 1995 and 1994, respectively. Ceded death and disability benefits totaled $21.2 million, $188.1 million and $235.5 million for 1996, 1995 and 1994, respectively. Insurance liabilities ceded totaled $652.4 million and $724.2 million at December 31, 1996 and 1995, respectively.

11)     EMPLOYEE BENEFIT PLANS

        The Company sponsors qualified and non-qualified defined benefit plans covering substantially all employees (including certain qualified part-time employees), managers and certain agents. The pension plans are non-contributory. Equitable Life's and EREIM's benefits are based on a cash balance formula or years of service and final average earnings, if greater, under certain grandfathering rules in the plans. Alliance's benefits are based on years of credited service, average final base salary and primary social security benefits. The Company's funding policy is to make the minimum contribution required by the Employee Retirement Income Security Act of 1974.

        Components of net periodic pension cost (credit) for the qualified and non-qualified plans are as follows:

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Service cost.......................................  $        33.8       $       30.0       $       30.3
        Interest cost on projected benefit obligations.....          120.8              122.0              111.0
        Actual return on assets............................         (181.4)            (309.2)              24.4
        Net amortization and deferrals.....................           43.4              155.6             (142.5)
                                                            -----------------   ----------------   -----------------
        Net Periodic Pension Cost (Credit).................  $        16.6       $       (1.6)      $       23.2
                                                            =================   ================   =================

        The funded status of the qualified and non-qualified pension plans is as follows:

                                                                              DECEMBER 31,
                                                                   ------------------------------------
                                                                        1996                1995
                                                                   ----------------   -----------------
                                                                              (IN MILLIONS)
        Actuarial present value of obligations:
          Vested..................................................  $    1,672.2       $    1,642.4
          Non-vested..............................................          10.1               10.9
                                                                   ----------------   -----------------
        Accumulated Benefit Obligation............................  $    1,682.3       $    1,653.3
                                                                   ================   =================
        Plan assets at fair value.................................  $    1,626.0       $    1,503.8
        Projected benefit obligation..............................       1,765.5            1,743.0
                                                                   ----------------   -----------------
        Projected benefit obligation in excess of plan assets.....        (139.5)            (239.2)
        Unrecognized prior service cost...........................         (17.9)             (25.5)
        Unrecognized net loss from past experience different
          from that assumed.......................................         280.0              368.2
        Unrecognized net asset at transition......................           4.7               (7.3)
        Additional minimum liability..............................         (19.3)             (51.9)
                                                                   ----------------   -----------------
        Prepaid Pension Cost......................................  $      108.0       $       44.3
                                                                   ================   =================

        The discount rate and rate of increase in future compensation levels used in determining the actuarial present value of projected benefit obligations were 7.5% and 4.25%, respectively, at December 31, 1996 and 7.25% and 4.50%, respectively, at December 31, 1995. As of January 1, 1996 and 1995, the expected long-term rate of return on assets for the retirement plan was 10.25% and 11%, respectively.

        The Company recorded, as a reduction of shareholder's equity, an additional minimum pension liability of $12.9 million and $35.1 million, net of Federal income taxes, at December 31, 1996 and 1995, respectively, representing the excess of the accumulated benefit obligation over the fair value of plan assets and accrued pension liability.

        The pension plan's assets include corporate and government debt securities, equity securities, equity real estate and shares of Group Trusts managed by Alliance.

        Prior to 1987, the qualified plan funded participants' benefits through the purchase of non-participating annuity contracts from Equitable Life. Benefit payments under these contracts were approximately $34.7 million, $36.4 million and $38.1 million for 1996, 1995 and 1994, respectively.

        The Company provides certain medical and life insurance benefits (collectively, "postretirement benefits") for qualifying employees, managers and agents retiring from the Company on or after attaining age 55 who have at least 10 years of service. The life insurance benefits are related to age and salary at retirement. The costs of postretirement benefits are recognized in accordance with the provisions of SFAS No. 106. The Company continues to fund postretirement benefits costs on a pay-as-you-go basis and, for 1996, 1995 and 1994, the Company made estimated postretirement benefits payments of $18.9 million, $31.1 million and $29.8 million, respectively.

        The following table sets forth the postretirement benefits plan's status, reconciled to amounts recognized in the Company's consolidated financial statements:

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Service cost.......................................  $         5.3       $        4.0       $        3.9
        Interest cost on accumulated postretirement
          benefits obligation..............................           34.6               34.7               28.6
        Net amortization and deferrals.....................            2.4               (2.3)              (3.9)
                                                            -----------------   ----------------   -----------------
        Net Periodic Postretirement Benefits Costs.........  $        42.3       $       36.4       $       28.6
                                                            =================   ================   =================

                                                                              DECEMBER 31,
                                                                   ------------------------------------
                                                                        1996                1995
                                                                   ----------------   -----------------
                                                                              (IN MILLIONS)
        Accumulated postretirement benefits obligation:
          Retirees................................................  $      381.8       $      391.8
          Fully eligible active plan participants.................          50.7               50.4
          Other active plan participants..........................          60.7               64.2
                                                                   ----------------   -----------------
                                                                           493.2              506.4
        Unrecognized prior service cost...........................          50.5               56.3
        Unrecognized net loss from past experience different
          from that assumed and from changes in assumptions.......        (150.5)            (181.3)
                                                                   ----------------   -----------------
        Accrued Postretirement Benefits Cost......................  $      393.2       $      381.4
                                                                   ================   =================

        At January 1, 1994, medical benefits available to retirees under age 65 are the same as those offered to active employees and medical benefits will be limited to 200% of 1993 costs for all participants.

        The assumed health care cost trend rate used in measuring the accumulated postretirement benefits obligation was 9.5% in 1996, gradually declining to 3.5% in the year 2009 and in 1995 was 10%, gradually declining to 3.5% in the year 2008. The discount rate used in determining the accumulated postretirement benefits obligation was 7.50% and 7.25% at December 31, 1996 and 1995, respectively.

        If the health care cost trend rate assumptions were increased by 1%, the accumulated postretirement benefits obligation as of December 31, 1996 would be increased 7%. The effect of this change on the sum of the service cost and interest cost would be an increase of 8%.

12)     DERIVATIVES AND FAIR VALUE OF FINANCIAL INSTRUMENTS

        Derivatives
        -----------

        The Insurance Group primarily uses derivatives for asset/liability risk management and for hedging individual securities. Derivatives mainly are utilized to reduce the Insurance Group's exposure to interest rate fluctuations. Accounting for interest rate swap transactions is on an accrual basis. Gains and losses related to interest rate swap transactions are amortized as yield adjustments over the remaining life of the underlying hedged security. Income and expense resulting from interest rate swap activities are reflected in net investment income. The notional amount of matched interest rate swaps outstanding at December 31, 1996 was $649.9 million. The average unexpired terms at December 31, 1996 range from 2.2 to 2.7 years. At December 31, 1996, the cost of terminating outstanding matched swaps in a loss position was $8.3 million and the unrealized gain on outstanding matched swaps in a gain position was $11.4 million. The Company has no intention of terminating these contracts prior to maturity. During 1996, 1995 and 1994, net gains (losses) of $.2 million, $1.4 million and $(.2) million, respectively, were recorded in connection with interest rate swap activity. Equitable Life has implemented an interest rate cap program designed to hedge crediting rates on interest-sensitive individual annuities contracts. The outstanding notional amounts at December 31, 1996 of contracts purchased and sold were $5,050.0 million and $500.0 million, respectively. The net premium paid by Equitable Life on these contracts was $22.5 million and is being amortized ratably over the contract periods ranging from 3 to 5 years. Income and expense resulting from this program are reflected as an adjustment to interest credited to policyholders' account balances.

        Substantially all of DLJ's business related to derivatives is by its nature trading activities which are primarily for the purpose of customer accommodations. DLJ's derivative activities consist primarily of option writing and trading in forward and futures contracts. Derivative financial instruments have both on-and-off balance sheet implications depending on the nature of the contracts. DLJ's involvement in swap contracts is not significant.

        Fair Value of Financial Instruments
        -----------------------------------

        The Company defines fair value as the quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are estimated using present value or other valuation techniques. The fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of timing, amount of expected future cash flows and the credit standing of counterparties. Such estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

        Certain financial instruments are excluded, particularly insurance liabilities other than financial guarantees and investment contracts. Fair market value of off-balance-sheet financial instruments of the Insurance Group was not material at December 31, 1996 and 1995.

        Fair value for mortgage loans on real estate are estimated by discounting future contractual cash flows using interest rates at which loans with similar characteristics and credit quality would be made. Fair values for foreclosed mortgage loans and problem mortgage loans are limited to the estimated fair value of the underlying collateral if lower.

        The estimated fair values for the Company's liabilities under GIC and association plan contracts are estimated using contractual cash flows discounted based on the T. Rowe Price GIC Index Rate for the appropriate duration. For durations in excess of the published index rate, the appropriate Treasury rate is used plus a spread equal to the longest duration GIC rate spread published.

        The estimated fair values for those group annuity contracts which are classified as universal life type contracts are measured at the estimated fair value of the underlying assets. The estimated fair values for single premium deferred annuities ("SPDA") are estimated using projected cash flows discounted at current offering rates. The estimated fair values for supplementary contracts not involving life contingencies ("SCNILC") and annuities certain are derived using discounted cash flows based upon the estimated current offering rate.

        Fair value for long-term debt is determined using published market values, where available, or contractual cash flows discounted at market interest rates. The estimated fair values for non-recourse mortgage debt are determined by discounting contractual cash flows at a rate which takes into account the level of current market interest rates and collateral risk. The estimated fair values for recourse mortgage debt are determined by discounting contractual cash flows at a rate based upon current interest rates of other companies with credit ratings similar to the Company. The Company's fair value of short-term borrowings approximates their carrying value.

        The following table discloses carrying value and estimated fair value for financial instruments not otherwise disclosed in Notes 3, 6 and 7:

                                                                          DECEMBER 31,
                                                --------------------------------------------------------------------
                                                              1996                               1995
                                                ---------------------------------  ---------------------------------
                                                   CARRYING         ESTIMATED         Carrying         Estimated
                                                    VALUE          FAIR VALUE          Value           Fair Value
                                                ---------------  ----------------  ---------------   ---------------
                                                                        (IN MILLIONS)
        Consolidated Financial Instruments:
        -----------------------------------
        Mortgage loans on real estate..........  $    3,133.0     $     3,394.6     $     3,638.3     $    3,973.6
        Other joint ventures...................         467.0             467.0             492.7            492.7
        Policy loans...........................       2,196.1           2,221.6           1,976.4          2,057.5
        Policyholders' account balances:
          Association plans....................          78.1              77.3             101.0            100.0
          Group annuity contracts..............       2,141.0           1,954.0           2,335.0          2,395.0
          SPDA.................................       1,062.7           1,065.7           1,265.8          1,272.0
          Annuities certain and SCNILC.........         654.9             736.2             646.4            716.7
        Long-term debt.........................       1,592.8           1,557.7           1,899.3          1,962.9

        Closed Block Financial Instruments:
        -----------------------------------
        Mortgage loans on real estate..........       1,380.7           1,425.6           1,368.8          1,461.4
        Other equity investments...............         105.0             105.0             151.6            151.6
        Policy loans...........................       1,765.9           1,798.0           1,797.2          1,891.4
        SCNILC liability.......................          30.6              34.9              34.8             39.6

        GIC Segment Financial Instruments:
        ----------------------------------
        Mortgage loans on real estate..........       1,111.1           1,220.3           1,485.8          1,666.1
        Fixed maturities.......................          42.5              42.5             107.4            107.4
        Other equity investments...............         300.5             300.5             455.9            455.9
        Guaranteed interest contracts..........         290.7             300.5             329.0            352.0
        Long-term debt.........................         102.1             102.2             135.1            136.0

13)     COMMITMENTS AND CONTINGENT LIABILITIES

        The Company has provided, from time to time, certain guarantees or commitments to affiliates, investors and others. These arrangements include commitments by the Company, under certain conditions: to make capital contributions of up to $244.9 million to affiliated real estate joint ventures; to provide equity financing to certain limited partnerships of $205.8 million at December 31, 1996, under existing loan or loan commitment agreements; and to provide short-term financing loans which at December 31, 1996 totaled $14.6 million. Management believes the Company will not incur any material losses as a result of these commitments.

        Equitable Life is the obligor under certain structured settlement agreements which it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, Equitable Life owns single premium annuities issued by previously wholly owned life insurance subsidiaries. Equitable Life has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly owned subsidiaries be unable to meet their obligations. Management believes the satisfaction of those obligations by Equitable Life is remote.

        At December 31, 1996, the Insurance Group had $51.6 million of letters of credit outstanding.

14)     LITIGATION

        A number of lawsuits has been filed against life and health insurers in the jurisdictions in which Equitable Life and its subsidiaries do business involving insurers' sales practices, alleged agent misconduct, failure to properly supervise agents, and other matters. Some of the lawsuits have resulted in the award of substantial judgments against other insurers, including material amounts of punitive damages, or in substantial settlements. In some states, juries have substantial discretion in awarding punitive damages. Equitable Life, EVLICO and The Equitable of Colorado, Inc. ("EOC"), like other life and health insurers, from time to time are involved in such litigation. To date, no such lawsuit has resulted in an award or settlement of any material amount against the Company. Among litigations pending against Equitable Life, EVLICO and EOC of the type referred to in this paragraph are the litigations described in the following eight paragraphs.

        An action entitled Golomb et al. v. The Equitable Life Assurance Society of the United States was filed on January 20, 1995 in New York County Supreme Court. The action purports to be brought on behalf of a class of persons insured after 1983 under Lifetime Guaranteed Renewable Major Medical Insurance Policies issued by Equitable Life (the "policies"). The complaint alleges that premium increases for these policies after 1983, all of which were filed with and approved by the New York State Insurance Department and certain other state insurance departments, breached the terms of the policies, and that statements in the policies and elsewhere concerning premium increases constituted fraudulent concealment, misrepresentations in violation of New York Insurance Law Section 4226 and deceptive practices under New York General Business Law Section 349. The complaint seeks a declaratory judgment, injunctive relief restricting the methods by which Equitable Life increases premiums on the policies in the future, a refund of premiums, and punitive damages. Plaintiffs also have indicated that they will seek damages in an unspecified amount. Equitable Life moved to dismiss the complaint in its entirety on the grounds that it fails to state a claim and that uncontroverted documentary evidence establishes a complete defense to the claims. On May 29, 1996, the New York County Supreme Court entered a judgment dismissing the complaint with prejudice. Plaintiffs have filed a notice of appeal of that judgment.

        In January 1996, separate actions were filed in Pennsylvania and Texas state courts (entitled, respectively, Malvin et al. v. The Equitable Life Assurance Society of the United States and Bowler et al. v. The Equitable Life Assurance Society of the United States), making claims similar to those in the New York action described above. The Texas action also claims that Equitable Life misrepresented to Texas policyholders that the Texas Insurance Department had approved Equitable Life's rate increases. These actions are asserted on behalf of proposed classes of Pennsylvania issued or renewed policyholders and Texas issued or renewed policyholders, insured under the policies. The Pennsylvania and Texas actions seek compensatory and punitive damages and injunctive relief restricting the methods by which Equitable Life increases premiums in the future based on the common law and statutes of those states. On February 9, 1996, Equitable Life removed the Pennsylvania action, Malvin, to the United States District Court for the Middle District of Pennsylvania. Following the decision granting Equitable Life's motion to dismiss the New York action (Golomb), on the consent of the parties the District Court ordered an indefinite stay of all proceedings in the Pennsylvania action, pending either party's right to reinstate the proceeding, and ordered that for administrative purposes the case be deemed administratively closed. On February 2, 1996, Equitable Life removed the Texas action, Bowler, to the United States District Court for the Northern District of Texas. On May 20, 1996, the plaintiffs in Bowler amended their complaint by adding allegations of misrepresentation regarding premium increases on other types of guaranteed renewable major medical insurance policies issued by Equitable Life up to and including 1983. On July 1, 1996, Equitable Life filed a motion for summary judgment dismissing the first amended complaint in its entirety. In August, 1996, the court granted plaintiffs leave to file a supplemental complaint on behalf of a proposed class of Texas policyholders claiming unfair discrimination, breach of contract and other claims arising out of alleged differences between premiums charged to Texas policyholders and premiums charged to similarly situated policyholders in New York and certain other states. Plaintiffs seek refunds of alleged overcharges, exemplary or additional damages citing

        Texas statutory provisions which among other things, permit two times the amount of actual damage plus additional penalties if the acts complained of are found to be knowingly committed, and injunctive relief. Equitable Life has also filed a motion for summary judgment dismissing the supplemental complaint in its entirety. Plaintiffs also obtained permission to add another plaintiff to the first amended and supplemental complaints. Plaintiffs have opposed both motions for summary judgment and requested that certain issues be found in their favor. Equitable Life is in the process of replying.

        On May 22, 1996, a separate action entitled Bachman v. The Equitable Life Assurance Society of the United States, was filed in Florida state court making claims similar to those in the previously reported Golomb action. The Florida action is asserted on behalf of a proposed class of Florida issued or renewed policyholders insured after 1983 under Lifetime Guaranteed Renewable Major Medical Insurance Policies issued by Equitable Life. The Florida action seeks compensatory and punitive damages and injunctive relief restricting the methods by which Equitable Life increases premiums in the future based on various common law claims. On June 20, 1996, Equitable Life removed the Florida action to Federal court. Equitable Life has answered the complaint, denying the material allegations and asserting certain affirmative defenses. On December 6, 1996, Equitable Life filed a motion for summary judgment and plaintiff is expected to file its response to that motion shortly.

        On November 6, 1996, a proposed class action entitled Fletcher, et al.
        v. The Equitable Life Assurance Society of the United States, was filed in California Superior Court for Fresno County, making substantially the same allegations concerning premium rates and premium rate increases on guaranteed renewable policies made in the Bowler action. The complaint alleges, among other things, that differentials between rates charged California policyholders and policyholders in New York and certain other states, and the methods used by Equitable Life to calculate premium increases, breached the terms of its policies, that Equitable Life misrepresented and concealed the facts pertaining to such differentials and methods in violation of California law, and that Equitable Life also misrepresented that its rate increases were approved by the California Insurance Department. Plaintiffs seek compensatory damages in an unspecified amount, rescission, injunctive relief and attorneys' fees. Equitable Life removed the action to Federal court; plaintiff has moved to remand the case to state court. Although the outcome of any litigation cannot be predicted with certainty, particularly in the early stages of an action, the Company's management believes that the ultimate resolution of the Golomb, Malvin, Bowler, Bachman and Fletcher litigations should not have a material adverse effect on the financial position of the Company. Due to the early stage of such litigations, the Company's management cannot make an estimate of loss, if any, or predict whether or not such litigations will have a material adverse effect on the Company's results of operations in any particular period.

        An action was instituted on April 6, 1995 against Equitable Life and its wholly owned subsidiary, EOC, in New York state court, entitled Sidney C. Cole et al. v. The Equitable Life Assurance Society of the United States and The Equitable of Colorado, Inc., No. 95/108611 (N. Y. County). The action is brought by the holders of a joint survivorship whole life policy issued by EOC. The action purports to be on behalf of a class consisting of all persons who from January 1, 1984 purchased life insurance policies sold by Equitable Life and EOC based upon their allegedly uniform sales presentations and policy illustrations. The complaint puts in issue various alleged sales practices that plaintiffs assert, among other things, misrepresented the stated number of years that the annual premium would need to be paid. Plaintiffs seek damages in an unspecified amount, imposition of a constructive trust, and seek to enjoin Equitable Life and EOC from engaging in the challenged sales practices. On June 28, 1996, the court issued a decision and order dismissing with prejudice plaintiff's causes of action for fraud, constructive fraud, breach of fiduciary duty, negligence, and unjust enrichment, and dismissing without prejudice plaintiff's cause of action under the New York State consumer protection statute. The only remaining causes of action are for breach of contract and negligent misrepresentation. Plaintiffs made a motion for reargument with respect to this order, which was submitted to the court in October 1996. This motion was denied by the court on December 16, 1996.

        On May 21, 1996, an action entitled Elton F. Duncan, III v. The Equitable Life Assurance Society of the United States, was commenced against Equitable Life in the Civil District Court for the Parish of Orleans, State of Louisiana. The action is brought by an individual who purchased a whole life policy. Plaintiff alleges misrepresentations concerning the extent to which the policy was a proper replacement policy and the number of years that the annual premium would need to be paid. Plaintiff purports to represent a class consisting of all persons who purchased whole life or universal life insurance policies from Equitable Life from January 1, 1982 to the present. Plaintiff seeks damages, including punitive damages, in an unspecified amount. On July 26, 1996, an action entitled Michael Bradley v. Equitable Variable Life Insurance Company, was commenced in New York state court. The action is brought by the holder of a variable life insurance policy issued by EVLICO. The plaintiff purports to represent a class consisting of all persons or entities who purchased one or more life insurance policies issued by EVLICO from January 1, 1980. The complaint puts at issue various alleged sales practices and alleges misrepresentations concerning the extent to which the policy was a proper replacement policy and the number of years that the annual premium would need to be paid. Plaintiff seeks damages, including punitive damages, in an unspecified amount and also seeks injunctive relief prohibiting EVLICO from canceling policies for failure to make premium payments beyond the alleged stated number of years that the annual premium would need to be paid. On September 21, 1996 Equitable Life, EVLICO and EOC made a motion to have this proceeding moved from Kings County Supreme Court to New York County for joint trial or consolidation with the Cole action. The motion was denied by the court on January 9, 1997. On January 10, 1997, plaintiffs moved for certification of a nationwide class consisting of all persons or entities who were sold one or more life insurance products on a "vanishing premium" basis and/or were allegedly induced to purchase additional policies from EVLICO, using the cash value accumulated in existing policies, from January 1, 1980 through and including December 31, 1996. Plaintiffs further moved to have Michael Bradley designated as the class representative. Discovery regarding class certification is underway.

        On December 12, 1996, an action entitled Robert E. Dillon v. The Equitable Life Assurance Society of the United States and The Equitable of Colorado, was commenced in the United States District Court for the Southern District of Florida. The action is brought by an individual who purchased a joint whole life policy from EOC. The complaint puts at issue various alleged sales practices and alleges misrepresentations concerning the alleged impropriety of replacement policies issued by Equitable Life and EOC and alleged misrepresentations regarding the number of years premiums would have to be paid on the defendants' policies. Plaintiff brings claims for breach of contract, fraud, negligent misrepresentation, money had and received, unjust enrichment and imposition of a constructive trust. Plaintiff purports to represent two classes of persons. The first is a "contract class," consisting of all persons who purchased whole or universal life insurance policies from Equitable Life and EOC and from whom Equitable Life and EOC have sought additional payments beyond the number of years allegedly promised by Equitable Life and EOC. The second is a "fraud class," consisting of all persons with an interest in policies issued by Equitable Life and EOC at any time since October 1, 1986. Plaintiff seeks damages in an unspecified amount, and also seeks injunctive relief attaching Equitable Life's and EOC's profits from their alleged sales practices. Equitable Life's and EOC's time to answer or move with respect to the complaint has been extended until February 24, 1997. Although the outcome of litigation cannot be predicted with certainty, particularly in the early stages of an action, the Company's management believes that the ultimate resolution of the Cole, Duncan, Bradley and Dillon litigations should not have a material adverse effect on the financial position of the Company. Due to the early stages of such litigations, the Company's management cannot make an estimate of loss, if any, or predict whether or not any such litigation will have a material adverse effect on the Company's results of operations in any particular period.

        On January 3, 1996, an amended complaint was filed in an action entitled Frank Franze Jr. and George Busher, individually and on behalf of all others similarly situated v. The Equitable Life Assurance Society of the United States, and Equitable Variable Life Insurance Company, No. 94-2036 in the United States District Court for the Southern District of Florida. The action was brought by two individuals who purchased variable life insurance policies. The plaintiffs purport to represent a nationwide class consisting of all persons who purchased variable life insurance policies from Equitable Life and EVLICO since September 30, 1991. The basic allegation of the amended complaint is that Equitable Life's and EVLICO's agents were trained not to disclose fully that the product being sold was life insurance. Plaintiffs allege violations of the Federal securities laws and seek rescission of the contracts or compensatory damages and attorneys' fees and expenses. The court denied Equitable Life and EVLICO's motion to dismiss the amended complaint on September 24, 1996. Equitable Life and EVLICO have answered the amended complaint, denying the material allegations and asserting certain affirmative defenses. Currently, the parties are conducting discovery in connection with plaintiffs' attempt to certify a class. On January 9, 1997, an action entitled Rosemarie Chaviano, individually and on behalf of all others similarly situated
        v. The Equitable Life Assurance Society of the United States, and Equitable Variable Life Insurance Company, was filed in Massachusetts state court making claims similar to those in the Franze action and alleging violations of the Massachusetts securities laws. The plaintiff purports to represent all persons in Massachusetts who purchased variable life insurance contracts from Equitable Life and EVLICO from January 9, 1993 to the present. The Massachusetts action seeks rescission of the contracts or compensatory damages, attorneys' fees, expenses and injunctive relief. Although the outcome of any litigation cannot be predicted with certainty, particularly in the early stages of an action, the Company's management believes that the ultimate resolution of the litigations discussed in this paragraph should not have a material adverse effect on the financial position of the Company. Due to the early stages of such litigation, the Company's management cannot make an estimate of loss, if any, or predict whether or not any such litigation will have a material adverse effect on the Company's results of operations in any particular period.

        Equitable Life recently responded to a subpoena from the U.S. Department of Labor ("DOL") requesting copies of any third-party appraisals in Equitable Life's possession relating to the ten largest properties (by value) in the Prime Property Fund ("PPF"). PPF is an open-end, commingled real estate separate account of Equitable Life for pension clients. Equitable Life serves as investment manager in PPF and has retained EREIM as advisor. In early 1995, the DOL commenced a national investigation of commingled real estate funds with pension investors, including PPF. The investigation now appears to be focused principally on appraisal and valuation procedures in respect of fund properties. The most recent request from the DOL seems to reflect, at least in part, an interest in the relationship between the valuations for those properties reflected in appraisals prepared for local property tax proceedings and the valuations used by PPF for other purposes. At no time has the DOL made any specific allegation that Equitable Life or EREIM has acted improperly and Equitable Life and EREIM believe that any such allegation would be without foundation. While the outcome of this investigation cannot be predicted with certainty, in the opinion of management, the ultimate resolution of this matter should not have a material adverse effect on the Company's consolidated financial position or results of operations in any particular period.

        Equitable Casualty Insurance Company ("Casualty"), an indirect wholly owned subsidiary of Equitable Life, is party to an arbitration proceeding that commenced in August 1995. The proceeding relates to a dispute among Casualty, Houston General Insurance Company ("Houston General") and GEICO General Insurance Company ("GEICO General") regarding the interpretation of a reinsurance agreement. The arbitration panel issued a final award in favor of Casualty and GEICO General on June 17, 1996. Casualty and GEICO General moved in the pending Texas state court action, with Houston General's consent, for an order confirming the arbitration award and entering judgment dismissing the action. The motion was granted on January 29, 1997. The parties have also stipulated to the dismissal without prejudice of a related Texas Federal court action brought by Houston General against GEICO General and Equitable Life. In connection with confirmation of the arbitration award, Houston General paid to Casualty approximately $839,600 in settlement of certain reimbursement claims by Casualty against Houston General.

        On July 25, 1995, a Consolidated and Supplemental Class Action Complaint ("Complaint") was filed against the Alliance North American Government Income Trust, Inc. (the "Fund"), Alliance and certain other defendants affiliated with Alliance, including the Holding Company, alleging violations of Federal securities laws, fraud and breach of fiduciary duty in connection with the Fund's investments in Mexican and Argentine securities. The Complaint, which seeks certification of a plaintiff class of persons who purchased or owned Class A, B or C shares of the Fund from March 27, 1992 through December 23, 1994, seeks an unspecified amount of damages, costs, attorneys' fees and punitive damages. The principal allegations of the Complaint are that the Fund purchased debt securities issued by the Mexican and Argentine governments in amounts that were not permitted by the Fund's investment objective, and that there was no shareholder vote to change the investment objective to permit purchases in such amounts. The Complaint further alleges that the decline in the value of the Mexican and Argentine securities held by the Fund caused the Fund's net asset value to decline to the detriment of the Fund's shareholders. On September 26, 1996, the United States District Court for the Southern District of New York granted the defendants' motion to dismiss all counts of the complaint. On October 11, 1996, plaintiffs filed a motion for reconsideration of the court's decision granting defendants' motion to dismiss the Complaint. On November 25, 1996, the court denied plaintiffs' motion for reconsideration. On October 29, 1996, plaintiffs filed a motion for leave to file an amended complaint. The principal allegations of the proposed amended complaint are that the Fund did not properly disclose that it planned to invest in mortgage-backed derivative securities and that two advertisements used by the Fund misrepresented the risks of investing in the Fund. Plaintiffs also reiterated allegations in the Complaint that the Fund failed to hedge against the risks of investing in foreign securities despite representations that it would do so. Alliance believes that the allegations in the Complaint are without merit and intends to vigorously defend against these claims. While the ultimate outcome of this matter cannot be determined at this time, management of Alliance does not expect that it will have a material adverse effect on Alliance's results of operations or financial condition.

        On January 26, 1996, a purported purchaser of certain notes and warrants to purchase shares of common stock of Rickel Home Centers, Inc. ("Rickel") filed a class action complaint against Donaldson, Lufkin & Jenrette Securities Corporation ("DLJSC") and certain other defendants for unspecified compensatory and punitive damages in the United States District Court for the Southern District of New York. The suit was brought on behalf of the purchasers of 126,457 units consisting of $126,457,000 aggregate principal amount of 13 1/2% senior notes due 2001 and 126,457 warrants to purchase shares of common stock of Rickel issued by Rickel in October 1994. The complaint alleges violations of Federal securities laws and common law fraud against DLJSC, as the underwriter of the units and as an owner of 7.3% of the common stock of Rickel, Eos Partners, L.P., and General Electric Capital Corporation, each as owners of 44.2% of the common stock of Rickel, and members of the Board of Directors of Rickel, including a DLJSC Managing Director. The complaint seeks to hold DLJSC liable for alleged misstatements and omissions contained in the prospectus and registration statement filed in connection with the offering of the units, alleging that the defendants knew of financial losses and a decline in value of Rickel in the months prior to the offering and did not disclose such information. The complaint also alleges that Rickel failed to pay its semi-annual interest payment due on the units on December 15, 1995 and that Rickel filed a voluntary petition for reorganization pursuant to Chapter 11 of the United States Bankruptcy Code on January 10, 1996. DLJSC intends to defend itself vigorously against all of the allegations contained in the complaint. Although there can be no assurance, DLJ does not believe the outcome of this litigation will have a material adverse effect on its financial condition. Due to the early stage of this litigation, based on the information currently available to it, DLJ's management cannot make an estimate of loss, if any, or predict whether or not such litigation will have a material adverse effect on DLJ's results of operations in any particular period.

        In October 1995, DLJSC was named as a defendant in a purported class action filed in a Texas State Court on behalf of the holders of $550.0 million principal amount of subordinated redeemable discount debentures of National Gypsum Corporation ("NGC") canceled in connection with a Chapter 11 plan of reorganization for NGC consummated in July 1993. The named plaintiff in the State Court action also filed an adversary proceeding in the Bankruptcy Court for the Northern District of Texas seeking a declaratory judgment that the confirmed NGC plan of reorganization does not bar the class action claims. Subsequent to the consummation of NGC's plan of reorganization, NGC's shares traded for values substantially in excess of, and in 1995 NGC was acquired for a value substantially in excess of, the values upon which NGC's plan of reorganization was based. The two actions arise out of DLJSC's activities as financial advisor to NGC in the course of NGC's Chapter 11 reorganization proceedings. The class action complaint alleges that the plan of reorganization submitted by NGC was based upon projections by NGC and DLJSC which intentionally understated forecasts, and provided misleading and incorrect information in order to hide NGC's true value and that defendants breached their fiduciary duties by, among other things, providing false, misleading or incomplete information to deliberately understate the value of NGC. The class action complaint seeks compensatory and punitive damages purportedly sustained by the class. The Texas State Court action, which had been removed to the Bankruptcy Court, has been remanded back to the state court, which remand is being opposed by DLJSC. DLJSC intends to defend itself vigorously against all of the allegations contained in the complaint. Although there can be no assurance, DLJ does not believe that the ultimate outcome of this litigation will have a material adverse effect on its financial condition. Due to the early stage of such litigation, based upon the information currently available to it, DLJ's management cannot make an estimate of loss, if any, or predict whether or not such litigation will have a material adverse effect on DLJ's results of operations in any particular period.

        In November and December 1995, DLJSC, along with various other parties, was named as a defendant in a number of purported class actions filed in the U.S. District Court for the Eastern District of Louisiana. The complaints allege violations of the Federal securities laws arising out of a public offering in 1994 of $435.0 million of first mortgage notes of Harrah's Jazz Company and Harrah's Jazz Finance Corp. The complaints seek to hold DLJSC liable for various alleged misstatements and omissions contained in the prospectus dated November 9, 1994. DLJSC intends to defend itself vigorously against all of the allegations contained in the complaints. Although there can be no assurance, DLJ does not believe that the ultimate outcome of this litigation will have a material adverse effect on its financial condition. Due to the early stage of this litigation, based upon the information currently available to it, DLJ's management cannot make an estimate of loss, if any, or predict whether or not such litigation will have a material adverse effect on DLJ's results of operations in any particular period.

        In addition to the matters described above, Equitable Life and its subsidiaries and DLJ and its subsidiaries are involved in various legal actions and proceedings in connection with their businesses. Some of the actions and proceedings have been brought on behalf of various alleged classes of claimants and certain of these claimants seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on the Company's consolidated financial position or results of operations.

15)     LEASES

        The Company has entered into operating leases for office space and certain other assets, principally data processing equipment and office furniture and equipment. Future minimum payments under noncancelable leases for 1997 and the succeeding four years are $113.7 million, $110.6 million, $100.3 million, $72.3 million, $59.3 million and $427.3 million thereafter. Minimum future sublease rental income on these noncancelable leases for 1997 and the succeeding four years are $9.8 million, $6.0 million, $4.5 million, $2.4 million, $.8 million and $.1 million thereafter.

        At December 31, 1996, the minimum future rental income on noncancelable operating leases for wholly owned investments in real estate for 1997 and the succeeding four years are $263.0 million, $242.1 million, $219.8 million, $194.3 million, $174.6 million and $847.1 million thereafter.

16)     OTHER OPERATING COSTS AND EXPENSES

        Other operating costs and expenses consisted of the following:

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Compensation costs.................................  $       647.3       $      595.9       $      687.5
        Commissions........................................          329.5              314.3              313.0
        Short-term debt interest expense...................            8.0               11.4               19.0
        Long-term debt interest expense....................          137.3              108.1               98.3
        Amortization of policy acquisition costs...........          405.2              317.8              313.4
        Capitalization of policy acquisition costs.........         (391.9)            (391.0)            (410.9)
        Rent expense, net of sub-lease income..............          113.7              109.3              116.0
        Other..............................................          798.9              710.0              721.4
                                                            -----------------   ----------------   -----------------
        Total..............................................  $     2,048.0       $    1,775.8       $    1,857.7
                                                            =================   ================   =================

        During 1996, 1995 and 1994, the Company restructured certain operations in connection with cost reduction programs and recorded pre-tax provisions of $24.4 million, $32.0 million and $20.4 million, respectively. The amounts paid during 1996, associated with cost reduction programs, totaled $17.7 million. At December 31, 1996, the liabilities associated with cost reduction programs amounted to $44.5 million. The 1996 cost reduction program included restructuring costs related to the consolidation of insurance operations' service centers. The 1995 cost reduction program included relocation expenses, including the accelerated amortization of building improvements associated with the relocation of the home office. The 1994 cost reduction program included costs associated with the termination of operating leases and employee severance benefits in connection with the consolidation of 16 insurance agencies. Amortization of DAC included $145.0 million writeoff of DAC related to DI contracts in the fourth quarter of 1996.

17)     INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

        Equitable Life is restricted as to the amounts it may pay as dividends to the Holding Company. Under the New York Insurance Law, the Superintendent has broad discretion to determine whether the financia1 condition of a stock life insurance company would support the payment of dividends to its shareholders. For 1996, 1995 and 1994, statutory net (loss) earnings totaled $(351.1) million, $(352.4) million and $67.5 million, respectively. No amounts are expected to be available for dividends from Equitable Life to the Holding Company in 1997.

        At December 31, 1996, the Insurance Group, in accordance with various government and state regulations, had $21.9 million of securities deposited with such government or state agencies.

        Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from GAAP. The New York Insurance Department (the "Department") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, for determining its solvency under the New York Insurance Law, and for determining whether its financial condition warrants the payment of a dividend to its stockholders. No consideration is given by the Department to financial statements prepared in accordance with GAAP in making such determinations. The following reconciles the Company's statutory change in surplus and capital stock and statutory surplus and capital stock determined in accordance with accounting practices prescribed by the Department with net earnings and equity on a GAAP basis.

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Net change in statutory surplus and capital stock..  $        56.0       $       78.1       $      292.4
        Change in asset valuation reserves.................          (48.4)             365.7             (285.2)
                                                            -----------------   ----------------   -----------------
        Net change in statutory surplus, capital stock
          and asset valuation reserves.....................            7.6              443.8                7.2
        Adjustments:
          Future policy benefits and policyholders'
            account balances...............................         (298.5)             (66.0)              (5.3)
          DAC..............................................          (13.3)              73.2               97.5
          Deferred Federal income taxes....................          108.0             (158.1)             (58.7)
          Valuation of investments.........................          289.8              189.1               45.2
          Valuation of investment subsidiary...............         (117.7)            (188.6)             396.6
          Limited risk reinsurance.........................           92.5              416.9               74.9
          Contribution from the Holding Company............            -                  -               (300.0)
          Issuance of surplus notes........................            -               (538.9)               -
          Postretirement benefits..........................           28.9              (26.7)              17.1
          Other, net.......................................           12.4              115.1              (44.0)
          GAAP adjustments of Closed Block.................           (9.8)              15.7               (9.5)
          GAAP adjustments of discontinued GIC
            Segment........................................          (89.6)              37.3               42.8
                                                            -----------------   ----------------   -----------------
        Net Earnings of the Insurance Group................  $        10.3       $      312.8       $      263.8
                                                            =================   ================   =================

                                                                                 DECEMBER 31,
                                                            --------------------------------------------------------
                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Statutory surplus and capital stock................  $     2,258.9       $    2,202.9       $    2,124.8
        Asset valuation reserves...........................        1,297.5            1,345.9              980.2
                                                            -----------------   ----------------   -----------------
        Statutory surplus, capital stock and asset
          valuation reserves...............................        3,556.4            3,548.8            3,105.0
        Adjustments:
          Future policy benefits and policyholders'
            account balances...............................       (1,305.0)          (1,006.5)            (940.5)
          DAC..............................................        3,104.9            3,075.8            3,219.4
          Deferred Federal income taxes....................         (306.1)            (452.0)             (29.4)
          Valuation of investments.........................          286.8              417.7             (794.1)
          Valuation of investment subsidiary...............         (782.8)            (665.1)            (476.5)
          Limited risk reinsurance.........................         (336.5)            (429.0)            (845.9)
          Issuance of surplus notes........................         (539.0)            (538.9)               -
          Postretirement benefits..........................         (314.4)            (343.3)            (316.6)
          Other, net.......................................          126.3                4.4              (79.2)
          GAAP adjustments of Closed Block.................          783.7              830.8              740.4
          GAAP adjustments of discontinued GIC
            Segment........................................         (190.3)            (184.6)            (221.9)
                                                            -----------------   ----------------   -----------------
        Equity of the Insurance Group......................  $     4,084.0       $    4,258.1       $    3,360.7
                                                            =================   ================   =================

18)     BUSINESS SEGMENT INFORMATION

        The Company has two major business segments: Insurance Operations and Investment Services. Interest expense related to debt not specific to either business segment is presented as Corporate interest expense. Information for all periods is presented on a comparable basis.

        The Insurance Operations segment offers a variety of traditional, variable and interest-sensitive life insurance products, disability income, annuity products, mutual fund and other investment products to individuals and small groups and administers traditional participating group annuity contracts with conversion features, generally for corporate qualified pension plans, and association plans which provide full service retirement programs for individuals affiliated with professional and trade associations. This segment includes Separate Accounts for individual insurance and annuity products.

        The Investment Services segment provides investment fund management, primarily to institutional clients. This segment includes the Company's equity interest in DLJ and Separate Accounts which provide various investment options for group clients through pooled or single group accounts.

        Intersegment investment advisory and other fees of approximately $127.5 million, $124.1 million and $135.3 million for 1996, 1995 and 1994, respectively, are included in total revenues of the Investment Services segment. These fees, excluding amounts related to the discontinued GIC Segment of $15.7 million, $14.7 million and $27.4 million for 1996, 1995 and 1994, respectively, are eliminated in consolidation.

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Revenues
        Insurance operations...............................  $     3,742.9       $    3,614.6       $    3,507.4
        Investment services................................        1,126.1              949.1              935.2
        Consolidation/elimination..........................          (24.5)             (34.9)             (27.2)
                                                            -----------------   ----------------   -----------------
        Total..............................................  $     4,844.5       $    4,528.8       $    4,415.4
                                                            =================   ================   =================
        Earnings (loss) from continuing  operations
          before Federal income taxes, minority interest
          and cumulative effect of accounting change
        Insurance operations...............................  $       (36.6)      $      303.1       $      327.5
        Investment services................................          311.9              224.0              227.9
        Consolidation/elimination..........................             .2               (3.1)                .3
                                                            -----------------   ----------------   -----------------
              Subtotal.....................................          275.5              524.0              555.7
        Corporate interest expense.........................          (66.9)             (27.9)            (114.2)
                                                            -----------------   ----------------   -----------------
        Total..............................................  $       208.6       $      496.1       $      441.5
                                                            =================   ================   =================

                                                   DECEMBER 31,
                                        ------------------------------------
                                             1996                1995
                                        ----------------   -----------------
                                                   (IN MILLIONS)

        Assets
        Insurance operations...........  $    60,464.9      $    56,720.5
        Investment services............       13,542.5           12,842.9
        Consolidation/elimination......         (399.6)            (354.4)
                                        ----------------   -----------------
        Total..........................  $    73,607.8      $    69,209.0
                                        ================   =================

19)     QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

        The quarterly results of operations for 1996 and 1995, are summarized below:

                                                                      THREE MONTHS ENDED
                                       ------------------------------------------------------------------------------
                                           MARCH 31           JUNE 30           SEPTEMBER 30          DECEMBER 31
                                       -----------------  -----------------   ------------------   ------------------
                                                                        (IN MILLIONS)
        1996
        ----
        Total Revenues................  $     1,169.7      $     1,193.6       $    1,193.6         $    1,287.6
                                       =================  =================   ==================   ==================
        Earnings (Loss) from
          Continuing Operations
          before Cumulative Effect
          of Accounting Change........  $        94.8      $        87.1       $       93.2         $     (157.9)
                                       =================  =================   ==================   ==================
        Net Earnings (Loss)...........  $        71.7      $        87.1       $       93.2         $     (241.7)
                                       =================  =================   ==================   ==================
        1995
        ----
        Total Revenues................  $     1,079.1      $     1,164.0       $    1,138.8         $    1,146.9
                                       =================  =================   ==================   ==================
        Net Earnings..................  $        66.3      $       101.7       $      100.2         $       44.6
                                       =================  =================   ==================   ==================

        The quarterly results of operations for 1996 and 1995 have been restated to reflect the Company's accounting change adopted in the fourth quarter of 1996 for long-duration participating life contracts in accordance with the provisions prescribed by SFAS No. 120. Net earnings for the three months ended December 31, 1996 includes a charge of $339.3 million related to writeoffs of DAC on DI contracts of $94.3 million, reserve strengthening on DI business of $113.7 million, pension par of $47.5 million and the discontinued GIC Segment of $83.8 million.

20)     INVESTMENT IN DLJ

        On December 15, 1993, the Company sold a 61% interest in DLJ to the Holding Company for $800.0 million in cash and securities. The excess of the proceeds over the book value in DLJ at the date of sale of $340.2 million has been reflected as a capital contribution. In 1995, DLJ completed the initial public offering ("IPO") of 10.58 million shares of its common stock, which included 7.28 million of the Holding Company's shares in DLJ, priced at $27 per share. Concurrent with the IPO, the Company contributed equity securities to DLJ having a market value of $21.2 million. Upon completion of the IPO, the Company's ownership percentage was reduced to 36.1%. The Company's ownership interest will be further reduced upon the issuance of common stock after the vesting of forfeitable restricted stock units acquired by and/or the exercise of options granted to certain DLJ employees. DLJ restricted stock units represents forfeitable rights to receive approximately 5.2 million shares of DLJ common stock through February 2000.

        The results of operations of DLJ are accounted for on the equity basis and are included in commissions, fees and other income in the consolidated statements of earnings. The Company's carrying value of DLJ is included in investment in and loans to affiliates in the consolidated balance sheets.

        Summarized balance sheets information for DLJ, reconciled to the Company's carrying value of DLJ, are as follows:

                                                                                           DECEMBER 31,
                                                                                ------------------------------------
                                                                                     1996                1995
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)
        Assets:
        Trading account securities, at market value............................  $   15,728.1       $   10,821.3
        Securities purchased under resale agreements...........................      20,598.7           18,748.2
        Broker-dealer related receivables......................................      16,525.9           13,023.7
        Other assets...........................................................       2,651.0            1,983.3
                                                                                ----------------   -----------------
        Total Assets...........................................................  $   55,503.7       $   44,576.5
                                                                                ================   =================
        Liabilities:
        Securities sold under repurchase agreements............................  $   29,378.3       $   26,744.8
        Broker-dealer related payables.........................................      19,409.7           12,915.5
        Short-term and long-term debt..........................................       2,704.5            1,742.0
        Other liabilities......................................................       2,164.0            1,750.5
                                                                                ----------------   -----------------
        Total liabilities......................................................      53,656.5           43,152.8
        Cumulative exchangeable preferred stock................................           -                225.0
        DLJ's company-obligated mandatorily redeemed preferred
          securities of subsidiary trust holding solely debentures of DLJ......         200.0                -
        Total shareholders' equity.............................................       1,647.2            1,198.7
                                                                                ----------------   -----------------
        Total Liabilities, Cumulative Exchangeable Preferred Stock and
          Shareholders' Equity.................................................  $   55,503.7       $   44,576.5
                                                                                ================   =================
        DLJ's equity as reported...............................................  $    1,647.2       $    1,198.7
        Unamortized cost in excess of net assets acquired in 1985
          and other adjustments................................................          23.9               40.5
        The Holding Company's equity ownership in DLJ..........................        (590.2)            (499.0)
        Minority interest in DLJ...............................................        (588.6)            (324.3)
                                                                                ----------------   -----------------
        The Company's Carrying Value of DLJ....................................  $      492.3       $      415.9
                                                                                ================   =================

        Summarized statements of earnings information for DLJ reconciled to the Company's equity in earnings of DLJ is as follows:

                                                                                     1996                1995
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)
        Commission, fees and other income......................................  $    1,818.2       $    1,325.9
        Net investment income..................................................       1,074.2              904.1
        Dealer, trading and investment gains, net..............................         598.4              528.6
                                                                                ----------------   -----------------
        Total revenues.........................................................       3,490.8            2,758.6
        Total expenses including income taxes..................................       3,199.5            2,579.5
                                                                                ----------------   -----------------
        Net earnings...........................................................         291.3              179.1
        Dividends on preferred stock...........................................          18.7               19.9
                                                                                ----------------   -----------------
        Earnings Applicable to Common Shares...................................  $      272.6       $      159.2
                                                                                ================   =================
        DLJ's earnings applicable to common shares as reported.................  $      272.6       $      159.2
        Amortization of cost in excess of net assets acquired in 1985..........          (3.1)              (3.9)
        The Holding Company's equity in DLJ's earnings.........................        (107.8)             (90.4)
        Minority interest in DLJ...............................................         (73.4)              (6.5)
                                                                                ----------------   -----------------
        The Company's Equity in DLJ's Earnings.................................  $       88.3       $       58.4
                                                                                ================   =================

21)     ACCOUNTING FOR STOCK-BASED COMPENSATION

        The Holding Company sponsors a stock option plan for employees of Equitable Life. DLJ and Alliance each sponsor their own stock option plans for certain employees. The Company elected to continue to account for stock-based compensation using the intrinsic value method prescribed in APB Opinion No. 25. Had compensation expense of the Company's stock option incentive plans for options granted after December 31, 1994 been determined based on the estimated fair value at the grant dates for awards under those plans, the Company's pro forma net earnings for 1996 and 1995 would have been as follows:

                                    1996              1995
                               ---------------   ---------------
                                        (IN MILLIONS)
        Net Earnings
          As Reported.........  $       10.3      $     312.8
          Pro Forma...........  $        3.2      $     311.3

        The fair value of options and units granted after December 31, 1994, used as a basis for the above pro forma disclosures, was estimated as of the date of grants using Black-Scholes option pricing models. The option and unit pricing assumptions for 1996 and 1995 are as follows:

                                      HOLDING COMPANY                    DLJ                        ALLIANCE
                                  -------------------------   --------------------------  -----------------------------
                                     1996          1995          1996          1995           1996            1995
                                  -----------   -----------   -----------   ------------  -------------   -------------
        Dividend yield...........     0.80%         0.96%         1.54%         1.85%         8.0%            8.0%
        Expected volatility......    20.00%        20.00%        25.00%        25.00%        23.00%          23.00%
        Risk-free interest rate..     5.92%         6.83%         6.07%         5.86%         5.80%           6.00%

        Expected Life............  5 YEARS       5 years       5 YEARS        5 years      7.43 YEARS      7.43 years
        Weighted fair value
          per option granted.....    $6.94         $5.90         $9.35          -            $2.69           $2.24

        A summary of the Holding Company and DLJ stock option plans and Alliance's Unit option plans are as follows:

                                          HOLDING COMPANY                       DLJ                           ALLIANCE
                                    -----------------------------   -----------------------------   -----------------------------
                                                      Options                         Options                         Options
                                                    Outstanding                     Outstanding                     Outstanding
                                                      Weighted                        Weighted                        Weighted
                                                      Average                         Average                         Average
                                      Shares         Exercise          Shares        Exercise           Units         Exercise
                                    (In Millions)      Price        (In Millions)     Price         (In Millions)      Price
                                    -------------   -------------   -------------   -------------   -------------   -------------
        Balance as of
          January 1, 1994........         6.1                             -                               3.2
          Granted................          .7                             -                               1.2
          Exercised..............         -                               -                               (.5)
          Forfeited..............         -                               -                               (.1)
                                    -------------                   -------------                   -------------
        Balance as of
          December 31, 1994......         6.8                             -                               3.8
          Granted................          .4                             9.2                             1.8
          Exercised..............         (.1)                            -                               (.5)
          Expired................         (.1)                            -                               -
          Forfeited..............         (.3)                            -                               (.3)
                                    -------------                   -------------                   -------------
        Balance as of
          December 31, 1995......         6.7           $20.27            9.2          $27.00             4.8           $17.72
          Granted................          .7           $24.94            2.1          $32.54              .7           $25.12
          Exercised..............         (.1)          $19.91            -              -                (.4)          $13.64
          Expired................         (.6)          $20.21            -              -                -               -
          Forfeited..............         -               -               (.2)         $27.00             (.1)          $19.32
                                    -------------                   -------------                   -------------
        Balance as of
          December 31, 1996......         6.7           $20.79           11.1          $28.06             5.0           $19.07
                                    =============   =============   =============   =============   =============   =============

        Information with respect to stock and unit options outstanding and exercisable at December 31, 1996 is as follows:

                                      Options Outstanding                                          Options Exercisable
        -------------------------------------------------------------------------------    --------------------------------------
                                                       Weighted
                                                        Average           Weighted                                 Weighted
              Range of               Number            Remaining           Average               Number             Average
              Exercise            Outstanding         Contractual         Exercise            Exercisable           Exercise
               Prices            (In Millions)        Life (Years)          Price            (In Millions)           Price
        ---------------------   -----------------   ---------------   -----------------    -------------------   ----------------
               Holding
               Company
        ---------------------
        $18.125-$27.75                 6.7                 7.00             $20.79                3.4                $20.18
                                =================   ===============   =================    ===================   ================

                 DLJ
        ---------------------
        $27.00-$33.50                 11.1                 9.00             $28.06                -                    -
                                =================   ===============   =================    ===================   ================

              Alliance
        ---------------------
        $ 6.0625-$15.9375              1.3                 4.76             $12.97                1.2                $12.58
        $16.3125-$19.75                1.1                 8.19             $19.13                 .2                $18.69
        $19.875 -$19.875               1.0                 7.36             $19.88                 .4                $19.88
        $20.75  -$24.375                .9                 8.46             $22.05                 .3                $21.84
        $24.375 -$25.125                .7                 9.96             $25.13                -                    -
                                -----------------                                          -------------------
        $ 6.0625-$25.125               5.0                 7.43             $19.07                2.1                $15.84
                                =================   ===============   =================    ===================   ================

                                             Filed Pursuant to Rule 497(c)
                                             Registration File No.: 33-83750

                 INCOME MANAGER (SERVICE MARK) ACCUMULATOR
                     STATEMENT OF ADDITIONAL INFORMATION

                                 MAY 1, 1997
-----------------------------------------------------------------------------

                           COMBINATION VARIABLE AND
                     FIXED DEFERRED ANNUITY CERTIFICATES
                              FUNDED THROUGH THE
                               INVESTMENT FUNDS
                          OF SEPARATE ACCOUNT NO. 45

                                                  EQUITY SERIES
--------------------------------------------------------------------------------------------------------------------
DOMESTIC EQUITY                      INTERNATIONAL EQUITY                  AGGRESSIVE EQUITY
 Alliance Common Stock                 Alliance Global                        Alliance Aggressive Stock
 Alliance Growth & Income              Alliance International                 Alliance Small Cap Growth
                                       Morgan Stanley Emerging Markets
 EQ/Putnam Growth & Income Value          Equity*                             MFS Emerging Growth Companies
 MFS Research                          T. Rowe Price International Stock      Warburg Pincus Small Company Value
 Merrill Lynch Basic Value Equity
 T. Rowe Price Equity Income
                                         *Available on or about September 2, 1997
 -----------------------------------  ------------------------------------------------------------------------------

       ASSET ALLOCATION SERIES                                        FIXED INCOME SERIES
----------------------------------------------------------------------------------------------------------------------
 Alliance Conservative Investors         AGGRESSIVE FIXED INCOME      DOMESTIC FIXED INCOME
 Alliance Growth Investors                     Alliance High Yield       Alliance Intermediate Government Securities
 EQ/Putnam Balanced                                                      Alliance Money Market
 Merrill Lynch World Strategy
 ---------------------------------  ----------------------------------------------------------------------------------

                                  ISSUED BY:
          THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

          Home Office:         1290 Avenue of the Americas, New York, NY 10104
          Processing Office:   Post Office Box 1547, Secaucus, NJ 07096-1547

This statement of additional information (SAI) is not a prospectus. It should be read in conjunction with the Separate Account No. 45 prospectus supplement for the Accumulator, dated May 1, 1997 and the prospectus for the Accumulator, dated October 17, 1996. Definitions of special terms used in the SAI are found in the prospectus.

   A copy of the prospectus is available free of charge by writing the Processing Office, by calling 1-800-789-7771, toll-free, or by contacting your Registered Representative.

                     STATEMENT OF ADDITIONAL INFORMATION
                              TABLE OF CONTENTS

                                                                       PAGE
----------------------------------------------------------------------------
Part 1 Accumulation Unit Values                                         2
----------------------------------------------------------------------------
Part 2 Annuity Unit Values                                              2
----------------------------------------------------------------------------
Part 3 Custodian and Independent Accountants                            3
----------------------------------------------------------------------------
Part 4 Alliance Money Market Fund and Alliance
       Intermediate Government Securities Fund
       Yield Information                                                3
----------------------------------------------------------------------------
Part 5 Long-Term Market Trends                                          5
----------------------------------------------------------------------------
Part 6 Financial Statements                                             7
----------------------------------------------------------------------------

Copyright 1997 The Equitable Life Assurance Society of the United States, New
                            York, New York 10104.
 All rights reserved. Income Manager is a service mark of The Equitable Life
                   Assurance Society of the United States.

PART 1 - ACCUMULATION UNIT VALUES

Accumulation Unit Values are determined at the end of each Valuation Period for each of the Investment Funds. Other annuity contracts and certificates which may be offered by us will have their own accumulation unit values for the Investment Funds which may be different from those for the Accumulator.

The Accumulation Unit Value for an Investment Fund for any Valuation Period is equal to the Accumulation Unit Value for the preceding Valuation Period multiplied by the Net Investment Factor for that Investment Fund for that Valuation Period. The NET INVESTMENT FACTOR is (a) -c where:
                                                b

(a) is the value of the Investment Fund's shares of the corresponding Portfolio at the end of the Valuation Period before giving effect to any amounts allocated to or withdrawn from the Investment Fund for the Valuation Period. For this purpose, we use the share value reported to us by HR Trust or EQ Trust, as applicable.

(b) is the value of the Investment Fund's shares of the corresponding Portfolio at the end of the preceding Valuation Period (after any amounts allocated or withdrawn for that Valuation Period).

(c) is the daily Separate Account mortality and expense risk charge and asset based administrative charge relating to the Certificates, times the number of calendar days in the Valuation Period. These daily charges are at an effective annual rate not to exceed a total of 1.15%.

PART 2 -ANNUITY UNIT VALUES

The annuity unit value was fixed at $1.00 on May 1, 1995 for Certificates with assumed base rates of net investment return of both 5% and 3 1/2% a year. For each Valuation Period after that date, it is the annuity unit value for the immediately preceding Valuation Period multiplied by the adjusted Net Investment Factor under the Certificate. For each Valuation Period, the adjusted Net Investment Factor is equal to the Net Investment Factor reduced for each day in the Valuation Period by:

o .00013366 of the Net Investment Factor if the assumed base rate of net investment return is 5% a year; or

o .00009425 of the Net Investment Factor if the assumed base rate of net investment return is 3 1/2%.

Because of this adjustment, the annuity unit value rises and falls depending on whether the actual rate of net investment return (after deduction of charges) is higher or lower than the assumed base rate.

All Certificates have a 5% assumed base rate of net investment return, except in states where that rate is not permitted. Annuity payments under Certificates with an assumed base rate of 3 1/2% will at first be smaller than those under Certificates with a 5% assumed base rate. Payments under the 3 1/2% Certificates, however, will rise more rapidly when unit values are rising, and payments will fall more slowly when unit values are falling than those under 5% Certificates.

The amounts of variable annuity payments are determined as follows:

Payments normally start on the Business Day specified on your election form, or on such other future date as specified therein and are made on a monthly basis. The first three payments are of equal amounts. Each of the first three payments will be based on the amount specified in the Tables of Guaranteed Annuity Payments in the Certificate.

The first three payments depend on the assumed base rate of net investment return and the form of annuity chosen (and any fixed period). If the annuity involved a life contingency, the risk class and the age of the annuitants will affect payments.

The amount of the fourth and each later payment will vary according to the investment performance of the Alliance Common Stock Fund. Each monthly payment will be calculated by multiplying the number of annuity units credited by the average annuity unit value for the second calendar month immediately preceding the due date of the payment. The number of units is calculated by dividing the first monthly payment by the annuity unit value for the Valuation Period which includes the due date of the first monthly payment. The average annuity unit value is the average of the annuity unit values for the Valuation Periods ending in that month. Variable income annuities may also be available by separate prospectus through the Alliance Common Stock or other Funds of other separate accounts we offer.

Illustration of Changes in Annuity Unit Values.

To show how we determine variable annuity payments from month to month, assume that the Annuity Account Value on an Annuity Commencement Date is enough to fund an annuity with a monthly payment of $363 and that the annuity unit value for the Valuation Period that includes the due date of the first annuity payment is $1.05. The number of annuity units credited under the contract would be 345.71 (363 divided by 1.05 = 345.71).

If the fourth monthly payment is due in March, and the average annuity unit value for January was $1.10, the annuity payment for March would be the number of units (345.71) times the average annuity unit value ($1.10), or $380.28. If the average annuity unit value was $1 in February, the annuity payment for April would be 345.71 times $1, or $345.71.

PART 3 - CUSTODIAN AND INDEPENDENT ACCOUNTANTS

Equitable Life is the custodian for shares of the HR Trust and EQ Trust owned by the Separate Account.

The financial statements of the Separate Account for the period ended December 31, 1996 and 1995, and the consolidated financial statements and consolidated financial statement schedules of Equitable Life at December 31, 1996 and 1995 and for each of the three years ended December 31, 1996 included in the SAI have been audited by Price Waterhouse LLP.

The financial statements of the Separate Account for the period ended December 31, 1996 and 1995, and the consolidated financial statements and consolidated financial statement schedules of Equitable Life for the years ended December 31, 1996 and 1995 and for each of the three years ended December 31, 1996 included in this SAI have been so included in reliance on the reports of Price Waterhouse LLP, independent accountants, given on the authority of such firm as experts in accounting and auditing.

PART 4 -ALLIANCE MONEY
     MARKET FUND AND ALLIANCE
     INTERMEDIATE GOVERNMENT
     SECURITIES FUND YIELD
     INFORMATION

Alliance Money Market Fund

The Alliance Money Market Fund calculates yield information for seven-day periods. The seven-day current yield calculation is based on a hypothetical Certificate with one Accumulation Unit at the beginning of the period. To determine the seven-day rate of return, the net change in the Accumulation Unit Value is computed by subtracting the Accumulation Unit Value at the beginning of the period from an Accumulation Unit Value, exclusive of capital changes, at the end of the period.

The net change is then reduced by the average contract fee factor (explained below). This reduction is made to recognize the deduction of the annual contract fee, which is not reflected in the unit value. See "Annual Contract Fee" in Part 6 of the prospectus.

Accumulation Unit Values reflect all other accrued expenses of the Alliance Money Market Fund but do not reflect the distribution fee the withdrawal charge, the GMDB/GMIB charge or any charges for applicable taxes such as state or local premium taxes.

The adjusted net change is divided by the Accumulation Unit Value at the beginning of the period to obtain the adjusted base period rate of return. This seven-day adjusted base period return is then multiplied by 365/7 to produce an annualized seven-day current yield figure carried to the nearest one-hundredth of one percent.

The actual dollar amount of the annual contract fee that is deducted from the Alliance Money Market Fund will vary for each Certificate depending upon the percentage of the Annuity Account Value allocated to the Alliance Money Market Fund. To determine the effect of the annual contract fee on the yield, we start with the total dollar amounts of the charges deducted from the Fund during the 12-month period ending on the last day of the prior year. The amount is multiplied by 7/365 to produce an average contract fee factor which is used in all weekly yield computations for the ensuing year. The average contract fee factor is then divided by the number of Accumulator Alliance Money Market Fund Accumulation Units as of the end of the prior calendar year, and the resulting quotient is deducted from the net change in Accumulation Unit Value for the seven-day period.

The effective yield is obtained by modifying the current yield to give effect to the compounding nature of the Alliance Money Market Fund's investments, as follows: the unannualized adjusted base period return is compounded by adding one to the adjusted base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result, i.e., effective yield = (base period return + 1 ) 365/7 -1. The Alliance Money Market Fund yields will fluctuate daily. Accordingly, yields for any given period are not necessarily representative of future results. In addition, the value of Accumulation Units of the Alliance Money Market Fund will fluctuate and not remain constant.

Alliance Intermediate Government Securities Fund

The Alliance Intermediate Government Securities Fund calculates yield information for 30-day periods. The 30-day current yield calculation is based on a hypothetical Certificate with one Accumulation Unit at the beginning of the period. To determine the 30-day rate of return, the net change in the Accumulation Unit Value is computed by subtracting the Accumulation Unit Value at the beginning of the period from an Accumulation Unit Value, exclusive of capital changes, at the end of the period.

The net change is then reduced by the average contract fee factor (explained below). This reduction is made to recognize the deduction of the annual contract fee, which is not reflected in the unit value. See "Annual Contract Fee" in Part 6 of the prospectus.

Accumulation Unit Values reflect all other accrued expenses of the Alliance Intermediate Government Securities Fund but do not reflect the distribution fee, the withdrawal charge, the GMDB/GMIB charge or any charges for applicable taxes such as state or local premium taxes.

The adjusted net change is divided by the Accumulation Unit Value at the beginning of the period to obtain the adjusted base period rate of return. This 30-day adjusted base period return is then multiplied by 365/30 to produce an annualized 30-day current yield figure carried to the nearest one-hundredth of one percent.

The actual dollar amount of the annual contract fee that is deducted from the Alliance Intermediate Government Securities Fund will vary for each Certificate depending upon the percentage of the Annuity Account Value allocated to the Alliance Intermediate Government Securities Fund. To determine the effect of the annual contract fee on the yield, we start with the total dollar amounts of the charges deducted from the Fund during the 12-month period ending on the last day of the prior year. The amount is multiplied by 30/365 to produce an average contract fee factor which is used in all 30-day yield computations for the ensuing year. The average contract fee is then divided by the number of Accumulator Alliance Intermediate Government Securities Fund Accumulation Units as of the end of the prior calendar year, and the resulting quotient is deducted from the net change in Accumulation Unit Value for the 30-day period.

The effective yield is obtained by modifying the current yield to give effect to the compounding nature of the Alliance Intermediate Government Securities Fund's investments, as follows: the unannualized adjusted base period return is compounded by adding one to the adjusted base period return, raising the sum to a power equal to 365 divided by 30, and subtracting one from the result, i.e., effective yield = (base period return + 1) 365/30 -1. Alliance Intermediate Government Securities Fund yields will fluctuate daily. Accordingly, yields for any given period are not necessarily representative of future results. In addition, the value of the Accumulation Units of the Alliance Intermediate Government Securities Fund will fluctuate and not remain constant.

Alliance Money Market Fund and Alliance Intermediate Government Securities Fund Yield Information

Alliance Money Market Fund and the Alliance Intermediate Government Securities Fund yields reflect charges that are not normally reflected in the yields of other investments and therefore may be lower when compared with yields of other investments. Alliance Money Market Fund and Alliance Intermediate Government Securities Fund yields should not be compared to the return on fixed rate investments which guarantee rates of interest for specified periods, such as the Guarantee Periods. Nor should the yield be compared to the yield of money market funds or government securities funds made available to the general public.

The seven-day current yield for the Alliance Money Market Fund was 4.03% for the period ended December 31, 1996. The effective yield for that period was 4.11%.

The 30-day current yield for the Alliance Intermediate Government Securities Fund was 4.41% for the period ended December 31, 1996. The effective yield for that period was 4.50%.

Because the above yields reflect the deduction of Separate Account expenses, including the annual contract fee, they are lower than the corresponding yield figures for the Alliance Money Market Portfolio and Alliance Intermediate Government Securities Portfolio which reflect only the deduction of HR Trust-level expenses.

PART 5 - LONG-TERM MARKET TRENDS

As a tool for understanding how different investment strategies may affect long-term results, it may be useful to consider the historical returns on different types of assets. The following charts present historical return trends for various types of securities. The information presented, while not directly related to the performance of the Investment Funds, helps to provide a perspective on the potential returns of different asset classes over different periods of time. By combining this information with knowledge of personal financial needs (e.g., the length of time until you retire, your financial requirements at retirement), you may be able to better determine how you wish to allocate contributions among the Investment Funds.

Historically, the long-term investment performance of common stocks has generally been superior to that of long-or short-term debt securities. For those investors who have many years until retirement, or whose primary focus is on long-term growth potential and protection against inflation, there may be advantages to allocating some or all of their Annuity Account Value to those Investment Funds that invest in stocks.

                   Growth of $1 Invested on January 1, 1996
                   (Values are as of the last business day)

[THE FOLLOWING TABLE WAS REPRESENTED AS A STACKED
AREA GRAPH IN THE PROSPECTUS]


------------------------------------------
             S&P 500
             TOTAL       U.S.
             RETURN      INFLATION
------------------------------------------
             INDEX       VALUE
------------------------------------------
Dec 1956      1.07        1.03
Dec 1957      0.95        1.06
Dec 1958      1.36        1.08
Dec 1959      1.53        1.09
Dec 1960      1.53        1.11
Dec 1961      1.95        1.12
Dec 1962      1.78        1.13
Dec 1963      2.18        1.15
Dec 1964      2.54        1.16
Dec 1965      2.86        1.19
Dec 1966      2.57        1.23
Dec 1967      3.18        1.26
Dec 1968      3.34        1.32
Dec 1969      3.24        1.40
Dec 1970      3.37        1.48
Dec 1971      3.85        1.53
Dec 1972      4.58        1.58
Dec 1973      3.91        1.72
Dec 1974      2.87        1.83
Dec 1975      3.94        2.07
Dec 1976      4.88        2.17
Dec 1977      4.53        2.31
Dec 1978      4.83        2.52
Dec 1979      5.72        2.86
Dec 1980      7.57        3.21
Dec 1981      7.20        3.50
Dec 1982      8.74        3.64
Dec 1983     10.71        3.77
Dec 1984     11.38        3.92
Dec 1985     15.04        4.07
Dec 1986     17.81        4.12
Dec 1987     18.75        4.30
Dec 1988     21.90        4.49
Dec 1989     28.79        4.70
Dec 1990     27.88        4.99
Dec 1991     36.40        5.14
Dec 1992     39.19        5.29
Dec 1993     43.10        5.43
Dec 1994     43.67        5.58
Dec 1995     60.01        5.72
Dec 1996     73.86        5.92

------------------------------------------
[END OF GRAPHICALLY REPRESENTED DATA]

[BLACK] Common Stock   [WHITE] Inflation

Source: Ibbotson Associates, Inc. See discussion and information preceding and following chart on next page.

Over shorter periods of time, however, common stocks tend to be subject to more dramatic changes in value than fixed income (debt) securities. Investors who are nearing retirement age, or who have a need to limit short-term risk, may find it preferable to allocate a smaller percentage of their Annuity Account Value to those Investment Funds that invest in common stocks. The following graph illustrates the monthly fluctuations in value of $1 based on monthly returns of the Standard & Poor's 500 during 1990, a year that represents more typical volatility than 1996.

                   Growth of $1 Invested on January 1, 1990
                   (Values are as of the last business day)


[THE FOLLOWING TABLE WAS REPRESENTED AS A SCATTER
GRAPH IN THE PROSPECTUS]

------------------------------------------
                                S&P 500
                U.S. IT         TOTAL
                GVT TR          RETURN
------------------------------------------
                INDEX           INDEX
------------------------------------------
Jan 1990        0.99            0.93
Feb 1990        0.99            0.94
Mar 1990        0.99            0.97
Apr 1990        0.98            0.95
May 1990        1.01            1.04
Jun 1990        1.02            1.03
Jul 1990        1.04            1.03
Aug 1990        1.03            0.93
Sep 1990        1.04            0.89
Oct 1990        1.06            0.89
Nov 1990        1.08            0.94
Dec 1990        1.10            0.97

  Common Stock  Intermediate-Term Govt. Bonds

[END OF GRAPHICALLY REPRESENTED DATA]

Source: Ibbotson Associates, Inc. See discussion aond information preceding and following chart.

The following chart illustrates average annual rates of return over selected time periods between December 31, 1926 and December 31, 1996 for different types of securities: common stocks, long-term government bonds, long-term corporate bonds, intermediate-term government bonds and U.S. Treasury Bills. For comparison purposes, the Consumer Price Index is shown as a measure of inflation. The average annual returns shown in the chart reflect capital appreciation and assume the reinvestment of dividends and interest. No investment management fees or expenses, and no charges typically associated with deferred annuity products, are reflected.

The information presented is merely a summary of past experience for unmanaged groups of securities and is neither an estimate or guarantee of future performance. Any investment in securities, whether equity or debt, involves varying degrees of potential risk, in addition to offering varying degrees of potential reward.

The rates of return illustrated do not represent returns of the Separate Account. In addition, there is no assurance that the performance of the Investment Funds will correspond to rates of return such as those illustrated in the chart.

For a comparative illustration of performance results of the Investment Funds (which reflect the trusts and Separate Account charges), see the supplement to the prospectus.

                                MARKET TRENDS:
                     ILLUSTRATIVE ANNUAL RATES OF RETURN

                                                       LONG-TERM   INTERMEDIATE-
  FOR THE FOLLOWING PERIODS     COMMON    LONG-TERM    CORPORATE       TERM        U.S. TREASURY    CONSUMER
        ENDING 12/31/96         STOCKS   GOVT. BONDS     BONDS      GOVT. BONDS        BILLS       PRICE INDEX
----------------------------- -------- ------------- ----------- --------------- --------------- -------------
1 Year                          23.07%      (0.93)%      1.40%         2.10%           5.21%          3.58%
3 Years                         19.66        6.36        6.72          4.19            4.90           2.93
5 Years                         15.20        8.98        8.52          6.17            4.22           2.89
10 Years                        15.28        9.39        9.48          7.77            5.46           3.70
20 Years                        14.55        9.54        9.71          9.14            7.28           5.15
30 Years                        11.85        7.75        8.24          8.27            6.73           5.39
40 Years                        11.18        6.51        6.99          7.08            5.80           4.47
50 Years                        12.59        5.33        5.76          5.89            4.89           4.08
60 Years                        11.19        5.06        5.38          5.32            4.10           4.13
Since 12/31/26                  10.71        5.08        5.64          5.21            3.74           3.12
Inflation adjusted since 1926    7.36        1.90        2.44          2.02            0.60             --

SOURCE: Ibbotson, Roger G., and Rex A. Sinquefield, Stocks, Bonds, Bills, and Inflation (SBBI), 1982, updated in Stocks, Bonds, Bills and Inflation 1997 Yearbook(Trademark), Ibbotson Associates Inc., Chicago. All rights reserved.

COMMON STOCKS (S&P 500)--Standard and Poor's Composite Index, an unmanaged weighted index of the stock performance of 500 industrial, transportation, utility and financial companies.

LONG-TERM GOVERNMENT BONDS--Measured using a one-bond portfolio constructed each year containing a bond with approximately a twenty year maturity and a reasonably current coupon.

LONG-TERM CORPORATE BONDS--For the period 1969-1996, represented by the Salomon Brothers Long-term, High-Grade Corporate Bond Index for the period 1946-1968, the Salomon Brothers Index was backdated using Salomon Brothers monthly yield data and a methodology similar to that used by Salomon Brothers for 1969-1996; for the period 1927-1945, the Standard and Poor's monthly High-Grade Corporate Composite yield data were used, assuming a 4 percent coupon and a twenty year maturity.

INTERMEDIATE-TERM GOVERNMENT BONDS--Measured by a one-bond portfolio constructed each year containing a bond with approximately a five year maturity.

U. S. TREASURY BILLS--Measured by rolling over each month a one-bill portfolio containing, at the beginning of each month, the bill having the shortest maturity not less than one month.

INFLATION--Measured by the Consumer Price Index for all Urban Consumers (CPI-U), not seasonally adjusted.

PART 6 - FINANCIAL STATEMENTS

The consolidated financial statements of The Equitable Life Assurance Society of the United States included herein should be considered only as bearing upon the ability of Equitable Life to meet its obligations under the Certificates. There are no financial statements for the Investment Funds of the Separate Account investing in the Alliance Small Cap Growth and Alliance High Yield Portfolios of HR Trust and Class IB shares of EQ Trust as the Separate Account did not invest in such shares prior to the date of the prospectus supplement and SAI.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
The Equitable Life Assurance Society of the United States and Contractowners of Separate Account No. 45 of The Equitable Life Assurance Society of the United States

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the Money Market Fund, Intermediate Government Securities Fund, Growth & Income Fund, Common Stock Fund, Global Fund, International Fund, Aggressive Stock Fund, Conservative Investors Fund and Growth Investors Fund, separate investment funds of The Equitable Life Assurance Society of the United States ("Equitable Life") Separate Account No. 45 at December 31, 1996, the results of each of their operations and changes in each of their net assets for the periods indicated, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Equitable Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of shares in The Hudson River Trust at December 31, 1996 with the transfer agent, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
New York, New York
February 10, 1997

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT 45

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1996

                                             INTERMEDIATE
                                    MONEY     GOVERNMENT   GROWTH &     COMMON
                                   MARKET     SECURITIES    INCOME       STOCK
                                    FUND         FUND        FUND        FUND
                                ----------- ------------ ----------- -----------
ASSETS
Investments in shares of
 The Hudson River Trust--
 at market value (Note 1)
  Cost:    $32,590,855  ........ $32,392,955
             3,570,593 .........              $3,533,879
             14,345,718.........                          $15,109,954
             74,352,777.........                                      $75,709,230
             15,256,959.........
             8,620,079..........
             43,176,986.........
             7,918,815..........
             24,267,019.........
Receivable for policy related
 transactions ..................     919,631       2,352      217,813     812,700
                                ----------- ------------ ----------- -----------
Total Assets ...................  33,312,586   3,536,231   15,327,767  76,521,930
                                ----------- ------------ ----------- -----------
LIABILITIES
Payable for The Hudson River
 Trust shares purchased ........     934,835       4,273      224,654     853,808
Amount retained by Equitable
 Life in Separate Account 45
 (Note 4) ......................      80,961      55,974       77,185     161,327
                                ----------- ------------ ----------- -----------
Total Liabilities ..............   1,015,796      60,247      301,839   1,015,135
                                ----------- ------------ ----------- -----------
NET ASSETS ATTRIBUTABLE TO
 CONTRACT OWNERS................ $32,296,790  $3,475,984  $15,025,928 $75,506,795
                                =========== ============ =========== ===========
Units Outstanding at December
 31, 1996 (Note 5) .............   1,301,724     252,426    1,055,829     493,651
                                =========== ============ =========== ===========
Unit Value at December 31,
 1996........................... $     24.81  $    13.77  $     14.23 $    152.96
                                =========== ============ =========== ===========

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                                           AGGRESSIVE  CONSERVATIVE   GROWTH
                                   GLOBAL    INTERNATIONAL    STOCK     INVESTORS    INVESTORS
                                    FUND         FUND         FUND         FUND        FUND
                                ----------- ------------- ----------- ------------ -----------
ASSETS
Investments in shares of
 The Hudson River Trust--
 at market value (Note 1)
  Cost:    $32,590,855  ........
             3,570,593 .........
             14,345,718 ........
             74,352,777 ........
             15,256,959......... $15,456,443
             8,620,079..........              $8,651,467
             43,176,986.........                           $41,011,800
             7,918,815..........                                        $7,923,466
             24,267,019.........                                                    $24,108,242
Receivable for policy related
 transactions ..................     206,778      39,027       528,494     190,991      255,852
                                ----------- ------------- ----------- ------------ -----------
Total Assets ...................  15,663,221   8,690,494    41,540,294   8,114,457   24,364,094
                                ----------- ------------- ----------- ------------ -----------
LIABILITIES
Payable for The Hudson River
 Trust shares purchased ........     213,416      43,221       549,556     195,199      269,698
Amount retained by Equitable
 Life in Separate Account 45
 (Note 4) ......................      73,501      63,269       103,486      60,976       86,001
                                ----------- ------------- ----------- ------------ -----------
Total Liabilities ..............     286,917     106,490       653,042     256,175      355,699
                                ----------- ------------- ----------- ------------ -----------
NET ASSETS ATTRIBUTABLE TO
 CONTRACT OWNERS................ $15,376,304  $8,584,004   $40,887,252  $7,858,282  $24,008,395
                                =========== ============= =========== ============ ===========
Units Outstanding at December
 31, 1996 (Note 5) .............     608,877     716,759       620,080     456,627      914,232
                                =========== ============= =========== ============ ===========
Unit Value at December 31,
 1996........................... $     25.25  $    11.98   $     65.94  $    17.21  $     26.26
                                =========== ============= =========== ============ ===========

See Notes to Financial Statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT 45

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1996

                                                           INTERMEDIATE
                                                   MONEY    GOVERNMENT   GROWTH &    COMMON
                                                  MARKET    SECURITIES    INCOME     STOCK
                                                   FUND        FUND        FUND       FUND
                                                --------- ------------ ---------- ----------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Hudson River Trust  ....... $ 973,287   $169,012   $  140,078 $  307,270
 Expenses (Note 3):
 Mortality and expense risk charges ............   182,124     30,204       75,795    350,135
                                                --------- ------------ ---------- ----------
NET INVESTMENT INCOME ..........................   791,163    138,808       64,283    (42,865)
                                                --------- ------------ ---------- ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (NOTE 2):
 Realized gain (loss) on investments ...........    19,803    (21,067)      30,281    249,329
 Realized gain distribution from
  The Hudson River Trust .......................        --         --      663,496  5,761,725
                                                --------- ------------ ---------- ----------
  Net Realized Gain (Loss) .....................    19,803    (21,067)     693,777  6,011,054
                                                --------- ------------ ---------- ----------
 Unrealized appreciation/(depreciation) on
  investments:
 Beginning of period ...........................   (32,003)     4,810       65,829   (147,558)
 End of period .................................  (197,900)   (36,714)     764,236  1,356,453
                                                --------- ------------ ---------- ----------
 Change in unrealized
  appreciation/(depreciation) during the period   (165,897)   (41,524)     698,407  1,504,011
                                                --------- ------------ ---------- ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...................................  (146,094)   (62,591)   1,392,184  7,515,065
                                                --------- ------------ ---------- ----------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS ..................... $ 645,069   $ 76,217   $1,456,467 $7,472,200
                                                ========= ============ ========== ==========

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                                                        AGGRESSIVE  CONSERVATIVE  GROWTH
                                                  GLOBAL  INTERNATIONAL    STOCK     INVESTORS   INVESTORS
                                                   FUND       FUND         FUND         FUND       FUND
                                                -------- ------------- ----------- ------------ ---------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Hudson River Trust  ....... $159,750   $100,654    $    48,668   $249,730  $  364,945
 Expenses (Note 3):
 Mortality and expense risk charges ............   71,437     47,321        170,068     56,301     146,920
                                                -------- ------------- ----------- ------------ ---------
NET INVESTMENT INCOME ..........................   88,313     53,333       (121,400)   193,429     218,025
                                                -------- ------------- ----------- ------------ ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (NOTE 2):
 Realized gain (loss) on investments ...........   68,368    106,050        179,807      1,003      35,624
 Realized gain distribution from
  The Hudson River Trust .......................  474,848    128,244      3,900,528    153,963   1,566,277
                                                -------- ------------- ----------- ------------ ---------
  Net Realized Gain (Loss) .....................  543,216    234,294      4,080,335    154,966   1,601,901
                                                -------- ------------- ----------- ------------ ---------
 Unrealized appreciation/(depreciation) on
  investments:
 Beginning of period ...........................   15,112     15,034       (169,970)    16,872      39,211
 End of period .................................  199,484     31,388     (2,165,186)     4,651    (158,777)
                                                -------- ------------- ----------- ------------ ---------
 Change in unrealized
  appreciation/(depreciation) during the period   184,372     16,354     (1,995,216)   (12,221)   (197,988)
                                                -------- ------------- ----------- ------------ ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...................................  727,588    250,648      2,085,119    142,745   1,403,913
                                                -------- ------------- ----------- ------------ ---------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS ..................... $815,901   $303,981    $ 1,963,719   $336,174  $1,621,938
                                                ======== ============= =========== ============ =========

------------
See Notes to Financial Statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT 45

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,

                                                             INTERMEDIATE
                                                              GOVERNMENT
                                   MONEY MARKET FUND        SECURITIES FUND
                                ------------------------ ----------------------
                                    1996        1995*        1996       1995*
                                ------------ ----------- ----------- ----------
INCREASE (DECREASE) IN NET
 ASSETS:
FROM OPERATIONS:
 Net investment income .........$    791,163 $    84,034 $   138,808 $   26,602
 Net realized gain (loss)  .....      19,803      (9,249)    (21,067)       691
 Change in unrealized
  appreciation/depreciation on
  investments ..................    (165,897)    (32,003)    (41,524)     4,810
                                ------------ ----------- ----------- ----------
 Net increase in net assets
  from operations ..............     645,069      42,782      76,217     32,103
                                ------------ ----------- ----------- ----------
FROM CONTRACT OWNER
 TRANSACTIONS:
 Contributions and Transfers:
  Contributions ................  95,681,367  11,156,359   1,798,660  1,629,203
  Transfers from other Funds
   and Guaranteed Interest Rate
   Account (Note 1) ............  19,687,669      59,949   8,533,013    513,895
                                ------------ ----------- ----------- ----------
   Total ....................... 115,369,036  11,216,308  10,331,673  2,143,098
                                ------------ ----------- ----------- ----------
 Benefit & other policy
  transaction...................     198,356          --      15,968         --
 Withdrawals and Transfers:
  Withdrawal and administrative
   charges          .  ..........    514,843          --      77,637         --
  Transfers to other Funds and
   Guaranteed Interest Rate
   Account (Note 1) ............  87,121,388   7,122,265   8,982,626     20,000
                                ------------ ----------- ----------- ----------
   Total .......................  87,834,587   7,122,265   9,076,231     20,000
                                ------------ ----------- ----------- ----------
 Net increase in net assets
  from Contract Owner
  transactions .................  27,534,449   4,094,043   1,255,442  2,123,098
                                ------------ ----------- ----------- ----------
NET INCREASE IN AMOUNT RETAINED
 BY EQUITABLE LIFE IN SEPARATE
  ACCOUNT 45 (NOTE 4)...........     (17,582)     (1,971)     (6,709)    (4,167)
                                ------------ ----------- ----------- ----------
INCREASE IN NET ASSETS
 ATTRIBUTABLE TO CONTRACT
 OWNERS ........................  28,161,936   4,134,854   1,324,950  2,151,034
NET ASSETS, BEGINNING OF PERIOD
 ATTRIBUTABLE TO CONTRACT
 OWNERS ........................   4,134,854          --   2,151,034         --
                                ------------ ----------- ----------- ----------
NET ASSETS, END OF PERIOD
 ATTRIBUTABLE TO CONTRACT
 OWNERS ........................$ 32,296,790 $ 4,134,854 $ 3,475,984 $2,151,034
                                ============ =========== =========== ==========

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                        GROWTH &
                                      INCOME FUND         COMMON STOCK FUND         GLOBAL FUND
                                 ---------------------- ----------------------- ----------------------
                                    1996       1995*       1996       1995*       1996       1995*
                                 ----------- ---------- ----------- ----------- ----------- ----------
INCREASE (DECREASE) IN NET
 ASSETS:
FROM OPERATIONS:
 Net investment income ......... $    64,283 $   13,604 $   (42,865) $   18,811 $    88,313 $    4,015
 Net realized gain (loss)  .....     693,777         --   6,011,054     366,599     543,216     32,515
 Change in unrealized
  appreciation/depreciation on
  investments ..................     698,407     65,829   1,504,011    (147,558)    184,372     15,112
                                 ----------- ---------- ----------- ----------- ----------- ----------
 Net increase in net assets
  from operations ..............   1,456,467     79,433   7,472,200     237,852     815,901     51,642
                                 ----------- ---------- ----------- ----------- ----------- ----------
FROM CONTRACT OWNER
 TRANSACTIONS:
 Contributions and Transfers:
  Contributions ................   6,251,620  1,306,253  36,558,323   3,944,181   9,199,245    818,158
  Transfers from other Funds
   and Guaranteed Interest Rate
   Account (Note 1) ............   6,040,990    432,486  34,378,499   2,697,390   6,255,073    233,534
                                 ----------- ---------- ----------- ----------- ----------- ----------
   Total .......................  12,292,610  1,738,739  70,936,822   6,641,571  15,454,318  1,051,692
                                 ----------- ---------- ----------- ----------- ----------- ----------
 Benefit & other policy
  transaction...................     130,199         --     427,323          --      70,774         --
 Withdrawals and Transfers:
  Withdrawal and administrative
   charges          .  ..........     31,991        703     290,642      14,649      36,757      1,379
  Transfers to other Funds and
   Guaranteed Interest Rate
   Account (Note 1) ............     342,494         --   8,933,676      18,685   1,836,433     26,094
                                 ----------- ---------- ----------- ----------- ----------- ----------
   Total .......................     504,684        703   9,651,641      33,334   1,943,964     27,473
                                 ----------- ---------- ----------- ----------- ----------- ----------
 Net increase in net assets
  from Contract Owner
  transactions .................  11,787,926  1,738,036  61,285,181   6,608,237  13,510,354  1,024,219
                                 ----------- ---------- ----------- ----------- ----------- ----------
NET INCREASE IN AMOUNT RETAINED
 BY EQUITABLE LIFE IN SEPARATE
  ACCOUNT 45 (NOTE 4)...........     (27,565)    (8,369)    (85,006)    (11,669)    (18,054)    (7,758)
                                 ----------- ---------- ----------- ----------- ----------- ----------
INCREASE IN NET ASSETS
 ATTRIBUTABLE TO CONTRACT
 OWNERS ........................  13,216,828  1,809,100  68,672,375   6,834,420  14,308,201  1,068,103
NET ASSETS, BEGINNING OF PERIOD
 ATTRIBUTABLE TO CONTRACT
 OWNERS ........................   1,809,100         --   6,834,420          --   1,068,103         --
                                 ----------- ---------- ----------- ----------- ----------- ----------
NET ASSETS, END OF PERIOD
 ATTRIBUTABLE TO CONTRACT
 OWNERS ........................ $15,025,928 $1,809,100 $75,506,795  $6,834,420 $15,376,304 $1,068,103
                                 =========== ========== =========== =========== =========== ==========

* Commencement of operations on May 1, 1995 for all funds.
See Notes to Financial Statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT 45

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,

                                                                                 AGGRESSIVE
                                                    INTERNATIONAL FUND           STOCK FUND
                                                   ---------------------   ------------------------
                                                      1996        1995*       1996         1995*
                                                   ----------   --------   -----------   ----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................... $   53,333   $  8,748   $  (121,400)  $   (3,345)
 Net realized gain ...............................    234,294      5,969     4,080,335      324,801
 Change in unrealized appreciation/depreciation
  on investments .................................     16,354     15,034    (1,995,216)    (169,970)
                                                   ----------   --------   -----------   ----------
 Net increase in net assets from operations  .....    303,981     29,751     1,963,719      151,486
                                                   ----------   --------   -----------   ----------
FROM CONTRACT OWNER TRANSACTIONS:
 Contributions and Transfers:
  Contributions ..................................  3,782,377    549,641    22,776,845    2,114,597
  Transfers from other Funds and Guaranteed
   Interest Rate Account (Note 1) ................  5,791,839    236,742    20,452,746      930,163
                                                   ----------   --------   -----------   ----------
   Total .........................................  9,574,216    786,383    43,229,591    3,044,760
                                                   ----------   --------   -----------   ----------
 Benefit & other policy transaction...............     38,451         --       245,070           --
 Withdrawals and Transfers:
  Withdrawal and administrative charges  .........     75,353        691        90,356       14,649
  Transfers to other Funds and Guaranteed
   Interest Rate Account (Note 1) ................  1,979,003         --     7,099,325        6,689
                                                   ----------   --------   -----------   ----------
   Total .........................................  2,092,807        691     7,434,751       21,338
                                                   ----------   --------   -----------   ----------
 Net increase in net assets from Contract Owner
  transactions ...................................  7,481,409    785,692    35,794,840    3,023,422
                                                   ----------   --------   -----------   ----------
NET INCREASE IN AMOUNT RETAINED BY
 EQUITABLE LIFE IN SEPARATE ACCOUNT 45 (NOTE 4) ..    (11,874)    (4,955)      (33,503)     (12,712)
                                                   ----------   --------   -----------   ----------
INCREASE IN NET ASSETS ATTRIBUTABLE TO CONTRACT
 OWNERS ..........................................  7,773,516    810,488    37,725,056    3,162,196
NET ASSETS, BEGINNING OF PERIOD ATTRIBUTABLE TO
 CONTRACT OWNERS .................................    810,488         --     3,162,196           --
                                                   ----------   --------   -----------   ----------
NET ASSETS, END OF PERIOD ATTRIBUTABLE TO
 CONTRACT OWNERS ................................. $8,584,004   $810,488   $40,887,252   $3,162,196
                                                   ==========   ========   ===========   ==========

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                                          CONSERVATIVE                GROWTH
                                                         INVESTORS FUND            INVESTORS FUND
                                                     -----------------------   -----------------------
                                                        1996         1995*        1996         1995*
                                                     ----------   ----------   -----------  ----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ...........................   $  193,429   $   24,367   $   218,025  $   31,399
 Net realized gain ...............................      154,966       11,297     1,601,901      54,116
 Change in unrealized appreciation/depreciation
  on investments .................................      (12,221)      16,872      (197,988)     39,211
                                                     ----------   ----------   -----------  ----------
 Net increase in net assets from operations  .....      336,174       52,536     1,621,938     124,726
                                                     ----------   ----------   -----------  ----------
FROM CONTRACT OWNER TRANSACTIONS:
 Contributions and Transfers:
  Contributions ..................................    3,977,495      977,433    11,004,121   1,950,052
  Transfers from other Funds and Guaranteed
   Interest Rate Account (Note 1) ................    2,837,790      698,465     9,331,901   1,712,951
                                                     ----------   ----------   -----------  ----------
   Total .........................................    6,815,285    1,675,898    20,336,022   3,663,003
                                                     ----------   ----------   -----------  ----------
 Benefit & other policy transaction...............       60,271           --       206,468          --
 Withdrawals and Transfers:
  Withdrawal and administrative charges  .........      100,314           --       228,021      24,866
  Transfers to other Funds and Guaranteed
   Interest Rate Account (Note 1) ................      814,338       27,054     1,177,040      59,290
                                                     ----------   ----------   -----------  ----------
   Total .........................................      974,923       27,054     1,611,529      84,156
                                                     ----------   ----------   -----------  ----------
 Net increase in net assets from Contract Owner
  transactions ...................................    5,840,362    1,648,844    18,724,493   3,578,847
                                                     ----------   ----------   -----------  ----------
NET INCREASE IN AMOUNT RETAINED BY
 EQUITABLE LIFE IN SEPARATE ACCOUNT 45 (NOTE 4) ..      (12,633)      (7,001)      (32,214)     (9,395)
                                                     ----------   ----------   -----------  ----------
INCREASE IN NET ASSETS ATTRIBUTABLE TO CONTRACT
 OWNERS ..........................................    6,163,903    1,694,379    20,314,217   3,694,178
NET ASSETS, BEGINNING OF PERIOD ATTRIBUTABLE TO
 CONTRACT OWNERS .................................    1,694,379           --     3,694,178          --
                                                     ----------   ----------   -----------  ----------
NET ASSETS, END OF PERIOD ATTRIBUTABLE TO
 CONTRACT OWNERS .................................   $7,858,282   $1,694,379   $24,008,395  $3,694,178
                                                     ==========   ==========   ===========  ==========

--------------------
* Commencement of operations on May 1, 1995 for all funds.
See Notes to Financial Statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT NO. 45

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1996

1. General

   The Equitable Life Assurance Society of the United States (Equitable Life) Separate Account No. 45 (the Account) is organized as a unit investment trust, a type of investment company, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940. The Account consists of nine investment funds (Funds): the Money Market Fund, the Intermediate Government Securities Fund, the Growth & Income Fund, the Common Stock Fund, the Global Fund, the International Fund, the Aggressive Stock Fund, the Conservative Investors Fund and the Growth Investors Fund. The assets in each Fund are invested in Class IA shares of a corresponding portfolio (Portfolio) of a mutual fund, The Hudson River Trust (the Trust). The Trust is an open-end, diversified, management investment company that invests the assets of separate accounts of insurance companies. Each Portfolio has separate investment objectives.

   The Account is used to fund benefits for the Income Manager Accumulator, a non-qualified deferred variable annuity, which combines the Portfolios in the Account with guaranteed fixed rate options, and the Income Manager Rollover IRA, which offers the same investment options as the Accumulator for the qualified market. The Income Manager Accumulator and the Income Manager Rollover IRA, collectively referred to as the Contracts, are offered under group and individual variable deferred annuity forms.

   All Contracts are issued by Equitable Life. The assets of the Account are the property of Equitable Life. However, the portion of the Account's assets attributable to the Contracts will not be chargeable with liabilities arising out of any other business Equitable Life may conduct.

   Contract owners may allocate amounts in their individual accounts to the Funds of the Account, and/or to the guaranteed interest account of Equitable Life's General Account, and/or to other Separate Accounts. The net assets of any Fund of the Account may not be less than the aggregate of the contract owners' accounts allocated to that Fund. Additional assets are set aside in Equitable Life's General Account to provide for other policy benefits, as required under the state insurance law.

2. Significant Accounting Policies

   The accompanying financial statements are prepared in conformity with generally accepted accounting principles (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   Investments are made in shares of the Trust and are valued at the net asset values per share of the respective Portfolios. The net asset value is determined by the Trust using the market or fair value of the underlying assets of the Portfolio.

   Investment transactions are recorded on the trade date. Realized gains and losses include gains and losses on redemptions of the Trust's shares (determined on the identified cost basis) and Trust distributions representing the net realized gains on Trust investment transactions.

   Dividends are recorded at the end of each quarter on the ex-dividend date. Capital gains are distributed by the Trust at the end of each year.

   No Federal income tax based on net income or realized and unrealized capital gains is currently applicable to Contracts participating in the Account by reason of applicable provisions of the Internal Revenue Code and no Federal income tax payable by Equitable Life is expected to affect the unit value of Contracts participating in the Account. Accordingly, no provision for income taxes is required.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT NO. 45

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 1996

3. Asset Charges

   Charges are made directly against the net assets of the Account and are reflected daily in the computation of the unit values of the Contracts. Under the Contracts, Equitable Life deducts mortality and expense risks at an annual rate of 0.90%. In addition, asset based administrative charges are also deducted from the net assets at an annual rate of 0.25%. The charges may be retained in the Account by Equitable Life and, to the extent retained, participate in the net investment results of the trust ratably with assets attributable to the Contracts. The aggregate of these charges may not exceed a total effective annual rate of 1.15%.

4. Amounts retained by Equitable Life in Separate Account No. 45

   The amount retained by Equitable Life in the Account arises principally from (1) contributions from Equitable Life, (2) mortality and expense charges and asset based administrative charges accumulated in the account, and (3) that portion, determined ratably, of the Account's investment results applicable to those assets in the Account in excess of the net assets for the Contracts. Amounts retained by Equitable Life are not subject to charges for mortality and expense risks and asset based administrative expenses.

   Amounts retained by Equitable Life in the Account may be transferred at any time by Equitable Life to its General Account.

   The following table shows the net surplus contributions (withdrawals) by Equitable Life by investment fund:

                                      YEARS ENDED DECEMBER
                                              31,
                                    ----------------------
           INVESTMENT FUND               1996       1995*
----------------------------------- ------------ ---------
Money Market .......................  $(125,000)  $ 50,000
Intermediate Government Securities      (25,000)    50,000
Growth & Income ....................    (60,000)    50,000
Common Stock .......................   (223,000)    50,000
Global .............................    (52,000)    50,000
International ......................    (35,000)    50,000
Aggressive Stock ...................   (110,000)    50,000
Conservative Investors .............    (45,000)    50,000
Growth Investors ...................   (105,000)    50,000
                                    ------------ ---------
                                      $(780,000)  $450,000
                                    ============ =========

------------
*Commencement of operations on May 1, 1995 for all funds.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT NO. 45

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 1996
 (Continued)
 5. Accumulation Unit Values
    Shown below is accumulation unit value information for a unit outstanding throughout the period shown.

                                            MAY 1(A)
                                               TO
                           DECEMBER 31,   DECEMBER 31,
                               1996           1995
                         -------------- --------------
MONEY MARKET FUND
------------------------
Unit value, beginning of
 period .................    $ 23.83        $ 23.15
Unit value, end of
 period .................    $ 24.81        $ 23.83
Number of units
 outstanding,
 end of period (000's)  .      1,302            174

INTERMEDIATE GOVERNMENT
SECURITIES FUND
------------------------
Unit value, beginning of
 period .................    $ 13.42        $ 12.50
Unit value, end of
 period .................    $ 13.77        $ 13.42
Number of units
 outstanding,
 end of period (000's)  .        252            160

GROWTH & INCOME
------------------------
Unit value, beginning of
 period .................    $ 11.99        $ 10.38
Unit value, end of
 period .................    $ 14.23        $ 11.99
Number of units
 outstanding,
 end of period (000's)  .      1,056            151

COMMON STOCK FUND
------------------------
Unit value, beginning of
 period .................    $124.52        $102.34
Unit value, end of
 period .................    $152.96        $124.52
Number of units
 outstanding,
 end of period (000's)  .        494             55

GLOBAL FUND
------------------------
Unit value, beginning of
 period .................    $ 22.29        $ 19.48
Unit value, end of
 period .................    $ 25.25        $ 22.29
Number of units
 outstanding,
 end of period (000's)  .        609             48


                                             MAY 1(A)
                                                TO
                            DECEMBER 31,   DECEMBER 31,
                                1996           1995
                          -------------- --------------
 INTERNATIONAL FUND
 ------------------------
 Unit value, beginning of
  period .................     $11.03         $10.13
 Unit value, end of
  period .................     $11.98         $11.03
 Number of units
  outstanding,
  end of period (000's)  .        717             73

 AGGRESSIVE STOCK FUND
 ------------------------
 Unit value, beginning of
  period .................     $54.59         $44.03
 Unit value, end of
  period .................     $65.94         $54.59
 Number of units
  outstanding,
  end of period (000's)  .        620             58

 CONSERVATIVE INVESTORS FUND
 ------------------------
 Unit value, beginning of
  period .................     $16.55         $14.65
 Unit value, end of
  period .................     $17.21         $16.55
 Number of units
  outstanding,
  end of period (000's)  .        457            102

 GROWTH INVESTORS FUND
 ------------------------
 Unit value, beginning of
  period .................     $23.59         $20.07
 Unit value, end of
  period .................     $26.26         $23.59
 Number of units
  outstanding,
  end of period (000's)  .        914            157


------------
 (a) Date on which units were made available for sale.

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Shareholder of The Equitable Life Assurance Society of the United States

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of earnings, of shareholder's equity and of cash flows present fairly, in all material respects, the financial position of The Equitable Life Assurance Society of the United States and its subsidiaries ("Equitable Life") at December 31, 1996 and 1995, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1996, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Equitable Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

As discussed in Note 2 to the consolidated financial statements, Equitable Life changed its methods of accounting for long-duration participating life insurance contracts and long-lived assets in 1996, for loan impairments in 1995 and for postemployment benefits in 1994.


Price Waterhouse LLP
New York, New York
February 10, 1997
                                      F-1

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 1996 AND 1995

                                                                        1996                 1995
                                                                  -----------------    -----------------
                                                                              (IN MILLIONS)
ASSETS
Investments:
  Fixed maturities:
    Available for sale, at estimated fair value.................   $    18,077.0        $    15,899.9
  Mortgage loans on real estate.................................         3,133.0              3,638.3
  Equity real estate............................................         3,297.5              3,916.2
  Policy loans..................................................         2,196.1              1,976.4
  Investment in and loans to affiliates.........................           685.0                636.6
  Other equity investments......................................           597.3                621.1
  Other invested assets.........................................           288.7                706.1
                                                                  -----------------    -----------------
      Total investments.........................................        28,274.6             27,394.6
Cash and cash equivalents.......................................           538.8                774.7
Deferred policy acquisition costs...............................         3,104.9              3,075.8
Amounts due from discontinued GIC Segment.......................           996.2              2,097.1
Other assets....................................................         2,552.2              2,718.1
Closed Block assets.............................................         8,495.0              8,582.1
Separate Accounts assets........................................        29,646.1             24,566.6
                                                                  -----------------    -----------------
TOTAL ASSETS....................................................   $    73,607.8        $    69,209.0
                                                                  =================    =================

LIABILITIES
Policyholders' account balances.................................   $    21,865.6        $    21,911.2
Future policy benefits and other policyholders' liabilities.....         4,416.6              4,007.3
Short-term and long-term debt...................................         1,766.9              1,899.3
Other liabilities...............................................         2,785.1              3,380.7
Closed Block liabilities........................................         9,091.3              9,221.4
Separate Accounts liabilities...................................        29,598.3             24,531.0
                                                                  -----------------    -----------------
      Total liabilities.........................................        69,523.8             64,950.9
                                                                  -----------------    -----------------

Commitments and contingencies (Notes 10, 12, 13, 14 and 15)

SHAREHOLDER'S EQUITY
Common stock, $1.25 par value 2.0 million shares
  authorized, issued and outstanding............................             2.5                  2.5
Capital in excess of par value..................................         3,105.8              3,105.8
Retained earnings...............................................           798.7                788.4
Net unrealized investment gains.................................           189.9                396.5
Minimum pension liability.......................................           (12.9)               (35.1)
                                                                  -----------------    -----------------
      Total shareholder's equity................................         4,084.0              4,258.1
                                                                  -----------------    -----------------

TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY......................   $    73,607.8        $    69,209.0
                                                                  =================    =================

                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                       CONSOLIDATED STATEMENTS OF EARNINGS
                  YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                                                                1996               1995               1994
                                                          -----------------  -----------------  -----------------
                                                                              (IN MILLIONS)
REVENUES
Universal life and investment-type product policy fee
  income................................................   $      874.0       $       788.2      $       715.0
Premiums................................................          597.6               606.8              625.6
Net investment income...................................        2,175.9             2,088.2            1,998.6
Investment (losses) gains, net..........................           (9.8)                5.3               91.8
Commissions, fees and other income......................        1,081.8               897.1              847.4
Contribution from the Closed Block......................          125.0               143.2              137.0
                                                          -----------------  -----------------  -----------------

      Total revenues....................................        4,844.5             4,528.8            4,415.4
                                                          -----------------  -----------------  -----------------

BENEFITS AND OTHER DEDUCTIONS
Interest credited to policyholders' account balances....        1,270.2             1,248.3            1,201.3
Policyholders' benefits.................................        1,317.7             1,008.6              914.9
Other operating costs and expenses......................        2,048.0             1,775.8            1,857.7
                                                          -----------------  -----------------  -----------------

      Total benefits and other deductions...............        4,635.9             4,032.7            3,973.9
                                                          -----------------  -----------------  -----------------

Earnings from continuing operations before Federal
  income taxes, minority interest and cumulative
  effect of accounting change...........................          208.6               496.1              441.5
Federal income taxes....................................            9.7               120.5              100.2
Minority interest in net income of consolidated
  subsidiaries..........................................           81.7                62.8               50.4
                                                          -----------------  -----------------  -----------------
Earnings from continuing operations before
  cumulative effect of accounting change................          117.2               312.8              290.9
Discontinued operations, net of Federal income taxes....          (83.8)                -                  -
Cumulative effect of accounting change, net of Federal
  income taxes..........................................          (23.1)                -                (27.1)
                                                          -----------------  -----------------  -----------------

Net Earnings............................................   $       10.3       $       312.8      $       263.8
                                                          =================  =================  =================


                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                 CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY
                  YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                                                                      1996               1995               1994
                                                                -----------------  -----------------  -----------------
                                                                                    (IN MILLIONS)

Common stock, at par value, beginning and end of year.........   $        2.5       $         2.5      $         2.5
                                                                -----------------  -----------------  -----------------

Capital in excess of par value, beginning of year as
  previously reported.........................................        2,913.6             2,913.6            2,613.6
Cumulative effect on prior years of retroactive restatement
  for accounting change.......................................          192.2               192.2              192.2
                                                                -----------------  -----------------  -----------------
Capital in excess of par value, beginning of year as restated.        3,105.8             3,105.8            2,805.8
Additional capital in excess of par value.....................            -                   -                300.0
                                                                -----------------  -----------------  -----------------
Capital in excess of par value, end of year...................        3,105.8             3,105.8            3,105.8
                                                                -----------------  -----------------  -----------------

Retained earnings, beginning of year as previously reported...          781.6               484.0              217.6
Cumulative effect on prior years of retroactive restatement
  for accounting change.......................................            6.8                (8.4)              (5.8)
                                                                -----------------  -----------------  -----------------
Retained earnings, beginning of year as restated..............          788.4               475.6              211.8
Net earnings..................................................           10.3               312.8              263.8
                                                                -----------------  -----------------  -----------------
Retained earnings, end of year................................          798.7               788.4              475.6
                                                                -----------------  -----------------  -----------------

Net unrealized investment gains (losses), beginning of year
  as previously reported......................................          338.2              (203.0)             131.9
Cumulative effect on prior years of retroactive restatement
  for accounting change.......................................           58.3               (17.5)              12.7
                                                                -----------------  -----------------  -----------------
Net unrealized investment gains (losses), beginning of
  year as restated............................................          396.5              (220.5)             144.6
Change in unrealized investment (losses) gains................         (206.6)              617.0             (365.1)
                                                                -----------------  -----------------  -----------------
Net unrealized investment gains (losses), end of year.........          189.9               396.5             (220.5)
                                                                -----------------  -----------------  -----------------

Minimum pension liability, beginning of year..................          (35.1)               (2.7)             (15.0)
Change in minimum pension liability...........................           22.2               (32.4)              12.3
                                                                -----------------  -----------------  -----------------
Minimum pension liability, end of year........................          (12.9)              (35.1)              (2.7)
                                                                -----------------  -----------------  -----------------

TOTAL SHAREHOLDER'S EQUITY, END OF YEAR.......................   $    4,084.0       $     4,258.1      $     3,360.7
                                                                =================  =================  =================


                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                                                                      1996               1995               1994
                                                                -----------------  -----------------  -----------------
                                                                                    (IN MILLIONS)

Net earnings..................................................   $       10.3       $       312.8      $       263.8
Adjustments to reconcile net earnings to net cash
  provided by operating activities:
  Interest credited to policyholders' account balances........        1,270.2             1,248.3            1,201.3
  Universal life and investment-type policy fee income........         (874.0)             (788.2)            (715.0)
  Investment losses (gains)...................................            9.8                (5.3)             (91.8)
  Change in Federal income taxes payable......................         (197.1)              221.6               38.3
  Other, net..................................................          364.4               127.3              (19.4)
                                                                -----------------  -----------------  -----------------

Net cash provided by operating activities.....................          583.6             1,116.5              677.2
                                                                -----------------  -----------------  -----------------

Cash flows from investing activities:
  Maturities and repayments...................................        2,275.1             1,897.4            2,323.8
  Sales.......................................................        8,964.3             8,867.1            5,816.6
  Return of capital from joint ventures and limited
    partnerships..............................................           78.4                65.2               39.0
  Purchases...................................................      (12,559.6)          (11,675.5)          (7,564.7)
  Decrease (increase) in loans to discontinued GIC Segment....        1,017.0             1,226.9              (40.0)
  Other, net..................................................           56.7              (624.7)            (478.1)
                                                                -----------------  -----------------  -----------------

Net cash (used) provided by investing activities..............         (168.1)             (243.6)              96.6
                                                                -----------------  -----------------  -----------------

Cash flows from financing activities:
  Policyholders' account balances:
    Deposits..................................................        1,925.4             2,586.5            2,082.5
    Withdrawals...............................................       (2,385.2)           (2,657.1)          (2,864.4)
  Net decrease in short-term financings.......................            (.3)              (16.4)            (173.0)
  Additions to long-term debt.................................            -                 599.7               51.8
  Repayments of long-term debt................................         (124.8)              (40.7)            (199.8)
  Proceeds from issuance of Alliance units....................            -                   -                100.0
  Payment of obligation to fund accumulated deficit of
    discontinued GIC Segment..................................            -              (1,215.4)               -
  Capital contribution from the Holding Company...............            -                   -                300.0
  Other, net..................................................          (66.5)              (48.4)              26.5
                                                                -----------------  -----------------  -----------------

Net cash (used) by financing activities.......................         (651.4)             (791.8)            (676.4)
                                                                -----------------  -----------------  -----------------

Change in cash and cash equivalents...........................         (235.9)               81.1               97.4
Cash and cash equivalents, beginning of year..................          774.7               693.6              596.2
                                                                -----------------  -----------------  -----------------

Cash and Cash Equivalents, End of Year........................   $      538.8       $       774.7      $       693.6
                                                                =================  =================  =================

Supplemental cash flow information
  Interest Paid...............................................   $      109.9       $        89.6      $        34.9
                                                                =================  =================  =================
  Income Taxes (Refunded) Paid................................   $      (10.0)      $       (82.7)     $        49.2
                                                                =================  =================  =================


                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


 1)     ORGANIZATION

        The Equitable Life Assurance Society of the United States ("Equitable Life") converted to a stock life insurance company on July 22, 1992 and became a wholly owned subsidiary of The Equitable Companies Incorporated (the "Holding Company"). Equitable Life's insurance business is conducted principally by Equitable Life and its wholly owned life insurance subsidiary, Equitable Variable Life Insurance Company ("EVLICO"). Effective January 1, 1997, EVLICO was merged into Equitable Life, which will continue to conduct the Company's insurance business. Equitable Life's investment management business, which comprises the Investment Services segment, is conducted principally by Alliance Capital Management L.P. ("Alliance"), Equitable Real Estate Investment Management, Inc. ("EREIM") and Donaldson, Lufkin & Jenrette, Inc. ("DLJ"), an investment banking and brokerage affiliate. AXA-UAP ("AXA"), a French holding company for an international group of insurance and related financial services companies, is the Holding Company's largest shareholder, owning approximately 60.8% at December 31, 1996 (63.6% assuming conversion of Series E Convertible Preferred Stock held by AXA and 54.4% if all securities convertible into, and options on, common stock were to be converted or exercised).

 2)     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        Basis of Presentation and Principles of Consolidation
        -----------------------------------------------------

        The accompanying consolidated financial statements are prepared in conformity with generally accepted accounting principles ("GAAP").

        The accompanying consolidated financial statements include the accounts of Equitable Life and its wholly owned life insurance subsidiaries (collectively, the "Insurance Group"); non-insurance subsidiaries, principally Alliance, an investment advisory subsidiary, and EREIM, a real estate investment management subsidiary; and those partnerships and joint ventures in which Equitable Life or its subsidiaries has control and a majority economic interest (collectively, including its consolidated subsidiaries, the "Company"). The Company's investment in DLJ is reported on the equity basis of accounting. Closed Block assets and liabilities and results of operations are presented in the consolidated financial statements as single line items (see Note 6). Unless specifically stated, all disclosures contained herein supporting the consolidated financial statements exclude the Closed Block related amounts.

        The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

        All significant intercompany transactions and balances have been eliminated in consolidation other than intercompany transactions and balances with the Closed Block and the discontinued Guaranteed Interest Contract ("GIC") Segment (see Note 7).

        The years "1996," "1995" and "1994" refer to the years ended December 31, 1996, 1995 and 1994, respectively.

        Certain reclassifications have been made in the amounts presented for prior periods to conform these periods with the 1996 presentation.

        Closed Block
        ------------

        As of July 22, 1992, Equitable Life established the Closed Block for the benefit of certain classes of individual participating policies for which Equitable Life had a dividend scale payable in 1991 and which were in force on that date. Assets were allocated to the Closed Block in an amount which, together with anticipated revenues from policies included in the Closed Block, was reasonably expected to be sufficient to support such business, including provision for payment of claims, certain expenses and taxes, and for continuation of dividend scales payable in 1991, assuming the experience underlying such scales continues.

        Assets allocated to the Closed Block inure solely to the benefit of the holders of policies included in the Closed Block and will not revert to the benefit of the Holding Company. The plan of demutualization prohibits the reallocation, transfer, borrowing or lending of assets between the Closed Block and other portions of Equitable Life's General Account, any of its Separate Accounts or to any affiliate of Equitable Life without the approval of the New York Superintendent of Insurance (the "Superintendent"). Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account. The excess of Closed Block liabilities over Closed Block assets represents the expected future post-tax contribution from the Closed Block which would be recognized in income over the period the policies and contracts in the Closed Block remain in force.

        Discontinued Operations
        -----------------------

        In 1991, the Company's management adopted a plan to discontinue the business operations of the GIC Segment, consisting of the Group Non-Participating Wind-Up Annuities ("Wind-Up Annuities") and Guaranteed Interest Contract ("GIC") lines of business. The Company established a pre-tax provision for the estimated future losses of the GIC line of business and a premium deficiency reserve for the Wind-Up Annuities. Subsequent losses incurred have been charged to the two loss provisions. Management reviews the adequacy of the allowance and reserve each quarter. During the fourth quarter 1996 review, management determined it was necessary to increase the allowance for expected future losses of the GIC Segment. Management believes the loss provisions for GIC contracts and Wind-Up Annuities at December 31, 1996 are adequate to provide for all future losses; however, the determination of loss provisions continues to involve numerous estimates and subjective judgments regarding the expected performance of discontinued operations investment assets. There can be no assurance the losses provided for will not differ from the losses ultimately realized (See Note 7).

        Accounting Changes
        ------------------

        In 1996, the Company changed its method of accounting for long-duration participating life insurance contracts, primarily within the Closed Block, in accordance with the provisions prescribed by Statement of Financial Accounting Standards ("SFAS") No. 120, "Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long-Duration Participating Contracts". The effect of this change, including the impact on the Closed Block, was to increase earnings from continuing operations before cumulative effect of accounting change by $19.2 million, net of Federal income taxes of $10.3 million for 1996. The financial statements for 1995 and 1994 have been retroactively restated for the change which resulted in an increase (decrease) in earnings before cumulative effect of accounting change of $15.2 million, net of Federal income taxes of $8.2 million, and $(2.6) million, net of Federal income tax benefit of $1.0 million, respectively. Shareholder's equity increased $199.1 million as of January 1, 1994 for the effect of retroactive application of the new method. (See "Deferred Policy Acquisition Costs," "Policyholders' Account Balances and Future Policy Benefits" and Note 6.)

        The Company implemented SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of," as of January 1, 1996. The statement requires long-lived assets and certain identifiable intangibles be reviewed for impairment whenever events or changes in circumstances indicate the carrying value of such assets may not be recoverable. Effective with SFAS No. 121's adoption, impaired real estate is written down to fair value with the impairment loss being included in investment gains (losses), net. Before implementing SFAS No. 121, valuation allowances on real estate held for the production of income were computed using the forecasted cash flows of the respective properties discounted at a rate equal to the Company's cost of funds. The adoption of the statement resulted in the release of valuation allowances of $152.4 million and recognition of impairment losses of $144.0 million on real estate held and used. Real estate which management has committed to disposing of by sale or abandonment is classified as real estate to be disposed of. Valuation allowances on real estate to be disposed of continue to be computed using the lower of estimated fair value or depreciated cost, net of disposition costs. Implementation of the SFAS No. 121 impairment requirements relative to other assets to be disposed of resulted in a charge for the cumulative effect of an accounting change of $23.1 million, net of a Federal income tax benefit of $12.4 million, due to the writedown to fair value of building improvements relating to facilities being vacated beginning in 1996.

        In the first quarter of 1995, the Company adopted SFAS No. 114, "Accounting by Creditors for Impairment of a Loan". This statement applies to all loans, including loans restructured in a troubled debt restructuring involving a modification of terms. This statement addresses the accounting for impairment of a loan by specifying how allowances for credit losses should be determined. Impaired loans within the scope of this statement are measured based on the present value of expected future cash flows discounted at the loan's effective interest rate, at the loan's observable market price or the fair value of the collateral if the loan is collateral dependent. The Company provides for impairment of loans through an allowance for possible losses. The adoption of this statement did not have a material effect on the level of these allowances or on the Company's consolidated statements of earnings and shareholder's equity.

        Beginning coincident with issuance of SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities," implementation guidance in November 1995, the Financial Accounting Standards Board ("FASB") permitted companies a one-time opportunity, through December 31, 1995, to reassess the appropriateness of the classification of all securities held at that time. On December 1, 1995, the Company transferred $4,794.9 million of securities classified as held to maturity to the available for sale portfolio. As a result, consolidated shareholder's equity increased by $149.4 million, net of deferred policy acquisition costs ("DAC"), amounts attributable to participating group annuity contracts and deferred Federal income taxes.

        In the fourth quarter of 1994 (effective as of January 1, 1994), the Company adopted SFAS No. 112, "Employers' Accounting for Postemployment Benefits," which required employers to recognize the obligation to provide postemployment benefits. Implementation of this statement resulted in a charge for the cumulative effect of accounting change of $27.1 million, net of a Federal income tax benefit of $14.6 million.

        New Accounting Pronouncements
        -----------------------------

        The FASB issued SFAS No. 123, "Accounting for Stock-Based Compensation," which permits entities to recognize as expense over the vesting period the fair value of all stock-based awards on the date of grant or, alternatively, to continue to apply the provisions of Accounting Principles Board ("APB") Opinion No. 25, "Accounting for Stock Issued to Employees," and related interpretations. Companies which elect to continue to apply APB Opinion No. 25 must provide pro forma net income disclosures for employee stock option grants made in 1995 and future years as if the fair-value-based method defined in SFAS No. 123 had been applied. The Company accounts for stock option plans sponsored by the Holding Company, DLJ and Alliance in accordance with the provisions of APB Opinion No. 25 (see Note 21).

        In June 1996, the FASB issued SFAS No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities". SFAS No. 125 specifies the accounting and reporting requirements for transfers of financial assets, the recognition and measurement of servicing assets and liabilities and extinguishments of liabilities. SFAS No. 125 is effective for transactions occurring after December 31, 1996 and is to be applied prospectively. In December 1996, the FASB issued SFAS No. 127, "Deferral of the Effective Date of Certain Provisions of FASB Statement No. 125," which defers for one year the effective date of provisions relating to secured borrowings and collateral and transfers of financial assets that are part of repurchase agreements, dollar-roll, securities lending and similar transactions. Management has not yet determined the effect of implementing SFAS No. 125.

        Valuation of Investments
        ------------------------

        Fixed maturities identified as available for sale are reported at estimated fair value. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary.

        Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. Effective with the adoption of SFAS No. 114 on January 1, 1995, the valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or the collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the measurement method used is collateral value. Prior to the adoption of SFAS No. 114, the valuation allowances were based on losses expected by management to be realized on transfers of mortgage loans to real estate (upon foreclosure or in-substance foreclosure), on the disposition or settlement of mortgage loans and on mortgage loans management believed may not be collectible in full. In establishing valuation allowances, management previously considered, among other things the estimated fair value of the underlying collateral.

        Real estate, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at estimated fair value. Impaired real estate is written down to fair value with the impairment loss being included in investment gains (losses) net. Valuation allowances on real estate available for sale are computed using the lower of current estimated fair value or depreciated cost, net of disposition costs. Prior to the adoption of SFAS No. 121, valuation allowances on real estate held for the production of income were computed using the forecasted cash flows of the respective properties discounted at a rate equal to the Company's cost of funds.

        Policy loans are stated at unpaid principal balances.

        Partnerships and joint venture interests in which the Company does not have control and a majority economic interest are reported on the equity basis of accounting and are included either with equity real estate or other equity investments, as appropriate.

        Common stocks are carried at estimated fair value and are included in other equity investments.

        Short-term investments are stated at amortized cost which approximates fair value and are included with other invested assets.

        Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

        All securities are recorded in the consolidated financial statements on a trade date basis.

        Investment Results and Unrealized Investment Gains (Losses)
        -----------------------------------------------------------

        Net investment income and realized investment gains and losses (collectively, "investment results") related to certain participating group annuity contracts which are passed through to the contractholders are reflected as interest credited to policyholders' account balances.

        Realized investment gains and losses are determined by specific identification and are presented as a component of revenue. Valuation allowances are netted against the asset categories to which they apply and changes in the valuation allowances are included in investment gains or losses.

        Unrealized investment gains and losses on fixed maturities available for sale and equity securities held by the Company are accounted for as a separate component of shareholder's equity, net of related deferred Federal income taxes, amounts attributable to the discontinued GIC Segment, participating group annuity contracts, and DAC related to universal life and investment-type products and participating traditional life contracts.

        Recognition of Insurance Income and Related Expenses
        ----------------------------------------------------

        Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

        Premiums from participating and non-participating traditional life and annuity policies with life contingencies generally are recognized as income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

        For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as income when due with any excess profit deferred and recognized in income in a constant relationship to insurance in force or, for annuities, the amount of expected future benefit payments.

        Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

        Deferred Policy Acquisition Costs
        ---------------------------------

        The costs of acquiring new business, principally commissions, underwriting, agency and policy issue expenses, all of which vary with and are primarily related to the production of new business, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

        For universal life products and investment-type products, DAC is amortized over the expected total life of the contract group (periods ranging from 15 to 35 years and 5 to 17 years, respectively) as a constant percentage of estimated gross profits arising principally from investment results, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. The effect on the amortization of DAC of revisions to estimated gross profits is reflected in earnings in the period such estimated gross profits are revised. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to unrealized gains (losses) in consolidated shareholder's equity as of the balance sheet date.

        For participating traditional life policies (substantially all of which are in the Closed Block), DAC is amortized over the expected total life of the contract group (40 years) as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. At December 31, 1996, the expected investment yield ranged from 7.30% grading to 7.68% over 13 years. Estimated gross margin includes anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. Deviations of actual results from estimated experience are reflected in earnings in the period such deviations occur. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to unrealized gains (losses) in consolidated shareholder's equity as of the balance sheet date.

        For non-participating traditional life and annuity policies with life contingencies, DAC is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy.

        For individual health benefit insurance, DAC is amortized over the expected average life of the contracts (10 years for major medical policies and 20 years for disability income ("DI") products) in proportion to anticipated premium revenue at time of issue. In the fourth quarter of 1996, the DAC related to DI contracts issued prior to July 1993 was written off.

        Policyholders' Account Balances and Future Policy Benefits
        ----------------------------------------------------------

        Policyholders' account balances for universal life and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

        For participating traditional life policies, future policy benefit liabilities are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to gross margins over the life of the contract.

        For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Insurance Group's experience which, together with interest and expense assumptions, include a margin for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC is written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.25% to 11.5% for life insurance liabilities and from 2.25% to 13.5% for annuity liabilities.

        During the fourth quarter of 1996, a loss recognition study on participating group annuity contracts and conversion annuities ("Pension Par") was completed which included management's revised estimate of assumptions, including expected mortality and future investment returns. The study's results prompted management to establish a premium deficiency reserve which decreased earnings from continuing operations and net earnings by $47.5 million ($73.0 million pre-tax).

        Individual health benefit liabilities for active lives are estimated using the net level premium method, and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest.

        During the fourth quarter of 1996, the Company completed a loss recognition study of the DI business which incorporated management's revised estimates of future experience with regard to morbidity, investment returns, claims and administration expenses and other factors. The study indicated DAC was not recoverable and the reserves were not sufficient. Earnings from continuing operations and net earnings decreased by $208.0 million ($320.0 million pre-tax) as a result of strengthening DI reserves by $175.0 million and writing off unamortized DAC of $145.0 million. The determination of DI reserves requires making assumptions and estimates relating to a variety of factors, including morbidity and interest rates, claims experience and lapse rates based on then known facts and circumstances. Such factors as claim incidence and termination rates can be affected by changes in the economic, legal and regulatory environments and work ethic. While management believes its DI reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

        Claim reserves and associated liabilities for individual disability income and major medical policies were $711.8 million and $639.6 million at December 31, 1996 and 1995, respectively (excluding $175.0 million of reserve strengthening in 1996). Incurred benefits (benefits paid plus changes in claim reserves) and benefits paid for individual DI and major medical policies (excluding $175.0 million of reserve strengthening in 1996) are summarized as follows:

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Incurred benefits related to current year..........  $       189.0       $      176.0       $      188.6
        Incurred benefits related to prior years...........           69.1               67.8               28.7
                                                            -----------------   ----------------   -----------------
        Total Incurred Benefits............................  $       258.1       $      243.8       $      217.3
                                                            =================   ================   =================
        Benefits paid related to current year..............  $        32.6       $       37.0       $       43.7
        Benefits paid related to prior years...............          153.3              137.8              132.3
                                                            -----------------   ----------------   -----------------
        Total Benefits Paid................................  $       185.9       $      174.8       $      176.0
                                                            =================   ================   =================

        Policyholders' Dividends
        ------------------------

        The amount of policyholders' dividends to be paid (including those on policies included in the Closed Block) is determined annually by Equitable Life's Board of Directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by Equitable Life.

        Equitable Life is subject to limitations on the amount of statutory profits which can be retained with respect to certain classes of individual participating policies that were in force on July 22, 1992 which are not included in the Closed Block and with respect to participating policies issued subsequent to July 22, 1992. Excess statutory profits, if any, will be distributed over time to such policyholders and will not be available to Equitable Life's shareholder. Earnings in excess of limitations, if any, would be accrued as policyholders' dividends.

        At December 31, 1996, participating policies, including those in the Closed Block, represent approximately 24.2% ($52.3 billion) of directly written life insurance in force, net of amounts ceded.

        Federal Income Taxes
        --------------------

        The Company files a consolidated Federal income tax return with the Holding Company and its non-life insurance subsidiaries. Current Federal income taxes were charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities were recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

        Separate Accounts
        -----------------

        Separate Accounts are established in conformity with the New York State Insurance Law and generally are not chargeable with liabilities that arise from any other business of the Insurance Group. Separate Accounts assets are subject to General Account claims only to the extent the value of such assets exceeds the Separate Accounts liabilities.

        Assets and liabilities of the Separate Accounts, representing net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders, and for which the Insurance Group does not bear the investment risk, are shown as separate captions in the consolidated balance sheets. The Insurance Group bears the investment risk on assets held in one Separate Account, therefore, such assets are carried on the same basis as similar assets held in the General Account portfolio. Assets held in the other Separate Accounts are carried at quoted market values or, where quoted values are not available, at estimated fair values as determined by the Insurance Group.

        The investment results of Separate Accounts on which the Insurance Group does not bear the investment risk are reflected directly in Separate Accounts liabilities. For 1996, 1995 and 1994, investment results of such Separate Accounts were $2,970.6 million, $1,963.2 million and $665.2 million, respectively.

        Deposits to Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all Separate Accounts are included in revenues.

 3)     INVESTMENTS

        The following tables provide additional information relating to fixed maturities and equity securities:

                                                                        GROSS               GROSS
                                                   AMORTIZED          UNREALIZED         UNREALIZED         ESTIMATED
                                                      COST              GAINS              LOSSES           FAIR VALUE
                                                -----------------  -----------------   ----------------   ---------------
                                                                             (IN MILLIONS)
        DECEMBER 31, 1996
        -----------------
        Fixed Maturities:
          Available for Sale:
            Corporate..........................  $    13,645.2      $       451.5       $      121.0       $   13,975.7
            Mortgage-backed....................        2,015.9               11.2               20.3            2,006.8
            U.S. Treasury securities and
              U.S. government and
              agency securities................        1,539.4               39.2               19.3            1,559.3
            States and political subdivisions..           77.0                4.5                -                 81.5
            Foreign governments................          302.6               18.0                2.2              318.4
            Redeemable preferred stock.........          139.1                3.3                7.1              135.3
                                                -----------------  -----------------   ----------------   ---------------
        Total Available for Sale...............  $    17,719.2      $       527.7       $      169.9       $   18,077.0
                                                =================  =================   ================   ===============
        Equity Securities:
          Common stock.........................  $        98.7      $        49.3       $       17.7       $      130.3
                                                =================  =================   ================   ===============

        December 31, 1995
        -----------------
        Fixed Maturities:
          Available for Sale:
            Corporate..........................  $    10,910.7      $       617.6       $      118.1       $   11,410.2
            Mortgage-backed....................        1,838.0               31.2                1.2            1,868.0
            U.S. Treasury securities and
              U.S. government and
              agency securities................        2,257.0               77.8                4.1            2,330.7
            States and political subdivisions..           45.7                5.2                -                 50.9
            Foreign governments................          124.5               11.0                 .2              135.3
            Redeemable preferred stock.........          108.1                5.3                8.6              104.8
                                                -----------------  -----------------   ----------------   ---------------
        Total Available for Sale...............  $    15,284.0      $       748.1       $      132.2       $   15,899.9
                                                =================  =================   ================   ===============
        Equity Securities:
          Common stock.........................  $        97.3      $        49.1       $       18.0       $      128.4
                                                =================  =================   ================   ===============

        For publicly traded fixed maturities and equity securities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable market value, the Company has determined an estimated fair value using a discounted cash flow approach, including provisions for credit risk, generally based upon the assumption such securities will be held to maturity. Estimated fair value for equity securities, substantially all of which do not have a readily ascertainable market value, has been determined by the Company. Such estimated fair values do not necessarily represent the values for which these securities could have been sold at the dates of the consolidated balance sheets. At December 31, 1996 and 1995, securities without a readily ascertainable market value having an amortized cost of $3,915.7 million and $3,748.9 million, respectively, had estimated fair values of $4,024.6 million and $3,981.8 million, respectively.

        The contractual maturity of bonds at December 31, 1996 is shown below:

                                                   AVAILABLE FOR SALE
                                           ------------------------------------
                                              AMORTIZED          ESTIMATED
                                                COST             FAIR VALUE
                                           ----------------   -----------------
                                                      (IN MILLIONS)

        Due in one year or less...........  $      539.6       $      542.5
        Due in years two through five.....       2,776.2            2,804.0
        Due in years six through ten......       6,044.7            6,158.1
        Due after ten years...............       6,203.7            6,430.3
        Mortgage-backed securities........       2,015.9            2,006.8
                                           ----------------   -----------------
        Total.............................  $   17,580.1       $   17,941.7
                                           ================   =================

        Bonds not due at a single maturity date have been included in the above table in the year of final maturity. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

        The Insurance Group's fixed maturity investment portfolio includes corporate high yield securities consisting of public high yield bonds, redeemable preferred stocks and directly negotiated debt in leveraged buyout transactions. The Insurance Group seeks to minimize the higher than normal credit risks associated with such securities by monitoring the total investments in any single issuer or total investment in a particular industry group. Certain of these corporate high yield securities are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa or National Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 1996, approximately 14.20% of the $17,563.7 million aggregate amortized cost of bonds held by the Insurance Group were considered to be other than investment grade.

        In addition to its holdings of corporate high yield securities, the Insurance Group is an equity investor in limited partnership interests which primarily invest in securities considered to be other than investment grade.

        The Company has restructured or modified the terms of certain fixed maturity investments. The fixed maturity portfolio includes amortized costs of $5.5 million and $15.9 million at December 31, 1996 and 1995, respectively, of such restructured securities. These amounts include fixed maturities which are in default as to principal and/or interest payments, are to be restructured pursuant to commenced negotiations or where the borrowers went into bankruptcy subsequent to acquisition (collectively, "problem fixed maturities") of $2.2 million and $1.6 million as of December 31, 1996 and 1995, respectively. Gross interest income that would have been recorded in accordance with the original terms of restructured fixed maturities amounted to $1.4 million, $3.0 million and $7.5 million in 1996, 1995 and 1994, respectively. Gross interest income on these fixed maturities included in net investment income aggregated $1.3 million, $2.9 million and $6.8 million in 1996, 1995 and 1994, respectively.

        Investment valuation allowances and changes thereto are shown below:

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Balances, beginning of year........................  $       325.3       $      284.9       $      355.6
        SFAS No. 121 release...............................         (152.4)               -                  -
        Additions charged to income........................          125.0              136.0               51.0
        Deductions for writedowns and
          asset dispositions...............................         (160.8)             (95.6)            (121.7)
                                                            -----------------   ----------------   -----------------
        Balances, End of Year..............................  $       137.1       $      325.3       $      284.9
                                                            =================   ================   =================
        Balances, end of year comprise:
          Mortgage loans on real estate....................  $        50.4       $       65.5       $       64.2
          Equity real estate...............................           86.7              259.8              220.7
                                                            -----------------   ----------------   -----------------
        Total..............................................  $       137.1       $      325.3       $      284.9
                                                            =================   ================   =================

        At December 31, 1996, the carrying values of investments held for the production of income which were non-income producing for the twelve months preceding the consolidated balance sheet date were $25.0 million of fixed maturities and $2.6 million of mortgage loans on real estate.

        At December 31, 1996 and 1995, mortgage loans on real estate with scheduled payments 60 days (90 days for agricultural mortgages) or more past due or in foreclosure (collectively, "problem mortgage loans on real estate") had an amortized cost of $12.4 million (0.4% of total mortgage loans on real estate) and $87.7 million (2.4% of total mortgage loans on real estate), respectively.

        The payment terms of mortgage loans on real estate may from time to time be restructured or modified. The investment in restructured mortgage loans on real estate, based on amortized cost, amounted to $388.3 million and $531.5 million at December 31, 1996 and 1995, respectively. These amounts include $1.0 million and $3.8 million of problem mortgage loans on real estate at December 31, 1996 and 1995, respectively. Gross interest income on restructured mortgage loans on real estate that would have been recorded in accordance with the original terms of such loans amounted to $35.5 million, $52.1 million and $44.9 million in 1996, 1995 and 1994, respectively. Gross interest income on these loans included in net investment income aggregated $28.2 million, $37.4 million and $32.8 million in 1996, 1995 and 1994, respectively.

        Impaired mortgage loans (as defined under SFAS No. 114) along with the related provision for losses were as follows:

                                                                                         DECEMBER 31,
                                                                            ----------------------------------------
                                                                                   1996                 1995
                                                                            -------------------  -------------------
                                                                                         (IN MILLIONS)

        Impaired mortgage loans with provision for losses..................  $        340.0       $        310.1
        Impaired mortgage loans with no provision for losses...............           122.3                160.8
                                                                            -------------------  -------------------
        Recorded investment in impaired mortgage loans.....................           462.3                470.9
        Provision for losses...............................................            46.4                 62.7
                                                                            -------------------  -------------------
        Net Impaired Mortgage Loans........................................  $        415.9       $        408.2
                                                                            ===================  ===================

        Impaired mortgage loans with no provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

        During 1996 and 1995, respectively, the Company's average recorded investment in impaired mortgage loans was $552.1 million and $429.0 million. Interest income recognized on these impaired mortgage loans totaled $38.8 million and $27.9 million for 1996 and 1995, respectively, including $17.9 million and $13.4 million recognized on a cash basis.

        The Insurance Group's investment in equity real estate is through direct ownership and through investments in real estate joint ventures. At December 31, 1996 and 1995, the carrying value of equity real estate available for sale amounted to $345.6 million and $255.5 million, respectively. For 1996, 1995 and 1994, respectively, real estate of $58.7 million, $35.3 million and $189.8 million was acquired in satisfaction of debt. At December 31, 1996 and 1995, the Company owned $771.7 million and $862.7 million, respectively, of real estate acquired in satisfaction of debt.

        Depreciation of real estate is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years. Accumulated depreciation on real estate was $587.5 million and $662.4 million at December 31, 1996 and 1995, respectively. Depreciation expense on real estate totaled $91.8 million, $121.7 million and $117.0 million for 1996, 1995 and 1994, respectively. As a result of the implementation of SFAS No. 121, during 1996 no depreciation expense has been recorded on real estate available for sale.

 4)     JOINT VENTURES AND PARTNERSHIPS

        Summarized combined financial information of real estate joint ventures (34 and 38 individual ventures as of December 31, 1996 and 1995, respectively) and of limited partnership interests accounted for under the equity method, in which the Company has an investment of $10.0 million or greater and an equity interest of 10% or greater is as follows:

                                                                                           DECEMBER 31,
                                                                                ------------------------------------
                                                                                     1996                1995
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)
        FINANCIAL POSITION
        Investments in real estate, at depreciated cost........................  $    1,883.7       $    2,684.1
        Investments in securities, generally at estimated fair value...........       2,430.6            2,459.8
        Cash and cash equivalents..............................................          98.0              489.1
        Other assets...........................................................         427.0              270.8
                                                                                ----------------   -----------------
        Total assets...........................................................       4,839.3            5,903.8
                                                                                ----------------   -----------------
        Borrowed funds - third party...........................................       1,574.3            1,782.3
        Borrowed funds - the Company...........................................         137.9              220.5
        Other liabilities......................................................         415.8              593.9
                                                                                ----------------   -----------------
        Total liabilities......................................................       2,128.0            2,596.7
                                                                                ----------------   -----------------

        Partners' Capital......................................................  $    2,711.3       $    3,307.1
                                                                                ================   =================

        Equity in partners' capital included above.............................  $      806.8       $      902.2
        Equity in limited partnership interests not included above.............         201.8              212.8
        Other..................................................................           9.8                8.9
                                                                                ----------------   -----------------
        Carrying Value.........................................................  $    1,018.4       $    1,123.9
                                                                                ================   =================

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        STATEMENTS OF EARNINGS
        Revenues of real estate joint ventures.............  $       348.9       $      463.5       $      537.7
        Revenues of other limited partnership interests....          386.1              242.3              103.4
        Interest expense - third party.....................         (111.0)            (135.3)            (114.9)
        Interest expense - the Company.....................          (30.0)             (41.0)             (36.9)
        Other expenses.....................................         (282.5)            (397.7)            (430.9)
                                                            -----------------   ----------------   -----------------
        Net Earnings.......................................  $       311.5       $      131.8       $       58.4
                                                            =================   ================   =================
        Equity in net earnings included above..............  $        73.9       $       49.1       $       18.9
        Equity in net earnings of limited partnerships
          interests not included above.....................           35.8               44.8               25.3
        Other..............................................             .9                1.0                1.8
                                                            -----------------   ----------------   -----------------
        Total Equity in Net Earnings.......................  $       110.6       $       94.9       $       46.0
                                                            =================   ================   =================

 5)     NET INVESTMENT INCOME AND INVESTMENT GAINS (LOSSES)

        The sources of net investment income are summarized as follows:

                                                   1996               1995                1994
                                             -----------------   ----------------   -----------------
                                                                  (IN MILLIONS)

        Fixed maturities....................  $     1,307.4       $    1,151.1       $    1,036.5
        Mortgage loans on real estate.......          303.0              329.0              385.7
        Equity real estate..................          442.4              560.4              561.8
        Other equity investments............           94.3               76.9               36.1
        Policy loans........................          160.3              144.4              122.7
        Other investment income.............          217.4              273.0              322.4
                                             -----------------   ----------------   -----------------

          Gross investment income...........        2,524.8            2,534.8            2,465.2
                                             -----------------   ----------------   -----------------

          Investment expenses...............          348.9              446.6              466.6
                                             -----------------   ----------------   -----------------

        Net Investment Income...............  $     2,175.9       $    2,088.2       $    1,998.6
                                             =================   ================   =================

        Investment gains (losses), net, including changes in the valuation allowances, are summarized as follows:

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Fixed maturities...................................  $        60.5       $      119.9       $      (14.3)
        Mortgage loans on real estate......................          (27.3)             (40.2)             (43.1)
        Equity real estate.................................          (79.7)             (86.6)              20.6
        Other equity investments...........................           18.9               12.8               75.9
        Issuance and sales of Alliance Units...............           20.6                -                 52.4
        Other..............................................           (2.8)               (.6)                .3
                                                            -----------------   ----------------   -----------------
        Investment (Losses) Gains, Net.....................  $        (9.8)      $        5.3       $       91.8
                                                            =================   ================   =================

        Writedowns of fixed maturities amounted to $29.9 million, $46.7 million and $30.8 million for 1996, 1995 and 1994, respectively, and writedowns of equity real estate subsequent to the adoption of SFAS No. 121 amounted to $23.7 million for the year ended December 31, 1996.

        For 1996, 1995 and 1994, respectively, proceeds received on sales of fixed maturities classified as available for sale amounted to $8,353.5 million, $8,206.0 million and $5,253.9 million. Gross gains of $154.2 million, $211.4 million and $65.2 million and gross losses of $92.7 million, $64.2 million and $50.8 million, respectively, were realized on these sales. The change in unrealized investment (losses) gains related to fixed maturities classified as available for sale for 1996, 1995 and 1994 amounted to $(258.0) million, $1,077.2 million and $(742.2) million, respectively.

        During each of 1995 and 1994, one security classified as held to maturity was sold. During the eleven months ended November 30, 1995 and the year ended December 31, 1994, respectively, twelve and six securities so classified were transferred to the available for sale portfolio. All actions were taken as a result of a significant deterioration in creditworthiness. The aggregate amortized costs of the securities sold were $1.0 million and $19.9 million with a related investment gain of $-0- million and $.8 million recognized in 1995 and 1994, respectively; the aggregate amortized cost of the securities transferred was $116.0 million and $42.8 million with gross unrealized investment losses of $3.2 million and $3.1 million charged to consolidated shareholder's equity for the eleven months ended November 30, 1995 and the year ended December 31,

        1994, respectively. On December 1, 1995, the Company transferred $4,794.9 million of securities classified as held to maturity to the available for sale portfolio. As a result, unrealized gains on fixed maturities increased $395.6 million, offset by DAC of $126.5 million, amounts attributable to participating group annuity contracts of $39.2 million and deferred Federal income taxes of $80.5 million.

        For 1996, 1995 and 1994, investment results passed through to certain participating group annuity contracts as interest credited to policyholders' account balances amounted to $136.7 million, $131.2 million and $175.8 million, respectively.

        In 1996, Alliance acquired the business of Cursitor-Eaton Asset Management Company and Cursitor Holdings Limited (collectively, "Cursitor") for approximately $159.0 million. The purchase price consisted of $94.3 million in cash, 1.8 million of Alliance's publicly traded units ("Alliance Units"), 6% notes aggregating $21.5 million payable ratably over four years, and substantial additional consideration which will be determined at a later date. The excess of the purchase price, including acquisition costs and minority interest, over the fair value of Cursitor's net assets acquired resulted in the recognition of intangible assets consisting of costs assigned to contracts acquired and goodwill of approximately $122.8 million and $38.3 million, respectively, which are being amortized over the estimated useful lives of 20 years. The Company recognized an investment gain of $20.6 million as a result of the issuance of Alliance Units in this transaction. At December 31, 1996, the Company's ownership of Alliance Units was approximately 57.3%.

        In 1994, Alliance sold 4.96 million newly issued Alliance Units to third parties at prevailing market prices. The Company continues to hold its 1% general partnership interest in Alliance. The Company recognized an investment gain of $52.4 million as a result of these transactions.

        Net unrealized investment gains (losses), included in the consolidated balance sheets as a component of equity and the changes for the corresponding years, are summarized as follows:

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Balance, beginning of year as restated.............  $       396.5       $     (220.5)      $      144.6
        Changes in unrealized investment (losses) gains....         (297.6)           1,198.9             (856.7)
        Changes in unrealized investment losses
          (gains) attributable to:
            Participating group annuity contracts..........            -                (78.1)              40.8
            DAC............................................           42.3             (216.8)             273.6
            Deferred Federal income taxes..................           48.7             (287.0)             177.2
                                                            -----------------   ----------------   -----------------
        Balance, End of Year...............................  $       189.9       $      396.5       $     (220.5)
                                                            =================   ================   =================
        Balance, end of year comprises:
          Unrealized investment gains (losses) on:
            Fixed maturities...............................  $       357.8       $      615.9       $     (461.3)
            Other equity investments.......................           31.6               31.1                7.7
            Other, principally Closed Block................           53.1               93.1               (5.1)
                                                            -----------------   ----------------   -----------------
              Total........................................          442.5              740.1             (458.7)
          Amounts of unrealized investment (gains)
            losses attributable to:
              Participating group annuity contracts........          (72.2)             (72.2)               5.9
              DAC..........................................          (52.0)             (94.3)             122.4
              Deferred Federal income taxes................         (128.4)            (177.1)             109.9
                                                            -----------------   ----------------   -----------------
        Total..............................................  $       189.9       $      396.5       $     (220.5)
                                                            =================   ================   =================

 6)     CLOSED BLOCK

        Summarized financial information of the Closed Block follows:

                                                                                     DECEMBER 31,
                                                                         --------------------------------------
                                                                               1996                 1995
                                                                         -----------------    -----------------
                                                                                     (IN MILLIONS)
        Assets
        Fixed Maturities:
          Available for sale, at estimated fair value (amortized cost,
            $3,820.7 and $3,662.8)......................................  $    3,889.5         $    3,896.2
        Mortgage loans on real estate...................................       1,380.7              1,368.8
        Policy loans....................................................       1,765.9              1,797.2
        Cash and other invested assets..................................         336.1                440.9
        DAC.............................................................         876.5                792.6
        Other assets....................................................         246.3                286.4
                                                                         -----------------    -----------------
        Total Assets....................................................  $    8,495.0         $    8,582.1
                                                                         =================    =================

        Liabilities
        Future policy benefits and policyholders' account balances......  $    8,999.7         $    8,923.5
        Other liabilities...............................................          91.6                297.9
                                                                         -----------------    -----------------
        Total Liabilities...............................................  $    9,091.3         $    9,221.4
                                                                         =================    =================

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Revenues
        Premiums and other revenue.........................  $       724.8       $      753.4       $      798.1
        Investment income (net of investment
          expenses of $27.3, $26.7 and $19.0)..............          546.6              538.9              523.0
        Investment losses, net.............................           (5.5)             (20.2)             (24.0)
                                                            -----------------   ----------------   -----------------
              Total revenues...............................        1,265.9            1,272.1            1,297.1
                                                            -----------------   ----------------   -----------------
        Benefits and Other Deductions
        Policyholders' benefits and dividends..............        1,106.3            1,077.6            1,121.6
        Other operating costs and expenses.................           34.6               51.3               38.5
                                                            -----------------   ----------------   -----------------
              Total benefits and other deductions..........        1,140.9            1,128.9            1,160.1
                                                            -----------------   ----------------   -----------------
        Contribution from the Closed Block.................  $       125.0       $      143.2       $      137.0
                                                            =================   ================   =================

        In the fourth quarter of 1996, the Company adopted SFAS No. 120, which prescribes the accounting for individual participating life insurance contracts, most of which are included in the Closed Block. The implementation of SFAS No. 120 resulted in an increase (decrease) in the contribution from the Closed Block of $27.5 million, $18.8 million and $(14.0) million in 1996, 1995 and 1994, respectively.

        The fixed maturity portfolio, based on amortized cost, includes $.4 million and $4.3 million at December 31, 1996 and 1995, respectively, of restructured securities which includes problem fixed maturities of $.3 million and $1.9 million, respectively.

        During the eleven months ended November 30, 1995, one security classified as held to maturity was sold and ten securities classified as held to maturity were transferred to the available for sale portfolio. All actions resulted from significant deterioration in creditworthiness. The amortized cost of the security sold was $4.2 million. The aggregate amortized cost of the securities transferred was $81.3 million with gross unrealized investment losses of $.1 million transferred to equity. At December 1, 1995, $1,750.7 million of securities classified as held to maturity were transferred to the available for sale portfolio. As a result, unrealized gains of $88.5 million on fixed maturities were recognized, offset by DAC amortization of $52.6 million.

        At December 31, 1996 and 1995, problem mortgage loans on real estate had an amortized cost of $4.3 million and $36.5 million, respectively, and mortgage loans on real estate for which the payment terms have been restructured had an amortized cost of $114.2 million and $137.7 million, respectively. At December 31, 1996 and 1995, the restructured mortgage loans on real estate amount included $.7 million and $8.8 million, respectively, of problem mortgage loans on real estate.

        Impaired mortgage loans (as defined under SFAS No. 114) along with the related provision for losses were as follows:

                                                                              DECEMBER 31,
                                                                   ------------------------------------
                                                                        1996                1995
                                                                   ----------------   -----------------
                                                                              (IN MILLIONS)

        Impaired mortgage loans with provision for losses.........  $       128.1      $       106.8
        Impaired mortgage loans with no provision for losses......             .6               10.1
                                                                   ----------------   -----------------
        Recorded investment in impaired mortgages.................          128.7              116.9
        Provision for losses......................................           12.9               17.9
                                                                   ----------------   -----------------
        Net Impaired Mortgage Loans...............................  $       115.8      $        99.0
                                                                   ================   =================

        During 1996 and 1995, respectively, the Closed Block's average recorded investment in impaired mortgage loans was $153.8 million and $146.9 million, respectively. Interest income recognized on these impaired mortgage loans totaled $10.9 million and $5.9 million for 1996 and 1995, respectively, including $4.7 million and $1.3 million recognized on a cash basis.

        Valuation allowances amounted to $13.8 million and $18.4 million on mortgage loans on real estate and $3.7 million and $4.3 million on equity real estate at December 31, 1996 and 1995, respectively. Writedowns of fixed maturities amounted to $12.8 million, $16.8 million and $15.9 million for 1996, 1995 and 1994, respectively. As of January 1, 1996, the adoption of SFAS No. 121 resulted in the recognition of impairment losses of $5.6 million on real estate held and used.

        Many expenses related to Closed Block operations are charged to operations outside of the Closed Block; accordingly, the contribution from the Closed Block does not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

 7)     DISCONTINUED OPERATIONS

        Summarized financial information of the GIC Segment follows:

                                                             DECEMBER 31,
                                                 --------------------------------------
                                                       1996                 1995
                                                 -----------------    -----------------
                                                             (IN MILLIONS)
        Assets
        Mortgage loans on real estate...........  $    1,111.1         $    1,485.8
        Equity real estate......................         925.6              1,122.1
        Other invested assets...................         474.0                665.2
        Other assets............................         226.1                579.3
                                                 -----------------    -----------------
        Total Assets............................  $    2,736.8         $    3,852.4
                                                 =================    =================

        Liabilities
        Policyholders' liabilities..............  $    1,335.9         $    1,399.8
        Allowance for future losses.............         262.0                164.2
        Amounts due to continuing operations....         996.2              2,097.1
        Other liabilities.......................         142.7                191.3
                                                 -----------------    -----------------
        Total Liabilities.......................  $    2,736.8         $    3,852.4
                                                 =================    =================

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Revenues
        Investment income (net of investment expenses
          of $127.5, $153.1 and $183.3)....................  $       245.4       $      323.6       $      394.3
        Investment (losses) gains, net.....................          (18.9)             (22.9)              26.8
        Policy fees, premiums and other income.............             .2                 .7                 .4
                                                            -----------------   ----------------   -----------------
        Total revenues.....................................          226.7              301.4              421.5
        Benefits and other deductions......................          250.4              326.5              443.2
        Losses charged to allowance for future losses......          (23.7)             (25.1)             (21.7)
                                                            -----------------   ----------------   -----------------
        Pre-tax loss from operations.......................            -                  -                  -
        Pre-tax loss from strengthening of the
          allowance for future losses......................         (129.0)               -                  -
        Federal income tax benefit.........................           45.2                -                  -
                                                            -----------------   ----------------   -----------------
        Loss from Discontinued Operations..................  $       (83.8)      $        -         $        -
                                                            =================   ================   =================

        In 1991, management adopted a plan to discontinue the business operations of the GIC Segment consisting of group non-participating Wind-Up Annuities and the GIC lines of business. The loss allowance and premium deficiency reserve of $569.6 million provided for in 1991 were based on management's best judgment at that time.

        The Company's quarterly process for evaluating the loss provisions applies the current period's results of the discontinued operations against the allowance, re-estimates future losses, and adjusts the provisions, if appropriate. Additionally, as part of the Company's annual planning process which takes place in the fourth quarter of each year, investment and benefit cash flow projections are prepared. These updated assumptions and estimates resulted in the need to strengthen the loss provisions by $129.0 million, resulting in a post-tax charge of $83.8 million to discontinued operations' results in the fourth quarter of 1996.

        Management believes the loss provisions for Wind-Up Annuities and GIC contracts at December 31, 1996 are adequate to provide for all future losses; however, the determination of loss provisions continues to involve numerous estimates and subjective judgments regarding the expected performance of discontinued operations investment assets. There can be no assurance the losses provided for will not differ from the losses ultimately realized. To the extent actual results or future projections of the discontinued operations differ from management's current best estimates and assumptions underlying the loss provisions, the difference would be reflected in the consolidated statements of earnings in discontinued operations. In particular, to the extent income, sales proceeds and holding periods for equity real estate differ from management's previous assumptions, periodic adjustments to the loss provisions are likely to result.

        In January 1995, continuing operations transferred $1,215.4 million in cash to the GIC Segment in settlement of its obligation to provide assets to fund the accumulated deficit of the GIC Segment. Subsequently, the GIC Segment remitted $1,155.4 million in cash to continuing operations in partial repayment of borrowings by the GIC Segment. No gains or losses were recognized on these transactions. Amounts due to continuing operations at December 31, 1996, consisted of $1,080.0 million borrowed by the discontinued GIC Segment offset by $83.8 million representing an obligation of continuing operations to provide assets to fund the accumulated deficit of the GIC Segment.

        Investment income included $88.2 million of interest income for 1994 on amounts due from continuing operations. Benefits and other deductions include $114.3 million, $154.6 million and $219.7 million of interest expense related to amounts borrowed from continuing operations in 1996, 1995 and 1994, respectively.

        Valuation allowances amounted to $9.0 million and $19.2 million on mortgage loans on real estate and $20.4 million and $77.9 million on equity real estate at December 31, 1996 and 1995, respectively. As of January 1, 1996, the adoption of SFAS No. 121 resulted in a release of existing valuation allowances of $71.9 million on equity real estate and recognition of impairment losses of $69.8 million on real estate held and used. Writedowns of fixed maturities amounted to $1.6 million, $8.1 million and $17.8 million for 1996, 1995 and 1994, respectively and writedowns of equity real estate subsequent to the adoption of SFAS No. 121 amounted to $12.3 million for 1996.

        The fixed maturity portfolio, based on amortized cost, includes $6.2 million and $15.1 million at December 31, 1996 and 1995, respectively, of restructured securities. These amounts include problem fixed maturities of $.5 million and $6.1 million at December 31, 1996 and 1995, respectively.

        At December 31, 1996 and 1995, problem mortgage loans on real estate had amortized costs of $7.9 million and $35.4 million, respectively, and mortgage loans on real estate for which the payment terms have been restructured had amortized costs of $208.1 million and $289.3 million, respectively.

        Impaired mortgage loans (as defined under SFAS No. 114) along with the related provision for losses were as follows:

                                                                            DECEMBER 31,
                                                                 ------------------------------------
                                                                      1996                1995
                                                                 ----------------   -----------------
                                                                            (IN MILLIONS)
        Impaired mortgage loans with provision for losses.......  $        83.5      $       105.1
        Impaired mortgage loans with no provision for losses....           15.0               18.2
                                                                 ----------------   -----------------
        Recorded investment in impaired mortgages...............           98.5              123.3
        Provision for losses....................................            8.8               17.7
                                                                 ----------------   -----------------
        Net Impaired Mortgage Loans.............................  $        89.7      $       105.6
                                                                 ================   =================

        During 1996 and 1995, the GIC Segment's average recorded investment in impaired mortgage loans was $134.8 million and $177.4 million, respectively. Interest income recognized on these impaired mortgage loans totaled $10.1 million and $4.5 million for 1996 and 1995, respectively, including $7.5 million and $.4 million recognized on a cash basis.

        At December 31, 1996 and 1995, the GIC Segment had $263.0 million and $310.9 million, respectively, of real estate acquired in satisfaction of debt.

8)      SHORT-TERM AND LONG-TERM DEBT

        Short-term and long-term debt consists of the following:

                                                                        DECEMBER 31,
                                                            --------------------------------------
                                                                  1996                 1995
                                                            -----------------    -----------------
                                                                        (IN MILLIONS)

        Short-term debt....................................  $      174.1         $        -
                                                            -----------------    -----------------
        Long-term debt:
        Equitable Life:
          6.95% surplus notes scheduled to mature 2005.....         399.4                399.3
          7.70% surplus notes scheduled to mature 2015.....         199.6                199.6
          Eurodollar notes, 10.5% due 1997.................           -                   76.2
          Zero coupon note, 11.25% due 1997................           -                  120.1
          Other............................................            .5                 16.3
                                                            -----------------    -----------------
              Total Equitable Life.........................         599.5                811.5
                                                            -----------------    -----------------
        Wholly Owned and Joint Venture Real Estate:
          Mortgage notes, 4.92% - 12.50% due through 2006..         968.6              1,084.4
                                                            -----------------    -----------------
        Alliance:
          Other............................................          24.7                  3.4
                                                            -----------------    -----------------
        Total long-term debt...............................       1,592.8              1,899.3
                                                            -----------------    -----------------
        Total Short-term and Long-term Debt................  $    1,766.9         $    1,899.3
                                                            =================    =================

        Short-term Debt
        ---------------

        Equitable Life has a $350.0 million bank credit facility available to fund short-term working capital needs and to facilitate the securities settlement process. The credit facility consists of two types of borrowing options with varying interest rates. The interest rates are based on external indices dependent on the type of borrowing and at December 31, 1996 range from 5.73% (the London Interbank Offering Rate ("LIBOR") plus 22.5 basis points) to 8.25% (the prime rate). There were no borrowings outstanding under this bank credit facility at December 31, 1996.

        Equitable Life has a commercial paper program with an issue limit of $500.0 million. This program is available for general corporate purposes used to support Equitable Life's liquidity needs and is supported by Equitable Life's existing $350.0 million five-year bank credit facility. There were no borrowings outstanding under this program at December 31, 1996.

        In February 1996, Alliance entered into a new $250.0 million five-year revolving credit facility with a group of banks which replaced its $100.0 million revolving credit facility and its $100.0 million commercial paper back-up revolving credit facility. Under the new revolving credit facility, the interest rate, at the option of Alliance, is a floating rate generally based upon a defined prime rate, a rate related to the LIBOR or the Federal Funds rate. A facility fee is payable on the total facility. The revolving credit facility will be used to provide back-up liquidity for commercial paper to be used under Alliance's $100.0 million commercial paper program, to fund commission payments to financial intermediaries for the sale of Class B and C shares under Alliance's mutual fund distribution system, and for general working capital purposes. As of December 31, 1996, Alliance had not issued any commercial paper under its $100.0 million commercial paper program and there were no borrowings outstanding under Alliance's revolving credit facility.

        At December 31, 1996, long-term debt expected to mature in 1997 totaling $174.1 million was reclassified as short-term debt.

        Long-term Debt
        --------------

        Several of the long-term debt agreements have restrictive covenants related to the total amount of debt, net tangible assets and other matters. The Company is in compliance with all debt covenants.

        On December 18, 1995, Equitable Life issued, in accordance with Section 1307 of the New York Insurance Law, $400.0 million of surplus notes having an interest rate of 6.95% scheduled to mature in 2005 and $200.0 million of surplus notes having an interest rate of 7.70% scheduled to mature in 2015 (together, the "Surplus Notes"). Proceeds from the issuance of the Surplus Notes were $596.6 million, net of related issuance costs. The unamortized discount on the Surplus Notes was $1.0 million at December 31, 1996. Payments of interest on or principal of the Surplus Notes are subject to prior approval by the Superintendent.

        The Company has pledged real estate, mortgage loans, cash and securities amounting to $1,406.4 million and $1,629.7 million at December 31, 1996 and 1995, respectively, as collateral for certain long-term debt.

        At December 31, 1996, aggregate maturities of the long-term debt based on required principal payments at maturity for 1997 and the succeeding four years are $494.9 million, $316.7 million, $19.7 million, $5.4 million, $0 million, respectively, and $946.7 million thereafter.

 9)     FEDERAL INCOME TAXES

        A summary of the Federal income tax expense (benefit) in the consolidated statements of earnings is shown below:

                                                       1996               1995                1994
                                                 -----------------   ----------------   -----------------
                                                                      (IN MILLIONS)
        Federal income tax expense (benefit):
          Current...............................  $        97.9       $      (11.7)      $        4.0
          Deferred..............................          (88.2)             132.2               96.2
                                                 -----------------   ----------------   -----------------
        Total...................................  $         9.7       $      120.5       $      100.2
                                                 =================   ================   =================

        The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before Federal income taxes and minority interest by the expected Federal income tax rate of 35%. The sources of the difference and the tax effects of each are as follows:

                                                       1996               1995                1994
                                                 -----------------   ----------------   -----------------
                                                                      (IN MILLIONS)
        Expected Federal income tax expense.....  $        73.0       $      173.7       $      154.5
        Non-taxable minority interest...........          (28.6)             (22.0)             (17.6)
        Differential earnings amount............            -                  -                (16.8)
        Adjustment of tax audit reserves........            6.9                4.1               (4.6)
        Equity in unconsolidated subsidiaries...          (32.3)             (19.4)             (12.5)
        Other...................................           (9.3)             (15.9)              (2.8)
                                                 -----------------   ----------------   -----------------
        Federal Income Tax Expense..............  $         9.7       $      120.5       $      100.2
                                                 =================   ================   =================

        Prior to the date of demutualization, Equitable Life reduced its deduction for policyholder dividends by the differential earnings amount. This amount was computed, for each tax year, by multiplying Equitable Life's average equity base, as determined for tax purposes, by an estimate of the excess of an imputed earnings rate for stock life insurance companies over the average mutual life insurance companies' earnings rate. The differential earnings amount for each tax year was subsequently recomputed when actual earnings rates were published by the Internal Revenue Service. As a stock life insurance company, Equitable Life no longer is required to reduce its policyholder dividend deduction by the differential earnings amount, but differential earnings amounts for pre-demutualization years were still being recomputed in 1994.

        The components of the net deferred Federal income tax account are as follows:

                                                       DECEMBER 31, 1996                  December 31, 1995
                                                ---------------------------------  ---------------------------------
                                                    ASSETS         LIABILITIES         Assets         Liabilities
                                                ---------------  ----------------  ---------------   ---------------
                                                                           (IN MILLIONS)
        DAC, reserves and reinsurance..........  $       -        $      166.0      $        -        $     304.4
        Investments............................          -               328.6               -              326.9
        Compensation and related benefits......        259.2               -               293.0              -
        Other..................................          -                 1.8               -               32.3
                                                ---------------  ----------------  ---------------   ---------------
        Total..................................  $     259.2      $      496.4      $      293.0      $     663.6
                                                ===============  ================  ===============   ===============

        The deferred Federal income taxes impacting operations reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The sources of these temporary differences and the tax effects of each are as follows:

                                                     1996               1995                1994
                                               -----------------   ----------------   -----------------
                                                                    (IN MILLIONS)
        DAC, reserves and reinsurance.........  $      (156.2)      $       63.3       $       12.0
        Investments...........................           78.6               13.0               89.3
        Compensation and related benefits.....           22.3               30.8               10.0
        Other.................................          (32.9)              25.1              (15.1)
                                               -----------------   ----------------   -----------------
        Deferred Federal Income Tax
          (Benefit) Expense...................  $       (88.2)      $      132.2       $       96.2
                                               =================   ================   =================

        The Internal Revenue Service is in the process of examining the Holding Company's consolidated Federal income tax returns for the years 1989 through 1991. Management believes these audits will have no material adverse effect on the Company's results of operations.

10)     REINSURANCE AGREEMENTS

        The Insurance Group assumes and cedes reinsurance with other insurance companies. The Insurance Group evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. The effect of reinsurance (excluding group life and health) is summarized as follows:

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Direct premiums....................................  $       461.4       $      474.2       $      476.7
        Reinsurance assumed................................          177.5              171.3              180.5
        Reinsurance ceded..................................          (41.3)             (38.7)             (31.6)
                                                            -----------------   ----------------   -----------------
        Premiums...........................................  $       597.6       $      606.8       $      625.6
                                                            =================   ================   =================
        Universal Life and Investment-type Product
          Policy Fee Income Ceded..........................  $        48.2       $       44.0       $       27.5
                                                            =================   ================   =================
        Policyholders' Benefits Ceded......................  $        54.1       $       48.9       $       20.7
                                                            =================   ================   =================
        Interest Credited to Policyholders' Account
          Balances Ceded...................................  $        32.3       $       28.5       $       25.4
                                                            =================   ================   =================

        Effective January 1, 1994, all in force business above $5.0 million was reinsured. During 1996, the Company's retention limit on joint survivorship policies was increased to $15.0 million. The Insurance Group also reinsures the entire risk on certain substandard underwriting risks as well as in certain other cases.

        The Insurance Group cedes 100% of its group life and health business to a third party insurance company. Premiums ceded totaled $2.4 million, $260.6 million and $241.0 million for 1996, 1995 and 1994, respectively. Ceded death and disability benefits totaled $21.2 million, $188.1 million and $235.5 million for 1996, 1995 and 1994, respectively. Insurance liabilities ceded totaled $652.4 million and $724.2 million at December 31, 1996 and 1995, respectively.

11)     EMPLOYEE BENEFIT PLANS

        The Company sponsors qualified and non-qualified defined benefit plans covering substantially all employees (including certain qualified part-time employees), managers and certain agents. The pension plans are non-contributory. Equitable Life's and EREIM's benefits are based on a cash balance formula or years of service and final average earnings, if greater, under certain grandfathering rules in the plans. Alliance's benefits are based on years of credited service, average final base salary and primary social security benefits. The Company's funding policy is to make the minimum contribution required by the Employee Retirement Income Security Act of 1974.

        Components of net periodic pension cost (credit) for the qualified and non-qualified plans are as follows:

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Service cost.......................................  $        33.8       $       30.0       $       30.3
        Interest cost on projected benefit obligations.....          120.8              122.0              111.0
        Actual return on assets............................         (181.4)            (309.2)              24.4
        Net amortization and deferrals.....................           43.4              155.6             (142.5)
                                                            -----------------   ----------------   -----------------
        Net Periodic Pension Cost (Credit).................  $        16.6       $       (1.6)      $       23.2
                                                            =================   ================   =================

        The funded status of the qualified and non-qualified pension plans is as follows:

                                                                              DECEMBER 31,
                                                                   ------------------------------------
                                                                        1996                1995
                                                                   ----------------   -----------------
                                                                              (IN MILLIONS)
        Actuarial present value of obligations:
          Vested..................................................  $    1,672.2       $    1,642.4
          Non-vested..............................................          10.1               10.9
                                                                   ----------------   -----------------
        Accumulated Benefit Obligation............................  $    1,682.3       $    1,653.3
                                                                   ================   =================
        Plan assets at fair value.................................  $    1,626.0       $    1,503.8
        Projected benefit obligation..............................       1,765.5            1,743.0
                                                                   ----------------   -----------------
        Projected benefit obligation in excess of plan assets.....        (139.5)            (239.2)
        Unrecognized prior service cost...........................         (17.9)             (25.5)
        Unrecognized net loss from past experience different
          from that assumed.......................................         280.0              368.2
        Unrecognized net asset at transition......................           4.7               (7.3)
        Additional minimum liability..............................         (19.3)             (51.9)
                                                                   ----------------   -----------------
        Prepaid Pension Cost......................................  $      108.0       $       44.3
                                                                   ================   =================

        The discount rate and rate of increase in future compensation levels used in determining the actuarial present value of projected benefit obligations were 7.5% and 4.25%, respectively, at December 31, 1996 and 7.25% and 4.50%, respectively, at December 31, 1995. As of January 1, 1996 and 1995, the expected long-term rate of return on assets for the retirement plan was 10.25% and 11%, respectively.

        The Company recorded, as a reduction of shareholder's equity, an additional minimum pension liability of $12.9 million and $35.1 million, net of Federal income taxes, at December 31, 1996 and 1995, respectively, representing the excess of the accumulated benefit obligation over the fair value of plan assets and accrued pension liability.

        The pension plan's assets include corporate and government debt securities, equity securities, equity real estate and shares of Group Trusts managed by Alliance.

        Prior to 1987, the qualified plan funded participants' benefits through the purchase of non-participating annuity contracts from Equitable Life. Benefit payments under these contracts were approximately $34.7 million, $36.4 million and $38.1 million for 1996, 1995 and 1994, respectively.

        The Company provides certain medical and life insurance benefits (collectively, "postretirement benefits") for qualifying employees, managers and agents retiring from the Company on or after attaining age 55 who have at least 10 years of service. The life insurance benefits are related to age and salary at retirement. The costs of postretirement benefits are recognized in accordance with the provisions of SFAS No. 106. The Company continues to fund postretirement benefits costs on a pay-as-you-go basis and, for 1996, 1995 and 1994, the Company made estimated postretirement benefits payments of $18.9 million, $31.1 million and $29.8 million, respectively.

        The following table sets forth the postretirement benefits plan's status, reconciled to amounts recognized in the Company's consolidated financial statements:

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Service cost.......................................  $         5.3       $        4.0       $        3.9
        Interest cost on accumulated postretirement
          benefits obligation..............................           34.6               34.7               28.6
        Net amortization and deferrals.....................            2.4               (2.3)              (3.9)
                                                            -----------------   ----------------   -----------------
        Net Periodic Postretirement Benefits Costs.........  $        42.3       $       36.4       $       28.6
                                                            =================   ================   =================

                                                                              DECEMBER 31,
                                                                   ------------------------------------
                                                                        1996                1995
                                                                   ----------------   -----------------
                                                                              (IN MILLIONS)
        Accumulated postretirement benefits obligation:
          Retirees................................................  $      381.8       $      391.8
          Fully eligible active plan participants.................          50.7               50.4
          Other active plan participants..........................          60.7               64.2
                                                                   ----------------   -----------------
                                                                           493.2              506.4
        Unrecognized prior service cost...........................          50.5               56.3
        Unrecognized net loss from past experience different
          from that assumed and from changes in assumptions.......        (150.5)            (181.3)
                                                                   ----------------   -----------------
        Accrued Postretirement Benefits Cost......................  $      393.2       $      381.4
                                                                   ================   =================

        At January 1, 1994, medical benefits available to retirees under age 65 are the same as those offered to active employees and medical benefits will be limited to 200% of 1993 costs for all participants.

        The assumed health care cost trend rate used in measuring the accumulated postretirement benefits obligation was 9.5% in 1996, gradually declining to 3.5% in the year 2009 and in 1995 was 10%, gradually declining to 3.5% in the year 2008. The discount rate used in determining the accumulated postretirement benefits obligation was 7.50% and 7.25% at December 31, 1996 and 1995, respectively.

        If the health care cost trend rate assumptions were increased by 1%, the accumulated postretirement benefits obligation as of December 31, 1996 would be increased 7%. The effect of this change on the sum of the service cost and interest cost would be an increase of 8%.

12)     DERIVATIVES AND FAIR VALUE OF FINANCIAL INSTRUMENTS

        Derivatives
        -----------

        The Insurance Group primarily uses derivatives for asset/liability risk management and for hedging individual securities. Derivatives mainly are utilized to reduce the Insurance Group's exposure to interest rate fluctuations. Accounting for interest rate swap transactions is on an accrual basis. Gains and losses related to interest rate swap transactions are amortized as yield adjustments over the remaining life of the underlying hedged security. Income and expense resulting from interest rate swap activities are reflected in net investment income. The notional amount of matched interest rate swaps outstanding at December 31, 1996 was $649.9 million. The average unexpired terms at December 31, 1996 range from 2.2 to 2.7 years. At December 31, 1996, the cost of terminating outstanding matched swaps in a loss position was $8.3 million and the unrealized gain on outstanding matched swaps in a gain position was $11.4 million. The Company has no intention of terminating these contracts prior to maturity. During 1996, 1995 and 1994, net gains (losses) of $.2 million, $1.4 million and $(.2) million, respectively, were recorded in connection with interest rate swap activity. Equitable Life has implemented an interest rate cap program designed to hedge crediting rates on interest-sensitive individual annuities contracts. The outstanding notional amounts at December 31, 1996 of contracts purchased and sold were $5,050.0 million and $500.0 million, respectively. The net premium paid by Equitable Life on these contracts was $22.5 million and is being amortized ratably over the contract periods ranging from 3 to 5 years. Income and expense resulting from this program are reflected as an adjustment to interest credited to policyholders' account balances.

        Substantially all of DLJ's business related to derivatives is by its nature trading activities which are primarily for the purpose of customer accommodations. DLJ's derivative activities consist primarily of option writing and trading in forward and futures contracts. Derivative financial instruments have both on-and-off balance sheet implications depending on the nature of the contracts. DLJ's involvement in swap contracts is not significant.

        Fair Value of Financial Instruments
        -----------------------------------

        The Company defines fair value as the quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are estimated using present value or other valuation techniques. The fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of timing, amount of expected future cash flows and the credit standing of counterparties. Such estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

        Certain financial instruments are excluded, particularly insurance liabilities other than financial guarantees and investment contracts. Fair market value of off-balance-sheet financial instruments of the Insurance Group was not material at December 31, 1996 and 1995.

        Fair value for mortgage loans on real estate are estimated by discounting future contractual cash flows using interest rates at which loans with similar characteristics and credit quality would be made. Fair values for foreclosed mortgage loans and problem mortgage loans are limited to the estimated fair value of the underlying collateral if lower.

        The estimated fair values for the Company's liabilities under GIC and association plan contracts are estimated using contractual cash flows discounted based on the T. Rowe Price GIC Index Rate for the appropriate duration. For durations in excess of the published index rate, the appropriate Treasury rate is used plus a spread equal to the longest duration GIC rate spread published.

        The estimated fair values for those group annuity contracts which are classified as universal life type contracts are measured at the estimated fair value of the underlying assets. The estimated fair values for single premium deferred annuities ("SPDA") are estimated using projected cash flows discounted at current offering rates. The estimated fair values for supplementary contracts not involving life contingencies ("SCNILC") and annuities certain are derived using discounted cash flows based upon the estimated current offering rate.

        Fair value for long-term debt is determined using published market values, where available, or contractual cash flows discounted at market interest rates. The estimated fair values for non-recourse mortgage debt are determined by discounting contractual cash flows at a rate which takes into account the level of current market interest rates and collateral risk. The estimated fair values for recourse mortgage debt are determined by discounting contractual cash flows at a rate based upon current interest rates of other companies with credit ratings similar to the Company. The Company's fair value of short-term borrowings approximates their carrying value.

        The following table discloses carrying value and estimated fair value for financial instruments not otherwise disclosed in Notes 3, 6 and 7:

                                                                          DECEMBER 31,
                                                --------------------------------------------------------------------
                                                              1996                               1995
                                                ---------------------------------  ---------------------------------
                                                   CARRYING         ESTIMATED         Carrying         Estimated
                                                    VALUE          FAIR VALUE          Value           Fair Value
                                                ---------------  ----------------  ---------------   ---------------
                                                                        (IN MILLIONS)
        Consolidated Financial Instruments:
        -----------------------------------
        Mortgage loans on real estate..........  $    3,133.0     $     3,394.6     $     3,638.3     $    3,973.6
        Other joint ventures...................         467.0             467.0             492.7            492.7
        Policy loans...........................       2,196.1           2,221.6           1,976.4          2,057.5
        Policyholders' account balances:
          Association plans....................          78.1              77.3             101.0            100.0
          Group annuity contracts..............       2,141.0           1,954.0           2,335.0          2,395.0
          SPDA.................................       1,062.7           1,065.7           1,265.8          1,272.0
          Annuities certain and SCNILC.........         654.9             736.2             646.4            716.7
        Long-term debt.........................       1,592.8           1,557.7           1,899.3          1,962.9

        Closed Block Financial Instruments:
        -----------------------------------
        Mortgage loans on real estate..........       1,380.7           1,425.6           1,368.8          1,461.4
        Other equity investments...............         105.0             105.0             151.6            151.6
        Policy loans...........................       1,765.9           1,798.0           1,797.2          1,891.4
        SCNILC liability.......................          30.6              34.9              34.8             39.6

        GIC Segment Financial Instruments:
        ----------------------------------
        Mortgage loans on real estate..........       1,111.1           1,220.3           1,485.8          1,666.1
        Fixed maturities.......................          42.5              42.5             107.4            107.4
        Other equity investments...............         300.5             300.5             455.9            455.9
        Guaranteed interest contracts..........         290.7             300.5             329.0            352.0
        Long-term debt.........................         102.1             102.2             135.1            136.0

13)     COMMITMENTS AND CONTINGENT LIABILITIES

        The Company has provided, from time to time, certain guarantees or commitments to affiliates, investors and others. These arrangements include commitments by the Company, under certain conditions: to make capital contributions of up to $244.9 million to affiliated real estate joint ventures; to provide equity financing to certain limited partnerships of $205.8 million at December 31, 1996, under existing loan or loan commitment agreements; and to provide short-term financing loans which at December 31, 1996 totaled $14.6 million. Management believes the Company will not incur any material losses as a result of these commitments.

        Equitable Life is the obligor under certain structured settlement agreements which it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, Equitable Life owns single premium annuities issued by previously wholly owned life insurance subsidiaries. Equitable Life has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly owned subsidiaries be unable to meet their obligations. Management believes the satisfaction of those obligations by Equitable Life is remote.

        At December 31, 1996, the Insurance Group had $51.6 million of letters of credit outstanding.

14)     LITIGATION

        A number of lawsuits has been filed against life and health insurers in the jurisdictions in which Equitable Life and its subsidiaries do business involving insurers' sales practices, alleged agent misconduct, failure to properly supervise agents, and other matters. Some of the lawsuits have resulted in the award of substantial judgments against other insurers, including material amounts of punitive damages, or in substantial settlements. In some states, juries have substantial discretion in awarding punitive damages. Equitable Life, EVLICO and The Equitable of Colorado, Inc. ("EOC"), like other life and health insurers, from time to time are involved in such litigation. To date, no such lawsuit has resulted in an award or settlement of any material amount against the Company. Among litigations pending against Equitable Life, EVLICO and EOC of the type referred to in this paragraph are the litigations described in the following eight paragraphs.

        An action entitled Golomb et al. v. The Equitable Life Assurance Society of the United States was filed on January 20, 1995 in New York County Supreme Court. The action purports to be brought on behalf of a class of persons insured after 1983 under Lifetime Guaranteed Renewable Major Medical Insurance Policies issued by Equitable Life (the "policies"). The complaint alleges that premium increases for these policies after 1983, all of which were filed with and approved by the New York State Insurance Department and certain other state insurance departments, breached the terms of the policies, and that statements in the policies and elsewhere concerning premium increases constituted fraudulent concealment, misrepresentations in violation of New York Insurance Law Section 4226 and deceptive practices under New York General Business Law Section 349. The complaint seeks a declaratory judgment, injunctive relief restricting the methods by which Equitable Life increases premiums on the policies in the future, a refund of premiums, and punitive damages. Plaintiffs also have indicated that they will seek damages in an unspecified amount. Equitable Life moved to dismiss the complaint in its entirety on the grounds that it fails to state a claim and that uncontroverted documentary evidence establishes a complete defense to the claims. On May 29, 1996, the New York County Supreme Court entered a judgment dismissing the complaint with prejudice. Plaintiffs have filed a notice of appeal of that judgment.

        In January 1996, separate actions were filed in Pennsylvania and Texas state courts (entitled, respectively, Malvin et al. v. The Equitable Life Assurance Society of the United States and Bowler et al. v. The Equitable Life Assurance Society of the United States), making claims similar to those in the New York action described above. The Texas action also claims that Equitable Life misrepresented to Texas policyholders that the Texas Insurance Department had approved Equitable Life's rate increases. These actions are asserted on behalf of proposed classes of Pennsylvania issued or renewed policyholders and Texas issued or renewed policyholders, insured under the policies. The Pennsylvania and Texas actions seek compensatory and punitive damages and injunctive relief restricting the methods by which Equitable Life increases premiums in the future based on the common law and statutes of those states. On February 9, 1996, Equitable Life removed the Pennsylvania action, Malvin, to the United States District Court for the Middle District of Pennsylvania. Following the decision granting Equitable Life's motion to dismiss the New York action (Golomb), on the consent of the parties the District Court ordered an indefinite stay of all proceedings in the Pennsylvania action, pending either party's right to reinstate the proceeding, and ordered that for administrative purposes the case be deemed administratively closed. On February 2, 1996, Equitable Life removed the Texas action, Bowler, to the United States District Court for the Northern District of Texas. On May 20, 1996, the plaintiffs in Bowler amended their complaint by adding allegations of misrepresentation regarding premium increases on other types of guaranteed renewable major medical insurance policies issued by Equitable Life up to and including 1983. On July 1, 1996, Equitable Life filed a motion for summary judgment dismissing the first amended complaint in its entirety. In August, 1996, the court granted plaintiffs leave to file a supplemental complaint on behalf of a proposed class of Texas policyholders claiming unfair discrimination, breach of contract and other claims arising out of alleged differences between premiums charged to Texas policyholders and premiums charged to similarly situated policyholders in New York and certain other states. Plaintiffs seek refunds of alleged overcharges, exemplary or additional damages citing

        Texas statutory provisions which among other things, permit two times the amount of actual damage plus additional penalties if the acts complained of are found to be knowingly committed, and injunctive relief. Equitable Life has also filed a motion for summary judgment dismissing the supplemental complaint in its entirety. Plaintiffs also obtained permission to add another plaintiff to the first amended and supplemental complaints. Plaintiffs have opposed both motions for summary judgment and requested that certain issues be found in their favor. Equitable Life is in the process of replying.

        On May 22, 1996, a separate action entitled Bachman v. The Equitable Life Assurance Society of the United States, was filed in Florida state court making claims similar to those in the previously reported Golomb action. The Florida action is asserted on behalf of a proposed class of Florida issued or renewed policyholders insured after 1983 under Lifetime Guaranteed Renewable Major Medical Insurance Policies issued by Equitable Life. The Florida action seeks compensatory and punitive damages and injunctive relief restricting the methods by which Equitable Life increases premiums in the future based on various common law claims. On June 20, 1996, Equitable Life removed the Florida action to Federal court. Equitable Life has answered the complaint, denying the material allegations and asserting certain affirmative defenses. On December 6, 1996, Equitable Life filed a motion for summary judgment and plaintiff is expected to file its response to that motion shortly.

        On November 6, 1996, a proposed class action entitled Fletcher, et al.
        v. The Equitable Life Assurance Society of the United States, was filed in California Superior Court for Fresno County, making substantially the same allegations concerning premium rates and premium rate increases on guaranteed renewable policies made in the Bowler action. The complaint alleges, among other things, that differentials between rates charged California policyholders and policyholders in New York and certain other states, and the methods used by Equitable Life to calculate premium increases, breached the terms of its policies, that Equitable Life misrepresented and concealed the facts pertaining to such differentials and methods in violation of California law, and that Equitable Life also misrepresented that its rate increases were approved by the California Insurance Department. Plaintiffs seek compensatory damages in an unspecified amount, rescission, injunctive relief and attorneys' fees. Equitable Life removed the action to Federal court; plaintiff has moved to remand the case to state court. Although the outcome of any litigation cannot be predicted with certainty, particularly in the early stages of an action, the Company's management believes that the ultimate resolution of the Golomb, Malvin, Bowler, Bachman and Fletcher litigations should not have a material adverse effect on the financial position of the Company. Due to the early stage of such litigations, the Company's management cannot make an estimate of loss, if any, or predict whether or not such litigations will have a material adverse effect on the Company's results of operations in any particular period.

        An action was instituted on April 6, 1995 against Equitable Life and its wholly owned subsidiary, EOC, in New York state court, entitled Sidney C. Cole et al. v. The Equitable Life Assurance Society of the United States and The Equitable of Colorado, Inc., No. 95/108611 (N. Y. County). The action is brought by the holders of a joint survivorship whole life policy issued by EOC. The action purports to be on behalf of a class consisting of all persons who from January 1, 1984 purchased life insurance policies sold by Equitable Life and EOC based upon their allegedly uniform sales presentations and policy illustrations. The complaint puts in issue various alleged sales practices that plaintiffs assert, among other things, misrepresented the stated number of years that the annual premium would need to be paid. Plaintiffs seek damages in an unspecified amount, imposition of a constructive trust, and seek to enjoin Equitable Life and EOC from engaging in the challenged sales practices. On June 28, 1996, the court issued a decision and order dismissing with prejudice plaintiff's causes of action for fraud, constructive fraud, breach of fiduciary duty, negligence, and unjust enrichment, and dismissing without prejudice plaintiff's cause of action under the New York State consumer protection statute. The only remaining causes of action are for breach of contract and negligent misrepresentation. Plaintiffs made a motion for reargument with respect to this order, which was submitted to the court in October 1996. This motion was denied by the court on December 16, 1996.

        On May 21, 1996, an action entitled Elton F. Duncan, III v. The Equitable Life Assurance Society of the United States, was commenced against Equitable Life in the Civil District Court for the Parish of Orleans, State of Louisiana. The action is brought by an individual who purchased a whole life policy. Plaintiff alleges misrepresentations concerning the extent to which the policy was a proper replacement policy and the number of years that the annual premium would need to be paid. Plaintiff purports to represent a class consisting of all persons who purchased whole life or universal life insurance policies from Equitable Life from January 1, 1982 to the present. Plaintiff seeks damages, including punitive damages, in an unspecified amount. On July 26, 1996, an action entitled Michael Bradley v. Equitable Variable Life Insurance Company, was commenced in New York state court. The action is brought by the holder of a variable life insurance policy issued by EVLICO. The plaintiff purports to represent a class consisting of all persons or entities who purchased one or more life insurance policies issued by EVLICO from January 1, 1980. The complaint puts at issue various alleged sales practices and alleges misrepresentations concerning the extent to which the policy was a proper replacement policy and the number of years that the annual premium would need to be paid. Plaintiff seeks damages, including punitive damages, in an unspecified amount and also seeks injunctive relief prohibiting EVLICO from canceling policies for failure to make premium payments beyond the alleged stated number of years that the annual premium would need to be paid. On September 21, 1996 Equitable Life, EVLICO and EOC made a motion to have this proceeding moved from Kings County Supreme Court to New York County for joint trial or consolidation with the Cole action. The motion was denied by the court on January 9, 1997. On January 10, 1997, plaintiffs moved for certification of a nationwide class consisting of all persons or entities who were sold one or more life insurance products on a "vanishing premium" basis and/or were allegedly induced to purchase additional policies from EVLICO, using the cash value accumulated in existing policies, from January 1, 1980 through and including December 31, 1996. Plaintiffs further moved to have Michael Bradley designated as the class representative. Discovery regarding class certification is underway.

        On December 12, 1996, an action entitled Robert E. Dillon v. The Equitable Life Assurance Society of the United States and The Equitable of Colorado, was commenced in the United States District Court for the Southern District of Florida. The action is brought by an individual who purchased a joint whole life policy from EOC. The complaint puts at issue various alleged sales practices and alleges misrepresentations concerning the alleged impropriety of replacement policies issued by Equitable Life and EOC and alleged misrepresentations regarding the number of years premiums would have to be paid on the defendants' policies. Plaintiff brings claims for breach of contract, fraud, negligent misrepresentation, money had and received, unjust enrichment and imposition of a constructive trust. Plaintiff purports to represent two classes of persons. The first is a "contract class," consisting of all persons who purchased whole or universal life insurance policies from Equitable Life and EOC and from whom Equitable Life and EOC have sought additional payments beyond the number of years allegedly promised by Equitable Life and EOC. The second is a "fraud class," consisting of all persons with an interest in policies issued by Equitable Life and EOC at any time since October 1, 1986. Plaintiff seeks damages in an unspecified amount, and also seeks injunctive relief attaching Equitable Life's and EOC's profits from their alleged sales practices. Equitable Life's and EOC's time to answer or move with respect to the complaint has been extended until February 24, 1997. Although the outcome of litigation cannot be predicted with certainty, particularly in the early stages of an action, the Company's management believes that the ultimate resolution of the Cole, Duncan, Bradley and Dillon litigations should not have a material adverse effect on the financial position of the Company. Due to the early stages of such litigations, the Company's management cannot make an estimate of loss, if any, or predict whether or not any such litigation will have a material adverse effect on the Company's results of operations in any particular period.

        On January 3, 1996, an amended complaint was filed in an action entitled Frank Franze Jr. and George Busher, individually and on behalf of all others similarly situated v. The Equitable Life Assurance Society of the United States, and Equitable Variable Life Insurance Company, No. 94-2036 in the United States District Court for the Southern District of Florida. The action was brought by two individuals who purchased variable life insurance policies. The plaintiffs purport to represent a nationwide class consisting of all persons who purchased variable life insurance policies from Equitable Life and EVLICO since September 30, 1991. The basic allegation of the amended complaint is that Equitable Life's and EVLICO's agents were trained not to disclose fully that the product being sold was life insurance. Plaintiffs allege violations of the Federal securities laws and seek rescission of the contracts or compensatory damages and attorneys' fees and expenses. The court denied Equitable Life and EVLICO's motion to dismiss the amended complaint on September 24, 1996. Equitable Life and EVLICO have answered the amended complaint, denying the material allegations and asserting certain affirmative defenses. Currently, the parties are conducting discovery in connection with plaintiffs' attempt to certify a class. On January 9, 1997, an action entitled Rosemarie Chaviano, individually and on behalf of all others similarly situated
        v. The Equitable Life Assurance Society of the United States, and Equitable Variable Life Insurance Company, was filed in Massachusetts state court making claims similar to those in the Franze action and alleging violations of the Massachusetts securities laws. The plaintiff purports to represent all persons in Massachusetts who purchased variable life insurance contracts from Equitable Life and EVLICO from January 9, 1993 to the present. The Massachusetts action seeks rescission of the contracts or compensatory damages, attorneys' fees, expenses and injunctive relief. Although the outcome of any litigation cannot be predicted with certainty, particularly in the early stages of an action, the Company's management believes that the ultimate resolution of the litigations discussed in this paragraph should not have a material adverse effect on the financial position of the Company. Due to the early stages of such litigation, the Company's management cannot make an estimate of loss, if any, or predict whether or not any such litigation will have a material adverse effect on the Company's results of operations in any particular period.

        Equitable Life recently responded to a subpoena from the U.S. Department of Labor ("DOL") requesting copies of any third-party appraisals in Equitable Life's possession relating to the ten largest properties (by value) in the Prime Property Fund ("PPF"). PPF is an open-end, commingled real estate separate account of Equitable Life for pension clients. Equitable Life serves as investment manager in PPF and has retained EREIM as advisor. In early 1995, the DOL commenced a national investigation of commingled real estate funds with pension investors, including PPF. The investigation now appears to be focused principally on appraisal and valuation procedures in respect of fund properties. The most recent request from the DOL seems to reflect, at least in part, an interest in the relationship between the valuations for those properties reflected in appraisals prepared for local property tax proceedings and the valuations used by PPF for other purposes. At no time has the DOL made any specific allegation that Equitable Life or EREIM has acted improperly and Equitable Life and EREIM believe that any such allegation would be without foundation. While the outcome of this investigation cannot be predicted with certainty, in the opinion of management, the ultimate resolution of this matter should not have a material adverse effect on the Company's consolidated financial position or results of operations in any particular period.

        Equitable Casualty Insurance Company ("Casualty"), an indirect wholly owned subsidiary of Equitable Life, is party to an arbitration proceeding that commenced in August 1995. The proceeding relates to a dispute among Casualty, Houston General Insurance Company ("Houston General") and GEICO General Insurance Company ("GEICO General") regarding the interpretation of a reinsurance agreement. The arbitration panel issued a final award in favor of Casualty and GEICO General on June 17, 1996. Casualty and GEICO General moved in the pending Texas state court action, with Houston General's consent, for an order confirming the arbitration award and entering judgment dismissing the action. The motion was granted on January 29, 1997. The parties have also stipulated to the dismissal without prejudice of a related Texas Federal court action brought by Houston General against GEICO General and Equitable Life. In connection with confirmation of the arbitration award, Houston General paid to Casualty approximately $839,600 in settlement of certain reimbursement claims by Casualty against Houston General.

        On July 25, 1995, a Consolidated and Supplemental Class Action Complaint ("Complaint") was filed against the Alliance North American Government Income Trust, Inc. (the "Fund"), Alliance and certain other defendants affiliated with Alliance, including the Holding Company, alleging violations of Federal securities laws, fraud and breach of fiduciary duty in connection with the Fund's investments in Mexican and Argentine securities. The Complaint, which seeks certification of a plaintiff class of persons who purchased or owned Class A, B or C shares of the Fund from March 27, 1992 through December 23, 1994, seeks an unspecified amount of damages, costs, attorneys' fees and punitive damages. The principal allegations of the Complaint are that the Fund purchased debt securities issued by the Mexican and Argentine governments in amounts that were not permitted by the Fund's investment objective, and that there was no shareholder vote to change the investment objective to permit purchases in such amounts. The Complaint further alleges that the decline in the value of the Mexican and Argentine securities held by the Fund caused the Fund's net asset value to decline to the detriment of the Fund's shareholders. On September 26, 1996, the United States District Court for the Southern District of New York granted the defendants' motion to dismiss all counts of the complaint. On October 11, 1996, plaintiffs filed a motion for reconsideration of the court's decision granting defendants' motion to dismiss the Complaint. On November 25, 1996, the court denied plaintiffs' motion for reconsideration. On October 29, 1996, plaintiffs filed a motion for leave to file an amended complaint. The principal allegations of the proposed amended complaint are that the Fund did not properly disclose that it planned to invest in mortgage-backed derivative securities and that two advertisements used by the Fund misrepresented the risks of investing in the Fund. Plaintiffs also reiterated allegations in the Complaint that the Fund failed to hedge against the risks of investing in foreign securities despite representations that it would do so. Alliance believes that the allegations in the Complaint are without merit and intends to vigorously defend against these claims. While the ultimate outcome of this matter cannot be determined at this time, management of Alliance does not expect that it will have a material adverse effect on Alliance's results of operations or financial condition.

        On January 26, 1996, a purported purchaser of certain notes and warrants to purchase shares of common stock of Rickel Home Centers, Inc. ("Rickel") filed a class action complaint against Donaldson, Lufkin & Jenrette Securities Corporation ("DLJSC") and certain other defendants for unspecified compensatory and punitive damages in the United States District Court for the Southern District of New York. The suit was brought on behalf of the purchasers of 126,457 units consisting of $126,457,000 aggregate principal amount of 13 1/2% senior notes due 2001 and 126,457 warrants to purchase shares of common stock of Rickel issued by Rickel in October 1994. The complaint alleges violations of Federal securities laws and common law fraud against DLJSC, as the underwriter of the units and as an owner of 7.3% of the common stock of Rickel, Eos Partners, L.P., and General Electric Capital Corporation, each as owners of 44.2% of the common stock of Rickel, and members of the Board of Directors of Rickel, including a DLJSC Managing Director. The complaint seeks to hold DLJSC liable for alleged misstatements and omissions contained in the prospectus and registration statement filed in connection with the offering of the units, alleging that the defendants knew of financial losses and a decline in value of Rickel in the months prior to the offering and did not disclose such information. The complaint also alleges that Rickel failed to pay its semi-annual interest payment due on the units on December 15, 1995 and that Rickel filed a voluntary petition for reorganization pursuant to Chapter 11 of the United States Bankruptcy Code on January 10, 1996. DLJSC intends to defend itself vigorously against all of the allegations contained in the complaint. Although there can be no assurance, DLJ does not believe the outcome of this litigation will have a material adverse effect on its financial condition. Due to the early stage of this litigation, based on the information currently available to it, DLJ's management cannot make an estimate of loss, if any, or predict whether or not such litigation will have a material adverse effect on DLJ's results of operations in any particular period.

        In October 1995, DLJSC was named as a defendant in a purported class action filed in a Texas State Court on behalf of the holders of $550.0 million principal amount of subordinated redeemable discount debentures of National Gypsum Corporation ("NGC") canceled in connection with a Chapter 11 plan of reorganization for NGC consummated in July 1993. The named plaintiff in the State Court action also filed an adversary proceeding in the Bankruptcy Court for the Northern District of Texas seeking a declaratory judgment that the confirmed NGC plan of reorganization does not bar the class action claims. Subsequent to the consummation of NGC's plan of reorganization, NGC's shares traded for values substantially in excess of, and in 1995 NGC was acquired for a value substantially in excess of, the values upon which NGC's plan of reorganization was based. The two actions arise out of DLJSC's activities as financial advisor to NGC in the course of NGC's Chapter 11 reorganization proceedings. The class action complaint alleges that the plan of reorganization submitted by NGC was based upon projections by NGC and DLJSC which intentionally understated forecasts, and provided misleading and incorrect information in order to hide NGC's true value and that defendants breached their fiduciary duties by, among other things, providing false, misleading or incomplete information to deliberately understate the value of NGC. The class action complaint seeks compensatory and punitive damages purportedly sustained by the class. The Texas State Court action, which had been removed to the Bankruptcy Court, has been remanded back to the state court, which remand is being opposed by DLJSC. DLJSC intends to defend itself vigorously against all of the allegations contained in the complaint. Although there can be no assurance, DLJ does not believe that the ultimate outcome of this litigation will have a material adverse effect on its financial condition. Due to the early stage of such litigation, based upon the information currently available to it, DLJ's management cannot make an estimate of loss, if any, or predict whether or not such litigation will have a material adverse effect on DLJ's results of operations in any particular period.

        In November and December 1995, DLJSC, along with various other parties, was named as a defendant in a number of purported class actions filed in the U.S. District Court for the Eastern District of Louisiana. The complaints allege violations of the Federal securities laws arising out of a public offering in 1994 of $435.0 million of first mortgage notes of Harrah's Jazz Company and Harrah's Jazz Finance Corp. The complaints seek to hold DLJSC liable for various alleged misstatements and omissions contained in the prospectus dated November 9, 1994. DLJSC intends to defend itself vigorously against all of the allegations contained in the complaints. Although there can be no assurance, DLJ does not believe that the ultimate outcome of this litigation will have a material adverse effect on its financial condition. Due to the early stage of this litigation, based upon the information currently available to it, DLJ's management cannot make an estimate of loss, if any, or predict whether or not such litigation will have a material adverse effect on DLJ's results of operations in any particular period.

        In addition to the matters described above, Equitable Life and its subsidiaries and DLJ and its subsidiaries are involved in various legal actions and proceedings in connection with their businesses. Some of the actions and proceedings have been brought on behalf of various alleged classes of claimants and certain of these claimants seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on the Company's consolidated financial position or results of operations.

15)     LEASES

        The Company has entered into operating leases for office space and certain other assets, principally data processing equipment and office furniture and equipment. Future minimum payments under noncancelable leases for 1997 and the succeeding four years are $113.7 million, $110.6 million, $100.3 million, $72.3 million, $59.3 million and $427.3 million thereafter. Minimum future sublease rental income on these noncancelable leases for 1997 and the succeeding four years are $9.8 million, $6.0 million, $4.5 million, $2.4 million, $.8 million and $.1 million thereafter.

        At December 31, 1996, the minimum future rental income on noncancelable operating leases for wholly owned investments in real estate for 1997 and the succeeding four years are $263.0 million, $242.1 million, $219.8 million, $194.3 million, $174.6 million and $847.1 million thereafter.

16)     OTHER OPERATING COSTS AND EXPENSES

        Other operating costs and expenses consisted of the following:

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Compensation costs.................................  $       647.3       $      595.9       $      687.5
        Commissions........................................          329.5              314.3              313.0
        Short-term debt interest expense...................            8.0               11.4               19.0
        Long-term debt interest expense....................          137.3              108.1               98.3
        Amortization of policy acquisition costs...........          405.2              317.8              313.4
        Capitalization of policy acquisition costs.........         (391.9)            (391.0)            (410.9)
        Rent expense, net of sub-lease income..............          113.7              109.3              116.0
        Other..............................................          798.9              710.0              721.4
                                                            -----------------   ----------------   -----------------
        Total..............................................  $     2,048.0       $    1,775.8       $    1,857.7
                                                            =================   ================   =================

        During 1996, 1995 and 1994, the Company restructured certain operations in connection with cost reduction programs and recorded pre-tax provisions of $24.4 million, $32.0 million and $20.4 million, respectively. The amounts paid during 1996, associated with cost reduction programs, totaled $17.7 million. At December 31, 1996, the liabilities associated with cost reduction programs amounted to $44.5 million. The 1996 cost reduction program included restructuring costs related to the consolidation of insurance operations' service centers. The 1995 cost reduction program included relocation expenses, including the accelerated amortization of building improvements associated with the relocation of the home office. The 1994 cost reduction program included costs associated with the termination of operating leases and employee severance benefits in connection with the consolidation of 16 insurance agencies. Amortization of DAC included $145.0 million writeoff of DAC related to DI contracts in the fourth quarter of 1996.

17)     INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

        Equitable Life is restricted as to the amounts it may pay as dividends to the Holding Company. Under the New York Insurance Law, the Superintendent has broad discretion to determine whether the financia1 condition of a stock life insurance company would support the payment of dividends to its shareholders. For 1996, 1995 and 1994, statutory net (loss) earnings totaled $(351.1) million, $(352.4) million and $67.5 million, respectively. No amounts are expected to be available for dividends from Equitable Life to the Holding Company in 1997.

        At December 31, 1996, the Insurance Group, in accordance with various government and state regulations, had $21.9 million of securities deposited with such government or state agencies.

        Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from GAAP. The New York Insurance Department (the "Department") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, for determining its solvency under the New York Insurance Law, and for determining whether its financial condition warrants the payment of a dividend to its stockholders. No consideration is given by the Department to financial statements prepared in accordance with GAAP in making such determinations. The following reconciles the Company's statutory change in surplus and capital stock and statutory surplus and capital stock determined in accordance with accounting practices prescribed by the Department with net earnings and equity on a GAAP basis.

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Net change in statutory surplus and capital stock..  $        56.0       $       78.1       $      292.4
        Change in asset valuation reserves.................          (48.4)             365.7             (285.2)
                                                            -----------------   ----------------   -----------------
        Net change in statutory surplus, capital stock
          and asset valuation reserves.....................            7.6              443.8                7.2
        Adjustments:
          Future policy benefits and policyholders'
            account balances...............................         (298.5)             (66.0)              (5.3)
          DAC..............................................          (13.3)              73.2               97.5
          Deferred Federal income taxes....................          108.0             (158.1)             (58.7)
          Valuation of investments.........................          289.8              189.1               45.2
          Valuation of investment subsidiary...............         (117.7)            (188.6)             396.6
          Limited risk reinsurance.........................           92.5              416.9               74.9
          Contribution from the Holding Company............            -                  -               (300.0)
          Issuance of surplus notes........................            -               (538.9)               -
          Postretirement benefits..........................           28.9              (26.7)              17.1
          Other, net.......................................           12.4              115.1              (44.0)
          GAAP adjustments of Closed Block.................           (9.8)              15.7               (9.5)
          GAAP adjustments of discontinued GIC
            Segment........................................          (89.6)              37.3               42.8
                                                            -----------------   ----------------   -----------------
        Net Earnings of the Insurance Group................  $        10.3       $      312.8       $      263.8
                                                            =================   ================   =================

                                                                                 DECEMBER 31,
                                                            --------------------------------------------------------
                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Statutory surplus and capital stock................  $     2,258.9       $    2,202.9       $    2,124.8
        Asset valuation reserves...........................        1,297.5            1,345.9              980.2
                                                            -----------------   ----------------   -----------------
        Statutory surplus, capital stock and asset
          valuation reserves...............................        3,556.4            3,548.8            3,105.0
        Adjustments:
          Future policy benefits and policyholders'
            account balances...............................       (1,305.0)          (1,006.5)            (940.5)
          DAC..............................................        3,104.9            3,075.8            3,219.4
          Deferred Federal income taxes....................         (306.1)            (452.0)             (29.4)
          Valuation of investments.........................          286.8              417.7             (794.1)
          Valuation of investment subsidiary...............         (782.8)            (665.1)            (476.5)
          Limited risk reinsurance.........................         (336.5)            (429.0)            (845.9)
          Issuance of surplus notes........................         (539.0)            (538.9)               -
          Postretirement benefits..........................         (314.4)            (343.3)            (316.6)
          Other, net.......................................          126.3                4.4              (79.2)
          GAAP adjustments of Closed Block.................          783.7              830.8              740.4
          GAAP adjustments of discontinued GIC
            Segment........................................         (190.3)            (184.6)            (221.9)
                                                            -----------------   ----------------   -----------------
        Equity of the Insurance Group......................  $     4,084.0       $    4,258.1       $    3,360.7
                                                            =================   ================   =================

18)     BUSINESS SEGMENT INFORMATION

        The Company has two major business segments: Insurance Operations and Investment Services. Interest expense related to debt not specific to either business segment is presented as Corporate interest expense. Information for all periods is presented on a comparable basis.

        The Insurance Operations segment offers a variety of traditional, variable and interest-sensitive life insurance products, disability income, annuity products, mutual fund and other investment products to individuals and small groups and administers traditional participating group annuity contracts with conversion features, generally for corporate qualified pension plans, and association plans which provide full service retirement programs for individuals affiliated with professional and trade associations. This segment includes Separate Accounts for individual insurance and annuity products.

        The Investment Services segment provides investment fund management, primarily to institutional clients. This segment includes the Company's equity interest in DLJ and Separate Accounts which provide various investment options for group clients through pooled or single group accounts.

        Intersegment investment advisory and other fees of approximately $127.5 million, $124.1 million and $135.3 million for 1996, 1995 and 1994, respectively, are included in total revenues of the Investment Services segment. These fees, excluding amounts related to the discontinued GIC Segment of $15.7 million, $14.7 million and $27.4 million for 1996, 1995 and 1994, respectively, are eliminated in consolidation.

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Revenues
        Insurance operations...............................  $     3,742.9       $    3,614.6       $    3,507.4
        Investment services................................        1,126.1              949.1              935.2
        Consolidation/elimination..........................          (24.5)             (34.9)             (27.2)
                                                            -----------------   ----------------   -----------------
        Total..............................................  $     4,844.5       $    4,528.8       $    4,415.4
                                                            =================   ================   =================
        Earnings (loss) from continuing  operations
          before Federal income taxes, minority interest
          and cumulative effect of accounting change
        Insurance operations...............................  $       (36.6)      $      303.1       $      327.5
        Investment services................................          311.9              224.0              227.9
        Consolidation/elimination..........................             .2               (3.1)                .3
                                                            -----------------   ----------------   -----------------
              Subtotal.....................................          275.5              524.0              555.7
        Corporate interest expense.........................          (66.9)             (27.9)            (114.2)
                                                            -----------------   ----------------   -----------------
        Total..............................................  $       208.6       $      496.1       $      441.5
                                                            =================   ================   =================

                                                   DECEMBER 31,
                                        ------------------------------------
                                             1996                1995
                                        ----------------   -----------------
                                                   (IN MILLIONS)

        Assets
        Insurance operations...........  $    60,464.9      $    56,720.5
        Investment services............       13,542.5           12,842.9
        Consolidation/elimination......         (399.6)            (354.4)
                                        ----------------   -----------------
        Total..........................  $    73,607.8      $    69,209.0
                                        ================   =================

19)     QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

        The quarterly results of operations for 1996 and 1995, are summarized below:

                                                                      THREE MONTHS ENDED
                                       ------------------------------------------------------------------------------
                                           MARCH 31           JUNE 30           SEPTEMBER 30          DECEMBER 31
                                       -----------------  -----------------   ------------------   ------------------
                                                                        (IN MILLIONS)
        1996
        ----
        Total Revenues................  $     1,169.7      $     1,193.6       $    1,193.6         $    1,287.6
                                       =================  =================   ==================   ==================
        Earnings (Loss) from
          Continuing Operations
          before Cumulative Effect
          of Accounting Change........  $        94.8      $        87.1       $       93.2         $     (157.9)
                                       =================  =================   ==================   ==================
        Net Earnings (Loss)...........  $        71.7      $        87.1       $       93.2         $     (241.7)
                                       =================  =================   ==================   ==================
        1995
        ----
        Total Revenues................  $     1,079.1      $     1,164.0       $    1,138.8         $    1,146.9
                                       =================  =================   ==================   ==================
        Net Earnings..................  $        66.3      $       101.7       $      100.2         $       44.6
                                       =================  =================   ==================   ==================

        The quarterly results of operations for 1996 and 1995 have been restated to reflect the Company's accounting change adopted in the fourth quarter of 1996 for long-duration participating life contracts in accordance with the provisions prescribed by SFAS No. 120. Net earnings for the three months ended December 31, 1996 includes a charge of $339.3 million related to writeoffs of DAC on DI contracts of $94.3 million, reserve strengthening on DI business of $113.7 million, pension par of $47.5 million and the discontinued GIC Segment of $83.8 million.

20)     INVESTMENT IN DLJ

        On December 15, 1993, the Company sold a 61% interest in DLJ to the Holding Company for $800.0 million in cash and securities. The excess of the proceeds over the book value in DLJ at the date of sale of $340.2 million has been reflected as a capital contribution. In 1995, DLJ completed the initial public offering ("IPO") of 10.58 million shares of its common stock, which included 7.28 million of the Holding Company's shares in DLJ, priced at $27 per share. Concurrent with the IPO, the Company contributed equity securities to DLJ having a market value of $21.2 million. Upon completion of the IPO, the Company's ownership percentage was reduced to 36.1%. The Company's ownership interest will be further reduced upon the issuance of common stock after the vesting of forfeitable restricted stock units acquired by and/or the exercise of options granted to certain DLJ employees. DLJ restricted stock units represents forfeitable rights to receive approximately 5.2 million shares of DLJ common stock through February 2000.

        The results of operations of DLJ are accounted for on the equity basis and are included in commissions, fees and other income in the consolidated statements of earnings. The Company's carrying value of DLJ is included in investment in and loans to affiliates in the consolidated balance sheets.

        Summarized balance sheets information for DLJ, reconciled to the Company's carrying value of DLJ, are as follows:

                                                                                           DECEMBER 31,
                                                                                ------------------------------------
                                                                                     1996                1995
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)
        Assets:
        Trading account securities, at market value............................  $   15,728.1       $   10,821.3
        Securities purchased under resale agreements...........................      20,598.7           18,748.2
        Broker-dealer related receivables......................................      16,525.9           13,023.7
        Other assets...........................................................       2,651.0            1,983.3
                                                                                ----------------   -----------------
        Total Assets...........................................................  $   55,503.7       $   44,576.5
                                                                                ================   =================
        Liabilities:
        Securities sold under repurchase agreements............................  $   29,378.3       $   26,744.8
        Broker-dealer related payables.........................................      19,409.7           12,915.5
        Short-term and long-term debt..........................................       2,704.5            1,742.0
        Other liabilities......................................................       2,164.0            1,750.5
                                                                                ----------------   -----------------
        Total liabilities......................................................      53,656.5           43,152.8
        Cumulative exchangeable preferred stock................................           -                225.0
        DLJ's company-obligated mandatorily redeemed preferred
          securities of subsidiary trust holding solely debentures of DLJ......         200.0                -
        Total shareholders' equity.............................................       1,647.2            1,198.7
                                                                                ----------------   -----------------
        Total Liabilities, Cumulative Exchangeable Preferred Stock and
          Shareholders' Equity.................................................  $   55,503.7       $   44,576.5
                                                                                ================   =================
        DLJ's equity as reported...............................................  $    1,647.2       $    1,198.7
        Unamortized cost in excess of net assets acquired in 1985
          and other adjustments................................................          23.9               40.5
        The Holding Company's equity ownership in DLJ..........................        (590.2)            (499.0)
        Minority interest in DLJ...............................................        (588.6)            (324.3)
                                                                                ----------------   -----------------
        The Company's Carrying Value of DLJ....................................  $      492.3       $      415.9
                                                                                ================   =================

        Summarized statements of earnings information for DLJ reconciled to the Company's equity in earnings of DLJ is as follows:

                                                                                     1996                1995
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)
        Commission, fees and other income......................................  $    1,818.2       $    1,325.9
        Net investment income..................................................       1,074.2              904.1
        Dealer, trading and investment gains, net..............................         598.4              528.6
                                                                                ----------------   -----------------
        Total revenues.........................................................       3,490.8            2,758.6
        Total expenses including income taxes..................................       3,199.5            2,579.5
                                                                                ----------------   -----------------
        Net earnings...........................................................         291.3              179.1
        Dividends on preferred stock...........................................          18.7               19.9
                                                                                ----------------   -----------------
        Earnings Applicable to Common Shares...................................  $      272.6       $      159.2
                                                                                ================   =================
        DLJ's earnings applicable to common shares as reported.................  $      272.6       $      159.2
        Amortization of cost in excess of net assets acquired in 1985..........          (3.1)              (3.9)
        The Holding Company's equity in DLJ's earnings.........................        (107.8)             (90.4)
        Minority interest in DLJ...............................................         (73.4)              (6.5)
                                                                                ----------------   -----------------
        The Company's Equity in DLJ's Earnings.................................  $       88.3       $       58.4
                                                                                ================   =================

21)     ACCOUNTING FOR STOCK-BASED COMPENSATION

        The Holding Company sponsors a stock option plan for employees of Equitable Life. DLJ and Alliance each sponsor their own stock option plans for certain employees. The Company elected to continue to account for stock-based compensation using the intrinsic value method prescribed in APB Opinion No. 25. Had compensation expense of the Company's stock option incentive plans for options granted after December 31, 1994 been determined based on the estimated fair value at the grant dates for awards under those plans, the Company's pro forma net earnings for 1996 and 1995 would have been as follows:

                                    1996              1995
                               ---------------   ---------------
                                        (IN MILLIONS)
        Net Earnings
          As Reported.........  $       10.3      $     312.8
          Pro Forma...........  $        3.2      $     311.3

        The fair value of options and units granted after December 31, 1994, used as a basis for the above pro forma disclosures, was estimated as of the date of grants using Black-Scholes option pricing models. The option and unit pricing assumptions for 1996 and 1995 are as follows:

                                      HOLDING COMPANY                    DLJ                        ALLIANCE
                                  -------------------------   --------------------------  -----------------------------
                                     1996          1995          1996          1995           1996            1995
                                  -----------   -----------   -----------   ------------  -------------   -------------
        Dividend yield...........     0.80%         0.96%         1.54%         1.85%         8.0%            8.0%
        Expected volatility......    20.00%        20.00%        25.00%        25.00%        23.00%          23.00%
        Risk-free interest rate..     5.92%         6.83%         6.07%         5.86%         5.80%           6.00%

        Expected Life............  5 YEARS       5 years       5 YEARS        5 years      7.43 YEARS      7.43 years
        Weighted fair value
          per option granted.....    $6.94         $5.90         $9.35          -            $2.69           $2.24

        A summary of the Holding Company and DLJ stock option plans and Alliance's Unit option plans are as follows:

                                          HOLDING COMPANY                       DLJ                           ALLIANCE
                                    -----------------------------   -----------------------------   -----------------------------
                                                      Options                         Options                         Options
                                                    Outstanding                     Outstanding                     Outstanding
                                                      Weighted                        Weighted                        Weighted
                                                      Average                         Average                         Average
                                      Shares         Exercise          Shares        Exercise           Units         Exercise
                                    (In Millions)      Price        (In Millions)     Price         (In Millions)      Price
                                    -------------   -------------   -------------   -------------   -------------   -------------
        Balance as of
          January 1, 1994........         6.1                             -                               3.2
          Granted................          .7                             -                               1.2
          Exercised..............         -                               -                               (.5)
          Forfeited..............         -                               -                               (.1)
                                    -------------                   -------------                   -------------
        Balance as of
          December 31, 1994......         6.8                             -                               3.8
          Granted................          .4                             9.2                             1.8
          Exercised..............         (.1)                            -                               (.5)
          Expired................         (.1)                            -                               -
          Forfeited..............         (.3)                            -                               (.3)
                                    -------------                   -------------                   -------------
        Balance as of
          December 31, 1995......         6.7           $20.27            9.2          $27.00             4.8           $17.72
          Granted................          .7           $24.94            2.1          $32.54              .7           $25.12
          Exercised..............         (.1)          $19.91            -              -                (.4)          $13.64
          Expired................         (.6)          $20.21            -              -                -               -
          Forfeited..............         -               -               (.2)         $27.00             (.1)          $19.32
                                    -------------                   -------------                   -------------
        Balance as of
          December 31, 1996......         6.7           $20.79           11.1          $28.06             5.0           $19.07
                                    =============   =============   =============   =============   =============   =============

        Information with respect to stock and unit options outstanding and exercisable at December 31, 1996 is as follows:

                                      Options Outstanding                                          Options Exercisable
        -------------------------------------------------------------------------------    --------------------------------------
                                                       Weighted
                                                        Average           Weighted                                 Weighted
              Range of               Number            Remaining           Average               Number             Average
              Exercise            Outstanding         Contractual         Exercise            Exercisable           Exercise
               Prices            (In Millions)        Life (Years)          Price            (In Millions)           Price
        ---------------------   -----------------   ---------------   -----------------    -------------------   ----------------
               Holding
               Company
        ---------------------
        $18.125-$27.75                 6.7                 7.00             $20.79                3.4                $20.18
                                =================   ===============   =================    ===================   ================

                 DLJ
        ---------------------
        $27.00-$33.50                 11.1                 9.00             $28.06                -                    -
                                =================   ===============   =================    ===================   ================

              Alliance
        ---------------------
        $ 6.0625-$15.9375              1.3                 4.76             $12.97                1.2                $12.58
        $16.3125-$19.75                1.1                 8.19             $19.13                 .2                $18.69
        $19.875 -$19.875               1.0                 7.36             $19.88                 .4                $19.88
        $20.75  -$24.375                .9                 8.46             $22.05                 .3                $21.84
        $24.375 -$25.125                .7                 9.96             $25.13                -                    -
                                -----------------                                          -------------------
        $ 6.0625-$25.125               5.0                 7.43             $19.07                2.1                $15.84
                                =================   ===============   =================    ===================   ================

                                             Filed Pursuant to Rule 497(c)
                                             Registration File No.: 33-83750

                        INCOME MANAGER(SM) ROLLOVER IRA
                     STATEMENT OF ADDITIONAL INFORMATION

                                 MAY 1, 1997
-----------------------------------------------------------------------------

                           COMBINATION VARIABLE AND
                     FIXED DEFERRED ANNUITY CERTIFICATES
                              FUNDED THROUGH THE
                               INVESTMENT FUNDS
                          OF SEPARATE ACCOUNT NO. 45

                                                  EQUITY SERIES
-------------------------------------------------------------------------------------------------------------------------
 DOMESTIC EQUITY                       INTERNATIONAL EQUITY                          AGGRESSIVE EQUITY
 Alliance Common Stock                 Alliance Global                               Alliance Aggressive Stock
 Alliance Growth & Income              Alliance International                        Alliance Small Cap Growth
 EQ/Putnam Growth & Income Value       Morgan Stanley Emerging Markets Equity*       MFS Emerging Growth Companies
 MFS Research                          T. Rowe Price International Stock             Warburg Pincus Small Company Value
 Merrill Lynch Basic Value Equity
 T. Rowe Price Equity Income           * Available on or about September 2, 1997.
 ------------------------------------------------------------------------------------------------------------------------

       ASSET ALLOCATION SERIES                                    FIXED INCOME SERIES
-----------------------------------  -----------------------------------------------------------------------------------
ALLIANCE CONSERVATIVE INVESTORS          AGGRESSIVE FIXED INCOME         DOMESTIC FIXED INCOME
Alliance Growth Investors                Alliance High Yield             Alliance Intermediate Government Securities
EQ/Putnam Balanced                                                       Alliance Money Market
Merrill Lynch World Strategy
-----------------------------------  -----------------------------------------------------------------------------------

                                  ISSUED BY:
          THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

           Home Office:        1290 Avenue of the Americas, New York, NY 10104
           Processing Office:  Post Office Box 1547, Secaucus, NJ 07096-1547

This statement of additional information (SAI) is not a prospectus. It should be read in conjunction with the Separate Account No. 45 prospectus supplement for the Rollover IRA, dated May 1, 1997 and the prospectus for the Rollover IRA, dated May 1, 1996. Definitions of special terms used in the SAI are found in the prospectus.

   A copy of the prospectus is available free of charge by writing the Processing Office, by calling 1-800-789-7771, toll-free, or by contacting your Registered Representative.

                     STATEMENT OF ADDITIONAL INFORMATION
                              TABLE OF CONTENTS

                                                                                             PAGE
----------------------------------------------------------------------------------------- --------
Part 1 Minimum Distribution Withdrawals                                                       2
----------------------------------------------------------------------------------------- --------
Part 2 Accumulation Unit Values                                                               2
----------------------------------------------------------------------------------------- --------
Part 3 Annuity Unit Values                                                                    2
----------------------------------------------------------------------------------------- --------
Part 4 Custodian and Independent Accountants                                                  3
----------------------------------------------------------------------------------------- --------
Part 5 Alliance Money Market Fund and Alliance Intermediate Government Securities Fund
        Yield Information                                                                     3
----------------------------------------------------------------------------------------- --------
Part 6 Long-Term Market Trends                                                                5
----------------------------------------------------------------------------------------- --------
Part 7 Financial Statements                                                                   7
----------------------------------------------------------------------------------------- --------


  Copyright 1997. The Equitable Life Assurance Society of the United States,
                          New York, New York 10104.
 All rights reserved. Income Manager is a service mark of The Equitable Life
                   Assurance Society of the United States.

PART 1 -MINIMUM DISTRIBUTION WITHDRAWALS

If you elect Minimum Distribution Withdrawals described in Part 6 of the prospectus, each year we calculate the Minimum Distribution Withdrawal amount by using the value of your IRA as of December 31 of the prior calendar year. We then calculate the minimum distribution amount based on the various choices you make. This calculation takes into account withdrawals made during the current calendar year but prior to the date we determine your Minimum Distribution Withdrawal amount, except that when Minimum Distribution Withdrawals are elected in the year in which you attain age 71 1/2, no adjustment will be made for any withdrawals made between January 1 and April 1 in satisfaction of the minimum distribution requirement for the prior year.

An election can also be made (1) to have us recalculate your life expectancy, or joint life expectancies, each year or (2) to have us determine your life expectancy, or joint life expectancies, once and then subtract one year, each year, from that amount. The joint life options are only available if the spouse is the beneficiary. However, if you first elect Minimum Distribution Withdrawals after April 1 of the year following the calendar year in which you attain age 70 1/2, option (1) will apply.


PART 2 -ACCUMULATION UNIT VALUES

Accumulation Unit Values are determined at the end of each Valuation Period for each of the Investment Funds. Other annuity contracts and certificates which may be offered by us will have their own accumulation unit values for the Investment Funds which may be different from those for the Rollover IRA.

The Accumulation Unit Value for an Investment Fund for any Valuation Period is equal to the Accumulation Unit Value for the preceding Valuation Period multiplied by the Net Investment Factor for that Investment Fund for that Valuation Period. The NET INVESTMENT FACTOR is (a/b) - c where:


(a) is the value of the Investment Fund's shares of the corresponding Portfolio at the end of the Valuation Period before giving effect to any amounts allocated to or withdrawn from the Investment Fund for the Valuation Period. For this purpose, we use the share value reported to us by HR Trust or EQ Trust, as applicable.

(b) is the value of the Investment Fund's shares of the corresponding Portfolio at the end of the preceding Valuation Period (after any amounts allocated or withdrawn for that Valuation Period).

(c) is the daily Separate Account mortality and expense risk charge and asset based administrative charge relating to the Certificates, times the number of calendar days in the Valuation Period. These daily charges are at an effective annual rate not to exceed a total of 1.15%.


PART 3 -ANNUITY UNIT VALUES

The annuity unit value was fixed at $1.00 on May 1, 1995 for Certificates with assumed base rates of net investment return of both 5% and 3 1/2% a year. For each Valuation Period after that date, it is the annuity unit value for the immediately preceding Valuation Period multiplied by the adjusted Net Investment Factor under the Certificate. For each Valuation Period, the adjusted Net Investment Factor is equal to the Net Investment Factor reduced for each day in the Valuation Period by:

o .00013366 of the Net Investment Factor if the assumed base rate of net investment return is 5% a year; or

o .00009425 of the Net Investment Factor if the assumed base rate of net investment return is 3 1/2%.

Because of this adjustment, the annuity unit value rises and falls depending on whether the actual rate of net investment return (after deduction of charges) is higher or lower than the assumed base rate.

All Certificates have a 5% assumed base rate of net investment return, except in states where that rate is not permitted. Annuity payments under Certificates with an assumed base rate of 3 1/2% will at first be smaller than those under Certificates with a 5% assumed base rate. Payments under the 3 1/2% Certificates, however, will rise more rapidly when unit values are rising, and payments will fall more slowly when unit values are falling than those under 5% Certificates.

The amounts of variable annuity payments are determined as follows:

Payments normally start on the Business Day specified on your election form, or on such other future date as specified therein and are made on a monthly basis. The first three payments are of equal amounts. Each of the first three payments will be based on the amount specified in the Tables of Guaranteed Annuity Payments in the Certificate.

The first three payments depend on the assumed base rate of net investment return and the form of annuity chosen (and any fixed period). If the annuity involved a life contingency, the risk class and the age of the annuitants will affect payments.

The amount of the fourth and each later payment will vary according to the investment performance of the Alliance Common Stock Fund. Each monthly payment will be calculated by multiplying the number of annuity units credited by the average annuity unit value for the second calendar month immediately preceding the due date of the payment. The number of units is calculated by dividing the first monthly payment by the annuity unit value for the Valuation Period which includes the due date of the first monthly payment. The average annuity unit value is the average of the annuity unit values for the Valuation Periods ending in that month. Variable income annuities may also be available by separate prospectus through the Alliance Common Stock or other Funds of other separate accounts we offer.

Illustration of Changes in Annuity Unit Values. To show how we determine variable annuity payments from month to month, assume that the Annuity Account Value on an Annuity Commencement Date is enough to fund an annuity with a monthly payment of $363 and that the annuity unit value for the Valuation Period that includes the due date of the first annuity payment is $1.05. The number of annuity units credited under the contract would be
345.71 (363 divided by 1.05 = 345.71).

If the fourth monthly payment is due in March, and the average annuity unit value for January was $1.10, the annuity payment for March would be the number of units (345.71) times the average annuity unit value ($1.10), or $380.28. If the average annuity unit value was $1 in February, the annuity payment for April would be 345.71 times $1, or $345.71.

PART 4 -CUSTODIAN AND INDEPENDENT ACCOUNTANTS

Equitable Life is the custodian for shares of the HR Trust and EQ Trust owned by the Separate Account.

The financial statements of the Separate Account for the period ended December 31, 1996 and 1995, and the consolidated financial statements and consolidated financial statement schedules of Equitable Life at December 31, 1996 and 1995 and for each of the three years ended December 31, 1996 included in the SAI have been audited by Price Waterhouse LLP.

The financial statements of the Separate Account for the period ended December 31, 1996 and 1995, and the consolidated financial statements and consolidated financial statement schedules of Equitable Life at December 31, 1996 and 1995 and for each of the three years ended December 31, 1996 included in this SAI have been so included in reliance on the reports of Price Waterhouse LLP, independent accountants, given on the authority of such firm as experts in accounting and auditing.


PART 5 -ALLIANCE MONEY MARKET FUND AND ALLIANCE INTERMEDIATE
 GOVERNMENT SECURITIES FUND YIELD INFORMATION

Alliance Money Market Fund

The Alliance Money Market Fund calculates yield information for seven-day periods. The seven-day current yield calculation is based on a hypothetical Certificate with one Accumulation Unit at the beginning of the period. To determine the seven-day rate of return, the net change in the Accumulation Unit Value is computed by subtracting the Accumulation Unit Value at the beginning of the period from an Accumulation Unit Value, exclusive of capital changes, at the end of the period.

The net change is then reduced by the average contract fee factor (explained below). This reduction is made to recognize the deduction of the annual contract fee, which is not reflected in the unit value. See "Annual Contract Fee" in Part 7 of the prospectus.

Accumulation Unit Values reflect all other accrued expenses of the Alliance Money Market Fund but do not reflect the distribution fee, the withdrawal charge, the guaranteed minimum death benefit charge or any charges for applicable taxes such as state or local premium taxes.

The adjusted net change is divided by the Accumulation Unit Value at the beginning of the period to obtain the adjusted base period rate of return. This seven-day adjusted base period return is then multiplied by 365/7 to produce an annualized seven-day current yield figure carried to the nearest one-hundredth of one percent.

The actual dollar amount of the annual contract fee that is deducted from the Alliance Money Market Fund will vary for each Certificate depending upon the percentage of the Annuity Account Value allocated to the Alliance Money Market Fund. To determine the effect of the annual contract fee on the yield, we start with the total dollar amounts of the charges deducted from the Fund during the 12-month period ending on the last day of the prior year. The amount is multiplied by 7/365 to produce an average contract fee factor which is used in all weekly yield computations for the ensuing year. The average contract fee factor is then divided by the number of Rollover IRA Alliance Money Market Fund Accumulation Units as of the end of the prior calendar year, and the resulting quotient is deducted from the net change in Accumulation Unit Value for the seven-day period.

The effective yield is obtained by modifying the current yield to give effect to the compounding nature of the Alliance Money Market Fund's investments, as follows: the unannualized adjusted base period return is compounded by adding one to the adjusted base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result, i.e., effective yield = (base period return + 1 ) 365/7 -- 1. The Alliance Money Market Fund yields will fluctuate daily. Accordingly, yields for any given period are not necessarily representative of future results. In addition, the value of Accumulation Units of the Alliance Money Market Fund will fluctuate and not remain constant.

Alliance Intermediate Government Securities Fund

The Alliance Intermediate Government Securities Fund calculates yield information for 30-day periods. The 30-day current yield calculation is based on a hypothetical Certificate with one Accumulation Unit at the beginning of the period. To determine the 30-day rate of return, the net change in the Accumulation Unit Value is computed by subtracting the Accumulation Unit Value at the beginning of the period from an Accumulation Unit Value, exclusive of capital changes, at the end of the period.

The net change is then reduced by the average contract fee factor (explained below). This reduction is made to recognize the deduction of the annual contract fee, which is not reflected in the unit value. See "Annual Contract Fee" in Part 7 of the prospectus.

Accumulation Unit Values reflect all other accrued expenses of the Alliance Intermediate Government Securities Fund but do not reflect the distribution fee, the withdrawal charge, the guaranteed minimum death benefit charge or any charges for applicable taxes such as state or local premium taxes.

The adjusted net change is divided by the Accumulation Unit Value at the beginning of the period to obtain the adjusted base period rate of return. This 30-day adjusted base period return is then multiplied by 365/30 to produce an annualized 30-day current yield figure carried to the nearest one-hundredth of one percent.

The actual dollar amount of the annual contract fee that is deducted from the Alliance Intermediate Government Securities Fund will vary for each Certificate depending upon the percentage of the Annuity Account Value allocated to the Alliance Intermediate Government Securities Fund. To determine the effect of the annual contract fee on the yield, we start with the total dollar amounts of the charges deducted from the Fund during the 12-month period ending on the last day of the prior year. The amount is multiplied by 30/365 to produce an average contract fee factor which is used in all 30-day yield computations for the ensuing year. The average contract fee is then divided by the number of Rollover IRA Alliance Intermediate Government Securities Fund Accumulation Units as of the end of the prior calendar year, and the resulting quotient is deducted from the net change in Accumulation Unit Value for the 30-day period.

The effective yield is obtained by modifying the current yield to give effect to the compounding nature of the Alliance Intermediate Government Securities Fund's investments, as follows: the unannualized adjusted base period return is compounded by adding one to the adjusted base period return, raising the sum to a power equal to 365 divided by 30, and subtracting one from the result, i.e., effective yield = (base period return + 1) 365/30 -- 1. Alliance Intermediate Government Securities Fund yields will fluctuate daily. Accordingly, yields for any given period are not necessarily representative of future results. In addition, the value of Accumulation Units of the Alliance Intermediate Government Securities Fund will fluctuate and not remain constant.

Alliance Money Market Fund and Alliance Intermediate Government Securities Fund Yield Information

The Alliance Money Market Fund and Alliance Intermediate Government Securities Fund yields reflect charges that are not normally reflected in the yields of other investments and therefore may be lower when compared with yields of other investments. Alliance Money Market Fund and Alliance Intermediate Government Securities Fund yields should not be compared to the return on fixed rate investments which guarantee rates of interest for specified periods, such as the Guarantee Periods. Nor should the yield be compared to the yield of money market funds or government securities funds made available to the general public.

The seven-day current yield for the Alliance Money Market Fund was 4.03% for the period ended December 31, 1996. The effective yield for that period was 4.11%.

The 30-day current yield for the Alliance Intermediate Government Securities Fund was 4.41% for the period ended December 31, 1996. The effective yield for that period was 4.50%.

Because the above yields reflect the deduction of Separate Account expenses, including the annual contract fee, they are lower than the corresponding yield figures for the Alliance Money Market Portfolio and Alliance Intermediate Government Securities Portfolio which reflect only the deduction of HR Trust-level expenses.

PART 6 -LONG-TERM MARKET TRENDS

As a tool for understanding how different investment strategies may affect long-term results, it may be useful to consider the historical returns on different types of assets. The following charts present historical return trends for various types of securities. The information presented, while not directly related to the performance of the Investment Funds, helps to provide a perspective on the potential returns of different asset classes over different periods of time. By combining this information with knowledge of your own financial needs (e.g., the length of time until you retire, your financial requirements at retirement), you may be able to better determine how you wish to allocate contributions among the Investment Funds.

Historically, the long-term investment performance of common stocks has generally been superior to that of long-or short-term debt securities. For those investors who have many years until retirement, or whose primary focus is on long-term growth potential and protection against inflation, there may be advantages to allocating some or all of their Annuity Account Value to those Investment Funds that invest in stocks.

                   Growth of $1 Invested on January 1, 1956
                     (Values are as of last business day)
    [THE FOLLOWING TABLE WAS REPRESENTED AS A STACKED AREA GRAPH IN THE PROSPECTUS]
------------------------------------------     ------------------------------------------
             S&P 500                                        S&P 500
             TOTAL       U.S.                               TOTAL       U.S.
             RETURN      INFLATION                          RETURN      INFLATION
------------------------------------------     ------------------------------------------
             INDEX       VALUE                              INDEX       VALUE
------------------------------------------     ------------------------------------------
Dec 1956      1.07        1.03                 Dec 1976      4.88        2.17
Dec 1957      0.95        1.06                 Dec 1977      4.53        2.31
Dec 1958      1.36        1.08                 Dec 1978      4.83        2.52
Dec 1959      1.53        1.09                 Dec 1979      5.72        2.86
Dec 1960      1.53        1.11                 Dec 1980      7.57        3.21
Dec 1961      1.95        1.12                 Dec 1981      7.20        3.50
Dec 1962      1.78        1.13                 Dec 1982      8.74        3.64
Dec 1963      2.18        1.15                 Dec 1983     10.71        3.77
Dec 1964      2.54        1.16                 Dec 1984     11.38        3.92
Dec 1965      2.86        1.19                 Dec 1985     15.04        4.07
Dec 1966      2.57        1.23                 Dec 1986     17.81        4.12
Dec 1967      3.18        1.26                 Dec 1987     18.75        4.30
Dec 1968      3.34        1.32                 Dec 1988     21.90        4.49
Dec 1969      3.24        1.40                 Dec 1989     28.79        4.70
Dec 1970      3.37        1.48                 Dec 1990     27.88        4.99
Dec 1971      3.85        1.53                 Dec 1991     36.40        5.14
Dec 1972      4.58        1.58                 Dec 1992     39.19        5.29
Dec 1973      3.91        1.72                 Dec 1993     43.10        5.43
Dec 1974      2.87        1.83                 Dec 1994     43.67        5.58
Dec 1975      3.94        2.07                 Dec 1995     60.01        5.72
                                               Dec 1996     73.86        5.92
------------------------------------------
[BLACK] Common Stock   [WHITE] Inflation

Source: Ibbotson Associates, Inc. See discussion and information preceding and following chart on next page.

Over shorter periods of time, however, common stocks tend to be subject to more dramatic changes in value than fixed income (debt) securities. Investors who are nearing retirement age, or who have a need to limit short-term risk, may find it preferable to allocate a smaller percentage of their Annuity Account Value to those Investment Funds that invest in common stocks. The following graph illustrates the monthly fluctuations in value of $1 based on monthly returns of the Standard & Poor's 500 during 1990, a year that represents more typical volatility than 1996.

                   Growth of $1 Invested on January 1, 1990
                    (Values are as of last business date)


[THE FOLLOWING TABLE WAS REPRESENTED AS A SCATTER
GRAPH IN THE PROSPECTUS]

------------------------------------------
                                S&P 500
                U.S. IT         TOTAL
                GVT TR          RETURN
------------------------------------------
                INDEX           INDEX
------------------------------------------
Jan 1990        0.99            0.93
Feb 1990        0.99            0.94
Mar 1990        0.99            0.97
Apr 1990        0.98            0.95
May 1990        1.01            1.04
Jun 1990        1.02            1.03
Jul 1990        1.04            1.03
Aug 1990        1.03            0.93
Sep 1990        1.04            0.89
Oct 1990        1.06            0.89
Nov 1990        1.08            0.94
Dec 1990        1.10            0.97

  Common Stock  Intermediate-Term Govt. Bonds

[END OF GRAPHICALLY REPRESENTED DATA]


Source: Ibbotson Associates, Inc. See discussion and information preceding and following chart.

The following chart illustrates average annual rates of return over selected time periods between December 31, 1926 and December 31, 1996 for different types of securities: common stocks, long-term government bonds, long-term corporate bonds, intermediate-term govern-ment bonds and U.S. Treasury Bills. For comparison purposes, the Consumer Price Index is shown as a measure of inflation. The average annual returns shown in the chart reflect capital appreciation and assume the reinvestment of dividends and interest. No investment management fees or expenses, and no charges typically associated with deferred annuity products, are reflected.

The information presented is merely a summary of past experience for unmanaged groups of securities and is neither an estimate nor guarantee of future performance. Any invest ment in securities, whether equity or debt, involves varying degrees of potential risk, in addition to offering varying degrees of potential reward.

The rates of return illustrated do not represent returns of the Separate Account. In addition, there is no assurance that the performance of the Investment Funds will correspond to rates of return such as those illustrated in the chart.

For a comparative illustration of performance results of the Investment Funds (which reflect the trusts, and Separate Account charges), see the supplement to the prospectus.

                                MARKET TRENDS:
                     ILLUSTRATIVE ANNUAL RATES OF RETURN

                                                       LONG-TERM   INTERMEDIATE-
  FOR THE FOLLOWING PERIODS     COMMON    LONG-TERM    CORPORATE       TERM        U.S. TREASURY    CONSUMER
        ENDING 12/31/96         STOCKS   GOVT. BONDS     BONDS      GOVT. BONDS        BILLS       PRICE INDEX
----------------------------- -------- ------------- ----------- --------------- --------------- -------------
1 Year                          23.07%      (0.93)%      1.40%         2.10%           5.21%          3.58%
3 Years                         19.66        6.36        6.72          4.19            4.90           2.93
5 Years                         15.20        8.98        8.52          6.17            4.22           2.89
10 Years                        15.28        9.39        9.48          7.77            5.46           3.70
20 Years                        14.55        9.54        9.71          9.14            7.28           5.15
30 Years                        11.85        7.75        8.24          8.27            6.73           5.39
40 Years                        11.18        6.51        6.99          7.08            5.80           4.47
50 Years                        12.59        5.33        5.76          5.89            4.89           4.08
60 Years                        11.19        5.06        5.38          5.32            4.10           4.13
Since 12/31/26                  10.71        5.08        5.64          5.21            3.74           3.12
Inflation adjusted since 1926    7.36        1.90        2.44          2.02            0.60             --

SOURCE: Ibbotson, Roger G., and Rex A. Sinquefield, Stocks, Bonds, Bills, and Inflation (SBBI), 1982, updated in Stocks, Bonds, Bills and Inflation 1997 Yearbook(Trademark), Ibbotson Associates, Inc., Chicago. All rights reserved.

COMMON STOCKS (S&P 500)--Standard and Poor's Composite Index, an unmanaged weighted index of the stock performance of 500 industrial, transportation, utility and financial companies.

LONG-TERM GOVERNMENT BONDS--Measured using a one-bond portfolio constructed each year containing a bond with approximately a twenty year maturity and a reasonably current coupon.

LONG-TERM CORPORATE BONDS--For the period 1969-1996, represented by the Salomon Brothers Long-term, High-Grade Corporate Bond Index; for the period 1946-1968, the Salomon Brothers Index was backdated using Salomon Brothers monthly yield data and a methodology similar to that used by Salomon Brothers for 1969-1996; for the period 1927-1945, the Standard and Poor's monthly High-Grade Corporate Composite yield data were used, assuming a 4 percent coupon and a twenty year maturity.

INTERMEDIATE-TERM GOVERNMENT BONDS--Measured by a one-bond portfolio constructed each year containing a bond with approximately a five year maturity.

U. S. TREASURY BILLS--Measured by rolling over each month a one-bill portfolio containing, at the beginning of each month, the bill having the shortest maturity not less than one month.

INFLATION--Measured by the Consumer Price Index for all Urban Consumers (CPI-U), not seasonally adjusted.

PART 7 -FINANCIAL STATEMENTS

The consolidated financial statements of The Equitable Life Assurance Society of the United States included herein should be considered only as bearing upon the ability of Equitable Life to meet its obligations under the Certifi-cates. There are no financial statements for the Investment Funds of the Separate Account investing in the Alliance Small Cap Growth and Alliance High Yield Portfolios of HR Trust and Class IB shares of EQ Trust as the Separate Account did not invest in such shares prior to the date of the prospectus supplement and SAI.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
The Equitable Life Assurance Society of the United States and Contractowners of Separate Account No. 45 of The Equitable Life Assurance Society of the United States

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the Money Market Fund, Intermediate Government Securities Fund, Growth & Income Fund, Common Stock Fund, Global Fund, International Fund, Aggressive Stock Fund, Conservative Investors Fund and Growth Investors Fund, separate investment funds of The Equitable Life Assurance Society of the United States ("Equitable Life") Separate Account No. 45 at December 31, 1996, the results of each of their operations and changes in each of their net assets for the periods indicated, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Equitable Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of shares in The Hudson River Trust at December 31, 1996 with the transfer agent, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
New York, New York
February 10, 1997

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT 45

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1996

                                             INTERMEDIATE
                                    MONEY     GOVERNMENT   GROWTH &     COMMON
                                   MARKET     SECURITIES    INCOME       STOCK
                                    FUND         FUND        FUND        FUND
                                ----------- ------------ ----------- -----------
ASSETS
Investments in shares of
 The Hudson River Trust--
 at market value (Note 1)
  Cost:    $32,590,855  ........ $32,392,955
             3,570,593 .........              $3,533,879
             14,345,718.........                          $15,109,954
             74,352,777.........                                      $75,709,230
             15,256,959.........
             8,620,079..........
             43,176,986.........
             7,918,815..........
             24,267,019.........
Receivable for policy related
 transactions ..................     919,631       2,352      217,813     812,700
                                ----------- ------------ ----------- -----------
Total Assets ...................  33,312,586   3,536,231   15,327,767  76,521,930
                                ----------- ------------ ----------- -----------
LIABILITIES
Payable for The Hudson River
 Trust shares purchased ........     934,835       4,273      224,654     853,808
Amount retained by Equitable
 Life in Separate Account 45
 (Note 4) ......................      80,961      55,974       77,185     161,327
                                ----------- ------------ ----------- -----------
Total Liabilities ..............   1,015,796      60,247      301,839   1,015,135
                                ----------- ------------ ----------- -----------
NET ASSETS ATTRIBUTABLE TO
 CONTRACT OWNERS................ $32,296,790  $3,475,984  $15,025,928 $75,506,795
                                =========== ============ =========== ===========
Units Outstanding at December
 31, 1996 (Note 5) .............   1,301,724     252,426    1,055,829     493,651
                                =========== ============ =========== ===========
Unit Value at December 31,
 1996........................... $     24.81  $    13.77  $     14.23 $    152.96
                                =========== ============ =========== ===========

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                                           AGGRESSIVE  CONSERVATIVE   GROWTH
                                   GLOBAL    INTERNATIONAL    STOCK     INVESTORS    INVESTORS
                                    FUND         FUND         FUND         FUND        FUND
                                ----------- ------------- ----------- ------------ -----------
ASSETS
Investments in shares of
 The Hudson River Trust--
 at market value (Note 1)
  Cost:    $32,590,855  ........
             3,570,593 .........
             14,345,718 ........
             74,352,777 ........
             15,256,959......... $15,456,443
             8,620,079..........              $8,651,467
             43,176,986.........                           $41,011,800
             7,918,815..........                                        $7,923,466
             24,267,019.........                                                    $24,108,242
Receivable for policy related
 transactions ..................     206,778      39,027       528,494     190,991      255,852
                                ----------- ------------- ----------- ------------ -----------
Total Assets ...................  15,663,221   8,690,494    41,540,294   8,114,457   24,364,094
                                ----------- ------------- ----------- ------------ -----------
LIABILITIES
Payable for The Hudson River
 Trust shares purchased ........     213,416      43,221       549,556     195,199      269,698
Amount retained by Equitable
 Life in Separate Account 45
 (Note 4) ......................      73,501      63,269       103,486      60,976       86,001
                                ----------- ------------- ----------- ------------ -----------
Total Liabilities ..............     286,917     106,490       653,042     256,175      355,699
                                ----------- ------------- ----------- ------------ -----------
NET ASSETS ATTRIBUTABLE TO
 CONTRACT OWNERS................ $15,376,304  $8,584,004   $40,887,252  $7,858,282  $24,008,395
                                =========== ============= =========== ============ ===========
Units Outstanding at December
 31, 1996 (Note 5) .............     608,877     716,759       620,080     456,627      914,232
                                =========== ============= =========== ============ ===========
Unit Value at December 31,
 1996........................... $     25.25  $    11.98   $     65.94  $    17.21  $     26.26
                                =========== ============= =========== ============ ===========

See Notes to Financial Statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT 45

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1996

                                                           INTERMEDIATE
                                                   MONEY    GOVERNMENT   GROWTH &    COMMON
                                                  MARKET    SECURITIES    INCOME     STOCK
                                                   FUND        FUND        FUND       FUND
                                                --------- ------------ ---------- ----------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Hudson River Trust  ....... $ 973,287   $169,012   $  140,078 $  307,270
 Expenses (Note 3):
 Mortality and expense risk charges ............   182,124     30,204       75,795    350,135
                                                --------- ------------ ---------- ----------
NET INVESTMENT INCOME ..........................   791,163    138,808       64,283    (42,865)
                                                --------- ------------ ---------- ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (NOTE 2):
 Realized gain (loss) on investments ...........    19,803    (21,067)      30,281    249,329
 Realized gain distribution from
  The Hudson River Trust .......................        --         --      663,496  5,761,725
                                                --------- ------------ ---------- ----------
  Net Realized Gain (Loss) .....................    19,803    (21,067)     693,777  6,011,054
                                                --------- ------------ ---------- ----------
 Unrealized appreciation/(depreciation) on
  investments:
 Beginning of period ...........................   (32,003)     4,810       65,829   (147,558)
 End of period .................................  (197,900)   (36,714)     764,236  1,356,453
                                                --------- ------------ ---------- ----------
 Change in unrealized
  appreciation/(depreciation) during the period   (165,897)   (41,524)     698,407  1,504,011
                                                --------- ------------ ---------- ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...................................  (146,094)   (62,591)   1,392,184  7,515,065
                                                --------- ------------ ---------- ----------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS ..................... $ 645,069   $ 76,217   $1,456,467 $7,472,200
                                                ========= ============ ========== ==========

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                                                        AGGRESSIVE  CONSERVATIVE  GROWTH
                                                  GLOBAL  INTERNATIONAL    STOCK     INVESTORS   INVESTORS
                                                   FUND       FUND         FUND         FUND       FUND
                                                -------- ------------- ----------- ------------ ---------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Hudson River Trust  ....... $159,750   $100,654    $    48,668   $249,730  $  364,945
 Expenses (Note 3):
 Mortality and expense risk charges ............   71,437     47,321        170,068     56,301     146,920
                                                -------- ------------- ----------- ------------ ---------
NET INVESTMENT INCOME ..........................   88,313     53,333       (121,400)   193,429     218,025
                                                -------- ------------- ----------- ------------ ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (NOTE 2):
 Realized gain (loss) on investments ...........   68,368    106,050        179,807      1,003      35,624
 Realized gain distribution from
  The Hudson River Trust .......................  474,848    128,244      3,900,528    153,963   1,566,277
                                                -------- ------------- ----------- ------------ ---------
  Net Realized Gain (Loss) .....................  543,216    234,294      4,080,335    154,966   1,601,901
                                                -------- ------------- ----------- ------------ ---------
 Unrealized appreciation/(depreciation) on
  investments:
 Beginning of period ...........................   15,112     15,034       (169,970)    16,872      39,211
 End of period .................................  199,484     31,388     (2,165,186)     4,651    (158,777)
                                                -------- ------------- ----------- ------------ ---------
 Change in unrealized
  appreciation/(depreciation) during the period   184,372     16,354     (1,995,216)   (12,221)   (197,988)
                                                -------- ------------- ----------- ------------ ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...................................  727,588    250,648      2,085,119    142,745   1,403,913
                                                -------- ------------- ----------- ------------ ---------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS ..................... $815,901   $303,981    $ 1,963,719   $336,174  $1,621,938
                                                ======== ============= =========== ============ =========

------------
See Notes to Financial Statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT 45

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,

                                                             INTERMEDIATE
                                                              GOVERNMENT
                                   MONEY MARKET FUND        SECURITIES FUND
                                ------------------------ ----------------------
                                    1996        1995*        1996       1995*
                                ------------ ----------- ----------- ----------
INCREASE (DECREASE) IN NET
 ASSETS:
FROM OPERATIONS:
 Net investment income .........$    791,163 $    84,034 $   138,808 $   26,602
 Net realized gain (loss)  .....      19,803      (9,249)    (21,067)       691
 Change in unrealized
  appreciation/depreciation on
  investments ..................    (165,897)    (32,003)    (41,524)     4,810
                                ------------ ----------- ----------- ----------
 Net increase in net assets
  from operations ..............     645,069      42,782      76,217     32,103
                                ------------ ----------- ----------- ----------
FROM CONTRACT OWNER
 TRANSACTIONS:
 Contributions and Transfers:
  Contributions ................  95,681,367  11,156,359   1,798,660  1,629,203
  Transfers from other Funds
   and Guaranteed Interest Rate
   Account (Note 1) ............  19,687,669      59,949   8,533,013    513,895
                                ------------ ----------- ----------- ----------
   Total ....................... 115,369,036  11,216,308  10,331,673  2,143,098
                                ------------ ----------- ----------- ----------
 Benefit & other policy
  transaction...................     198,356          --      15,968         --
 Withdrawals and Transfers:
  Withdrawal and administrative
   charges          .  ..........    514,843          --      77,637         --
  Transfers to other Funds and
   Guaranteed Interest Rate
   Account (Note 1) ............  87,121,388   7,122,265   8,982,626     20,000
                                ------------ ----------- ----------- ----------
   Total .......................  87,834,587   7,122,265   9,076,231     20,000
                                ------------ ----------- ----------- ----------
 Net increase in net assets
  from Contract Owner
  transactions .................  27,534,449   4,094,043   1,255,442  2,123,098
                                ------------ ----------- ----------- ----------
NET INCREASE IN AMOUNT RETAINED
 BY EQUITABLE LIFE IN SEPARATE
  ACCOUNT 45 (NOTE 4)...........     (17,582)     (1,971)     (6,709)    (4,167)
                                ------------ ----------- ----------- ----------
INCREASE IN NET ASSETS
 ATTRIBUTABLE TO CONTRACT
 OWNERS ........................  28,161,936   4,134,854   1,324,950  2,151,034
NET ASSETS, BEGINNING OF PERIOD
 ATTRIBUTABLE TO CONTRACT
 OWNERS ........................   4,134,854          --   2,151,034         --
                                ------------ ----------- ----------- ----------
NET ASSETS, END OF PERIOD
 ATTRIBUTABLE TO CONTRACT
 OWNERS ........................$ 32,296,790 $ 4,134,854 $ 3,475,984 $2,151,034
                                ============ =========== =========== ==========

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                        GROWTH &
                                      INCOME FUND         COMMON STOCK FUND         GLOBAL FUND
                                 ---------------------- ----------------------- ----------------------
                                    1996       1995*       1996       1995*       1996       1995*
                                 ----------- ---------- ----------- ----------- ----------- ----------
INCREASE (DECREASE) IN NET
 ASSETS:
FROM OPERATIONS:
 Net investment income ......... $    64,283 $   13,604 $   (42,865) $   18,811 $    88,313 $    4,015
 Net realized gain (loss)  .....     693,777         --   6,011,054     366,599     543,216     32,515
 Change in unrealized
  appreciation/depreciation on
  investments ..................     698,407     65,829   1,504,011    (147,558)    184,372     15,112
                                 ----------- ---------- ----------- ----------- ----------- ----------
 Net increase in net assets
  from operations ..............   1,456,467     79,433   7,472,200     237,852     815,901     51,642
                                 ----------- ---------- ----------- ----------- ----------- ----------
FROM CONTRACT OWNER
 TRANSACTIONS:
 Contributions and Transfers:
  Contributions ................   6,251,620  1,306,253  36,558,323   3,944,181   9,199,245    818,158
  Transfers from other Funds
   and Guaranteed Interest Rate
   Account (Note 1) ............   6,040,990    432,486  34,378,499   2,697,390   6,255,073    233,534
                                 ----------- ---------- ----------- ----------- ----------- ----------
   Total .......................  12,292,610  1,738,739  70,936,822   6,641,571  15,454,318  1,051,692
                                 ----------- ---------- ----------- ----------- ----------- ----------
 Benefit & other policy
  transaction...................     130,199         --     427,323          --      70,774         --
 Withdrawals and Transfers:
  Withdrawal and administrative
   charges          .  ..........     31,991        703     290,642      14,649      36,757      1,379
  Transfers to other Funds and
   Guaranteed Interest Rate
   Account (Note 1) ............     342,494         --   8,933,676      18,685   1,836,433     26,094
                                 ----------- ---------- ----------- ----------- ----------- ----------
   Total .......................     504,684        703   9,651,641      33,334   1,943,964     27,473
                                 ----------- ---------- ----------- ----------- ----------- ----------
 Net increase in net assets
  from Contract Owner
  transactions .................  11,787,926  1,738,036  61,285,181   6,608,237  13,510,354  1,024,219
                                 ----------- ---------- ----------- ----------- ----------- ----------
NET INCREASE IN AMOUNT RETAINED
 BY EQUITABLE LIFE IN SEPARATE
  ACCOUNT 45 (NOTE 4)...........     (27,565)    (8,369)    (85,006)    (11,669)    (18,054)    (7,758)
                                 ----------- ---------- ----------- ----------- ----------- ----------
INCREASE IN NET ASSETS
 ATTRIBUTABLE TO CONTRACT
 OWNERS ........................  13,216,828  1,809,100  68,672,375   6,834,420  14,308,201  1,068,103
NET ASSETS, BEGINNING OF PERIOD
 ATTRIBUTABLE TO CONTRACT
 OWNERS ........................   1,809,100         --   6,834,420          --   1,068,103         --
                                 ----------- ---------- ----------- ----------- ----------- ----------
NET ASSETS, END OF PERIOD
 ATTRIBUTABLE TO CONTRACT
 OWNERS ........................ $15,025,928 $1,809,100 $75,506,795  $6,834,420 $15,376,304 $1,068,103
                                 =========== ========== =========== =========== =========== ==========

* Commencement of operations on May 1, 1995 for all funds.
See Notes to Financial Statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT 45

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,

                                                                                 AGGRESSIVE
                                                    INTERNATIONAL FUND           STOCK FUND
                                                   ---------------------   ------------------------
                                                      1996        1995*       1996         1995*
                                                   ----------   --------   -----------   ----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................... $   53,333   $  8,748   $  (121,400)  $   (3,345)
 Net realized gain ...............................    234,294      5,969     4,080,335      324,801
 Change in unrealized appreciation/depreciation
  on investments .................................     16,354     15,034    (1,995,216)    (169,970)
                                                   ----------   --------   -----------   ----------
 Net increase in net assets from operations  .....    303,981     29,751     1,963,719      151,486
                                                   ----------   --------   -----------   ----------
FROM CONTRACT OWNER TRANSACTIONS:
 Contributions and Transfers:
  Contributions ..................................  3,782,377    549,641    22,776,845    2,114,597
  Transfers from other Funds and Guaranteed
   Interest Rate Account (Note 1) ................  5,791,839    236,742    20,452,746      930,163
                                                   ----------   --------   -----------   ----------
   Total .........................................  9,574,216    786,383    43,229,591    3,044,760
                                                   ----------   --------   -----------   ----------
 Benefit & other policy transaction...............     38,451         --       245,070           --
 Withdrawals and Transfers:
  Withdrawal and administrative charges  .........     75,353        691        90,356       14,649
  Transfers to other Funds and Guaranteed
   Interest Rate Account (Note 1) ................  1,979,003         --     7,099,325        6,689
                                                   ----------   --------   -----------   ----------
   Total .........................................  2,092,807        691     7,434,751       21,338
                                                   ----------   --------   -----------   ----------
 Net increase in net assets from Contract Owner
  transactions ...................................  7,481,409    785,692    35,794,840    3,023,422
                                                   ----------   --------   -----------   ----------
NET INCREASE IN AMOUNT RETAINED BY
 EQUITABLE LIFE IN SEPARATE ACCOUNT 45 (NOTE 4) ..    (11,874)    (4,955)      (33,503)     (12,712)
                                                   ----------   --------   -----------   ----------
INCREASE IN NET ASSETS ATTRIBUTABLE TO CONTRACT
 OWNERS ..........................................  7,773,516    810,488    37,725,056    3,162,196
NET ASSETS, BEGINNING OF PERIOD ATTRIBUTABLE TO
 CONTRACT OWNERS .................................    810,488         --     3,162,196           --
                                                   ----------   --------   -----------   ----------
NET ASSETS, END OF PERIOD ATTRIBUTABLE TO
 CONTRACT OWNERS ................................. $8,584,004   $810,488   $40,887,252   $3,162,196
                                                   ==========   ========   ===========   ==========

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                                          CONSERVATIVE                GROWTH
                                                         INVESTORS FUND            INVESTORS FUND
                                                     -----------------------   -----------------------
                                                        1996         1995*        1996         1995*
                                                     ----------   ----------   -----------  ----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ...........................   $  193,429   $   24,367   $   218,025  $   31,399
 Net realized gain ...............................      154,966       11,297     1,601,901      54,116
 Change in unrealized appreciation/depreciation
  on investments .................................      (12,221)      16,872      (197,988)     39,211
                                                     ----------   ----------   -----------  ----------
 Net increase in net assets from operations  .....      336,174       52,536     1,621,938     124,726
                                                     ----------   ----------   -----------  ----------
FROM CONTRACT OWNER TRANSACTIONS:
 Contributions and Transfers:
  Contributions ..................................    3,977,495      977,433    11,004,121   1,950,052
  Transfers from other Funds and Guaranteed
   Interest Rate Account (Note 1) ................    2,837,790      698,465     9,331,901   1,712,951
                                                     ----------   ----------   -----------  ----------
   Total .........................................    6,815,285    1,675,898    20,336,022   3,663,003
                                                     ----------   ----------   -----------  ----------
 Benefit & other policy transaction...............       60,271           --       206,468          --
 Withdrawals and Transfers:
  Withdrawal and administrative charges  .........      100,314           --       228,021      24,866
  Transfers to other Funds and Guaranteed
   Interest Rate Account (Note 1) ................      814,338       27,054     1,177,040      59,290
                                                     ----------   ----------   -----------  ----------
   Total .........................................      974,923       27,054     1,611,529      84,156
                                                     ----------   ----------   -----------  ----------
 Net increase in net assets from Contract Owner
  transactions ...................................    5,840,362    1,648,844    18,724,493   3,578,847
                                                     ----------   ----------   -----------  ----------
NET INCREASE IN AMOUNT RETAINED BY
 EQUITABLE LIFE IN SEPARATE ACCOUNT 45 (NOTE 4) ..      (12,633)      (7,001)      (32,214)     (9,395)
                                                     ----------   ----------   -----------  ----------
INCREASE IN NET ASSETS ATTRIBUTABLE TO CONTRACT
 OWNERS ..........................................    6,163,903    1,694,379    20,314,217   3,694,178
NET ASSETS, BEGINNING OF PERIOD ATTRIBUTABLE TO
 CONTRACT OWNERS .................................    1,694,379           --     3,694,178          --
                                                     ----------   ----------   -----------  ----------
NET ASSETS, END OF PERIOD ATTRIBUTABLE TO
 CONTRACT OWNERS .................................   $7,858,282   $1,694,379   $24,008,395  $3,694,178
                                                     ==========   ==========   ===========  ==========

--------------------
* Commencement of operations on May 1, 1995 for all funds.
See Notes to Financial Statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT NO. 45

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1996

1. General

   The Equitable Life Assurance Society of the United States (Equitable Life) Separate Account No. 45 (the Account) is organized as a unit investment trust, a type of investment company, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940. The Account consists of nine investment funds (Funds): the Money Market Fund, the Intermediate Government Securities Fund, the Growth & Income Fund, the Common Stock Fund, the Global Fund, the International Fund, the Aggressive Stock Fund, the Conservative Investors Fund and the Growth Investors Fund. The assets in each Fund are invested in Class IA shares of a corresponding portfolio (Portfolio) of a mutual fund, The Hudson River Trust (the Trust). The Trust is an open-end, diversified, management investment company that invests the assets of separate accounts of insurance companies. Each Portfolio has separate investment objectives.

   The Account is used to fund benefits for the Income Manager Accumulator, a non-qualified deferred variable annuity, which combines the Portfolios in the Account with guaranteed fixed rate options, and the Income Manager Rollover IRA, which offers the same investment options as the Accumulator for the qualified market. The Income Manager Accumulator and the Income Manager Rollover IRA, collectively referred to as the Contracts, are offered under group and individual variable deferred annuity forms.

   All Contracts are issued by Equitable Life. The assets of the Account are the property of Equitable Life. However, the portion of the Account's assets attributable to the Contracts will not be chargeable with liabilities arising out of any other business Equitable Life may conduct.

   Contract owners may allocate amounts in their individual accounts to the Funds of the Account, and/or to the guaranteed interest account of Equitable Life's General Account, and/or to other Separate Accounts. The net assets of any Fund of the Account may not be less than the aggregate of the contract owners' accounts allocated to that Fund. Additional assets are set aside in Equitable Life's General Account to provide for other policy benefits, as required under the state insurance law.

2. Significant Accounting Policies

   The accompanying financial statements are prepared in conformity with generally accepted accounting principles (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   Investments are made in shares of the Trust and are valued at the net asset values per share of the respective Portfolios. The net asset value is determined by the Trust using the market or fair value of the underlying assets of the Portfolio.

   Investment transactions are recorded on the trade date. Realized gains and losses include gains and losses on redemptions of the Trust's shares (determined on the identified cost basis) and Trust distributions representing the net realized gains on Trust investment transactions.

   Dividends are recorded at the end of each quarter on the ex-dividend date. Capital gains are distributed by the Trust at the end of each year.

   No Federal income tax based on net income or realized and unrealized capital gains is currently applicable to Contracts participating in the Account by reason of applicable provisions of the Internal Revenue Code and no Federal income tax payable by Equitable Life is expected to affect the unit value of Contracts participating in the Account. Accordingly, no provision for income taxes is required.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT NO. 45

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 1996

3. Asset Charges

   Charges are made directly against the net assets of the Account and are reflected daily in the computation of the unit values of the Contracts. Under the Contracts, Equitable Life deducts mortality and expense risks at an annual rate of 0.90%. In addition, asset based administrative charges are also deducted from the net assets at an annual rate of 0.25%. The charges may be retained in the Account by Equitable Life and, to the extent retained, participate in the net investment results of the trust ratably with assets attributable to the Contracts. The aggregate of these charges may not exceed a total effective annual rate of 1.15%.

4. Amounts retained by Equitable Life in Separate Account No. 45

   The amount retained by Equitable Life in the Account arises principally from (1) contributions from Equitable Life, (2) mortality and expense charges and asset based administrative charges accumulated in the account, and (3) that portion, determined ratably, of the Account's investment results applicable to those assets in the Account in excess of the net assets for the Contracts. Amounts retained by Equitable Life are not subject to charges for mortality and expense risks and asset based administrative expenses.

   Amounts retained by Equitable Life in the Account may be transferred at any time by Equitable Life to its General Account.

   The following table shows the net surplus contributions (withdrawals) by Equitable Life by investment fund:

                                      YEARS ENDED DECEMBER
                                              31,
                                    ----------------------
           INVESTMENT FUND               1996       1995*
----------------------------------- ------------ ---------
Money Market .......................  $(125,000)  $ 50,000
Intermediate Government Securities      (25,000)    50,000
Growth & Income ....................    (60,000)    50,000
Common Stock .......................   (223,000)    50,000
Global .............................    (52,000)    50,000
International ......................    (35,000)    50,000
Aggressive Stock ...................   (110,000)    50,000
Conservative Investors .............    (45,000)    50,000
Growth Investors ...................   (105,000)    50,000
                                    ------------ ---------
                                      $(780,000)  $450,000
                                    ============ =========

------------
*Commencement of operations on May 1, 1995 for all funds.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT NO. 45

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 1996
 (Continued)
 5. Accumulation Unit Values
    Shown below is accumulation unit value information for a unit outstanding throughout the period shown.

                                            MAY 1(A)
                                               TO
                           DECEMBER 31,   DECEMBER 31,
                               1996           1995
                         -------------- --------------
MONEY MARKET FUND
------------------------
Unit value, beginning of
 period .................    $ 23.83        $ 23.15
Unit value, end of
 period .................    $ 24.81        $ 23.83
Number of units
 outstanding,
 end of period (000's)  .      1,302            174

INTERMEDIATE GOVERNMENT
SECURITIES FUND
------------------------
Unit value, beginning of
 period .................    $ 13.42        $ 12.50
Unit value, end of
 period .................    $ 13.77        $ 13.42
Number of units
 outstanding,
 end of period (000's)  .        252            160

GROWTH & INCOME
------------------------
Unit value, beginning of
 period .................    $ 11.99        $ 10.38
Unit value, end of
 period .................    $ 14.23        $ 11.99
Number of units
 outstanding,
 end of period (000's)  .      1,056            151

COMMON STOCK FUND
------------------------
Unit value, beginning of
 period .................    $124.52        $102.34
Unit value, end of
 period .................    $152.96        $124.52
Number of units
 outstanding,
 end of period (000's)  .        494             55

GLOBAL FUND
------------------------
Unit value, beginning of
 period .................    $ 22.29        $ 19.48
Unit value, end of
 period .................    $ 25.25        $ 22.29
Number of units
 outstanding,
 end of period (000's)  .        609             48


                                             MAY 1(A)
                                                TO
                            DECEMBER 31,   DECEMBER 31,
                                1996           1995
                          -------------- --------------
 INTERNATIONAL FUND
 ------------------------
 Unit value, beginning of
  period .................     $11.03         $10.13
 Unit value, end of
  period .................     $11.98         $11.03
 Number of units
  outstanding,
  end of period (000's)  .        717             73

 AGGRESSIVE STOCK FUND
 ------------------------
 Unit value, beginning of
  period .................     $54.59         $44.03
 Unit value, end of
  period .................     $65.94         $54.59
 Number of units
  outstanding,
  end of period (000's)  .        620             58

 CONSERVATIVE INVESTORS FUND
 ------------------------
 Unit value, beginning of
  period .................     $16.55         $14.65
 Unit value, end of
  period .................     $17.21         $16.55
 Number of units
  outstanding,
  end of period (000's)  .        457            102

 GROWTH INVESTORS FUND
 ------------------------
 Unit value, beginning of
  period .................     $23.59         $20.07
 Unit value, end of
  period .................     $26.26         $23.59
 Number of units
  outstanding,
  end of period (000's)  .        914            157


------------
 (a) Date on which units were made available for sale.

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Shareholder of The Equitable Life Assurance Society of the United States

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of earnings, of shareholder's equity and of cash flows present fairly, in all material respects, the financial position of The Equitable Life Assurance Society of the United States and its subsidiaries ("Equitable Life") at December 31, 1996 and 1995, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1996, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Equitable Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

As discussed in Note 2 to the consolidated financial statements, Equitable Life changed its methods of accounting for long-duration participating life insurance contracts and long-lived assets in 1996, for loan impairments in 1995 and for postemployment benefits in 1994.


Price Waterhouse LLP
New York, New York
February 10, 1997
                                      F-1

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 1996 AND 1995

                                                                        1996                 1995
                                                                  -----------------    -----------------
                                                                              (IN MILLIONS)
ASSETS
Investments:
  Fixed maturities:
    Available for sale, at estimated fair value.................   $    18,077.0        $    15,899.9
  Mortgage loans on real estate.................................         3,133.0              3,638.3
  Equity real estate............................................         3,297.5              3,916.2
  Policy loans..................................................         2,196.1              1,976.4
  Investment in and loans to affiliates.........................           685.0                636.6
  Other equity investments......................................           597.3                621.1
  Other invested assets.........................................           288.7                706.1
                                                                  -----------------    -----------------
      Total investments.........................................        28,274.6             27,394.6
Cash and cash equivalents.......................................           538.8                774.7
Deferred policy acquisition costs...............................         3,104.9              3,075.8
Amounts due from discontinued GIC Segment.......................           996.2              2,097.1
Other assets....................................................         2,552.2              2,718.1
Closed Block assets.............................................         8,495.0              8,582.1
Separate Accounts assets........................................        29,646.1             24,566.6
                                                                  -----------------    -----------------
TOTAL ASSETS....................................................   $    73,607.8        $    69,209.0
                                                                  =================    =================

LIABILITIES
Policyholders' account balances.................................   $    21,865.6        $    21,911.2
Future policy benefits and other policyholders' liabilities.....         4,416.6              4,007.3
Short-term and long-term debt...................................         1,766.9              1,899.3
Other liabilities...............................................         2,785.1              3,380.7
Closed Block liabilities........................................         9,091.3              9,221.4
Separate Accounts liabilities...................................        29,598.3             24,531.0
                                                                  -----------------    -----------------
      Total liabilities.........................................        69,523.8             64,950.9
                                                                  -----------------    -----------------

Commitments and contingencies (Notes 10, 12, 13, 14 and 15)

SHAREHOLDER'S EQUITY
Common stock, $1.25 par value 2.0 million shares
  authorized, issued and outstanding............................             2.5                  2.5
Capital in excess of par value..................................         3,105.8              3,105.8
Retained earnings...............................................           798.7                788.4
Net unrealized investment gains.................................           189.9                396.5
Minimum pension liability.......................................           (12.9)               (35.1)
                                                                  -----------------    -----------------
      Total shareholder's equity................................         4,084.0              4,258.1
                                                                  -----------------    -----------------

TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY......................   $    73,607.8        $    69,209.0
                                                                  =================    =================

                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                       CONSOLIDATED STATEMENTS OF EARNINGS
                  YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                                                                1996               1995               1994
                                                          -----------------  -----------------  -----------------
                                                                              (IN MILLIONS)
REVENUES
Universal life and investment-type product policy fee
  income................................................   $      874.0       $       788.2      $       715.0
Premiums................................................          597.6               606.8              625.6
Net investment income...................................        2,175.9             2,088.2            1,998.6
Investment (losses) gains, net..........................           (9.8)                5.3               91.8
Commissions, fees and other income......................        1,081.8               897.1              847.4
Contribution from the Closed Block......................          125.0               143.2              137.0
                                                          -----------------  -----------------  -----------------

      Total revenues....................................        4,844.5             4,528.8            4,415.4
                                                          -----------------  -----------------  -----------------

BENEFITS AND OTHER DEDUCTIONS
Interest credited to policyholders' account balances....        1,270.2             1,248.3            1,201.3
Policyholders' benefits.................................        1,317.7             1,008.6              914.9
Other operating costs and expenses......................        2,048.0             1,775.8            1,857.7
                                                          -----------------  -----------------  -----------------

      Total benefits and other deductions...............        4,635.9             4,032.7            3,973.9
                                                          -----------------  -----------------  -----------------

Earnings from continuing operations before Federal
  income taxes, minority interest and cumulative
  effect of accounting change...........................          208.6               496.1              441.5
Federal income taxes....................................            9.7               120.5              100.2
Minority interest in net income of consolidated
  subsidiaries..........................................           81.7                62.8               50.4
                                                          -----------------  -----------------  -----------------
Earnings from continuing operations before
  cumulative effect of accounting change................          117.2               312.8              290.9
Discontinued operations, net of Federal income taxes....          (83.8)                -                  -
Cumulative effect of accounting change, net of Federal
  income taxes..........................................          (23.1)                -                (27.1)
                                                          -----------------  -----------------  -----------------

Net Earnings............................................   $       10.3       $       312.8      $       263.8
                                                          =================  =================  =================


                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                 CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY
                  YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                                                                      1996               1995               1994
                                                                -----------------  -----------------  -----------------
                                                                                    (IN MILLIONS)

Common stock, at par value, beginning and end of year.........   $        2.5       $         2.5      $         2.5
                                                                -----------------  -----------------  -----------------

Capital in excess of par value, beginning of year as
  previously reported.........................................        2,913.6             2,913.6            2,613.6
Cumulative effect on prior years of retroactive restatement
  for accounting change.......................................          192.2               192.2              192.2
                                                                -----------------  -----------------  -----------------
Capital in excess of par value, beginning of year as restated.        3,105.8             3,105.8            2,805.8
Additional capital in excess of par value.....................            -                   -                300.0
                                                                -----------------  -----------------  -----------------
Capital in excess of par value, end of year...................        3,105.8             3,105.8            3,105.8
                                                                -----------------  -----------------  -----------------

Retained earnings, beginning of year as previously reported...          781.6               484.0              217.6
Cumulative effect on prior years of retroactive restatement
  for accounting change.......................................            6.8                (8.4)              (5.8)
                                                                -----------------  -----------------  -----------------
Retained earnings, beginning of year as restated..............          788.4               475.6              211.8
Net earnings..................................................           10.3               312.8              263.8
                                                                -----------------  -----------------  -----------------
Retained earnings, end of year................................          798.7               788.4              475.6
                                                                -----------------  -----------------  -----------------

Net unrealized investment gains (losses), beginning of year
  as previously reported......................................          338.2              (203.0)             131.9
Cumulative effect on prior years of retroactive restatement
  for accounting change.......................................           58.3               (17.5)              12.7
                                                                -----------------  -----------------  -----------------
Net unrealized investment gains (losses), beginning of
  year as restated............................................          396.5              (220.5)             144.6
Change in unrealized investment (losses) gains................         (206.6)              617.0             (365.1)
                                                                -----------------  -----------------  -----------------
Net unrealized investment gains (losses), end of year.........          189.9               396.5             (220.5)
                                                                -----------------  -----------------  -----------------

Minimum pension liability, beginning of year..................          (35.1)               (2.7)             (15.0)
Change in minimum pension liability...........................           22.2               (32.4)              12.3
                                                                -----------------  -----------------  -----------------
Minimum pension liability, end of year........................          (12.9)              (35.1)              (2.7)
                                                                -----------------  -----------------  -----------------

TOTAL SHAREHOLDER'S EQUITY, END OF YEAR.......................   $    4,084.0       $     4,258.1      $     3,360.7
                                                                =================  =================  =================


                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                                                                      1996               1995               1994
                                                                -----------------  -----------------  -----------------
                                                                                    (IN MILLIONS)

Net earnings..................................................   $       10.3       $       312.8      $       263.8
Adjustments to reconcile net earnings to net cash
  provided by operating activities:
  Interest credited to policyholders' account balances........        1,270.2             1,248.3            1,201.3
  Universal life and investment-type policy fee income........         (874.0)             (788.2)            (715.0)
  Investment losses (gains)...................................            9.8                (5.3)             (91.8)
  Change in Federal income taxes payable......................         (197.1)              221.6               38.3
  Other, net..................................................          364.4               127.3              (19.4)
                                                                -----------------  -----------------  -----------------

Net cash provided by operating activities.....................          583.6             1,116.5              677.2
                                                                -----------------  -----------------  -----------------

Cash flows from investing activities:
  Maturities and repayments...................................        2,275.1             1,897.4            2,323.8
  Sales.......................................................        8,964.3             8,867.1            5,816.6
  Return of capital from joint ventures and limited
    partnerships..............................................           78.4                65.2               39.0
  Purchases...................................................      (12,559.6)          (11,675.5)          (7,564.7)
  Decrease (increase) in loans to discontinued GIC Segment....        1,017.0             1,226.9              (40.0)
  Other, net..................................................           56.7              (624.7)            (478.1)
                                                                -----------------  -----------------  -----------------

Net cash (used) provided by investing activities..............         (168.1)             (243.6)              96.6
                                                                -----------------  -----------------  -----------------

Cash flows from financing activities:
  Policyholders' account balances:
    Deposits..................................................        1,925.4             2,586.5            2,082.5
    Withdrawals...............................................       (2,385.2)           (2,657.1)          (2,864.4)
  Net decrease in short-term financings.......................            (.3)              (16.4)            (173.0)
  Additions to long-term debt.................................            -                 599.7               51.8
  Repayments of long-term debt................................         (124.8)              (40.7)            (199.8)
  Proceeds from issuance of Alliance units....................            -                   -                100.0
  Payment of obligation to fund accumulated deficit of
    discontinued GIC Segment..................................            -              (1,215.4)               -
  Capital contribution from the Holding Company...............            -                   -                300.0
  Other, net..................................................          (66.5)              (48.4)              26.5
                                                                -----------------  -----------------  -----------------

Net cash (used) by financing activities.......................         (651.4)             (791.8)            (676.4)
                                                                -----------------  -----------------  -----------------

Change in cash and cash equivalents...........................         (235.9)               81.1               97.4
Cash and cash equivalents, beginning of year..................          774.7               693.6              596.2
                                                                -----------------  -----------------  -----------------

Cash and Cash Equivalents, End of Year........................   $      538.8       $       774.7      $       693.6
                                                                =================  =================  =================

Supplemental cash flow information
  Interest Paid...............................................   $      109.9       $        89.6      $        34.9
                                                                =================  =================  =================
  Income Taxes (Refunded) Paid................................   $      (10.0)      $       (82.7)     $        49.2
                                                                =================  =================  =================


                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


 1)     ORGANIZATION

        The Equitable Life Assurance Society of the United States ("Equitable Life") converted to a stock life insurance company on July 22, 1992 and became a wholly owned subsidiary of The Equitable Companies Incorporated (the "Holding Company"). Equitable Life's insurance business is conducted principally by Equitable Life and its wholly owned life insurance subsidiary, Equitable Variable Life Insurance Company ("EVLICO"). Effective January 1, 1997, EVLICO was merged into Equitable Life, which will continue to conduct the Company's insurance business. Equitable Life's investment management business, which comprises the Investment Services segment, is conducted principally by Alliance Capital Management L.P. ("Alliance"), Equitable Real Estate Investment Management, Inc. ("EREIM") and Donaldson, Lufkin & Jenrette, Inc. ("DLJ"), an investment banking and brokerage affiliate. AXA-UAP ("AXA"), a French holding company for an international group of insurance and related financial services companies, is the Holding Company's largest shareholder, owning approximately 60.8% at December 31, 1996 (63.6% assuming conversion of Series E Convertible Preferred Stock held by AXA and 54.4% if all securities convertible into, and options on, common stock were to be converted or exercised).

 2)     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        Basis of Presentation and Principles of Consolidation
        -----------------------------------------------------

        The accompanying consolidated financial statements are prepared in conformity with generally accepted accounting principles ("GAAP").

        The accompanying consolidated financial statements include the accounts of Equitable Life and its wholly owned life insurance subsidiaries (collectively, the "Insurance Group"); non-insurance subsidiaries, principally Alliance, an investment advisory subsidiary, and EREIM, a real estate investment management subsidiary; and those partnerships and joint ventures in which Equitable Life or its subsidiaries has control and a majority economic interest (collectively, including its consolidated subsidiaries, the "Company"). The Company's investment in DLJ is reported on the equity basis of accounting. Closed Block assets and liabilities and results of operations are presented in the consolidated financial statements as single line items (see Note 6). Unless specifically stated, all disclosures contained herein supporting the consolidated financial statements exclude the Closed Block related amounts.

        The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

        All significant intercompany transactions and balances have been eliminated in consolidation other than intercompany transactions and balances with the Closed Block and the discontinued Guaranteed Interest Contract ("GIC") Segment (see Note 7).

        The years "1996," "1995" and "1994" refer to the years ended December 31, 1996, 1995 and 1994, respectively.

        Certain reclassifications have been made in the amounts presented for prior periods to conform these periods with the 1996 presentation.

        Closed Block
        ------------

        As of July 22, 1992, Equitable Life established the Closed Block for the benefit of certain classes of individual participating policies for which Equitable Life had a dividend scale payable in 1991 and which were in force on that date. Assets were allocated to the Closed Block in an amount which, together with anticipated revenues from policies included in the Closed Block, was reasonably expected to be sufficient to support such business, including provision for payment of claims, certain expenses and taxes, and for continuation of dividend scales payable in 1991, assuming the experience underlying such scales continues.

        Assets allocated to the Closed Block inure solely to the benefit of the holders of policies included in the Closed Block and will not revert to the benefit of the Holding Company. The plan of demutualization prohibits the reallocation, transfer, borrowing or lending of assets between the Closed Block and other portions of Equitable Life's General Account, any of its Separate Accounts or to any affiliate of Equitable Life without the approval of the New York Superintendent of Insurance (the "Superintendent"). Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account. The excess of Closed Block liabilities over Closed Block assets represents the expected future post-tax contribution from the Closed Block which would be recognized in income over the period the policies and contracts in the Closed Block remain in force.

        Discontinued Operations
        -----------------------

        In 1991, the Company's management adopted a plan to discontinue the business operations of the GIC Segment, consisting of the Group Non-Participating Wind-Up Annuities ("Wind-Up Annuities") and Guaranteed Interest Contract ("GIC") lines of business. The Company established a pre-tax provision for the estimated future losses of the GIC line of business and a premium deficiency reserve for the Wind-Up Annuities. Subsequent losses incurred have been charged to the two loss provisions. Management reviews the adequacy of the allowance and reserve each quarter. During the fourth quarter 1996 review, management determined it was necessary to increase the allowance for expected future losses of the GIC Segment. Management believes the loss provisions for GIC contracts and Wind-Up Annuities at December 31, 1996 are adequate to provide for all future losses; however, the determination of loss provisions continues to involve numerous estimates and subjective judgments regarding the expected performance of discontinued operations investment assets. There can be no assurance the losses provided for will not differ from the losses ultimately realized (See Note 7).

        Accounting Changes
        ------------------

        In 1996, the Company changed its method of accounting for long-duration participating life insurance contracts, primarily within the Closed Block, in accordance with the provisions prescribed by Statement of Financial Accounting Standards ("SFAS") No. 120, "Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long-Duration Participating Contracts". The effect of this change, including the impact on the Closed Block, was to increase earnings from continuing operations before cumulative effect of accounting change by $19.2 million, net of Federal income taxes of $10.3 million for 1996. The financial statements for 1995 and 1994 have been retroactively restated for the change which resulted in an increase (decrease) in earnings before cumulative effect of accounting change of $15.2 million, net of Federal income taxes of $8.2 million, and $(2.6) million, net of Federal income tax benefit of $1.0 million, respectively. Shareholder's equity increased $199.1 million as of January 1, 1994 for the effect of retroactive application of the new method. (See "Deferred Policy Acquisition Costs," "Policyholders' Account Balances and Future Policy Benefits" and Note 6.)

        The Company implemented SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of," as of January 1, 1996. The statement requires long-lived assets and certain identifiable intangibles be reviewed for impairment whenever events or changes in circumstances indicate the carrying value of such assets may not be recoverable. Effective with SFAS No. 121's adoption, impaired real estate is written down to fair value with the impairment loss being included in investment gains (losses), net. Before implementing SFAS No. 121, valuation allowances on real estate held for the production of income were computed using the forecasted cash flows of the respective properties discounted at a rate equal to the Company's cost of funds. The adoption of the statement resulted in the release of valuation allowances of $152.4 million and recognition of impairment losses of $144.0 million on real estate held and used. Real estate which management has committed to disposing of by sale or abandonment is classified as real estate to be disposed of. Valuation allowances on real estate to be disposed of continue to be computed using the lower of estimated fair value or depreciated cost, net of disposition costs. Implementation of the SFAS No. 121 impairment requirements relative to other assets to be disposed of resulted in a charge for the cumulative effect of an accounting change of $23.1 million, net of a Federal income tax benefit of $12.4 million, due to the writedown to fair value of building improvements relating to facilities being vacated beginning in 1996.

        In the first quarter of 1995, the Company adopted SFAS No. 114, "Accounting by Creditors for Impairment of a Loan". This statement applies to all loans, including loans restructured in a troubled debt restructuring involving a modification of terms. This statement addresses the accounting for impairment of a loan by specifying how allowances for credit losses should be determined. Impaired loans within the scope of this statement are measured based on the present value of expected future cash flows discounted at the loan's effective interest rate, at the loan's observable market price or the fair value of the collateral if the loan is collateral dependent. The Company provides for impairment of loans through an allowance for possible losses. The adoption of this statement did not have a material effect on the level of these allowances or on the Company's consolidated statements of earnings and shareholder's equity.

        Beginning coincident with issuance of SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities," implementation guidance in November 1995, the Financial Accounting Standards Board ("FASB") permitted companies a one-time opportunity, through December 31, 1995, to reassess the appropriateness of the classification of all securities held at that time. On December 1, 1995, the Company transferred $4,794.9 million of securities classified as held to maturity to the available for sale portfolio. As a result, consolidated shareholder's equity increased by $149.4 million, net of deferred policy acquisition costs ("DAC"), amounts attributable to participating group annuity contracts and deferred Federal income taxes.

        In the fourth quarter of 1994 (effective as of January 1, 1994), the Company adopted SFAS No. 112, "Employers' Accounting for Postemployment Benefits," which required employers to recognize the obligation to provide postemployment benefits. Implementation of this statement resulted in a charge for the cumulative effect of accounting change of $27.1 million, net of a Federal income tax benefit of $14.6 million.

        New Accounting Pronouncements
        -----------------------------

        The FASB issued SFAS No. 123, "Accounting for Stock-Based Compensation," which permits entities to recognize as expense over the vesting period the fair value of all stock-based awards on the date of grant or, alternatively, to continue to apply the provisions of Accounting Principles Board ("APB") Opinion No. 25, "Accounting for Stock Issued to Employees," and related interpretations. Companies which elect to continue to apply APB Opinion No. 25 must provide pro forma net income disclosures for employee stock option grants made in 1995 and future years as if the fair-value-based method defined in SFAS No. 123 had been applied. The Company accounts for stock option plans sponsored by the Holding Company, DLJ and Alliance in accordance with the provisions of APB Opinion No. 25 (see Note 21).

        In June 1996, the FASB issued SFAS No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities". SFAS No. 125 specifies the accounting and reporting requirements for transfers of financial assets, the recognition and measurement of servicing assets and liabilities and extinguishments of liabilities. SFAS No. 125 is effective for transactions occurring after December 31, 1996 and is to be applied prospectively. In December 1996, the FASB issued SFAS No. 127, "Deferral of the Effective Date of Certain Provisions of FASB Statement No. 125," which defers for one year the effective date of provisions relating to secured borrowings and collateral and transfers of financial assets that are part of repurchase agreements, dollar-roll, securities lending and similar transactions. Management has not yet determined the effect of implementing SFAS No. 125.

        Valuation of Investments
        ------------------------

        Fixed maturities identified as available for sale are reported at estimated fair value. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary.

        Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. Effective with the adoption of SFAS No. 114 on January 1, 1995, the valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or the collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the measurement method used is collateral value. Prior to the adoption of SFAS No. 114, the valuation allowances were based on losses expected by management to be realized on transfers of mortgage loans to real estate (upon foreclosure or in-substance foreclosure), on the disposition or settlement of mortgage loans and on mortgage loans management believed may not be collectible in full. In establishing valuation allowances, management previously considered, among other things the estimated fair value of the underlying collateral.

        Real estate, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at estimated fair value. Impaired real estate is written down to fair value with the impairment loss being included in investment gains (losses) net. Valuation allowances on real estate available for sale are computed using the lower of current estimated fair value or depreciated cost, net of disposition costs. Prior to the adoption of SFAS No. 121, valuation allowances on real estate held for the production of income were computed using the forecasted cash flows of the respective properties discounted at a rate equal to the Company's cost of funds.

        Policy loans are stated at unpaid principal balances.

        Partnerships and joint venture interests in which the Company does not have control and a majority economic interest are reported on the equity basis of accounting and are included either with equity real estate or other equity investments, as appropriate.

        Common stocks are carried at estimated fair value and are included in other equity investments.

        Short-term investments are stated at amortized cost which approximates fair value and are included with other invested assets.

        Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

        All securities are recorded in the consolidated financial statements on a trade date basis.

        Investment Results and Unrealized Investment Gains (Losses)
        -----------------------------------------------------------

        Net investment income and realized investment gains and losses (collectively, "investment results") related to certain participating group annuity contracts which are passed through to the contractholders are reflected as interest credited to policyholders' account balances.

        Realized investment gains and losses are determined by specific identification and are presented as a component of revenue. Valuation allowances are netted against the asset categories to which they apply and changes in the valuation allowances are included in investment gains or losses.

        Unrealized investment gains and losses on fixed maturities available for sale and equity securities held by the Company are accounted for as a separate component of shareholder's equity, net of related deferred Federal income taxes, amounts attributable to the discontinued GIC Segment, participating group annuity contracts, and DAC related to universal life and investment-type products and participating traditional life contracts.

        Recognition of Insurance Income and Related Expenses
        ----------------------------------------------------

        Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

        Premiums from participating and non-participating traditional life and annuity policies with life contingencies generally are recognized as income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

        For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as income when due with any excess profit deferred and recognized in income in a constant relationship to insurance in force or, for annuities, the amount of expected future benefit payments.

        Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

        Deferred Policy Acquisition Costs
        ---------------------------------

        The costs of acquiring new business, principally commissions, underwriting, agency and policy issue expenses, all of which vary with and are primarily related to the production of new business, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

        For universal life products and investment-type products, DAC is amortized over the expected total life of the contract group (periods ranging from 15 to 35 years and 5 to 17 years, respectively) as a constant percentage of estimated gross profits arising principally from investment results, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. The effect on the amortization of DAC of revisions to estimated gross profits is reflected in earnings in the period such estimated gross profits are revised. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to unrealized gains (losses) in consolidated shareholder's equity as of the balance sheet date.

        For participating traditional life policies (substantially all of which are in the Closed Block), DAC is amortized over the expected total life of the contract group (40 years) as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. At December 31, 1996, the expected investment yield ranged from 7.30% grading to 7.68% over 13 years. Estimated gross margin includes anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. Deviations of actual results from estimated experience are reflected in earnings in the period such deviations occur. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to unrealized gains (losses) in consolidated shareholder's equity as of the balance sheet date.

        For non-participating traditional life and annuity policies with life contingencies, DAC is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy.

        For individual health benefit insurance, DAC is amortized over the expected average life of the contracts (10 years for major medical policies and 20 years for disability income ("DI") products) in proportion to anticipated premium revenue at time of issue. In the fourth quarter of 1996, the DAC related to DI contracts issued prior to July 1993 was written off.

        Policyholders' Account Balances and Future Policy Benefits
        ----------------------------------------------------------

        Policyholders' account balances for universal life and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

        For participating traditional life policies, future policy benefit liabilities are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to gross margins over the life of the contract.

        For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Insurance Group's experience which, together with interest and expense assumptions, include a margin for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC is written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.25% to 11.5% for life insurance liabilities and from 2.25% to 13.5% for annuity liabilities.

        During the fourth quarter of 1996, a loss recognition study on participating group annuity contracts and conversion annuities ("Pension Par") was completed which included management's revised estimate of assumptions, including expected mortality and future investment returns. The study's results prompted management to establish a premium deficiency reserve which decreased earnings from continuing operations and net earnings by $47.5 million ($73.0 million pre-tax).

        Individual health benefit liabilities for active lives are estimated using the net level premium method, and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest.

        During the fourth quarter of 1996, the Company completed a loss recognition study of the DI business which incorporated management's revised estimates of future experience with regard to morbidity, investment returns, claims and administration expenses and other factors. The study indicated DAC was not recoverable and the reserves were not sufficient. Earnings from continuing operations and net earnings decreased by $208.0 million ($320.0 million pre-tax) as a result of strengthening DI reserves by $175.0 million and writing off unamortized DAC of $145.0 million. The determination of DI reserves requires making assumptions and estimates relating to a variety of factors, including morbidity and interest rates, claims experience and lapse rates based on then known facts and circumstances. Such factors as claim incidence and termination rates can be affected by changes in the economic, legal and regulatory environments and work ethic. While management believes its DI reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

        Claim reserves and associated liabilities for individual disability income and major medical policies were $711.8 million and $639.6 million at December 31, 1996 and 1995, respectively (excluding $175.0 million of reserve strengthening in 1996). Incurred benefits (benefits paid plus changes in claim reserves) and benefits paid for individual DI and major medical policies (excluding $175.0 million of reserve strengthening in 1996) are summarized as follows:

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Incurred benefits related to current year..........  $       189.0       $      176.0       $      188.6
        Incurred benefits related to prior years...........           69.1               67.8               28.7
                                                            -----------------   ----------------   -----------------
        Total Incurred Benefits............................  $       258.1       $      243.8       $      217.3
                                                            =================   ================   =================
        Benefits paid related to current year..............  $        32.6       $       37.0       $       43.7
        Benefits paid related to prior years...............          153.3              137.8              132.3
                                                            -----------------   ----------------   -----------------
        Total Benefits Paid................................  $       185.9       $      174.8       $      176.0
                                                            =================   ================   =================

        Policyholders' Dividends
        ------------------------

        The amount of policyholders' dividends to be paid (including those on policies included in the Closed Block) is determined annually by Equitable Life's Board of Directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by Equitable Life.

        Equitable Life is subject to limitations on the amount of statutory profits which can be retained with respect to certain classes of individual participating policies that were in force on July 22, 1992 which are not included in the Closed Block and with respect to participating policies issued subsequent to July 22, 1992. Excess statutory profits, if any, will be distributed over time to such policyholders and will not be available to Equitable Life's shareholder. Earnings in excess of limitations, if any, would be accrued as policyholders' dividends.

        At December 31, 1996, participating policies, including those in the Closed Block, represent approximately 24.2% ($52.3 billion) of directly written life insurance in force, net of amounts ceded.

        Federal Income Taxes
        --------------------

        The Company files a consolidated Federal income tax return with the Holding Company and its non-life insurance subsidiaries. Current Federal income taxes were charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities were recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

        Separate Accounts
        -----------------

        Separate Accounts are established in conformity with the New York State Insurance Law and generally are not chargeable with liabilities that arise from any other business of the Insurance Group. Separate Accounts assets are subject to General Account claims only to the extent the value of such assets exceeds the Separate Accounts liabilities.

        Assets and liabilities of the Separate Accounts, representing net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders, and for which the Insurance Group does not bear the investment risk, are shown as separate captions in the consolidated balance sheets. The Insurance Group bears the investment risk on assets held in one Separate Account, therefore, such assets are carried on the same basis as similar assets held in the General Account portfolio. Assets held in the other Separate Accounts are carried at quoted market values or, where quoted values are not available, at estimated fair values as determined by the Insurance Group.

        The investment results of Separate Accounts on which the Insurance Group does not bear the investment risk are reflected directly in Separate Accounts liabilities. For 1996, 1995 and 1994, investment results of such Separate Accounts were $2,970.6 million, $1,963.2 million and $665.2 million, respectively.

        Deposits to Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all Separate Accounts are included in revenues.

 3)     INVESTMENTS

        The following tables provide additional information relating to fixed maturities and equity securities:

                                                                        GROSS               GROSS
                                                   AMORTIZED          UNREALIZED         UNREALIZED         ESTIMATED
                                                      COST              GAINS              LOSSES           FAIR VALUE
                                                -----------------  -----------------   ----------------   ---------------
                                                                             (IN MILLIONS)
        DECEMBER 31, 1996
        -----------------
        Fixed Maturities:
          Available for Sale:
            Corporate..........................  $    13,645.2      $       451.5       $      121.0       $   13,975.7
            Mortgage-backed....................        2,015.9               11.2               20.3            2,006.8
            U.S. Treasury securities and
              U.S. government and
              agency securities................        1,539.4               39.2               19.3            1,559.3
            States and political subdivisions..           77.0                4.5                -                 81.5
            Foreign governments................          302.6               18.0                2.2              318.4
            Redeemable preferred stock.........          139.1                3.3                7.1              135.3
                                                -----------------  -----------------   ----------------   ---------------
        Total Available for Sale...............  $    17,719.2      $       527.7       $      169.9       $   18,077.0
                                                =================  =================   ================   ===============
        Equity Securities:
          Common stock.........................  $        98.7      $        49.3       $       17.7       $      130.3
                                                =================  =================   ================   ===============

        December 31, 1995
        -----------------
        Fixed Maturities:
          Available for Sale:
            Corporate..........................  $    10,910.7      $       617.6       $      118.1       $   11,410.2
            Mortgage-backed....................        1,838.0               31.2                1.2            1,868.0
            U.S. Treasury securities and
              U.S. government and
              agency securities................        2,257.0               77.8                4.1            2,330.7
            States and political subdivisions..           45.7                5.2                -                 50.9
            Foreign governments................          124.5               11.0                 .2              135.3
            Redeemable preferred stock.........          108.1                5.3                8.6              104.8
                                                -----------------  -----------------   ----------------   ---------------
        Total Available for Sale...............  $    15,284.0      $       748.1       $      132.2       $   15,899.9
                                                =================  =================   ================   ===============
        Equity Securities:
          Common stock.........................  $        97.3      $        49.1       $       18.0       $      128.4
                                                =================  =================   ================   ===============

        For publicly traded fixed maturities and equity securities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable market value, the Company has determined an estimated fair value using a discounted cash flow approach, including provisions for credit risk, generally based upon the assumption such securities will be held to maturity. Estimated fair value for equity securities, substantially all of which do not have a readily ascertainable market value, has been determined by the Company. Such estimated fair values do not necessarily represent the values for which these securities could have been sold at the dates of the consolidated balance sheets. At December 31, 1996 and 1995, securities without a readily ascertainable market value having an amortized cost of $3,915.7 million and $3,748.9 million, respectively, had estimated fair values of $4,024.6 million and $3,981.8 million, respectively.

        The contractual maturity of bonds at December 31, 1996 is shown below:

                                                   AVAILABLE FOR SALE
                                           ------------------------------------
                                              AMORTIZED          ESTIMATED
                                                COST             FAIR VALUE
                                           ----------------   -----------------
                                                      (IN MILLIONS)

        Due in one year or less...........  $      539.6       $      542.5
        Due in years two through five.....       2,776.2            2,804.0
        Due in years six through ten......       6,044.7            6,158.1
        Due after ten years...............       6,203.7            6,430.3
        Mortgage-backed securities........       2,015.9            2,006.8
                                           ----------------   -----------------
        Total.............................  $   17,580.1       $   17,941.7
                                           ================   =================

        Bonds not due at a single maturity date have been included in the above table in the year of final maturity. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

        The Insurance Group's fixed maturity investment portfolio includes corporate high yield securities consisting of public high yield bonds, redeemable preferred stocks and directly negotiated debt in leveraged buyout transactions. The Insurance Group seeks to minimize the higher than normal credit risks associated with such securities by monitoring the total investments in any single issuer or total investment in a particular industry group. Certain of these corporate high yield securities are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa or National Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 1996, approximately 14.20% of the $17,563.7 million aggregate amortized cost of bonds held by the Insurance Group were considered to be other than investment grade.

        In addition to its holdings of corporate high yield securities, the Insurance Group is an equity investor in limited partnership interests which primarily invest in securities considered to be other than investment grade.

        The Company has restructured or modified the terms of certain fixed maturity investments. The fixed maturity portfolio includes amortized costs of $5.5 million and $15.9 million at December 31, 1996 and 1995, respectively, of such restructured securities. These amounts include fixed maturities which are in default as to principal and/or interest payments, are to be restructured pursuant to commenced negotiations or where the borrowers went into bankruptcy subsequent to acquisition (collectively, "problem fixed maturities") of $2.2 million and $1.6 million as of December 31, 1996 and 1995, respectively. Gross interest income that would have been recorded in accordance with the original terms of restructured fixed maturities amounted to $1.4 million, $3.0 million and $7.5 million in 1996, 1995 and 1994, respectively. Gross interest income on these fixed maturities included in net investment income aggregated $1.3 million, $2.9 million and $6.8 million in 1996, 1995 and 1994, respectively.

        Investment valuation allowances and changes thereto are shown below:

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Balances, beginning of year........................  $       325.3       $      284.9       $      355.6
        SFAS No. 121 release...............................         (152.4)               -                  -
        Additions charged to income........................          125.0              136.0               51.0
        Deductions for writedowns and
          asset dispositions...............................         (160.8)             (95.6)            (121.7)
                                                            -----------------   ----------------   -----------------
        Balances, End of Year..............................  $       137.1       $      325.3       $      284.9
                                                            =================   ================   =================
        Balances, end of year comprise:
          Mortgage loans on real estate....................  $        50.4       $       65.5       $       64.2
          Equity real estate...............................           86.7              259.8              220.7
                                                            -----------------   ----------------   -----------------
        Total..............................................  $       137.1       $      325.3       $      284.9
                                                            =================   ================   =================

        At December 31, 1996, the carrying values of investments held for the production of income which were non-income producing for the twelve months preceding the consolidated balance sheet date were $25.0 million of fixed maturities and $2.6 million of mortgage loans on real estate.

        At December 31, 1996 and 1995, mortgage loans on real estate with scheduled payments 60 days (90 days for agricultural mortgages) or more past due or in foreclosure (collectively, "problem mortgage loans on real estate") had an amortized cost of $12.4 million (0.4% of total mortgage loans on real estate) and $87.7 million (2.4% of total mortgage loans on real estate), respectively.

        The payment terms of mortgage loans on real estate may from time to time be restructured or modified. The investment in restructured mortgage loans on real estate, based on amortized cost, amounted to $388.3 million and $531.5 million at December 31, 1996 and 1995, respectively. These amounts include $1.0 million and $3.8 million of problem mortgage loans on real estate at December 31, 1996 and 1995, respectively. Gross interest income on restructured mortgage loans on real estate that would have been recorded in accordance with the original terms of such loans amounted to $35.5 million, $52.1 million and $44.9 million in 1996, 1995 and 1994, respectively. Gross interest income on these loans included in net investment income aggregated $28.2 million, $37.4 million and $32.8 million in 1996, 1995 and 1994, respectively.

        Impaired mortgage loans (as defined under SFAS No. 114) along with the related provision for losses were as follows:

                                                                                         DECEMBER 31,
                                                                            ----------------------------------------
                                                                                   1996                 1995
                                                                            -------------------  -------------------
                                                                                         (IN MILLIONS)

        Impaired mortgage loans with provision for losses..................  $        340.0       $        310.1
        Impaired mortgage loans with no provision for losses...............           122.3                160.8
                                                                            -------------------  -------------------
        Recorded investment in impaired mortgage loans.....................           462.3                470.9
        Provision for losses...............................................            46.4                 62.7
                                                                            -------------------  -------------------
        Net Impaired Mortgage Loans........................................  $        415.9       $        408.2
                                                                            ===================  ===================

        Impaired mortgage loans with no provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

        During 1996 and 1995, respectively, the Company's average recorded investment in impaired mortgage loans was $552.1 million and $429.0 million. Interest income recognized on these impaired mortgage loans totaled $38.8 million and $27.9 million for 1996 and 1995, respectively, including $17.9 million and $13.4 million recognized on a cash basis.

        The Insurance Group's investment in equity real estate is through direct ownership and through investments in real estate joint ventures. At December 31, 1996 and 1995, the carrying value of equity real estate available for sale amounted to $345.6 million and $255.5 million, respectively. For 1996, 1995 and 1994, respectively, real estate of $58.7 million, $35.3 million and $189.8 million was acquired in satisfaction of debt. At December 31, 1996 and 1995, the Company owned $771.7 million and $862.7 million, respectively, of real estate acquired in satisfaction of debt.

        Depreciation of real estate is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years. Accumulated depreciation on real estate was $587.5 million and $662.4 million at December 31, 1996 and 1995, respectively. Depreciation expense on real estate totaled $91.8 million, $121.7 million and $117.0 million for 1996, 1995 and 1994, respectively. As a result of the implementation of SFAS No. 121, during 1996 no depreciation expense has been recorded on real estate available for sale.

 4)     JOINT VENTURES AND PARTNERSHIPS

        Summarized combined financial information of real estate joint ventures (34 and 38 individual ventures as of December 31, 1996 and 1995, respectively) and of limited partnership interests accounted for under the equity method, in which the Company has an investment of $10.0 million or greater and an equity interest of 10% or greater is as follows:

                                                                                           DECEMBER 31,
                                                                                ------------------------------------
                                                                                     1996                1995
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)
        FINANCIAL POSITION
        Investments in real estate, at depreciated cost........................  $    1,883.7       $    2,684.1
        Investments in securities, generally at estimated fair value...........       2,430.6            2,459.8
        Cash and cash equivalents..............................................          98.0              489.1
        Other assets...........................................................         427.0              270.8
                                                                                ----------------   -----------------
        Total assets...........................................................       4,839.3            5,903.8
                                                                                ----------------   -----------------
        Borrowed funds - third party...........................................       1,574.3            1,782.3
        Borrowed funds - the Company...........................................         137.9              220.5
        Other liabilities......................................................         415.8              593.9
                                                                                ----------------   -----------------
        Total liabilities......................................................       2,128.0            2,596.7
                                                                                ----------------   -----------------

        Partners' Capital......................................................  $    2,711.3       $    3,307.1
                                                                                ================   =================

        Equity in partners' capital included above.............................  $      806.8       $      902.2
        Equity in limited partnership interests not included above.............         201.8              212.8
        Other..................................................................           9.8                8.9
                                                                                ----------------   -----------------
        Carrying Value.........................................................  $    1,018.4       $    1,123.9
                                                                                ================   =================

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        STATEMENTS OF EARNINGS
        Revenues of real estate joint ventures.............  $       348.9       $      463.5       $      537.7
        Revenues of other limited partnership interests....          386.1              242.3              103.4
        Interest expense - third party.....................         (111.0)            (135.3)            (114.9)
        Interest expense - the Company.....................          (30.0)             (41.0)             (36.9)
        Other expenses.....................................         (282.5)            (397.7)            (430.9)
                                                            -----------------   ----------------   -----------------
        Net Earnings.......................................  $       311.5       $      131.8       $       58.4
                                                            =================   ================   =================
        Equity in net earnings included above..............  $        73.9       $       49.1       $       18.9
        Equity in net earnings of limited partnerships
          interests not included above.....................           35.8               44.8               25.3
        Other..............................................             .9                1.0                1.8
                                                            -----------------   ----------------   -----------------
        Total Equity in Net Earnings.......................  $       110.6       $       94.9       $       46.0
                                                            =================   ================   =================

 5)     NET INVESTMENT INCOME AND INVESTMENT GAINS (LOSSES)

        The sources of net investment income are summarized as follows:

                                                   1996               1995                1994
                                             -----------------   ----------------   -----------------
                                                                  (IN MILLIONS)

        Fixed maturities....................  $     1,307.4       $    1,151.1       $    1,036.5
        Mortgage loans on real estate.......          303.0              329.0              385.7
        Equity real estate..................          442.4              560.4              561.8
        Other equity investments............           94.3               76.9               36.1
        Policy loans........................          160.3              144.4              122.7
        Other investment income.............          217.4              273.0              322.4
                                             -----------------   ----------------   -----------------

          Gross investment income...........        2,524.8            2,534.8            2,465.2
                                             -----------------   ----------------   -----------------

          Investment expenses...............          348.9              446.6              466.6
                                             -----------------   ----------------   -----------------

        Net Investment Income...............  $     2,175.9       $    2,088.2       $    1,998.6
                                             =================   ================   =================

        Investment gains (losses), net, including changes in the valuation allowances, are summarized as follows:

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Fixed maturities...................................  $        60.5       $      119.9       $      (14.3)
        Mortgage loans on real estate......................          (27.3)             (40.2)             (43.1)
        Equity real estate.................................          (79.7)             (86.6)              20.6
        Other equity investments...........................           18.9               12.8               75.9
        Issuance and sales of Alliance Units...............           20.6                -                 52.4
        Other..............................................           (2.8)               (.6)                .3
                                                            -----------------   ----------------   -----------------
        Investment (Losses) Gains, Net.....................  $        (9.8)      $        5.3       $       91.8
                                                            =================   ================   =================

        Writedowns of fixed maturities amounted to $29.9 million, $46.7 million and $30.8 million for 1996, 1995 and 1994, respectively, and writedowns of equity real estate subsequent to the adoption of SFAS No. 121 amounted to $23.7 million for the year ended December 31, 1996.

        For 1996, 1995 and 1994, respectively, proceeds received on sales of fixed maturities classified as available for sale amounted to $8,353.5 million, $8,206.0 million and $5,253.9 million. Gross gains of $154.2 million, $211.4 million and $65.2 million and gross losses of $92.7 million, $64.2 million and $50.8 million, respectively, were realized on these sales. The change in unrealized investment (losses) gains related to fixed maturities classified as available for sale for 1996, 1995 and 1994 amounted to $(258.0) million, $1,077.2 million and $(742.2) million, respectively.

        During each of 1995 and 1994, one security classified as held to maturity was sold. During the eleven months ended November 30, 1995 and the year ended December 31, 1994, respectively, twelve and six securities so classified were transferred to the available for sale portfolio. All actions were taken as a result of a significant deterioration in creditworthiness. The aggregate amortized costs of the securities sold were $1.0 million and $19.9 million with a related investment gain of $-0- million and $.8 million recognized in 1995 and 1994, respectively; the aggregate amortized cost of the securities transferred was $116.0 million and $42.8 million with gross unrealized investment losses of $3.2 million and $3.1 million charged to consolidated shareholder's equity for the eleven months ended November 30, 1995 and the year ended December 31,

        1994, respectively. On December 1, 1995, the Company transferred $4,794.9 million of securities classified as held to maturity to the available for sale portfolio. As a result, unrealized gains on fixed maturities increased $395.6 million, offset by DAC of $126.5 million, amounts attributable to participating group annuity contracts of $39.2 million and deferred Federal income taxes of $80.5 million.

        For 1996, 1995 and 1994, investment results passed through to certain participating group annuity contracts as interest credited to policyholders' account balances amounted to $136.7 million, $131.2 million and $175.8 million, respectively.

        In 1996, Alliance acquired the business of Cursitor-Eaton Asset Management Company and Cursitor Holdings Limited (collectively, "Cursitor") for approximately $159.0 million. The purchase price consisted of $94.3 million in cash, 1.8 million of Alliance's publicly traded units ("Alliance Units"), 6% notes aggregating $21.5 million payable ratably over four years, and substantial additional consideration which will be determined at a later date. The excess of the purchase price, including acquisition costs and minority interest, over the fair value of Cursitor's net assets acquired resulted in the recognition of intangible assets consisting of costs assigned to contracts acquired and goodwill of approximately $122.8 million and $38.3 million, respectively, which are being amortized over the estimated useful lives of 20 years. The Company recognized an investment gain of $20.6 million as a result of the issuance of Alliance Units in this transaction. At December 31, 1996, the Company's ownership of Alliance Units was approximately 57.3%.

        In 1994, Alliance sold 4.96 million newly issued Alliance Units to third parties at prevailing market prices. The Company continues to hold its 1% general partnership interest in Alliance. The Company recognized an investment gain of $52.4 million as a result of these transactions.

        Net unrealized investment gains (losses), included in the consolidated balance sheets as a component of equity and the changes for the corresponding years, are summarized as follows:

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Balance, beginning of year as restated.............  $       396.5       $     (220.5)      $      144.6
        Changes in unrealized investment (losses) gains....         (297.6)           1,198.9             (856.7)
        Changes in unrealized investment losses
          (gains) attributable to:
            Participating group annuity contracts..........            -                (78.1)              40.8
            DAC............................................           42.3             (216.8)             273.6
            Deferred Federal income taxes..................           48.7             (287.0)             177.2
                                                            -----------------   ----------------   -----------------
        Balance, End of Year...............................  $       189.9       $      396.5       $     (220.5)
                                                            =================   ================   =================
        Balance, end of year comprises:
          Unrealized investment gains (losses) on:
            Fixed maturities...............................  $       357.8       $      615.9       $     (461.3)
            Other equity investments.......................           31.6               31.1                7.7
            Other, principally Closed Block................           53.1               93.1               (5.1)
                                                            -----------------   ----------------   -----------------
              Total........................................          442.5              740.1             (458.7)
          Amounts of unrealized investment (gains)
            losses attributable to:
              Participating group annuity contracts........          (72.2)             (72.2)               5.9
              DAC..........................................          (52.0)             (94.3)             122.4
              Deferred Federal income taxes................         (128.4)            (177.1)             109.9
                                                            -----------------   ----------------   -----------------
        Total..............................................  $       189.9       $      396.5       $     (220.5)
                                                            =================   ================   =================

 6)     CLOSED BLOCK

        Summarized financial information of the Closed Block follows:

                                                                                     DECEMBER 31,
                                                                         --------------------------------------
                                                                               1996                 1995
                                                                         -----------------    -----------------
                                                                                     (IN MILLIONS)
        Assets
        Fixed Maturities:
          Available for sale, at estimated fair value (amortized cost,
            $3,820.7 and $3,662.8)......................................  $    3,889.5         $    3,896.2
        Mortgage loans on real estate...................................       1,380.7              1,368.8
        Policy loans....................................................       1,765.9              1,797.2
        Cash and other invested assets..................................         336.1                440.9
        DAC.............................................................         876.5                792.6
        Other assets....................................................         246.3                286.4
                                                                         -----------------    -----------------
        Total Assets....................................................  $    8,495.0         $    8,582.1
                                                                         =================    =================

        Liabilities
        Future policy benefits and policyholders' account balances......  $    8,999.7         $    8,923.5
        Other liabilities...............................................          91.6                297.9
                                                                         -----------------    -----------------
        Total Liabilities...............................................  $    9,091.3         $    9,221.4
                                                                         =================    =================

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Revenues
        Premiums and other revenue.........................  $       724.8       $      753.4       $      798.1
        Investment income (net of investment
          expenses of $27.3, $26.7 and $19.0)..............          546.6              538.9              523.0
        Investment losses, net.............................           (5.5)             (20.2)             (24.0)
                                                            -----------------   ----------------   -----------------
              Total revenues...............................        1,265.9            1,272.1            1,297.1
                                                            -----------------   ----------------   -----------------
        Benefits and Other Deductions
        Policyholders' benefits and dividends..............        1,106.3            1,077.6            1,121.6
        Other operating costs and expenses.................           34.6               51.3               38.5
                                                            -----------------   ----------------   -----------------
              Total benefits and other deductions..........        1,140.9            1,128.9            1,160.1
                                                            -----------------   ----------------   -----------------
        Contribution from the Closed Block.................  $       125.0       $      143.2       $      137.0
                                                            =================   ================   =================

        In the fourth quarter of 1996, the Company adopted SFAS No. 120, which prescribes the accounting for individual participating life insurance contracts, most of which are included in the Closed Block. The implementation of SFAS No. 120 resulted in an increase (decrease) in the contribution from the Closed Block of $27.5 million, $18.8 million and $(14.0) million in 1996, 1995 and 1994, respectively.

        The fixed maturity portfolio, based on amortized cost, includes $.4 million and $4.3 million at December 31, 1996 and 1995, respectively, of restructured securities which includes problem fixed maturities of $.3 million and $1.9 million, respectively.

        During the eleven months ended November 30, 1995, one security classified as held to maturity was sold and ten securities classified as held to maturity were transferred to the available for sale portfolio. All actions resulted from significant deterioration in creditworthiness. The amortized cost of the security sold was $4.2 million. The aggregate amortized cost of the securities transferred was $81.3 million with gross unrealized investment losses of $.1 million transferred to equity. At December 1, 1995, $1,750.7 million of securities classified as held to maturity were transferred to the available for sale portfolio. As a result, unrealized gains of $88.5 million on fixed maturities were recognized, offset by DAC amortization of $52.6 million.

        At December 31, 1996 and 1995, problem mortgage loans on real estate had an amortized cost of $4.3 million and $36.5 million, respectively, and mortgage loans on real estate for which the payment terms have been restructured had an amortized cost of $114.2 million and $137.7 million, respectively. At December 31, 1996 and 1995, the restructured mortgage loans on real estate amount included $.7 million and $8.8 million, respectively, of problem mortgage loans on real estate.

        Impaired mortgage loans (as defined under SFAS No. 114) along with the related provision for losses were as follows:

                                                                              DECEMBER 31,
                                                                   ------------------------------------
                                                                        1996                1995
                                                                   ----------------   -----------------
                                                                              (IN MILLIONS)

        Impaired mortgage loans with provision for losses.........  $       128.1      $       106.8
        Impaired mortgage loans with no provision for losses......             .6               10.1
                                                                   ----------------   -----------------
        Recorded investment in impaired mortgages.................          128.7              116.9
        Provision for losses......................................           12.9               17.9
                                                                   ----------------   -----------------
        Net Impaired Mortgage Loans...............................  $       115.8      $        99.0
                                                                   ================   =================

        During 1996 and 1995, respectively, the Closed Block's average recorded investment in impaired mortgage loans was $153.8 million and $146.9 million, respectively. Interest income recognized on these impaired mortgage loans totaled $10.9 million and $5.9 million for 1996 and 1995, respectively, including $4.7 million and $1.3 million recognized on a cash basis.

        Valuation allowances amounted to $13.8 million and $18.4 million on mortgage loans on real estate and $3.7 million and $4.3 million on equity real estate at December 31, 1996 and 1995, respectively. Writedowns of fixed maturities amounted to $12.8 million, $16.8 million and $15.9 million for 1996, 1995 and 1994, respectively. As of January 1, 1996, the adoption of SFAS No. 121 resulted in the recognition of impairment losses of $5.6 million on real estate held and used.

        Many expenses related to Closed Block operations are charged to operations outside of the Closed Block; accordingly, the contribution from the Closed Block does not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

 7)     DISCONTINUED OPERATIONS

        Summarized financial information of the GIC Segment follows:

                                                             DECEMBER 31,
                                                 --------------------------------------
                                                       1996                 1995
                                                 -----------------    -----------------
                                                             (IN MILLIONS)
        Assets
        Mortgage loans on real estate...........  $    1,111.1         $    1,485.8
        Equity real estate......................         925.6              1,122.1
        Other invested assets...................         474.0                665.2
        Other assets............................         226.1                579.3
                                                 -----------------    -----------------
        Total Assets............................  $    2,736.8         $    3,852.4
                                                 =================    =================

        Liabilities
        Policyholders' liabilities..............  $    1,335.9         $    1,399.8
        Allowance for future losses.............         262.0                164.2
        Amounts due to continuing operations....         996.2              2,097.1
        Other liabilities.......................         142.7                191.3
                                                 -----------------    -----------------
        Total Liabilities.......................  $    2,736.8         $    3,852.4
                                                 =================    =================

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Revenues
        Investment income (net of investment expenses
          of $127.5, $153.1 and $183.3)....................  $       245.4       $      323.6       $      394.3
        Investment (losses) gains, net.....................          (18.9)             (22.9)              26.8
        Policy fees, premiums and other income.............             .2                 .7                 .4
                                                            -----------------   ----------------   -----------------
        Total revenues.....................................          226.7              301.4              421.5
        Benefits and other deductions......................          250.4              326.5              443.2
        Losses charged to allowance for future losses......          (23.7)             (25.1)             (21.7)
                                                            -----------------   ----------------   -----------------
        Pre-tax loss from operations.......................            -                  -                  -
        Pre-tax loss from strengthening of the
          allowance for future losses......................         (129.0)               -                  -
        Federal income tax benefit.........................           45.2                -                  -
                                                            -----------------   ----------------   -----------------
        Loss from Discontinued Operations..................  $       (83.8)      $        -         $        -
                                                            =================   ================   =================

        In 1991, management adopted a plan to discontinue the business operations of the GIC Segment consisting of group non-participating Wind-Up Annuities and the GIC lines of business. The loss allowance and premium deficiency reserve of $569.6 million provided for in 1991 were based on management's best judgment at that time.

        The Company's quarterly process for evaluating the loss provisions applies the current period's results of the discontinued operations against the allowance, re-estimates future losses, and adjusts the provisions, if appropriate. Additionally, as part of the Company's annual planning process which takes place in the fourth quarter of each year, investment and benefit cash flow projections are prepared. These updated assumptions and estimates resulted in the need to strengthen the loss provisions by $129.0 million, resulting in a post-tax charge of $83.8 million to discontinued operations' results in the fourth quarter of 1996.

        Management believes the loss provisions for Wind-Up Annuities and GIC contracts at December 31, 1996 are adequate to provide for all future losses; however, the determination of loss provisions continues to involve numerous estimates and subjective judgments regarding the expected performance of discontinued operations investment assets. There can be no assurance the losses provided for will not differ from the losses ultimately realized. To the extent actual results or future projections of the discontinued operations differ from management's current best estimates and assumptions underlying the loss provisions, the difference would be reflected in the consolidated statements of earnings in discontinued operations. In particular, to the extent income, sales proceeds and holding periods for equity real estate differ from management's previous assumptions, periodic adjustments to the loss provisions are likely to result.

        In January 1995, continuing operations transferred $1,215.4 million in cash to the GIC Segment in settlement of its obligation to provide assets to fund the accumulated deficit of the GIC Segment. Subsequently, the GIC Segment remitted $1,155.4 million in cash to continuing operations in partial repayment of borrowings by the GIC Segment. No gains or losses were recognized on these transactions. Amounts due to continuing operations at December 31, 1996, consisted of $1,080.0 million borrowed by the discontinued GIC Segment offset by $83.8 million representing an obligation of continuing operations to provide assets to fund the accumulated deficit of the GIC Segment.

        Investment income included $88.2 million of interest income for 1994 on amounts due from continuing operations. Benefits and other deductions include $114.3 million, $154.6 million and $219.7 million of interest expense related to amounts borrowed from continuing operations in 1996, 1995 and 1994, respectively.

        Valuation allowances amounted to $9.0 million and $19.2 million on mortgage loans on real estate and $20.4 million and $77.9 million on equity real estate at December 31, 1996 and 1995, respectively. As of January 1, 1996, the adoption of SFAS No. 121 resulted in a release of existing valuation allowances of $71.9 million on equity real estate and recognition of impairment losses of $69.8 million on real estate held and used. Writedowns of fixed maturities amounted to $1.6 million, $8.1 million and $17.8 million for 1996, 1995 and 1994, respectively and writedowns of equity real estate subsequent to the adoption of SFAS No. 121 amounted to $12.3 million for 1996.

        The fixed maturity portfolio, based on amortized cost, includes $6.2 million and $15.1 million at December 31, 1996 and 1995, respectively, of restructured securities. These amounts include problem fixed maturities of $.5 million and $6.1 million at December 31, 1996 and 1995, respectively.

        At December 31, 1996 and 1995, problem mortgage loans on real estate had amortized costs of $7.9 million and $35.4 million, respectively, and mortgage loans on real estate for which the payment terms have been restructured had amortized costs of $208.1 million and $289.3 million, respectively.

        Impaired mortgage loans (as defined under SFAS No. 114) along with the related provision for losses were as follows:

                                                                            DECEMBER 31,
                                                                 ------------------------------------
                                                                      1996                1995
                                                                 ----------------   -----------------
                                                                            (IN MILLIONS)
        Impaired mortgage loans with provision for losses.......  $        83.5      $       105.1
        Impaired mortgage loans with no provision for losses....           15.0               18.2
                                                                 ----------------   -----------------
        Recorded investment in impaired mortgages...............           98.5              123.3
        Provision for losses....................................            8.8               17.7
                                                                 ----------------   -----------------
        Net Impaired Mortgage Loans.............................  $        89.7      $       105.6
                                                                 ================   =================

        During 1996 and 1995, the GIC Segment's average recorded investment in impaired mortgage loans was $134.8 million and $177.4 million, respectively. Interest income recognized on these impaired mortgage loans totaled $10.1 million and $4.5 million for 1996 and 1995, respectively, including $7.5 million and $.4 million recognized on a cash basis.

        At December 31, 1996 and 1995, the GIC Segment had $263.0 million and $310.9 million, respectively, of real estate acquired in satisfaction of debt.

8)      SHORT-TERM AND LONG-TERM DEBT

        Short-term and long-term debt consists of the following:

                                                                        DECEMBER 31,
                                                            --------------------------------------
                                                                  1996                 1995
                                                            -----------------    -----------------
                                                                        (IN MILLIONS)

        Short-term debt....................................  $      174.1         $        -
                                                            -----------------    -----------------
        Long-term debt:
        Equitable Life:
          6.95% surplus notes scheduled to mature 2005.....         399.4                399.3
          7.70% surplus notes scheduled to mature 2015.....         199.6                199.6
          Eurodollar notes, 10.5% due 1997.................           -                   76.2
          Zero coupon note, 11.25% due 1997................           -                  120.1
          Other............................................            .5                 16.3
                                                            -----------------    -----------------
              Total Equitable Life.........................         599.5                811.5
                                                            -----------------    -----------------
        Wholly Owned and Joint Venture Real Estate:
          Mortgage notes, 4.92% - 12.50% due through 2006..         968.6              1,084.4
                                                            -----------------    -----------------
        Alliance:
          Other............................................          24.7                  3.4
                                                            -----------------    -----------------
        Total long-term debt...............................       1,592.8              1,899.3
                                                            -----------------    -----------------
        Total Short-term and Long-term Debt................  $    1,766.9         $    1,899.3
                                                            =================    =================

        Short-term Debt
        ---------------

        Equitable Life has a $350.0 million bank credit facility available to fund short-term working capital needs and to facilitate the securities settlement process. The credit facility consists of two types of borrowing options with varying interest rates. The interest rates are based on external indices dependent on the type of borrowing and at December 31, 1996 range from 5.73% (the London Interbank Offering Rate ("LIBOR") plus 22.5 basis points) to 8.25% (the prime rate). There were no borrowings outstanding under this bank credit facility at December 31, 1996.

        Equitable Life has a commercial paper program with an issue limit of $500.0 million. This program is available for general corporate purposes used to support Equitable Life's liquidity needs and is supported by Equitable Life's existing $350.0 million five-year bank credit facility. There were no borrowings outstanding under this program at December 31, 1996.

        In February 1996, Alliance entered into a new $250.0 million five-year revolving credit facility with a group of banks which replaced its $100.0 million revolving credit facility and its $100.0 million commercial paper back-up revolving credit facility. Under the new revolving credit facility, the interest rate, at the option of Alliance, is a floating rate generally based upon a defined prime rate, a rate related to the LIBOR or the Federal Funds rate. A facility fee is payable on the total facility. The revolving credit facility will be used to provide back-up liquidity for commercial paper to be used under Alliance's $100.0 million commercial paper program, to fund commission payments to financial intermediaries for the sale of Class B and C shares under Alliance's mutual fund distribution system, and for general working capital purposes. As of December 31, 1996, Alliance had not issued any commercial paper under its $100.0 million commercial paper program and there were no borrowings outstanding under Alliance's revolving credit facility.

        At December 31, 1996, long-term debt expected to mature in 1997 totaling $174.1 million was reclassified as short-term debt.

        Long-term Debt
        --------------

        Several of the long-term debt agreements have restrictive covenants related to the total amount of debt, net tangible assets and other matters. The Company is in compliance with all debt covenants.

        On December 18, 1995, Equitable Life issued, in accordance with Section 1307 of the New York Insurance Law, $400.0 million of surplus notes having an interest rate of 6.95% scheduled to mature in 2005 and $200.0 million of surplus notes having an interest rate of 7.70% scheduled to mature in 2015 (together, the "Surplus Notes"). Proceeds from the issuance of the Surplus Notes were $596.6 million, net of related issuance costs. The unamortized discount on the Surplus Notes was $1.0 million at December 31, 1996. Payments of interest on or principal of the Surplus Notes are subject to prior approval by the Superintendent.

        The Company has pledged real estate, mortgage loans, cash and securities amounting to $1,406.4 million and $1,629.7 million at December 31, 1996 and 1995, respectively, as collateral for certain long-term debt.

        At December 31, 1996, aggregate maturities of the long-term debt based on required principal payments at maturity for 1997 and the succeeding four years are $494.9 million, $316.7 million, $19.7 million, $5.4 million, $0 million, respectively, and $946.7 million thereafter.

 9)     FEDERAL INCOME TAXES

        A summary of the Federal income tax expense (benefit) in the consolidated statements of earnings is shown below:

                                                       1996               1995                1994
                                                 -----------------   ----------------   -----------------
                                                                      (IN MILLIONS)
        Federal income tax expense (benefit):
          Current...............................  $        97.9       $      (11.7)      $        4.0
          Deferred..............................          (88.2)             132.2               96.2
                                                 -----------------   ----------------   -----------------
        Total...................................  $         9.7       $      120.5       $      100.2
                                                 =================   ================   =================

        The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before Federal income taxes and minority interest by the expected Federal income tax rate of 35%. The sources of the difference and the tax effects of each are as follows:

                                                       1996               1995                1994
                                                 -----------------   ----------------   -----------------
                                                                      (IN MILLIONS)
        Expected Federal income tax expense.....  $        73.0       $      173.7       $      154.5
        Non-taxable minority interest...........          (28.6)             (22.0)             (17.6)
        Differential earnings amount............            -                  -                (16.8)
        Adjustment of tax audit reserves........            6.9                4.1               (4.6)
        Equity in unconsolidated subsidiaries...          (32.3)             (19.4)             (12.5)
        Other...................................           (9.3)             (15.9)              (2.8)
                                                 -----------------   ----------------   -----------------
        Federal Income Tax Expense..............  $         9.7       $      120.5       $      100.2
                                                 =================   ================   =================

        Prior to the date of demutualization, Equitable Life reduced its deduction for policyholder dividends by the differential earnings amount. This amount was computed, for each tax year, by multiplying Equitable Life's average equity base, as determined for tax purposes, by an estimate of the excess of an imputed earnings rate for stock life insurance companies over the average mutual life insurance companies' earnings rate. The differential earnings amount for each tax year was subsequently recomputed when actual earnings rates were published by the Internal Revenue Service. As a stock life insurance company, Equitable Life no longer is required to reduce its policyholder dividend deduction by the differential earnings amount, but differential earnings amounts for pre-demutualization years were still being recomputed in 1994.

        The components of the net deferred Federal income tax account are as follows:

                                                       DECEMBER 31, 1996                  December 31, 1995
                                                ---------------------------------  ---------------------------------
                                                    ASSETS         LIABILITIES         Assets         Liabilities
                                                ---------------  ----------------  ---------------   ---------------
                                                                           (IN MILLIONS)
        DAC, reserves and reinsurance..........  $       -        $      166.0      $        -        $     304.4
        Investments............................          -               328.6               -              326.9
        Compensation and related benefits......        259.2               -               293.0              -
        Other..................................          -                 1.8               -               32.3
                                                ---------------  ----------------  ---------------   ---------------
        Total..................................  $     259.2      $      496.4      $      293.0      $     663.6
                                                ===============  ================  ===============   ===============

        The deferred Federal income taxes impacting operations reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The sources of these temporary differences and the tax effects of each are as follows:

                                                     1996               1995                1994
                                               -----------------   ----------------   -----------------
                                                                    (IN MILLIONS)
        DAC, reserves and reinsurance.........  $      (156.2)      $       63.3       $       12.0
        Investments...........................           78.6               13.0               89.3
        Compensation and related benefits.....           22.3               30.8               10.0
        Other.................................          (32.9)              25.1              (15.1)
                                               -----------------   ----------------   -----------------
        Deferred Federal Income Tax
          (Benefit) Expense...................  $       (88.2)      $      132.2       $       96.2
                                               =================   ================   =================

        The Internal Revenue Service is in the process of examining the Holding Company's consolidated Federal income tax returns for the years 1989 through 1991. Management believes these audits will have no material adverse effect on the Company's results of operations.

10)     REINSURANCE AGREEMENTS

        The Insurance Group assumes and cedes reinsurance with other insurance companies. The Insurance Group evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. The effect of reinsurance (excluding group life and health) is summarized as follows:

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Direct premiums....................................  $       461.4       $      474.2       $      476.7
        Reinsurance assumed................................          177.5              171.3              180.5
        Reinsurance ceded..................................          (41.3)             (38.7)             (31.6)
                                                            -----------------   ----------------   -----------------
        Premiums...........................................  $       597.6       $      606.8       $      625.6
                                                            =================   ================   =================
        Universal Life and Investment-type Product
          Policy Fee Income Ceded..........................  $        48.2       $       44.0       $       27.5
                                                            =================   ================   =================
        Policyholders' Benefits Ceded......................  $        54.1       $       48.9       $       20.7
                                                            =================   ================   =================
        Interest Credited to Policyholders' Account
          Balances Ceded...................................  $        32.3       $       28.5       $       25.4
                                                            =================   ================   =================

        Effective January 1, 1994, all in force business above $5.0 million was reinsured. During 1996, the Company's retention limit on joint survivorship policies was increased to $15.0 million. The Insurance Group also reinsures the entire risk on certain substandard underwriting risks as well as in certain other cases.

        The Insurance Group cedes 100% of its group life and health business to a third party insurance company. Premiums ceded totaled $2.4 million, $260.6 million and $241.0 million for 1996, 1995 and 1994, respectively. Ceded death and disability benefits totaled $21.2 million, $188.1 million and $235.5 million for 1996, 1995 and 1994, respectively. Insurance liabilities ceded totaled $652.4 million and $724.2 million at December 31, 1996 and 1995, respectively.

11)     EMPLOYEE BENEFIT PLANS

        The Company sponsors qualified and non-qualified defined benefit plans covering substantially all employees (including certain qualified part-time employees), managers and certain agents. The pension plans are non-contributory. Equitable Life's and EREIM's benefits are based on a cash balance formula or years of service and final average earnings, if greater, under certain grandfathering rules in the plans. Alliance's benefits are based on years of credited service, average final base salary and primary social security benefits. The Company's funding policy is to make the minimum contribution required by the Employee Retirement Income Security Act of 1974.

        Components of net periodic pension cost (credit) for the qualified and non-qualified plans are as follows:

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Service cost.......................................  $        33.8       $       30.0       $       30.3
        Interest cost on projected benefit obligations.....          120.8              122.0              111.0
        Actual return on assets............................         (181.4)            (309.2)              24.4
        Net amortization and deferrals.....................           43.4              155.6             (142.5)
                                                            -----------------   ----------------   -----------------
        Net Periodic Pension Cost (Credit).................  $        16.6       $       (1.6)      $       23.2
                                                            =================   ================   =================

        The funded status of the qualified and non-qualified pension plans is as follows:

                                                                              DECEMBER 31,
                                                                   ------------------------------------
                                                                        1996                1995
                                                                   ----------------   -----------------
                                                                              (IN MILLIONS)
        Actuarial present value of obligations:
          Vested..................................................  $    1,672.2       $    1,642.4
          Non-vested..............................................          10.1               10.9
                                                                   ----------------   -----------------
        Accumulated Benefit Obligation............................  $    1,682.3       $    1,653.3
                                                                   ================   =================
        Plan assets at fair value.................................  $    1,626.0       $    1,503.8
        Projected benefit obligation..............................       1,765.5            1,743.0
                                                                   ----------------   -----------------
        Projected benefit obligation in excess of plan assets.....        (139.5)            (239.2)
        Unrecognized prior service cost...........................         (17.9)             (25.5)
        Unrecognized net loss from past experience different
          from that assumed.......................................         280.0              368.2
        Unrecognized net asset at transition......................           4.7               (7.3)
        Additional minimum liability..............................         (19.3)             (51.9)
                                                                   ----------------   -----------------
        Prepaid Pension Cost......................................  $      108.0       $       44.3
                                                                   ================   =================

        The discount rate and rate of increase in future compensation levels used in determining the actuarial present value of projected benefit obligations were 7.5% and 4.25%, respectively, at December 31, 1996 and 7.25% and 4.50%, respectively, at December 31, 1995. As of January 1, 1996 and 1995, the expected long-term rate of return on assets for the retirement plan was 10.25% and 11%, respectively.

        The Company recorded, as a reduction of shareholder's equity, an additional minimum pension liability of $12.9 million and $35.1 million, net of Federal income taxes, at December 31, 1996 and 1995, respectively, representing the excess of the accumulated benefit obligation over the fair value of plan assets and accrued pension liability.

        The pension plan's assets include corporate and government debt securities, equity securities, equity real estate and shares of Group Trusts managed by Alliance.

        Prior to 1987, the qualified plan funded participants' benefits through the purchase of non-participating annuity contracts from Equitable Life. Benefit payments under these contracts were approximately $34.7 million, $36.4 million and $38.1 million for 1996, 1995 and 1994, respectively.

        The Company provides certain medical and life insurance benefits (collectively, "postretirement benefits") for qualifying employees, managers and agents retiring from the Company on or after attaining age 55 who have at least 10 years of service. The life insurance benefits are related to age and salary at retirement. The costs of postretirement benefits are recognized in accordance with the provisions of SFAS No. 106. The Company continues to fund postretirement benefits costs on a pay-as-you-go basis and, for 1996, 1995 and 1994, the Company made estimated postretirement benefits payments of $18.9 million, $31.1 million and $29.8 million, respectively.

        The following table sets forth the postretirement benefits plan's status, reconciled to amounts recognized in the Company's consolidated financial statements:

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Service cost.......................................  $         5.3       $        4.0       $        3.9
        Interest cost on accumulated postretirement
          benefits obligation..............................           34.6               34.7               28.6
        Net amortization and deferrals.....................            2.4               (2.3)              (3.9)
                                                            -----------------   ----------------   -----------------
        Net Periodic Postretirement Benefits Costs.........  $        42.3       $       36.4       $       28.6
                                                            =================   ================   =================

                                                                              DECEMBER 31,
                                                                   ------------------------------------
                                                                        1996                1995
                                                                   ----------------   -----------------
                                                                              (IN MILLIONS)
        Accumulated postretirement benefits obligation:
          Retirees................................................  $      381.8       $      391.8
          Fully eligible active plan participants.................          50.7               50.4
          Other active plan participants..........................          60.7               64.2
                                                                   ----------------   -----------------
                                                                           493.2              506.4
        Unrecognized prior service cost...........................          50.5               56.3
        Unrecognized net loss from past experience different
          from that assumed and from changes in assumptions.......        (150.5)            (181.3)
                                                                   ----------------   -----------------
        Accrued Postretirement Benefits Cost......................  $      393.2       $      381.4
                                                                   ================   =================

        At January 1, 1994, medical benefits available to retirees under age 65 are the same as those offered to active employees and medical benefits will be limited to 200% of 1993 costs for all participants.

        The assumed health care cost trend rate used in measuring the accumulated postretirement benefits obligation was 9.5% in 1996, gradually declining to 3.5% in the year 2009 and in 1995 was 10%, gradually declining to 3.5% in the year 2008. The discount rate used in determining the accumulated postretirement benefits obligation was 7.50% and 7.25% at December 31, 1996 and 1995, respectively.

        If the health care cost trend rate assumptions were increased by 1%, the accumulated postretirement benefits obligation as of December 31, 1996 would be increased 7%. The effect of this change on the sum of the service cost and interest cost would be an increase of 8%.

12)     DERIVATIVES AND FAIR VALUE OF FINANCIAL INSTRUMENTS

        Derivatives
        -----------

        The Insurance Group primarily uses derivatives for asset/liability risk management and for hedging individual securities. Derivatives mainly are utilized to reduce the Insurance Group's exposure to interest rate fluctuations. Accounting for interest rate swap transactions is on an accrual basis. Gains and losses related to interest rate swap transactions are amortized as yield adjustments over the remaining life of the underlying hedged security. Income and expense resulting from interest rate swap activities are reflected in net investment income. The notional amount of matched interest rate swaps outstanding at December 31, 1996 was $649.9 million. The average unexpired terms at December 31, 1996 range from 2.2 to 2.7 years. At December 31, 1996, the cost of terminating outstanding matched swaps in a loss position was $8.3 million and the unrealized gain on outstanding matched swaps in a gain position was $11.4 million. The Company has no intention of terminating these contracts prior to maturity. During 1996, 1995 and 1994, net gains (losses) of $.2 million, $1.4 million and $(.2) million, respectively, were recorded in connection with interest rate swap activity. Equitable Life has implemented an interest rate cap program designed to hedge crediting rates on interest-sensitive individual annuities contracts. The outstanding notional amounts at December 31, 1996 of contracts purchased and sold were $5,050.0 million and $500.0 million, respectively. The net premium paid by Equitable Life on these contracts was $22.5 million and is being amortized ratably over the contract periods ranging from 3 to 5 years. Income and expense resulting from this program are reflected as an adjustment to interest credited to policyholders' account balances.

        Substantially all of DLJ's business related to derivatives is by its nature trading activities which are primarily for the purpose of customer accommodations. DLJ's derivative activities consist primarily of option writing and trading in forward and futures contracts. Derivative financial instruments have both on-and-off balance sheet implications depending on the nature of the contracts. DLJ's involvement in swap contracts is not significant.

        Fair Value of Financial Instruments
        -----------------------------------

        The Company defines fair value as the quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are estimated using present value or other valuation techniques. The fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of timing, amount of expected future cash flows and the credit standing of counterparties. Such estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

        Certain financial instruments are excluded, particularly insurance liabilities other than financial guarantees and investment contracts. Fair market value of off-balance-sheet financial instruments of the Insurance Group was not material at December 31, 1996 and 1995.

        Fair value for mortgage loans on real estate are estimated by discounting future contractual cash flows using interest rates at which loans with similar characteristics and credit quality would be made. Fair values for foreclosed mortgage loans and problem mortgage loans are limited to the estimated fair value of the underlying collateral if lower.

        The estimated fair values for the Company's liabilities under GIC and association plan contracts are estimated using contractual cash flows discounted based on the T. Rowe Price GIC Index Rate for the appropriate duration. For durations in excess of the published index rate, the appropriate Treasury rate is used plus a spread equal to the longest duration GIC rate spread published.

        The estimated fair values for those group annuity contracts which are classified as universal life type contracts are measured at the estimated fair value of the underlying assets. The estimated fair values for single premium deferred annuities ("SPDA") are estimated using projected cash flows discounted at current offering rates. The estimated fair values for supplementary contracts not involving life contingencies ("SCNILC") and annuities certain are derived using discounted cash flows based upon the estimated current offering rate.

        Fair value for long-term debt is determined using published market values, where available, or contractual cash flows discounted at market interest rates. The estimated fair values for non-recourse mortgage debt are determined by discounting contractual cash flows at a rate which takes into account the level of current market interest rates and collateral risk. The estimated fair values for recourse mortgage debt are determined by discounting contractual cash flows at a rate based upon current interest rates of other companies with credit ratings similar to the Company. The Company's fair value of short-term borrowings approximates their carrying value.

        The following table discloses carrying value and estimated fair value for financial instruments not otherwise disclosed in Notes 3, 6 and 7:

                                                                          DECEMBER 31,
                                                --------------------------------------------------------------------
                                                              1996                               1995
                                                ---------------------------------  ---------------------------------
                                                   CARRYING         ESTIMATED         Carrying         Estimated
                                                    VALUE          FAIR VALUE          Value           Fair Value
                                                ---------------  ----------------  ---------------   ---------------
                                                                        (IN MILLIONS)
        Consolidated Financial Instruments:
        -----------------------------------
        Mortgage loans on real estate..........  $    3,133.0     $     3,394.6     $     3,638.3     $    3,973.6
        Other joint ventures...................         467.0             467.0             492.7            492.7
        Policy loans...........................       2,196.1           2,221.6           1,976.4          2,057.5
        Policyholders' account balances:
          Association plans....................          78.1              77.3             101.0            100.0
          Group annuity contracts..............       2,141.0           1,954.0           2,335.0          2,395.0
          SPDA.................................       1,062.7           1,065.7           1,265.8          1,272.0
          Annuities certain and SCNILC.........         654.9             736.2             646.4            716.7
        Long-term debt.........................       1,592.8           1,557.7           1,899.3          1,962.9

        Closed Block Financial Instruments:
        -----------------------------------
        Mortgage loans on real estate..........       1,380.7           1,425.6           1,368.8          1,461.4
        Other equity investments...............         105.0             105.0             151.6            151.6
        Policy loans...........................       1,765.9           1,798.0           1,797.2          1,891.4
        SCNILC liability.......................          30.6              34.9              34.8             39.6

        GIC Segment Financial Instruments:
        ----------------------------------
        Mortgage loans on real estate..........       1,111.1           1,220.3           1,485.8          1,666.1
        Fixed maturities.......................          42.5              42.5             107.4            107.4
        Other equity investments...............         300.5             300.5             455.9            455.9
        Guaranteed interest contracts..........         290.7             300.5             329.0            352.0
        Long-term debt.........................         102.1             102.2             135.1            136.0

13)     COMMITMENTS AND CONTINGENT LIABILITIES

        The Company has provided, from time to time, certain guarantees or commitments to affiliates, investors and others. These arrangements include commitments by the Company, under certain conditions: to make capital contributions of up to $244.9 million to affiliated real estate joint ventures; to provide equity financing to certain limited partnerships of $205.8 million at December 31, 1996, under existing loan or loan commitment agreements; and to provide short-term financing loans which at December 31, 1996 totaled $14.6 million. Management believes the Company will not incur any material losses as a result of these commitments.

        Equitable Life is the obligor under certain structured settlement agreements which it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, Equitable Life owns single premium annuities issued by previously wholly owned life insurance subsidiaries. Equitable Life has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly owned subsidiaries be unable to meet their obligations. Management believes the satisfaction of those obligations by Equitable Life is remote.

        At December 31, 1996, the Insurance Group had $51.6 million of letters of credit outstanding.

14)     LITIGATION

        A number of lawsuits has been filed against life and health insurers in the jurisdictions in which Equitable Life and its subsidiaries do business involving insurers' sales practices, alleged agent misconduct, failure to properly supervise agents, and other matters. Some of the lawsuits have resulted in the award of substantial judgments against other insurers, including material amounts of punitive damages, or in substantial settlements. In some states, juries have substantial discretion in awarding punitive damages. Equitable Life, EVLICO and The Equitable of Colorado, Inc. ("EOC"), like other life and health insurers, from time to time are involved in such litigation. To date, no such lawsuit has resulted in an award or settlement of any material amount against the Company. Among litigations pending against Equitable Life, EVLICO and EOC of the type referred to in this paragraph are the litigations described in the following eight paragraphs.

        An action entitled Golomb et al. v. The Equitable Life Assurance Society of the United States was filed on January 20, 1995 in New York County Supreme Court. The action purports to be brought on behalf of a class of persons insured after 1983 under Lifetime Guaranteed Renewable Major Medical Insurance Policies issued by Equitable Life (the "policies"). The complaint alleges that premium increases for these policies after 1983, all of which were filed with and approved by the New York State Insurance Department and certain other state insurance departments, breached the terms of the policies, and that statements in the policies and elsewhere concerning premium increases constituted fraudulent concealment, misrepresentations in violation of New York Insurance Law Section 4226 and deceptive practices under New York General Business Law Section 349. The complaint seeks a declaratory judgment, injunctive relief restricting the methods by which Equitable Life increases premiums on the policies in the future, a refund of premiums, and punitive damages. Plaintiffs also have indicated that they will seek damages in an unspecified amount. Equitable Life moved to dismiss the complaint in its entirety on the grounds that it fails to state a claim and that uncontroverted documentary evidence establishes a complete defense to the claims. On May 29, 1996, the New York County Supreme Court entered a judgment dismissing the complaint with prejudice. Plaintiffs have filed a notice of appeal of that judgment.

        In January 1996, separate actions were filed in Pennsylvania and Texas state courts (entitled, respectively, Malvin et al. v. The Equitable Life Assurance Society of the United States and Bowler et al. v. The Equitable Life Assurance Society of the United States), making claims similar to those in the New York action described above. The Texas action also claims that Equitable Life misrepresented to Texas policyholders that the Texas Insurance Department had approved Equitable Life's rate increases. These actions are asserted on behalf of proposed classes of Pennsylvania issued or renewed policyholders and Texas issued or renewed policyholders, insured under the policies. The Pennsylvania and Texas actions seek compensatory and punitive damages and injunctive relief restricting the methods by which Equitable Life increases premiums in the future based on the common law and statutes of those states. On February 9, 1996, Equitable Life removed the Pennsylvania action, Malvin, to the United States District Court for the Middle District of Pennsylvania. Following the decision granting Equitable Life's motion to dismiss the New York action (Golomb), on the consent of the parties the District Court ordered an indefinite stay of all proceedings in the Pennsylvania action, pending either party's right to reinstate the proceeding, and ordered that for administrative purposes the case be deemed administratively closed. On February 2, 1996, Equitable Life removed the Texas action, Bowler, to the United States District Court for the Northern District of Texas. On May 20, 1996, the plaintiffs in Bowler amended their complaint by adding allegations of misrepresentation regarding premium increases on other types of guaranteed renewable major medical insurance policies issued by Equitable Life up to and including 1983. On July 1, 1996, Equitable Life filed a motion for summary judgment dismissing the first amended complaint in its entirety. In August, 1996, the court granted plaintiffs leave to file a supplemental complaint on behalf of a proposed class of Texas policyholders claiming unfair discrimination, breach of contract and other claims arising out of alleged differences between premiums charged to Texas policyholders and premiums charged to similarly situated policyholders in New York and certain other states. Plaintiffs seek refunds of alleged overcharges, exemplary or additional damages citing

        Texas statutory provisions which among other things, permit two times the amount of actual damage plus additional penalties if the acts complained of are found to be knowingly committed, and injunctive relief. Equitable Life has also filed a motion for summary judgment dismissing the supplemental complaint in its entirety. Plaintiffs also obtained permission to add another plaintiff to the first amended and supplemental complaints. Plaintiffs have opposed both motions for summary judgment and requested that certain issues be found in their favor. Equitable Life is in the process of replying.

        On May 22, 1996, a separate action entitled Bachman v. The Equitable Life Assurance Society of the United States, was filed in Florida state court making claims similar to those in the previously reported Golomb action. The Florida action is asserted on behalf of a proposed class of Florida issued or renewed policyholders insured after 1983 under Lifetime Guaranteed Renewable Major Medical Insurance Policies issued by Equitable Life. The Florida action seeks compensatory and punitive damages and injunctive relief restricting the methods by which Equitable Life increases premiums in the future based on various common law claims. On June 20, 1996, Equitable Life removed the Florida action to Federal court. Equitable Life has answered the complaint, denying the material allegations and asserting certain affirmative defenses. On December 6, 1996, Equitable Life filed a motion for summary judgment and plaintiff is expected to file its response to that motion shortly.

        On November 6, 1996, a proposed class action entitled Fletcher, et al.
        v. The Equitable Life Assurance Society of the United States, was filed in California Superior Court for Fresno County, making substantially the same allegations concerning premium rates and premium rate increases on guaranteed renewable policies made in the Bowler action. The complaint alleges, among other things, that differentials between rates charged California policyholders and policyholders in New York and certain other states, and the methods used by Equitable Life to calculate premium increases, breached the terms of its policies, that Equitable Life misrepresented and concealed the facts pertaining to such differentials and methods in violation of California law, and that Equitable Life also misrepresented that its rate increases were approved by the California Insurance Department. Plaintiffs seek compensatory damages in an unspecified amount, rescission, injunctive relief and attorneys' fees. Equitable Life removed the action to Federal court; plaintiff has moved to remand the case to state court. Although the outcome of any litigation cannot be predicted with certainty, particularly in the early stages of an action, the Company's management believes that the ultimate resolution of the Golomb, Malvin, Bowler, Bachman and Fletcher litigations should not have a material adverse effect on the financial position of the Company. Due to the early stage of such litigations, the Company's management cannot make an estimate of loss, if any, or predict whether or not such litigations will have a material adverse effect on the Company's results of operations in any particular period.

        An action was instituted on April 6, 1995 against Equitable Life and its wholly owned subsidiary, EOC, in New York state court, entitled Sidney C. Cole et al. v. The Equitable Life Assurance Society of the United States and The Equitable of Colorado, Inc., No. 95/108611 (N. Y. County). The action is brought by the holders of a joint survivorship whole life policy issued by EOC. The action purports to be on behalf of a class consisting of all persons who from January 1, 1984 purchased life insurance policies sold by Equitable Life and EOC based upon their allegedly uniform sales presentations and policy illustrations. The complaint puts in issue various alleged sales practices that plaintiffs assert, among other things, misrepresented the stated number of years that the annual premium would need to be paid. Plaintiffs seek damages in an unspecified amount, imposition of a constructive trust, and seek to enjoin Equitable Life and EOC from engaging in the challenged sales practices. On June 28, 1996, the court issued a decision and order dismissing with prejudice plaintiff's causes of action for fraud, constructive fraud, breach of fiduciary duty, negligence, and unjust enrichment, and dismissing without prejudice plaintiff's cause of action under the New York State consumer protection statute. The only remaining causes of action are for breach of contract and negligent misrepresentation. Plaintiffs made a motion for reargument with respect to this order, which was submitted to the court in October 1996. This motion was denied by the court on December 16, 1996.

        On May 21, 1996, an action entitled Elton F. Duncan, III v. The Equitable Life Assurance Society of the United States, was commenced against Equitable Life in the Civil District Court for the Parish of Orleans, State of Louisiana. The action is brought by an individual who purchased a whole life policy. Plaintiff alleges misrepresentations concerning the extent to which the policy was a proper replacement policy and the number of years that the annual premium would need to be paid. Plaintiff purports to represent a class consisting of all persons who purchased whole life or universal life insurance policies from Equitable Life from January 1, 1982 to the present. Plaintiff seeks damages, including punitive damages, in an unspecified amount. On July 26, 1996, an action entitled Michael Bradley v. Equitable Variable Life Insurance Company, was commenced in New York state court. The action is brought by the holder of a variable life insurance policy issued by EVLICO. The plaintiff purports to represent a class consisting of all persons or entities who purchased one or more life insurance policies issued by EVLICO from January 1, 1980. The complaint puts at issue various alleged sales practices and alleges misrepresentations concerning the extent to which the policy was a proper replacement policy and the number of years that the annual premium would need to be paid. Plaintiff seeks damages, including punitive damages, in an unspecified amount and also seeks injunctive relief prohibiting EVLICO from canceling policies for failure to make premium payments beyond the alleged stated number of years that the annual premium would need to be paid. On September 21, 1996 Equitable Life, EVLICO and EOC made a motion to have this proceeding moved from Kings County Supreme Court to New York County for joint trial or consolidation with the Cole action. The motion was denied by the court on January 9, 1997. On January 10, 1997, plaintiffs moved for certification of a nationwide class consisting of all persons or entities who were sold one or more life insurance products on a "vanishing premium" basis and/or were allegedly induced to purchase additional policies from EVLICO, using the cash value accumulated in existing policies, from January 1, 1980 through and including December 31, 1996. Plaintiffs further moved to have Michael Bradley designated as the class representative. Discovery regarding class certification is underway.

        On December 12, 1996, an action entitled Robert E. Dillon v. The Equitable Life Assurance Society of the United States and The Equitable of Colorado, was commenced in the United States District Court for the Southern District of Florida. The action is brought by an individual who purchased a joint whole life policy from EOC. The complaint puts at issue various alleged sales practices and alleges misrepresentations concerning the alleged impropriety of replacement policies issued by Equitable Life and EOC and alleged misrepresentations regarding the number of years premiums would have to be paid on the defendants' policies. Plaintiff brings claims for breach of contract, fraud, negligent misrepresentation, money had and received, unjust enrichment and imposition of a constructive trust. Plaintiff purports to represent two classes of persons. The first is a "contract class," consisting of all persons who purchased whole or universal life insurance policies from Equitable Life and EOC and from whom Equitable Life and EOC have sought additional payments beyond the number of years allegedly promised by Equitable Life and EOC. The second is a "fraud class," consisting of all persons with an interest in policies issued by Equitable Life and EOC at any time since October 1, 1986. Plaintiff seeks damages in an unspecified amount, and also seeks injunctive relief attaching Equitable Life's and EOC's profits from their alleged sales practices. Equitable Life's and EOC's time to answer or move with respect to the complaint has been extended until February 24, 1997. Although the outcome of litigation cannot be predicted with certainty, particularly in the early stages of an action, the Company's management believes that the ultimate resolution of the Cole, Duncan, Bradley and Dillon litigations should not have a material adverse effect on the financial position of the Company. Due to the early stages of such litigations, the Company's management cannot make an estimate of loss, if any, or predict whether or not any such litigation will have a material adverse effect on the Company's results of operations in any particular period.

        On January 3, 1996, an amended complaint was filed in an action entitled Frank Franze Jr. and George Busher, individually and on behalf of all others similarly situated v. The Equitable Life Assurance Society of the United States, and Equitable Variable Life Insurance Company, No. 94-2036 in the United States District Court for the Southern District of Florida. The action was brought by two individuals who purchased variable life insurance policies. The plaintiffs purport to represent a nationwide class consisting of all persons who purchased variable life insurance policies from Equitable Life and EVLICO since September 30, 1991. The basic allegation of the amended complaint is that Equitable Life's and EVLICO's agents were trained not to disclose fully that the product being sold was life insurance. Plaintiffs allege violations of the Federal securities laws and seek rescission of the contracts or compensatory damages and attorneys' fees and expenses. The court denied Equitable Life and EVLICO's motion to dismiss the amended complaint on September 24, 1996. Equitable Life and EVLICO have answered the amended complaint, denying the material allegations and asserting certain affirmative defenses. Currently, the parties are conducting discovery in connection with plaintiffs' attempt to certify a class. On January 9, 1997, an action entitled Rosemarie Chaviano, individually and on behalf of all others similarly situated
        v. The Equitable Life Assurance Society of the United States, and Equitable Variable Life Insurance Company, was filed in Massachusetts state court making claims similar to those in the Franze action and alleging violations of the Massachusetts securities laws. The plaintiff purports to represent all persons in Massachusetts who purchased variable life insurance contracts from Equitable Life and EVLICO from January 9, 1993 to the present. The Massachusetts action seeks rescission of the contracts or compensatory damages, attorneys' fees, expenses and injunctive relief. Although the outcome of any litigation cannot be predicted with certainty, particularly in the early stages of an action, the Company's management believes that the ultimate resolution of the litigations discussed in this paragraph should not have a material adverse effect on the financial position of the Company. Due to the early stages of such litigation, the Company's management cannot make an estimate of loss, if any, or predict whether or not any such litigation will have a material adverse effect on the Company's results of operations in any particular period.

        Equitable Life recently responded to a subpoena from the U.S. Department of Labor ("DOL") requesting copies of any third-party appraisals in Equitable Life's possession relating to the ten largest properties (by value) in the Prime Property Fund ("PPF"). PPF is an open-end, commingled real estate separate account of Equitable Life for pension clients. Equitable Life serves as investment manager in PPF and has retained EREIM as advisor. In early 1995, the DOL commenced a national investigation of commingled real estate funds with pension investors, including PPF. The investigation now appears to be focused principally on appraisal and valuation procedures in respect of fund properties. The most recent request from the DOL seems to reflect, at least in part, an interest in the relationship between the valuations for those properties reflected in appraisals prepared for local property tax proceedings and the valuations used by PPF for other purposes. At no time has the DOL made any specific allegation that Equitable Life or EREIM has acted improperly and Equitable Life and EREIM believe that any such allegation would be without foundation. While the outcome of this investigation cannot be predicted with certainty, in the opinion of management, the ultimate resolution of this matter should not have a material adverse effect on the Company's consolidated financial position or results of operations in any particular period.

        Equitable Casualty Insurance Company ("Casualty"), an indirect wholly owned subsidiary of Equitable Life, is party to an arbitration proceeding that commenced in August 1995. The proceeding relates to a dispute among Casualty, Houston General Insurance Company ("Houston General") and GEICO General Insurance Company ("GEICO General") regarding the interpretation of a reinsurance agreement. The arbitration panel issued a final award in favor of Casualty and GEICO General on June 17, 1996. Casualty and GEICO General moved in the pending Texas state court action, with Houston General's consent, for an order confirming the arbitration award and entering judgment dismissing the action. The motion was granted on January 29, 1997. The parties have also stipulated to the dismissal without prejudice of a related Texas Federal court action brought by Houston General against GEICO General and Equitable Life. In connection with confirmation of the arbitration award, Houston General paid to Casualty approximately $839,600 in settlement of certain reimbursement claims by Casualty against Houston General.

        On July 25, 1995, a Consolidated and Supplemental Class Action Complaint ("Complaint") was filed against the Alliance North American Government Income Trust, Inc. (the "Fund"), Alliance and certain other defendants affiliated with Alliance, including the Holding Company, alleging violations of Federal securities laws, fraud and breach of fiduciary duty in connection with the Fund's investments in Mexican and Argentine securities. The Complaint, which seeks certification of a plaintiff class of persons who purchased or owned Class A, B or C shares of the Fund from March 27, 1992 through December 23, 1994, seeks an unspecified amount of damages, costs, attorneys' fees and punitive damages. The principal allegations of the Complaint are that the Fund purchased debt securities issued by the Mexican and Argentine governments in amounts that were not permitted by the Fund's investment objective, and that there was no shareholder vote to change the investment objective to permit purchases in such amounts. The Complaint further alleges that the decline in the value of the Mexican and Argentine securities held by the Fund caused the Fund's net asset value to decline to the detriment of the Fund's shareholders. On September 26, 1996, the United States District Court for the Southern District of New York granted the defendants' motion to dismiss all counts of the complaint. On October 11, 1996, plaintiffs filed a motion for reconsideration of the court's decision granting defendants' motion to dismiss the Complaint. On November 25, 1996, the court denied plaintiffs' motion for reconsideration. On October 29, 1996, plaintiffs filed a motion for leave to file an amended complaint. The principal allegations of the proposed amended complaint are that the Fund did not properly disclose that it planned to invest in mortgage-backed derivative securities and that two advertisements used by the Fund misrepresented the risks of investing in the Fund. Plaintiffs also reiterated allegations in the Complaint that the Fund failed to hedge against the risks of investing in foreign securities despite representations that it would do so. Alliance believes that the allegations in the Complaint are without merit and intends to vigorously defend against these claims. While the ultimate outcome of this matter cannot be determined at this time, management of Alliance does not expect that it will have a material adverse effect on Alliance's results of operations or financial condition.

        On January 26, 1996, a purported purchaser of certain notes and warrants to purchase shares of common stock of Rickel Home Centers, Inc. ("Rickel") filed a class action complaint against Donaldson, Lufkin & Jenrette Securities Corporation ("DLJSC") and certain other defendants for unspecified compensatory and punitive damages in the United States District Court for the Southern District of New York. The suit was brought on behalf of the purchasers of 126,457 units consisting of $126,457,000 aggregate principal amount of 13 1/2% senior notes due 2001 and 126,457 warrants to purchase shares of common stock of Rickel issued by Rickel in October 1994. The complaint alleges violations of Federal securities laws and common law fraud against DLJSC, as the underwriter of the units and as an owner of 7.3% of the common stock of Rickel, Eos Partners, L.P., and General Electric Capital Corporation, each as owners of 44.2% of the common stock of Rickel, and members of the Board of Directors of Rickel, including a DLJSC Managing Director. The complaint seeks to hold DLJSC liable for alleged misstatements and omissions contained in the prospectus and registration statement filed in connection with the offering of the units, alleging that the defendants knew of financial losses and a decline in value of Rickel in the months prior to the offering and did not disclose such information. The complaint also alleges that Rickel failed to pay its semi-annual interest payment due on the units on December 15, 1995 and that Rickel filed a voluntary petition for reorganization pursuant to Chapter 11 of the United States Bankruptcy Code on January 10, 1996. DLJSC intends to defend itself vigorously against all of the allegations contained in the complaint. Although there can be no assurance, DLJ does not believe the outcome of this litigation will have a material adverse effect on its financial condition. Due to the early stage of this litigation, based on the information currently available to it, DLJ's management cannot make an estimate of loss, if any, or predict whether or not such litigation will have a material adverse effect on DLJ's results of operations in any particular period.

        In October 1995, DLJSC was named as a defendant in a purported class action filed in a Texas State Court on behalf of the holders of $550.0 million principal amount of subordinated redeemable discount debentures of National Gypsum Corporation ("NGC") canceled in connection with a Chapter 11 plan of reorganization for NGC consummated in July 1993. The named plaintiff in the State Court action also filed an adversary proceeding in the Bankruptcy Court for the Northern District of Texas seeking a declaratory judgment that the confirmed NGC plan of reorganization does not bar the class action claims. Subsequent to the consummation of NGC's plan of reorganization, NGC's shares traded for values substantially in excess of, and in 1995 NGC was acquired for a value substantially in excess of, the values upon which NGC's plan of reorganization was based. The two actions arise out of DLJSC's activities as financial advisor to NGC in the course of NGC's Chapter 11 reorganization proceedings. The class action complaint alleges that the plan of reorganization submitted by NGC was based upon projections by NGC and DLJSC which intentionally understated forecasts, and provided misleading and incorrect information in order to hide NGC's true value and that defendants breached their fiduciary duties by, among other things, providing false, misleading or incomplete information to deliberately understate the value of NGC. The class action complaint seeks compensatory and punitive damages purportedly sustained by the class. The Texas State Court action, which had been removed to the Bankruptcy Court, has been remanded back to the state court, which remand is being opposed by DLJSC. DLJSC intends to defend itself vigorously against all of the allegations contained in the complaint. Although there can be no assurance, DLJ does not believe that the ultimate outcome of this litigation will have a material adverse effect on its financial condition. Due to the early stage of such litigation, based upon the information currently available to it, DLJ's management cannot make an estimate of loss, if any, or predict whether or not such litigation will have a material adverse effect on DLJ's results of operations in any particular period.

        In November and December 1995, DLJSC, along with various other parties, was named as a defendant in a number of purported class actions filed in the U.S. District Court for the Eastern District of Louisiana. The complaints allege violations of the Federal securities laws arising out of a public offering in 1994 of $435.0 million of first mortgage notes of Harrah's Jazz Company and Harrah's Jazz Finance Corp. The complaints seek to hold DLJSC liable for various alleged misstatements and omissions contained in the prospectus dated November 9, 1994. DLJSC intends to defend itself vigorously against all of the allegations contained in the complaints. Although there can be no assurance, DLJ does not believe that the ultimate outcome of this litigation will have a material adverse effect on its financial condition. Due to the early stage of this litigation, based upon the information currently available to it, DLJ's management cannot make an estimate of loss, if any, or predict whether or not such litigation will have a material adverse effect on DLJ's results of operations in any particular period.

        In addition to the matters described above, Equitable Life and its subsidiaries and DLJ and its subsidiaries are involved in various legal actions and proceedings in connection with their businesses. Some of the actions and proceedings have been brought on behalf of various alleged classes of claimants and certain of these claimants seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on the Company's consolidated financial position or results of operations.

15)     LEASES

        The Company has entered into operating leases for office space and certain other assets, principally data processing equipment and office furniture and equipment. Future minimum payments under noncancelable leases for 1997 and the succeeding four years are $113.7 million, $110.6 million, $100.3 million, $72.3 million, $59.3 million and $427.3 million thereafter. Minimum future sublease rental income on these noncancelable leases for 1997 and the succeeding four years are $9.8 million, $6.0 million, $4.5 million, $2.4 million, $.8 million and $.1 million thereafter.

        At December 31, 1996, the minimum future rental income on noncancelable operating leases for wholly owned investments in real estate for 1997 and the succeeding four years are $263.0 million, $242.1 million, $219.8 million, $194.3 million, $174.6 million and $847.1 million thereafter.

16)     OTHER OPERATING COSTS AND EXPENSES

        Other operating costs and expenses consisted of the following:

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Compensation costs.................................  $       647.3       $      595.9       $      687.5
        Commissions........................................          329.5              314.3              313.0
        Short-term debt interest expense...................            8.0               11.4               19.0
        Long-term debt interest expense....................          137.3              108.1               98.3
        Amortization of policy acquisition costs...........          405.2              317.8              313.4
        Capitalization of policy acquisition costs.........         (391.9)            (391.0)            (410.9)
        Rent expense, net of sub-lease income..............          113.7              109.3              116.0
        Other..............................................          798.9              710.0              721.4
                                                            -----------------   ----------------   -----------------
        Total..............................................  $     2,048.0       $    1,775.8       $    1,857.7
                                                            =================   ================   =================

        During 1996, 1995 and 1994, the Company restructured certain operations in connection with cost reduction programs and recorded pre-tax provisions of $24.4 million, $32.0 million and $20.4 million, respectively. The amounts paid during 1996, associated with cost reduction programs, totaled $17.7 million. At December 31, 1996, the liabilities associated with cost reduction programs amounted to $44.5 million. The 1996 cost reduction program included restructuring costs related to the consolidation of insurance operations' service centers. The 1995 cost reduction program included relocation expenses, including the accelerated amortization of building improvements associated with the relocation of the home office. The 1994 cost reduction program included costs associated with the termination of operating leases and employee severance benefits in connection with the consolidation of 16 insurance agencies. Amortization of DAC included $145.0 million writeoff of DAC related to DI contracts in the fourth quarter of 1996.

17)     INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

        Equitable Life is restricted as to the amounts it may pay as dividends to the Holding Company. Under the New York Insurance Law, the Superintendent has broad discretion to determine whether the financia1 condition of a stock life insurance company would support the payment of dividends to its shareholders. For 1996, 1995 and 1994, statutory net (loss) earnings totaled $(351.1) million, $(352.4) million and $67.5 million, respectively. No amounts are expected to be available for dividends from Equitable Life to the Holding Company in 1997.

        At December 31, 1996, the Insurance Group, in accordance with various government and state regulations, had $21.9 million of securities deposited with such government or state agencies.

        Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from GAAP. The New York Insurance Department (the "Department") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, for determining its solvency under the New York Insurance Law, and for determining whether its financial condition warrants the payment of a dividend to its stockholders. No consideration is given by the Department to financial statements prepared in accordance with GAAP in making such determinations. The following reconciles the Company's statutory change in surplus and capital stock and statutory surplus and capital stock determined in accordance with accounting practices prescribed by the Department with net earnings and equity on a GAAP basis.

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Net change in statutory surplus and capital stock..  $        56.0       $       78.1       $      292.4
        Change in asset valuation reserves.................          (48.4)             365.7             (285.2)
                                                            -----------------   ----------------   -----------------
        Net change in statutory surplus, capital stock
          and asset valuation reserves.....................            7.6              443.8                7.2
        Adjustments:
          Future policy benefits and policyholders'
            account balances...............................         (298.5)             (66.0)              (5.3)
          DAC..............................................          (13.3)              73.2               97.5
          Deferred Federal income taxes....................          108.0             (158.1)             (58.7)
          Valuation of investments.........................          289.8              189.1               45.2
          Valuation of investment subsidiary...............         (117.7)            (188.6)             396.6
          Limited risk reinsurance.........................           92.5              416.9               74.9
          Contribution from the Holding Company............            -                  -               (300.0)
          Issuance of surplus notes........................            -               (538.9)               -
          Postretirement benefits..........................           28.9              (26.7)              17.1
          Other, net.......................................           12.4              115.1              (44.0)
          GAAP adjustments of Closed Block.................           (9.8)              15.7               (9.5)
          GAAP adjustments of discontinued GIC
            Segment........................................          (89.6)              37.3               42.8
                                                            -----------------   ----------------   -----------------
        Net Earnings of the Insurance Group................  $        10.3       $      312.8       $      263.8
                                                            =================   ================   =================

                                                                                 DECEMBER 31,
                                                            --------------------------------------------------------
                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Statutory surplus and capital stock................  $     2,258.9       $    2,202.9       $    2,124.8
        Asset valuation reserves...........................        1,297.5            1,345.9              980.2
                                                            -----------------   ----------------   -----------------
        Statutory surplus, capital stock and asset
          valuation reserves...............................        3,556.4            3,548.8            3,105.0
        Adjustments:
          Future policy benefits and policyholders'
            account balances...............................       (1,305.0)          (1,006.5)            (940.5)
          DAC..............................................        3,104.9            3,075.8            3,219.4
          Deferred Federal income taxes....................         (306.1)            (452.0)             (29.4)
          Valuation of investments.........................          286.8              417.7             (794.1)
          Valuation of investment subsidiary...............         (782.8)            (665.1)            (476.5)
          Limited risk reinsurance.........................         (336.5)            (429.0)            (845.9)
          Issuance of surplus notes........................         (539.0)            (538.9)               -
          Postretirement benefits..........................         (314.4)            (343.3)            (316.6)
          Other, net.......................................          126.3                4.4              (79.2)
          GAAP adjustments of Closed Block.................          783.7              830.8              740.4
          GAAP adjustments of discontinued GIC
            Segment........................................         (190.3)            (184.6)            (221.9)
                                                            -----------------   ----------------   -----------------
        Equity of the Insurance Group......................  $     4,084.0       $    4,258.1       $    3,360.7
                                                            =================   ================   =================

18)     BUSINESS SEGMENT INFORMATION

        The Company has two major business segments: Insurance Operations and Investment Services. Interest expense related to debt not specific to either business segment is presented as Corporate interest expense. Information for all periods is presented on a comparable basis.

        The Insurance Operations segment offers a variety of traditional, variable and interest-sensitive life insurance products, disability income, annuity products, mutual fund and other investment products to individuals and small groups and administers traditional participating group annuity contracts with conversion features, generally for corporate qualified pension plans, and association plans which provide full service retirement programs for individuals affiliated with professional and trade associations. This segment includes Separate Accounts for individual insurance and annuity products.

        The Investment Services segment provides investment fund management, primarily to institutional clients. This segment includes the Company's equity interest in DLJ and Separate Accounts which provide various investment options for group clients through pooled or single group accounts.

        Intersegment investment advisory and other fees of approximately $127.5 million, $124.1 million and $135.3 million for 1996, 1995 and 1994, respectively, are included in total revenues of the Investment Services segment. These fees, excluding amounts related to the discontinued GIC Segment of $15.7 million, $14.7 million and $27.4 million for 1996, 1995 and 1994, respectively, are eliminated in consolidation.

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Revenues
        Insurance operations...............................  $     3,742.9       $    3,614.6       $    3,507.4
        Investment services................................        1,126.1              949.1              935.2
        Consolidation/elimination..........................          (24.5)             (34.9)             (27.2)
                                                            -----------------   ----------------   -----------------
        Total..............................................  $     4,844.5       $    4,528.8       $    4,415.4
                                                            =================   ================   =================
        Earnings (loss) from continuing  operations
          before Federal income taxes, minority interest
          and cumulative effect of accounting change
        Insurance operations...............................  $       (36.6)      $      303.1       $      327.5
        Investment services................................          311.9              224.0              227.9
        Consolidation/elimination..........................             .2               (3.1)                .3
                                                            -----------------   ----------------   -----------------
              Subtotal.....................................          275.5              524.0              555.7
        Corporate interest expense.........................          (66.9)             (27.9)            (114.2)
                                                            -----------------   ----------------   -----------------
        Total..............................................  $       208.6       $      496.1       $      441.5
                                                            =================   ================   =================

                                                   DECEMBER 31,
                                        ------------------------------------
                                             1996                1995
                                        ----------------   -----------------
                                                   (IN MILLIONS)

        Assets
        Insurance operations...........  $    60,464.9      $    56,720.5
        Investment services............       13,542.5           12,842.9
        Consolidation/elimination......         (399.6)            (354.4)
                                        ----------------   -----------------
        Total..........................  $    73,607.8      $    69,209.0
                                        ================   =================

19)     QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

        The quarterly results of operations for 1996 and 1995, are summarized below:

                                                                      THREE MONTHS ENDED
                                       ------------------------------------------------------------------------------
                                           MARCH 31           JUNE 30           SEPTEMBER 30          DECEMBER 31
                                       -----------------  -----------------   ------------------   ------------------
                                                                        (IN MILLIONS)
        1996
        ----
        Total Revenues................  $     1,169.7      $     1,193.6       $    1,193.6         $    1,287.6
                                       =================  =================   ==================   ==================
        Earnings (Loss) from
          Continuing Operations
          before Cumulative Effect
          of Accounting Change........  $        94.8      $        87.1       $       93.2         $     (157.9)
                                       =================  =================   ==================   ==================
        Net Earnings (Loss)...........  $        71.7      $        87.1       $       93.2         $     (241.7)
                                       =================  =================   ==================   ==================
        1995
        ----
        Total Revenues................  $     1,079.1      $     1,164.0       $    1,138.8         $    1,146.9
                                       =================  =================   ==================   ==================
        Net Earnings..................  $        66.3      $       101.7       $      100.2         $       44.6
                                       =================  =================   ==================   ==================

        The quarterly results of operations for 1996 and 1995 have been restated to reflect the Company's accounting change adopted in the fourth quarter of 1996 for long-duration participating life contracts in accordance with the provisions prescribed by SFAS No. 120. Net earnings for the three months ended December 31, 1996 includes a charge of $339.3 million related to writeoffs of DAC on DI contracts of $94.3 million, reserve strengthening on DI business of $113.7 million, pension par of $47.5 million and the discontinued GIC Segment of $83.8 million.

20)     INVESTMENT IN DLJ

        On December 15, 1993, the Company sold a 61% interest in DLJ to the Holding Company for $800.0 million in cash and securities. The excess of the proceeds over the book value in DLJ at the date of sale of $340.2 million has been reflected as a capital contribution. In 1995, DLJ completed the initial public offering ("IPO") of 10.58 million shares of its common stock, which included 7.28 million of the Holding Company's shares in DLJ, priced at $27 per share. Concurrent with the IPO, the Company contributed equity securities to DLJ having a market value of $21.2 million. Upon completion of the IPO, the Company's ownership percentage was reduced to 36.1%. The Company's ownership interest will be further reduced upon the issuance of common stock after the vesting of forfeitable restricted stock units acquired by and/or the exercise of options granted to certain DLJ employees. DLJ restricted stock units represents forfeitable rights to receive approximately 5.2 million shares of DLJ common stock through February 2000.

        The results of operations of DLJ are accounted for on the equity basis and are included in commissions, fees and other income in the consolidated statements of earnings. The Company's carrying value of DLJ is included in investment in and loans to affiliates in the consolidated balance sheets.

        Summarized balance sheets information for DLJ, reconciled to the Company's carrying value of DLJ, are as follows:

                                                                                           DECEMBER 31,
                                                                                ------------------------------------
                                                                                     1996                1995
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)
        Assets:
        Trading account securities, at market value............................  $   15,728.1       $   10,821.3
        Securities purchased under resale agreements...........................      20,598.7           18,748.2
        Broker-dealer related receivables......................................      16,525.9           13,023.7
        Other assets...........................................................       2,651.0            1,983.3
                                                                                ----------------   -----------------
        Total Assets...........................................................  $   55,503.7       $   44,576.5
                                                                                ================   =================
        Liabilities:
        Securities sold under repurchase agreements............................  $   29,378.3       $   26,744.8
        Broker-dealer related payables.........................................      19,409.7           12,915.5
        Short-term and long-term debt..........................................       2,704.5            1,742.0
        Other liabilities......................................................       2,164.0            1,750.5
                                                                                ----------------   -----------------
        Total liabilities......................................................      53,656.5           43,152.8
        Cumulative exchangeable preferred stock................................           -                225.0
        DLJ's company-obligated mandatorily redeemed preferred
          securities of subsidiary trust holding solely debentures of DLJ......         200.0                -
        Total shareholders' equity.............................................       1,647.2            1,198.7
                                                                                ----------------   -----------------
        Total Liabilities, Cumulative Exchangeable Preferred Stock and
          Shareholders' Equity.................................................  $   55,503.7       $   44,576.5
                                                                                ================   =================
        DLJ's equity as reported...............................................  $    1,647.2       $    1,198.7
        Unamortized cost in excess of net assets acquired in 1985
          and other adjustments................................................          23.9               40.5
        The Holding Company's equity ownership in DLJ..........................        (590.2)            (499.0)
        Minority interest in DLJ...............................................        (588.6)            (324.3)
                                                                                ----------------   -----------------
        The Company's Carrying Value of DLJ....................................  $      492.3       $      415.9
                                                                                ================   =================

        Summarized statements of earnings information for DLJ reconciled to the Company's equity in earnings of DLJ is as follows:

                                                                                     1996                1995
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)
        Commission, fees and other income......................................  $    1,818.2       $    1,325.9
        Net investment income..................................................       1,074.2              904.1
        Dealer, trading and investment gains, net..............................         598.4              528.6
                                                                                ----------------   -----------------
        Total revenues.........................................................       3,490.8            2,758.6
        Total expenses including income taxes..................................       3,199.5            2,579.5
                                                                                ----------------   -----------------
        Net earnings...........................................................         291.3              179.1
        Dividends on preferred stock...........................................          18.7               19.9
                                                                                ----------------   -----------------
        Earnings Applicable to Common Shares...................................  $      272.6       $      159.2
                                                                                ================   =================
        DLJ's earnings applicable to common shares as reported.................  $      272.6       $      159.2
        Amortization of cost in excess of net assets acquired in 1985..........          (3.1)              (3.9)
        The Holding Company's equity in DLJ's earnings.........................        (107.8)             (90.4)
        Minority interest in DLJ...............................................         (73.4)              (6.5)
                                                                                ----------------   -----------------
        The Company's Equity in DLJ's Earnings.................................  $       88.3       $       58.4
                                                                                ================   =================

21)     ACCOUNTING FOR STOCK-BASED COMPENSATION

        The Holding Company sponsors a stock option plan for employees of Equitable Life. DLJ and Alliance each sponsor their own stock option plans for certain employees. The Company elected to continue to account for stock-based compensation using the intrinsic value method prescribed in APB Opinion No. 25. Had compensation expense of the Company's stock option incentive plans for options granted after December 31, 1994 been determined based on the estimated fair value at the grant dates for awards under those plans, the Company's pro forma net earnings for 1996 and 1995 would have been as follows:

                                    1996              1995
                               ---------------   ---------------
                                        (IN MILLIONS)
        Net Earnings
          As Reported.........  $       10.3      $     312.8
          Pro Forma...........  $        3.2      $     311.3

        The fair value of options and units granted after December 31, 1994, used as a basis for the above pro forma disclosures, was estimated as of the date of grants using Black-Scholes option pricing models. The option and unit pricing assumptions for 1996 and 1995 are as follows:

                                      HOLDING COMPANY                    DLJ                        ALLIANCE
                                  -------------------------   --------------------------  -----------------------------
                                     1996          1995          1996          1995           1996            1995
                                  -----------   -----------   -----------   ------------  -------------   -------------
        Dividend yield...........     0.80%         0.96%         1.54%         1.85%         8.0%            8.0%
        Expected volatility......    20.00%        20.00%        25.00%        25.00%        23.00%          23.00%
        Risk-free interest rate..     5.92%         6.83%         6.07%         5.86%         5.80%           6.00%

        Expected Life............  5 YEARS       5 years       5 YEARS        5 years      7.43 YEARS      7.43 years
        Weighted fair value
          per option granted.....    $6.94         $5.90         $9.35          -            $2.69           $2.24

        A summary of the Holding Company and DLJ stock option plans and Alliance's Unit option plans are as follows:

                                          HOLDING COMPANY                       DLJ                           ALLIANCE
                                    -----------------------------   -----------------------------   -----------------------------
                                                      Options                         Options                         Options
                                                    Outstanding                     Outstanding                     Outstanding
                                                      Weighted                        Weighted                        Weighted
                                                      Average                         Average                         Average
                                      Shares         Exercise          Shares        Exercise           Units         Exercise
                                    (In Millions)      Price        (In Millions)     Price         (In Millions)      Price
                                    -------------   -------------   -------------   -------------   -------------   -------------
        Balance as of
          January 1, 1994........         6.1                             -                               3.2
          Granted................          .7                             -                               1.2
          Exercised..............         -                               -                               (.5)
          Forfeited..............         -                               -                               (.1)
                                    -------------                   -------------                   -------------
        Balance as of
          December 31, 1994......         6.8                             -                               3.8
          Granted................          .4                             9.2                             1.8
          Exercised..............         (.1)                            -                               (.5)
          Expired................         (.1)                            -                               -
          Forfeited..............         (.3)                            -                               (.3)
                                    -------------                   -------------                   -------------
        Balance as of
          December 31, 1995......         6.7           $20.27            9.2          $27.00             4.8           $17.72
          Granted................          .7           $24.94            2.1          $32.54              .7           $25.12
          Exercised..............         (.1)          $19.91            -              -                (.4)          $13.64
          Expired................         (.6)          $20.21            -              -                -               -
          Forfeited..............         -               -               (.2)         $27.00             (.1)          $19.32
                                    -------------                   -------------                   -------------
        Balance as of
          December 31, 1996......         6.7           $20.79           11.1          $28.06             5.0           $19.07
                                    =============   =============   =============   =============   =============   =============

        Information with respect to stock and unit options outstanding and exercisable at December 31, 1996 is as follows:

                                      Options Outstanding                                          Options Exercisable
        -------------------------------------------------------------------------------    --------------------------------------
                                                       Weighted
                                                        Average           Weighted                                 Weighted
              Range of               Number            Remaining           Average               Number             Average
              Exercise            Outstanding         Contractual         Exercise            Exercisable           Exercise
               Prices            (In Millions)        Life (Years)          Price            (In Millions)           Price
        ---------------------   -----------------   ---------------   -----------------    -------------------   ----------------
               Holding
               Company
        ---------------------
        $18.125-$27.75                 6.7                 7.00             $20.79                3.4                $20.18
                                =================   ===============   =================    ===================   ================

                 DLJ
        ---------------------
        $27.00-$33.50                 11.1                 9.00             $28.06                -                    -
                                =================   ===============   =================    ===================   ================

              Alliance
        ---------------------
        $ 6.0625-$15.9375              1.3                 4.76             $12.97                1.2                $12.58
        $16.3125-$19.75                1.1                 8.19             $19.13                 .2                $18.69
        $19.875 -$19.875               1.0                 7.36             $19.88                 .4                $19.88
        $20.75  -$24.375                .9                 8.46             $22.05                 .3                $21.84
        $24.375 -$25.125                .7                 9.96             $25.13                -                    -
                                -----------------                                          -------------------
        $ 6.0625-$25.125               5.0                 7.43             $19.07                2.1                $15.84
                                =================   ===============   =================    ===================   ================

                                             Filed Pursuant to Rule 497(c)
                                             Registration File No.: 33-83750

                  INCOME MANAGER (SERVICE MARK) ACCUMULATOR
                     STATEMENT OF ADDITIONAL INFORMATION

                                 MAY 1, 1997
-----------------------------------------------------------------------------

                           COMBINATION VARIABLE AND
                     FIXED DEFERRED ANNUITY CERTIFICATES
                              FUNDED THROUGH THE
                               INVESTMENT FUNDS
                          OF SEPARATE ACCOUNT NO. 45

                                                  EQUITY SERIES
-----------------------------------------------------------------------------------------------------------------------------
DOMESTIC EQUITY                      INTERNATIONAL EQUITY                          AGGRESSIVE EQUITY
 Alliance Common Stock                  Alliance Global                                Alliance Aggressive Stock
 Alliance Growth & Income               Alliance International                         Alliance Small Cap Growth
 EQ/Putnam Growth & Income Value        Morgan Stanley Emerging Markets Equity*        MFS Emerging Growth Companies
 MFS Research                           T. Rowe Price International Stock              Warburg Pincus Small Company Value
 Merrill Lynch Basic Value Equity
 T. Rowe Price Equity Income            *Available on or about September 2, 1997.
 ------------------------------------------------------------------------------------------------------------------------------

       ASSET ALLOCATION SERIES                                        FIXED INCOME SERIES
-----------------------------------------------------------------------------------------------------------------------------
 Alliance Conservative Investors         AGGRESSIVE FIXED INCOME         DOMESTIC FIXED INCOME
 Alliance Growth Investors                     Alliance High Yield       Alliance Intermediate Government Securities
 EQ/Putnam Balanced                                                      Alliance Money Market
 Merrill Lynch World Strategy
 ----------------------------------------------------------------------------------------------------------------------------

                                  ISSUED BY:
          THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

         Home Office:         1290 Avenue of the Americas, New York, NY 10104
         Processing Office:   Post Office Box 1547, Secaucus, NJ 07096-1547

This statement of additional information (SAI) is not a prospectus. It should be read in conjunction with the Separate Account No. 45 prospectus supplement for the Accumulator, dated May 1, 1997 and the prospectus for the Accumulator, dated May 1, 1996. Definitions of special terms used in the SAI are found in the prospectus.

   A copy of the prospectus is available free of charge by writing the Processing Office, by calling 1-800-789-7771, toll-free, or by contacting your Registered Representative.

                     STATEMENT OF ADDITIONAL INFORMATION
                              TABLE OF CONTENTS

                                                                                             PAGE
--------------------------------------------------------------------------------------------------
Part 1 Accumulation Unit Values                                                               2
--------------------------------------------------------------------------------------------------
Part 2 Annuity Unit Values                                                                    2
--------------------------------------------------------------------------------------------------
Part 3 Custodian and Independent Accountants                                                  3
--------------------------------------------------------------------------------------------------
Part 4 Alliance Money Market Fund and Alliance Intermediate Government Securities Fund
       Yield Information                                                                      3
--------------------------------------------------------------------------------------------------
Part 5 Long-Term Market Trends                                                                5
--------------------------------------------------------------------------------------------------
Part 6 Financial Statements                                                                   7
--------------------------------------------------------------------------------------------------

Copyright 1997 The Equitable Life Assurance Society of the United States, New
                            York, New York 10104.
All rights reserved. Income Manager is a service mark of The Equitable Life
                   Assurance Society of the United States.

PART 1 - ACCUMULATION UNIT VALUES

Accumulation Unit Values are determined at the end of each Valuation Period for each of the Investment Funds. Other annuity contracts and certificates which may be offered by us will have their own accumulation unit values for the Investment Funds which may be different from those for the Accumulator.

The Accumulation Unit Value for an Investment Fund for any Valuation Period is equal to the Accumulation Unit Value for the preceding Valuation Period multiplied by the Net Investment Factor for that Investment Fund for that Valuation Period. The NET INVESTMENT FACTOR is (a) -c where:
                                                b

(a) is the value of the Investment Fund's shares of the corresponding Portfolio at the end of the Valuation Period before giving effect to any amounts allocated to or withdrawn from the Investment Fund for the Valuation Period. For this purpose, we use the share value reported to us by HR Trust or EQ Trust, as applicable.

(b) is the value of the Investment Fund's shares of the corresponding Portfolio at the end of the preceding Valuation Period (after any amounts allocated or withdrawn for that Valuation Period).

(c) is the daily Separate Account mortality and expense risk charge and asset based administrative charge relating to the Certificates, times the number of calendar days in the Valuation Period. These daily charges are at an effective annual rate not to exceed a total of 1.15%.

PART 2 - ANNUITY UNIT VALUES

The annuity unit value was fixed at $1.00 on May 1, 1995 for Certificates with assumed base rates of net investment return of both 5% and 3 1/2% a year. For each Valuation Period after that date, it is the annuity unit value for the immediately preceding Valuation Period multiplied by the adjusted Net Investment Factor under the Certificate. For each Valuation Period, the adjusted Net Investment Factor is equal to the Net Investment Factor reduced for each day in the Valuation Period by:

o .00013366 of the Net Investment Factor if the assumed base rate of net investment return is 5% a year; or

o .00009425 of the Net Investment Factor if the assumed base rate of net investment return is 3 1/2%.

Because of this adjustment, the annuity unit value rises and falls depending on whether the actual rate of net investment return (after deduction of charges) is higher or lower than the assumed base rate.

All Certificates have a 5% assumed base rate of net investment return, except in states where that rate is not permitted. Annuity payments under Certificates with an assumed base rate of 3 1/2% will at first be smaller than those under Certificates with a 5% assumed base rate. Payments under the 3 1/2% Certificates, however, will rise more rapidly when unit values are rising, and payments will fall more slowly when unit values are falling than those under 5% Certificates.

The amounts of variable annuity payments are determined as follows:

Payments normally start on the Business Day specified on your election form, or on such other future date as specified therein and are made on a monthly basis. The first three payments are of equal amounts. Each of the first three payments will be based on the amount specified in the Tables of Guaranteed Annuity Payments in the Certificate.

The first three payments depend on the assumed base rate of net investment return and the form of annuity chosen (and any fixed period). If the annuity involved a life contingency, the risk class and the age of the annuitants will affect payments.

The amount of the fourth and each later payment will vary according to the investment performance of the Alliance Common Stock Fund. Each monthly payment will be calculated by multiplying the number of annuity units credited by the average annuity unit value for the second calendar month immediately preceding the due date of the payment. The number of units is calculated by dividing the first monthly payment by the annuity unit value for the Valuation Period which includes the due date of the first monthly payment. The average annuity unit value is the average of the annuity unit values for the Valuation Periods ending in that month. Variable income annuities may also be available by separate prospectus through the Alliance Common Stock or other Funds of other separate accounts we offer.

Illustration of Changes in Annuity Unit Values.

To show how we determine variable annuity payments from month to month, assume that the Annuity Account Value on an Annuity Commencement Date is enough to fund an annuity with a monthly payment of $363 and that the annuity unit value for the Valuation Period that includes the due date of the first annuity payment is $1.05. The number of annuity units credited under the contract would be 345.71 (363 divided by 1.05 = 345.71).

If the fourth monthly payment is due in March, and the average annuity unit value for January was $1.10, the annuity payment for March would be the number of units (345.71) times the average annuity unit value ($1.10), or $380.28. If the average annuity unit value was $1 in February, the annuity payment for April would be 345.71 times $1, or $345.71.

PART 3 - CUSTODIAN AND INDEPENDENT ACCOUNTANTS

Equitable Life is the custodian for shares of the HR Trust and EQ Trust owned by the Separate Account.

The financial statements of the Separate Account for the period ended December 31, 1996 and 1995, and the consolidated financial statements and consolidated financial statement schedules of Equitable Life at December 31, 1996 and 1995 and for each of the three years ended December 31, 1996 included in the SAI have been audited by Price Waterhouse LLP.

The financial statements of the Separate Account for the period ended December 31, 1996 and 1995, and the consolidated financial statements and consolidated financial statement schedules of Equitable Life for the years ended December 31, 1996 and 1995 and for each of the three years ended December 31, 1996 included in this SAI have been so included in reliance on the reports of Price Waterhouse LLP, independent accountants, given on the authority of such firm as experts in accounting and auditing.

PART 4 - ALLIANCE MONEY
     MARKET FUND AND ALLIANCE
     INTERMEDIATE GOVERNMENT
     SECURITIES FUND YIELD
     INFORMATION

Alliance Money Market Fund

The Alliance Money Market Fund calculates yield information for seven-day periods. The seven-day current yield calculation is based on a hypothetical Certificate with one Accumulation Unit at the beginning of the period. To determine the seven-day rate of return, the net change in the Accumulation Unit Value is computed by subtracting the Accumulation Unit Value at the beginning of the period from an Accumulation Unit Value, exclusive of capital changes, at the end of the period.

The net change is then reduced by the average contract fee factor (explained below). This reduction is made to recognize the deduction of the annual contract fee, which is not reflected in the unit value. See "Annual Contract Fee" in Part 6 of the prospectus.

Accumulation Unit Values reflect all other accrued expenses of the Alliance Money Market Fund but do not reflect the distribution fee the withdrawal charge, the guaranteed minimum death benefit charge or any charges for applicable taxes such as state or local premium taxes.

The adjusted net change is divided by the Accumulation Unit Value at the beginning of the period to obtain the adjusted base period rate of return. This seven-day adjusted base period return is then multiplied by 365/7 to produce an annualized seven-day current yield figure carried to the nearest one-hundredth of one percent.

The actual dollar amount of the annual contract fee that is deducted from the Alliance Money Market Fund will vary for each Certificate depending upon the percentage of the Annuity Account Value allocated to the Alliance Money Market Fund. To determine the effect of the annual contract fee on the yield, we start with the total dollar amounts of the charges deducted from the Fund during the 12-month period ending on the last day of the prior year. The amount is multiplied by 7/365 to produce an average contract fee factor which is used in all weekly yield computations for the ensuing year. The average contract fee factor is then divided by the number of Accumulator Alliance Money Market Fund Accumulation Units as of the end of the prior calendar year, and the resulting quotient is deducted from the net change in Accumulation Unit Value for the seven-day period.

The effective yield is obtained by modifying the current yield to give effect to the compounding nature of the Alliance Money Market Fund's investments, as follows: the unannualized adjusted base period return is compounded by adding one to the adjusted base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result, i.e., effective yield = (base period return + 1 ) 365/7 -1. The Alliance Money Market Fund yields will fluctuate daily. Accordingly, yields for any given period are not necessarily representative of future results. In addition, the value of Accumulation Units of the Alliance Money Market Fund will fluctuate and not remain constant.

Alliance Intermediate Government Securities Fund

The Alliance Intermediate Government Securities Fund calculates yield information for 30-day periods. The 30-day current yield calculation is based on a hypothetical Certificate with one Accumulation Unit at the beginning of the period. To determine the 30-day rate of return, the net change in the Accumulation Unit Value is computed by subtracting the Accumulation Unit Value at the beginning of the period from an Accumulation Unit Value, exclusive of capital changes, at the end of the period.

The net change is then reduced by the average contract fee factor (explained below). This reduction is made to recognize the deduction of the annual contract fee, which is not reflected in the unit value. See "Annual Contract Fee" in Part 6 of the prospectus.

Accumulation Unit Values reflect all other accrued expenses of the Alliance Intermediate Government Securities Fund but do not reflect the distribution fee, the withdrawal charge, the guaranteed minimum death benefit charge or any charges for applicable taxes such as state or local premium taxes.

The adjusted net change is divided by the Accumulation Unit Value at the beginning of the period to obtain the adjusted base period rate of return. This 30-day adjusted base period return is then multiplied by 365/30 to produce an annualized 30-day current yield figure carried to the nearest one-hundredth of one percent.

The actual dollar amount of the annual contract fee that is deducted from the Alliance Intermediate Government Securities Fund will vary for each Certificate depending upon the percentage of the Annuity Account Value allocated to the Alliance Intermediate Government Securities Fund. To determine the effect of the annual contract fee on the yield, we start with the total dollar amounts of the charges deducted from the Fund during the 12-month period ending on the last day of the prior year. The amount is multiplied by 30/365 to produce an average contract fee factor which is used in all 30-day yield computations for the ensuing year. The average contract fee is then divided by the number of Accumulator Alliance Intermediate Government Securities Fund Accumulation Units as of the end of the prior calendar year, and the resulting quotient is deducted from the net change in Accumulation Unit Value for the 30-day period.

The effective yield is obtained by modifying the current yield to give effect to the compounding nature of the Alliance Intermediate Government Securities Fund's investments, as follows: the unannualized adjusted base period return is compounded by adding one to the adjusted base period return, raising the sum to a power equal to 365 divided by 30, and subtracting one from the result, i.e., effective yield = (base period return + 1) 365/30 -1. Alliance Intermediate Government Securities Fund yields will fluctuate daily. Accordingly, yields for any given period are not necessarily representative of future results. In addition, the value of the Accumulation Units of the Alliance Intermediate Government Securities Fund will fluctuate and not remain constant.

Alliance Money Market Fund and Alliance Intermediate Government Securities Fund Yield Information

Alliance Money Market Fund and the Alliance Intermediate Government Securities Fund yields reflect charges that are not normally reflected in the yields of other investments and therefore may be lower when compared with yields of other investments. Alliance Money Market Fund and Alliance Intermediate Government Securities Fund yields should not be compared to the return on fixed rate investments which guarantee rates of interest for specified periods, such as the Guarantee Periods. Nor should the yield be compared to the yield of money market funds or government securities funds made available to the general public.

The seven-day current yield for the Alliance Money Market Fund was 4.03% for the period ended December 31, 1996. The effective yield for that period was 4.11%.

The 30-day current yield for the Alliance Intermediate Government Securities Fund was 4.41% for the period ended December 31, 1996. The effective yield for that period was 4.50%.

Because the above yields reflect the deduction of Separate Account expenses, including the annual contract fee, they are lower than the corresponding yield figures for the Alliance Money Market Portfolio and Alliance Intermediate Government Securities Portfolio which reflect only the deduction of HR Trust-level expenses.

PART 5 - LONG-TERM MARKET TREND

As a tool for understanding how different investment strategies may affect long-term results, it may be useful to consider the historical returns on different types of assets. The following charts present historical return trends for various types of securities. The information presented, while not directly related to the performance of the Investment Funds, helps to provide a perspective on the potential returns of different asset classes over different periods of time. By combining this information with knowledge of personal financial needs (e.g., the length of time until you retire, your financial requirements at retirement), you may be able to better determine how you wish to allocate contributions among the Investment Funds.

Historically, the long-term investment performance of common stocks has generally been superior to that of long-or short-term debt securities. For those investors who have many years until retirement, or whose primary focus is on long-term growth potential and protection against inflation, there may be advantages to allocating some or all of their Annuity Account Value to those Investment Funds that invest in stocks.

                   Growth of $1 Invested on January 1, 1996
                   (Values are as of the last business day)

[THE FOLLOWING TABLE WAS REPRESENTED AS A STACKED
AREA GRAPH IN THE PROSPECTUS]


------------------------------------------
              S&P 500
              TOTAL       U.S.
              RETURN      INFLATION
------------------------------------------
              INDEX       VALUE
------------------------------------------
Dec 1956      1.07        1.03
Dec 1957      0.95        1.06
Dec 1958      1.36        1.08
Dec 1959      1.53        1.09
Dec 1960      1.53        1.11
Dec 1961      1.95        1.12
Dec 1962      1.78        1.13
Dec 1963      2.18        1.15
Dec 1964      2.54        1.16
Dec 1965      2.86        1.19
Dec 1966      2.57        1.23
Dec 1967      3.18        1.26
Dec 1968      3.34        1.32
Dec 1969      3.24        1.40
Dec 1970      3.37        1.48
Dec 1971      3.85        1.53
Dec 1972      4.58        1.58
Dec 1973      3.91        1.72
Dec 1974      2.87        1.83
Dec 1975      3.94        2.07
Dec 1976      4.88        2.17
Dec 1977      4.53        2.31
Dec 1978      4.83        2.52
Dec 1979      5.72        2.86
Dec 1980      7.57        3.21
Dec 1981      7.20        3.50
Dec 1982      8.74        3.64
Dec 1983     10.71        3.77
Dec 1984     11.38        3.92
Dec 1985     15.04        4.07
Dec 1986     17.81        4.12
Dec 1987     18.75        4.30
Dec 1988     21.90        4.49
Dec 1989     28.79        4.70
Dec 1990     27.88        4.99
Dec 1991     36.40        5.14
Dec 1992     39.19        5.29
Dec 1993     43.10        5.43
Dec 1994     43.67        5.58
Dec 1995     60.01        5.72
Dec 1996     73.86        5.92
------------------------------------------
[END OF GRAPHICALLY REPRESENTED DATA]

[BLACK] Common Stock   [WHITE] Inflation

Source: Ibbotson Associates, Inc. See discussion and information preceding and following chart.

Over shorter periods of time, however, common stocks tend to be subject to more dramatic changes in value than fixed income (debt) securities. Investors who are nearing retirement age, or who have a need to limit short-term risk, may find it preferable to allocate a smaller percentage of their Annuity Account Value to those Investment Funds that invest in common stocks. The following graph illustrates the monthly fluctuations in value of $1 based on monthly returns of the Standard & Poor's 500 during 1990, a year that represents more typical volatility than 1996.


                   Growth of $1 Invested on January 1, 1990
                   (Values are as of the last business day)

[THE FOLLOWING TABLE WAS REPRESENTED AS A SCATTER
GRAPH IN THE PROSPECTUS]

------------------------------------------
                                S&P 500
                U.S. IT         TOTAL
                GVT TR          RETURN
------------------------------------------
                INDEX           INDEX
------------------------------------------
Jan 1990        0.99            0.93
Feb 1990        0.99            0.94
Mar 1990        0.99            0.97
Apr 1990        0.98            0.95
May 1990        1.01            1.04
Jun 1990        1.02            1.03
Jul 1990        1.04            1.03
Aug 1990        1.03            0.93
Sep 1990        1.04            0.89
Oct 1990        1.06            0.89
Nov 1990        1.08            0.94
Dec 1990        1.10            0.97

  Common Stock  Intermediate-Term Govt. Bonds

[END OF GRAPHICALLY REPRESENTED DATA]


Source: Ibbotson Associates, Inc. See discussion and information preceding and following chart.

The following chart illustrates average annual rates of return over selected time periods between December 31, 1926 and December 31, 1996 for different types of securities: common stocks, long-term government bonds, long-term corporate bonds, intermediate-term government bonds and U.S. Treasury Bills. For comparison purposes, the Consumer Price Index is shown as a measure of inflation. The average annual returns shown in the chart reflect capital appreciation and assume the reinvestment of dividends and interest. No investment management fees or expenses, and no charges typically associated with deferred annuity products, are reflected.

The information presented is merely a summary of past experience for unmanaged groups of securities and is neither an estimate or guarantee of future performance. Any investment in securities, whether equity or debt, involves varying degrees of potential risk, in addition to offering varying degrees of potential reward.

The rates of return illustrated do not represent returns of the Separate Account. In addition, there is no assurance that the performance of the Investment Funds will correspond to rates of return such as those illustrated in the chart.

For a comparative illustration of performance results of the Investment Funds (which reflect the trusts and Separate Account charges), see the supplement to the prospectus.

                                MARKET TRENDS:
                     ILLUSTRATIVE ANNUAL RATES OF RETURN

                                                       LONG-TERM   INTERMEDIATE-
  FOR THE FOLLOWING PERIODS     COMMON    LONG-TERM    CORPORATE       TERM        U.S. TREASURY    CONSUMER
        ENDING 12/31/96         STOCKS   GOVT. BONDS     BONDS      GOVT. BONDS        BILLS       PRICE INDEX
----------------------------- -------- ------------- ----------- --------------- --------------- -------------
1 Year                          23.07%      (0.93)%      1.40%         2.10%           5.21%          3.58%
3 Years                         19.66        6.36        6.72          4.19            4.90           2.93
5 Years                         15.20        8.98        8.52          6.17            4.22           2.89
10 Years                        15.28        9.39        9.48          7.77            5.46           3.70
20 Years                        14.55        9.54        9.71          9.14            7.28           5.15
30 Years                        11.85        7.75        8.24          8.27            6.73           5.39
40 Years                        11.18        6.51        6.99          7.08            5.80           4.47
50 Years                        12.59        5.33        5.76          5.89            4.89           4.08
60 Years                        11.19        5.06        5.38          5.32            4.10           4.13
Since 12/31/26                  10.71        5.08        5.64          5.21            3.74           3.12
Inflation adjusted since 1926    7.36        1.90        2.44          2.02            0.60             --

SOURCE: Ibbotson, Roger G., and Rex A. Sinquefield, Stocks, Bonds, Bills, and Inflation (SBBI), 1982, updated in Stocks, Bonds, Bills and Inflation 1997 Yearbook(Trademark), Ibbotson Associates Inc., Chicago. All rights reserved.

COMMON STOCKS (S&P 500)--Standard and Poor's Composite Index, an unmanaged weighted index of the stock performance of 500 industrial, transportation, utility and financial companies.

LONG-TERM GOVERNMENT BONDS--Measured using a one-bond portfolio constructed each year containing a bond with approximately a twenty year maturity and a reasonably current coupon.

LONG-TERM CORPORATE BONDS--For the period 1969-1996, represented by the Salomon Brothers Long-term, High-Grade Corporate Bond Index for the period 1946-1968, the Salomon Brothers Index was backdated using Salomon Brothers monthly yield data and a methodology similar to that used by Salomon Brothers for 1969-1996; for the period 1927-1945, the Standard and Poor's monthly High-Grade Corporate Composite yield data were used, assuming a 4 percent coupon and a twenty year maturity.

INTERMEDIATE-TERM GOVERNMENT BONDS--Measured by a one-bond portfolio constructed each year containing a bond with approximately a five year maturity.

U. S. TREASURY BILLS--Measured by rolling over each month a one-bill portfolio containing, at the beginning of each month, the bill having the shortest maturity not less than one month.

INFLATION--Measured by the Consumer Price Index for all Urban Consumers (CPI-U), not seasonally adjusted.

PART 6 - FINANCIAL STATEMENTS

The consolidated financial statements of The Equitable Life Assurance Society of the United States included herein should be considered only as bearing upon the ability of Equitable Life to meet its obligations under the Certifi-cates. There are no financial statements for the Investment Funds of the Separate Account investing in the Alliance Small Cap Growth and Alliance High Yield Portfolios of HR Trust and Class IB shares of EQ Trust as the Separate Account did not invest in such shares prior to the date of the prospectus supplement and SAI.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
The Equitable Life Assurance Society of the United States and Contractowners of Separate Account No. 45 of The Equitable Life Assurance Society of the United States

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the Money Market Fund, Intermediate Government Securities Fund, Growth & Income Fund, Common Stock Fund, Global Fund, International Fund, Aggressive Stock Fund, Conservative Investors Fund and Growth Investors Fund, separate investment funds of The Equitable Life Assurance Society of the United States ("Equitable Life") Separate Account No. 45 at December 31, 1996, the results of each of their operations and changes in each of their net assets for the periods indicated, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Equitable Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of shares in The Hudson River Trust at December 31, 1996 with the transfer agent, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
New York, New York
February 10, 1997

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT 45

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1996

                                             INTERMEDIATE
                                    MONEY     GOVERNMENT   GROWTH &     COMMON
                                   MARKET     SECURITIES    INCOME       STOCK
                                    FUND         FUND        FUND        FUND
                                ----------- ------------ ----------- -----------
ASSETS
Investments in shares of
 The Hudson River Trust--
 at market value (Note 1)
  Cost:    $32,590,855  ........ $32,392,955
             3,570,593 .........              $3,533,879
             14,345,718.........                          $15,109,954
             74,352,777.........                                      $75,709,230
             15,256,959.........
             8,620,079..........
             43,176,986.........
             7,918,815..........
             24,267,019.........
Receivable for policy related
 transactions ..................     919,631       2,352      217,813     812,700
                                ----------- ------------ ----------- -----------
Total Assets ...................  33,312,586   3,536,231   15,327,767  76,521,930
                                ----------- ------------ ----------- -----------
LIABILITIES
Payable for The Hudson River
 Trust shares purchased ........     934,835       4,273      224,654     853,808
Amount retained by Equitable
 Life in Separate Account 45
 (Note 4) ......................      80,961      55,974       77,185     161,327
                                ----------- ------------ ----------- -----------
Total Liabilities ..............   1,015,796      60,247      301,839   1,015,135
                                ----------- ------------ ----------- -----------
NET ASSETS ATTRIBUTABLE TO
 CONTRACT OWNERS................ $32,296,790  $3,475,984  $15,025,928 $75,506,795
                                =========== ============ =========== ===========
Units Outstanding at December
 31, 1996 (Note 5) .............   1,301,724     252,426    1,055,829     493,651
                                =========== ============ =========== ===========
Unit Value at December 31,
 1996........................... $     24.81  $    13.77  $     14.23 $    152.96
                                =========== ============ =========== ===========

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                                           AGGRESSIVE  CONSERVATIVE   GROWTH
                                   GLOBAL    INTERNATIONAL    STOCK     INVESTORS    INVESTORS
                                    FUND         FUND         FUND         FUND        FUND
                                ----------- ------------- ----------- ------------ -----------
ASSETS
Investments in shares of
 The Hudson River Trust--
 at market value (Note 1)
  Cost:    $32,590,855  ........
             3,570,593 .........
             14,345,718 ........
             74,352,777 ........
             15,256,959......... $15,456,443
             8,620,079..........              $8,651,467
             43,176,986.........                           $41,011,800
             7,918,815..........                                        $7,923,466
             24,267,019.........                                                    $24,108,242
Receivable for policy related
 transactions ..................     206,778      39,027       528,494     190,991      255,852
                                ----------- ------------- ----------- ------------ -----------
Total Assets ...................  15,663,221   8,690,494    41,540,294   8,114,457   24,364,094
                                ----------- ------------- ----------- ------------ -----------
LIABILITIES
Payable for The Hudson River
 Trust shares purchased ........     213,416      43,221       549,556     195,199      269,698
Amount retained by Equitable
 Life in Separate Account 45
 (Note 4) ......................      73,501      63,269       103,486      60,976       86,001
                                ----------- ------------- ----------- ------------ -----------
Total Liabilities ..............     286,917     106,490       653,042     256,175      355,699
                                ----------- ------------- ----------- ------------ -----------
NET ASSETS ATTRIBUTABLE TO
 CONTRACT OWNERS................ $15,376,304  $8,584,004   $40,887,252  $7,858,282  $24,008,395
                                =========== ============= =========== ============ ===========
Units Outstanding at December
 31, 1996 (Note 5) .............     608,877     716,759       620,080     456,627      914,232
                                =========== ============= =========== ============ ===========
Unit Value at December 31,
 1996........................... $     25.25  $    11.98   $     65.94  $    17.21  $     26.26
                                =========== ============= =========== ============ ===========

See Notes to Financial Statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT 45

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1996

                                                           INTERMEDIATE
                                                   MONEY    GOVERNMENT   GROWTH &    COMMON
                                                  MARKET    SECURITIES    INCOME     STOCK
                                                   FUND        FUND        FUND       FUND
                                                --------- ------------ ---------- ----------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Hudson River Trust  ....... $ 973,287   $169,012   $  140,078 $  307,270
 Expenses (Note 3):
 Mortality and expense risk charges ............   182,124     30,204       75,795    350,135
                                                --------- ------------ ---------- ----------
NET INVESTMENT INCOME ..........................   791,163    138,808       64,283    (42,865)
                                                --------- ------------ ---------- ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (NOTE 2):
 Realized gain (loss) on investments ...........    19,803    (21,067)      30,281    249,329
 Realized gain distribution from
  The Hudson River Trust .......................        --         --      663,496  5,761,725
                                                --------- ------------ ---------- ----------
  Net Realized Gain (Loss) .....................    19,803    (21,067)     693,777  6,011,054
                                                --------- ------------ ---------- ----------
 Unrealized appreciation/(depreciation) on
  investments:
 Beginning of period ...........................   (32,003)     4,810       65,829   (147,558)
 End of period .................................  (197,900)   (36,714)     764,236  1,356,453
                                                --------- ------------ ---------- ----------
 Change in unrealized
  appreciation/(depreciation) during the period   (165,897)   (41,524)     698,407  1,504,011
                                                --------- ------------ ---------- ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...................................  (146,094)   (62,591)   1,392,184  7,515,065
                                                --------- ------------ ---------- ----------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS ..................... $ 645,069   $ 76,217   $1,456,467 $7,472,200
                                                ========= ============ ========== ==========

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                                                        AGGRESSIVE  CONSERVATIVE  GROWTH
                                                  GLOBAL  INTERNATIONAL    STOCK     INVESTORS   INVESTORS
                                                   FUND       FUND         FUND         FUND       FUND
                                                -------- ------------- ----------- ------------ ---------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Hudson River Trust  ....... $159,750   $100,654    $    48,668   $249,730  $  364,945
 Expenses (Note 3):
 Mortality and expense risk charges ............   71,437     47,321        170,068     56,301     146,920
                                                -------- ------------- ----------- ------------ ---------
NET INVESTMENT INCOME ..........................   88,313     53,333       (121,400)   193,429     218,025
                                                -------- ------------- ----------- ------------ ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (NOTE 2):
 Realized gain (loss) on investments ...........   68,368    106,050        179,807      1,003      35,624
 Realized gain distribution from
  The Hudson River Trust .......................  474,848    128,244      3,900,528    153,963   1,566,277
                                                -------- ------------- ----------- ------------ ---------
  Net Realized Gain (Loss) .....................  543,216    234,294      4,080,335    154,966   1,601,901
                                                -------- ------------- ----------- ------------ ---------
 Unrealized appreciation/(depreciation) on
  investments:
 Beginning of period ...........................   15,112     15,034       (169,970)    16,872      39,211
 End of period .................................  199,484     31,388     (2,165,186)     4,651    (158,777)
                                                -------- ------------- ----------- ------------ ---------
 Change in unrealized
  appreciation/(depreciation) during the period   184,372     16,354     (1,995,216)   (12,221)   (197,988)
                                                -------- ------------- ----------- ------------ ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...................................  727,588    250,648      2,085,119    142,745   1,403,913
                                                -------- ------------- ----------- ------------ ---------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS ..................... $815,901   $303,981    $ 1,963,719   $336,174  $1,621,938
                                                ======== ============= =========== ============ =========

------------
See Notes to Financial Statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT 45

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,

                                                             INTERMEDIATE
                                                              GOVERNMENT
                                   MONEY MARKET FUND        SECURITIES FUND
                                ------------------------ ----------------------
                                    1996        1995*        1996       1995*
                                ------------ ----------- ----------- ----------
INCREASE (DECREASE) IN NET
 ASSETS:
FROM OPERATIONS:
 Net investment income .........$    791,163 $    84,034 $   138,808 $   26,602
 Net realized gain (loss)  .....      19,803      (9,249)    (21,067)       691
 Change in unrealized
  appreciation/depreciation on
  investments ..................    (165,897)    (32,003)    (41,524)     4,810
                                ------------ ----------- ----------- ----------
 Net increase in net assets
  from operations ..............     645,069      42,782      76,217     32,103
                                ------------ ----------- ----------- ----------
FROM CONTRACT OWNER
 TRANSACTIONS:
 Contributions and Transfers:
  Contributions ................  95,681,367  11,156,359   1,798,660  1,629,203
  Transfers from other Funds
   and Guaranteed Interest Rate
   Account (Note 1) ............  19,687,669      59,949   8,533,013    513,895
                                ------------ ----------- ----------- ----------
   Total ....................... 115,369,036  11,216,308  10,331,673  2,143,098
                                ------------ ----------- ----------- ----------
 Benefit & other policy
  transaction...................     198,356          --      15,968         --
 Withdrawals and Transfers:
  Withdrawal and administrative
   charges          .  ..........    514,843          --      77,637         --
  Transfers to other Funds and
   Guaranteed Interest Rate
   Account (Note 1) ............  87,121,388   7,122,265   8,982,626     20,000
                                ------------ ----------- ----------- ----------
   Total .......................  87,834,587   7,122,265   9,076,231     20,000
                                ------------ ----------- ----------- ----------
 Net increase in net assets
  from Contract Owner
  transactions .................  27,534,449   4,094,043   1,255,442  2,123,098
                                ------------ ----------- ----------- ----------
NET INCREASE IN AMOUNT RETAINED
 BY EQUITABLE LIFE IN SEPARATE
  ACCOUNT 45 (NOTE 4)...........     (17,582)     (1,971)     (6,709)    (4,167)
                                ------------ ----------- ----------- ----------
INCREASE IN NET ASSETS
 ATTRIBUTABLE TO CONTRACT
 OWNERS ........................  28,161,936   4,134,854   1,324,950  2,151,034
NET ASSETS, BEGINNING OF PERIOD
 ATTRIBUTABLE TO CONTRACT
 OWNERS ........................   4,134,854          --   2,151,034         --
                                ------------ ----------- ----------- ----------
NET ASSETS, END OF PERIOD
 ATTRIBUTABLE TO CONTRACT
 OWNERS ........................$ 32,296,790 $ 4,134,854 $ 3,475,984 $2,151,034
                                ============ =========== =========== ==========

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                        GROWTH &
                                      INCOME FUND         COMMON STOCK FUND         GLOBAL FUND
                                 ---------------------- ----------------------- ----------------------
                                    1996       1995*       1996       1995*       1996       1995*
                                 ----------- ---------- ----------- ----------- ----------- ----------
INCREASE (DECREASE) IN NET
 ASSETS:
FROM OPERATIONS:
 Net investment income ......... $    64,283 $   13,604 $   (42,865) $   18,811 $    88,313 $    4,015
 Net realized gain (loss)  .....     693,777         --   6,011,054     366,599     543,216     32,515
 Change in unrealized
  appreciation/depreciation on
  investments ..................     698,407     65,829   1,504,011    (147,558)    184,372     15,112
                                 ----------- ---------- ----------- ----------- ----------- ----------
 Net increase in net assets
  from operations ..............   1,456,467     79,433   7,472,200     237,852     815,901     51,642
                                 ----------- ---------- ----------- ----------- ----------- ----------
FROM CONTRACT OWNER
 TRANSACTIONS:
 Contributions and Transfers:
  Contributions ................   6,251,620  1,306,253  36,558,323   3,944,181   9,199,245    818,158
  Transfers from other Funds
   and Guaranteed Interest Rate
   Account (Note 1) ............   6,040,990    432,486  34,378,499   2,697,390   6,255,073    233,534
                                 ----------- ---------- ----------- ----------- ----------- ----------
   Total .......................  12,292,610  1,738,739  70,936,822   6,641,571  15,454,318  1,051,692
                                 ----------- ---------- ----------- ----------- ----------- ----------
 Benefit & other policy
  transaction...................     130,199         --     427,323          --      70,774         --
 Withdrawals and Transfers:
  Withdrawal and administrative
   charges          .  ..........     31,991        703     290,642      14,649      36,757      1,379
  Transfers to other Funds and
   Guaranteed Interest Rate
   Account (Note 1) ............     342,494         --   8,933,676      18,685   1,836,433     26,094
                                 ----------- ---------- ----------- ----------- ----------- ----------
   Total .......................     504,684        703   9,651,641      33,334   1,943,964     27,473
                                 ----------- ---------- ----------- ----------- ----------- ----------
 Net increase in net assets
  from Contract Owner
  transactions .................  11,787,926  1,738,036  61,285,181   6,608,237  13,510,354  1,024,219
                                 ----------- ---------- ----------- ----------- ----------- ----------
NET INCREASE IN AMOUNT RETAINED
 BY EQUITABLE LIFE IN SEPARATE
  ACCOUNT 45 (NOTE 4)...........     (27,565)    (8,369)    (85,006)    (11,669)    (18,054)    (7,758)
                                 ----------- ---------- ----------- ----------- ----------- ----------
INCREASE IN NET ASSETS
 ATTRIBUTABLE TO CONTRACT
 OWNERS ........................  13,216,828  1,809,100  68,672,375   6,834,420  14,308,201  1,068,103
NET ASSETS, BEGINNING OF PERIOD
 ATTRIBUTABLE TO CONTRACT
 OWNERS ........................   1,809,100         --   6,834,420          --   1,068,103         --
                                 ----------- ---------- ----------- ----------- ----------- ----------
NET ASSETS, END OF PERIOD
 ATTRIBUTABLE TO CONTRACT
 OWNERS ........................ $15,025,928 $1,809,100 $75,506,795  $6,834,420 $15,376,304 $1,068,103
                                 =========== ========== =========== =========== =========== ==========

* Commencement of operations on May 1, 1995 for all funds.
See Notes to Financial Statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT 45

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,

                                                                                 AGGRESSIVE
                                                    INTERNATIONAL FUND           STOCK FUND
                                                   ---------------------   ------------------------
                                                      1996        1995*       1996         1995*
                                                   ----------   --------   -----------   ----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................... $   53,333   $  8,748   $  (121,400)  $   (3,345)
 Net realized gain ...............................    234,294      5,969     4,080,335      324,801
 Change in unrealized appreciation/depreciation
  on investments .................................     16,354     15,034    (1,995,216)    (169,970)
                                                   ----------   --------   -----------   ----------
 Net increase in net assets from operations  .....    303,981     29,751     1,963,719      151,486
                                                   ----------   --------   -----------   ----------
FROM CONTRACT OWNER TRANSACTIONS:
 Contributions and Transfers:
  Contributions ..................................  3,782,377    549,641    22,776,845    2,114,597
  Transfers from other Funds and Guaranteed
   Interest Rate Account (Note 1) ................  5,791,839    236,742    20,452,746      930,163
                                                   ----------   --------   -----------   ----------
   Total .........................................  9,574,216    786,383    43,229,591    3,044,760
                                                   ----------   --------   -----------   ----------
 Benefit & other policy transaction...............     38,451         --       245,070           --
 Withdrawals and Transfers:
  Withdrawal and administrative charges  .........     75,353        691        90,356       14,649
  Transfers to other Funds and Guaranteed
   Interest Rate Account (Note 1) ................  1,979,003         --     7,099,325        6,689
                                                   ----------   --------   -----------   ----------
   Total .........................................  2,092,807        691     7,434,751       21,338
                                                   ----------   --------   -----------   ----------
 Net increase in net assets from Contract Owner
  transactions ...................................  7,481,409    785,692    35,794,840    3,023,422
                                                   ----------   --------   -----------   ----------
NET INCREASE IN AMOUNT RETAINED BY
 EQUITABLE LIFE IN SEPARATE ACCOUNT 45 (NOTE 4) ..    (11,874)    (4,955)      (33,503)     (12,712)
                                                   ----------   --------   -----------   ----------
INCREASE IN NET ASSETS ATTRIBUTABLE TO CONTRACT
 OWNERS ..........................................  7,773,516    810,488    37,725,056    3,162,196
NET ASSETS, BEGINNING OF PERIOD ATTRIBUTABLE TO
 CONTRACT OWNERS .................................    810,488         --     3,162,196           --
                                                   ----------   --------   -----------   ----------
NET ASSETS, END OF PERIOD ATTRIBUTABLE TO
 CONTRACT OWNERS ................................. $8,584,004   $810,488   $40,887,252   $3,162,196
                                                   ==========   ========   ===========   ==========

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                                          CONSERVATIVE                GROWTH
                                                         INVESTORS FUND            INVESTORS FUND
                                                     -----------------------   -----------------------
                                                        1996         1995*        1996         1995*
                                                     ----------   ----------   -----------  ----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ...........................   $  193,429   $   24,367   $   218,025  $   31,399
 Net realized gain ...............................      154,966       11,297     1,601,901      54,116
 Change in unrealized appreciation/depreciation
  on investments .................................      (12,221)      16,872      (197,988)     39,211
                                                     ----------   ----------   -----------  ----------
 Net increase in net assets from operations  .....      336,174       52,536     1,621,938     124,726
                                                     ----------   ----------   -----------  ----------
FROM CONTRACT OWNER TRANSACTIONS:
 Contributions and Transfers:
  Contributions ..................................    3,977,495      977,433    11,004,121   1,950,052
  Transfers from other Funds and Guaranteed
   Interest Rate Account (Note 1) ................    2,837,790      698,465     9,331,901   1,712,951
                                                     ----------   ----------   -----------  ----------
   Total .........................................    6,815,285    1,675,898    20,336,022   3,663,003
                                                     ----------   ----------   -----------  ----------
 Benefit & other policy transaction...............       60,271           --       206,468          --
 Withdrawals and Transfers:
  Withdrawal and administrative charges  .........      100,314           --       228,021      24,866
  Transfers to other Funds and Guaranteed
   Interest Rate Account (Note 1) ................      814,338       27,054     1,177,040      59,290
                                                     ----------   ----------   -----------  ----------
   Total .........................................      974,923       27,054     1,611,529      84,156
                                                     ----------   ----------   -----------  ----------
 Net increase in net assets from Contract Owner
  transactions ...................................    5,840,362    1,648,844    18,724,493   3,578,847
                                                     ----------   ----------   -----------  ----------
NET INCREASE IN AMOUNT RETAINED BY
 EQUITABLE LIFE IN SEPARATE ACCOUNT 45 (NOTE 4) ..      (12,633)      (7,001)      (32,214)     (9,395)
                                                     ----------   ----------   -----------  ----------
INCREASE IN NET ASSETS ATTRIBUTABLE TO CONTRACT
 OWNERS ..........................................    6,163,903    1,694,379    20,314,217   3,694,178
NET ASSETS, BEGINNING OF PERIOD ATTRIBUTABLE TO
 CONTRACT OWNERS .................................    1,694,379           --     3,694,178          --
                                                     ----------   ----------   -----------  ----------
NET ASSETS, END OF PERIOD ATTRIBUTABLE TO
 CONTRACT OWNERS .................................   $7,858,282   $1,694,379   $24,008,395  $3,694,178
                                                     ==========   ==========   ===========  ==========

--------------------
* Commencement of operations on May 1, 1995 for all funds.
See Notes to Financial Statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT NO. 45

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1996

1. General

   The Equitable Life Assurance Society of the United States (Equitable Life) Separate Account No. 45 (the Account) is organized as a unit investment trust, a type of investment company, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940. The Account consists of nine investment funds (Funds): the Money Market Fund, the Intermediate Government Securities Fund, the Growth & Income Fund, the Common Stock Fund, the Global Fund, the International Fund, the Aggressive Stock Fund, the Conservative Investors Fund and the Growth Investors Fund. The assets in each Fund are invested in Class IA shares of a corresponding portfolio (Portfolio) of a mutual fund, The Hudson River Trust (the Trust). The Trust is an open-end, diversified, management investment company that invests the assets of separate accounts of insurance companies. Each Portfolio has separate investment objectives.

   The Account is used to fund benefits for the Income Manager Accumulator, a non-qualified deferred variable annuity, which combines the Portfolios in the Account with guaranteed fixed rate options, and the Income Manager Rollover IRA, which offers the same investment options as the Accumulator for the qualified market. The Income Manager Accumulator and the Income Manager Rollover IRA, collectively referred to as the Contracts, are offered under group and individual variable deferred annuity forms.

   All Contracts are issued by Equitable Life. The assets of the Account are the property of Equitable Life. However, the portion of the Account's assets attributable to the Contracts will not be chargeable with liabilities arising out of any other business Equitable Life may conduct.

   Contract owners may allocate amounts in their individual accounts to the Funds of the Account, and/or to the guaranteed interest account of Equitable Life's General Account, and/or to other Separate Accounts. The net assets of any Fund of the Account may not be less than the aggregate of the contract owners' accounts allocated to that Fund. Additional assets are set aside in Equitable Life's General Account to provide for other policy benefits, as required under the state insurance law.

2. Significant Accounting Policies

   The accompanying financial statements are prepared in conformity with generally accepted accounting principles (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   Investments are made in shares of the Trust and are valued at the net asset values per share of the respective Portfolios. The net asset value is determined by the Trust using the market or fair value of the underlying assets of the Portfolio.

   Investment transactions are recorded on the trade date. Realized gains and losses include gains and losses on redemptions of the Trust's shares (determined on the identified cost basis) and Trust distributions representing the net realized gains on Trust investment transactions.

   Dividends are recorded at the end of each quarter on the ex-dividend date. Capital gains are distributed by the Trust at the end of each year.

   No Federal income tax based on net income or realized and unrealized capital gains is currently applicable to Contracts participating in the Account by reason of applicable provisions of the Internal Revenue Code and no Federal income tax payable by Equitable Life is expected to affect the unit value of Contracts participating in the Account. Accordingly, no provision for income taxes is required.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT NO. 45

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 1996

3. Asset Charges

   Charges are made directly against the net assets of the Account and are reflected daily in the computation of the unit values of the Contracts. Under the Contracts, Equitable Life deducts mortality and expense risks at an annual rate of 0.90%. In addition, asset based administrative charges are also deducted from the net assets at an annual rate of 0.25%. The charges may be retained in the Account by Equitable Life and, to the extent retained, participate in the net investment results of the trust ratably with assets attributable to the Contracts. The aggregate of these charges may not exceed a total effective annual rate of 1.15%.

4. Amounts retained by Equitable Life in Separate Account No. 45

   The amount retained by Equitable Life in the Account arises principally from (1) contributions from Equitable Life, (2) mortality and expense charges and asset based administrative charges accumulated in the account, and (3) that portion, determined ratably, of the Account's investment results applicable to those assets in the Account in excess of the net assets for the Contracts. Amounts retained by Equitable Life are not subject to charges for mortality and expense risks and asset based administrative expenses.

   Amounts retained by Equitable Life in the Account may be transferred at any time by Equitable Life to its General Account.

   The following table shows the net surplus contributions (withdrawals) by Equitable Life by investment fund:

                                      YEARS ENDED DECEMBER
                                              31,
                                    ----------------------
           INVESTMENT FUND               1996       1995*
----------------------------------- ------------ ---------
Money Market .......................  $(125,000)  $ 50,000
Intermediate Government Securities      (25,000)    50,000
Growth & Income ....................    (60,000)    50,000
Common Stock .......................   (223,000)    50,000
Global .............................    (52,000)    50,000
International ......................    (35,000)    50,000
Aggressive Stock ...................   (110,000)    50,000
Conservative Investors .............    (45,000)    50,000
Growth Investors ...................   (105,000)    50,000
                                    ------------ ---------
                                      $(780,000)  $450,000
                                    ============ =========

------------
*Commencement of operations on May 1, 1995 for all funds.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT NO. 45

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 1996
 (Continued)
 5. Accumulation Unit Values
    Shown below is accumulation unit value information for a unit outstanding throughout the period shown.

                                            MAY 1(A)
                                               TO
                           DECEMBER 31,   DECEMBER 31,
                               1996           1995
                         -------------- --------------
MONEY MARKET FUND
------------------------
Unit value, beginning of
 period .................    $ 23.83        $ 23.15
Unit value, end of
 period .................    $ 24.81        $ 23.83
Number of units
 outstanding,
 end of period (000's)  .      1,302            174

INTERMEDIATE GOVERNMENT
SECURITIES FUND
------------------------
Unit value, beginning of
 period .................    $ 13.42        $ 12.50
Unit value, end of
 period .................    $ 13.77        $ 13.42
Number of units
 outstanding,
 end of period (000's)  .        252            160

GROWTH & INCOME
------------------------
Unit value, beginning of
 period .................    $ 11.99        $ 10.38
Unit value, end of
 period .................    $ 14.23        $ 11.99
Number of units
 outstanding,
 end of period (000's)  .      1,056            151

COMMON STOCK FUND
------------------------
Unit value, beginning of
 period .................    $124.52        $102.34
Unit value, end of
 period .................    $152.96        $124.52
Number of units
 outstanding,
 end of period (000's)  .        494             55

GLOBAL FUND
------------------------
Unit value, beginning of
 period .................    $ 22.29        $ 19.48
Unit value, end of
 period .................    $ 25.25        $ 22.29
Number of units
 outstanding,
 end of period (000's)  .        609             48


                                             MAY 1(A)
                                                TO
                            DECEMBER 31,   DECEMBER 31,
                                1996           1995
                          -------------- --------------
 INTERNATIONAL FUND
 ------------------------
 Unit value, beginning of
  period .................     $11.03         $10.13
 Unit value, end of
  period .................     $11.98         $11.03
 Number of units
  outstanding,
  end of period (000's)  .        717             73

 AGGRESSIVE STOCK FUND
 ------------------------
 Unit value, beginning of
  period .................     $54.59         $44.03
 Unit value, end of
  period .................     $65.94         $54.59
 Number of units
  outstanding,
  end of period (000's)  .        620             58

 CONSERVATIVE INVESTORS FUND
 ------------------------
 Unit value, beginning of
  period .................     $16.55         $14.65
 Unit value, end of
  period .................     $17.21         $16.55
 Number of units
  outstanding,
  end of period (000's)  .        457            102

 GROWTH INVESTORS FUND
 ------------------------
 Unit value, beginning of
  period .................     $23.59         $20.07
 Unit value, end of
  period .................     $26.26         $23.59
 Number of units
  outstanding,
  end of period (000's)  .        914            157


------------
 (a) Date on which units were made available for sale.

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Shareholder of The Equitable Life Assurance Society of the United States

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of earnings, of shareholder's equity and of cash flows present fairly, in all material respects, the financial position of The Equitable Life Assurance Society of the United States and its subsidiaries ("Equitable Life") at December 31, 1996 and 1995, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1996, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Equitable Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

As discussed in Note 2 to the consolidated financial statements, Equitable Life changed its methods of accounting for long-duration participating life insurance contracts and long-lived assets in 1996, for loan impairments in 1995 and for postemployment benefits in 1994.


Price Waterhouse LLP
New York, New York
February 10, 1997
                                      F-1

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 1996 AND 1995

                                                                        1996                 1995
                                                                  -----------------    -----------------
                                                                              (IN MILLIONS)
ASSETS
Investments:
  Fixed maturities:
    Available for sale, at estimated fair value.................   $    18,077.0        $    15,899.9
  Mortgage loans on real estate.................................         3,133.0              3,638.3
  Equity real estate............................................         3,297.5              3,916.2
  Policy loans..................................................         2,196.1              1,976.4
  Investment in and loans to affiliates.........................           685.0                636.6
  Other equity investments......................................           597.3                621.1
  Other invested assets.........................................           288.7                706.1
                                                                  -----------------    -----------------
      Total investments.........................................        28,274.6             27,394.6
Cash and cash equivalents.......................................           538.8                774.7
Deferred policy acquisition costs...............................         3,104.9              3,075.8
Amounts due from discontinued GIC Segment.......................           996.2              2,097.1
Other assets....................................................         2,552.2              2,718.1
Closed Block assets.............................................         8,495.0              8,582.1
Separate Accounts assets........................................        29,646.1             24,566.6
                                                                  -----------------    -----------------
TOTAL ASSETS....................................................   $    73,607.8        $    69,209.0
                                                                  =================    =================

LIABILITIES
Policyholders' account balances.................................   $    21,865.6        $    21,911.2
Future policy benefits and other policyholders' liabilities.....         4,416.6              4,007.3
Short-term and long-term debt...................................         1,766.9              1,899.3
Other liabilities...............................................         2,785.1              3,380.7
Closed Block liabilities........................................         9,091.3              9,221.4
Separate Accounts liabilities...................................        29,598.3             24,531.0
                                                                  -----------------    -----------------
      Total liabilities.........................................        69,523.8             64,950.9
                                                                  -----------------    -----------------

Commitments and contingencies (Notes 10, 12, 13, 14 and 15)

SHAREHOLDER'S EQUITY
Common stock, $1.25 par value 2.0 million shares
  authorized, issued and outstanding............................             2.5                  2.5
Capital in excess of par value..................................         3,105.8              3,105.8
Retained earnings...............................................           798.7                788.4
Net unrealized investment gains.................................           189.9                396.5
Minimum pension liability.......................................           (12.9)               (35.1)
                                                                  -----------------    -----------------
      Total shareholder's equity................................         4,084.0              4,258.1
                                                                  -----------------    -----------------

TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY......................   $    73,607.8        $    69,209.0
                                                                  =================    =================

                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                       CONSOLIDATED STATEMENTS OF EARNINGS
                  YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                                                                1996               1995               1994
                                                          -----------------  -----------------  -----------------
                                                                              (IN MILLIONS)
REVENUES
Universal life and investment-type product policy fee
  income................................................   $      874.0       $       788.2      $       715.0
Premiums................................................          597.6               606.8              625.6
Net investment income...................................        2,175.9             2,088.2            1,998.6
Investment (losses) gains, net..........................           (9.8)                5.3               91.8
Commissions, fees and other income......................        1,081.8               897.1              847.4
Contribution from the Closed Block......................          125.0               143.2              137.0
                                                          -----------------  -----------------  -----------------

      Total revenues....................................        4,844.5             4,528.8            4,415.4
                                                          -----------------  -----------------  -----------------

BENEFITS AND OTHER DEDUCTIONS
Interest credited to policyholders' account balances....        1,270.2             1,248.3            1,201.3
Policyholders' benefits.................................        1,317.7             1,008.6              914.9
Other operating costs and expenses......................        2,048.0             1,775.8            1,857.7
                                                          -----------------  -----------------  -----------------

      Total benefits and other deductions...............        4,635.9             4,032.7            3,973.9
                                                          -----------------  -----------------  -----------------

Earnings from continuing operations before Federal
  income taxes, minority interest and cumulative
  effect of accounting change...........................          208.6               496.1              441.5
Federal income taxes....................................            9.7               120.5              100.2
Minority interest in net income of consolidated
  subsidiaries..........................................           81.7                62.8               50.4
                                                          -----------------  -----------------  -----------------
Earnings from continuing operations before
  cumulative effect of accounting change................          117.2               312.8              290.9
Discontinued operations, net of Federal income taxes....          (83.8)                -                  -
Cumulative effect of accounting change, net of Federal
  income taxes..........................................          (23.1)                -                (27.1)
                                                          -----------------  -----------------  -----------------

Net Earnings............................................   $       10.3       $       312.8      $       263.8
                                                          =================  =================  =================


                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                 CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY
                  YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                                                                      1996               1995               1994
                                                                -----------------  -----------------  -----------------
                                                                                    (IN MILLIONS)

Common stock, at par value, beginning and end of year.........   $        2.5       $         2.5      $         2.5
                                                                -----------------  -----------------  -----------------

Capital in excess of par value, beginning of year as
  previously reported.........................................        2,913.6             2,913.6            2,613.6
Cumulative effect on prior years of retroactive restatement
  for accounting change.......................................          192.2               192.2              192.2
                                                                -----------------  -----------------  -----------------
Capital in excess of par value, beginning of year as restated.        3,105.8             3,105.8            2,805.8
Additional capital in excess of par value.....................            -                   -                300.0
                                                                -----------------  -----------------  -----------------
Capital in excess of par value, end of year...................        3,105.8             3,105.8            3,105.8
                                                                -----------------  -----------------  -----------------

Retained earnings, beginning of year as previously reported...          781.6               484.0              217.6
Cumulative effect on prior years of retroactive restatement
  for accounting change.......................................            6.8                (8.4)              (5.8)
                                                                -----------------  -----------------  -----------------
Retained earnings, beginning of year as restated..............          788.4               475.6              211.8
Net earnings..................................................           10.3               312.8              263.8
                                                                -----------------  -----------------  -----------------
Retained earnings, end of year................................          798.7               788.4              475.6
                                                                -----------------  -----------------  -----------------

Net unrealized investment gains (losses), beginning of year
  as previously reported......................................          338.2              (203.0)             131.9
Cumulative effect on prior years of retroactive restatement
  for accounting change.......................................           58.3               (17.5)              12.7
                                                                -----------------  -----------------  -----------------
Net unrealized investment gains (losses), beginning of
  year as restated............................................          396.5              (220.5)             144.6
Change in unrealized investment (losses) gains................         (206.6)              617.0             (365.1)
                                                                -----------------  -----------------  -----------------
Net unrealized investment gains (losses), end of year.........          189.9               396.5             (220.5)
                                                                -----------------  -----------------  -----------------

Minimum pension liability, beginning of year..................          (35.1)               (2.7)             (15.0)
Change in minimum pension liability...........................           22.2               (32.4)              12.3
                                                                -----------------  -----------------  -----------------
Minimum pension liability, end of year........................          (12.9)              (35.1)              (2.7)
                                                                -----------------  -----------------  -----------------

TOTAL SHAREHOLDER'S EQUITY, END OF YEAR.......................   $    4,084.0       $     4,258.1      $     3,360.7
                                                                =================  =================  =================


                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                                                                      1996               1995               1994
                                                                -----------------  -----------------  -----------------
                                                                                    (IN MILLIONS)

Net earnings..................................................   $       10.3       $       312.8      $       263.8
Adjustments to reconcile net earnings to net cash
  provided by operating activities:
  Interest credited to policyholders' account balances........        1,270.2             1,248.3            1,201.3
  Universal life and investment-type policy fee income........         (874.0)             (788.2)            (715.0)
  Investment losses (gains)...................................            9.8                (5.3)             (91.8)
  Change in Federal income taxes payable......................         (197.1)              221.6               38.3
  Other, net..................................................          364.4               127.3              (19.4)
                                                                -----------------  -----------------  -----------------

Net cash provided by operating activities.....................          583.6             1,116.5              677.2
                                                                -----------------  -----------------  -----------------

Cash flows from investing activities:
  Maturities and repayments...................................        2,275.1             1,897.4            2,323.8
  Sales.......................................................        8,964.3             8,867.1            5,816.6
  Return of capital from joint ventures and limited
    partnerships..............................................           78.4                65.2               39.0
  Purchases...................................................      (12,559.6)          (11,675.5)          (7,564.7)
  Decrease (increase) in loans to discontinued GIC Segment....        1,017.0             1,226.9              (40.0)
  Other, net..................................................           56.7              (624.7)            (478.1)
                                                                -----------------  -----------------  -----------------

Net cash (used) provided by investing activities..............         (168.1)             (243.6)              96.6
                                                                -----------------  -----------------  -----------------

Cash flows from financing activities:
  Policyholders' account balances:
    Deposits..................................................        1,925.4             2,586.5            2,082.5
    Withdrawals...............................................       (2,385.2)           (2,657.1)          (2,864.4)
  Net decrease in short-term financings.......................            (.3)              (16.4)            (173.0)
  Additions to long-term debt.................................            -                 599.7               51.8
  Repayments of long-term debt................................         (124.8)              (40.7)            (199.8)
  Proceeds from issuance of Alliance units....................            -                   -                100.0
  Payment of obligation to fund accumulated deficit of
    discontinued GIC Segment..................................            -              (1,215.4)               -
  Capital contribution from the Holding Company...............            -                   -                300.0
  Other, net..................................................          (66.5)              (48.4)              26.5
                                                                -----------------  -----------------  -----------------

Net cash (used) by financing activities.......................         (651.4)             (791.8)            (676.4)
                                                                -----------------  -----------------  -----------------

Change in cash and cash equivalents...........................         (235.9)               81.1               97.4
Cash and cash equivalents, beginning of year..................          774.7               693.6              596.2
                                                                -----------------  -----------------  -----------------

Cash and Cash Equivalents, End of Year........................   $      538.8       $       774.7      $       693.6
                                                                =================  =================  =================

Supplemental cash flow information
  Interest Paid...............................................   $      109.9       $        89.6      $        34.9
                                                                =================  =================  =================
  Income Taxes (Refunded) Paid................................   $      (10.0)      $       (82.7)     $        49.2
                                                                =================  =================  =================


                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


 1)     ORGANIZATION

        The Equitable Life Assurance Society of the United States ("Equitable Life") converted to a stock life insurance company on July 22, 1992 and became a wholly owned subsidiary of The Equitable Companies Incorporated (the "Holding Company"). Equitable Life's insurance business is conducted principally by Equitable Life and its wholly owned life insurance subsidiary, Equitable Variable Life Insurance Company ("EVLICO"). Effective January 1, 1997, EVLICO was merged into Equitable Life, which will continue to conduct the Company's insurance business. Equitable Life's investment management business, which comprises the Investment Services segment, is conducted principally by Alliance Capital Management L.P. ("Alliance"), Equitable Real Estate Investment Management, Inc. ("EREIM") and Donaldson, Lufkin & Jenrette, Inc. ("DLJ"), an investment banking and brokerage affiliate. AXA-UAP ("AXA"), a French holding company for an international group of insurance and related financial services companies, is the Holding Company's largest shareholder, owning approximately 60.8% at December 31, 1996 (63.6% assuming conversion of Series E Convertible Preferred Stock held by AXA and 54.4% if all securities convertible into, and options on, common stock were to be converted or exercised).

 2)     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        Basis of Presentation and Principles of Consolidation
        -----------------------------------------------------

        The accompanying consolidated financial statements are prepared in conformity with generally accepted accounting principles ("GAAP").

        The accompanying consolidated financial statements include the accounts of Equitable Life and its wholly owned life insurance subsidiaries (collectively, the "Insurance Group"); non-insurance subsidiaries, principally Alliance, an investment advisory subsidiary, and EREIM, a real estate investment management subsidiary; and those partnerships and joint ventures in which Equitable Life or its subsidiaries has control and a majority economic interest (collectively, including its consolidated subsidiaries, the "Company"). The Company's investment in DLJ is reported on the equity basis of accounting. Closed Block assets and liabilities and results of operations are presented in the consolidated financial statements as single line items (see Note 6). Unless specifically stated, all disclosures contained herein supporting the consolidated financial statements exclude the Closed Block related amounts.

        The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

        All significant intercompany transactions and balances have been eliminated in consolidation other than intercompany transactions and balances with the Closed Block and the discontinued Guaranteed Interest Contract ("GIC") Segment (see Note 7).

        The years "1996," "1995" and "1994" refer to the years ended December 31, 1996, 1995 and 1994, respectively.

        Certain reclassifications have been made in the amounts presented for prior periods to conform these periods with the 1996 presentation.

        Closed Block
        ------------

        As of July 22, 1992, Equitable Life established the Closed Block for the benefit of certain classes of individual participating policies for which Equitable Life had a dividend scale payable in 1991 and which were in force on that date. Assets were allocated to the Closed Block in an amount which, together with anticipated revenues from policies included in the Closed Block, was reasonably expected to be sufficient to support such business, including provision for payment of claims, certain expenses and taxes, and for continuation of dividend scales payable in 1991, assuming the experience underlying such scales continues.

        Assets allocated to the Closed Block inure solely to the benefit of the holders of policies included in the Closed Block and will not revert to the benefit of the Holding Company. The plan of demutualization prohibits the reallocation, transfer, borrowing or lending of assets between the Closed Block and other portions of Equitable Life's General Account, any of its Separate Accounts or to any affiliate of Equitable Life without the approval of the New York Superintendent of Insurance (the "Superintendent"). Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account. The excess of Closed Block liabilities over Closed Block assets represents the expected future post-tax contribution from the Closed Block which would be recognized in income over the period the policies and contracts in the Closed Block remain in force.

        Discontinued Operations
        -----------------------

        In 1991, the Company's management adopted a plan to discontinue the business operations of the GIC Segment, consisting of the Group Non-Participating Wind-Up Annuities ("Wind-Up Annuities") and Guaranteed Interest Contract ("GIC") lines of business. The Company established a pre-tax provision for the estimated future losses of the GIC line of business and a premium deficiency reserve for the Wind-Up Annuities. Subsequent losses incurred have been charged to the two loss provisions. Management reviews the adequacy of the allowance and reserve each quarter. During the fourth quarter 1996 review, management determined it was necessary to increase the allowance for expected future losses of the GIC Segment. Management believes the loss provisions for GIC contracts and Wind-Up Annuities at December 31, 1996 are adequate to provide for all future losses; however, the determination of loss provisions continues to involve numerous estimates and subjective judgments regarding the expected performance of discontinued operations investment assets. There can be no assurance the losses provided for will not differ from the losses ultimately realized (See Note 7).

        Accounting Changes
        ------------------

        In 1996, the Company changed its method of accounting for long-duration participating life insurance contracts, primarily within the Closed Block, in accordance with the provisions prescribed by Statement of Financial Accounting Standards ("SFAS") No. 120, "Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long-Duration Participating Contracts". The effect of this change, including the impact on the Closed Block, was to increase earnings from continuing operations before cumulative effect of accounting change by $19.2 million, net of Federal income taxes of $10.3 million for 1996. The financial statements for 1995 and 1994 have been retroactively restated for the change which resulted in an increase (decrease) in earnings before cumulative effect of accounting change of $15.2 million, net of Federal income taxes of $8.2 million, and $(2.6) million, net of Federal income tax benefit of $1.0 million, respectively. Shareholder's equity increased $199.1 million as of January 1, 1994 for the effect of retroactive application of the new method. (See "Deferred Policy Acquisition Costs," "Policyholders' Account Balances and Future Policy Benefits" and Note 6.)

        The Company implemented SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of," as of January 1, 1996. The statement requires long-lived assets and certain identifiable intangibles be reviewed for impairment whenever events or changes in circumstances indicate the carrying value of such assets may not be recoverable. Effective with SFAS No. 121's adoption, impaired real estate is written down to fair value with the impairment loss being included in investment gains (losses), net. Before implementing SFAS No. 121, valuation allowances on real estate held for the production of income were computed using the forecasted cash flows of the respective properties discounted at a rate equal to the Company's cost of funds. The adoption of the statement resulted in the release of valuation allowances of $152.4 million and recognition of impairment losses of $144.0 million on real estate held and used. Real estate which management has committed to disposing of by sale or abandonment is classified as real estate to be disposed of. Valuation allowances on real estate to be disposed of continue to be computed using the lower of estimated fair value or depreciated cost, net of disposition costs. Implementation of the SFAS No. 121 impairment requirements relative to other assets to be disposed of resulted in a charge for the cumulative effect of an accounting change of $23.1 million, net of a Federal income tax benefit of $12.4 million, due to the writedown to fair value of building improvements relating to facilities being vacated beginning in 1996.

        In the first quarter of 1995, the Company adopted SFAS No. 114, "Accounting by Creditors for Impairment of a Loan". This statement applies to all loans, including loans restructured in a troubled debt restructuring involving a modification of terms. This statement addresses the accounting for impairment of a loan by specifying how allowances for credit losses should be determined. Impaired loans within the scope of this statement are measured based on the present value of expected future cash flows discounted at the loan's effective interest rate, at the loan's observable market price or the fair value of the collateral if the loan is collateral dependent. The Company provides for impairment of loans through an allowance for possible losses. The adoption of this statement did not have a material effect on the level of these allowances or on the Company's consolidated statements of earnings and shareholder's equity.

        Beginning coincident with issuance of SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities," implementation guidance in November 1995, the Financial Accounting Standards Board ("FASB") permitted companies a one-time opportunity, through December 31, 1995, to reassess the appropriateness of the classification of all securities held at that time. On December 1, 1995, the Company transferred $4,794.9 million of securities classified as held to maturity to the available for sale portfolio. As a result, consolidated shareholder's equity increased by $149.4 million, net of deferred policy acquisition costs ("DAC"), amounts attributable to participating group annuity contracts and deferred Federal income taxes.

        In the fourth quarter of 1994 (effective as of January 1, 1994), the Company adopted SFAS No. 112, "Employers' Accounting for Postemployment Benefits," which required employers to recognize the obligation to provide postemployment benefits. Implementation of this statement resulted in a charge for the cumulative effect of accounting change of $27.1 million, net of a Federal income tax benefit of $14.6 million.

        New Accounting Pronouncements
        -----------------------------

        The FASB issued SFAS No. 123, "Accounting for Stock-Based Compensation," which permits entities to recognize as expense over the vesting period the fair value of all stock-based awards on the date of grant or, alternatively, to continue to apply the provisions of Accounting Principles Board ("APB") Opinion No. 25, "Accounting for Stock Issued to Employees," and related interpretations. Companies which elect to continue to apply APB Opinion No. 25 must provide pro forma net income disclosures for employee stock option grants made in 1995 and future years as if the fair-value-based method defined in SFAS No. 123 had been applied. The Company accounts for stock option plans sponsored by the Holding Company, DLJ and Alliance in accordance with the provisions of APB Opinion No. 25 (see Note 21).

        In June 1996, the FASB issued SFAS No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities". SFAS No. 125 specifies the accounting and reporting requirements for transfers of financial assets, the recognition and measurement of servicing assets and liabilities and extinguishments of liabilities. SFAS No. 125 is effective for transactions occurring after December 31, 1996 and is to be applied prospectively. In December 1996, the FASB issued SFAS No. 127, "Deferral of the Effective Date of Certain Provisions of FASB Statement No. 125," which defers for one year the effective date of provisions relating to secured borrowings and collateral and transfers of financial assets that are part of repurchase agreements, dollar-roll, securities lending and similar transactions. Management has not yet determined the effect of implementing SFAS No. 125.

        Valuation of Investments
        ------------------------

        Fixed maturities identified as available for sale are reported at estimated fair value. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary.

        Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. Effective with the adoption of SFAS No. 114 on January 1, 1995, the valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or the collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the measurement method used is collateral value. Prior to the adoption of SFAS No. 114, the valuation allowances were based on losses expected by management to be realized on transfers of mortgage loans to real estate (upon foreclosure or in-substance foreclosure), on the disposition or settlement of mortgage loans and on mortgage loans management believed may not be collectible in full. In establishing valuation allowances, management previously considered, among other things the estimated fair value of the underlying collateral.

        Real estate, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at estimated fair value. Impaired real estate is written down to fair value with the impairment loss being included in investment gains (losses) net. Valuation allowances on real estate available for sale are computed using the lower of current estimated fair value or depreciated cost, net of disposition costs. Prior to the adoption of SFAS No. 121, valuation allowances on real estate held for the production of income were computed using the forecasted cash flows of the respective properties discounted at a rate equal to the Company's cost of funds.

        Policy loans are stated at unpaid principal balances.

        Partnerships and joint venture interests in which the Company does not have control and a majority economic interest are reported on the equity basis of accounting and are included either with equity real estate or other equity investments, as appropriate.

        Common stocks are carried at estimated fair value and are included in other equity investments.

        Short-term investments are stated at amortized cost which approximates fair value and are included with other invested assets.

        Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

        All securities are recorded in the consolidated financial statements on a trade date basis.

        Investment Results and Unrealized Investment Gains (Losses)
        -----------------------------------------------------------

        Net investment income and realized investment gains and losses (collectively, "investment results") related to certain participating group annuity contracts which are passed through to the contractholders are reflected as interest credited to policyholders' account balances.

        Realized investment gains and losses are determined by specific identification and are presented as a component of revenue. Valuation allowances are netted against the asset categories to which they apply and changes in the valuation allowances are included in investment gains or losses.

        Unrealized investment gains and losses on fixed maturities available for sale and equity securities held by the Company are accounted for as a separate component of shareholder's equity, net of related deferred Federal income taxes, amounts attributable to the discontinued GIC Segment, participating group annuity contracts, and DAC related to universal life and investment-type products and participating traditional life contracts.

        Recognition of Insurance Income and Related Expenses
        ----------------------------------------------------

        Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

        Premiums from participating and non-participating traditional life and annuity policies with life contingencies generally are recognized as income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

        For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as income when due with any excess profit deferred and recognized in income in a constant relationship to insurance in force or, for annuities, the amount of expected future benefit payments.

        Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

        Deferred Policy Acquisition Costs
        ---------------------------------

        The costs of acquiring new business, principally commissions, underwriting, agency and policy issue expenses, all of which vary with and are primarily related to the production of new business, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

        For universal life products and investment-type products, DAC is amortized over the expected total life of the contract group (periods ranging from 15 to 35 years and 5 to 17 years, respectively) as a constant percentage of estimated gross profits arising principally from investment results, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. The effect on the amortization of DAC of revisions to estimated gross profits is reflected in earnings in the period such estimated gross profits are revised. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to unrealized gains (losses) in consolidated shareholder's equity as of the balance sheet date.

        For participating traditional life policies (substantially all of which are in the Closed Block), DAC is amortized over the expected total life of the contract group (40 years) as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. At December 31, 1996, the expected investment yield ranged from 7.30% grading to 7.68% over 13 years. Estimated gross margin includes anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. Deviations of actual results from estimated experience are reflected in earnings in the period such deviations occur. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to unrealized gains (losses) in consolidated shareholder's equity as of the balance sheet date.

        For non-participating traditional life and annuity policies with life contingencies, DAC is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy.

        For individual health benefit insurance, DAC is amortized over the expected average life of the contracts (10 years for major medical policies and 20 years for disability income ("DI") products) in proportion to anticipated premium revenue at time of issue. In the fourth quarter of 1996, the DAC related to DI contracts issued prior to July 1993 was written off.

        Policyholders' Account Balances and Future Policy Benefits
        ----------------------------------------------------------

        Policyholders' account balances for universal life and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

        For participating traditional life policies, future policy benefit liabilities are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to gross margins over the life of the contract.

        For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Insurance Group's experience which, together with interest and expense assumptions, include a margin for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC is written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.25% to 11.5% for life insurance liabilities and from 2.25% to 13.5% for annuity liabilities.

        During the fourth quarter of 1996, a loss recognition study on participating group annuity contracts and conversion annuities ("Pension Par") was completed which included management's revised estimate of assumptions, including expected mortality and future investment returns. The study's results prompted management to establish a premium deficiency reserve which decreased earnings from continuing operations and net earnings by $47.5 million ($73.0 million pre-tax).

        Individual health benefit liabilities for active lives are estimated using the net level premium method, and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest.

        During the fourth quarter of 1996, the Company completed a loss recognition study of the DI business which incorporated management's revised estimates of future experience with regard to morbidity, investment returns, claims and administration expenses and other factors. The study indicated DAC was not recoverable and the reserves were not sufficient. Earnings from continuing operations and net earnings decreased by $208.0 million ($320.0 million pre-tax) as a result of strengthening DI reserves by $175.0 million and writing off unamortized DAC of $145.0 million. The determination of DI reserves requires making assumptions and estimates relating to a variety of factors, including morbidity and interest rates, claims experience and lapse rates based on then known facts and circumstances. Such factors as claim incidence and termination rates can be affected by changes in the economic, legal and regulatory environments and work ethic. While management believes its DI reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

        Claim reserves and associated liabilities for individual disability income and major medical policies were $711.8 million and $639.6 million at December 31, 1996 and 1995, respectively (excluding $175.0 million of reserve strengthening in 1996). Incurred benefits (benefits paid plus changes in claim reserves) and benefits paid for individual DI and major medical policies (excluding $175.0 million of reserve strengthening in 1996) are summarized as follows:

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Incurred benefits related to current year..........  $       189.0       $      176.0       $      188.6
        Incurred benefits related to prior years...........           69.1               67.8               28.7
                                                            -----------------   ----------------   -----------------
        Total Incurred Benefits............................  $       258.1       $      243.8       $      217.3
                                                            =================   ================   =================
        Benefits paid related to current year..............  $        32.6       $       37.0       $       43.7
        Benefits paid related to prior years...............          153.3              137.8              132.3
                                                            -----------------   ----------------   -----------------
        Total Benefits Paid................................  $       185.9       $      174.8       $      176.0
                                                            =================   ================   =================

        Policyholders' Dividends
        ------------------------

        The amount of policyholders' dividends to be paid (including those on policies included in the Closed Block) is determined annually by Equitable Life's Board of Directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by Equitable Life.

        Equitable Life is subject to limitations on the amount of statutory profits which can be retained with respect to certain classes of individual participating policies that were in force on July 22, 1992 which are not included in the Closed Block and with respect to participating policies issued subsequent to July 22, 1992. Excess statutory profits, if any, will be distributed over time to such policyholders and will not be available to Equitable Life's shareholder. Earnings in excess of limitations, if any, would be accrued as policyholders' dividends.

        At December 31, 1996, participating policies, including those in the Closed Block, represent approximately 24.2% ($52.3 billion) of directly written life insurance in force, net of amounts ceded.

        Federal Income Taxes
        --------------------

        The Company files a consolidated Federal income tax return with the Holding Company and its non-life insurance subsidiaries. Current Federal income taxes were charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities were recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

        Separate Accounts
        -----------------

        Separate Accounts are established in conformity with the New York State Insurance Law and generally are not chargeable with liabilities that arise from any other business of the Insurance Group. Separate Accounts assets are subject to General Account claims only to the extent the value of such assets exceeds the Separate Accounts liabilities.

        Assets and liabilities of the Separate Accounts, representing net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders, and for which the Insurance Group does not bear the investment risk, are shown as separate captions in the consolidated balance sheets. The Insurance Group bears the investment risk on assets held in one Separate Account, therefore, such assets are carried on the same basis as similar assets held in the General Account portfolio. Assets held in the other Separate Accounts are carried at quoted market values or, where quoted values are not available, at estimated fair values as determined by the Insurance Group.

        The investment results of Separate Accounts on which the Insurance Group does not bear the investment risk are reflected directly in Separate Accounts liabilities. For 1996, 1995 and 1994, investment results of such Separate Accounts were $2,970.6 million, $1,963.2 million and $665.2 million, respectively.

        Deposits to Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all Separate Accounts are included in revenues.

 3)     INVESTMENTS

        The following tables provide additional information relating to fixed maturities and equity securities:

                                                                        GROSS               GROSS
                                                   AMORTIZED          UNREALIZED         UNREALIZED         ESTIMATED
                                                      COST              GAINS              LOSSES           FAIR VALUE
                                                -----------------  -----------------   ----------------   ---------------
                                                                             (IN MILLIONS)
        DECEMBER 31, 1996
        -----------------
        Fixed Maturities:
          Available for Sale:
            Corporate..........................  $    13,645.2      $       451.5       $      121.0       $   13,975.7
            Mortgage-backed....................        2,015.9               11.2               20.3            2,006.8
            U.S. Treasury securities and
              U.S. government and
              agency securities................        1,539.4               39.2               19.3            1,559.3
            States and political subdivisions..           77.0                4.5                -                 81.5
            Foreign governments................          302.6               18.0                2.2              318.4
            Redeemable preferred stock.........          139.1                3.3                7.1              135.3
                                                -----------------  -----------------   ----------------   ---------------
        Total Available for Sale...............  $    17,719.2      $       527.7       $      169.9       $   18,077.0
                                                =================  =================   ================   ===============
        Equity Securities:
          Common stock.........................  $        98.7      $        49.3       $       17.7       $      130.3
                                                =================  =================   ================   ===============

        December 31, 1995
        -----------------
        Fixed Maturities:
          Available for Sale:
            Corporate..........................  $    10,910.7      $       617.6       $      118.1       $   11,410.2
            Mortgage-backed....................        1,838.0               31.2                1.2            1,868.0
            U.S. Treasury securities and
              U.S. government and
              agency securities................        2,257.0               77.8                4.1            2,330.7
            States and political subdivisions..           45.7                5.2                -                 50.9
            Foreign governments................          124.5               11.0                 .2              135.3
            Redeemable preferred stock.........          108.1                5.3                8.6              104.8
                                                -----------------  -----------------   ----------------   ---------------
        Total Available for Sale...............  $    15,284.0      $       748.1       $      132.2       $   15,899.9
                                                =================  =================   ================   ===============
        Equity Securities:
          Common stock.........................  $        97.3      $        49.1       $       18.0       $      128.4
                                                =================  =================   ================   ===============

        For publicly traded fixed maturities and equity securities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable market value, the Company has determined an estimated fair value using a discounted cash flow approach, including provisions for credit risk, generally based upon the assumption such securities will be held to maturity. Estimated fair value for equity securities, substantially all of which do not have a readily ascertainable market value, has been determined by the Company. Such estimated fair values do not necessarily represent the values for which these securities could have been sold at the dates of the consolidated balance sheets. At December 31, 1996 and 1995, securities without a readily ascertainable market value having an amortized cost of $3,915.7 million and $3,748.9 million, respectively, had estimated fair values of $4,024.6 million and $3,981.8 million, respectively.

        The contractual maturity of bonds at December 31, 1996 is shown below:

                                                   AVAILABLE FOR SALE
                                           ------------------------------------
                                              AMORTIZED          ESTIMATED
                                                COST             FAIR VALUE
                                           ----------------   -----------------
                                                      (IN MILLIONS)

        Due in one year or less...........  $      539.6       $      542.5
        Due in years two through five.....       2,776.2            2,804.0
        Due in years six through ten......       6,044.7            6,158.1
        Due after ten years...............       6,203.7            6,430.3
        Mortgage-backed securities........       2,015.9            2,006.8
                                           ----------------   -----------------
        Total.............................  $   17,580.1       $   17,941.7
                                           ================   =================

        Bonds not due at a single maturity date have been included in the above table in the year of final maturity. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

        The Insurance Group's fixed maturity investment portfolio includes corporate high yield securities consisting of public high yield bonds, redeemable preferred stocks and directly negotiated debt in leveraged buyout transactions. The Insurance Group seeks to minimize the higher than normal credit risks associated with such securities by monitoring the total investments in any single issuer or total investment in a particular industry group. Certain of these corporate high yield securities are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa or National Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 1996, approximately 14.20% of the $17,563.7 million aggregate amortized cost of bonds held by the Insurance Group were considered to be other than investment grade.

        In addition to its holdings of corporate high yield securities, the Insurance Group is an equity investor in limited partnership interests which primarily invest in securities considered to be other than investment grade.

        The Company has restructured or modified the terms of certain fixed maturity investments. The fixed maturity portfolio includes amortized costs of $5.5 million and $15.9 million at December 31, 1996 and 1995, respectively, of such restructured securities. These amounts include fixed maturities which are in default as to principal and/or interest payments, are to be restructured pursuant to commenced negotiations or where the borrowers went into bankruptcy subsequent to acquisition (collectively, "problem fixed maturities") of $2.2 million and $1.6 million as of December 31, 1996 and 1995, respectively. Gross interest income that would have been recorded in accordance with the original terms of restructured fixed maturities amounted to $1.4 million, $3.0 million and $7.5 million in 1996, 1995 and 1994, respectively. Gross interest income on these fixed maturities included in net investment income aggregated $1.3 million, $2.9 million and $6.8 million in 1996, 1995 and 1994, respectively.

        Investment valuation allowances and changes thereto are shown below:

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Balances, beginning of year........................  $       325.3       $      284.9       $      355.6
        SFAS No. 121 release...............................         (152.4)               -                  -
        Additions charged to income........................          125.0              136.0               51.0
        Deductions for writedowns and
          asset dispositions...............................         (160.8)             (95.6)            (121.7)
                                                            -----------------   ----------------   -----------------
        Balances, End of Year..............................  $       137.1       $      325.3       $      284.9
                                                            =================   ================   =================
        Balances, end of year comprise:
          Mortgage loans on real estate....................  $        50.4       $       65.5       $       64.2
          Equity real estate...............................           86.7              259.8              220.7
                                                            -----------------   ----------------   -----------------
        Total..............................................  $       137.1       $      325.3       $      284.9
                                                            =================   ================   =================

        At December 31, 1996, the carrying values of investments held for the production of income which were non-income producing for the twelve months preceding the consolidated balance sheet date were $25.0 million of fixed maturities and $2.6 million of mortgage loans on real estate.

        At December 31, 1996 and 1995, mortgage loans on real estate with scheduled payments 60 days (90 days for agricultural mortgages) or more past due or in foreclosure (collectively, "problem mortgage loans on real estate") had an amortized cost of $12.4 million (0.4% of total mortgage loans on real estate) and $87.7 million (2.4% of total mortgage loans on real estate), respectively.

        The payment terms of mortgage loans on real estate may from time to time be restructured or modified. The investment in restructured mortgage loans on real estate, based on amortized cost, amounted to $388.3 million and $531.5 million at December 31, 1996 and 1995, respectively. These amounts include $1.0 million and $3.8 million of problem mortgage loans on real estate at December 31, 1996 and 1995, respectively. Gross interest income on restructured mortgage loans on real estate that would have been recorded in accordance with the original terms of such loans amounted to $35.5 million, $52.1 million and $44.9 million in 1996, 1995 and 1994, respectively. Gross interest income on these loans included in net investment income aggregated $28.2 million, $37.4 million and $32.8 million in 1996, 1995 and 1994, respectively.

        Impaired mortgage loans (as defined under SFAS No. 114) along with the related provision for losses were as follows:

                                                                                         DECEMBER 31,
                                                                            ----------------------------------------
                                                                                   1996                 1995
                                                                            -------------------  -------------------
                                                                                         (IN MILLIONS)

        Impaired mortgage loans with provision for losses..................  $        340.0       $        310.1
        Impaired mortgage loans with no provision for losses...............           122.3                160.8
                                                                            -------------------  -------------------
        Recorded investment in impaired mortgage loans.....................           462.3                470.9
        Provision for losses...............................................            46.4                 62.7
                                                                            -------------------  -------------------
        Net Impaired Mortgage Loans........................................  $        415.9       $        408.2
                                                                            ===================  ===================

        Impaired mortgage loans with no provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

        During 1996 and 1995, respectively, the Company's average recorded investment in impaired mortgage loans was $552.1 million and $429.0 million. Interest income recognized on these impaired mortgage loans totaled $38.8 million and $27.9 million for 1996 and 1995, respectively, including $17.9 million and $13.4 million recognized on a cash basis.

        The Insurance Group's investment in equity real estate is through direct ownership and through investments in real estate joint ventures. At December 31, 1996 and 1995, the carrying value of equity real estate available for sale amounted to $345.6 million and $255.5 million, respectively. For 1996, 1995 and 1994, respectively, real estate of $58.7 million, $35.3 million and $189.8 million was acquired in satisfaction of debt. At December 31, 1996 and 1995, the Company owned $771.7 million and $862.7 million, respectively, of real estate acquired in satisfaction of debt.

        Depreciation of real estate is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years. Accumulated depreciation on real estate was $587.5 million and $662.4 million at December 31, 1996 and 1995, respectively. Depreciation expense on real estate totaled $91.8 million, $121.7 million and $117.0 million for 1996, 1995 and 1994, respectively. As a result of the implementation of SFAS No. 121, during 1996 no depreciation expense has been recorded on real estate available for sale.

 4)     JOINT VENTURES AND PARTNERSHIPS

        Summarized combined financial information of real estate joint ventures (34 and 38 individual ventures as of December 31, 1996 and 1995, respectively) and of limited partnership interests accounted for under the equity method, in which the Company has an investment of $10.0 million or greater and an equity interest of 10% or greater is as follows:

                                                                                           DECEMBER 31,
                                                                                ------------------------------------
                                                                                     1996                1995
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)
        FINANCIAL POSITION
        Investments in real estate, at depreciated cost........................  $    1,883.7       $    2,684.1
        Investments in securities, generally at estimated fair value...........       2,430.6            2,459.8
        Cash and cash equivalents..............................................          98.0              489.1
        Other assets...........................................................         427.0              270.8
                                                                                ----------------   -----------------
        Total assets...........................................................       4,839.3            5,903.8
                                                                                ----------------   -----------------
        Borrowed funds - third party...........................................       1,574.3            1,782.3
        Borrowed funds - the Company...........................................         137.9              220.5
        Other liabilities......................................................         415.8              593.9
                                                                                ----------------   -----------------
        Total liabilities......................................................       2,128.0            2,596.7
                                                                                ----------------   -----------------

        Partners' Capital......................................................  $    2,711.3       $    3,307.1
                                                                                ================   =================

        Equity in partners' capital included above.............................  $      806.8       $      902.2
        Equity in limited partnership interests not included above.............         201.8              212.8
        Other..................................................................           9.8                8.9
                                                                                ----------------   -----------------
        Carrying Value.........................................................  $    1,018.4       $    1,123.9
                                                                                ================   =================

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        STATEMENTS OF EARNINGS
        Revenues of real estate joint ventures.............  $       348.9       $      463.5       $      537.7
        Revenues of other limited partnership interests....          386.1              242.3              103.4
        Interest expense - third party.....................         (111.0)            (135.3)            (114.9)
        Interest expense - the Company.....................          (30.0)             (41.0)             (36.9)
        Other expenses.....................................         (282.5)            (397.7)            (430.9)
                                                            -----------------   ----------------   -----------------
        Net Earnings.......................................  $       311.5       $      131.8       $       58.4
                                                            =================   ================   =================
        Equity in net earnings included above..............  $        73.9       $       49.1       $       18.9
        Equity in net earnings of limited partnerships
          interests not included above.....................           35.8               44.8               25.3
        Other..............................................             .9                1.0                1.8
                                                            -----------------   ----------------   -----------------
        Total Equity in Net Earnings.......................  $       110.6       $       94.9       $       46.0
                                                            =================   ================   =================

 5)     NET INVESTMENT INCOME AND INVESTMENT GAINS (LOSSES)

        The sources of net investment income are summarized as follows:

                                                   1996               1995                1994
                                             -----------------   ----------------   -----------------
                                                                  (IN MILLIONS)

        Fixed maturities....................  $     1,307.4       $    1,151.1       $    1,036.5
        Mortgage loans on real estate.......          303.0              329.0              385.7
        Equity real estate..................          442.4              560.4              561.8
        Other equity investments............           94.3               76.9               36.1
        Policy loans........................          160.3              144.4              122.7
        Other investment income.............          217.4              273.0              322.4
                                             -----------------   ----------------   -----------------

          Gross investment income...........        2,524.8            2,534.8            2,465.2
                                             -----------------   ----------------   -----------------

          Investment expenses...............          348.9              446.6              466.6
                                             -----------------   ----------------   -----------------

        Net Investment Income...............  $     2,175.9       $    2,088.2       $    1,998.6
                                             =================   ================   =================

        Investment gains (losses), net, including changes in the valuation allowances, are summarized as follows:

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Fixed maturities...................................  $        60.5       $      119.9       $      (14.3)
        Mortgage loans on real estate......................          (27.3)             (40.2)             (43.1)
        Equity real estate.................................          (79.7)             (86.6)              20.6
        Other equity investments...........................           18.9               12.8               75.9
        Issuance and sales of Alliance Units...............           20.6                -                 52.4
        Other..............................................           (2.8)               (.6)                .3
                                                            -----------------   ----------------   -----------------
        Investment (Losses) Gains, Net.....................  $        (9.8)      $        5.3       $       91.8
                                                            =================   ================   =================

        Writedowns of fixed maturities amounted to $29.9 million, $46.7 million and $30.8 million for 1996, 1995 and 1994, respectively, and writedowns of equity real estate subsequent to the adoption of SFAS No. 121 amounted to $23.7 million for the year ended December 31, 1996.

        For 1996, 1995 and 1994, respectively, proceeds received on sales of fixed maturities classified as available for sale amounted to $8,353.5 million, $8,206.0 million and $5,253.9 million. Gross gains of $154.2 million, $211.4 million and $65.2 million and gross losses of $92.7 million, $64.2 million and $50.8 million, respectively, were realized on these sales. The change in unrealized investment (losses) gains related to fixed maturities classified as available for sale for 1996, 1995 and 1994 amounted to $(258.0) million, $1,077.2 million and $(742.2) million, respectively.

        During each of 1995 and 1994, one security classified as held to maturity was sold. During the eleven months ended November 30, 1995 and the year ended December 31, 1994, respectively, twelve and six securities so classified were transferred to the available for sale portfolio. All actions were taken as a result of a significant deterioration in creditworthiness. The aggregate amortized costs of the securities sold were $1.0 million and $19.9 million with a related investment gain of $-0- million and $.8 million recognized in 1995 and 1994, respectively; the aggregate amortized cost of the securities transferred was $116.0 million and $42.8 million with gross unrealized investment losses of $3.2 million and $3.1 million charged to consolidated shareholder's equity for the eleven months ended November 30, 1995 and the year ended December 31,

        1994, respectively. On December 1, 1995, the Company transferred $4,794.9 million of securities classified as held to maturity to the available for sale portfolio. As a result, unrealized gains on fixed maturities increased $395.6 million, offset by DAC of $126.5 million, amounts attributable to participating group annuity contracts of $39.2 million and deferred Federal income taxes of $80.5 million.

        For 1996, 1995 and 1994, investment results passed through to certain participating group annuity contracts as interest credited to policyholders' account balances amounted to $136.7 million, $131.2 million and $175.8 million, respectively.

        In 1996, Alliance acquired the business of Cursitor-Eaton Asset Management Company and Cursitor Holdings Limited (collectively, "Cursitor") for approximately $159.0 million. The purchase price consisted of $94.3 million in cash, 1.8 million of Alliance's publicly traded units ("Alliance Units"), 6% notes aggregating $21.5 million payable ratably over four years, and substantial additional consideration which will be determined at a later date. The excess of the purchase price, including acquisition costs and minority interest, over the fair value of Cursitor's net assets acquired resulted in the recognition of intangible assets consisting of costs assigned to contracts acquired and goodwill of approximately $122.8 million and $38.3 million, respectively, which are being amortized over the estimated useful lives of 20 years. The Company recognized an investment gain of $20.6 million as a result of the issuance of Alliance Units in this transaction. At December 31, 1996, the Company's ownership of Alliance Units was approximately 57.3%.

        In 1994, Alliance sold 4.96 million newly issued Alliance Units to third parties at prevailing market prices. The Company continues to hold its 1% general partnership interest in Alliance. The Company recognized an investment gain of $52.4 million as a result of these transactions.

        Net unrealized investment gains (losses), included in the consolidated balance sheets as a component of equity and the changes for the corresponding years, are summarized as follows:

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Balance, beginning of year as restated.............  $       396.5       $     (220.5)      $      144.6
        Changes in unrealized investment (losses) gains....         (297.6)           1,198.9             (856.7)
        Changes in unrealized investment losses
          (gains) attributable to:
            Participating group annuity contracts..........            -                (78.1)              40.8
            DAC............................................           42.3             (216.8)             273.6
            Deferred Federal income taxes..................           48.7             (287.0)             177.2
                                                            -----------------   ----------------   -----------------
        Balance, End of Year...............................  $       189.9       $      396.5       $     (220.5)
                                                            =================   ================   =================
        Balance, end of year comprises:
          Unrealized investment gains (losses) on:
            Fixed maturities...............................  $       357.8       $      615.9       $     (461.3)
            Other equity investments.......................           31.6               31.1                7.7
            Other, principally Closed Block................           53.1               93.1               (5.1)
                                                            -----------------   ----------------   -----------------
              Total........................................          442.5              740.1             (458.7)
          Amounts of unrealized investment (gains)
            losses attributable to:
              Participating group annuity contracts........          (72.2)             (72.2)               5.9
              DAC..........................................          (52.0)             (94.3)             122.4
              Deferred Federal income taxes................         (128.4)            (177.1)             109.9
                                                            -----------------   ----------------   -----------------
        Total..............................................  $       189.9       $      396.5       $     (220.5)
                                                            =================   ================   =================

 6)     CLOSED BLOCK

        Summarized financial information of the Closed Block follows:

                                                                                     DECEMBER 31,
                                                                         --------------------------------------
                                                                               1996                 1995
                                                                         -----------------    -----------------
                                                                                     (IN MILLIONS)
        Assets
        Fixed Maturities:
          Available for sale, at estimated fair value (amortized cost,
            $3,820.7 and $3,662.8)......................................  $    3,889.5         $    3,896.2
        Mortgage loans on real estate...................................       1,380.7              1,368.8
        Policy loans....................................................       1,765.9              1,797.2
        Cash and other invested assets..................................         336.1                440.9
        DAC.............................................................         876.5                792.6
        Other assets....................................................         246.3                286.4
                                                                         -----------------    -----------------
        Total Assets....................................................  $    8,495.0         $    8,582.1
                                                                         =================    =================

        Liabilities
        Future policy benefits and policyholders' account balances......  $    8,999.7         $    8,923.5
        Other liabilities...............................................          91.6                297.9
                                                                         -----------------    -----------------
        Total Liabilities...............................................  $    9,091.3         $    9,221.4
                                                                         =================    =================

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Revenues
        Premiums and other revenue.........................  $       724.8       $      753.4       $      798.1
        Investment income (net of investment
          expenses of $27.3, $26.7 and $19.0)..............          546.6              538.9              523.0
        Investment losses, net.............................           (5.5)             (20.2)             (24.0)
                                                            -----------------   ----------------   -----------------
              Total revenues...............................        1,265.9            1,272.1            1,297.1
                                                            -----------------   ----------------   -----------------
        Benefits and Other Deductions
        Policyholders' benefits and dividends..............        1,106.3            1,077.6            1,121.6
        Other operating costs and expenses.................           34.6               51.3               38.5
                                                            -----------------   ----------------   -----------------
              Total benefits and other deductions..........        1,140.9            1,128.9            1,160.1
                                                            -----------------   ----------------   -----------------
        Contribution from the Closed Block.................  $       125.0       $      143.2       $      137.0
                                                            =================   ================   =================

        In the fourth quarter of 1996, the Company adopted SFAS No. 120, which prescribes the accounting for individual participating life insurance contracts, most of which are included in the Closed Block. The implementation of SFAS No. 120 resulted in an increase (decrease) in the contribution from the Closed Block of $27.5 million, $18.8 million and $(14.0) million in 1996, 1995 and 1994, respectively.

        The fixed maturity portfolio, based on amortized cost, includes $.4 million and $4.3 million at December 31, 1996 and 1995, respectively, of restructured securities which includes problem fixed maturities of $.3 million and $1.9 million, respectively.

        During the eleven months ended November 30, 1995, one security classified as held to maturity was sold and ten securities classified as held to maturity were transferred to the available for sale portfolio. All actions resulted from significant deterioration in creditworthiness. The amortized cost of the security sold was $4.2 million. The aggregate amortized cost of the securities transferred was $81.3 million with gross unrealized investment losses of $.1 million transferred to equity. At December 1, 1995, $1,750.7 million of securities classified as held to maturity were transferred to the available for sale portfolio. As a result, unrealized gains of $88.5 million on fixed maturities were recognized, offset by DAC amortization of $52.6 million.

        At December 31, 1996 and 1995, problem mortgage loans on real estate had an amortized cost of $4.3 million and $36.5 million, respectively, and mortgage loans on real estate for which the payment terms have been restructured had an amortized cost of $114.2 million and $137.7 million, respectively. At December 31, 1996 and 1995, the restructured mortgage loans on real estate amount included $.7 million and $8.8 million, respectively, of problem mortgage loans on real estate.

        Impaired mortgage loans (as defined under SFAS No. 114) along with the related provision for losses were as follows:

                                                                              DECEMBER 31,
                                                                   ------------------------------------
                                                                        1996                1995
                                                                   ----------------   -----------------
                                                                              (IN MILLIONS)

        Impaired mortgage loans with provision for losses.........  $       128.1      $       106.8
        Impaired mortgage loans with no provision for losses......             .6               10.1
                                                                   ----------------   -----------------
        Recorded investment in impaired mortgages.................          128.7              116.9
        Provision for losses......................................           12.9               17.9
                                                                   ----------------   -----------------
        Net Impaired Mortgage Loans...............................  $       115.8      $        99.0
                                                                   ================   =================

        During 1996 and 1995, respectively, the Closed Block's average recorded investment in impaired mortgage loans was $153.8 million and $146.9 million, respectively. Interest income recognized on these impaired mortgage loans totaled $10.9 million and $5.9 million for 1996 and 1995, respectively, including $4.7 million and $1.3 million recognized on a cash basis.

        Valuation allowances amounted to $13.8 million and $18.4 million on mortgage loans on real estate and $3.7 million and $4.3 million on equity real estate at December 31, 1996 and 1995, respectively. Writedowns of fixed maturities amounted to $12.8 million, $16.8 million and $15.9 million for 1996, 1995 and 1994, respectively. As of January 1, 1996, the adoption of SFAS No. 121 resulted in the recognition of impairment losses of $5.6 million on real estate held and used.

        Many expenses related to Closed Block operations are charged to operations outside of the Closed Block; accordingly, the contribution from the Closed Block does not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

 7)     DISCONTINUED OPERATIONS

        Summarized financial information of the GIC Segment follows:

                                                             DECEMBER 31,
                                                 --------------------------------------
                                                       1996                 1995
                                                 -----------------    -----------------
                                                             (IN MILLIONS)
        Assets
        Mortgage loans on real estate...........  $    1,111.1         $    1,485.8
        Equity real estate......................         925.6              1,122.1
        Other invested assets...................         474.0                665.2
        Other assets............................         226.1                579.3
                                                 -----------------    -----------------
        Total Assets............................  $    2,736.8         $    3,852.4
                                                 =================    =================

        Liabilities
        Policyholders' liabilities..............  $    1,335.9         $    1,399.8
        Allowance for future losses.............         262.0                164.2
        Amounts due to continuing operations....         996.2              2,097.1
        Other liabilities.......................         142.7                191.3
                                                 -----------------    -----------------
        Total Liabilities.......................  $    2,736.8         $    3,852.4
                                                 =================    =================

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Revenues
        Investment income (net of investment expenses
          of $127.5, $153.1 and $183.3)....................  $       245.4       $      323.6       $      394.3
        Investment (losses) gains, net.....................          (18.9)             (22.9)              26.8
        Policy fees, premiums and other income.............             .2                 .7                 .4
                                                            -----------------   ----------------   -----------------
        Total revenues.....................................          226.7              301.4              421.5
        Benefits and other deductions......................          250.4              326.5              443.2
        Losses charged to allowance for future losses......          (23.7)             (25.1)             (21.7)
                                                            -----------------   ----------------   -----------------
        Pre-tax loss from operations.......................            -                  -                  -
        Pre-tax loss from strengthening of the
          allowance for future losses......................         (129.0)               -                  -
        Federal income tax benefit.........................           45.2                -                  -
                                                            -----------------   ----------------   -----------------
        Loss from Discontinued Operations..................  $       (83.8)      $        -         $        -
                                                            =================   ================   =================

        In 1991, management adopted a plan to discontinue the business operations of the GIC Segment consisting of group non-participating Wind-Up Annuities and the GIC lines of business. The loss allowance and premium deficiency reserve of $569.6 million provided for in 1991 were based on management's best judgment at that time.

        The Company's quarterly process for evaluating the loss provisions applies the current period's results of the discontinued operations against the allowance, re-estimates future losses, and adjusts the provisions, if appropriate. Additionally, as part of the Company's annual planning process which takes place in the fourth quarter of each year, investment and benefit cash flow projections are prepared. These updated assumptions and estimates resulted in the need to strengthen the loss provisions by $129.0 million, resulting in a post-tax charge of $83.8 million to discontinued operations' results in the fourth quarter of 1996.

        Management believes the loss provisions for Wind-Up Annuities and GIC contracts at December 31, 1996 are adequate to provide for all future losses; however, the determination of loss provisions continues to involve numerous estimates and subjective judgments regarding the expected performance of discontinued operations investment assets. There can be no assurance the losses provided for will not differ from the losses ultimately realized. To the extent actual results or future projections of the discontinued operations differ from management's current best estimates and assumptions underlying the loss provisions, the difference would be reflected in the consolidated statements of earnings in discontinued operations. In particular, to the extent income, sales proceeds and holding periods for equity real estate differ from management's previous assumptions, periodic adjustments to the loss provisions are likely to result.

        In January 1995, continuing operations transferred $1,215.4 million in cash to the GIC Segment in settlement of its obligation to provide assets to fund the accumulated deficit of the GIC Segment. Subsequently, the GIC Segment remitted $1,155.4 million in cash to continuing operations in partial repayment of borrowings by the GIC Segment. No gains or losses were recognized on these transactions. Amounts due to continuing operations at December 31, 1996, consisted of $1,080.0 million borrowed by the discontinued GIC Segment offset by $83.8 million representing an obligation of continuing operations to provide assets to fund the accumulated deficit of the GIC Segment.

        Investment income included $88.2 million of interest income for 1994 on amounts due from continuing operations. Benefits and other deductions include $114.3 million, $154.6 million and $219.7 million of interest expense related to amounts borrowed from continuing operations in 1996, 1995 and 1994, respectively.

        Valuation allowances amounted to $9.0 million and $19.2 million on mortgage loans on real estate and $20.4 million and $77.9 million on equity real estate at December 31, 1996 and 1995, respectively. As of January 1, 1996, the adoption of SFAS No. 121 resulted in a release of existing valuation allowances of $71.9 million on equity real estate and recognition of impairment losses of $69.8 million on real estate held and used. Writedowns of fixed maturities amounted to $1.6 million, $8.1 million and $17.8 million for 1996, 1995 and 1994, respectively and writedowns of equity real estate subsequent to the adoption of SFAS No. 121 amounted to $12.3 million for 1996.

        The fixed maturity portfolio, based on amortized cost, includes $6.2 million and $15.1 million at December 31, 1996 and 1995, respectively, of restructured securities. These amounts include problem fixed maturities of $.5 million and $6.1 million at December 31, 1996 and 1995, respectively.

        At December 31, 1996 and 1995, problem mortgage loans on real estate had amortized costs of $7.9 million and $35.4 million, respectively, and mortgage loans on real estate for which the payment terms have been restructured had amortized costs of $208.1 million and $289.3 million, respectively.

        Impaired mortgage loans (as defined under SFAS No. 114) along with the related provision for losses were as follows:

                                                                            DECEMBER 31,
                                                                 ------------------------------------
                                                                      1996                1995
                                                                 ----------------   -----------------
                                                                            (IN MILLIONS)
        Impaired mortgage loans with provision for losses.......  $        83.5      $       105.1
        Impaired mortgage loans with no provision for losses....           15.0               18.2
                                                                 ----------------   -----------------
        Recorded investment in impaired mortgages...............           98.5              123.3
        Provision for losses....................................            8.8               17.7
                                                                 ----------------   -----------------
        Net Impaired Mortgage Loans.............................  $        89.7      $       105.6
                                                                 ================   =================

        During 1996 and 1995, the GIC Segment's average recorded investment in impaired mortgage loans was $134.8 million and $177.4 million, respectively. Interest income recognized on these impaired mortgage loans totaled $10.1 million and $4.5 million for 1996 and 1995, respectively, including $7.5 million and $.4 million recognized on a cash basis.

        At December 31, 1996 and 1995, the GIC Segment had $263.0 million and $310.9 million, respectively, of real estate acquired in satisfaction of debt.

8)      SHORT-TERM AND LONG-TERM DEBT

        Short-term and long-term debt consists of the following:

                                                                        DECEMBER 31,
                                                            --------------------------------------
                                                                  1996                 1995
                                                            -----------------    -----------------
                                                                        (IN MILLIONS)

        Short-term debt....................................  $      174.1         $        -
                                                            -----------------    -----------------
        Long-term debt:
        Equitable Life:
          6.95% surplus notes scheduled to mature 2005.....         399.4                399.3
          7.70% surplus notes scheduled to mature 2015.....         199.6                199.6
          Eurodollar notes, 10.5% due 1997.................           -                   76.2
          Zero coupon note, 11.25% due 1997................           -                  120.1
          Other............................................            .5                 16.3
                                                            -----------------    -----------------
              Total Equitable Life.........................         599.5                811.5
                                                            -----------------    -----------------
        Wholly Owned and Joint Venture Real Estate:
          Mortgage notes, 4.92% - 12.50% due through 2006..         968.6              1,084.4
                                                            -----------------    -----------------
        Alliance:
          Other............................................          24.7                  3.4
                                                            -----------------    -----------------
        Total long-term debt...............................       1,592.8              1,899.3
                                                            -----------------    -----------------
        Total Short-term and Long-term Debt................  $    1,766.9         $    1,899.3
                                                            =================    =================

        Short-term Debt
        ---------------

        Equitable Life has a $350.0 million bank credit facility available to fund short-term working capital needs and to facilitate the securities settlement process. The credit facility consists of two types of borrowing options with varying interest rates. The interest rates are based on external indices dependent on the type of borrowing and at December 31, 1996 range from 5.73% (the London Interbank Offering Rate ("LIBOR") plus 22.5 basis points) to 8.25% (the prime rate). There were no borrowings outstanding under this bank credit facility at December 31, 1996.

        Equitable Life has a commercial paper program with an issue limit of $500.0 million. This program is available for general corporate purposes used to support Equitable Life's liquidity needs and is supported by Equitable Life's existing $350.0 million five-year bank credit facility. There were no borrowings outstanding under this program at December 31, 1996.

        In February 1996, Alliance entered into a new $250.0 million five-year revolving credit facility with a group of banks which replaced its $100.0 million revolving credit facility and its $100.0 million commercial paper back-up revolving credit facility. Under the new revolving credit facility, the interest rate, at the option of Alliance, is a floating rate generally based upon a defined prime rate, a rate related to the LIBOR or the Federal Funds rate. A facility fee is payable on the total facility. The revolving credit facility will be used to provide back-up liquidity for commercial paper to be used under Alliance's $100.0 million commercial paper program, to fund commission payments to financial intermediaries for the sale of Class B and C shares under Alliance's mutual fund distribution system, and for general working capital purposes. As of December 31, 1996, Alliance had not issued any commercial paper under its $100.0 million commercial paper program and there were no borrowings outstanding under Alliance's revolving credit facility.

        At December 31, 1996, long-term debt expected to mature in 1997 totaling $174.1 million was reclassified as short-term debt.

        Long-term Debt
        --------------

        Several of the long-term debt agreements have restrictive covenants related to the total amount of debt, net tangible assets and other matters. The Company is in compliance with all debt covenants.

        On December 18, 1995, Equitable Life issued, in accordance with Section 1307 of the New York Insurance Law, $400.0 million of surplus notes having an interest rate of 6.95% scheduled to mature in 2005 and $200.0 million of surplus notes having an interest rate of 7.70% scheduled to mature in 2015 (together, the "Surplus Notes"). Proceeds from the issuance of the Surplus Notes were $596.6 million, net of related issuance costs. The unamortized discount on the Surplus Notes was $1.0 million at December 31, 1996. Payments of interest on or principal of the Surplus Notes are subject to prior approval by the Superintendent.

        The Company has pledged real estate, mortgage loans, cash and securities amounting to $1,406.4 million and $1,629.7 million at December 31, 1996 and 1995, respectively, as collateral for certain long-term debt.

        At December 31, 1996, aggregate maturities of the long-term debt based on required principal payments at maturity for 1997 and the succeeding four years are $494.9 million, $316.7 million, $19.7 million, $5.4 million, $0 million, respectively, and $946.7 million thereafter.

 9)     FEDERAL INCOME TAXES

        A summary of the Federal income tax expense (benefit) in the consolidated statements of earnings is shown below:

                                                       1996               1995                1994
                                                 -----------------   ----------------   -----------------
                                                                      (IN MILLIONS)
        Federal income tax expense (benefit):
          Current...............................  $        97.9       $      (11.7)      $        4.0
          Deferred..............................          (88.2)             132.2               96.2
                                                 -----------------   ----------------   -----------------
        Total...................................  $         9.7       $      120.5       $      100.2
                                                 =================   ================   =================

        The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before Federal income taxes and minority interest by the expected Federal income tax rate of 35%. The sources of the difference and the tax effects of each are as follows:

                                                       1996               1995                1994
                                                 -----------------   ----------------   -----------------
                                                                      (IN MILLIONS)
        Expected Federal income tax expense.....  $        73.0       $      173.7       $      154.5
        Non-taxable minority interest...........          (28.6)             (22.0)             (17.6)
        Differential earnings amount............            -                  -                (16.8)
        Adjustment of tax audit reserves........            6.9                4.1               (4.6)
        Equity in unconsolidated subsidiaries...          (32.3)             (19.4)             (12.5)
        Other...................................           (9.3)             (15.9)              (2.8)
                                                 -----------------   ----------------   -----------------
        Federal Income Tax Expense..............  $         9.7       $      120.5       $      100.2
                                                 =================   ================   =================

        Prior to the date of demutualization, Equitable Life reduced its deduction for policyholder dividends by the differential earnings amount. This amount was computed, for each tax year, by multiplying Equitable Life's average equity base, as determined for tax purposes, by an estimate of the excess of an imputed earnings rate for stock life insurance companies over the average mutual life insurance companies' earnings rate. The differential earnings amount for each tax year was subsequently recomputed when actual earnings rates were published by the Internal Revenue Service. As a stock life insurance company, Equitable Life no longer is required to reduce its policyholder dividend deduction by the differential earnings amount, but differential earnings amounts for pre-demutualization years were still being recomputed in 1994.

        The components of the net deferred Federal income tax account are as follows:

                                                       DECEMBER 31, 1996                  December 31, 1995
                                                ---------------------------------  ---------------------------------
                                                    ASSETS         LIABILITIES         Assets         Liabilities
                                                ---------------  ----------------  ---------------   ---------------
                                                                           (IN MILLIONS)
        DAC, reserves and reinsurance..........  $       -        $      166.0      $        -        $     304.4
        Investments............................          -               328.6               -              326.9
        Compensation and related benefits......        259.2               -               293.0              -
        Other..................................          -                 1.8               -               32.3
                                                ---------------  ----------------  ---------------   ---------------
        Total..................................  $     259.2      $      496.4      $      293.0      $     663.6
                                                ===============  ================  ===============   ===============

        The deferred Federal income taxes impacting operations reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The sources of these temporary differences and the tax effects of each are as follows:

                                                     1996               1995                1994
                                               -----------------   ----------------   -----------------
                                                                    (IN MILLIONS)
        DAC, reserves and reinsurance.........  $      (156.2)      $       63.3       $       12.0
        Investments...........................           78.6               13.0               89.3
        Compensation and related benefits.....           22.3               30.8               10.0
        Other.................................          (32.9)              25.1              (15.1)
                                               -----------------   ----------------   -----------------
        Deferred Federal Income Tax
          (Benefit) Expense...................  $       (88.2)      $      132.2       $       96.2
                                               =================   ================   =================

        The Internal Revenue Service is in the process of examining the Holding Company's consolidated Federal income tax returns for the years 1989 through 1991. Management believes these audits will have no material adverse effect on the Company's results of operations.

10)     REINSURANCE AGREEMENTS

        The Insurance Group assumes and cedes reinsurance with other insurance companies. The Insurance Group evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. The effect of reinsurance (excluding group life and health) is summarized as follows:

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Direct premiums....................................  $       461.4       $      474.2       $      476.7
        Reinsurance assumed................................          177.5              171.3              180.5
        Reinsurance ceded..................................          (41.3)             (38.7)             (31.6)
                                                            -----------------   ----------------   -----------------
        Premiums...........................................  $       597.6       $      606.8       $      625.6
                                                            =================   ================   =================
        Universal Life and Investment-type Product
          Policy Fee Income Ceded..........................  $        48.2       $       44.0       $       27.5
                                                            =================   ================   =================
        Policyholders' Benefits Ceded......................  $        54.1       $       48.9       $       20.7
                                                            =================   ================   =================
        Interest Credited to Policyholders' Account
          Balances Ceded...................................  $        32.3       $       28.5       $       25.4
                                                            =================   ================   =================

        Effective January 1, 1994, all in force business above $5.0 million was reinsured. During 1996, the Company's retention limit on joint survivorship policies was increased to $15.0 million. The Insurance Group also reinsures the entire risk on certain substandard underwriting risks as well as in certain other cases.

        The Insurance Group cedes 100% of its group life and health business to a third party insurance company. Premiums ceded totaled $2.4 million, $260.6 million and $241.0 million for 1996, 1995 and 1994, respectively. Ceded death and disability benefits totaled $21.2 million, $188.1 million and $235.5 million for 1996, 1995 and 1994, respectively. Insurance liabilities ceded totaled $652.4 million and $724.2 million at December 31, 1996 and 1995, respectively.

11)     EMPLOYEE BENEFIT PLANS

        The Company sponsors qualified and non-qualified defined benefit plans covering substantially all employees (including certain qualified part-time employees), managers and certain agents. The pension plans are non-contributory. Equitable Life's and EREIM's benefits are based on a cash balance formula or years of service and final average earnings, if greater, under certain grandfathering rules in the plans. Alliance's benefits are based on years of credited service, average final base salary and primary social security benefits. The Company's funding policy is to make the minimum contribution required by the Employee Retirement Income Security Act of 1974.

        Components of net periodic pension cost (credit) for the qualified and non-qualified plans are as follows:

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Service cost.......................................  $        33.8       $       30.0       $       30.3
        Interest cost on projected benefit obligations.....          120.8              122.0              111.0
        Actual return on assets............................         (181.4)            (309.2)              24.4
        Net amortization and deferrals.....................           43.4              155.6             (142.5)
                                                            -----------------   ----------------   -----------------
        Net Periodic Pension Cost (Credit).................  $        16.6       $       (1.6)      $       23.2
                                                            =================   ================   =================

        The funded status of the qualified and non-qualified pension plans is as follows:

                                                                              DECEMBER 31,
                                                                   ------------------------------------
                                                                        1996                1995
                                                                   ----------------   -----------------
                                                                              (IN MILLIONS)
        Actuarial present value of obligations:
          Vested..................................................  $    1,672.2       $    1,642.4
          Non-vested..............................................          10.1               10.9
                                                                   ----------------   -----------------
        Accumulated Benefit Obligation............................  $    1,682.3       $    1,653.3
                                                                   ================   =================
        Plan assets at fair value.................................  $    1,626.0       $    1,503.8
        Projected benefit obligation..............................       1,765.5            1,743.0
                                                                   ----------------   -----------------
        Projected benefit obligation in excess of plan assets.....        (139.5)            (239.2)
        Unrecognized prior service cost...........................         (17.9)             (25.5)
        Unrecognized net loss from past experience different
          from that assumed.......................................         280.0              368.2
        Unrecognized net asset at transition......................           4.7               (7.3)
        Additional minimum liability..............................         (19.3)             (51.9)
                                                                   ----------------   -----------------
        Prepaid Pension Cost......................................  $      108.0       $       44.3
                                                                   ================   =================

        The discount rate and rate of increase in future compensation levels used in determining the actuarial present value of projected benefit obligations were 7.5% and 4.25%, respectively, at December 31, 1996 and 7.25% and 4.50%, respectively, at December 31, 1995. As of January 1, 1996 and 1995, the expected long-term rate of return on assets for the retirement plan was 10.25% and 11%, respectively.

        The Company recorded, as a reduction of shareholder's equity, an additional minimum pension liability of $12.9 million and $35.1 million, net of Federal income taxes, at December 31, 1996 and 1995, respectively, representing the excess of the accumulated benefit obligation over the fair value of plan assets and accrued pension liability.

        The pension plan's assets include corporate and government debt securities, equity securities, equity real estate and shares of Group Trusts managed by Alliance.

        Prior to 1987, the qualified plan funded participants' benefits through the purchase of non-participating annuity contracts from Equitable Life. Benefit payments under these contracts were approximately $34.7 million, $36.4 million and $38.1 million for 1996, 1995 and 1994, respectively.

        The Company provides certain medical and life insurance benefits (collectively, "postretirement benefits") for qualifying employees, managers and agents retiring from the Company on or after attaining age 55 who have at least 10 years of service. The life insurance benefits are related to age and salary at retirement. The costs of postretirement benefits are recognized in accordance with the provisions of SFAS No. 106. The Company continues to fund postretirement benefits costs on a pay-as-you-go basis and, for 1996, 1995 and 1994, the Company made estimated postretirement benefits payments of $18.9 million, $31.1 million and $29.8 million, respectively.

        The following table sets forth the postretirement benefits plan's status, reconciled to amounts recognized in the Company's consolidated financial statements:

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Service cost.......................................  $         5.3       $        4.0       $        3.9
        Interest cost on accumulated postretirement
          benefits obligation..............................           34.6               34.7               28.6
        Net amortization and deferrals.....................            2.4               (2.3)              (3.9)
                                                            -----------------   ----------------   -----------------
        Net Periodic Postretirement Benefits Costs.........  $        42.3       $       36.4       $       28.6
                                                            =================   ================   =================

                                                                              DECEMBER 31,
                                                                   ------------------------------------
                                                                        1996                1995
                                                                   ----------------   -----------------
                                                                              (IN MILLIONS)
        Accumulated postretirement benefits obligation:
          Retirees................................................  $      381.8       $      391.8
          Fully eligible active plan participants.................          50.7               50.4
          Other active plan participants..........................          60.7               64.2
                                                                   ----------------   -----------------
                                                                           493.2              506.4
        Unrecognized prior service cost...........................          50.5               56.3
        Unrecognized net loss from past experience different
          from that assumed and from changes in assumptions.......        (150.5)            (181.3)
                                                                   ----------------   -----------------
        Accrued Postretirement Benefits Cost......................  $      393.2       $      381.4
                                                                   ================   =================

        At January 1, 1994, medical benefits available to retirees under age 65 are the same as those offered to active employees and medical benefits will be limited to 200% of 1993 costs for all participants.

        The assumed health care cost trend rate used in measuring the accumulated postretirement benefits obligation was 9.5% in 1996, gradually declining to 3.5% in the year 2009 and in 1995 was 10%, gradually declining to 3.5% in the year 2008. The discount rate used in determining the accumulated postretirement benefits obligation was 7.50% and 7.25% at December 31, 1996 and 1995, respectively.

        If the health care cost trend rate assumptions were increased by 1%, the accumulated postretirement benefits obligation as of December 31, 1996 would be increased 7%. The effect of this change on the sum of the service cost and interest cost would be an increase of 8%.

12)     DERIVATIVES AND FAIR VALUE OF FINANCIAL INSTRUMENTS

        Derivatives
        -----------

        The Insurance Group primarily uses derivatives for asset/liability risk management and for hedging individual securities. Derivatives mainly are utilized to reduce the Insurance Group's exposure to interest rate fluctuations. Accounting for interest rate swap transactions is on an accrual basis. Gains and losses related to interest rate swap transactions are amortized as yield adjustments over the remaining life of the underlying hedged security. Income and expense resulting from interest rate swap activities are reflected in net investment income. The notional amount of matched interest rate swaps outstanding at December 31, 1996 was $649.9 million. The average unexpired terms at December 31, 1996 range from 2.2 to 2.7 years. At December 31, 1996, the cost of terminating outstanding matched swaps in a loss position was $8.3 million and the unrealized gain on outstanding matched swaps in a gain position was $11.4 million. The Company has no intention of terminating these contracts prior to maturity. During 1996, 1995 and 1994, net gains (losses) of $.2 million, $1.4 million and $(.2) million, respectively, were recorded in connection with interest rate swap activity. Equitable Life has implemented an interest rate cap program designed to hedge crediting rates on interest-sensitive individual annuities contracts. The outstanding notional amounts at December 31, 1996 of contracts purchased and sold were $5,050.0 million and $500.0 million, respectively. The net premium paid by Equitable Life on these contracts was $22.5 million and is being amortized ratably over the contract periods ranging from 3 to 5 years. Income and expense resulting from this program are reflected as an adjustment to interest credited to policyholders' account balances.

        Substantially all of DLJ's business related to derivatives is by its nature trading activities which are primarily for the purpose of customer accommodations. DLJ's derivative activities consist primarily of option writing and trading in forward and futures contracts. Derivative financial instruments have both on-and-off balance sheet implications depending on the nature of the contracts. DLJ's involvement in swap contracts is not significant.

        Fair Value of Financial Instruments
        -----------------------------------

        The Company defines fair value as the quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are estimated using present value or other valuation techniques. The fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of timing, amount of expected future cash flows and the credit standing of counterparties. Such estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

        Certain financial instruments are excluded, particularly insurance liabilities other than financial guarantees and investment contracts. Fair market value of off-balance-sheet financial instruments of the Insurance Group was not material at December 31, 1996 and 1995.

        Fair value for mortgage loans on real estate are estimated by discounting future contractual cash flows using interest rates at which loans with similar characteristics and credit quality would be made. Fair values for foreclosed mortgage loans and problem mortgage loans are limited to the estimated fair value of the underlying collateral if lower.

        The estimated fair values for the Company's liabilities under GIC and association plan contracts are estimated using contractual cash flows discounted based on the T. Rowe Price GIC Index Rate for the appropriate duration. For durations in excess of the published index rate, the appropriate Treasury rate is used plus a spread equal to the longest duration GIC rate spread published.

        The estimated fair values for those group annuity contracts which are classified as universal life type contracts are measured at the estimated fair value of the underlying assets. The estimated fair values for single premium deferred annuities ("SPDA") are estimated using projected cash flows discounted at current offering rates. The estimated fair values for supplementary contracts not involving life contingencies ("SCNILC") and annuities certain are derived using discounted cash flows based upon the estimated current offering rate.

        Fair value for long-term debt is determined using published market values, where available, or contractual cash flows discounted at market interest rates. The estimated fair values for non-recourse mortgage debt are determined by discounting contractual cash flows at a rate which takes into account the level of current market interest rates and collateral risk. The estimated fair values for recourse mortgage debt are determined by discounting contractual cash flows at a rate based upon current interest rates of other companies with credit ratings similar to the Company. The Company's fair value of short-term borrowings approximates their carrying value.

        The following table discloses carrying value and estimated fair value for financial instruments not otherwise disclosed in Notes 3, 6 and 7:

                                                                          DECEMBER 31,
                                                --------------------------------------------------------------------
                                                              1996                               1995
                                                ---------------------------------  ---------------------------------
                                                   CARRYING         ESTIMATED         Carrying         Estimated
                                                    VALUE          FAIR VALUE          Value           Fair Value
                                                ---------------  ----------------  ---------------   ---------------
                                                                        (IN MILLIONS)
        Consolidated Financial Instruments:
        -----------------------------------
        Mortgage loans on real estate..........  $    3,133.0     $     3,394.6     $     3,638.3     $    3,973.6
        Other joint ventures...................         467.0             467.0             492.7            492.7
        Policy loans...........................       2,196.1           2,221.6           1,976.4          2,057.5
        Policyholders' account balances:
          Association plans....................          78.1              77.3             101.0            100.0
          Group annuity contracts..............       2,141.0           1,954.0           2,335.0          2,395.0
          SPDA.................................       1,062.7           1,065.7           1,265.8          1,272.0
          Annuities certain and SCNILC.........         654.9             736.2             646.4            716.7
        Long-term debt.........................       1,592.8           1,557.7           1,899.3          1,962.9

        Closed Block Financial Instruments:
        -----------------------------------
        Mortgage loans on real estate..........       1,380.7           1,425.6           1,368.8          1,461.4
        Other equity investments...............         105.0             105.0             151.6            151.6
        Policy loans...........................       1,765.9           1,798.0           1,797.2          1,891.4
        SCNILC liability.......................          30.6              34.9              34.8             39.6

        GIC Segment Financial Instruments:
        ----------------------------------
        Mortgage loans on real estate..........       1,111.1           1,220.3           1,485.8          1,666.1
        Fixed maturities.......................          42.5              42.5             107.4            107.4
        Other equity investments...............         300.5             300.5             455.9            455.9
        Guaranteed interest contracts..........         290.7             300.5             329.0            352.0
        Long-term debt.........................         102.1             102.2             135.1            136.0

13)     COMMITMENTS AND CONTINGENT LIABILITIES

        The Company has provided, from time to time, certain guarantees or commitments to affiliates, investors and others. These arrangements include commitments by the Company, under certain conditions: to make capital contributions of up to $244.9 million to affiliated real estate joint ventures; to provide equity financing to certain limited partnerships of $205.8 million at December 31, 1996, under existing loan or loan commitment agreements; and to provide short-term financing loans which at December 31, 1996 totaled $14.6 million. Management believes the Company will not incur any material losses as a result of these commitments.

        Equitable Life is the obligor under certain structured settlement agreements which it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, Equitable Life owns single premium annuities issued by previously wholly owned life insurance subsidiaries. Equitable Life has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly owned subsidiaries be unable to meet their obligations. Management believes the satisfaction of those obligations by Equitable Life is remote.

        At December 31, 1996, the Insurance Group had $51.6 million of letters of credit outstanding.

14)     LITIGATION

        A number of lawsuits has been filed against life and health insurers in the jurisdictions in which Equitable Life and its subsidiaries do business involving insurers' sales practices, alleged agent misconduct, failure to properly supervise agents, and other matters. Some of the lawsuits have resulted in the award of substantial judgments against other insurers, including material amounts of punitive damages, or in substantial settlements. In some states, juries have substantial discretion in awarding punitive damages. Equitable Life, EVLICO and The Equitable of Colorado, Inc. ("EOC"), like other life and health insurers, from time to time are involved in such litigation. To date, no such lawsuit has resulted in an award or settlement of any material amount against the Company. Among litigations pending against Equitable Life, EVLICO and EOC of the type referred to in this paragraph are the litigations described in the following eight paragraphs.

        An action entitled Golomb et al. v. The Equitable Life Assurance Society of the United States was filed on January 20, 1995 in New York County Supreme Court. The action purports to be brought on behalf of a class of persons insured after 1983 under Lifetime Guaranteed Renewable Major Medical Insurance Policies issued by Equitable Life (the "policies"). The complaint alleges that premium increases for these policies after 1983, all of which were filed with and approved by the New York State Insurance Department and certain other state insurance departments, breached the terms of the policies, and that statements in the policies and elsewhere concerning premium increases constituted fraudulent concealment, misrepresentations in violation of New York Insurance Law Section 4226 and deceptive practices under New York General Business Law Section 349. The complaint seeks a declaratory judgment, injunctive relief restricting the methods by which Equitable Life increases premiums on the policies in the future, a refund of premiums, and punitive damages. Plaintiffs also have indicated that they will seek damages in an unspecified amount. Equitable Life moved to dismiss the complaint in its entirety on the grounds that it fails to state a claim and that uncontroverted documentary evidence establishes a complete defense to the claims. On May 29, 1996, the New York County Supreme Court entered a judgment dismissing the complaint with prejudice. Plaintiffs have filed a notice of appeal of that judgment.

        In January 1996, separate actions were filed in Pennsylvania and Texas state courts (entitled, respectively, Malvin et al. v. The Equitable Life Assurance Society of the United States and Bowler et al. v. The Equitable Life Assurance Society of the United States), making claims similar to those in the New York action described above. The Texas action also claims that Equitable Life misrepresented to Texas policyholders that the Texas Insurance Department had approved Equitable Life's rate increases. These actions are asserted on behalf of proposed classes of Pennsylvania issued or renewed policyholders and Texas issued or renewed policyholders, insured under the policies. The Pennsylvania and Texas actions seek compensatory and punitive damages and injunctive relief restricting the methods by which Equitable Life increases premiums in the future based on the common law and statutes of those states. On February 9, 1996, Equitable Life removed the Pennsylvania action, Malvin, to the United States District Court for the Middle District of Pennsylvania. Following the decision granting Equitable Life's motion to dismiss the New York action (Golomb), on the consent of the parties the District Court ordered an indefinite stay of all proceedings in the Pennsylvania action, pending either party's right to reinstate the proceeding, and ordered that for administrative purposes the case be deemed administratively closed. On February 2, 1996, Equitable Life removed the Texas action, Bowler, to the United States District Court for the Northern District of Texas. On May 20, 1996, the plaintiffs in Bowler amended their complaint by adding allegations of misrepresentation regarding premium increases on other types of guaranteed renewable major medical insurance policies issued by Equitable Life up to and including 1983. On July 1, 1996, Equitable Life filed a motion for summary judgment dismissing the first amended complaint in its entirety. In August, 1996, the court granted plaintiffs leave to file a supplemental complaint on behalf of a proposed class of Texas policyholders claiming unfair discrimination, breach of contract and other claims arising out of alleged differences between premiums charged to Texas policyholders and premiums charged to similarly situated policyholders in New York and certain other states. Plaintiffs seek refunds of alleged overcharges, exemplary or additional damages citing

        Texas statutory provisions which among other things, permit two times the amount of actual damage plus additional penalties if the acts complained of are found to be knowingly committed, and injunctive relief. Equitable Life has also filed a motion for summary judgment dismissing the supplemental complaint in its entirety. Plaintiffs also obtained permission to add another plaintiff to the first amended and supplemental complaints. Plaintiffs have opposed both motions for summary judgment and requested that certain issues be found in their favor. Equitable Life is in the process of replying.

        On May 22, 1996, a separate action entitled Bachman v. The Equitable Life Assurance Society of the United States, was filed in Florida state court making claims similar to those in the previously reported Golomb action. The Florida action is asserted on behalf of a proposed class of Florida issued or renewed policyholders insured after 1983 under Lifetime Guaranteed Renewable Major Medical Insurance Policies issued by Equitable Life. The Florida action seeks compensatory and punitive damages and injunctive relief restricting the methods by which Equitable Life increases premiums in the future based on various common law claims. On June 20, 1996, Equitable Life removed the Florida action to Federal court. Equitable Life has answered the complaint, denying the material allegations and asserting certain affirmative defenses. On December 6, 1996, Equitable Life filed a motion for summary judgment and plaintiff is expected to file its response to that motion shortly.

        On November 6, 1996, a proposed class action entitled Fletcher, et al.
        v. The Equitable Life Assurance Society of the United States, was filed in California Superior Court for Fresno County, making substantially the same allegations concerning premium rates and premium rate increases on guaranteed renewable policies made in the Bowler action. The complaint alleges, among other things, that differentials between rates charged California policyholders and policyholders in New York and certain other states, and the methods used by Equitable Life to calculate premium increases, breached the terms of its policies, that Equitable Life misrepresented and concealed the facts pertaining to such differentials and methods in violation of California law, and that Equitable Life also misrepresented that its rate increases were approved by the California Insurance Department. Plaintiffs seek compensatory damages in an unspecified amount, rescission, injunctive relief and attorneys' fees. Equitable Life removed the action to Federal court; plaintiff has moved to remand the case to state court. Although the outcome of any litigation cannot be predicted with certainty, particularly in the early stages of an action, the Company's management believes that the ultimate resolution of the Golomb, Malvin, Bowler, Bachman and Fletcher litigations should not have a material adverse effect on the financial position of the Company. Due to the early stage of such litigations, the Company's management cannot make an estimate of loss, if any, or predict whether or not such litigations will have a material adverse effect on the Company's results of operations in any particular period.

        An action was instituted on April 6, 1995 against Equitable Life and its wholly owned subsidiary, EOC, in New York state court, entitled Sidney C. Cole et al. v. The Equitable Life Assurance Society of the United States and The Equitable of Colorado, Inc., No. 95/108611 (N. Y. County). The action is brought by the holders of a joint survivorship whole life policy issued by EOC. The action purports to be on behalf of a class consisting of all persons who from January 1, 1984 purchased life insurance policies sold by Equitable Life and EOC based upon their allegedly uniform sales presentations and policy illustrations. The complaint puts in issue various alleged sales practices that plaintiffs assert, among other things, misrepresented the stated number of years that the annual premium would need to be paid. Plaintiffs seek damages in an unspecified amount, imposition of a constructive trust, and seek to enjoin Equitable Life and EOC from engaging in the challenged sales practices. On June 28, 1996, the court issued a decision and order dismissing with prejudice plaintiff's causes of action for fraud, constructive fraud, breach of fiduciary duty, negligence, and unjust enrichment, and dismissing without prejudice plaintiff's cause of action under the New York State consumer protection statute. The only remaining causes of action are for breach of contract and negligent misrepresentation. Plaintiffs made a motion for reargument with respect to this order, which was submitted to the court in October 1996. This motion was denied by the court on December 16, 1996.

        On May 21, 1996, an action entitled Elton F. Duncan, III v. The Equitable Life Assurance Society of the United States, was commenced against Equitable Life in the Civil District Court for the Parish of Orleans, State of Louisiana. The action is brought by an individual who purchased a whole life policy. Plaintiff alleges misrepresentations concerning the extent to which the policy was a proper replacement policy and the number of years that the annual premium would need to be paid. Plaintiff purports to represent a class consisting of all persons who purchased whole life or universal life insurance policies from Equitable Life from January 1, 1982 to the present. Plaintiff seeks damages, including punitive damages, in an unspecified amount. On July 26, 1996, an action entitled Michael Bradley v. Equitable Variable Life Insurance Company, was commenced in New York state court. The action is brought by the holder of a variable life insurance policy issued by EVLICO. The plaintiff purports to represent a class consisting of all persons or entities who purchased one or more life insurance policies issued by EVLICO from January 1, 1980. The complaint puts at issue various alleged sales practices and alleges misrepresentations concerning the extent to which the policy was a proper replacement policy and the number of years that the annual premium would need to be paid. Plaintiff seeks damages, including punitive damages, in an unspecified amount and also seeks injunctive relief prohibiting EVLICO from canceling policies for failure to make premium payments beyond the alleged stated number of years that the annual premium would need to be paid. On September 21, 1996 Equitable Life, EVLICO and EOC made a motion to have this proceeding moved from Kings County Supreme Court to New York County for joint trial or consolidation with the Cole action. The motion was denied by the court on January 9, 1997. On January 10, 1997, plaintiffs moved for certification of a nationwide class consisting of all persons or entities who were sold one or more life insurance products on a "vanishing premium" basis and/or were allegedly induced to purchase additional policies from EVLICO, using the cash value accumulated in existing policies, from January 1, 1980 through and including December 31, 1996. Plaintiffs further moved to have Michael Bradley designated as the class representative. Discovery regarding class certification is underway.

        On December 12, 1996, an action entitled Robert E. Dillon v. The Equitable Life Assurance Society of the United States and The Equitable of Colorado, was commenced in the United States District Court for the Southern District of Florida. The action is brought by an individual who purchased a joint whole life policy from EOC. The complaint puts at issue various alleged sales practices and alleges misrepresentations concerning the alleged impropriety of replacement policies issued by Equitable Life and EOC and alleged misrepresentations regarding the number of years premiums would have to be paid on the defendants' policies. Plaintiff brings claims for breach of contract, fraud, negligent misrepresentation, money had and received, unjust enrichment and imposition of a constructive trust. Plaintiff purports to represent two classes of persons. The first is a "contract class," consisting of all persons who purchased whole or universal life insurance policies from Equitable Life and EOC and from whom Equitable Life and EOC have sought additional payments beyond the number of years allegedly promised by Equitable Life and EOC. The second is a "fraud class," consisting of all persons with an interest in policies issued by Equitable Life and EOC at any time since October 1, 1986. Plaintiff seeks damages in an unspecified amount, and also seeks injunctive relief attaching Equitable Life's and EOC's profits from their alleged sales practices. Equitable Life's and EOC's time to answer or move with respect to the complaint has been extended until February 24, 1997. Although the outcome of litigation cannot be predicted with certainty, particularly in the early stages of an action, the Company's management believes that the ultimate resolution of the Cole, Duncan, Bradley and Dillon litigations should not have a material adverse effect on the financial position of the Company. Due to the early stages of such litigations, the Company's management cannot make an estimate of loss, if any, or predict whether or not any such litigation will have a material adverse effect on the Company's results of operations in any particular period.

        On January 3, 1996, an amended complaint was filed in an action entitled Frank Franze Jr. and George Busher, individually and on behalf of all others similarly situated v. The Equitable Life Assurance Society of the United States, and Equitable Variable Life Insurance Company, No. 94-2036 in the United States District Court for the Southern District of Florida. The action was brought by two individuals who purchased variable life insurance policies. The plaintiffs purport to represent a nationwide class consisting of all persons who purchased variable life insurance policies from Equitable Life and EVLICO since September 30, 1991. The basic allegation of the amended complaint is that Equitable Life's and EVLICO's agents were trained not to disclose fully that the product being sold was life insurance. Plaintiffs allege violations of the Federal securities laws and seek rescission of the contracts or compensatory damages and attorneys' fees and expenses. The court denied Equitable Life and EVLICO's motion to dismiss the amended complaint on September 24, 1996. Equitable Life and EVLICO have answered the amended complaint, denying the material allegations and asserting certain affirmative defenses. Currently, the parties are conducting discovery in connection with plaintiffs' attempt to certify a class. On January 9, 1997, an action entitled Rosemarie Chaviano, individually and on behalf of all others similarly situated
        v. The Equitable Life Assurance Society of the United States, and Equitable Variable Life Insurance Company, was filed in Massachusetts state court making claims similar to those in the Franze action and alleging violations of the Massachusetts securities laws. The plaintiff purports to represent all persons in Massachusetts who purchased variable life insurance contracts from Equitable Life and EVLICO from January 9, 1993 to the present. The Massachusetts action seeks rescission of the contracts or compensatory damages, attorneys' fees, expenses and injunctive relief. Although the outcome of any litigation cannot be predicted with certainty, particularly in the early stages of an action, the Company's management believes that the ultimate resolution of the litigations discussed in this paragraph should not have a material adverse effect on the financial position of the Company. Due to the early stages of such litigation, the Company's management cannot make an estimate of loss, if any, or predict whether or not any such litigation will have a material adverse effect on the Company's results of operations in any particular period.

        Equitable Life recently responded to a subpoena from the U.S. Department of Labor ("DOL") requesting copies of any third-party appraisals in Equitable Life's possession relating to the ten largest properties (by value) in the Prime Property Fund ("PPF"). PPF is an open-end, commingled real estate separate account of Equitable Life for pension clients. Equitable Life serves as investment manager in PPF and has retained EREIM as advisor. In early 1995, the DOL commenced a national investigation of commingled real estate funds with pension investors, including PPF. The investigation now appears to be focused principally on appraisal and valuation procedures in respect of fund properties. The most recent request from the DOL seems to reflect, at least in part, an interest in the relationship between the valuations for those properties reflected in appraisals prepared for local property tax proceedings and the valuations used by PPF for other purposes. At no time has the DOL made any specific allegation that Equitable Life or EREIM has acted improperly and Equitable Life and EREIM believe that any such allegation would be without foundation. While the outcome of this investigation cannot be predicted with certainty, in the opinion of management, the ultimate resolution of this matter should not have a material adverse effect on the Company's consolidated financial position or results of operations in any particular period.

        Equitable Casualty Insurance Company ("Casualty"), an indirect wholly owned subsidiary of Equitable Life, is party to an arbitration proceeding that commenced in August 1995. The proceeding relates to a dispute among Casualty, Houston General Insurance Company ("Houston General") and GEICO General Insurance Company ("GEICO General") regarding the interpretation of a reinsurance agreement. The arbitration panel issued a final award in favor of Casualty and GEICO General on June 17, 1996. Casualty and GEICO General moved in the pending Texas state court action, with Houston General's consent, for an order confirming the arbitration award and entering judgment dismissing the action. The motion was granted on January 29, 1997. The parties have also stipulated to the dismissal without prejudice of a related Texas Federal court action brought by Houston General against GEICO General and Equitable Life. In connection with confirmation of the arbitration award, Houston General paid to Casualty approximately $839,600 in settlement of certain reimbursement claims by Casualty against Houston General.

        On July 25, 1995, a Consolidated and Supplemental Class Action Complaint ("Complaint") was filed against the Alliance North American Government Income Trust, Inc. (the "Fund"), Alliance and certain other defendants affiliated with Alliance, including the Holding Company, alleging violations of Federal securities laws, fraud and breach of fiduciary duty in connection with the Fund's investments in Mexican and Argentine securities. The Complaint, which seeks certification of a plaintiff class of persons who purchased or owned Class A, B or C shares of the Fund from March 27, 1992 through December 23, 1994, seeks an unspecified amount of damages, costs, attorneys' fees and punitive damages. The principal allegations of the Complaint are that the Fund purchased debt securities issued by the Mexican and Argentine governments in amounts that were not permitted by the Fund's investment objective, and that there was no shareholder vote to change the investment objective to permit purchases in such amounts. The Complaint further alleges that the decline in the value of the Mexican and Argentine securities held by the Fund caused the Fund's net asset value to decline to the detriment of the Fund's shareholders. On September 26, 1996, the United States District Court for the Southern District of New York granted the defendants' motion to dismiss all counts of the complaint. On October 11, 1996, plaintiffs filed a motion for reconsideration of the court's decision granting defendants' motion to dismiss the Complaint. On November 25, 1996, the court denied plaintiffs' motion for reconsideration. On October 29, 1996, plaintiffs filed a motion for leave to file an amended complaint. The principal allegations of the proposed amended complaint are that the Fund did not properly disclose that it planned to invest in mortgage-backed derivative securities and that two advertisements used by the Fund misrepresented the risks of investing in the Fund. Plaintiffs also reiterated allegations in the Complaint that the Fund failed to hedge against the risks of investing in foreign securities despite representations that it would do so. Alliance believes that the allegations in the Complaint are without merit and intends to vigorously defend against these claims. While the ultimate outcome of this matter cannot be determined at this time, management of Alliance does not expect that it will have a material adverse effect on Alliance's results of operations or financial condition.

        On January 26, 1996, a purported purchaser of certain notes and warrants to purchase shares of common stock of Rickel Home Centers, Inc. ("Rickel") filed a class action complaint against Donaldson, Lufkin & Jenrette Securities Corporation ("DLJSC") and certain other defendants for unspecified compensatory and punitive damages in the United States District Court for the Southern District of New York. The suit was brought on behalf of the purchasers of 126,457 units consisting of $126,457,000 aggregate principal amount of 13 1/2% senior notes due 2001 and 126,457 warrants to purchase shares of common stock of Rickel issued by Rickel in October 1994. The complaint alleges violations of Federal securities laws and common law fraud against DLJSC, as the underwriter of the units and as an owner of 7.3% of the common stock of Rickel, Eos Partners, L.P., and General Electric Capital Corporation, each as owners of 44.2% of the common stock of Rickel, and members of the Board of Directors of Rickel, including a DLJSC Managing Director. The complaint seeks to hold DLJSC liable for alleged misstatements and omissions contained in the prospectus and registration statement filed in connection with the offering of the units, alleging that the defendants knew of financial losses and a decline in value of Rickel in the months prior to the offering and did not disclose such information. The complaint also alleges that Rickel failed to pay its semi-annual interest payment due on the units on December 15, 1995 and that Rickel filed a voluntary petition for reorganization pursuant to Chapter 11 of the United States Bankruptcy Code on January 10, 1996. DLJSC intends to defend itself vigorously against all of the allegations contained in the complaint. Although there can be no assurance, DLJ does not believe the outcome of this litigation will have a material adverse effect on its financial condition. Due to the early stage of this litigation, based on the information currently available to it, DLJ's management cannot make an estimate of loss, if any, or predict whether or not such litigation will have a material adverse effect on DLJ's results of operations in any particular period.

        In October 1995, DLJSC was named as a defendant in a purported class action filed in a Texas State Court on behalf of the holders of $550.0 million principal amount of subordinated redeemable discount debentures of National Gypsum Corporation ("NGC") canceled in connection with a Chapter 11 plan of reorganization for NGC consummated in July 1993. The named plaintiff in the State Court action also filed an adversary proceeding in the Bankruptcy Court for the Northern District of Texas seeking a declaratory judgment that the confirmed NGC plan of reorganization does not bar the class action claims. Subsequent to the consummation of NGC's plan of reorganization, NGC's shares traded for values substantially in excess of, and in 1995 NGC was acquired for a value substantially in excess of, the values upon which NGC's plan of reorganization was based. The two actions arise out of DLJSC's activities as financial advisor to NGC in the course of NGC's Chapter 11 reorganization proceedings. The class action complaint alleges that the plan of reorganization submitted by NGC was based upon projections by NGC and DLJSC which intentionally understated forecasts, and provided misleading and incorrect information in order to hide NGC's true value and that defendants breached their fiduciary duties by, among other things, providing false, misleading or incomplete information to deliberately understate the value of NGC. The class action complaint seeks compensatory and punitive damages purportedly sustained by the class. The Texas State Court action, which had been removed to the Bankruptcy Court, has been remanded back to the state court, which remand is being opposed by DLJSC. DLJSC intends to defend itself vigorously against all of the allegations contained in the complaint. Although there can be no assurance, DLJ does not believe that the ultimate outcome of this litigation will have a material adverse effect on its financial condition. Due to the early stage of such litigation, based upon the information currently available to it, DLJ's management cannot make an estimate of loss, if any, or predict whether or not such litigation will have a material adverse effect on DLJ's results of operations in any particular period.

        In November and December 1995, DLJSC, along with various other parties, was named as a defendant in a number of purported class actions filed in the U.S. District Court for the Eastern District of Louisiana. The complaints allege violations of the Federal securities laws arising out of a public offering in 1994 of $435.0 million of first mortgage notes of Harrah's Jazz Company and Harrah's Jazz Finance Corp. The complaints seek to hold DLJSC liable for various alleged misstatements and omissions contained in the prospectus dated November 9, 1994. DLJSC intends to defend itself vigorously against all of the allegations contained in the complaints. Although there can be no assurance, DLJ does not believe that the ultimate outcome of this litigation will have a material adverse effect on its financial condition. Due to the early stage of this litigation, based upon the information currently available to it, DLJ's management cannot make an estimate of loss, if any, or predict whether or not such litigation will have a material adverse effect on DLJ's results of operations in any particular period.

        In addition to the matters described above, Equitable Life and its subsidiaries and DLJ and its subsidiaries are involved in various legal actions and proceedings in connection with their businesses. Some of the actions and proceedings have been brought on behalf of various alleged classes of claimants and certain of these claimants seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on the Company's consolidated financial position or results of operations.

15)     LEASES

        The Company has entered into operating leases for office space and certain other assets, principally data processing equipment and office furniture and equipment. Future minimum payments under noncancelable leases for 1997 and the succeeding four years are $113.7 million, $110.6 million, $100.3 million, $72.3 million, $59.3 million and $427.3 million thereafter. Minimum future sublease rental income on these noncancelable leases for 1997 and the succeeding four years are $9.8 million, $6.0 million, $4.5 million, $2.4 million, $.8 million and $.1 million thereafter.

        At December 31, 1996, the minimum future rental income on noncancelable operating leases for wholly owned investments in real estate for 1997 and the succeeding four years are $263.0 million, $242.1 million, $219.8 million, $194.3 million, $174.6 million and $847.1 million thereafter.

16)     OTHER OPERATING COSTS AND EXPENSES

        Other operating costs and expenses consisted of the following:

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Compensation costs.................................  $       647.3       $      595.9       $      687.5
        Commissions........................................          329.5              314.3              313.0
        Short-term debt interest expense...................            8.0               11.4               19.0
        Long-term debt interest expense....................          137.3              108.1               98.3
        Amortization of policy acquisition costs...........          405.2              317.8              313.4
        Capitalization of policy acquisition costs.........         (391.9)            (391.0)            (410.9)
        Rent expense, net of sub-lease income..............          113.7              109.3              116.0
        Other..............................................          798.9              710.0              721.4
                                                            -----------------   ----------------   -----------------
        Total..............................................  $     2,048.0       $    1,775.8       $    1,857.7
                                                            =================   ================   =================

        During 1996, 1995 and 1994, the Company restructured certain operations in connection with cost reduction programs and recorded pre-tax provisions of $24.4 million, $32.0 million and $20.4 million, respectively. The amounts paid during 1996, associated with cost reduction programs, totaled $17.7 million. At December 31, 1996, the liabilities associated with cost reduction programs amounted to $44.5 million. The 1996 cost reduction program included restructuring costs related to the consolidation of insurance operations' service centers. The 1995 cost reduction program included relocation expenses, including the accelerated amortization of building improvements associated with the relocation of the home office. The 1994 cost reduction program included costs associated with the termination of operating leases and employee severance benefits in connection with the consolidation of 16 insurance agencies. Amortization of DAC included $145.0 million writeoff of DAC related to DI contracts in the fourth quarter of 1996.

17)     INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

        Equitable Life is restricted as to the amounts it may pay as dividends to the Holding Company. Under the New York Insurance Law, the Superintendent has broad discretion to determine whether the financia1 condition of a stock life insurance company would support the payment of dividends to its shareholders. For 1996, 1995 and 1994, statutory net (loss) earnings totaled $(351.1) million, $(352.4) million and $67.5 million, respectively. No amounts are expected to be available for dividends from Equitable Life to the Holding Company in 1997.

        At December 31, 1996, the Insurance Group, in accordance with various government and state regulations, had $21.9 million of securities deposited with such government or state agencies.

        Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from GAAP. The New York Insurance Department (the "Department") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, for determining its solvency under the New York Insurance Law, and for determining whether its financial condition warrants the payment of a dividend to its stockholders. No consideration is given by the Department to financial statements prepared in accordance with GAAP in making such determinations. The following reconciles the Company's statutory change in surplus and capital stock and statutory surplus and capital stock determined in accordance with accounting practices prescribed by the Department with net earnings and equity on a GAAP basis.

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Net change in statutory surplus and capital stock..  $        56.0       $       78.1       $      292.4
        Change in asset valuation reserves.................          (48.4)             365.7             (285.2)
                                                            -----------------   ----------------   -----------------
        Net change in statutory surplus, capital stock
          and asset valuation reserves.....................            7.6              443.8                7.2
        Adjustments:
          Future policy benefits and policyholders'
            account balances...............................         (298.5)             (66.0)              (5.3)
          DAC..............................................          (13.3)              73.2               97.5
          Deferred Federal income taxes....................          108.0             (158.1)             (58.7)
          Valuation of investments.........................          289.8              189.1               45.2
          Valuation of investment subsidiary...............         (117.7)            (188.6)             396.6
          Limited risk reinsurance.........................           92.5              416.9               74.9
          Contribution from the Holding Company............            -                  -               (300.0)
          Issuance of surplus notes........................            -               (538.9)               -
          Postretirement benefits..........................           28.9              (26.7)              17.1
          Other, net.......................................           12.4              115.1              (44.0)
          GAAP adjustments of Closed Block.................           (9.8)              15.7               (9.5)
          GAAP adjustments of discontinued GIC
            Segment........................................          (89.6)              37.3               42.8
                                                            -----------------   ----------------   -----------------
        Net Earnings of the Insurance Group................  $        10.3       $      312.8       $      263.8
                                                            =================   ================   =================

                                                                                 DECEMBER 31,
                                                            --------------------------------------------------------
                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Statutory surplus and capital stock................  $     2,258.9       $    2,202.9       $    2,124.8
        Asset valuation reserves...........................        1,297.5            1,345.9              980.2
                                                            -----------------   ----------------   -----------------
        Statutory surplus, capital stock and asset
          valuation reserves...............................        3,556.4            3,548.8            3,105.0
        Adjustments:
          Future policy benefits and policyholders'
            account balances...............................       (1,305.0)          (1,006.5)            (940.5)
          DAC..............................................        3,104.9            3,075.8            3,219.4
          Deferred Federal income taxes....................         (306.1)            (452.0)             (29.4)
          Valuation of investments.........................          286.8              417.7             (794.1)
          Valuation of investment subsidiary...............         (782.8)            (665.1)            (476.5)
          Limited risk reinsurance.........................         (336.5)            (429.0)            (845.9)
          Issuance of surplus notes........................         (539.0)            (538.9)               -
          Postretirement benefits..........................         (314.4)            (343.3)            (316.6)
          Other, net.......................................          126.3                4.4              (79.2)
          GAAP adjustments of Closed Block.................          783.7              830.8              740.4
          GAAP adjustments of discontinued GIC
            Segment........................................         (190.3)            (184.6)            (221.9)
                                                            -----------------   ----------------   -----------------
        Equity of the Insurance Group......................  $     4,084.0       $    4,258.1       $    3,360.7
                                                            =================   ================   =================

18)     BUSINESS SEGMENT INFORMATION

        The Company has two major business segments: Insurance Operations and Investment Services. Interest expense related to debt not specific to either business segment is presented as Corporate interest expense. Information for all periods is presented on a comparable basis.

        The Insurance Operations segment offers a variety of traditional, variable and interest-sensitive life insurance products, disability income, annuity products, mutual fund and other investment products to individuals and small groups and administers traditional participating group annuity contracts with conversion features, generally for corporate qualified pension plans, and association plans which provide full service retirement programs for individuals affiliated with professional and trade associations. This segment includes Separate Accounts for individual insurance and annuity products.

        The Investment Services segment provides investment fund management, primarily to institutional clients. This segment includes the Company's equity interest in DLJ and Separate Accounts which provide various investment options for group clients through pooled or single group accounts.

        Intersegment investment advisory and other fees of approximately $127.5 million, $124.1 million and $135.3 million for 1996, 1995 and 1994, respectively, are included in total revenues of the Investment Services segment. These fees, excluding amounts related to the discontinued GIC Segment of $15.7 million, $14.7 million and $27.4 million for 1996, 1995 and 1994, respectively, are eliminated in consolidation.

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Revenues
        Insurance operations...............................  $     3,742.9       $    3,614.6       $    3,507.4
        Investment services................................        1,126.1              949.1              935.2
        Consolidation/elimination..........................          (24.5)             (34.9)             (27.2)
                                                            -----------------   ----------------   -----------------
        Total..............................................  $     4,844.5       $    4,528.8       $    4,415.4
                                                            =================   ================   =================
        Earnings (loss) from continuing  operations
          before Federal income taxes, minority interest
          and cumulative effect of accounting change
        Insurance operations...............................  $       (36.6)      $      303.1       $      327.5
        Investment services................................          311.9              224.0              227.9
        Consolidation/elimination..........................             .2               (3.1)                .3
                                                            -----------------   ----------------   -----------------
              Subtotal.....................................          275.5              524.0              555.7
        Corporate interest expense.........................          (66.9)             (27.9)            (114.2)
                                                            -----------------   ----------------   -----------------
        Total..............................................  $       208.6       $      496.1       $      441.5
                                                            =================   ================   =================

                                                   DECEMBER 31,
                                        ------------------------------------
                                             1996                1995
                                        ----------------   -----------------
                                                   (IN MILLIONS)

        Assets
        Insurance operations...........  $    60,464.9      $    56,720.5
        Investment services............       13,542.5           12,842.9
        Consolidation/elimination......         (399.6)            (354.4)
                                        ----------------   -----------------
        Total..........................  $    73,607.8      $    69,209.0
                                        ================   =================

19)     QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

        The quarterly results of operations for 1996 and 1995, are summarized below:

                                                                      THREE MONTHS ENDED
                                       ------------------------------------------------------------------------------
                                           MARCH 31           JUNE 30           SEPTEMBER 30          DECEMBER 31
                                       -----------------  -----------------   ------------------   ------------------
                                                                        (IN MILLIONS)
        1996
        ----
        Total Revenues................  $     1,169.7      $     1,193.6       $    1,193.6         $    1,287.6
                                       =================  =================   ==================   ==================
        Earnings (Loss) from
          Continuing Operations
          before Cumulative Effect
          of Accounting Change........  $        94.8      $        87.1       $       93.2         $     (157.9)
                                       =================  =================   ==================   ==================
        Net Earnings (Loss)...........  $        71.7      $        87.1       $       93.2         $     (241.7)
                                       =================  =================   ==================   ==================
        1995
        ----
        Total Revenues................  $     1,079.1      $     1,164.0       $    1,138.8         $    1,146.9
                                       =================  =================   ==================   ==================
        Net Earnings..................  $        66.3      $       101.7       $      100.2         $       44.6
                                       =================  =================   ==================   ==================

        The quarterly results of operations for 1996 and 1995 have been restated to reflect the Company's accounting change adopted in the fourth quarter of 1996 for long-duration participating life contracts in accordance with the provisions prescribed by SFAS No. 120. Net earnings for the three months ended December 31, 1996 includes a charge of $339.3 million related to writeoffs of DAC on DI contracts of $94.3 million, reserve strengthening on DI business of $113.7 million, pension par of $47.5 million and the discontinued GIC Segment of $83.8 million.

20)     INVESTMENT IN DLJ

        On December 15, 1993, the Company sold a 61% interest in DLJ to the Holding Company for $800.0 million in cash and securities. The excess of the proceeds over the book value in DLJ at the date of sale of $340.2 million has been reflected as a capital contribution. In 1995, DLJ completed the initial public offering ("IPO") of 10.58 million shares of its common stock, which included 7.28 million of the Holding Company's shares in DLJ, priced at $27 per share. Concurrent with the IPO, the Company contributed equity securities to DLJ having a market value of $21.2 million. Upon completion of the IPO, the Company's ownership percentage was reduced to 36.1%. The Company's ownership interest will be further reduced upon the issuance of common stock after the vesting of forfeitable restricted stock units acquired by and/or the exercise of options granted to certain DLJ employees. DLJ restricted stock units represents forfeitable rights to receive approximately 5.2 million shares of DLJ common stock through February 2000.

        The results of operations of DLJ are accounted for on the equity basis and are included in commissions, fees and other income in the consolidated statements of earnings. The Company's carrying value of DLJ is included in investment in and loans to affiliates in the consolidated balance sheets.

        Summarized balance sheets information for DLJ, reconciled to the Company's carrying value of DLJ, are as follows:

                                                                                           DECEMBER 31,
                                                                                ------------------------------------
                                                                                     1996                1995
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)
        Assets:
        Trading account securities, at market value............................  $   15,728.1       $   10,821.3
        Securities purchased under resale agreements...........................      20,598.7           18,748.2
        Broker-dealer related receivables......................................      16,525.9           13,023.7
        Other assets...........................................................       2,651.0            1,983.3
                                                                                ----------------   -----------------
        Total Assets...........................................................  $   55,503.7       $   44,576.5
                                                                                ================   =================
        Liabilities:
        Securities sold under repurchase agreements............................  $   29,378.3       $   26,744.8
        Broker-dealer related payables.........................................      19,409.7           12,915.5
        Short-term and long-term debt..........................................       2,704.5            1,742.0
        Other liabilities......................................................       2,164.0            1,750.5
                                                                                ----------------   -----------------
        Total liabilities......................................................      53,656.5           43,152.8
        Cumulative exchangeable preferred stock................................           -                225.0
        DLJ's company-obligated mandatorily redeemed preferred
          securities of subsidiary trust holding solely debentures of DLJ......         200.0                -
        Total shareholders' equity.............................................       1,647.2            1,198.7
                                                                                ----------------   -----------------
        Total Liabilities, Cumulative Exchangeable Preferred Stock and
          Shareholders' Equity.................................................  $   55,503.7       $   44,576.5
                                                                                ================   =================
        DLJ's equity as reported...............................................  $    1,647.2       $    1,198.7
        Unamortized cost in excess of net assets acquired in 1985
          and other adjustments................................................          23.9               40.5
        The Holding Company's equity ownership in DLJ..........................        (590.2)            (499.0)
        Minority interest in DLJ...............................................        (588.6)            (324.3)
                                                                                ----------------   -----------------
        The Company's Carrying Value of DLJ....................................  $      492.3       $      415.9
                                                                                ================   =================

        Summarized statements of earnings information for DLJ reconciled to the Company's equity in earnings of DLJ is as follows:

                                                                                     1996                1995
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)
        Commission, fees and other income......................................  $    1,818.2       $    1,325.9
        Net investment income..................................................       1,074.2              904.1
        Dealer, trading and investment gains, net..............................         598.4              528.6
                                                                                ----------------   -----------------
        Total revenues.........................................................       3,490.8            2,758.6
        Total expenses including income taxes..................................       3,199.5            2,579.5
                                                                                ----------------   -----------------
        Net earnings...........................................................         291.3              179.1
        Dividends on preferred stock...........................................          18.7               19.9
                                                                                ----------------   -----------------
        Earnings Applicable to Common Shares...................................  $      272.6       $      159.2
                                                                                ================   =================
        DLJ's earnings applicable to common shares as reported.................  $      272.6       $      159.2
        Amortization of cost in excess of net assets acquired in 1985..........          (3.1)              (3.9)
        The Holding Company's equity in DLJ's earnings.........................        (107.8)             (90.4)
        Minority interest in DLJ...............................................         (73.4)              (6.5)
                                                                                ----------------   -----------------
        The Company's Equity in DLJ's Earnings.................................  $       88.3       $       58.4
                                                                                ================   =================

21)     ACCOUNTING FOR STOCK-BASED COMPENSATION

        The Holding Company sponsors a stock option plan for employees of Equitable Life. DLJ and Alliance each sponsor their own stock option plans for certain employees. The Company elected to continue to account for stock-based compensation using the intrinsic value method prescribed in APB Opinion No. 25. Had compensation expense of the Company's stock option incentive plans for options granted after December 31, 1994 been determined based on the estimated fair value at the grant dates for awards under those plans, the Company's pro forma net earnings for 1996 and 1995 would have been as follows:

                                    1996              1995
                               ---------------   ---------------
                                        (IN MILLIONS)
        Net Earnings
          As Reported.........  $       10.3      $     312.8
          Pro Forma...........  $        3.2      $     311.3

        The fair value of options and units granted after December 31, 1994, used as a basis for the above pro forma disclosures, was estimated as of the date of grants using Black-Scholes option pricing models. The option and unit pricing assumptions for 1996 and 1995 are as follows:

                                      HOLDING COMPANY                    DLJ                        ALLIANCE
                                  -------------------------   --------------------------  -----------------------------
                                     1996          1995          1996          1995           1996            1995
                                  -----------   -----------   -----------   ------------  -------------   -------------
        Dividend yield...........     0.80%         0.96%         1.54%         1.85%         8.0%            8.0%
        Expected volatility......    20.00%        20.00%        25.00%        25.00%        23.00%          23.00%
        Risk-free interest rate..     5.92%         6.83%         6.07%         5.86%         5.80%           6.00%

        Expected Life............  5 YEARS       5 years       5 YEARS        5 years      7.43 YEARS      7.43 years
        Weighted fair value
          per option granted.....    $6.94         $5.90         $9.35          -            $2.69           $2.24

        A summary of the Holding Company and DLJ stock option plans and Alliance's Unit option plans are as follows:

                                          HOLDING COMPANY                       DLJ                           ALLIANCE
                                    -----------------------------   -----------------------------   -----------------------------
                                                      Options                         Options                         Options
                                                    Outstanding                     Outstanding                     Outstanding
                                                      Weighted                        Weighted                        Weighted
                                                      Average                         Average                         Average
                                      Shares         Exercise          Shares        Exercise           Units         Exercise
                                    (In Millions)      Price        (In Millions)     Price         (In Millions)      Price
                                    -------------   -------------   -------------   -------------   -------------   -------------
        Balance as of
          January 1, 1994........         6.1                             -                               3.2
          Granted................          .7                             -                               1.2
          Exercised..............         -                               -                               (.5)
          Forfeited..............         -                               -                               (.1)
                                    -------------                   -------------                   -------------
        Balance as of
          December 31, 1994......         6.8                             -                               3.8
          Granted................          .4                             9.2                             1.8
          Exercised..............         (.1)                            -                               (.5)
          Expired................         (.1)                            -                               -
          Forfeited..............         (.3)                            -                               (.3)
                                    -------------                   -------------                   -------------
        Balance as of
          December 31, 1995......         6.7           $20.27            9.2          $27.00             4.8           $17.72
          Granted................          .7           $24.94            2.1          $32.54              .7           $25.12
          Exercised..............         (.1)          $19.91            -              -                (.4)          $13.64
          Expired................         (.6)          $20.21            -              -                -               -
          Forfeited..............         -               -               (.2)         $27.00             (.1)          $19.32
                                    -------------                   -------------                   -------------
        Balance as of
          December 31, 1996......         6.7           $20.79           11.1          $28.06             5.0           $19.07
                                    =============   =============   =============   =============   =============   =============

        Information with respect to stock and unit options outstanding and exercisable at December 31, 1996 is as follows:

                                      Options Outstanding                                          Options Exercisable
        -------------------------------------------------------------------------------    --------------------------------------
                                                       Weighted
                                                        Average           Weighted                                 Weighted
              Range of               Number            Remaining           Average               Number             Average
              Exercise            Outstanding         Contractual         Exercise            Exercisable           Exercise
               Prices            (In Millions)        Life (Years)          Price            (In Millions)           Price
        ---------------------   -----------------   ---------------   -----------------    -------------------   ----------------
               Holding
               Company
        ---------------------
        $18.125-$27.75                 6.7                 7.00             $20.79                3.4                $20.18
                                =================   ===============   =================    ===================   ================

                 DLJ
        ---------------------
        $27.00-$33.50                 11.1                 9.00             $28.06                -                    -
                                =================   ===============   =================    ===================   ================

              Alliance
        ---------------------
        $ 6.0625-$15.9375              1.3                 4.76             $12.97                1.2                $12.58
        $16.3125-$19.75                1.1                 8.19             $19.13                 .2                $18.69
        $19.875 -$19.875               1.0                 7.36             $19.88                 .4                $19.88
        $20.75  -$24.375                .9                 8.46             $22.05                 .3                $21.84
        $24.375 -$25.125                .7                 9.96             $25.13                -                    -
                                -----------------                                          -------------------
        $ 6.0625-$25.125               5.0                 7.43             $19.07                2.1                $15.84
                                =================   ===============   =================    ===================   ================